Equitable Accumulator(SM)

  A combination variable and fixed deferred annuity contract


  PROSPECTUS DATED OCTOBER 18, 1999
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  Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its portfolios.

  WHAT IS THE EQUITABLE ACCUMULATOR?

  Equitable Accumulator is a deferred annuity contract issued by The Equitable Life Assurance Society of the United States. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, fixed maturity options, or the account for special dollar cost averaging ("investment options").

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  VARIABLE INVESTMENT OPTIONS
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  o Alliance Money Market                       o JPM Core Bond
  o Alliance High Yield                         o Lazard Large Cap Value
  o Alliance Common Stock                       o Lazard Small Cap Value
  o Alliance Aggressive Stock                   o MFS Growth with Income
  o Alliance Small Cap Growth                   o MFS Research
  o EQ/Alliance Premier Growth                  o MFS Emerging Growth
  o BT Equity 500 Index                           Companies
  o BT Small Company Index                      o Morgan Stanley Emerging
  o BT International Equity Index                   Markets Equity
  o Capital Guardian U.S. Equity                o EQ/Putnam Growth & Income
  o Capital Guardian Research                       Value
  o Capital Guardian International              o EQ/Putnam Investors Growth
                                                o EQ/Putnam International Equity
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  You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of our Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio of EQ Advisors Trust. Your investment results in a variable investment option will depend on the investment performance of the related portfolio.

  FIXED MATURITY OPTIONS. You may allocate amounts to one or more fixed maturity options. These amounts will receive a fixed rate of interest for a specified period. Interest is earned at a guaranteed rate set by us. We make a market value adjustment (up or down) if you make transfers or withdrawals from a fixed maturity option before its maturity date.

  ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING. This account also pays fixed interest at guaranteed rates.

  TYPES OF CONTRACTS. We offer the contracts for use as:

  o A nonqualified annuity ("NQ") for after-tax contributions only.

  o An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

    We offer two versions of the traditional IRA: "Rollover IRA" and "Flexible Premium IRA." We also offer two versions of the Roth IRA: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

  o An annuity that is an investment vehicle for a qualified defined contribution or defined benefit plan ("QP").

  o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") - ("Rollover TSA").

  A contribution of at least $5,000 is required to purchase an NQ, Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contract. For Flexible Premium IRA or Flexible Premium Roth IRA contracts, we require a contribution of $2,000 to purchase a contract.

  Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated October 18, 1999 is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's Web site at http://www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

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2  CONTENTS OF THIS PROSPECTUS
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Contents of this prospectus


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EQUITABLE ACCUMULATOR(SM)

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Index of key words and phrases                              4
Who is Equitable Life?                                      5
How to reach us                                             6
Equitable Accumulator at a glance - key features            8

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FEE TABLE                                                  11
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Examples                                                   14
Condensed financial information                            15
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1
CONTRACT FEATURES AND BENEFITS                             16
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How you can purchase and contribute to your contract       16
Owner and annuitant requirements                           20
How you can make your contributions                        20
What are your investment options under the contract?       20
Allocating your contributions                              24
Our baseBUILDER option                                     25
Guaranteed minimum death benefit                           28
Your right to cancel within a certain number of days       29

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2
DETERMINING YOUR CONTRACT'S VALUE                          30
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Your account value                                         30
Your contract's value in the variable investment options   30
Your contract's value in the fixed maturity options        30
Your contract's value in the account for special dollar
  cost averaging                                           30

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"We," "our," and "us" refer to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

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                                                  CONTENTS OF THIS PROSPECTUS  3
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3
TRANSFERRING YOUR MONEY AMONG
  INVESTMENT OPTIONS                                       31
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Transferring your account value                            31
Rebalancing your account value                             31

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4
ACCESSING YOUR MONEY                                       32
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Withdrawing your account value                             32
How withdrawals are taken from your account value          33
How withdrawals affect your guaranteed minimum
  income benefit and guaranteed minimum death
  benefit                                                  33
Loans under Rollover TSA contracts                         34
Surrendering your contract to receive its cash value       35
When to expect payments                                    35
Choosing your annuity payout options                       36

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5
CHARGES AND EXPENSES                                       39
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Charges that Equitable Life deducts                        39
Charges that EQ Advisors Trust deducts                     41
Group or sponsored arrangements                            41
Other distribution arrangements                            42

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6
PAYMENT OF DEATH BENEFIT                                   43
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Your beneficiary and payment of benefit                    43
How death benefit payment is made                          44
Beneficiary continuation option for Rollover IRA and
  Flexible Premium IRA contracts                           44

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7
TAX INFORMATION                                            46
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Overview                                                   46
Transfers among investment options                         46
Taxation of nonqualified annuities                         46
Special rules for NQ contracts issued in Puerto Rico       47
Individual retirement arrangements (IRAs)                  48
Special rules for nonqualified contracts in qualified
  plans                                                    58
Tax-Sheltered Annuity contracts (TSAs)                     58
Federal and state income tax withholding and
  information reporting                                    62
Impact of taxes to Equitable Life                          64

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8
MORE INFORMATION                                           65
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About our Separate Account No. 49                          65
About EQ Advisors Trust                                    65
About our fixed maturity options                           66
About the general account                                  67
About other methods of payment                             67
Dates and prices at which contract events occur            68
About your voting rights                                   69
About our year 2000 progress                               70
About legal proceedings                                    70
About our independent accountants                          70
Transfers of ownership, collateral assignments, loans,
  and borrowing                                            70
Distribution of the contracts                              71

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9
INVESTMENT PERFORMANCE                                     72
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Benchmarks                                                 72
Communicating performance data                             81

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10
INCORPORATION OF CERTAIN DOCUMENTS BY
  REFERENCE                                                83
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APPENDICES
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I - Condensed financial information                       A-1
II - Purchase considerations for QP
     contracts                                            B-1
III - Market value adjustment example                     C-1
IV - Guaranteed minimum
     death benefit example                                D-1

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STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
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

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4  INDEX OF KEY WORDS AND PHRASES
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Index of key words and phrases


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This index should help you locate more information on the terms used in this prospectus.

                                                           Page
account for special dollar cost
   averaging                                                23
account value                                               30
annuitant                                                   16
annuity payout options                                      36
baseBUILDER                                                 25
beneficiary                                                 43
benefit base                                                26
business day                                                68
cash value                                                  30
conduit IRA                                                 52
contract date                                                9
contract date anniversary                                    9
contract year                                                9
contributions to Roth IRAs                                  55
  regular contributions                                     55
  rollover contributions                                    56
  conversion contributions                                  56
  direct custodian-to-custodian
    transfers                                               56
contributions to traditional IRAs                           48
  regular contributions                                     49
  rollover contributions                                    51
  direct custodian-to-custodian
    transfers                                               51
ERISA                                                       34
fixed maturity amount                                       22
fixed maturity options                                      22
Flexible Premium IRA                                      cover

                                                           Page
Flexible Premium Roth IRA                                 cover
guaranteed minimum death benefit                            28
guaranteed minimum income benefit                           26
IRA                                                         48
IRS                                                         46
investment options                                          20
loan reserve account                                        35
market adjusted amount                                      22
market value adjustment                                     23
maturity value                                              22
NQ                                                          46
participant                                                 20
portfolio                                                 cover
processing office                                            6
QP                                                          58
rate to maturity                                            22
Required Beginning Date                                     52
Rollover IRA                                              cover
Rollover TSA                                              cover
Roth Conversion IRA                                       cover
Roth IRA                                                    55
SAI                                                       cover
SEC                                                       cover
TOPS                                                         6
TSA                                                         58
traditional IRA                                             48
unit                                                        30
variable investment options                                 20


To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your registered representative can provide further explanation about your contract.

  ----------------------------------------------------------------------------
  Prospectus                       Contract or Supplemental Materials
  ----------------------------------------------------------------------------
  fixed maturity options           Guarantee Periods (Guaranteed Fixed
                                   Interest Accounts in supplemental materials)
  variable investment options      Investment Funds
  account value                    Annuity Account Value
  rate to maturity                 Guaranteed Rates
  unit                             Accumulation Unit
  ----------------------------------------------------------------------------

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                                                       WHO IS EQUITABLE LIFE?  5
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Who is Equitable Life?


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We are The Equitable Life Assurance Society of the United States ("Equitable
Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contract.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $390.8 billion in assets as of June 30, 1999. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

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                                                       WHO IS EQUITABLE LIFE?  6
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HOW TO REACH US

You may communicate with our processing office as listed below for any of the following purposes:

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FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
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Equitable Accumulator
P.O. Box 13014
Newark, NJ 07188-0014

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FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
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Equitable Accumulator
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014
Secaucus, NJ 07094

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FOR ALL OTHER COMMUNICATIONS (E.G.,
REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY REGULAR MAIL:
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Equitable Accumulator
P.O. Box 1547
Secaucus, NJ 07096-1547

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FOR ALL OTHER COMMUNICATIONS (E.G.,
REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
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Equitable Accumulator
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094

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REPORTS WE PROVIDE:
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o    written confirmation of financial transactions;

o statement of your contract values at the close of each calendar quarter (four per year); and

o annual statement of your contract values as of the close of the contract year.

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TELEPHONE OPERATED PROGRAM SUPPORT
("TOPS") SYSTEM:
---------------------------------------------------------

TOPS is designed to provide you with up-to-date information via touch-tone telephone. You can obtain information on:

o    your current account value;

o    your current allocation percentages;

o    the number of units you have in the variable investment options;

o    rates to maturity for the fixed maturity options; and

o    the daily unit values for the variable investment options.

You can also:

o change your allocation percentages and/or transfer among the investment options; and

o    obtain or change your personal identification number (PIN).

TOPS is normally available seven days a week, 24 hours a day, by calling toll free 1-888-909-7770. Of course, for reasons beyond our control, the service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone are genuine. For example, we will require certain personal identification information before we will act on telephone instructions and we will provide written confirmation of your transfers. We will not be liable for following telephone instructions we reasonably believe to be genuine.

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BY INTERNET:
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You can also access information about your contract on the Internet. Please visit our Web site at http://www.equitable.com, and click on EQAccess.

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7  WHO IS EQUITABLE LIFE?
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CUSTOMER SERVICE REPRESENTATIVE:
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You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern time.

You should send all contributions, notices, and requests to our processing office at the address above.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) authorization for telephone transfers by your registered representative;

(2) conversion of a traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract;

(3) election of the automatic investment program;

(4) election of the rebalancing program;

(5) requests for loans under Rollover TSA contracts;

(6) spousal consent for loans under Rollover TSA contracts;

(7) contract surrender and withdrawal requests;

(8) tax withholding election; and

(9) election of the beneficiary continuation option.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF
REQUESTS:

(1) address changes;

(2) beneficiary changes;

(3) transfers between investment options; and

(4) requests to exercise your guaranteed minimum income benefit.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1) automatic investment program;

(2) general dollar cost averaging;

(3) rebalancing;

(4) special dollar cost averaging;

(5) substantially equal withdrawals;

(6) systematic withdrawals; and

(7) the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners both must sign.

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8  EQUITABLE ACCUMULATOR AT A GLANCE - KEY FEATURES
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Equitable Accumulator at a glance - key features


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
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
PROFESSIONAL                  Equitable Accumulator's variable investment options invest in 22 different portfolios
INVESTMENT                    managed  by professional investment advisers.
MANAGEMENT

FIXED MATURITY                o 10 fixed maturity options with maturities ranging from approximately 1 to 10 years. options
                              o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                              ----------------------------------------------------------------------------------------------
                              If you make  withdrawals  or transfers  from a fixed  maturity  option before  maturity, there will be a market value adjustment due to differences in interest rates. This may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment may also apply.
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ACCOUNT FOR SPECIAL DOLLAR    Available for dollar cost averaging all or a portion of your initial contribution.
COST AVERAGING
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TAX ADVANTAGES                o On earnings inside the       No tax on any dividends, interest or capital gains until you
                                contract                     make withdrawals from your contract or receive annuity payments.
                              ----------------------------------------------------------------------------------------------
                              o On transfers inside the      No tax on transfers among investment options.
                                contract
                              ----------------------------------------------------------------------------------------------
                              If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (IRA, QP, and Rollover TSA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.
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BASEBUILDER(R)                baseBUILDER combines a guaranteed minimum income benefit with a guaranteed minimum death benefit.
PROTECTION                    This optional feature provides income protection for you while the annuitant lives, as well as a death benefit for the beneficiary should the annuitant die.
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CONTRIBUTION AMOUNTS          o NQ, Rollover IRA, Roth Conversion IRA, QP, and Rollover TSA contracts
                              o Initial minimum:          $5,000
                              o Additional minimum:       $1,000
                                                          $100 monthly and $300 quarterly under our automatic
                                                          investment program (NQ contracts)
                              ----------------------------------------------------------------------------------------------
                              o Flexible Premium IRA and Flexible Premium Roth IRA contracts
                              o Initial minimum:          $2,000
                              o Additional minimum:       $50 ($50 under our automatic investment program)
                              ----------------------------------------------------------------------------------------------
                              Maximum contribution limitations may apply.
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


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                              EQUITABLE ACCUMULATOR AT A GLANCE - KEY FEATURES 9
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Equitable Accumulator at a glance - key features


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ACCESS TO YOUR MONEY       o Lump sum withdrawals

                           o Several withdrawal options on a periodic basis

                           o Loans under Rollover TSA contracts

                           o Contract surrender

                             You may incur a withdrawal
                             charge for certain withdrawals or if you surrender your contract. You may also incur income tax and a tax penalty.
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PAYOUT ALTERNATIVES        o Annuity payout options

                           o Income Manager payout options
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ADDITIONAL FEATURES        o Dollar cost averaging

                           o Automatic investment program

                           o Account value rebalancing (quarterly, semiannually,
                             and annually)

                           o Unlimited free transfers

                           o Waiver of withdrawal charge for disability,
                             terminal illness, or confinement to a nursing home
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FEES AND CHARGES           o Daily charges on amounts invested in variable
                             investment options for mortality and expense risks and administrative charges at an annual rate of 1.35%.

                           o Annual 0.30% benefit base charge for the optional
                             baseBUILDER benefit. The benefit base is described under "Contract features and benefits - Your guaranteed minimum income benefit under baseBUILDER." No additional charge if you want a guaranteed minimum death benefit only.

                           o Under Flexible Premium IRA and Flexible Premium
                             Roth IRA contracts, if your account value at the end of the contract year is less than $25,000, we deduct an annual administrative charge equal to $30 or during the first two contract years 2% of your account value, if less. If your account value is $25,000 or more, we will not deduct the charge.

                           o No sales charge deducted at the time you make
                             contributions.

                           o During the first seven contract years following a
                             contribution, a charge will be deducted from amounts that you withdraw that exceed 15% of your account value. We use the account value on the most recent contract date anniversary to calculate the 15% amount available. The charge begins at 7% in the first contract year following a contribution. It declines by 1% each year to 1% in the seventh contract year. There is no withdrawal charge in the eighth and later contract years following a contribution.

                           -----------------------------------------------------
                           The "contract date" is the effective date of a contract. This usually is the business day we receive your initial contribution. Your contract
                           date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary."
                           -----------------------------------------------------
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


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10 EQUITABLE ACCUMULATOR AT A GLANCE - KEY FEATURES
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Equitable Accumulator at a glance - key features


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FEES AND                   o We deduct a charge for taxes such as premium taxes
CHARGES (CONTINUED)          that may be imposed in your state. This charge is
                             generally deducted from the amount applied to
                             an annuity payout option.
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                           o We generally deduct a $350 annuity administrative
                             fee from amounts applied to purchase certain life
                             annuity payout options.
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                           o Annual expenses of EQ Advisors Trust portfolios are
                             calculated as a percentage of the average daily net
                             assets invested in each portfolio. These expenses
                             include management fees ranging from 0.25% to 1.15%
                             annually, 12b-1 fees of 0.25% annually, and other
                             expenses.
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ANNUITANT ISSUE AGES      NQ: 0-83
                          Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, and Rollover TSA: 20-83 Flexible Premium
                          IRA: 20-70 QP: 20-75
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THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE
CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.

For more detailed information we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your registered representative, or call us, if you have any questions.

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                                                                   FEE TABLE  11
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Fee table


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The fee table below will help you understand the various charges and expenses that apply to your contract. The table reflects charges you will directly incur under the contract, as well as charges and expenses of the portfolios that you will bear indirectly. Charges for taxes, such as premium taxes, may also apply. Also, an annuity administrative fee may apply when your annuity payments are to begin. Each of the charges and expenses is more fully described under "Charges and expenses" later in this prospectus. For a complete description of portfolio charges and expenses, please see the attached prospectus for EQ Advisors Trust.

The fixed maturity options and the account for special dollar cost averaging are not covered by the fee table and examples. However, the annual administrative charge and the withdrawal charge do apply to the fixed maturity options and the account for special dollar cost averaging. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

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  CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL
  PERCENTAGE OF DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------
  Mortality and expense risks (1)                                                1.10%
  Administrative (2)                                                             0.25%

  Total annual expenses                                                          1.35%
-----------------------------------------------------------------------------------------------------------
  FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY: CHARGES WE
  DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
-----------------------------------------------------------------------------------------------------------
  Maximum annual administrative charge (3)
   If your account value on a contract date anniversary is less than $25,000     $30
   If your account value on a contract date anniversary is $25,000 or more        $0
-----------------------------------------------------------------------------------------------------------
  CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN
  TRANSACTIONS
-----------------------------------------------------------------------------------------------------------
  WITHDRAWAL CHARGE AS A PERCENTAGE OF CONTRIBUTIONS (deducted if you surrender
   your contract or make certain withdrawals. The withdrawal charge              Contract
   percentage we use is  determined by the contract year in which you make         year
   the withdrawal or surrender your contract. For each contribution, we            1 ..............7.00%
   we consider the contract year in which we receive that contribution             2 ..............6.00%
   to be "contract year 1")(4)                                                     3 ..............5.00%
                                                                                   4 ..............4.00%
                                                                                   5 ..............3.00%
                                                                                   6 ..............2.00%
                                                                                   7 ..............1.00%
                                                                                   8+..............0.00%
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  CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT THE OPTIONAL BENEFIT
-----------------------------------------------------------------------------------------------------------
  baseBUILDER benefits charge (calculated as a percentage of the benefit base.
  Deducted annually on each contract date anniversary)(5)                         0.30%
-----------------------------------------------------------------------------------------------------------

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12  FEE TABLE
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EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)

-----------------------------------------------------------------------------------------------------------
                                                                                              TOTAL
                                                                             OTHER           ANNUAL
                                                                           EXPENSES         EXPENSES
                                         MANAGEMENT                     (AFTER EXPENSE   (AFTER EXPENSE
                                          FEES(6)       12B-1 FEES(7)   LIMITATION)(8)   LIMITATION)(9)
-----------------------------------------------------------------------------------------------------------
Alliance Money Market                      0.35%           0.25%             0.03%           0.63%
Alliance High Yield                        0.60%           0.25%             0.04%           0.89%
Alliance Common Stock                      0.36%           0.25%             0.04%           0.65%
Alliance Aggressive Stock                  0.54%           0.25%             0.04%           0.83%
Alliance Small Cap Growth                  0.90%           0.25%             0.06%           1.21%
EQ/Alliance Premier Growth                 0.90%           0.25%             0.00%           1.15%
BT Equity 500 Index                        0.25%           0.25%             0.05%           0.55%
BT Small Company Index                     0.25%           0.25%             0.25%           0.75%
BT International Equity Index              0.35%           0.25%             0.40%           1.00%
Capital Guardian U.S. Equity               0.65%           0.25%             0.05%           0.95%
Capital Guardian Research                  0.65%           0.25%             0.05%           0.95%
Capital Guardian International             0.75%           0.25%             0.20%           1.20%
JPM Core Bond                              0.45%           0.25%             0.10%           0.80%
Lazard Large Cap Value                     0.55%           0.25%             0.15%           0.95%
Lazard Small Cap Value                     0.80%           0.25%             0.15%           1.20%
MFS Growth with Income                     0.55%           0.25%             0.05%           0.85%
MFS Research                               0.55%           0.25%             0.05%           0.85%
MFS Emerging Growth Companies              0.55%           0.25%             0.05%           0.85%
Morgan Stanley Emerging Markets Equity     1.15%           0.25%             0.35%           1.75%
EQ/Putnam Growth & Income Value            0.55%           0.25%             0.05%           0.85%
EQ/Putnam Investors Growth                 0.55%           0.25%             0.15%           0.95%
EQ/Putnam International Equity             0.70%           0.25%             0.25%           1.20%
---------------------------------------------------------------------------------------------------------

----------------
Notes:

(1) A portion of this charge is for providing the guaranteed minimum death benefit.

(2) We reserve the right to increase this charge to a maximum annual rate of 0.35%.

(3) For Flexible Premium IRA and Flexible Premium Roth IRA contracts, during the first two contract years this charge is equal to the lesser of $30 or 2% of your account value if it applies. Thereafter, the charge is $30 for each contract year.

(4) Deducted upon a withdrawal of amounts in excess of the 15% free withdrawal amount and upon surrender of a contract.

(5) The benefit base is described under "Contract features and benefits - Your guaranteed minimum income benefit under baseBUILDER."

(6) The management fees or the maximum management fees, if a maximum applies, for each portfolio cannot be increased without a vote of that portfolio's shareholders.

(7) Portfolio shares are all subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts. Prior to October 18, 1999, the total annual expenses for the Alliance Small Cap Growth portfolio were

--------------------------------------------------------------------------------
                                                                   FEE TABLE  13
--------------------------------------------------------------------------------


    limited to 1.20% under an expense limitation arrangement related to that portfolio's Rule 12b-1 Plan. The arrangement is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1998, absent the expense limitation arrangement.

(8) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (9) for any expense limitation agreements.

    On October 18, 1999, the Alliance portfolios (other than EQ/Alliance Premier Growth) became part of the portfolios of EQ Advisors Trust. The "Other Expenses" for these portfolios have been restated to reflect the estimated expenses that would have been incurred had these portfolios been portfolios of EQ Advisors Trust for the year ended December 31, 1998. The restated expenses reflect an increase of 0.01%.

(9) Equitable Life, EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to certain portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of certain portfolios (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses, and 12b-1 fees) are limited as a percentage of the average daily net assets of the following portfolios: 0.90% for EQ/Alliance Premier Growth; 0.30% for BT Equity 500 Index; 0.50% for BT Small Company Index; 0.75% for BT International Equity Index; 0.70% for Capital Guardian U.S. Equity and Capital Guardian Research; 0.95% for Capital Guardian International; 0.55% for JPM Core Bond; 0.70% for Lazard Large Cap Value; 0.95% for Lazard Small Cap Value; 0.60% for MFS Growth with Income, MFS Research, and MFS Emerging Growth Companies; 1.50% for Morgan Stanley Emerging Markets Equity; 0.60% for EQ/Putnam Growth & Income Value; 0.70% for EQ/Putnam Investors Growth; 0.95% for EQ/Putnam International Equity. The expenses shown for the BT International Equity Index, BT Small Company Index, EQ/Putnam Investors Growth, and Lazard Large Cap Value portfolios reflect an increase effective on May 1, 1999.

    Absent the expense limitation, the "Other Expenses" for 1998 on an annualized basis for each of the portfolios would have been as follows:
    0.33% for BT Equity 500 Index; 1.31% for BT Small Company Index; 0.89% for BT International Equity Index; 0.33% for JPM Core Bond; 0.40% for Lazard Large Cap Value; 0.49% for Lazard Small Cap Value; 0.25% for MFS Research; 0.24% for MFS Emerging Growth Companies; 1.23% for Morgan Stanley Emerging Markets Equity; 0.24% for EQ/Putnam Growth & Income Value; 0.29% for EQ/Putnam Investors Growth; 0.51% for EQ/Putnam International Equity. For the following portfolios, the "Other Expenses" for 1999, absent the expense limitation, are estimated to be as follows: 0.74% for EQ/Alliance Premier Growth; 0.74% for Capital Guardian U.S. Equity and Capital Guardian Research; 1.03% for Capital Guardian International; and 0.59% for MFS Growth with Income. Initial seed capital was invested on December 31, 1998 for the MFS Growth with Income portfolio and April 30, 1999 for the EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International portfolios and therefore expenses have been estimated.

    Each portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that, among other things, such portfolio has reached sufficient size to permit such reimbursement to be made and provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. For more information see the prospectus for EQ Advisors Trust.

--------------------------------------------------------------------------------
14  FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


EXAMPLES

The examples below show the expenses that a hypothetical contract owner (who has purchased a Flexible Premium IRA or Flexible Premium Roth IRA contract and elected baseBUILDER) would pay in the situations illustrated. We assume that a $1,000 contribution is invested in one of the variable investment options listed and a 5% annual return is earned on the assets in that option.(1) Since the annual administrative charge only applies under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the charges shown in the examples would be lower for NQ, Rollover IRA, Roth Conversion IRA, QP, and Rollover TSA contracts.

These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

-----------------------------------------------------------------------------------------------------
                                                     IF YOU SURRENDER YOUR CONTRACT AT THE END
                                                        OF EACH PERIOD SHOWN, THE EXPENSES
                                                                     WOULD BE:
                                                  ---------------------------------------------------
                                                  1 YEAR        3 YEARS        5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------------
Alliance Money Market                             $93.10        $127.18        $163.89       $288.24
Alliance High Yield                               $95.68        $134.92        $176.80       $313.95
Alliance Common Stock                             $93.29        $127.77        $164.88       $290.23
Alliance Aggressive Stock                         $95.08        $133.14        $173.83       $308.07
Alliance Small Cap Growth                         $98.86        $144.42        $192.53       $344.77
EQ/Alliance Premier Growth                        $98.26        $142.63              -            -
BT Equity 500 Index                               $92.30        $124.78        $159.88       $280.19
BT Small Company Index                            $94.29        $130.75        $169.85       $300.17
BT International Equity Index                     $96.77        $138.19        $182.22       $324.65
Capital Guardian U.S. Equity                      $96.27        $136.71              -            -
Capital Guardian Research                         $96.27        $136.71              -            -
Capital Guardian International                    $98.76        $144.12              -            -
JPM Core Bond                                     $94.78        $132.24        $172.34       $305.12
Lazard Large Cap Value                            $96.27        $136.71        $179.76       $319.80
Lazard Small Cap Value                            $98.76        $144.12        $192.03       $343.81
MFS Growth with Income                            $95.28        $133.74              -            -
MFS Research                                      $95.28        $133.74        $174.83       $310.05
MFS Emerging Growth Companies                     $95.28        $133.74        $174.83       $310.05
Morgan Stanley Emerging Markets Equity           $104.22        $160.29        $218.58       $394.59
EQ/Putnam Growth & Income Value                   $95.28        $133.74        $174.83       $310.05
EQ/Putnam Investors Growth                        $96.27        $136.71        $179.76       $319.80
EQ/Putnam International Equity                    $98.76        $144.12        $192.03       $343.81
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                     IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                                        THE END OF EACH PERIOD SHOWN, THE
                                                                 EXPENSES WOULD BE:
                                                  ---------------------------------------------------
                                                  1 YEAR       3 YEARS      5 YEARS        10 YEARS
-----------------------------------------------------------------------------------------------------
Alliance Money Market                             $26.25       $80.65        $137.72       $293.13
Alliance High Yield                               $28.83       $88.40        $150.63       $318.85
Alliance Common Stock                             $26.44       $81.23        $138.70       $295.11
Alliance Aggressive Stock                         $28.23       $86.60        $147.65       $312.96
Alliance Small Cap Growth                         $32.01       $97.88        $166.34       $349.63
EQ/Alliance Premier Growth                        $31.41       $96.11             -              -
BT Equity 500 Index                               $25.45       $78.25        $133.71       $285.07
BT Small Company Index                            $27.44       $84.23        $143.69       $305.09
BT International Equity Index                     $29.92       $91.66        $156.05       $329.53
Capital Guardian U.S. Equity                      $29.42       $90.17             -              -
Capital Guardian Research                         $29.42       $90.17             -              -
Capital Guardian International                    $31.91       $97.59             -              -
JPM Core Bond                                     $27.93       $85.72        $146.17       $310.01
Lazard Large Cap Value                            $29.42       $90.17        $153.58       $324.68
Lazard Small Cap Value                            $31.91       $97.59        $165.86       $348.69
MFS Growth with Income                            $28.43       $87.20             -              -
MFS Research                                      $28.43       $87.20        $148.64       $314.93
MFS Emerging Growth Companies                     $28.43       $87.20        $148.64       $314.93
Morgan Stanley Emerging Markets Equity            $37.37      $113.76        $192.41       $399.49
EQ/Putnam Growth & Income Value                   $28.43       $87.20        $148.64       $314.93
EQ/Putnam Investors Growth                        $29.42       $90.17        $153.58       $324.68
EQ/Putnam International Equity                    $31.91       $97.59        $165.86       $348.69
-----------------------------------------------------------------------------------------------------


(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of payments under an annuity payout option. See "Accessing your money."

--------------------------------------------------------------------------------
                                                                   FEE TABLE  15
--------------------------------------------------------------------------------


IF YOU ELECT AN ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued (see note (1) above), and you elect a life annuity payout option, the expenses shown in the example for "if you do not surrender your contract" would, in each case, be increased by $4.43 based on the average amount applied to annuity payout options in 1998. See "Annuity administrative fee" under "Charges and expenses."

CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 1998.

--------------------------------------------------------------------------------
16  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


1
Contract features and benefits


--------------------------------------------------------------------------------


HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call
"contributions." We require a minimum contribution amount for each type of contract purchased. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.

--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
               AVAILABLE
  CONTRACT     FOR ANNUITANT    MINIMUM                                                            LIMITATIONS ON
  TYPE         ISSUE AGES       CONTRIBUTIONS                          SOURCE OF CONTRIBUTIONS     CONTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
  NQ           0 through 83     o $5,000 (initial)                     o After-tax money.          o No additional
                                                                                                     contributions after
                                o $1,000 (additional)                  o Paid to us by check or      age 84.
                                                                         transfer of contract
                                                                         value in a tax-deferred
                                                                         exchange under
                                                                         Section 1035 of the
                                                                         Internal Revenue Code.
----------------------------------------------------------------------------------------------------------------------------
  Flexible     20 through 70    o $2,000 (initial)                      o "Regular" traditional     o No regular IRA
  Premium IRA                                                             IRA contributions.          contributions in the
                                o $50 (additional after                                               calendar year you turn
                                  the first contract year)              o Rollovers from a            age 70 1/2 and
                                                                          qualified plan.             thereafter.

                                                                        o Rollovers from a TSA.
                                                                                                    o Total regular
                                                                        o Rollovers from another      contributions may not
                                                                          traditional individual      exceed $2,000 for a
                                                                          retirement                  year.
                                                                          arrangement.
                                                                                                    o No additional rollover
                                                                                                      or direct transfer
                                                                        o Direct custodian-           contributions after
                                                                          to-custodian transfers      age 71.
                                                                          from another
                                                                          traditional individual    o Rollover and direct
                                                                          retirement                  transfer contributions
                                                                          arrangement.                after age 70 1/2 must
                                                                                                      be net of required
                                                                                                      minimum distributions.

                                Although we accept rollover and direct transfer contributions under the Flexible Premium IRA contract, we intend that this contract be used for ongoing regular contributions.
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  17
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
               AVAILABLE
  CONTRACT     FOR ANNUITANT    MINIMUM                                                            LIMITATIONS ON
  TYPE         ISSUE AGES       CONTRIBUTIONS                          SOURCE OF CONTRIBUTIONS     CONTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
Rollover IRA   20 through 83    o  $5,000 (initial)                 o Rollovers from a          o No rollover or direct
                                                                      qualified plan.             transfer contributions
                                o  $1,000 (additional)                                            after age 84.
                                                                    o Rollovers from a TSA.
                                                                                                o Contributions after
                                                                    o Rollovers from another      age 70 1/2 must be net
                                                                      traditional individual      of required minimum
                                                                      retirement                  distributions.
                                                                      arrangement.
                                                                                                o Regular IRA
                                                                    o Direct                      contributions are not
                                                                      custodian-to-custodian      permitted.
                                                                      transfers from another
                                                                      traditional individual
                                                                      retirement
                                                                      arrangement.
                                Only rollover and direct transfer contributions are permitted under the Rollover
                                IRA contract.
----------------------------------------------------------------------------------------------------------------------------
Flexible       20 through 83    o $2,000 (initial)                  o Regular after-tax         o No additional regular
Premium Roth                                                          contributions.              after-tax contributions
IRA                             o $50 (additional after                                           after age 84.
                                  the first contract year)          o Rollovers from another
                                                                      Roth IRA.                 o No additional rollover
                                                                                                  or direct transfer
                                                                    o Conversion rollovers        contributions after
                                                                      from a traditional IRA.     age 84.

                                                                    o Direct transfers from
                                                                      another Roth IRA.         o Contributions are
                                                                                                  subject to income limits
                                                                                                  and other tax rules. See
                                                                                                  "Tax information-
                                                                                                  Contributions to
                                                                                                  Roth IRAs."
                                  Although we accept rollover and direct transfer contributions under the Flexible
                                  Premium Roth IRA contract, we intend that this contract be used for ongoing regular contributions.
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
18  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
               AVAILABLE
  CONTRACT     FOR ANNUITANT    MINIMUM                                                            LIMITATIONS ON
  TYPE         ISSUE AGES       CONTRIBUTIONS                          SOURCE OF CONTRIBUTIONS     CONTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
Roth           20 through 83    o $5,000 (initial)                  o Rollovers from another      o No additional rollover
Conversion IRA                                                        Roth IRA.                     or direct transfer
                                o $1,000 (additional)                                               contributions after
                                                                    o Conversion rollovers          age 84.
                                                                      from a traditional IRA.
                                                                                                  o Conversion rollovers
                                                                    o Direct transfers from         after age 70 1/2 must be
                                                                      another Roth IRA.             net of required
                                                                                                    minimum distributions
                                                                                                    for the traditional IRA
                                                                                                    you are rolling over.

                                                                                                  o You cannot roll over
                                                                                                    funds from a traditional
                                                                                                    IRA if your adjusted
                                                                                                    gross income is
                                                                                                    $100,000 or more.

                                                                                                  o Regular after-tax
                                                                                                    contributions are not
                                                                                                    permitted.
                                  Only rollover and direct transfer contributions are permitted under the Roth
                                  Conversion IRA contract.
----------------------------------------------------------------------------------------------------------------------------
QP             20 through 75    o  $5,000 (initial)                 o Only transfer               o Regular ongoing
                                                                      contributions from an         payroll contributions
                                o  $1,000 (additional)                existing qualified plan       are not permitted.
                                                                      trust as a change of
                                                                      investment vehicle          o No additional transfer
                                                                      contributions after           age 76.
                                                                      under the plan.

                                                                    o The plan must be            o For defined benefit
                                                                      qualified under Section       plans, employee
                                                                      401(a) of the Internal        contributions are not
                                                                      Revenue Code.                 permitted.

                                                                    o For 401(k) plans,           o Contributions after age
                                                                      transferred                   70 1/2 must be net of
                                                                      contributions may only        any required minimum
                                                                      include employee              distributions.
                                                                      pre-tax contributions.
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  19
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
               AVAILABLE
  CONTRACT     FOR ANNUITANT    MINIMUM                                                            LIMITATIONS ON
  TYPE         ISSUE AGES       CONTRIBUTIONS                          SOURCE OF CONTRIBUTIONS     CONTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
Rollover TSA   20 through 83    o $5,000 (initial)                  o Rollovers from another    o No additional rollover
                                                                      TSA contract or             or direct transfer
                                o $1,000 (additional)                 arrangement.                contributions after
                                                                                                  age 84.
                                                                    o Rollovers from a
                                                                      traditional IRA which     o Contributions after age
                                                                      was a "conduit" for         70 1/2 must be net of
                                                                      TSA funds previously        required minimum
                                                                      rolled over.                distributions.

                                                                    o Direct transfers from
                                                                      another contract or
                                                                      arrangement under
                                                                      Section 403(b) of the
                                                                      Internal Revenue Code,
                                                                      complying with IRS
                                                                      Revenue Ruling 90-24.
----------------------------------------------------------------------------------------------------------------------------

See "Tax information" for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all Equitable Accumulator contracts with the same annuitant would then total more than $1,500,000. We reserve the right to limit aggregate contributions made after the first contract year to 150% of first-year contributions. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation contracts that you own would then total more than $2,500,000.

For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" under "More information" later in this prospectus.

--------------------------------------------------------------------------------
20  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


  OWNER AND ANNUITANT REQUIREMENTS

  Under NQ contracts, the annuitant can be different than the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

  Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person.

  Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix II for more information on QP contracts.

  A participant is an individual who is currently, or was formerly, participating in an eligible employer's QP or TSA plan.

  HOW YOU CAN MAKE YOUR CONTRIBUTIONS

  Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to Equitable Life. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

  For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail under "More information" later in this prospectus.

  Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the registered representative submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

--------------------------------------------------------------------------------
  Our "business day" is any day the New York Stock Exchange is open for trading.
--------------------------------------------------------------------------------

  SECTION 1035 EXCHANGES

  You may apply the value of an existing nonqualified deferred annuity contract (or life insurance or endowment contract) to purchase an Equitable Accumulator NQ contract in a tax-free exchange if you follow certain procedures as shown in the form that we require you to use. Also see "Tax information" later in this prospectus.

  WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

  Your investment options are the variable investment options, the fixed maturity options, and the account for special dollar cost averaging.

  VARIABLE INVESTMENT OPTIONS

  Your investment results in any one of the 22 variable investment options will depend on the investment performance of the underlying portfolios. Listed below are the currently available portfolios, their investment objectives, and their advisers.

--------------------------------------------------------------------------------
You can choose from among 22 variable investment options.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  21
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIOS OF EQ ADVISORS TRUST
-----------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                   OBJECTIVE                                         ADVISER
-----------------------------------------------------------------------------------------------------------------------------
 Alliance Money Market            High level of current income while preserving     Alliance Capital Management L.P.
                                  assets and maintaining liquidity
-----------------------------------------------------------------------------------------------------------------------------
 Alliance High Yield              High return by maximizing current income and,     Alliance Capital Management L.P.
                                  to the extent consistent with that objective,
                                  capital appreciation
-----------------------------------------------------------------------------------------------------------------------------
 Alliance Common Stock            Long-term growth of capital and increasing        Alliance Capital Management L.P.
                                  income
-----------------------------------------------------------------------------------------------------------------------------
 Alliance Aggressive Stock        Long-term growth of capital                       Alliance Capital Management L.P.
-----------------------------------------------------------------------------------------------------------------------------
 Alliance Small Cap Growth        Long-term growth of capital                       Alliance Capital Management L.P.
-----------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Premier Growth       Long-term growth of capital                       Alliance Capital Management L.P.
-----------------------------------------------------------------------------------------------------------------------------
 BT Equity 500 Index              Replicate as closely as possible (before          Bankers Trust Company
                                  deduction of portfolio expenses) the total return
                                  of the Standard & Poor's 500 Composite Stock
                                  Price Index
-----------------------------------------------------------------------------------------------------------------------------
 BT Small Company Index           Replicate as closely as possible (before          Bankers Trust Company
                                  deduction of portfolio expenses) the total return
                                  of the Russell 2000 Index
-----------------------------------------------------------------------------------------------------------------------------
 BT International Equity Index    Replicate as closely as possible (before          Bankers Trust Company
                                  deduction of portfolio expenses) the total return
                                  of the Morgan Stanley Capital International
                                  Europe, Australia, Far East Index
-----------------------------------------------------------------------------------------------------------------------------
 Capital Guardian U.S. Equity     Long-term growth of capital                       Capital Guardian Trust Company
-----------------------------------------------------------------------------------------------------------------------------
 Capital Guardian Research        Long-term growth of capital                       Capital Guardian Trust Company
-----------------------------------------------------------------------------------------------------------------------------
 Capital Guardian International   Long-term growth of capital by investing          Capital Guardian Trust Company
                                  primarily in non-United States equity securities
-----------------------------------------------------------------------------------------------------------------------------
 JPM Core Bond                    High total return consistent with moderate risk   J. P. Morgan Investment Management Inc.
                                  of capital and maintenance of liquidity
-----------------------------------------------------------------------------------------------------------------------------
 Lazard Large Cap Value           Capital appreciation                              Lazard Asset Management
-----------------------------------------------------------------------------------------------------------------------------
 Lazard Small Cap Value           Capital appreciation                              Lazard Asset Management
-----------------------------------------------------------------------------------------------------------------------------
 MFS Growth with Income           Reasonable current income and long-term           Massachusetts  Financial  Services Company
                                  growth of capital and income
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
22  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
 PORTFOLIOS OF EQ ADVISORS TRUST (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                     OBJECTIVE                                       ADVISER
-----------------------------------------------------------------------------------------------------------------------------
 MFS Research                       Long-term growth of capital and future income   Massachusetts Financial Services Company
-----------------------------------------------------------------------------------------------------------------------------
 MFS Emerging Growth                Long-term capital growth                        Massachusetts  Financial  Services Company
  Companies
-----------------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Emerging            Long-term capital appreciation                  Morgan Stanley Asset Management
  Markets Equity
-----------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Growth & Income          Capital growth, current income is a secondary   Putnam Investment Management, Inc.
  Value                             objective
-----------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Investors Growth         Long-term growth of capital and any increased   Putnam Investment Management, Inc.
                                    income that results from this growth
-----------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam International Equity     Capital appreciation                            Putnam Investment Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------

  Other important information about the portfolios is included in the prospectus for EQ Advisors Trust attached at the end of this prospectus.

  FIXED MATURITY OPTIONS

  We offer fixed maturity options with maturity dates ranging from one to ten years. You can allocate your contributions to one or more of these fixed maturity options. These amounts become part of our general account assets. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in contracts issued in Maryland.


  Fixed maturity options range from one to ten years to maturity.

  The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution. This rate will never be less than 3%. If you make any withdrawals or transfers from a fixed maturity option before the maturity date, we will make a "market value adjustment" that may increase or decrease any fixed maturity amount you have left in that fixed maturity option. We will discuss the market value adjustment below and in greater detail later in this prospectus under "More information."

  On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

  FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on February 15th for each of the maturity years 2000 through 2009. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating


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                                              CONTRACT FEATURES AND BENEFITS  23
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  your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.

  We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

  o the fixed maturity option's maturity date is within the current calendar year; or

  o  the rate to maturity is 3%; or

  o for annuitants ages 76 or older, the fixed maturity option's maturity date is later than the February 15th immediately following the date annuity payments are to begin.

  YOUR CHOICES AT THE MATURITY DATE. We will notify you on or before December 31st of the year before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

  (a) transfer the maturity value into another available fixed maturity option or into any of the variable investment options; or

  (b) withdraw the maturity value (there may be a withdrawal charge).

  If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the fixed maturity option that will mature next.

  MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

  (a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

  (b) the length of time remaining until the maturity date.

  In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

  We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, under "More information" later in this prospectus. Appendix III of this prospectus provides an example of how the market value adjustment is calculated.

  ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

  The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, according to procedures that we have. We reserve the right to change these procedures.

  The account for special dollar cost averaging is available for allocation of all or a portion of your initial contribution under the special dollar cost averaging program. We will guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate will be shown in your contract. The

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24 CONTRACT FEATURES AND BENEFITS
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  rate will never be less than 3%. See "Allocating your contributions," below for the rules and restrictions that apply to the special dollar cost averaging program.

  ALLOCATING YOUR CONTRIBUTIONS

  You may choose from among three ways to allocate your contributions under your contract: self-directed, principal assurance, or dollar cost averaging.

  SELF-DIRECTED ALLOCATION

  You may allocate your contributions to one or more, or all, of the variable investment options and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. However, the total of your allocations must equal 100%. If the annuitant is age 76 or older, you may allocate contributions to fixed maturity options if their maturities are five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the February 15th immediately following the date annuity payments are to begin.

  PRINCIPAL ASSURANCE ALLOCATION

  Under this allocation program you select a fixed maturity option. We specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you select generally may not be later than 10 years, or earlier than 7 years from your contract date. You allocate the rest of your contribution to the variable investment options however you choose.

  For example, if your initial contribution is $10,000, and on August 2, 1999 you chose the fixed maturity option with a maturity date of February 15, 2009, since the rate to maturity was 5.85% on August 2, 1999, we would have allocated $5,811.03 to that fixed maturity option and the balance to your choice of variable investment options. On the maturity date your value in the fixed maturity option would be $10,000.

  The principal assurance allocation is only available for annuitant ages 75 or younger when the contract is issued. If you are purchasing a Rollover IRA, Flexible Premium IRA, QP, or Rollover TSA contract, before you select a maturity year that would extend beyond the year in which you will reach age 70 1/2, you should consider whether your value in the variable investment options, or your other traditional IRA or TSA funds are sufficient to meet your required minimum distributions. See "Tax information."

  DOLLAR COST AVERAGING

  We offer two dollar cost averaging programs. Each program allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses.

--------------------------------------------------------------------------------
  Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

  SPECIAL DOLLAR COST AVERAGING PROGRAMS. Under the special dollar cost averaging program, you may choose to allocate all or a portion of your initial contribution to the account for special dollar cost averaging. However, you must allocate at least $2,000 to the account for special dollar cost averaging for this program. In Pennsylvania we refer to this program as "enhanced rate dollar cost averaging."

  You may have your account value transferred to any of the variable investment options. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over the time period that you select. We offer time periods of 6 or 12 months. We may also offer other time periods. Your registered representative can provide information on the time periods currently available or you may contact our processing office. You may only select one time period. Each time period has a different

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                                              CONTRACT FEATURES AND BENEFITS  25
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  interest rate. Once you select a time period, you may not change it.
  Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.
  We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month.

  If you choose to allocate only a portion of your initial contribution to the account for special dollar cost averaging, the remaining balance of your initial contribution will be allocated to the variable investment options or fixed maturity options according to your instructions. You may not allocate additional contributions to the account for special dollar cost averaging.

--------------------------------------------------------------------------------
  The account for special dollar cost averaging provides guaranteed interest.
--------------------------------------------------------------------------------

  The only amounts that should be transferred from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages we have on file for you. As a result, you will no longer be able to participate in the special dollar cost averaging program. You may also ask us to cancel your participation at any time.

  If the account for special dollar cost averaging is not available in your state, we offer a special dollar cost averaging program in the Alliance Money Market option. Under this program we will not deduct the mortality and expense risks and administrative charges from assets in the Alliance Money Market option. You may not allocate amounts other than your initial contribution to this program, which is in effect only for your first contract year. We reserve the right to discontinue offering the Alliance Money Market special dollar cost averaging program for new contracts once the account for special dollar cost averaging becomes available in a state. Your registered representative can provide information about state availability. You may also contact us directly.

  GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the Alliance Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly, or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the Alliance Money Market option have been transferred out.

  The minimum amount that we will transfer each time is $250. The maximum amount we will transfer is equal to your value in the Alliance Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

  If, on any transfer date, your value in the Alliance Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

                            -------------------------

  You may not elect dollar cost averaging if you are participating in the rebalancing program. See "Transferring your money among investment options."

  OUR BASEBUILDER OPTION

  The baseBUILDER option offers you a combined guaranteed minimum income benefit and guaranteed minimum death benefit. The combined benefit is available if the annuitant is between the ages of 20 and 75. There is an additional charge for this benefit. See "baseBUILDER benefits charge" under "Charges and expenses."


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26  CONTRACT FEATURES AND BENEFITS
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--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  baseBUILDER provides income protection if you elect an income payout while the annuitant is alive and a death benefit if the annuitant dies.
--------------------------------------------------------------------------------

  The guaranteed minimum income benefit component of baseBUILDER is described below under "Your guaranteed minimum income benefit under baseBUILDER." As part of baseBUILDER you have a choice of two guaranteed minimum death benefit options: either a "5% roll up to age 80" or an "annual ratchet to age 80." The two options are described under "Guaranteed minimum death benefit." The guaranteed minimum death benefit is provided under the contract even if you do not elect baseBUILDER, and for a broader range of annuitant ages at contract issue than those available under baseBUILDER. baseBUILDER is not currently available in New York.

  YOUR GUARANTEED MINIMUM INCOME BENEFIT UNDER BASEBUILDER

  The guaranteed minimum income benefit guarantees you a minimum amount of lifetime income under our Income Manager (life annuity with a period certain) payout annuity contract. The Income Manager (life annuity with a period certain) payout annuity contract provides payments during a specified period of time (called a period certain) that will continue for the rest of the annuitant's life thereafter. If the annuitant dies before the period certain has ended, payments will continue to the beneficiary for the time remaining in the period certain.

--------------------------------------------------------------------------------
  We also refer to the guaranteed minimum income benefit as the "Living
  Benefit."
--------------------------------------------------------------------------------

  GUARANTEED MINIMUM INCOME BENEFIT'S BENEFIT BASE.

  On the contract date, your guaranteed minimum income benefit's benefit base ("benefit base") is equal to the initial contribution. Thereafter, the benefit base will be credited with interest each day through the annuitant's age 80. The effective annual interest rate is 5% for amounts in the variable investment options (other than the Alliance Money Market option) and in the special dollar cost averaging programs. Amounts in the Alliance Money Market option, the fixed maturity options, and in a Rollover TSA contract loan reserve account will be credited with interest at a 3% effective annual rate. No interest is credited after age 80.

  If you make an additional contribution to your contract, we will increase your current benefit base by the dollar amount of the additional contribution on the date that the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your benefit base for the withdrawal on the date that you make the withdrawal. See "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" under "Accessing your money" for more detailed information. The benefit base will be reduced by any withdrawal charge remaining when you exercise your guaranteed minimum income benefit. Under Rollover TSA contracts, we will also reduce your benefit base by the amount of any outstanding loan plus accrued interest on the date that you exercise your guaranteed minimum income benefit.

--------------------------------------------------------------------------------
  Your benefit base is not an account value or a cash value and is used solely for purposes of calculating your guaranteed minimum income benefit.
--------------------------------------------------------------------------------

  EXERCISING YOUR BENEFIT AND INCOME YOU WILL RECEIVE.

  If you exercise the guaranteed minimum income benefit, the annual lifetime income that you will receive under the Income Manager (life annuity with a period certain) payout annuity contract, will be the greater of (i) your guaranteed minimum income benefit, or (ii) the income provided by applying your actual account value at our then current annuity purchase factors.

  The guaranteed minimum income benefit is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

--------------------------------------------------------------------------------
  The guaranteed minimum income benefit should be regarded as a safety net only.
--------------------------------------------------------------------------------
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                                              CONTRACT FEATURES AND BENEFITS  27
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  ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT.

  The table below illustrates the guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the Alliance Money Market option or the fixed maturity options.

  --------------------------------------------------------------
                                      Guaranteed minimum
                                income benefit - annual income
       Contract date                 payable for life with
  anniversary at exercise           10 year period certain
  --------------------------------------------------------------
             7                               $8,315
            10                              $10,341
            15                              $14,924
  --------------------------------------------------------------

  Under NQ, and all IRA contracts, you may exercise the guaranteed minimum income benefit only within 30 days following the seventh or later contract date anniversary under your contract. However, you may not exercise the benefit before the annuitant is age 60, or after the annuitant is age 83. There is an exception if the annuitant is between ages 20 and 44 when your contract is issued. In this case you may exercise the benefit following the 15th or later contract date anniversary, but not after the annuitant is age
  83. See "Exercise of guaranteed minimum income benefit under QP and Rollover TSA contracts" below regarding exercising the benefit under QP and Rollover TSA contracts.

  Your contract will terminate when you exercise your guaranteed minimum income benefit. You will then receive an Income Manager (life annuity with a period certain) payout annuity contract. Your period certain will be based on the annuitant's age at the time the benefit is exercised, as follows:

  ------------------------------------------------------------------
                   Level payments*
  ------------------------------------------------------------------
                                            Period certain years
                                    --------------------------------
        Annuitant's
      age at exercise                       IRAs             NQ
  ------------------------------------------------------------------
        60 to 75                             10              10
           76                                 9              10
           77                                 8              10
           78                                 7              10
           79                                 7              10
           80                                 7              10
           81                                 7               9
           82                                 7               8
           83                                 7               7
  ------------------------------------------------------------------

  * Other forms and periods certain may also be available. For Rollover IRA and Flexible Premium IRA contracts, please see "Required minimum distributions" under "Individual retirement arrangements" in "Tax information," as to how this option may be affected if exercised after age 70 1/2.

  You will begin receiving payments one payment period after the payout annuity contract is issued. For example, if you select monthly annuity payments, we will send your first payment to you approximately one month from the date your contract is issued.

  Each year on your contract date anniversary, if you are eligible to exercise the guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You may then notify us within 30 days following the contract date anniversary if you want to exercise the guaranteed minimum income benefit. You must return your contract to us in order to exercise this benefit. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

  You may also apply your cash value at any time to an Income Manager (life annuity with a period certain) payout annuity contract, and you may always apply your account value to any of our annuity payout options. The traditional annuity payout options are discussed under "Accessing your money." These options differ from the Income Manager payout annuity contracts. They may provide higher or lower income levels, but do not have all the features of the Income Manager payout annuity contract. You may request an


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28  CONTRACT FEATURES AND BENEFITS
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  illustration of the Income Manager payout annuity contract from your registered representative.

  The Income Manager (life annuity with a period certain) payout annuity contracts are offered through our prospectus for the Income Manager payout annuities. You may obtain a copy of the most current version from your registered representative. You should read it carefully before you decide to exercise your guaranteed minimum income benefit.

  SUCCESSOR ANNUITANT/CONTRACT OWNER. If the successor annuitant/contract owner (discussed under "More information" later in this prospectus) elects to continue the contract after your death, the guaranteed minimum income benefit will continue to be available on the contract date anniversaries specified above based on the contract date. However, the guaranteed minimum income benefit must be exercised based on the age of the successor annuitant/ contract owner.

  EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT UNDER QP AND ROLLOVER TSA CONTRACTS. Under QP contracts, the guaranteed minimum income benefit may be exercised in the same manner as described above only after the trustee of the qualified plan directly rolls over the QP contract to a Rollover IRA contract. In this process the ownership of the QP contract is changed to the annuitant. The rollover to a Rollover IRA contract and change of ownership may only occur when the annuitant will no longer be a participant in the qualified plan.

  Similarly, under Rollover TSA contracts the contract owner must convert the Rollover TSA contract in a direct rollover to a Rollover IRA contract according to our rules. The rollover to a Rollover IRA contract may only occur when you are eligible for a rollover distribution from a TSA. This may generally occur when you are age 59 1/2, or you are separated from service from the employer who provided the Rollover TSA funds. See "Rollover or direct transfer contributions" under "Tax information" later in this prospectus.

  GUARANTEED MINIMUM DEATH BENEFIT

  Applicable for annuitant ages 0 through 79 at issue of NQ contracts; 20 through 79 at issue of Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, and Rollover TSA contracts; 20 through 70 at issue of Flexible Premium IRA contracts; and 20 through 75 at issue of QP contracts.

  You may elect either the "5% roll up to age 80" or the "annual ratchet to age 80" guaranteed minimum death benefit when you apply for a contract. Once you have made your election, you may not change it.

  5% ROLL UP TO AGE 80. On the contract date, the guaranteed minimum death benefit equals your initial contribution. Thereafter, the guaranteed minimum death benefit will be credited with interest each day through the annuitant's age 80. The effective annual interest rate is 5% for amounts in the variable investment options (other than the Alliance Money Market option) and in the special dollar cost averaging programs. Amounts in the Alliance Money Market option, the fixed maturity options and in a Rollover TSA contract loan reserve account will be credited with interest at a 3% effective annual rate. No interest is credited after the annuitant is age 80.

  If you make additional contributions, we will increase your current guaranteed minimum death benefit by the dollar amount of the additional contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your guaranteed minimum death benefit for the withdrawal on the date you take the withdrawal.

  The 5% roll up to age 80 guaranteed minimum death benefit is not available in New York.

  ANNUAL RATCHET TO AGE 80. On the contract date, your guaranteed minimum death benefit equals your initial contribution. Then, on each contract date anniversary, we will determine your guaranteed minimum death benefit by comparing your current guaranteed minimum death benefit to your account value on that contract date anniversary. If your account value is higher than your guaranteed minimum death benefit, we will increase your guaranteed minimum


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                                              CONTRACT FEATURES AND BENEFITS  29
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--------------------------------------------------------------------------------


  death benefit to equal your account value. On the other hand, if your account value on the contract date anniversary is less than your guaranteed minimum death benefit, we will not adjust your guaranteed minimum death benefit either up or down.

  If you make additional contributions, we will increase your current guaranteed minimum death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your guaranteed minimum death benefit on the date you take the withdrawal.

  Applicable for annuitant ages 80 through 83 when the contract is issued.

  On the contract date, your guaranteed minimum death benefit equals your initial contribution. Thereafter, it will be increased by the dollar amount of any additional contributions. We will adjust your guaranteed minimum death benefit if you take any withdrawals.

  Please see "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" under "Accessing your money" for information on how withdrawals affect your guaranteed minimum death benefit. For contracts issued in New York, the guaranteed minimum death benefit at the annuitant's death will never be less than your value in the variable investment options, plus the sum of the fixed maturity amounts in each fixed maturity option.

  See Appendix IV for an example of how we calculate the guaranteed minimum death benefit.

  YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

  If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our processing office within 10 days after you receive it. In some states, this "free look" period may be longer.

  Generally, your refund will equal your account value under the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any positive or negative market value adjustments in the fixed maturity options, and (iii) any guaranteed interest in the account for special dollar cost averaging, through the date we receive your contract. Some states require that we refund the full amount of your contribution (not reflecting (i), (ii) or (iii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

  We may require that you wait six months before you may apply for a contract with us again if:

  o  you cancel your contract during the free look period; or

  o you change your mind before you receive your contract whether we have received your contribution or not.

  Please see "Tax information" for possible consequences of cancelling your contract.

  If you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your registered representative, can provide you with the cancellation instructions.


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30  DETERMINING YOUR CONTRACT'S VALUE
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2
Determining your contract's value


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  YOUR ACCOUNT VALUE

  Your "account value" is the total of the (i) values you have in the variable investment options, (ii) market adjusted amounts in the fixed maturity options, and (iii) value in the account for special dollar cost averaging. These amounts are subject to certain fees and charges discussed under "Charges and expenses." Under Rollover TSA contracts, if you have any outstanding loan, your account value will include any amount in the loan reserve account.

  Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less the annual administrative charge under Flexible Premium IRA and Flexible Premium Roth IRA contracts, and less any withdrawal charge that may apply if you surrender your contract. The 15% free withdrawal amount does not apply if you surrender your contract. If you have a Rollover TSA contract with an outstanding loan, your cash value is also reduced by the amount of any outstanding loan plus accrued interest. Please see "Surrendering your contract to receive its cash value" under "Accessing your money."

  YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

  Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

  The unit value for each variable investment option depends on the investment performance of that option, minus daily charges for mortality and expense risks and administrative expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless you make additional contributions, make a withdrawal, or transfer amounts among investment options, or we transfer your loan amount to the loan reserve account under a TSA contract. In addition, when we deduct the baseBUILDER benefits charge and any withdrawal charge the number of units credited to your contract will be reduced. Your units are also reduced under Flexible Premium IRA and Flexible Premium Roth IRA contracts when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

  YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

  Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value.

  YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

  Your value in the account for special dollar cost averaging at any time will equal your initial contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.


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                            TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS  31
--------------------------------------------------------------------------------

3
Transferring your money among investment options


--------------------------------------------------------------------------------


  TRANSFERRING YOUR ACCOUNT VALUE

  At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

  o You may not transfer any amount to the account for special dollar cost averaging.

  o You may not transfer to a fixed maturity option that matures in the current calendar year, or that has a rate to maturity of 3%.

  o If the annuitant is 76 or older, you must limit your transfers to fixed maturity options to those with maturities of five years or less. Also, the maturity dates may be no later than the February 15th immediately following the date annuity payments are to begin.

  o If you make transfers out of a fixed maturity option other than at its maturity date the transfer may cause a market value adjustment.

  You may request a transfer in writing or by telephone using TOPS. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

  (1) the contract number,

  (2) the dollar amounts or percentages of your current account value to be transferred, and

  (3) the investment options to and from which you are transferring.

  We may, at any time, restrict the use of market timers and other agents acting under a power of attorney who are acting on behalf of more than one contract owner. Any agreements to use market timing services to make transfers are subject to our rules in effect at that time.

  We will confirm all transfers in writing.

  REBALANCING YOUR ACCOUNT VALUE

  We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

  (a) the percentage you want invested in each variable investment option (whole percentages only), and

  (b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis. Rebalancing will occur on the same day of the month as the contract date).

  While your rebalancing program is in effect, we will transfer amounts among each variable investment option so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options must be included in the rebalancing program.

--------------------------------------------------------------------------------
  Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your registered representative or other financial adviser before electing the program.
--------------------------------------------------------------------------------

  You may elect the rebalancing program at any time. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested and then cancel the rebalancing program.

  You may not elect the rebalancing program if you are participating in a dollar cost averaging program. Rebalancing is not available for amounts you have allocated in the fixed maturity options.


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32  ACCESSING YOUR MONEY
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4
Accessing your money


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  WITHDRAWING YOUR ACCOUNT VALUE

  You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of withdrawals, see "Tax information."

  ------------------------------------------------------------------------------
                                          Method of withdrawal
  ------------------------------------------------------------------------------
                                          Substantially     Minimum
  Contract          Lump sum   Systematic      equal      distribution
  ------------------------------------------------------------------------------
  NQ                  Yes         Yes          No              No
  ------------------------------------------------------------------------------
  Rollover IRA        Yes         Yes          Yes             Yes
  ------------------------------------------------------------------------------
  Flexible
    Premium IRA       Yes         Yes          Yes             Yes
  Roth Conversion
    IRA               Yes         Yes          Yes             No
  ------------------------------------------------------------------------------
  Flexible
    Premium
    Roth IRA          Yes         Yes          Yes             No
  ------------------------------------------------------------------------------
  QP                  Yes         No           No              Yes
  ------------------------------------------------------------------------------
  Rollover TSA        Yes*        No           No              Yes
  ------------------------------------------------------------------------------

  * For some Rollover TSA contracts, your ability to take withdrawals, loans or surrender your contract may be limited. You must provide withdrawal restriction information when you apply for a contract. See "Tax information -- Tax Sheltered Annuity contracts (TSAs)."

  LUMP SUM WITHDRAWALS
  (All contracts)

  You may take lump sum withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions.) The minimum amount you may withdraw is $1,000. If you request to withdraw more than 90% of a contract's current cash value we will treat it as a request to surrender the contract for its cash value. See "Surrendering your contract to receive its cash value" below.

  Lump sum withdrawals in excess of the 15% free withdrawal amount may be subject to a withdrawal charge. Under Rollover TSA contracts, if a loan is outstanding, you may only take lump sum withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

  SYSTEMATIC WITHDRAWALS
  (NQ and all IRA contracts)

  You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value.

  You may take systematic withdrawals on a monthly, quarterly, or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 1.2% monthly, 3.6% quarterly, and 15.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

  We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

  You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2. You may not elect the systematic withdrawal method if you have balances in the account for special dollar cost averaging.

  You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a lump sum withdrawal. You can cancel the systematic withdrawal option at any time.

  Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a lump sum withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 15% free withdrawal amount.

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                                                         ACCESSING YOUR MONEY 33
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--------------------------------------------------------------------------------


  SUBSTANTIALLY EQUAL WITHDRAWALS
  (All IRA contracts)

  The substantially equal withdrawals option allows you to receive distributions from your account value without triggering the 10% additional federal tax penalty, which normally applies to distributions made before age 59 1/2. See "Tax information." Once you begin to take substantially equal withdrawals, you should not stop them or change the pattern of your withdrawals until the later of age 59 1/2 or five full years after the first withdrawal. If you stop or change the withdrawals or take a lump sum withdrawal, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on those withdrawals.

  You may elect to take substantially equal withdrawals at any time before age 59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. You may not elect to receive the first payment in the same contract year in which you took a lump sum withdrawal. We will calculate the amount of your substantially equal withdrawals. The payments will be made monthly, quarterly, or annually as you select. These payments will continue until we receive written notice from you to cancel this option or you take a lump sum withdrawal. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same contract year in which you took a lump sum withdrawal. We will calculate the new withdrawal amount.

  You may not elect substantially equal withdrawals if you have balances in the account for special dollar cost averaging.

  Substantially equal withdrawals are not subject to a withdrawal charge.

  MINIMUM DISTRIBUTION WITHDRAWALS (Rollover IRA, Flexible Premium IRA, QP, and Rollover TSA contracts only - See "Tax information")

  We offer the minimum distribution withdrawal option to help you meet required minimum distributions under federal income tax rules. You may elect this option in the year in which you reach age 70 1/2. The minimum amount we will pay out is $250. You may elect the method you want us to use to calculate your minimum distribution withdrawals from the choices we offer. Currently, minimum distribution withdrawal payments will be made annually.

  We do not impose a withdrawal charge on minimum distribution withdrawals except if when added to a lump sum withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 15% free withdrawal amount.

  We will calculate your annual payment based on your account value at the end of the prior calendar year based on the method you choose.

  Under Rollover TSA contracts, you may not elect minimum distribution withdrawals if a loan is outstanding.

--------------------------------------------------------------------------------
  For Rollover IRA, Flexible Premium IRA, QP, and Rollover TSA contracts, we will send a form outlining the distribution options available before you reach age 70 1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

  HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

  Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

  HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

  Withdrawals will reduce your guaranteed benefits on either a dollar-for-dollar basis or on a pro rata basis as explained below:

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34 ACCESSING YOUR MONEY
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--------------------------------------------------------------------------------


  INCOME BENEFIT

  Benefit base - Your current benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in a contract year is 5% or less of the guaranteed minimum death benefit on the most recent contract date anniversary. Once you take a withdrawal that causes the sum of your withdrawals in a contract year to exceed 5% of the guaranteed minimum death benefit on the most recent contract date anniversary, that withdrawal and any subsequent withdrawals in that same contract year will reduce your current benefit base on a pro rata basis.

  DEATH BENEFIT

  5% roll up to age 80 -- If you elect the 5% roll up to age 80 guaranteed minimum death benefit, your current guaranteed minimum death benefit will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in a contract year is 5% or less of the guaranteed minimum death benefit on the most recent contract date anniversary. Once you take a withdrawal that causes the sum of your withdrawals in a contract year to exceed 5% of the guaranteed minimum death benefit on the most recent contract date anniversary, that withdrawal and any subsequent withdrawals in that same contract year will reduce your current guaranteed minimum death benefit on a pro rata basis.

  Annual ratchet to age 80 -- If you elect the annual ratchet to age 80 guaranteed minimum death benefit, each withdrawal will always reduce your current guaranteed minimum death benefit on a pro rata basis.

  Annuitant issue ages 80 through 83 -- If your contract was issued when the annuitant was between ages 80 and 83, each withdrawal will always reduce your current guaranteed minimum death benefit on a pro rata basis.

                          ---------------------------

  Reduction on a dollar-for-dollar basis means that your current benefit will be reduced by the dollar amount of the withdrawal. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your guaranteed minimum death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x.40) and your new guaranteed minimum death benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

  The timing of your withdrawals and whether they exceed the 5% threshold described above can have a significant impact on your guaranteed minimum income benefit or guaranteed minimum death benefit.

  LOANS UNDER ROLLOVER TSA CONTRACTS

  You may take loans from a Rollover TSA unless restricted by the employer who provided the Rollover TSA funds. If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the funds told us when you purchased your contract. The employer must also tell us whether special employer plan rules of the Employee Retirement Income Security Act of 1974 ("ERISA") apply. We will not permit you to take a loan while you are taking minimum distribution withdrawals.

  You should read the terms and conditions on our loan request form carefully before taking out a loan. Under Rollover TSA contracts subject to ERISA, you may only take a loan with the written consent of your spouse. Your contract contains further details of the loan provision. Also, see "Tax information" for general rules applicable to loans.

  We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

  (1) the date annuity payments begin,

  (2) the date the contract terminates, and

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                                                         ACCESSING YOUR MONEY 35
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


  (3) the date a death benefit is paid (the outstanding loan will be deducted from the death benefit amount).

  Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined.

  LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the loan will be subtracted from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

  We will credit interest to the amount in the loan reserve account at a rate of 2% lower than the loan interest rate that applies for the time your loan is outstanding. On each contract date anniversary after the date the loan is processed, we will transfer the amount of interest earned in the loan reserve account to the variable investment options on a pro rata basis. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid from the loan reserve account to the investment options according to the allocation percentages we have on our records.

  SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

  You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

  You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Choosing your annuity payout options" below. We will usually pay the cash value within seven calendar days, but we may delay payment as described in "When to expect payments" below. For the tax consequences of surrenders, see "Tax information."

  WHEN TO EXPECT PAYMENTS

  Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

  (1) the New York Stock Exchange is closed or restricts trading,

  (2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

  (3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

  We can defer payment of any portion of your value in the fixed maturity options and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.

  All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.


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36  ACCESSING YOUR MONEY
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--------------------------------------------------------------------------------


  CHOOSING YOUR ANNUITY PAYOUT OPTIONS

  Equitable Accumulator offers you several choices for receiving retirement income. Each choice enables you to receive fixed or, in some cases, variable annuity payments.

  You can choose from among the six different annuity payout options listed below. Restrictions apply, depending on the type of contract you own.

  ------------------------------------------------------------------------------
  Annuity payout options                    Life annuity
                                            Life annuity - period
                                             certain
                                            Life annuity - refund
                                             certain
                                            Period certain annuity
  ------------------------------------------------------------------------------
  Income Manager payout                     Life annuity with a period
     options                                 certain
                                            Period certain annuity
  ------------------------------------------------------------------------------

  ANNUITY PAYOUT OPTIONS

  You can choose from among the following annuity payout options:

  o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

  o Life annuity -- period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. A life annuity with a period certain of 10 years is the normal form of annuity under the contracts. The period certain cannot extend beyond the annuitant's life expectancy.

  o Life annuity -- refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

  o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

  All of the above payout options are available as fixed annuities. With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your contract or on our then current annuity rates, whichever is more favorable for you.

  The life annuity, life annuity -- period certain, and life annuity -- refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor.

  The following annuity payout options are available as variable annuities:

  o Life annuity (except in New York)

  o Life annuity -- period certain

  o Joint and survivor life annuity (100% to survivor)

  o Joint and survivor life period certain annuity (100% to survivor)

  Variable annuities may be funded through your choice of variable investment options investing in portfolios of EQ Advisors Trust. The contract also offers a fixed annuity option that can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate

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                                                         ACCESSING YOUR MONEY 37
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--------------------------------------------------------------------------------


  of investment return is higher or lower than an assumed base rate. Please see "Annuity Unit Values" in the SAI.

  We may offer other payout options not outlined here. Your registered representative can provide details.

  SELECTING AN ANNUITY PAYOUT OPTION

  When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin.

  For NQ and IRA contracts, unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. The only payout options available under QP contracts and Rollover TSA contracts are the life annuity 10 year period certain and the joint and survivor life annuity 10 year period certain. You choose whether these payments will be either fixed or variable.

  You can choose the date annuity payments begin but it may not be earlier than one year from the contract date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the contract date anniversary that follows the annuitant's 90th birthday. This may be different in some states.

  Before your annuity payments are to begin, we will notify you by letter that the annuity payout options are available. Once you have selected a payout option and payments have begun, no change can be made other than transfers (if permitted in the future) among the variable investment options if a variable annuity is selected.

  The amount of the annuity payments will depend on:

  (1) the amount applied to purchase the annuity;

  (2) the type of annuity chosen, and whether it is fixed or variable. If you choose a variable annuity, we will use an assumed base rate of either 5% or 3 1/2% to calculate the level of payments. We provide information about the assumed base rate in the SAI;

  (3) in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

  (4) in certain instances, the sex of the annuitant(s).

  In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.

  The amount we apply to provide annuity payments will depend on the type of payout option you select. If you select a payout option that provides for payments for the rest of the annuitant's life, then we will apply your account value. If you select a payout option that provides for payments for a period certain, then we will apply your cash value. However, if the period certain is more than five years, we will apply not less than 95% of the account value. Amounts in the fixed maturity options that are applied to a payout option before a maturity date will result in a market value adjustment.

  If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

  INCOME MANAGER PAYOUT OPTIONS

  For NQ and IRA contracts, two Income Manager payout options are also available. These are the Income Manager (life annuity with a period certain) and the Income Manager (period certain).

  For QP contracts, the Income Manager payout options are available only after the trustee of the qualified plan directly rolls over the QP contract to a Rollover IRA contract. In this process the ownership of the QP contract is changed to the annuitant. The rollover to a Rollover IRA contract and the change of ownership may only occur when the annuitant will no longer be a participant in the qualified plan.

  For Rollover TSA contracts, the Income Manager payout annuity options are available only after the Rollover TSA


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38  ACCESSING YOUR MONEY
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--------------------------------------------------------------------------------


  contract is rolled over to a Rollover IRA contract. This may generally occur when you are age 59 1/2, or you have separated from service with the employer who provided the Rollover TSA funds.

  The Income Manager (life annuity with a period certain) provides guaranteed payments for the annuitant's life or for the annuitant's life and the life of a joint annuitant. The Income Manager (period certain) provides payments for a specified period. The contract owner and annuitant must meet the issue age and payment requirements. Both Income Manager annuities provide guaranteed level payments (NQ and IRA contracts). The Income Manager (life annuity with a period certain) also provides guaranteed increasing payments (NQ contracts only).

  If you apply only part of the account value of your contract to either of the Income Manager payout annuities we will consider it a withdrawal and may deduct a withdrawal charge. We will not deduct a withdrawal charge if you apply all of your account value at a time when the dollar amount of the withdrawal charge is greater than 2% of remaining contributions (after withdrawals). However, a new withdrawal charge schedule will apply under the Income Manager annuity. For purposes of the withdrawal charge schedule, the year in which your account value is applied under the Income Manager annuity will be "contract year 1." In addition, we will not deduct a withdrawal charge if you apply all of your account value from your Equitable Accumulator contract when the dollar amount of the withdrawal charge under such contract is 2% or less. This means that no withdrawal charge schedule will apply under the Income Manager payout annuity contract.

  You should consider the timing of your purchase as it relates to the potential for withdrawal charges under the Income Manager annuity. No additional contributions will be permitted under an Income Manager (life annuity with a period certain).

  You also may apply your account value to an Income Manager (period certain) annuity once withdrawal charges are no longer in effect under your contract. No withdrawal charges will apply under that Income Manager annuity.

  The Income Manager annuities are described in a separate prospectus. Copies of the most current version are available from your registered representative. To purchase an Income Manager annuity we also require the return of your contract. We will issue an Income Manager annuity to put one of the payout annuities into effect. Depending upon your circumstances, this may be done on a tax-free basis. Please consult your tax adviser.

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                                                        CHARGES AND EXPENSES  39
--------------------------------------------------------------------------------

5
Charges and expenses


--------------------------------------------------------------------------------


  CHARGES THAT EQUITABLE LIFE DEDUCTS

  We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

  o  A mortality and expense risks charge

  o  An administrative charge

  We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

  o On each contract date anniversary - an annual administrative charge, if applicable (Flexible Premium IRA and Flexible Premium Roth IRA contracts only).

  o At the time you make certain withdrawals or surrender your contract - a withdrawal charge.

  o If you elect the optional benefit - a charge for the optional baseBUILDER benefit.

  o At the time annuity payments are to begin - charges for state premium and other applicable taxes. An annuity administrative fee may also apply.

  More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

  To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your registered representative for more information.

  MORTALITY AND EXPENSE RISKS CHARGE

  We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the guaranteed minimum death benefit. The daily charge is equivalent to an annual rate of 1.10% of the net assets in each variable investment option.

  The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

  ADMINISTRATIVE CHARGE

  We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option. We reserve the right under the contracts to increase this charge to an annual rate of 0.35%.

  ANNUAL ADMINISTRATIVE CHARGE (FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY)

  Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, we deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $25,000. If your account value on such date is $25,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

  We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. If you surrender your contract during the contract year we will deduct a pro rata portion of the charge.


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40  CHARGES AND EXPENSES
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WITHDRAWAL CHARGE

  A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 15% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value.

  The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

  ----------------------------------------------------------------
                                  Contract year
  ----------------------------------------------------------------
                     1    2    3    4    5    6     7      8+
  ----------------------------------------------------------------
  Percentage of
     contribution   7%    6%   5%   4%   3%   2%    1%     0%


  For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn up to the free withdrawal amount are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information."

  In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

  The withdrawal charge does not apply in the circumstances described below.

  15% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 15% of your account value without paying a withdrawal charge. The 15% free withdrawal amount is determined using your account value on the most recent contract date anniversary, minus any other withdrawals made during the contract year. The 15% free withdrawal amount does not apply if you surrender your contract.

  Note the following special rule for NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value, less contributions that have not been withdrawn (earnings in the contract), and (2) the 15% free withdrawal amount defined above.

  MINIMUM DISTRIBUTIONS. The withdrawal charge does not apply to withdrawals taken under our minimum distribution withdrawal option. However, those withdrawals are counted towards the 15% free withdrawal amount if you also make a lump sum withdrawal in any contract year.

  DISABILITY, TERMINAL ILLNESS OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

  o The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

  o We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

  o The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

  - its main function is to provide skilled, intermediate, or custodial nursing care;

  - it provides continuous room and board to three or more persons;


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                                                        CHARGES AND EXPENSES  41
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     - it is supervised by a registered nurse or licensed practical nurse;

     - it keeps daily medical records of each patient;

     - it controls and records all medications dispensed; and

     - its primary service is other than to provide housing for residents.

  We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the disability is caused by a preexisting condition or a condition that began within 12 months of the contract date. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your registered representative can provide more information or you may contact our processing office.

  BASEBUILDER BENEFITS CHARGE

  If you elect the baseBUILDER combined guaranteed minimum income benefit and guaranteed minimum death benefit, we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.30% of the benefit base in effect on the contract date anniversary.

  We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

  CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

  We deduct a charge for applicable taxes such as premium taxes that may be imposed in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by state and ranges from 0% to 3.5% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).

  ANNUITY ADMINISTRATIVE FEE

  We generally deduct a fee of up to $350 from the amount to be applied to purchase a life annuity payout option.

  CHARGES THAT EQ ADVISORS TRUST DEDUCTS

  EQ Advisors Trust deducts charges for the following types of fees and expenses:

  o Management fees ranging from 0.25% to 1.15%.

  o 12b-1 fees of 0.25%.

  o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

  o Investment-related expenses, such as brokerage commissions.

  These charges are reflected in the daily share price of each portfolio. Since shares of EQ Advisors Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectus for EQ Advisors Trust following this prospectus.

  GROUP OR SPONSORED ARRANGEMENTS

  For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the guaranteed minimum income benefit and the guaranteed minimum death benefit, or offer variable investment options that invest in shares of EQ Advisors Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

  Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring


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42  CHARGES AND EXPENSES
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  organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

  We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

  We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

  Group or sponsored arrangements may be governed by federal income tax rules, ERISA, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

  OTHER DISTRIBUTION ARRANGEMENTS

  We may reduce or eliminate charges when sales are made in a manner that result in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.
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                                                    PAYMENT OF DEATH BENEFIT  43
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6
Payment of death benefit


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  YOUR BENEFICIARY AND PAYMENT OF BENEFIT

  You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee.

  The death benefit is equal to your account value, or, if greater, the guaranteed minimum death benefit. The guaranteed minimum death benefit is part of your contract, whether you select the combined baseBUILDER benefit or not. We determine the amount of the death benefit as of the date we receive satisfactory proof of the annuitant's death and any required instructions for the method of payment. Under Rollover TSA contracts we will deduct the amount of any outstanding loan plus accrued interest from the amount of the death benefit.

  EFFECT OF THE ANNUITANT'S DEATH

  If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

  Generally, the death of the annuitant terminates the contract. However, a beneficiary who is the surviving spouse of the owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. Only a spouse can be a successor owner/annuitant. A successor owner/annuitant, can only be named under NQ and IRA contracts.

  For Rollover IRA and Flexible Premium IRA contracts, a beneficiary who is not a surviving spouse may be able to have limited ownership as discussed under "Beneficiary continuation option for Rollover IRA and Flexible Premium IRA contracts" below.

  WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

  Under certain conditions the owner can change after the original owner's death. When you are not the annuitant under an NQ contract and you die before annuity payments begin, the beneficiary named to receive the death benefit upon the annuitant's death will automatically become the successor owner. If you do not want the beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

  Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

  o The cash value of the contract must be fully paid to the designated beneficiary (new owner) by December 31st of the fifth calendar year after your death (or in a joint ownership situation, the death of the first owner to die).

  o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin no later than December 31st following the calendar year of the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value on December 31st of the fifth calendar year following the year of your death (or the death of the first owner to die).

  o If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

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44  PAYMENT OF DEATH BENEFIT
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  HOW DEATH BENEFIT PAYMENT IS MADE

  We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Choosing your annuity payout options" under "Accessing your money" earlier in this prospectus. Please note that if you are both the contract owner and the annuitant, you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary.

  SUCCESSOR OWNER AND ANNUITANT

  If you are both the contract owner and the annuitant, and your spouse is the sole beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant.

  If your surviving spouse decides to continue the contract, then on the contract date anniversary following your death, we will increase the account value to equal your current guaranteed minimum death benefit, if it is higher than the account value. In determining whether the guaranteed minimum death benefit will continue to grow, we will use your surviving spouse's age (as of the contract date anniversary).

  BENEFICIARY CONTINUATION OPTION FOR ROLLOVER IRA AND FLEXIBLE PREMIUM IRA CONTRACTS

  Upon your death under a Rollover IRA or Flexible Premium IRA contract, a nonspouse beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of the death benefit being paid in a single sum.

  If you die AFTER the "Required Beginning Date" (see "Tax information") for required minimum distributions, the contract will continue if:

  (a) you were receiving minimum distribution withdrawals from this contract;
      and

  (b) the pattern of minimum distribution withdrawals you chose was based in part on the life of the designated beneficiary.

  The withdrawals will then continue to be paid to the beneficiary on the same basis as you chose before your death. We will be able to tell your beneficiary whether this option is available to them. You should contact our processing office for further information.

  If you die BEFORE the Required Beginning Date (and therefore you were not taking minimum distribution withdrawals under the contract), an eligible beneficiary may take minimum distribution withdrawals under the contract. We will increase the account value to equal the death benefit if the death benefit is greater than the account value. That amount will be used to provide the withdrawals. If the eligible beneficiary elects as described in the next paragraph, these withdrawals will begin by December 31st of the calendar year following your death. These withdrawals will be based on the beneficiary's life expectancy. If there is more than one beneficiary, the shortest life expectancy is used. An eligible beneficiary can choose instead to continue the contract in your name without having to take annual withdrawals. If the beneficiary chooses this option, all amounts must be distributed from the contract by December 31 of the fifth calendar year following your death.

  The designated beneficiary must be a natural person and of legal age at the time of election. The beneficiary must elect this option within 30 days following the date we receive proof of your death. The death benefit will be paid to the beneficiary according to our standard procedures, unless an election is made within 30 days to: (1) receive the death benefit; (2) continue the contract and take annual withdrawals as described above; or (3) defer payment of the account value for up to five years.


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                                                    PAYMENT OF DEATH BENEFIT  45
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  While the contract continues in your name, the beneficiary may make transfers among the investment options. However, additional contributions will not be permitted and the guaranteed minimum income benefit and the death benefit (including the guaranteed minimum death benefit) provisions will no longer be in effect. Although the only withdrawals that will be permitted are minimum distribution withdrawals, the beneficiary may choose at any time to withdraw all of the account value and no withdrawal charges will apply.


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46  TAX INFORMATION
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7
Tax information


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  OVERVIEW

  In this part of the prospectus, we discuss the current federal income tax rules that generally apply to Equitable Accumulator contracts owned by United States taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, Rollover IRA, Flexible Premium IRA, Roth Conversion IRA, Flexible Premium Roth IRA, QP, or Rollover TSA. Therefore, we discuss the tax aspects of each type of contract separately.

  Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

  We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax, and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights under the contract, or payments under the contract may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

  If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (IRA, QP, and Rollover TSA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.

  TRANSFERS AMONG INVESTMENT OPTIONS

  You can make transfers among investment options inside the contract without triggering taxable income.

  TAXATION OF NONQUALIFIED ANNUITIES

  CONTRIBUTIONS

  You may not deduct the amount of your contributions to a nonqualified annuity contract.

  CONTRACT EARNINGS

  Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

  o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

  o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

  o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

  o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).

  All nonqualified deferred annuity contracts that Equitable Life and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

  ANNUITY PAYMENTS

  Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

  For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount


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                                                             TAX INFORMATION  47
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  of the payment. For variable annuity payments, your investment in the contract divided by the number of expected payments is your tax-free portion of each payment.

  Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

  PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

  If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.

  CONTRACTS PURCHASED THROUGH EXCHANGES

  You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

  o the contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

  o the owner and the annuitant are the same under the source contract and the Equitable Accumulator NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

  The tax basis of the source contract carries over to the Equitable Accumulator NQ contract.

  SURRENDERS

  If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

  DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

  For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

  EARLY DISTRIBUTION PENALTY TAX

  If you take distributions before you are age 591|M/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. The extra penalty tax does not apply to pre-age 591|M/2 distributions made:

  o  on or after your death; or

  o  because you are disabled (special federal income tax definition); or

  o in the form of substantially equal periodic annuity payments for your life and (or life expectancy) or the joint lives (or joint life expectancy) of you and beneficiary.

  SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO

  Under current law we treat income from NQ contracts as U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.


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48  TAX INFORMATION
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  INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

  GENERAL

  "IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets can include mutual funds and certificates of deposit. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

  There are two basic types of IRAs, as follows:

  o Traditional IRAs, typically funded on a pre-tax basis including SEP-IRAs and SIMPLE-IRAs, issued and funded in connection with employer-sponsored retirement plans; and

  o Roth IRAs, first available in 1998, funded on an after-tax basis.

  Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments.

  You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS Web site (http://www.irs.ustreas.gov).

  Equitable Life designs its traditional IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. The traditional IRAs we offer are the Rollover IRA and Flexible Premium IRA. The versions of the Roth IRA available are the Roth Conversion IRA and Flexible Premium Roth IRA. This prospectus contains the information that the IRS requires you to have before you purchase an IRA. This section of the prospectus covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. Education IRAs are not discussed in this prospectus because they are not available in individual retirement annuity form.

  The Equitable Accumulator IRA contract has been approved by the IRS as to form for use as a traditional IRA. We have submitted the Roth IRA version for formal IRS approval. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the Equitable Accumulator IRA contract.

  CANCELLATION

  You can cancel an Equitable Accumulator IRA contract by following the directions under "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in the prospectus. You can cancel an Equitable Accumulator Roth Conversion IRA contract issued as a result of a full conversion of an Equitable Accumulator Rollover IRA or Flexible Premium IRA contract by following the instructions in the request for full conversion form. The form is available from our processing office or your registered representative. If you cancel an IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

  TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

  CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to a traditional IRA:

  o  regular contributions out of earned income or compensation; or

  o  tax-free "rollover" contributions; or

  o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").


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                                                             TAX INFORMATION  49
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  Regular traditional IRA, direct transfer, and rollover contributions may be made to a Flexible Premium IRA contract. We only permit direct transfer and rollover contributions under a Rollover IRA contract. See "Rollovers and transfers" below.

  REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

  LIMITS ON CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

  SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $2,000, married individuals filing jointly can contribute up to $4,000 for any taxable year to any combination of traditional IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa.) The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $2,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $2,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2.

  DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a tax year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

  If you are not covered by a retirement plan during any part of the year, you can make fully deductible contributions to your traditional IRAs for each tax year up to $2,000 or, if less, your earned income.

  If you are covered by a retirement plan during any part of the year, and your adjusted gross income (AGI) is below the lower dollar figure in a phase-out range, you can make fully deductible contributions to your traditional IRAs. For each tax year, your fully deductible contribution can be up to $2,000 or, if less, your earned income.

  If you are covered by a retirement plan during any part of the year, and your AGI falls within a phase-out range, you can make partially deductible contributions to your traditional IRAs.

  If you are covered by a retirement plan during any part of the year, and your AGI falls above the higher figure in the phase-out range, you may not deduct any of your regular contributions to your traditional IRAs.

  If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $31,000 and $41,000 in 1999. This range will increase every year until 2005 when the range is $50,000-$60,000.

  If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $51,000 and $61,000 in 1999. This range will increase every year until 2007 when the range is $80,000-$100,000.

  Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an


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  individual is determined independently for each spouse. Where spouses have
  "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000.

  To determine the deductible amount of the contribution in 1999, you determine AGI and subtract $31,000 if you are single, or $51,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:


  ($10,000-excess AGI)   times   $2,000 (or earned   Equals    the adjusted
  --------------------     x      income, if less)     =       deductible
   divided by $10,000                                          contribution
                                                               limit

  NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $2,000 per person limit. See "Excess contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.

  If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

  WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year.

  EXCESS CONTRIBUTIONS

  Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

  o regular contributions of more than $2,000; or

  o regular contributions of more than earned income for the year, if that amount is under $2,000; or

  o regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

  o rollover contributions of amounts which are not eligible to be rolled over. For example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2.

  You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

  Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

  (1) the rollover was from a qualified retirement plan to a traditional IRA;

  (2) the excess contribution was due to incorrect information that the plan provided; and


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  (3) you took no tax deduction for the excess contribution.

  RECHARACTERIZATIONS

  Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

  ROLLOVERS AND TRANSFERS

  Rollover contributions may be made to a traditional IRA from these sources:

  o  qualified plans;

  o TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts); and

  o  other traditional IRAs.

  Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

  ROLLOVERS FROM QUALIFIED PLANS OR TSAS

  There are two ways to do rollovers:

  o Do it yourself
    You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your qualified plan or TSA will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

  o Direct rollover
    You tell your qualified plan trustee or TSA issuer/custodian/fiduciary to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

  All distributions from a TSA or qualified plan are eligible rollover distributions, unless the distribution is:

  o only after-tax contributions you made to the plan; or

  o "required minimum distributions" after age 70 1/2 or separation from service; or

  o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

  o a hardship withdrawal; or

  o substantially equal periodic payments made for a specified period of 10 years or more; or

  o corrective distributions that fit specified technical tax rules; or

  o loans that are treated as distributions; or

  o a death benefit payment to a beneficiary who is not your surviving spouse;
    or

  o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

  ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

  You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

  The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


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  WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

  NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

  TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also taxable. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

  If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. You must keep permanent tax records of all of your nondeductible contributions to traditional IRAs. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

  In addition, a distribution is not taxable if:

  o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or

  o the entire amount received is rolled over to another traditional IRA (see "Rollovers and transfers" above); or

  o in certain limited circumstances, where the traditional IRA acts as a "conduit," you roll over the entire amount into a qualified plan or TSA that accepts rollover contributions. To get this conduit traditional IRA treatment:

  o the source of funds you used to establish the traditional IRA must have been a rollover contribution from a qualified plan; and

  o the entire amount received from the traditional IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received.

  Similar rules apply in the case of a TSA.

  However, you may lose conduit treatment if you make an eligible rollover distribution contribution to a traditional IRA and you commingle this contribution with other contributions. In that case, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan or TSA at a future date. The Rollover IRA contract can be used as a conduit IRA if amounts are not commingled.

  Distributions from a traditional IRA are not eligible for favorable five-year averaging (or, in some cases, ten-year averaging and long-term capital gain treatment) available to certain distributions from qualified plans.

  REQUIRED MINIMUM DISTRIBUTIONS

  LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs beginning at age 70 1/2.

  WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your Required Beginning Date, which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year - the delayed

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  one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

  HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

  Account-based method. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a life expectancy factor from IRS tables. This gives you the required minimum distribution amount for that particular IRA for that year. The required minimum distribution amount will vary each year as the account value and your life expectancy factors change.

  You have a choice of life expectancy factors, depending on whether you choose a method based only on your life expectancy, or the joint life expectancies of you and another individual. You can decide to "recalculate" your life expectancy every year by using your current life expectancy factor. You can decide instead to use the "term certain" method, where you reduce your life expectancy by one every year after the initial year. If your spouse is your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you can also annually recalculate your spouse's life expectancy if you want. If you choose someone who is not your spouse as your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you have to use the term certain method of calculating that person's life expectancy. If you pick a nonspouse designated beneficiary, you may also have to do another special calculation.

  You can later apply your traditional IRA funds to a life annuity-based payout. You can only do this if you already chose to recalculate your life expectancy annually (and your spouse's life expectancy if you select a spousal joint annuity). For example, if you anticipate exercising your guaranteed minimum income benefit or selecting any other form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

  Annuity-based method. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

  DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method and a different beneficiary for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

  WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? No, unless you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. Because the options we offer do not cover every option permitted under federal income tax rules, you may prefer to do your own required minimum distribution calculations for one or more of your traditional IRAs.

  WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa. However, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

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  WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR?

  Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age
  70 1/2 is approaching. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

  WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? If you die after either (a) the start of annuity payments, or (b) your Required Beginning Date, your beneficiary must receive payment of the remaining values in the contract at least as rapidly as under the distribution method before your death. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2.

  If you die before your Required Beginning Date and before annuity payments begin, federal income tax rules require complete distribution of your entire value in the contract within five years after your death. Payments to a designated beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. A surviving spouse beneficiary can also (a) delay starting any payments until you would have reached age 70 1/2 or (b) roll over your traditional IRA into his or her own traditional IRA.

  SUCCESSOR ANNUITANT AND OWNER

  If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death.

  PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

  IRA death benefits are taxed the same as IRA distributions.

  BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

  You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% will apply if you have not reached age 59 1/2 before the first day of that tax year.

  EARLY DISTRIBUTION PENALTY TAX

  A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

  o on or after your death; or

  o because you are disabled (special federal income tax definition); or

  o used to pay certain extraordinary medical expenses (special federal income tax definition); or

  o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

  o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

  o used to pay certain higher education expenses (special federal income tax definition); or

  o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

  To meet this last exception, you could elect to apply your contract value to an Income Manager (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal


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  withdrawals option. We will calculate the substantially equal annual payments under a method we select based on guidelines issued by the IRS (currently contained in IRS Notice 89-25, Question and Answer 12). Although substantially equal withdrawals and Income Manager payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" above. Once substantially equal withdrawals or Income Manager annuity payments begin, the distributions should not be stopped or changed until the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your contract as changing your pattern of substantially equal withdrawals or Income Manager payments for purposes of determining whether the penalty applies.

  ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

  This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

  The Equitable Accumulator Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A and 408(b) of the Internal Revenue Code.

  CONTRIBUTIONS TO ROTH IRAS

  Individuals may make four different types of contributions to a Roth IRA:

  o  regular after-tax contributions out of earnings; or

  o taxable rollover contributions from traditional IRAs ("conversion" contributions); or

  o  tax-free rollover contributions from other Roth IRAs; or

  o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

  Regular after-tax, direct transfer, and rollover contributions may be made to a Flexible Premium Roth IRA contract. We only permit direct transfer and rollover contributions under the Roth Conversion IRA contract. See "Rollovers and direct transfers" below. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

  REGULAR CONTRIBUTIONS TO ROTH IRAS

  LIMITS ON REGULAR CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under traditional IRAs.

  With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. But, you cannot make contributions for any year that:

  o your federal income tax filing status is "married filing jointly" and your adjusted gross income is over $160,000; or

  o your federal income tax filing status is "single" and your adjusted gross income is over $110,000.

  However, you can make regular Roth IRA contributions in reduced amounts when:

  o your federal income tax filing status is "married filing jointly" and your adjusted gross income is between $150,000 and $160,000; or

  o your federal income tax filing status is "single" and your adjusted gross income is between $95,000 and $110,000.


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  If you are married and filing separately and your adjusted gross income is between $0 and $10,000 the amount of regular contributions you are permitted to make is phased out. If your adjusted gross income is more than $10,000 you cannot make regular Roth IRA contributions.

  WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

  DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

  ROLLOVERS AND DIRECT TRANSFERS

  WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? You may make rollover contributions to a Roth IRA from only two sources:

  o another Roth IRA ("tax-free rollover contribution"); or

  o another traditional IRA, including a SEP-IRA or SIMPLE-IRA, in a taxable conversion rollover ("conversion contribution").

  You may not make contributions to a Roth IRA from a qualified plan under
  Section 401(a) of the Internal Revenue Code, or a TSA under Section 403(b) of the Internal Revenue Code. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

  The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to Equitable Life, as the Roth IRA issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

  You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

  The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

  CONVERSION CONTRIBUTIONS TO ROTH IRAS

  In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax-free. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. If you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free.

  There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59 1/2.

  You cannot make conversion contributions to a Roth IRA for any taxable year in which your adjusted gross income exceeds $100,000. For this purpose, your adjusted gross


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  income is computed without the gross income stemming from the traditional IRA conversion. You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

  Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age
  70 1/2.

  WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

  NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

  DISTRIBUTIONS FROM ROTH IRAS

  Distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also distributions.

  The following distributions from Roth IRAs are free of income tax:

  o Rollover from a Roth IRA to another Roth IRA;

  o Direct transfer from a Roth IRA to another Roth IRA;

  o Qualified distributions from a Roth IRA; and

  o Return of excess contributions or amounts recharacterized to a traditional IRA.

  QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

  o you reach age 59 1/2; or

  o you die; or

  o you become disabled (special federal income tax definition); or

  o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

  You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made). It is not possible to have a tax-free qualified distribution before the year 2003 because of the five-year aging requirement.

  NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet the qualifying event and five-year aging period tests described above. Such distributions are potentially taxable as ordinary income. Nonqualified distributions receive return-of-investment-first treatment. Only the difference between the amount of the distribution and the amount of contributions to all of your Roth IRAs is taxable. You have to reduce the amount of contributions to all of your Roth IRAs to reflect any previous tax-free recoveries.

  You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

  Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

  REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

  Same as traditional IRA under "What are the required minimum distribution payments after you die?" Lifetime required minimum distributions do not apply.


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  PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

  Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

  BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

  Same as traditional IRA.

  EXCESS CONTRIBUTIONS

  Same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

  Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your adjusted gross income is in excess of $100,000 in the conversion year).

  You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

  EARLY DISTRIBUTION PENALTY TAX

  Same as traditional IRA.

  For Roth IRAs, special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.

  SPECIAL RULES FOR NONQUALIFIED CONTRACTS IN QUALIFIED PLANS

  Under QP contracts your plan administrator or trustee notifies you as to tax consequences. See Appendix II.

  TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

  GENERAL

  This section of the prospectus covers some of the special tax rules that apply to TSA contracts under Section 403(b) of the Internal Revenue Code (TSAs). If the rules are the same as those that apply to another kind of contract, for example, traditional IRAs, we will refer you to the same topic under "traditional IRAs."

  CONTRIBUTIONS TO TSAS

  There are two ways you can make contributions to this Equitable Accumulator Rollover TSA contract:

  o a rollover from another TSA contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code, or

  o a full or partial direct transfer of assets ("direct transfer") from another contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code by means of IRS Revenue Ruling 90-24.

  With appropriate written documentation satisfactory to us, we will accept rollover contributions from "conduit IRAs" for TSA funds.

  If you make a direct transfer, you must fill out our transfer form.

  EMPLOYER-REMITTED CONTRIBUTIONS. The Equitable Accumulator Rollover TSA contract does not accept employer-remitted contributions. However, we provide the following discussion as part of our description of restrictions on the distribution of funds directly transferred, which include employer-remitted contributions to other TSAs.

  Employer-remitted contributions to TSAs made through the employer's payroll are subject to annual limits. (Tax-free transfer or tax-deferred rollover contributions from another 403(b) arrangement are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions. Amounts attributable to salary reduction contributions to TSAs are generally subject to withdrawal restrictions. Also, all amounts attributable to investments in a 403(b)(7) custodial account are subject to withdrawal restrictions discussed below.


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  ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS. You may make rollover contributions to your Equitable Accumulator Rollover TSA contract from TSAs under Section 403(b) of the Internal Revenue Code. Generally, you may make a rollover contribution to a TSA when you have a distributable event from an existing TSA as a result of your:

  o termination of employment with the employer who provided the TSA funds; or

  o reaching age 59 1/2 even if you are still employed; or

  o disability (special federal income tax definition).

  A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution. We accept direct transfers of TSA funds under Revenue Ruling 90-24 only if:

  o you give us acceptable written documentation as to the source of the funds, and

  o the Equitable Accumulator contract receiving the funds has provisions at least as restrictive as the source contract.

  Before you transfer funds to an Equitable Accumulator Rollover TSA contract, you may have to obtain your employer's authorization or demonstrate that you do not need employer authorization. For example, the transferring TSA may be subject to Title I of ERISA, if the employer makes matching contributions to salary reduction contributions made by employees. In that case, the employer must continue to approve distributions from the plan or contract.

  Your contribution to the Equitable Accumulator Rollover TSA must be net of the required minimum distribution for the tax year in which we issue the contract if:

  o you are or will be at least age 70 1/2 in the current calendar year, and

  o you have separated from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to the Equitable Accumulator Rollover TSA.

  This rule applies regardless of whether the source of funds is a:

  o rollover by check of the proceeds from another TSA; or

  o direct rollover from another TSA; or

  o direct transfer under Revenue Ruling 90-24 from another TSA.

  Further, you must use the same elections regarding recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you have already begun to receive required minimum distributions from or with respect to the TSA from which you are making your contribution to the Equitable Accumulator Rollover TSA. You must also elect or have elected a minimum distribution calculation method requiring recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you elect an annuity payout for the funds in this contract subsequent to this year.

  DISTRIBUTIONS FROM TSAS

  GENERAL. Depending on the terms of the employer plan and your employment status, you may have to get your employer's consent to take a loan or withdrawal. Your employer will tell us this when you establish the TSA through a direct transfer.

  WITHDRAWAL RESTRICTIONS. If this is a Revenue Ruling 90-24 direct transfer, we will treat all amounts transferred to this contract and any future earnings on the amount transferred as not eligible for withdrawal until one of the following events happens:

  o you are separated from service with the employer who provided the funds to purchase the TSA you are transferring to the Equitable Accumulator Rollover TSA;

  o you reach age 59 1/2; or

  o you die; or

  o you become disabled (special federal income tax definition); or
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  o you take a hardship withdrawal (special federal income tax definition).

  If any portion of the funds directly transferred to your TSA contract is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. These restrictions do not apply to the amount directly transferred to your TSA contract that represents your December 31, 1988 account balance attributable to salary reduction contributions to a TSA annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988 account balance if you have qualifying amounts transferred to your TSA contract.

  THIS PARAGRAPH APPLIES ONLY TO PARTICIPANTS IN A TEXAS OPTIONAL RETIREMENT PROGRAM. Texas Law permits withdrawals only after one of the following distributable events occur:

  (1) the requirements for minimum distribution (discussed under "Required minimum distributions" below) are met; or

  (2) death; or

  (3) retirement; or

  (4) termination of employment in all Texas public institutions of higher education.

  For you to make a withdrawal, we must receive a properly completed written acknowledgement from the employer. If a distributable event occurs before you are vested, we will refund to the employer any amounts provided by an employer's first-year matching contribution. We reserve the right to change these provisions without your consent, but only to the extent necessary to maintain compliance with applicable law. Loans are not permitted under Texas Optional Retirement Programs.

  TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

  If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we do not track your investment in the contract, if any, it is your responsibility to determine how much of the distribution is taxable.

  DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions.

  ANNUITY PAYMENTS. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.
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  PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

  Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA.

  LOANS FROM TSAS

  You may take loans from a TSA unless restricted by the employer (for example, under an employer plan subject to ERISA). If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the TSA funds told us when you purchased your contract.

  Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Under Proposed Treasury Regulations the entire unpaid balance of the loan is includable in income in the year of the default.

  TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:

  o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits and (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made.

  o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Equitable Accumulator Rollover TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

  o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly.

  The amount borrowed and not repaid may be treated as a distribution if:

  o the loan does not qualify under the conditions above;

  o the participant fails to repay the interest or principal when due; or

  o in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

  In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

  TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS

  You may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan, either directly or within 60 days of your receiving the distribution. To the extent rolled over, a distribution remains tax-deferred.

  You may roll over a distribution from a TSA to another TSA or to a traditional IRA. A spousal beneficiary may roll over death benefits only to a traditional IRA.

  The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals, and required minimum distributions under federal income tax rules.

  Direct transfers of TSA funds from one TSA to another under Revenue Ruling 90-24 are not distributions.
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  REQUIRED MINIMUM DISTRIBUTIONS

  Same as traditional IRA with these differences:

  WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force TSA participants to start calculating and taking annual distributions from their TSAs by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

  o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

  o TSA plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age
    70 1/2. We will know whether or not you qualify for this exception because it will only apply to people who establish their Equitable Accumulator Rollover TSA by direct Revenue Ruling 90-24 transfers. If you do not give us the amount of your December 31, 1986 account balance that is being transferred to the Equitable Accumulator Rollover TSA on the form used to establish the TSA, you do not qualify.

  SPOUSAL CONSENT RULES

  This will only apply to you if you establish your Equitable Accumulator Rollover TSA by direct Revenue Ruling 90-24 transfer. Your employer will tell us on the form used to establish the TSA whether or not you need to get spousal consent for loans, withdrawals, or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

  If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.

  EARLY DISTRIBUTION PENALTY TAX

  A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. No penalty tax applies to pre-age 59 1/2 distributions made:

  o  on or after your death; or

  o  because you are disabled (special federal income tax definition); or

  o to pay for certain extraordinary medical expenses (special federal income tax definition); or

  o  if you are separated from service, any form of payout after you are age 55;
     or

  o only if you are separated from service, a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

  FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

  We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this


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  income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

  You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

  You should note the following special situations:

  o We might have to withhold on amounts we pay under a free look or cancellation.

  o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

  o We are required to withhold on the gross amount of a distribution from a Roth IRA unless you elect out of withholding. This may result in tax being withheld even though the Roth IRA distribution is not taxable in whole or in part.

  Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here. Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

  FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

  We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

  Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $14,700 in periodic annuity payments in 1999, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

  FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

  For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of IRAs and Roth IRAs.

  You cannot elect out of withholding if the payment is an eligible rollover distribution from a qualified plan or TSA. If a non-periodic distribution from a qualified plan or TSA is not an eligible rollover distribution then the 10% withholding rate applies.

  MANDATORY WITHHOLDING FROM TSA AND QUALIFIED PLAN DISTRIBUTIONS

  Unless you have the distribution go directly to the new plan, eligible rollover distributions from qualified plans and TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another TSA or a traditional IRA. An eligible rollover distribution from a qualified plan can be rolled over to another qualified plan

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  or traditional IRA. All distributions from a TSA or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

  o any after-tax contributions you made to the plan; or

  o any distributions which are required minimum distributions after age 70 1/2 or separation from service; or

  o hardship withdrawals; or

  o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and your designated beneficiary; or

  o substantially equal periodic payments made for a specified period of 10 years or more; or

  o corrective distributions that fit specified technical tax rules; or

  o loans that are treated as distributions; or

  o a death benefit payment to a beneficiary who is not your surviving spouse;
    or

  o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

  A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to mandatory 20% withholding.

  IMPACT OF TAXES TO EQUITABLE LIFE

  The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.


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  ABOUT OUR SEPARATE ACCOUNT NO. 49

  Each variable investment option is a subaccount of our Separate Account No.
  49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 49's operations are accounted for without regard to Equitable Life's other operations.

  Separate Account No. 49 is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account No. 49.

  Each subaccount (variable investment option) within Separate Account No. 49 invests solely in class IB shares issued by the corresponding portfolio of EQ Advisors Trust.

  We reserve the right subject to compliance with laws that apply:

  (1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

  (2) to combine any two or more variable investment options;

  (3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

  (4) to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

  (5) to deregister Separate Account No. 49 under the Investment Company Act of 1940;

  (6) to restrict or eliminate any voting rights as to Separate Account No. 49; and

  (7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

  ABOUT EQ ADVISORS TRUST

  EQ Advisors Trust is registered under the Investment Company Act of 1940. It is classified as an "open-end management investment company," more commonly called a mutual fund. EQ Advisors Trust issues different shares relating to each portfolio.

  Equitable Life serves as the investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the investment advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 1999 EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and a subsidiary of Equitable Life, served as investment manager to EQ Advisors Trust.)

  EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust.

  EQ Advisors Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on shares are reinvested in full. The Board of Trustees of EQ Advisors Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about EQ Advisors Trust, its investment objectives, policies, restrictions, risks, expenses, the Rule 12b-1 Plan relating to its Class IB shares, and other aspects of its operations, appears in the prospectus for EQ Advisors Trust attached at the end of this prospectus, or in its SAI which is available upon request.


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  ABOUT OUR FIXED MATURITY OPTIONS

  RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

  We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

  The rates to maturity for new allocations as of August 2, 1999 and the related price per $100 of maturity value were as follows:

  ----------------------------------------------------------------------
    FIXED MATURITY
     OPTIONS WITH
     FEBRUARY 15TH          RATE TO MATURITY             PRICE
    MATURITY DATE OF             AS OF                PER $100 OF
     MATURITY YEAR           AUGUST 2, 1999          MATURITY VALUE
  ----------------------------------------------------------------------
         2000                    3.47%                   $98.18
         2001                    4.51%                   $93.42
         2002                    5.01%                   $88.31
         2003                    5.40%                   $83.00
         2004                    5.47%                   $78.51
         2005                    5.59%                   $73.96
         2006                    5.69%                   $69.61
         2007                    5.72%                   $65.72
         2008                    5.82%                   $61.67
         2009                    5.85%                   $58.11
  ----------------------------------------------------------------------

  HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

  We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

  (1) We determine the market adjusted amount on the date of the withdrawal as follows:

      (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

      (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

      (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

      (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

  (2) We determine the fixed maturity amount as of the current date.

  (3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

--------------------------------------------------------------------------------
  Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
--------------------------------------------------------------------------------

  If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix III for an example.

  For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) would apply, we will use the rate at the next closest maturity date. If we are no

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  longer offering new fixed maturity options, the "current rate to maturity"
  will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

  INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

  Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

  We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

  Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

  ABOUT THE GENERAL ACCOUNT

  Our general account supports all of our policy and contract guarantees, including those that apply to the fixed maturity options and the account for special dollar cost averaging, as well as our general obligations.

  The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

  We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

  ABOUT OTHER METHODS OF PAYMENT

  WIRE TRANSMITTALS

  We accept initial contributions sent by wire to our processing office by agreement with certain broker-dealers. The transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits."

  Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we


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68 MORE INFORMATION
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  may issue a contract based on information forwarded electronically. In these cases, you must sign our Acknowledgement of Receipt form.

  Where we require a signed application, no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we require an Acknowledgement of Receipt form, financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form.

  After your contract has been issued, additional contributions may be transmitted by wire.

  AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, FLEXIBLE PREMIUM IRA, AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

  You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contracts.

  For NQ contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount is $50. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options, but not the account for special dollar cost averaging. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

  You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

  DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

  We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

  BUSINESS DAY

  Our business day is any day the New York Stock Exchange is open for trading. We calculate unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern time. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information.

  o If your contribution, transfer, or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

  o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

  o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

  o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

  CONTRIBUTIONS AND TRANSFERS

  o Contributions allocated to the variable investment options are invested at the value next determined after the close of the business day.

  o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.


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                                                            MORE INFORMATION  69
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  o Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your registered representative can provide information or you can call our processing office.

  o Transfers to or from variable investment options will be made at the value next determined after the close of the business day.

  o Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

  ABOUT YOUR VOTING RIGHTS

  As the owner of the shares of EQ Advisors Trust we have the right to vote on certain matters involving the portfolios, such as:

  o the election of trustees;

  o the formal approval of independent auditors selected for EQ Advisors Trust;
    or

  o any other matters described in the prospectus for EQ Advisors Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

  We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

  VOTING RIGHTS OF OTHERS

  Currently, we control EQ Advisors Trust. EQ Advisors Trust shares are sold to our separate accounts and an affiliated qualified plan trust. In addition, shares of EQ Advisors Trust are held by separate accounts of insurance companies both affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Board of Trustees of EQ Advisors Trust intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.

  SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

  If actions relating to Separate Account No. 49 require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

  CHANGES IN APPLICABLE LAW

  The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


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70 MORE INFORMATION
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  ABOUT OUR YEAR 2000 PROGRESS

  Equitable Life relies upon various computer systems in order to administer your contract and operate the investment options. Some of these systems belong to service providers who are not affiliated with Equitable Life.

  In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable Life has identified those of its systems critical to business operations that were not year 2000 compliant. Equitable Life has completed the work of modifying or replacing non-compliant systems and has confirmed, through testing that its systems are year 2000 compliant. Equitable Life has contacted third-party vendors and service providers to seek confirmation that they are acting to address the year 2000 issue with the goal of avoiding any material adverse effect on services provided to contract owners and on operations of the investment options. All third-party vendors and service providers considered critical to Equitable Life's business, and substantially all vendors and service providers considered non-critical, have provided us confirmation of their year 2000 compliance or a satisfactory plan for compliance. If confirmation is not received from any of the remaining non-critical vendors or service providers, the vendor or service provider will be replaced, eliminated, or be the subject of contingency plans. Additionally, Equitable Life has supplemented its existing business continuity and disaster recovery plans to cover certain categories of contingencies that could arise as a result of year 2000 related failures.

  There are many risks associated with year 2000 issues, including the risk that Equitable Life's computer systems will not operate as intended. Additionally, there can be no assurance that the systems of third parties will be year 2000 compliant. Any significant unresolved difficulty related to the year 2000 compliance initiatives could result in an interruption in, or a failure of, normal business operations and, accordingly, could have a material adverse effect on our ability to administer your contract and operate the investment options.

  To the fullest extent permitted by law, the foregoing year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act (P.L. 105-271) (1998).

  ABOUT LEGAL PROCEEDINGS

  Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account No. 49, our ability to meet our obligations under the contracts, or the distribution of the contracts.

  ABOUT OUR INDEPENDENT ACCOUNTANTS

  The consolidated financial statements of Equitable Life incorporated in this prospectus by reference to the Annual Report on Form 10-K at December 31, 1998 and 1997, and for the three years ended December 31, 1998, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

  TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

  You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

  You cannot assign or transfer ownership of an IRA, QP, or Rollover TSA contract except by surrender to us. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation. If the employer that provided the funds does not restrict them, loans are available under a Rollover TSA contract.


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  For limited transfers of ownership after the owner's death see "Beneficiary continuation option for Rollover IRA and Flexible Premium IRA contracts" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your IRA, QP, or Rollover TSA contract to another similar arrangement. Under federal income tax rules, in the case of such a transfer, we will impose a withdrawal charge, if one applies.

  DISTRIBUTION OF THE CONTRACTS

  Equitable Distributors, Inc. ("EDI"), an indirect, wholly owned subsidiary of Equitable Life, is the distributor of the contracts and has responsibility for sales and marketing functions for Separate Account No. 49. EDI serves as the principal underwriter of Separate Account No. 49. EDI also acts as distributor for other Equitable Life annuity products with different features, expenses, and fees. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. EDI's principal business address is 1290 Avenue of the Americas, New York, New York 10104. Under a distribution agreement between EDI, Equitable Life, and certain of Equitable Life's separate accounts, including Separate Account No. 49, Equitable Life paid EDI distribution fees of $35,452,793 for 1998, $9,566,343 for 1997, and $87,157 for 1996, as the distributor of certain contracts, including these contracts, and as the principal underwriter of several Equitable Life separate accounts, including Separate Account No. 49.

  The contracts will be sold by registered representatives of EDI, as well as by affiliated and unaffiliated broker-dealers with which EDI has entered into selling agreements. Broker-dealer sales compensation will generally not exceed an amount equal to 7% of total contributions made under the contracts. EDI may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. Broker-dealers receiving sales compensation will generally pay a portion of it to their registered representatives as commissions related to sales of the contracts. The offering of the contracts is intended to be continuous.


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72 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

9
Investment performance


--------------------------------------------------------------------------------


  We provide the following tables to show five different measurements of the investment performance of the variable investment options and/or the portfolios in which they invest. We include these tables because they may be of general interest to you. THE RESULTS SHOWN REFLECT PAST PERFORMANCE. THEY DO NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. THEY ALSO DO NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.

  Table 1 shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.

  Table 2 shows the growth of a hypothetical $1,000 investment in the variable investment options over the periods shown. Both Tables 1 and 2 take into account all fees and charges under the contract, including the withdrawal charge, the optional baseBUILDER benefits charge, the annual administrative charge under Flexible Premium IRA and Flexible Premium Roth IRA contracts, but do not reflect the charges for any applicable taxes such as premium taxes or any applicable annuity administrative fee.

  Tables 3, 4, and 5 show the rates of return of the variable investment options on an annualized, cumulative, and year-by-year basis. These tables take into account all fees and charges under the contract, but do not reflect the withdrawal charge, the optional baseBUILDER benefits charge, the annual administrative charge or the charges for any applicable taxes such as premium taxes or any applicable annuity administrative fee. If the charges were reflected they would effectively reduce the rates of return shown.

  In all cases the results shown are based on the actual historical investment experience of the portfolios in which the variable investment options invest. In some cases, the results shown relate to periods when the variable investment options and/or the contracts were not available. In those cases, we adjusted the results of the portfolios to reflect the charges under the contracts that would have applied had the investment options and/or contracts been available. The contracts were first offered on May 1, 1997.

  For the "Alliance" portfolios (other than EQ/Alliance Premier Growth), we have adjusted the results prior to October 1996, when Class IB shares for these portfolios were not available, to reflect the 12b-1 fees currently imposed. Finally, the results shown for the Alliance Money Market and Alliance Common Stock options for periods before March 22, 1985 reflect the results of the variable investment options that preceded them. The "Since portfolio inception" figures for these options are based on the date of inception of the preceding variable investment options. We have adjusted these results to reflect the maximum investment advisory fee payable for the portfolios, as well as an assumed charge of 0.06% for direct operating expenses.

  EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust portfolio and any predecessors that it may have had.

  All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.

  BENCHMARKS

  Tables 3 and 4 compare the performance of variable investment options to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Also, they do not reflect other contract charges such as the mortality and expense risks charge, administrative charges, or any withdrawal or optional benefit charge. Comparisons with these benchmarks, therefore, may be of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income. The benchmarks include:

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                                                      INVESTMENT PERFORMANCE  73
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-----------------------------------------------------------------------
  ALLIANCE MONEY MARKET: Salomon Brothers Three-Month T-Bill
     Index.

  ALLIANCE HIGH YIELD: Merrill Lynch High Yield Master Index.

  ALLIANCE COMMON STOCK: Standard & Poor's 500 Index.

  ALLIANCE AGGRESSIVE STOCK: 50% Russell 2000 Index and 50%
     Standard & Poor's Mid-Cap Total Return Index.

  ALLIANCE SMALL CAP GROWTH: Russell 2000 Growth Index.

  EQ/ALLIANCE PREMIER GROWTH: Standard & Poor's 500 Index.

  BT EQUITY 500 INDEX: Standard & Poor's 500 Index.

  BT SMALL COMPANY INDEX: Russell 2000 Index.

  BT INTERNATIONAL EQUITY INDEX: Morgan Stanley Capital
     International Europe, Australia, Far East Index.

  CAPITAL GUARDIAN U.S. EQUITY: Standard & Poor's 500 Index.

  CAPITAL GUARDIAN RESEARCH: Standard & Poor's 500 Index.

  CAPITAL GUARDIAN INTERNATIONAL: Morgan Stanley Capital
     International Europe, Australia, Far East Index.

  JPM CORE BOND: Salomon Brothers Broad Investment Grade Bond.

  LAZARD LARGE CAP VALUE: Standard & Poor's 500 Index.

  LAZARD SMALL CAP VALUE: Russell 2000 Index.

  MFS GROWTH WITH INCOME: Standard & Poor's 500 Index.

  MFS RESEARCH: Standard & Poor's 500 Index.

  MFS EMERGING GROWTH COMPANIES: Russell 2000 Index.

  MORGAN STANLEY EMERGING MARKETS EQUITY: Morgan Stanley
     Capital International Emerging Markets Free Price Return Index.

  EQ/PUTNAM GROWTH & INCOME VALUE: Standard & Poor's 500
     Index.

  EQ/PUTNAM INVESTORS GROWTH: Standard & Poor's 500 Index.

  EQ/PUTNAM INTERNATIONAL EQUITY: Morgan Stanley Capital
     International Europe, Australia, Far East Index.
-----------------------------------------------------------------------

  LIPPER SURVEY. The Lipper Variable Insurance Products Performance Analysis Survey (Lipper Survey) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc. (Lipper), the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Equitable Accumulator performance relative to other variable annuity products.

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74 INVESTMENT PERFORMANCE
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--------------------------------------------------------------------------------


                                     TABLE 1
AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998:

-------------------------------------------------------------------------------------------------------
                                                         LENGTH OF INVESTMENT PERIOD
                                       ----------------------------------------------------------------
                                                                                    SINCE      SINCE
                                           1          3         5        10       OPTION    PORTFOLIO
 VARIABLE INVESTMENT OPTIONS              YEAR       YEARS    YEARS     YEARS   INCEPTION*  INCEPTION**
-------------------------------------------------------------------------------------------------------
 Alliance Money Market                   (3.64)%     1.59%     2.40%    3.35%      0.59%       4.74%
-------------------------------------------------------------------------------------------------------
 Alliance High Yield                    (13.96)%     7.72%     7.28%    8.93%      1.60%       8.27%
-------------------------------------------------------------------------------------------------------
 Alliance Common Stock                   20.02%     24.05%    19.18%   16.35%     17.73%      14.23%
-------------------------------------------------------------------------------------------------------
 Alliance Aggressive Stock               (8.60)%     7.09%     8.76%   16.79%      0.53%      15.54%
-------------------------------------------------------------------------------------------------------
 Alliance Small Cap Growth              (13.03)%       --        --       --       5.51%       5.51%
-------------------------------------------------------------------------------------------------------
 BT Equity 500 Index                     16.14%        --        --       --      16.14%      16.14%
-------------------------------------------------------------------------------------------------------
 BT Small Company Index                 (10.93)%       --        --       --     (10.93)%    (10.93)%
-------------------------------------------------------------------------------------------------------
 BT International Equity Index           11.17%        --        --       --      11.17%      11.17%
-------------------------------------------------------------------------------------------------------
 JPM Core Bond                            0.26%        --        --       --       0.26%       0.26%
-------------------------------------------------------------------------------------------------------
 Lazard Large Cap Value                  11.14%        --        --       --      11.14%      11.14%
-------------------------------------------------------------------------------------------------------
 Lazard Small Cap Value                 (15.62)%       --        --       --     (15.62)%    (15.62)%
-------------------------------------------------------------------------------------------------------
 MFS Research                            15.13%        --        --       --      15.64%      15.64%
-------------------------------------------------------------------------------------------------------
 MFS Emerging Growth Companies           25.40%        --        --       --      24.05%      24.05%
-------------------------------------------------------------------------------------------------------
 Morgan Stanley Emerging Markets Equity (35.31)        --        --       --     (35.31)%    (28.99)%
-------------------------------------------------------------------------------------------------------
 EQ/Putnam Growth & Income Value          4.00%        --        --       --      10.08%      10.08%
-------------------------------------------------------------------------------------------------------
 EQ/Putnam Investors Growth              27.15%        --        --       --      26.08%      26.08%
-------------------------------------------------------------------------------------------------------
 EQ/Putnam International Equity          10.56%        --        --       ---      9.98%       9.98%
-------------------------------------------------------------------------------------------------------


* The variable investment option inception dates are: Alliance Money Market, Alliance High Yield, Alliance Common Stock, and Alliance Aggressive Stock (October 16, 1996); Alliance Small Cap Growth, MFS Research, MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity (May 1, 1997); BT Equity 500 Index, BT Small Company Index, BT International Equity Index, JPM Core Bond, Lazard Large Cap Value, Lazard Small Cap Value, and Morgan Stanley Emerging Markets Equity (December 31, 1997). The inception dates for the variable investment options that became available on or after December 31, 1998, and are therefore not shown in this table are: MFS Growth with Income (December 31, 1998); EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International (April 30, 1999).


** The inception dates for the portfolios underlying the Alliance variable investment options shown in the tables are for portfolios of The Hudson River Trust, the assets of which became assets of corresponding portfolios of EQ Advisors Trust on October 18, 1999. The portfolio inception dates are: Alliance Money Market (July 13, 1981); Alliance High Yield (January 2,
     1987); Alliance Common Stock (January 13, 1976); Alliance Aggressive Stock (January 27, 1986); Alliance Small Cap Growth, MFS Research, MFS Emerging Growth Companies, EQ Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity (May 1, 1997); BT Equity 500 Index, BT Small Company Index, BT International Equity Index, JPM Core Bond, Lazard Large Cap Value, and Lazard Small Cap Value (December 31,
     1997); and Morgan Stanley Emerging Markets Equity (August 20, 1997). The inception dates for the portfolios that became available on or after December 31, 1998 and are therefore not shown in the tables are: MFS Growth with Income (December 31, 1998); EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International (April 30, 1999).

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  75
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                     TABLE 2
GROWTH OF $1,000 UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998:

---------------------------------------------------------------------------------------------------------
                                                          LENGTH OF INVESTMENT PERIOD
                                                          -----------------------------------------------
                                                                                                SINCE
                                           1            3             5            10        PORTFOLIO
 VARIABLE INVESTMENT OPTIONS             YEAR         YEARS         YEARS        YEARS      INCEPTION*
---------------------------------------------------------------------------------------------------------
Alliance Money Market                    $963.60     $1,048.36     $1,126.12    $1,390.07     $2,302.95
---------------------------------------------------------------------------------------------------------
Alliance High Yield                      $860.40     $1,250.11     $1,421.32    $2,352.06     $2,593.84
---------------------------------------------------------------------------------------------------------
Alliance Common Stock                  $1,200.20     $1,908.73     $2,404.59    $4,547.90    $21,336.21
---------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                $914.00     $1,228.21     $1,521.63    $4,719.54     $6,539.96
---------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                $869.70           -             -            -       $1,113.16
---------------------------------------------------------------------------------------------------------
BT Equity 500 Index                    $1,161.40           -             -            -       $1,161.40
---------------------------------------------------------------------------------------------------------
BT Small Company Index                   $890.70           -             -            -         $890.70
---------------------------------------------------------------------------------------------------------
BT International Equity Index          $1,111.70           -             -            -       $1,111.70
---------------------------------------------------------------------------------------------------------
JPM Core Bond                          $1,002.60           -             -            -       $1,002.60
---------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                 $1,111.40           -             -            -       $1,111.40
---------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                   $843.80           -             -            -         $843.80
---------------------------------------------------------------------------------------------------------
MFS Research                           $1,151.30           -             -            -       $1,337.29
---------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies          $1,254.00           -             -            -       $1,538.76
---------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity   $646.90           -             -            -         $504.25
---------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value        $1,040.00           -             -            -       $1,211.78
---------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth             $1,271.50           -             -            -       $1,589.59
---------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity         $1,105.60           -             -            -       $1,209.59
---------------------------------------------------------------------------------------------------------

-----------------
*  Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
76 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                     TABLE 3
ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

-------------------------------------------------------------------------------------------------------------
                                                                                                   SINCE
                                                                                                  PORTFOLIO
                                               1 YEAR     3 YEARS   5 YEARS  10 YEARS   20 YEARS  INCEPTION*
-------------------------------------------------------------------------------------------------------------
 ALLIANCE MONEY MARKET                          3.66%      3.68%     3.49%     3.90%         --       5.38%
-------------------------------------------------------------------------------------------------------------
   Lipper Money Market                          4.84%      4.87%     4.77%     5.20%         --       6.77%
-------------------------------------------------------------------------------------------------------------
   Benchmark                                    5.05%      5.18%     5.11%     5.44%         --       6.76%
-------------------------------------------------------------------------------------------------------------
 ALLIANCE HIGH YIELD                           (6.66)%     9.57%     8.23%     9.39%         --       8.73%
-------------------------------------------------------------------------------------------------------------
   Lipper High Current Yield                   (0.44)%     8.21%     7.37%     9.34%         --       8.97%
-------------------------------------------------------------------------------------------------------------
   Benchmark                                    3.66%      9.11%     9.01%    11.08%         --      10.72%
-------------------------------------------------------------------------------------------------------------
 ALLIANCE COMMON STOCK                         27.32%     25.56%    19.97%    16.74%      16.71%     14.53%
-------------------------------------------------------------------------------------------------------------
   Lipper Growth                               22.86%     22.23%    18.63%    16.72%      16.30%     16.01%
-------------------------------------------------------------------------------------------------------------
   Benchmark                                   28.58%     28.23%    24.06%    19.21%      17.76%     15.98%
-------------------------------------------------------------------------------------------------------------
 ALLIANCE AGGRESSIVE STOCK                     (1.30)%     8.97%     9.67%    16.99%         --      15.88%
-------------------------------------------------------------------------------------------------------------
   Lipper Mid-Cap Growth                       12.16%     16.33%    14.87%    15.44%         --      13.69%
-------------------------------------------------------------------------------------------------------------
   Benchmark                                    8.28%     17.77%    15.56%    16.49%         --      14.78%
-------------------------------------------------------------------------------------------------------------
 ALLIANCE SMALL CAP GROWTH                     (5.73)%       --        --        --          --      10.53%
-------------------------------------------------------------------------------------------------------------
   Lipper Small Company Growth                 (0.33)%       --        --        --          --      16.72%
-------------------------------------------------------------------------------------------------------------
   Benchmark                                    1.23%        --        --        --          --      16.58%
-------------------------------------------------------------------------------------------------------------
 BT EQUITY 500 INDEX                           23.44%        --        --        --          --      23.44%
-------------------------------------------------------------------------------------------------------------
   Lipper S&P 500 Index                        26.78%        --        --        --          --      26.78%
-------------------------------------------------------------------------------------------------------------
   Benchmark                                   28.58%        --        --        --          --      28.58%
-------------------------------------------------------------------------------------------------------------
 BT SMALL COMPANY INDEX                        (3.63)%       --        --        --          --      (3.63)%
-------------------------------------------------------------------------------------------------------------
   Lipper Small Cap                             1.53%        --        --        --          --       1.53%
-------------------------------------------------------------------------------------------------------------
   Benchmark                                   (2.54)%       --        --        --          --      (2.54)%
-------------------------------------------------------------------------------------------------------------
 BT INTERNATIONAL EQUITY INDEX                 18.47%        --        --        --          --      18.47%
-------------------------------------------------------------------------------------------------------------
   Lipper International                        12.17%        --        --        --          --      12.17%
-------------------------------------------------------------------------------------------------------------
   Benchmark                                   20.00%        --        --        --          --      20.00%
-------------------------------------------------------------------------------------------------------------
 JPM CORE BOND                                 7.56%         --        --        --          --       7.56%
-------------------------------------------------------------------------------------------------------------
   Lipper Intermediate Investment Grade Debt   7.23%         --        --        --          --       7.23%
-------------------------------------------------------------------------------------------------------------
   Benchmark                                   8.72%         --        --        --          --       8.72%
-------------------------------------------------------------------------------------------------------------
 LAZARD LARGE CAP VALUE                       18.44%         --        --        --          --      18.44%
-------------------------------------------------------------------------------------------------------------
   Lipper Capital Appreciation                24.16%         --        --        --          --      24.16%
-------------------------------------------------------------------------------------------------------------
   Benchmark                                  28.58%         --        --        --          --      28.58%
-------------------------------------------------------------------------------------------------------------
 LAZARD SMALL CAP VALUE                       (8.32)%        --        --        --          --      (8.32)%
-------------------------------------------------------------------------------------------------------------
   Lipper Small Cap                            1.53%         --        --        --          --       1.53%
-------------------------------------------------------------------------------------------------------------
   Benchmark                                  (2.54)%        --        --        --          --      (2.54)%
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  77
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                               TABLE 3 (CONTINUED)
ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

-------------------------------------------------------------------------------------------------------
                                                                                              SINCE
                                                                                           PORTFOLIO
                                     1 YEAR      3 YEARS   5 YEARS   10 YEARS   20 YEARS   INCEPTION*
-------------------------------------------------------------------------------------------------------
 MFS RESEARCH                        22.43%        --         --        --         --       22.75%
   Lipper Growth                     25.82%        --         --        --         --       28.73%
   Benchmark                         28.58%        --         --        --         --       31.63%
 MFS EMERGING GROWTH COMPANIES       32.70%        --         --        --         --       33.03%
   Lipper Mid-Cap                    15.97%        --         --        --         --       22.72%
   Benchmark                         (2.54)%       --         --        --         --       14.53%
 MORGAN STANLEY EMERGING MARKETS
  EQUITY                            (28.01)%       --         --        --         --      (33.62)%
   Lipper Emerging Markets          (30.50)%       --         --        --         --      (36.28)%
   Benchmark                        (25.34)%       --         --        --         --      (28.92)%
 EQ/PUTNAM GROWTH & INCOME VALUE     11.30%        --         --        --         --       16.03%
   Lipper Growth & Income            15.54%        --         --        --         --       21.32%
   Benchmark                         28.58%        --         --        --         --       31.63%
 EQ/PUTNAM INVESTORS GROWTH          34.45%        --         --        --         --       35.53%
   Lipper Growth                     25.82%        --         --        --         --       28.73%
   Benchmark                         28.58%        --         --        --         --       31.63%
 EQ/PUTNAM INTERNATIONAL EQUITY      17.86%        --         --        --         --       15.94%
   Lipper International              12.17%        --         --        --         --        9.06%
   Benchmark                         20.00%        --         --        --         --       13.43%
-------------------------------------------------------------------------------------------------------

------------------
*   Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
78 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                     TABLE 4
CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

---------------------------------------------------------------------------------------------------------
                                                                                              SINCE
                                                                                            PORTFOLIO
                                1 YEAR      3 YEARS     5 YEARS   10 YEARS    20 YEARS     INCEPTION*
---------------------------------------------------------------------------------------------------------
 ALLIANCE MONEY MARKET            3.66%      11.45%      18.71%     46.56%         -         149.59%
---------------------------------------------------------------------------------------------------------
  Lipper Money Market             4.84%      15.34%      26.25%     66.09%         -         214.68%
---------------------------------------------------------------------------------------------------------
  Benchmark                       5.05%      16.35%      28.27%     69.88%         -         214.45%
---------------------------------------------------------------------------------------------------------
 ALLIANCE HIGH YIELD             (6.66)%     31.56%      48.53%    145.25%         -         172.86%
---------------------------------------------------------------------------------------------------------
  Lipper High Current Yield      (0.44)%     26.80%      43.00%    145.62%         -         182.21%
---------------------------------------------------------------------------------------------------------
  Benchmark                       3.66%      29.90%      53.96%    186.01%         -         239.69%
---------------------------------------------------------------------------------------------------------
 ALLIANCE COMMON STOCK           27.32%      97.96%     148.48%    370.07%    2,099.77%    2,154.10%
---------------------------------------------------------------------------------------------------------
  Lipper Growth                  22.86%      84.52%     138.97%    388.00%    2,185.68%    3,490.04%
---------------------------------------------------------------------------------------------------------
  Benchmark                      28.58%     110.85%     193.91%    479.62%    2,530.43%    2,919.92%
---------------------------------------------------------------------------------------------------------
 ALLIANCE AGGRESSIVE STOCK       (1.30)%     29.40%      58.67%    380.08%         -         572.32%
---------------------------------------------------------------------------------------------------------
  Lipper Mid-Cap Growth          12.16%      58.64%     102.73%    334.88%         -         448.32%
---------------------------------------------------------------------------------------------------------
  Benchmark                       8.28%      63.35%     106.12%    360.30%         -         494.67%
---------------------------------------------------------------------------------------------------------
 ALLIANCE SMALL CAP GROWTH       (5.73)%         -          -          -           -          18.19%
---------------------------------------------------------------------------------------------------------
  Lipper Small Company Growth    (0.33)%         -          -          -           -          28.98%
---------------------------------------------------------------------------------------------------------
  Benchmark                       1.23%          -          -          -           -          29.23%
---------------------------------------------------------------------------------------------------------
 BT EQUITY 500 INDEX             23.44%          -          -          -           -          23.44%
---------------------------------------------------------------------------------------------------------
  Lipper S&P 500 Index           26.78%          -          -          -           -          26.78%
---------------------------------------------------------------------------------------------------------
  Benchmark                      28.58%          -          -          -           -          28.58%
---------------------------------------------------------------------------------------------------------
 BT SMALL COMPANY INDEX          (3.63)%         -          -          -           -          (3.63)%
---------------------------------------------------------------------------------------------------------
  Lipper Small Cap                1.53%          -          -          -           -           1.49%
---------------------------------------------------------------------------------------------------------
  Benchmark                      (2.54)%         -          -          -           -          (2.54)%
---------------------------------------------------------------------------------------------------------
 BT INTERNATIONAL EQUITY INDEX   18.47%          -          -          -           -          18.47%
---------------------------------------------------------------------------------------------------------
  Lipper International           12.17%          -          -          -           -          12.23%
---------------------------------------------------------------------------------------------------------
  Benchmark                      20.00%          -          -          -           -          20.00%
---------------------------------------------------------------------------------------------------------
 JPM CORE BOND                    7.56%          -          -          -           -           7.56%
---------------------------------------------------------------------------------------------------------
  Lipper Intermediate Investment
   Grade Debt                     7.23%          -          -          -           -           7.23%
---------------------------------------------------------------------------------------------------------
  Benchmark                       8.72%          -          -          -           -           8.72%
---------------------------------------------------------------------------------------------------------
 LAZARD LARGE CAP VALUE          18.44%          -          -          -           -          18.44%
---------------------------------------------------------------------------------------------------------
  Lipper Capital Appreciation    24.16%          -          -          -           -          24.09%
---------------------------------------------------------------------------------------------------------
  Benchmark                      28.58%          -          -          -           -          28.58%
---------------------------------------------------------------------------------------------------------
 LAZARD SMALL CAP VALUE          (8.32)%         -          -          -           -          (8.32)%
---------------------------------------------------------------------------------------------------------
  Lipper Small Cap                1.53%          -          -          -           -           1.53%
---------------------------------------------------------------------------------------------------------
  Benchmark                      (2.54)%         -          -          -           -          (2.54)%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  79
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                               TABLE 4 (CONTINUED)
CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

----------------------------------------------------------------------------------------------------------
                                                                                              Since
                                                                                            portfolio
                                    1 year      3 years    5 years   10 years    20 years   inception*
----------------------------------------------------------------------------------------------------------
 MFS RESEARCH                     22.43%          --          --         --         --        40.79%
----------------------------------------------------------------------------------------------------------
   Lipper Growth                  25.82%          --          --         --         --        52.86%
----------------------------------------------------------------------------------------------------------
   Benchmark                      28.58%          --          --         --         --        57.60%
----------------------------------------------------------------------------------------------------------
 MFS EMERGING GROWTH COMPANIES    32.70%          --          --         --         --        60.99%
----------------------------------------------------------------------------------------------------------
   Lipper Mid-Cap                 15.97%          --          --         --         --        42.16%
----------------------------------------------------------------------------------------------------------
   Benchmark                     (2.54)%          --          --         --         --        25.40%
----------------------------------------------------------------------------------------------------------
 MORGAN STANLEY EMERGING
  MARKETS EQUITY                 (28.01)%         --          --         --         --       (42.83)%
----------------------------------------------------------------------------------------------------------
   Lipper Emerging Markets       (30.50)%         --          --         --         --       (45.67)%
----------------------------------------------------------------------------------------------------------
   Benchmark                     (25.34)%         --          --         --         --       (36.71)%
----------------------------------------------------------------------------------------------------------
 EQ/PUTNAM GROWTH & INCOME
  VALUE                           11.30%          --          --         --         --        28.16%
----------------------------------------------------------------------------------------------------------
   Lipper Growth & Income         15.54%          --          --         --         --        38.49%
----------------------------------------------------------------------------------------------------------
   Benchmark                      28.58%          --          --         --         --        57.60%
----------------------------------------------------------------------------------------------------------
 EQ/PUTNAM INVESTORS GROWTH       34.45%          --          --         --         --        66.08%
----------------------------------------------------------------------------------------------------------
   Lipper Growth                  25.82%          --          --         --         --        52.86%
----------------------------------------------------------------------------------------------------------
   Benchmark                      28.58%          --          --         --         --        57.60%
----------------------------------------------------------------------------------------------------------
 EQ/PUTNAM INTERNATIONAL EQUITY   17.86%          --          --         --         --        27.98%
----------------------------------------------------------------------------------------------------------
   Lipper International           12.17%          --          --         --         --        15.88%
----------------------------------------------------------------------------------------------------------
   Benchmark                      20.00%          --          --         --         --        23.42%
----------------------------------------------------------------------------------------------------------

----------
*  Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
80 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                    TABLE 5
                          YEAR-BY-YEAR RATES OF RETURN:

--------------------------------------------------------------------------------------------------------------------
                                                     1989          1990          1991          1992          1993
--------------------------------------------------------------------------------------------------------------------
Alliance Money Market                                7.45%         6.50%         4.49%         1.91%         1.32%
--------------------------------------------------------------------------------------------------------------------
Alliance High Yield                                  3.46%        (2.70)%       22.48%        10.51%        21.19%
--------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                               23.60%        (9.59)%       35.69%         1.57%        22.83%
--------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                           41.22%         6.43%        83.89%        (4.71)%       14.89%
--------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                              -             -             -             -             -
--------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                                    -             -             -             -             -
--------------------------------------------------------------------------------------------------------------------
BT Small Company Index                                 -             -             -             -             -
--------------------------------------------------------------------------------------------------------------------
BT International Equity Index                          -             -             -             -             -
--------------------------------------------------------------------------------------------------------------------
JPM Core Bond                                          -             -             -             -             -
--------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                                 -             -             -             -             -
--------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                                 -             -             -             -             -
--------------------------------------------------------------------------------------------------------------------
MFS Research                                           -             -             -             -             -
--------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                          -             -             -             -             -
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity                 -             -             -             -             -
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                        -             -             -             -             -
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                             -             -             -             -             -
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                         -             -             -             -             -
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                            1994        1995      1996          1997           1998
--------------------------------------------------------------------------------------------------------------------
Alliance Money Market                       2.36%       4.06%      3.64%         3.74%         3.66%
--------------------------------------------------------------------------------------------------------------------
Alliance High Yield                        (4.33)%     18.01%     20.91%        16.58%        (6.66)%
--------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                      (3.70)%     30.34%     22.28%        27.16%        27.32%
--------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                  (5.35)%     29.54%     20.24%         9.04%        (1.30)%
--------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                     -           -         -           25.38%+       (5.73)%
--------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                           -           -         -              -          23.44%
--------------------------------------------------------------------------------------------------------------------
BT Small Company Index                        -           -         -              -          (3.63)%
--------------------------------------------------------------------------------------------------------------------
BT International Equity Index                 -           -         -              -          18.47%
--------------------------------------------------------------------------------------------------------------------
JPM Core Bond                                 -           -         -              -           7.56%
--------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                        -           -         -              -          18.44%
--------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                        -           -         -              -          (8.32)%
--------------------------------------------------------------------------------------------------------------------
MFS Research                                  -           -         -            14.99%+      22.43%
--------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                 -           -         -            21.32%+      32.70%
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity        -           -         -           (20.59)%+    (28.01)%
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                -          -         -            15.15%+      11.30%
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                    -           -         -            23.53%+      34.45%
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                -           -         -             8.59%+      17.86%
--------------------------------------------------------------------------------------------------------------------

--------------------
+ Returns for these portfolios represent less than 12 months of performance. The returns are as of each portfolio inception date as shown in Table 1.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  81
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


  COMMUNICATING PERFORMANCE DATA

  In reports or other communications to contract owners or in advertising material, we may describe general economic and market conditions affecting our variable investment options and the portfolios and may compare the performance or ranking of those options and the portfolios with:

  o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS, or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

  o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

  o data developed by us derived from such indices or averages.

  We also may furnish to present or prospective contract owners advertisements or other communications that include evaluations of a variable investment option or portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------------------
  Barron's                                    Investment Management Weekly
  Morningstar's Variable Annuity              Money Management Letter
       Sourcebook                             Investment Dealers Digest
  Business Week                               National Underwriter
  Forbes                                      Pension & Investments
  Fortune                                     USA Today
  Institutional Investor                      Investor's Business Daily
  Money                                       The New York Times
  Kiplinger's Personal Finance                The Wall Street Journal
  Financial Planning                          The Los Angeles Times
  Investment Adviser                          The Chicago Tribune
--------------------------------------------------------------------------------

  Lipper compiles performance data for peer universes of funds with similar investment objectives in its Lipper Survey. Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

  The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

  o The "separate account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable life and annuity contracts, and

  o The "mutual fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

  The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges. VARDS is a monthly reporting service that monitors approximately 2,500 variable life and variable annuity funds on performance and account information.

  YIELD INFORMATION

  Current yield for the Alliance Money Market option will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yield for the Alliance High Yield option will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months).

  "Effective yield" is calculated in a similar manner, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the Alliance Money Market option. The current yields and effective yields assume the deduction of all contract charges and expenses other than the withdrawal charge, the optional baseBUILDER benefits charge, the annual administrative charge, and any charge for

--------------------------------------------------------------------------------
82 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


  taxes such as premium tax. The yields and effective yields for the Alliance Money Market option, when used for the special dollar cost averaging program, assume that no contract charges are deducted. For more information, see "Yield Information for the Alliance Money Market Option and Alliance High Yield Option" in the SAI.

--------------------------------------------------------------------------------
                             INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE  83
--------------------------------------------------------------------------------

10
Incorporation of certain documents by reference


--------------------------------------------------------------------------------

  Equitable Life's annual report on Form 10-K for the year ended December 31, 1998, a current report on Form 8-K dated September 1, 1999, and a quarterly report on Form 10-Q for the quarter ended June 30, 1999, are considered to be a part of this prospectus because they are incorporated by reference.

  After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act") will be considered to become part of this prospectus because they are incorporated by reference.

  Any statement contained in a document that is, or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

  We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a Web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

  Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone:
  (212) 554-1234).

--------------------------------------------------------------------------------
                                APPENDIX I: CONDENSED FINANCIAL INFORMATION  A-1
--------------------------------------------------------------------------------


Appendix I: Condensed financial information


--------------------------------------------------------------------------------


  UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION

--------------------------------------------------------------------------------
                                                   FOR THE YEARS ENDING
                                            ------------------------------------
                                            DEC. 31, 1997     DEC. 31, 1998
--------------------------------------------------------------------------------
  ALLIANCE MONEY MARKET
--------------------------------------------------------------------------------
    Unit value                                   $25.00            $25.92
--------------------------------------------------------------------------------
    Number of units outstanding (000s)            1,153             5,158
--------------------------------------------------------------------------------
  ALLIANCE HIGH YIELD
--------------------------------------------------------------------------------
    Unit value                                   $29.96            $27.96
--------------------------------------------------------------------------------
    Number of units outstanding (000s)            1,256             4,521
--------------------------------------------------------------------------------
  ALLIANCE COMMON STOCK
--------------------------------------------------------------------------------
    Unit value                                  $186.29           $237.18
--------------------------------------------------------------------------------
    Number of units outstanding (000s)              434             1,542
--------------------------------------------------------------------------------
  ALLIANCE AGGRESSIVE STOCK
--------------------------------------------------------------------------------
    Unit value                                   $70.28            $69.37
--------------------------------------------------------------------------------
    Number of units outstanding (000s)              380               939
--------------------------------------------------------------------------------
  ALLIANCE SMALL CAP GROWTH
--------------------------------------------------------------------------------
    Unit value                                   $12.54            $11.82
--------------------------------------------------------------------------------
    Number of units outstanding (000s)            2,521             6,101
--------------------------------------------------------------------------------
  BT EQUITY 500 INDEX
--------------------------------------------------------------------------------
    Unit value                                   $10.00            $12.34
--------------------------------------------------------------------------------
    Number of units outstanding (000s)                -            12,279
--------------------------------------------------------------------------------
  BT SMALL COMPANY INDEX
--------------------------------------------------------------------------------
    Unit value                                   $10.00             $9.64
--------------------------------------------------------------------------------
    Number of units outstanding (000s)                -             1,610
--------------------------------------------------------------------------------
  BT INTERNATIONAL EQUITY INDEX
--------------------------------------------------------------------------------
    Unit value                                   $10.00            $11.85
--------------------------------------------------------------------------------
    Number of units outstanding (000s)                -             1,827
--------------------------------------------------------------------------------
  JPM CORE BOND
--------------------------------------------------------------------------------
    Unit value                                   $10.00            $10.76
--------------------------------------------------------------------------------
    Number of units outstanding (000s)                -             8,661
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A-2 APPENDIX I: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                FOR THE YEARS ENDING
                                                                         ---------------------------------------------
                                                                         DEC. 31, 1997                 DEC. 31, 1998
----------------------------------------------------------------------------------------------------------------------
  LAZARD LARGE CAP VALUE
----------------------------------------------------------------------------------------------------------------------
    Unit value                                                                $10.00                         $11.84
----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                             -                          5,696
----------------------------------------------------------------------------------------------------------------------
  LAZARD SMALL CAP VALUE
----------------------------------------------------------------------------------------------------------------------
    Unit value                                                                $10.00                          $9.17
----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                             -                          4,733
----------------------------------------------------------------------------------------------------------------------
  MFS RESEARCH
----------------------------------------------------------------------------------------------------------------------
    Unit value                                                                $11.50                         $14.08
----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                         5,257                         14,913
----------------------------------------------------------------------------------------------------------------------
  MFS EMERGING GROWTH COMPANIES
----------------------------------------------------------------------------------------------------------------------
    Unit value                                                                $12.13                         $16.10
----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                         3,327                          9,117
----------------------------------------------------------------------------------------------------------------------
  MORGAN STANLEY EMERGING MARKETS EQUITY
----------------------------------------------------------------------------------------------------------------------
    Unit value                                                                 $7.94                          $5.72
----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                             -                          1,805
----------------------------------------------------------------------------------------------------------------------
  EQ/PUTNAM GROWTH & INCOME VALUE
----------------------------------------------------------------------------------------------------------------------
    Unit value                                                                $11.52                         $12.82
----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                         8,113                         24,343
----------------------------------------------------------------------------------------------------------------------
  EQ/PUTNAM INVESTORS GROWTH
----------------------------------------------------------------------------------------------------------------------
    Unit value                                                                $12.35                         $16.61
----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                         2,581                         10,072
----------------------------------------------------------------------------------------------------------------------
  EQ/PUTNAM INTERNATIONAL EQUITY
----------------------------------------------------------------------------------------------------------------------
    Unit value                                                                $10.86                         $12.80
----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                         4,609                         10,607
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CONTRACTS  B-1
--------------------------------------------------------------------------------


Appendix II: Purchase considerations for QP contracts


--------------------------------------------------------------------------------


Trustees who are considering the purchase of an Equitable Accumulator QP contract should discuss with their tax advisers whether this is an appropriate investment vehicle for the employer's plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the guaranteed minimum income benefit, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Equitable Accumulator QP contract or another annuity. Therefore, you should purchase an Equitable Accumulator QP contract to fund a plan for the contract's features and benefits other than tax deferral. This QP contract accepts transfer contributions only and not regular, ongoing payroll contributions. For 401(k) plans under defined contribution plans, no employee after-tax contributions are accepted.

Under defined benefit plans, we will not accept rollovers from a defined contribution plan to a defined benefit plan. We will only accept transfers from a defined benefit plan or a change of investment vehicles in the plan. For defined benefit plans, the maximum percentage of actuarial value of the plan participant/employee's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant/employee. Equitable Life does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit. If overfunding of a plan occurs, withdrawals from the QP contract may be required. A withdrawal charge and/or market value adjustment may apply.

Further, Equitable Life will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant/employee takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan.

Given that required minimum distributions must generally commence from the plan for annuitants after age 70 1/2, trustees should consider whether the QP contract is an appropriate purchase for annuitants approaching or over age
70 1/2.

Finally, because the method of purchasing the QP contract and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

--------------------------------------------------------------------------------
                              APPENDIX III: MARKET VALUE ADJUSTMENT EXAMPLE  C-1
--------------------------------------------------------------------------------


Appendix III: Market value adjustment example


--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2000 to a fixed maturity option with a maturity date of February 15, 2009 (nine years later) at a rate to maturity of 7.00%, resulting in a maturity value at the maturity date of $183,846. We further assume that a withdrawal of $50,000 is made four years later on February 15, 2004.

--------------------------------------------------------------------------------------------------------------
                                                                 ASSUMED RATE TO MATURITY ON FEBRUARY 15, 2004
                                                              ------------------------------------------------
                                                                          5.00%               9.00%
--------------------------------------------------------------------------------------------------------------
 AS OF FEBRUARY 15, 2004 (BEFORE WITHDRAWAL)
--------------------------------------------------------------------------------------------------------------
(1) Market adjusted amount                                               $144,048          $ 119,487
--------------------------------------------------------------------------------------------------------------
(2) Fixed maturity amount                                                $131,080          $ 131,080
--------------------------------------------------------------------------------------------------------------
(3) Market value adjustment:
   (1) - (2)                                                             $ 12,968          $ (11,593)
--------------------------------------------------------------------------------------------------------------
ON FEBRUARY 15, 2004 (AFTER WITHDRAWAL)
--------------------------------------------------------------------------------------------------------------
(4) Portion of market value adjustment associated with withdrawal:
   (3) x [$50,000/(1)]                                                   $  4,501          $ (4,851)
--------------------------------------------------------------------------------------------------------------
(5) Reduction in fixed maturity amount:
       [$50,000 - (4)]                                                   $ 45,499          $ 54,851
--------------------------------------------------------------------------------------------------------------
(6) Fixed maturity amount: (2) - (5)                                     $ 85,581          $  76,229
--------------------------------------------------------------------------------------------------------------
(7) Maturity value                                                       $ 120,032         $ 106,915
--------------------------------------------------------------------------------------------------------------
(8) Market adjusted amount of (7)                                        $ 94,048          $  69,487
--------------------------------------------------------------------------------------------------------------

You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

--------------------------------------------------------------------------------
                      APPENDIX IV: GUARANTEED MINIMUM DEATH BENEFIT EXAMPLE  D-1
--------------------------------------------------------------------------------


Appendix IV: Guaranteed minimum death benefit example


--------------------------------------------------------------------------------


The death benefit under the contracts is equal to the account value or, if greater, the guaranteed minimum death benefit.

The following illustrates the guaranteed minimum death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the Alliance Money Market option or the fixed maturity options), no additional contributions, no transfers and no withdrawals, and no loans under a Rollover TSA contract, the guaranteed minimum death benefit for an annuitant age 45 would be calculated as follows:

--------------------------------------------------------------------------------
    END OF                       5% ROLL UP TO AGE 80   ANNUAL RATCHET TO AGE 80
   CONTRACT                       GUARANTEED MINIMUM      GUARANTEED MINIMUM
     YEAR       ACCOUNT VALUE      DEATH BENEFIT(1)         DEATH BENEFIT
--------------------------------------------------------------------------------
       1          $105,000           $105,000(1)             $105,000(3)
       2          $115,500           $110,250(2)             $115,500(3)
       3          $129,360           $115,763(2)             $129,360(3)
       4          $103,488           $121,551(1)             $129,360(4)
       5          $113,837           $127,628(1)             $129,360(4)
       6          $127,497           $134,010(1)             $129,360(4)
       7          $127,497           $140,710(1)             $129,360(4)
--------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%. We
are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

5% ROLL UP TO AGE 80

(1) At the end of contract year 1, and again at the end of contract years 4 through 7, the death benefit will be equal to the guaranteed minimum death benefit.

(2) At the end of contract years 2 and 3, the death benefit will be equal to the current account value since it is higher than the current guaranteed minimum death benefit.

ANNUAL RATCHET TO AGE 80

(3) At the end of contract years 1 through 3, the guaranteed minimum death benefit is equal to the current account value.

(4) At the end of contract years 4 through 7, the guaranteed minimum death benefit is equal to the guaranteed minimum death benefit at the end of the prior year since it is equal to or higher than the current account value.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


Statement of additional information


-------------------------------------------------------------------------------


TABLE OF CONTENTS

                                                                          PAGE
Unit Values                                                                 2
Annuity Unit Values                                                         2
Custodian and Independent Accountants                                       3
Yield Information for the Alliance Money
  Market Option and Alliance High Yield Option                              3
Long-Term Market Trends                                                     5
Key Factors in Retirement Planning                                          8
Financial Statements                                                       12


HOW TO OBTAIN AN EQUITABLE ACCUMULATOR STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
   Equitable Accumulator
   P.O. Box 1547
   Secaucus, NJ 07096-1547

Please send me an Equitable Accumulator SAI for Separate Account No. 49 dated October 18, 1999.

--------------------------------------------------------------------------------
Name:

--------------------------------------------------------------------------------
Address:

--------------------------------------------------------------------------------
City               State     Zip



(SAI 1A(10/99))

Equitable Accumulator(SM)

A combination variable and fixed deferred annuity contract

Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its portfolios.

PROSPECTUS DATED OCTOBER 18, 1999
--------------------------------------------------------------------------------


WHAT IS THE EQUITABLE ACCUMULATOR?

Equitable Accumulator is a deferred annuity contract issued by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, fixed maturity options, or the account for special dollar cost averaging ("investment options").

  ------------------------------------------------------------------------------
  Variable investment options
  ------------------------------------------------------------------------------
  o Alliance Money Market                   o JPM Core Bond
  o Alliance High Yield                     o Lazard Large Cap Value
  o Alliance Common Stock                   o Lazard Small Cap Value
  o Alliance Aggressive Stock               o MFS Growth with Income
  o Alliance Small Cap Growth               o MFS Research
  o EQ/Alliance Premier Growth              o MFS Emerging Growth
  o BT Equity 500 Index                       Companies
  o BT Small Company Index                  o Merrill Lynch Basic Value Equity
  o BT International Equity Index           o Merrill Lynch World Strategy
  o Capital Guardian U.S. Equity            o Morgan Stanley Emerging
  o Capital Guardian Research                 Markets Equity
  o Capital Guardian International          o EQ/Putnam Growth & Income
  o EQ/Evergreen                              Value
  o EQ/Evergreen Foundation                 o EQ/Putnam Investors Growth
                                            o EQ/Putnam International Equity
  ------------------------------------------------------------------------------

  You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of our Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio of EQ Advisors Trust. Your investment results in a variable investment option will depend on the investment performance of the related portfolio.

  FIXED MATURITY OPTIONS. You may allocate amounts to one or more fixed maturity options. These amounts will receive a fixed rate of interest for a specified period. Interest is earned at a guaranteed rate set by us. We make a market value adjustment (up or down) if you make transfers or withdrawals from a fixed maturity option before its maturity date.

  ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING. This account also pays fixed interest at guaranteed rates.

  TYPES OF CONTRACTS. We offer the contracts for use as:

  o A nonqualified annuity ("NQ") for after-tax contributions only.

  o An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

    We offer two versions of the traditional IRA: "Rollover IRA" and "Flexible Premium IRA." We also offer two versions of the Roth IRA: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

  o An annuity that is an investment vehicle for a qualified defined contribution or defined benefit plan ("QP").

  o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") -- ("Rollover TSA").

  A contribution of at least $5,000 is required to purchase an NQ, Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contract. For Flexible Premium IRA or Flexible Premium Roth IRA contracts, we require a contribution of $2,000 to purchase a contract.

  Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated October 18, 1999 is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's Web site at http://www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.









  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
2  CONTENTS OF THIS PROSPECTUS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Contents of this prospectus


EQUITABLE ACCUMULATOR(SM)

------------------------------------------------------------------------
Index of key words and phrases                                         4
Who is Equitable Life?                                                 5
How to reach us                                                        6
Equitable Accumulator at a glance -- key features                      8


------------------------------------------------------------------------
FEE TABLE                                                             11
------------------------------------------------------------------------
Examples                                                              14
Condensed financial information                                       15
------------------------------------------------------------------------


------------------------------------------------------------------------
1
CONTRACT FEATURES AND BENEFITS                                       16
------------------------------------------------------------------------
How you can purchase and contribute to your contract                 16
Owner and annuitant requirements                                     20
How you can make your contributions                                  20
What are your investment options under the contract?                 20
Allocating your contributions                                        24
Our baseBUILDER option                                               25
Guaranteed minimum death benefit                                     28
Your right to cancel within a certain number of days                 29


------------------------------------------------------------------------
2
DETERMINING YOUR CONTRACT'S VALUE                                    30
------------------------------------------------------------------------
Your account value                                                   30
Your contract's value in the variable investment options             30
Your contract's value in the fixed maturity options                  30
Your contract's value in the account for special dollar
  cost averaging                                                     30


--------------------------------------------------------------------------------

"We," "our," and "us" refer to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

--------------------------------------------------------------------------------
                                                  CONTENTS OF THIS PROSPECTUS  3
--------------------------------------------------------------------------------


------------------------------------------------------------------------
3
TRANSFERRING YOUR MONEY AMONG
     INVESTMENT OPTIONS                                               31
------------------------------------------------------------------------
Transferring your account value                                       31
Rebalancing your account value                                        31


------------------------------------------------------------------------
4
ACCESSING YOUR MONEY                                                  32
------------------------------------------------------------------------
Withdrawing your account value                                        32
How withdrawals are taken from your account value                     33
How withdrawals affect your guaranteed minimum
  income benefit and guaranteed minimum death
  benefit                                                             33
Loans under Rollover TSA contracts                                    34
Surrendering your contract to receive its cash value                  35
When to expect payments                                               35
Choosing your annuity payout options                                  36


------------------------------------------------------------------------
5
CHARGES AND EXPENSES                                                  39
------------------------------------------------------------------------
Charges that Equitable Life deducts                                   39
Charges that EQ Advisors Trust deducts                                41
Group or sponsored arrangements                                       41
Other distribution arrangements                                       42


------------------------------------------------------------------------
6
PAYMENT OF DEATH BENEFIT                                              43
------------------------------------------------------------------------
Your beneficiary and payment of benefit                               43
How death benefit payment is made                                     44
Beneficiary continuation option for Rollover IRA and
  Flexible Premium IRA contracts                                      44


------------------------------------------------------------------------
7
TAX INFORMATION                                                       46
------------------------------------------------------------------------
Overview                                                              46
Transfers among investment options                                    46
Taxation of nonqualified annuities                                    46
Special rules for NQ contracts issued in Puerto Rico                  47
Individual retirement arrangements (IRAs)                             48
Special rules for nonqualified contracts in qualified plans           58
Tax-Sheltered Annuity contracts (TSAs)                                58
Federal and state income tax withholding and
  information reporting                                               63
Impact of taxes to Equitable Life                                     64


------------------------------------------------------------------------
8
MORE INFORMATION                                                      65
------------------------------------------------------------------------
About our Separate Account No. 49                                     65
About EQ Advisors Trust                                               65
About our fixed maturity options                                      66
About the general account                                             67
About other methods of payment                                        67
Dates and prices at which contract events occur                       68
About your voting rights                                              69
About our year 2000 progress                                          70
About legal proceedings                                               70
About our independent accountants                                     70
Transfers of ownership, collateral assignments, loans,
  and borrowing                                                       70
Distribution of the contracts                                         71


------------------------------------------------------------------------
9
INVESTMENT PERFORMANCE                                                72
------------------------------------------------------------------------
Benchmarks                                                            72
Communicating performance data                                        81


------------------------------------------------------------------------
10
INCORPORATION OF CERTAIN DOCUMENTS BY
  REFERENCE                                                           83
------------------------------------------------------------------------


------------------------------------------------------------------------
APPENDICES
------------------------------------------------------------------------
I -- Condensed financial information                                 A-1
II -- Purchase considerations for QP contracts                       B-1
III -- Market value adjustment example                               C-1
IV -- Guaranteed minimum death benefit example                       D-1


------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
   TABLE OF CONTENTS
------------------------------------------------------------------------

--------------------------------------------------------------------------------
4  INDEX OF KEY WORDS AND PHRASES
--------------------------------------------------------------------------------


Index of key words and phrases


--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.

                                                               Page
    account for special dollar cost
      averaging                                                 23
    account value                                               30
    annuitant                                                   16
    annuity payout options                                      36
    baseBUILDER                                                 25
    beneficiary                                                 43
    benefit base                                                26
    business day                                                68
    cash value                                                  30
    conduit IRA                                                 52
    contract date                                               9
    contract date anniversary                                   9
    contract year                                               9
    contributions to Roth IRAs                                  55
      regular contributions                                     55
      rollover contributions                                    56
      conversion contributions                                  56
      direct custodian-to-custodian
        transfers                                               56
    contributions to traditional IRAs                           48
       regular contributions                                    49
       rollover contributions                                   51
       direct custodian-to-custodian
         transfers                                              51
    ERISA                                                       34
    fixed maturity amount                                       22
    fixed maturity options                                      22
    Flexible Premium IRA                                      cover
    Flexible Premium Roth IRA                                 cover
    guaranteed minimum death benefit                            28
    guaranteed minimum income benefit                           26
    IRA                                                         48
    IRS                                                         46
    investment options                                          20
    loan reserve account                                        35
    market adjusted amount                                      22
    market value adjustment                                     23
    maturity value                                              22
    NQ                                                          46
    participant                                                 20
    portfolio                                                 cover
    processing office                                           6
    QP                                                          58
    rate to maturity                                            22
    Required Beginning Date                                     52
    Rollover IRA                                              cover
    Rollover TSA                                              cover
    Roth Conversion IRA                                       cover
    Roth IRA                                                    55
    SAI                                                       cover
    SEC                                                       cover
    TOPS                                                        6
    TSA                                                         58
    traditional IRA                                             48
    unit                                                        30
    variable investment options                                 20


To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your registered representative can provide further explanation about your contract.

--------------------------------------------------------------------------------
  Prospectus                     Contract or Supplemental Materials
--------------------------------------------------------------------------------
  fixed maturity options         Guarantee Periods (Guaranteed Fixed
                                 Interest Accounts in supplemental materials)
  variable investment options    Investment Funds
  account value                  Annuity Account Value
  rate to maturity               Guaranteed Rates
  unit                           Accumulation Unit
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WHO IS EQUITABLE LIFE?  5
--------------------------------------------------------------------------------

Who is Equitable Life?


--------------------------------------------------------------------------------


We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contract.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $390.8 billion in assets as of June 30, 1999. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

--------------------------------------------------------------------------------
6  WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


HOW TO REACH US

You may communicate with our processing office as listed below for any of the following purposes:

--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Accumulator
P.O. Box 13014
Newark, NJ 07188-0014

--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Accumulator
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014
Secaucus, NJ 07094

--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G.,
REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Accumulator
P.O. Box 1547
Secaucus, NJ 07096-1547

--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Accumulator
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094

--------------------------------------------------------------------------------
REPORTS WE PROVIDE:
--------------------------------------------------------------------------------

o    written confirmation of financial transactions;

o statement of your contract values at the close of each calendar quarter (four per year); and

o annual statement of your contract values as of the close of the contract year.


--------------------------------------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT
("TOPS") SYSTEM:
--------------------------------------------------------------------------------

TOPS is designed to provide you with up-to-date information via touch-tone telephone. You can obtain information on:

o    your current account value;

o    your current allocation percentages;

o    the number of units you have in the variable investment options;

o    rates to maturity for the fixed maturity options; and

o    the daily unit values for the variable investment options.

You can also:

o change your allocation percentages and/or transfer among the investment options; and

o    obtain or change your personal identification number (PIN).

TOPS is normally available seven days a week, 24 hours a day, by calling toll free 1-888-909-7770. Of course, for reasons beyond our control, the service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone are genuine. For example, we will require certain personal identification information before we will act on telephone instructions and we will provide written confirmation of your transfers. We will not be liable for following telephone instructions we reasonably believe to be genuine.

--------------------------------------------------------------------------------
BY INTERNET:
--------------------------------------------------------------------------------
You can also access information about your contract on the Internet. Please visit our Web site at http://www.equitable.com, and click on EQAccess.

--------------------------------------------------------------------------------
                                                       WHO IS EQUITABLE LIFE?  7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern time.


You should send all contributions, notices, and requests to our processing office at the address above.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)  authorization for telephone transfers by your registered representative;

(2) conversion of a traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract;

(3)  election of the automatic investment program;

(4)  election of the rebalancing program;

(5)  requests for loans under Rollover TSA contracts;

(6)  spousal consent for loans under Rollover TSA contracts;

(7)  contract surrender and withdrawal requests;

(8)  tax withholding election; and

(9)  election of the beneficiary continuation option.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF
REQUESTS:

(1)  address changes;

(2)  beneficiary changes;

(3)  transfers between investment options; and

(4)  requests to exercise your guaranteed minimum income benefit.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)  automatic investment program;

(2)  general dollar cost averaging;

(3)  rebalancing;

(4)  special dollar cost averaging;

(5)  substantially equal withdrawals;

(6)  systematic withdrawals; and

(7)  the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners both must sign.

--------------------------------------------------------------------------------
8  EQUITABLE ACCUMULATOR AT A GLANCE -- KEY FEATURES
--------------------------------------------------------------------------------


Equitable Accumulator at a glance -- key features


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL                  Equitable Accumulator's variable investment options invest in 26 different portfolios
INVESTMENT                    managed by professional investment advisers.
MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY                o 10 fixed maturity options with maturities ranging from approximately 1 to 10 years.
OPTIONS                       o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                              --------------------------------------------------------------------------------------------
                              If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. This may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment may also apply.
--------------------------------------------------------------------------------------------------------------------------
ACCOUNT FOR SPECIAL DOLLAR    Available for dollar cost averaging all or a portion of your initial contribution.
COST AVERAGING
--------------------------------------------------------------------------------------------------------------------------
TAX ADVANTAGES                o On earnings inside the       No tax on any dividends, interest or capital gains until you
                                contract                     make withdrawals from your contract or receive annuity
                                                             payments.
                              --------------------------------------------------------------------------------------------
                              o On transfers inside the      No tax on transfers among investment options.
                                contract
                              --------------------------------------------------------------------------------------------
                              If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (IRA, QP, and Rollover TSA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.
--------------------------------------------------------------------------------------------------------------------------
baseBUILDER(R)                baseBUILDER combines a guaranteed minimum income benefit with a guaranteed minimum
PROTECTION                    death benefit. This optional feature provides income protection for you while the annuitant lives, as well as a death benefit for the beneficiary should the annuitant die.
--------------------------------------------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS          o NQ, Rollover IRA, Roth Conversion IRA, QP, and Rollover TSA contracts
                                o Initial minimum:          $5,000
                                o Additional minimum:       $1,000
                                                            $100 monthly and $300 quarterly under our automatic
                                                            investment program (NQ contracts)
                              --------------------------------------------------------------------------------------------
                              o Flexible Premium IRA and Flexible Premium Roth IRA contracts
                                o Initial minimum:          $2,000
                                o Additional minimum:       $50 ($50 under our automatic investment program)
                              --------------------------------------------------------------------------------------------
                              Maximum contribution limitations may apply.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             EQUITABLE ACCUMULATOR AT A GLANCE -- KEY FEATURES 9
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY          o Lump sum withdrawals
                              o Several withdrawal options on a periodic basis
                              o Loans under Rollover TSA contracts
                              o Contract surrender
                              You may incur a withdrawal charge for certain withdrawals or if you surrender your contract.
                              You may also incur income tax and a tax penalty.
--------------------------------------------------------------------------------------------------------------------------
PAYOUT ALTERNATIVES           o Annuity payout options
                              o Income Manager(Reg. TM) payout options
--------------------------------------------------------------------------------------------------------------------------
ADDITIONAL FEATURES           o Dollar cost averaging
                              o Automatic investment program
                              o Account value rebalancing (quarterly, semiannually, and annually)
                              o Unlimited free transfers
                              o Waiver of withdrawal charge for disability, terminal illness, or confinement to a nursing home
--------------------------------------------------------------------------------------------------------------------------
FEES AND CHARGES              o Daily charges on amounts invested in variable investment options for mortality and expense risks and administrative charges at an annual rate of 1.35%.
                              o Annual 0.30% benefit base charge for the optional baseBUILDER benefit. The benefit base is described under "Contract features and benefits -- Your guaranteed minimum income benefit under baseBUILDER." No additional charge if you want a guaranteed minimum death benefit only.
                              o Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, if your account value at the end of the contract year is less than $25,000, we deduct an annual administrative charge equal to $30 or during the first two contract years 2% of your account value, if less. If your account value is $25,000 or more, we will not deduct the charge.
                              o No sales charge deducted at the time you make contributions.
                              o During the first seven contract years following a contribution, a charge will be deducted from amounts that you withdraw that exceed 15% of your account value. We use the account value on the most recent contract date anniversary to calculate the 15% amount available.
                                The charge begins at 7% in the first contract year following a contribution. It declines by 1% each year to 1% in the seventh contract year. There is no withdrawal charge in the eighth and later contract years following a contribution.
                              --------------------------------------------------------------------------------------------
                              The "contract date" is the effective date of a contract. This usually is the business day we receive your initial contribution. Your contract date will be shown in your contract. The
                              12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary."
                              --------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10  EQUITABLE ACCUMULATOR AT A GLANCE -- KEY FEATURES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
 FEES AND                     o We deduct a charge for taxes such as premium taxes that may be imposed in your state. This
 CHARGES (CONTINUED)            charge is generally deducted from the amount applied to an annuity payout option.
                              o We generally deduct a $350 annuity administrative fee from amounts applied to purchase certain life annuity payout options.
                              o Annual expenses of EQ Advisors Trust portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. These expenses include management fees ranging from 0.25% to 1.15% annually, 12b-1 fees of 0.25% annually, and other expenses.
--------------------------------------------------------------------------------------------------------------------------
ANNUITANT ISSUE AGES          NQ: 0-83
                              Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, and Rollover TSA: 20-83
                              Flexible Premium IRA: 20-70
                              QP: 20-75
--------------------------------------------------------------------------------------------------------------------------

THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.

For more detailed information we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your registered representative, or call us, if you have any questions.

--------------------------------------------------------------------------------
                                                                   FEE TABLE  11
--------------------------------------------------------------------------------


Fee table


--------------------------------------------------------------------------------


The fee table below will help you understand the various charges and expenses that apply to your contract. The table reflects charges you will directly incur under the contract, as well as charges and expenses of the portfolios that you will bear indirectly. Charges for taxes, such as premium taxes, may also apply. Also, an annuity administrative fee may apply when your annuity payments are to begin. Each of the charges and expenses is more fully described under "Charges and expenses" later in this prospectus. For a complete description of portfolio charges and expenses, please see the attached prospectus for EQ Advisors Trust.

The fixed maturity options and the account for special dollar cost averaging are not covered by the fee table and examples. However, the annual administrative charge and the withdrawal charge do apply to the fixed maturity options and the account for special dollar cost averaging. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

---------------------------------------------------------------------------------------------
  CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS
  EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
---------------------------------------------------------------------------------------------
  Mortality and expense risks(1)                                                1.10%
  Administrative(2)                                                             0.25%
  Total annual expenses                                                         1.35%
---------------------------------------------------------------------------------------------
  FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS
  ONLY: CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH
  CONTRACT DATE ANNIVERSARY
---------------------------------------------------------------------------------------------
  Maximum annual administrative charge(3)
   If your account value on a contract date anniversary is less than $25,000     $30
   If your account value on a contract date anniversary is $25,000 or more        $0
---------------------------------------------------------------------------------------------
  CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU
  REQUEST CERTAIN TRANSACTIONS
---------------------------------------------------------------------------------------------
  WITHDRAWAL CHARGE AS A PERCENTAGE OF CONTRIBUTIONS (deducted if                Contract
  you surrender  your contract or make certain                                   year
  withdrawals. The withdrawal charge percentage we use is                        1...................... 7.00%
  determined by the contract year in which you make the                          2...................... 6.00%
  withdrawal or surrender your contract. For each                                3...................... 5.00%
  contribution, we consider the contract year in which we receive                4...................... 4.00%
  that  contribution to be "contract year 1")(4)                                 5...................... 3.00%
                                                                                 6...................... 2.00%
                                                                                 7...................... 1.00%
                                                                                 8+......................0.00%




---------------------------------------------------------------------------------------------
  CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT THE
  OPTIONAL BENEFIT
---------------------------------------------------------------------------------------------
  BASEBUILDER BENEFITS CHARGE (calculated as a percentage of the benefit base.
  Deducted annually on each contract date anniversary)(5)                       0.30%
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
12  FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)


----------------------------------------------------------------------------------------------------
                                                                                         TOTAL
                                                                      OTHER             ANNUAL
                                                                     EXPENSES          EXPENSES
                                         MANAGEMENT               (AFTER EXPENSE    (AFTER EXPENSE
                                           FEES(6)  12B-1FEES(7)   LIMITATION(8)     LIMITATION(9)
----------------------------------------------------------------------------------------------------
Alliance Money Market                      0.35%      0.25%            0.03%           0.63%
Alliance High Yield                        0.60%      0.25%            0.04%           0.89%
Alliance Common Stock                      0.36%      0.25%            0.04%           0.65%
Alliance Aggressive Stock                  0.54%      0.25%            0.04%           0.83%
Alliance Small Cap Growth                  0.90%      0.25%            0.06%           1.21%
EQ/Alliance Premier Growth                 0.90%      0.25%            0.00%           1.15%
BT Equity 500 Index                        0.25%      0.25%            0.05%           0.55%
BT Small Company Index                     0.25%      0.25%            0.25%           0.75%
BT International Equity Index              0.35%      0.25%            0.40%           1.00%
Capital Guardian U.S. Equity               0.65%      0.25%            0.05%           0.95%
Capital Guardian Research                  0.65%      0.25%            0.05%           0.95%
Capital Guardian International             0.75%      0.25%            0.20%           1.20%
EQ/Evergreen                               0.75%      0.25%            0.05%           1.05%
EQ/Evergreen Foundation                    0.63%      0.25%            0.07%           0.95%
JPM Core Bond                              0.45%      0.25%            0.10%           0.80%
Lazard Large Cap Value                     0.55%      0.25%            0.15%           0.95%
Lazard Small Cap Value                     0.80%      0.25%            0.15%           1.20%
MFS Growth with Income                     0.55%      0.25%            0.05%           0.85%
MFS Research                               0.55%      0.25%            0.05%           0.85%
MFS Emerging Growth Companies              0.55%      0.25%            0.05%           0.85%
Merrill Lynch Basic Value Equity           0.55%      0.25%            0.05%           0.85%
Merrill Lynch World Strategy               0.70%      0.25%            0.25%           1.20%
Morgan Stanley Emerging Markets Equity     1.15%      0.25%            0.35%           1.75%
EQ/Putnam Growth & Income Value            0.55%      0.25%            0.05%           0.85%
EQ/Putnam Investors Growth                 0.55%      0.25%            0.15%           0.95%
EQ/Putnam International Equity             0.70%      0.25%            0.25%           1.20%
----------------------------------------------------------------------------------------------------

---------------------
Notes:

(1) A portion of this charge is for providing the guaranteed minimum death benefit.
(2) We reserve the right to increase this charge to a maximum annual rate of 0.35%.
(3) For Flexible Premium IRA and Flexible Premium Roth IRA contracts, during the first two contract years this charge is equal to the lesser of $30 or 2% of your account value if it applies. Thereafter, the charge is $30 for each contract year.
(4) Deducted upon a withdrawal of amounts in excess of the 15% free withdrawal amount and upon surrender of a contract.
(5) The benefit base is described under "Contract features and benefits - Your guaranteed minimum income benefit under baseBUILDER."

--------------------------------------------------------------------------------
                                                                   FEE TABLE  13
--------------------------------------------------------------------------------


(6) The management fees or the maximum management fees, if a maximum applies, for each portfolio cannot be increased without a vote of that portfolio's shareholders.

(7) Portfolio shares are all subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts. Prior to October 18, 1999, the total annual expenses for the Alliance Small Cap Growth portfolio were limited to 1.20% under an expense limitation arrangement related to that portfolio's Rule 12b-1 Plan. The arrangement is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1998, absent the expense limitation agreement.

(8) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (9) for any expense limitation agreements.

     On October 18, 1999, the Alliance portfolios (other than EQ/Alliance Premier Growth) became part of the portfolios of EQ Advisors Trust. The "Other Expenses" for these portfolios have been restated to reflect the estimated expenses that would have been incurred had these portfolios been portfolios of EQ Advisors Trust for the year ended December 31, 1998. The restated expenses reflect an increase of 0.01%.

(9) Equitable Life, EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to certain portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of certain portfolios (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses, and 12b-1 fees) are limited as a percentage of the average daily net assets of the following portfolios: 0.90% for EQ/Alliance Premier Growth; 0.30% for BT Equity 500 Index; 0.50% for BT Small Company Index; 0.75% for BT International Equity Index; 0.70% for Capital Guardian U.S. Equity and Capital Guardian Research; 0.95% for Capital Guardian International; 0.80% for EQ/Evergreen; 0.70% for EQ/Evergreen Foundation; 0.55% for JPM Core Bond; 0.70% for Lazard Large Cap Value; 0.95% for Lazard Small Cap Value; 0.60% for MFS Growth with Income, MFS Research, MFS Emerging Growth Companies, and Merrill Lynch Basic Value Equity; 0.95% for Merrill Lynch World Strategy; 1.50% for Morgan Stanley Emerging Markets Equity; 0.60% for EQ/Putnam Growth & Income Value; 0.70% for EQ/Putnam Investors Growth; 0.95% for EQ/Putnam International Equity. The expenses shown for the BT International Equity Index, BT Small Company Index, EQ/Putnam Investors Growth, and Lazard Large Cap Value portfolios reflect an increase effective on May 1, 1999.

     Absent the expense limitation, the "Other Expenses" for 1998 on an annualized basis for each of the portfolios would have been as follows:
     0.33% for BT Equity 500 Index; 1.31% for BT Small Company Index; 0.89% for BT International Equity Index; 0.33% for JPM Core Bond; 0.40% for Lazard Large Cap Value; 0.49% for Lazard Small Cap Value; 0.25% for MFS Research; 0.24% for MFS Emerging Growth Companies; 0.26% for Merrill Lynch Basic Value Equity; 0.66% for Merrill Lynch World Strategy; 1.23% for Morgan Stanley Emerging Markets Equity; 0.24% for EQ/Putnam Growth & Income Value; 0.29% for EQ/Putnam Investors Growth; 0.51% for EQ/Putnam International Equity. For the following portfolios, the "Other Expenses" for 1999, absent the expense limitation, are estimated to be as follows: 0.74% for EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, and Capital Guardian Research; 1.03% for Capital Guardian International; 0.76% for EQ/Evergreen; 0.86% for EQ/Evergreen Foundation; and 0.59% for MFS Growth with Income. Initial seed capital was invested on December 31, 1998 for the EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income portfolios and April 30, 1999 for the EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International portfolios and therefore expenses have been estimated.

     Each portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that, among other things, such portfolio has reached sufficient size to permit such reimbursement to be made and provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. For more information see the prospectus for EQ Advisors Trust.

--------------------------------------------------------------------------------
14  FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


EXAMPLES

The examples below show the expenses that a hypothetical contract owner (who has purchased a Flexible Premium IRA or Flexible Premium Roth IRA contract and elected baseBUILDER) would pay in the situations illustrated. We assume that a $1,000 contribution is invested in one of the variable investment options listed and a 5% annual return is earned on the assets in that option.(1) Since the annual administrative charge only applies under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the charges shown in the examples would be lower for NQ, Rollover IRA, Roth Conversion IRA, QP, and Rollover TSA contracts.

These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

---------------------------------------------------------------------------------------
                                              IF YOU SURRENDER YOUR CONTRACT AT THE END
                                                  OF EACH PERIOD SHOWN, THE EXPENSES
                                                                WOULD BE:
                                            -------------------------------------------
                                            1 YEAR     3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------------------------------------
Alliance Money Market                      $ 93.10     $127.18    $163.89     $288.24
Alliance High Yield                        $ 95.68     $134.92    $176.80     $313.95
Alliance Common Stock                      $ 93.29     $127.77    $164.88     $290.23
Alliance Aggressive Stock                  $ 95.08     $133.14    $173.83     $308.07
Alliance Small Cap Growth                  $ 98.86     $144.42    $192.53     $344.77
EQ/Alliance Premier Growth                 $ 98.26     $142.63      --          --
BT Equity 500 Index                        $ 92.30     $124.78    $159.88     $280.19
BT Small Company Index                     $ 94.29     $130.75    $169.85     $300.17
BT International Equity Index              $ 96.77     $138.19    $182.22     $324.65
Capital Guardian U.S. Equity               $ 96.27     $136.71      --          --
Capital Guardian Research                  $ 96.27     $136.71      --          --
Capital Guardian International             $ 98.76     $144.12      --          --
EQ/Evergreen                               $ 97.27     $139.68      --          --
EQ/Evergreen Foundation                    $ 96.27     $136.71      --          --
JPM Core Bond                              $ 94.78     $132.24    $172.34     $305.12
Lazard Large Cap Value                     $ 96.27     $136.71    $179.76     $319.80
Lazard Small Cap Value                     $ 98.76     $144.12    $192.03     $343.81
MFS Growth with Income                     $ 95.28     $133.74      --          --
MFS Research                               $ 95.28     $133.74    $174.83     $310.05
MFS Emerging Growth Companies              $ 95.28     $133.74    $174.83     $310.05
Merrill Lynch Basic Value Equity           $ 95.28     $133.74    $174.83     $310.05
Merrill Lynch World Strategy               $ 98.76     $144.12    $192.03     $343.81
Morgan Stanley Emerging Markets Equity     $104.22     $160.29    $218.58     $394.59
EQ/Putnam Growth & Income Value            $ 95.28     $133.74    $174.83     $310.05
EQ/Putnam Investors Growth                 $ 96.27     $136.71    $179.76     $319.80
EQ/Putnam International Equity             $ 98.76     $144.12    $192.03     $343.81
---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
                                              IF YOU SURRENDER YOUR CONTRACT AT THE END
                                                  OF EACH PERIOD SHOWN, THE EXPENSES
                                                                WOULD BE:
                                            -------------------------------------------
                                            1 YEAR     3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------------------------------------

Alliance Money Market                       $26.25     $ 80.65    $137.72     $293.13
Alliance High Yield                         $28.83     $ 88.40    $150.63     $318.85
Alliance Common Stock                       $26.44     $ 81.23    $138.70     $295.11
Alliance Aggressive Stock                   $28.23     $ 86.60    $147.65     $312.96
Alliance Small Cap Growth                   $32.01     $ 97.88    $166.34     $349.63
EQ/Alliance Premier Growth                  $31.41     $ 96.11       --        --
BT Equity 500 Index                         $25.45     $ 78.25    $133.71     $285.07
BT Small Company Index                      $27.44     $ 84.23    $143.69     $305.09
BT International Equity Index               $29.92     $ 91.66    $156.05     $329.53
Capital Guardian U.S. Equity                $29.42     $ 90.17       --        --
Capital Guardian Research                   $29.42     $ 90.17       --        --
Capital Guardian International              $31.91     $ 97.59       --        --
EQ/Evergreen                                $30.42     $ 93.15       --        --
EQ/Evergreen Foundation                     $29.42     $ 90.17       --        --
JPM Core Bond                               $27.93     $ 85.72    $146.17     $310.01
Lazard Large Cap Value                      $29.42     $ 90.17    $153.58     $324.68
Lazard Small Cap Value                      $31.91     $ 97.59    $165.86     $348.69
MFS Growth with Income                      $28.43     $ 87.20       --        --
MFS Research                                $28.43     $ 87.20    $148.64     $314.93
MFS Emerging Growth Companies               $28.43     $ 87.20    $148.64     $314.93
Merrill Lynch Basic Value Equity            $28.43     $ 87.20    $148.64     $314.93
Merrill Lynch World Strategy                $31.91     $ 97.59    $165.86     $348.69
Morgan Stanley Emerging Markets Equity      $37.37     $113.76    $192.41     $399.49
EQ/Putnam Growth & Income Value             $28.43     $ 87.20    $148.64     $314.93
EQ/Putnam Investors Growth                  $29.42     $ 90.17    $153.58     $324.68
EQ/Putnam International Equity              $31.91     $ 97.59    $165.86     $348.69
---------------------------------------------------------------------------------------

-----------------

(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of payments under an annuity payout option. See "Accessing your money."

--------------------------------------------------------------------------------
                                                                   FEE TABLE  15
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


IF YOU ELECT AN ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued (see note (1) above), and you elect a life annuity payout option, the expenses shown in the example for "if you do not surrender your contract" would, in each case, be increased by $4.43 based on the average amount applied to annuity payout options in 1998. See "Annuity administrative fee" under "Charges and expenses."

CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 1998.

--------------------------------------------------------------------------------
16  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1
Contract features and benefits


--------------------------------------------------------------------------------


HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call
"contributions." We require a minimum contribution amount for each type of contract purchased. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.

--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
              AVAILABLE
CONTRACT      FOR ANNUITANT   MINIMUM                                                           LIMITATIONS ON
TYPE          ISSUE AGES      CONTRIBUTIONS                         SOURCE OF CONTRIBUTIONS     CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
NQ           0 through 83     o $5,000 (initial)                    o After-tax money.          o No additional
                              o $1,000 (additional)                 o Paid to us by check or      contributions after
                                                                      transfer of contract        age 84.
                                                                      value in a tax-deferred
                                                                      exchange under Section
                                                                      1035 of the Internal
                                                                      Revenue Code.
------------------------------------------------------------------------------------------------------------------------
  Flexible     20 through 70  o $2,000 (initial)                    o  "Regular" traditional    o No regular IRA
  Premium IRA                 o $50 (additional after                  IRA contributions.         contributions in the
                                the first contract year)            o  Rollovers from a           calendar year you turn
                                                                       qualified plan.            age 70 1/2 and
                                                                    o  Rollovers from a TSA.      thereafter.
                                                                    o  Rollovers from another   o Total regular
                                                                       traditional individual     contributions may
                                                                       retirement arrangement.    exceed $2,000 for a
                                                                    o  Direct custodian-          year.
                                                                       to-custodian transfers   o No additional rollover
                                                                       from another               or direct transfer
                                                                       traditional individual     contributions after
                                                                       retirement arrangement.    age 71.
                                                                                                o Rollover and direct
                                                                                                  transfer contributions
                                                                                                  after age 70 1/2 be
                                                                                                  net of required
                                                                                                  minimum distributions.
                              Although we accept rollover and direct transfer contributions under the Flexible Premium
                              IRA contract, we intend that this contract be used for ongoing regular contributions.
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  17
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
              AVAILABLE
CONTRACT      FOR ANNUITANT   MINIMUM                                                           LIMITATIONS ON
TYPE          ISSUE AGES      CONTRIBUTIONS                         SOURCE OF CONTRIBUTIONS     CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
Rollover IRA  20 through 83    o  $5,000 (initial)                 o Rollovers from a          o No rollover or direct
                                                                     qualified plan.             transfer contributions
                               o  $1,000 (additional)              o Rollovers from a TSA.       after age 84.
                                                                   o Rollovers from another    o Contributions after
                                                                     traditional individual      age 7 1/2 must be net
                                                                     retirement                  of required minimum
                                                                     arrangement.                distributions.
                                                                   o Direct                    o Regular IRA
                                                                     custodian-to-custodian      contributions are not
                                                                     transfers from another      permitted.
                                                                     traditional individual
                                                                     retirement arrangement.
                              Only rollover and direct transfer contributions are permitted under the Rollover IRA contract.
------------------------------------------------------------------------------------------------------------------------
Flexible       20 through 83  o $2,000 (initial)                   o Regular after-tax         o No additional regular
Premium Roth                                                         contributions.              after-tax contributions
IRA                           o $50 (additional after                                            after age 84.
                                the first contract year)           o Rollovers from another    o No additional rollover
                                                                     Roth IRA.                   or direct transfer
                                                                   o Conversion rollovers        contributions after
                                                                     from a traditional IRA.     age 84.
                                                                   o Direct transfers from     o Contributions are
                                                                     another Roth IRA.           subject to income limits
                                                                                                 and other tax rules. See
                                                                                                 "Tax information--
                                                                                                 Contributions to
                                                                                                 Roth IRAs.".

                              Although we accept rollover and direct transfer contributions under the Flexible Premium
                              Roth IRA contract, we intend that this contract be used for ongoing regular contributions.
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
18  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                 AVAILABLE
CONTRACT         FOR ANNUITANT   MINIMUM                                               LIMITATIONS ON
TYPE             ISSUE AGES      CONTRIBUTIONS             SOURCE OF CONTRIBUTIONS     CONTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------
Roth             20 through 83   o $5,000 (initial)        o Rollovers from another    o No additional rollover
Conversion IRA                   o $1,000 (additional)       Roth IRA.                   or direct transfer
                                                           o Conversion rollovers        contributions after
                                                             from a traditional IRA.     age 84.
                                                           o Direct transfers from     o Conversion rollovers
                                                             another Roth IRA.            after age 70 1/2 must be
                                                                                          net of required
                                                                                          minimum distributions
                                                                                          for the traditional IRA
                                                                                          you are rolling over.
                                                                                        o You cannot roll over
                                                                                          funds from a traditional
                                                                                          IRA if your adjusted
                                                                                          gross income is
                                                                                          $100,000 or more.
                                                                                        o Regular after-tax
                                                                                          contributions are
                                                                                          not permitted.
                                 Only rollover and direct transfer contributions are permitted under the Roth
                                 Conversion IRA contract.
--------------------------------------------------------------------------------------------------------------------
QP               20 through 75   $5,000 (initial)          o Only transfer              o Regular ongoing
                                 $1,000 (additional)         contributions from an        payroll contributions
                                                             existing qualified plan      are not permitted.
                                                             trust as a change of       o No additional transfer
                                                             investment vehicle           contributions after
                                                             under the plan.              age 76.
                                                           o The plan must be           o For defined benefit
                                                             qualified under Section      plans, employee
                                                             401(a) of the Internal       contributions are not
                                                             Revenue Code.                permitted.
                                                           o For 401(k) plans,          o Contributions after age
                                                             transferred                  70 1/2 must be net of
                                                             contributions may only       any required minimum
                                                             include employee             distributions.
                                                             pre-tax contributions.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  19
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                 AVAILABLE
CONTRACT         FOR ANNUITANT   MINIMUM                                               LIMITATIONS ON
TYPE             ISSUE AGES      CONTRIBUTIONS             SOURCE OF CONTRIBUTIONS     CONTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------
Rollover TSA     20 through 83   $5,000 (initial)          o Rollovers from another    o No additional rollover
                                                             TSA contract or             or direct transfer
                                 $1,000 (additional)         arrangement.                contributions after
                                                                                         age 84.
                                                           o Rollovers from a
                                                             traditional IRA which      o Contributions after age
                                                             was a "conduit" for          70 1/2 must be net of
                                                             TSA funds previously         required minimum
                                                             rolled over.                 distributions.

                                                           o Direct transfers from
                                                             another contract or
                                                             arrangement under
                                                             Section 403(b) of the
                                                             Internal Revenue Code,
                                                             complying with IRS
                                                             Revenue Ruling 90-24.
--------------------------------------------------------------------------------------------------------------------

See "Tax information" for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all Equitable Accumulator contracts with the same annuitant would then total more than $1,500,000. We reserve the right to limit aggregate contributions made after the first contract year to 150% of first-year contributions. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation contracts that you own would then total more than $2,500,000.

For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" under "More information" later in this prospectus.

--------------------------------------------------------------------------------
20  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different than the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person.

Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix II for more information on QP contracts.

--------------------------------------------------------------------------------
A participant is an individual who is currently, or was formerly, participating in an eligible employer's QP or TSA plan.
--------------------------------------------------------------------------------

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to Equitable Life. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail under "More information" later in this prospectus.

Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the registered representative submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

--------------------------------------------------------------------------------
Our "business day" is any day the New York Stock Exchange is open for trading.
--------------------------------------------------------------------------------

SECTION 1035 EXCHANGES

You may apply the value of an existing nonqualified deferred annuity contract (or life insurance or endowment contract) to purchase an Equitable Accumulator NQ contract in a tax-free exchange if you follow certain procedures as shown in the form that we require you to use. Also see "Tax information" later in this prospectus.

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options, the fixed maturity options, and the account for special dollar cost averaging.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the 26 variable investment options will depend on the investment performance of the underlying portfolios. Listed below are the currently available portfolios, their investment objectives, and their advisers.

--------------------------------------------------------------------------------
You can choose from among 26 variable investment options.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  21
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
PORTFOLIOS OF EQ ADVISORS TRUST
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                    OBJECTIVE                                         ADVISER
---------------------------------------------------------------------------------------------------------------------------
                                  High level of current income while preserving
Alliance Money Market             assets and maintaining liquidity                  Alliance Capital Management L.P.
---------------------------------------------------------------------------------------------------------------------------
                                  High return by maximizing current income and,
                                  to the extent consistent with that objective,
Alliance High Yield               capital appreciation                              Alliance Capital Management L.P.
---------------------------------------------------------------------------------------------------------------------------
                                  Long-term growth of capital and increasing
Alliance Common Stock             income                                            Alliance Capital Management L.P.
---------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock         Long-term growth of capital                       Alliance Capital Management L.P.
---------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth         Long-term growth of capital                       Alliance Capital Management L.P.
---------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth        Long-term growth of capital                       Alliance Capital Management L.P.
---------------------------------------------------------------------------------------------------------------------------
                                  Replicate as closely as possible (before
                                  deduction of portfolio expenses) the total
                                  return of the Standard & Poor's 500 Composite
                                  Stock
BT Equity 500 Index               Price Index                                       Bankers Trust Company
---------------------------------------------------------------------------------------------------------------------------
                                  Replicate as closely as possible (before
                                  deduction of portfolio expenses) the total return
BT Small Company Index            of the Russell 2000 Index                         Bankers Trust Company
---------------------------------------------------------------------------------------------------------------------------
                                  Replicate as closely as possible (before
                                  deduction of portfolio expenses) the total return
                                  of the Morgan Stanley Capital International
BT International Equity Index     Europe, Australia, Far East Index                 Bankers Trust Company
---------------------------------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity      Long-term growth of capital                       Capital Guardian Trust Company
---------------------------------------------------------------------------------------------------------------------------
Capital Guardian Research         Long-term growth of capital                       Capital Guardian Trust Company
---------------------------------------------------------------------------------------------------------------------------
                                  Long-term growth of capital by investing
Capital Guardian International    primarily in non-United States equity securities  Capital Guardian Trust Company
---------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen                      Capital appreciation                              Evergreen Asset Management Corp.
---------------------------------------------------------------------------------------------------------------------------
                                  In order of priority, reasonable income,
EQ/Evergreen Foundation           conservation of capital, and capital appreciation Evergreen Asset Management Corp.
---------------------------------------------------------------------------------------------------------------------------
                                  High total return consistent with moderate risk
JPM Core Bond                     of capital and maintenance of liquidity           J. P. Morgan Investment Management Inc.
---------------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value            Capital appreciation                              Lazard Asset Management
---------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value            Capital appreciation                              Lazard Asset Management
---------------------------------------------------------------------------------------------------------------------------
                                  Reasonable current income and long-term
MFS Growth with Income            growth of capital and income                      Massachusetts Financial Services Company
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
22  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
PORTFOLIOS OF EQ ADVISORS TRUST (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                    OBJECTIVE                                         ADVISER
---------------------------------------------------------------------------------------------------------------------------
MFS Research                       Long-term growth of capital and future income   Massachusetts Financial Services Company
---------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth                Long-term capital growth                        Massachusetts Financial Services Company
  Companies
---------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity   Capital appreciation and secondarily, income    Merrill Lynch Asset Management, L.P.
---------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy       High total investment return                    Merrill Lynch Asset Management, L.P.
---------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging            Long-term capital appreciation                  Morgan Stanley Asset Management
  Markets Equity
---------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income          Capital growth, current income is a secondary   Putnam Investment Management, Inc.
  Value                            objective
---------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth         Long-term growth of capital and any increased   Putnam Investment Management, Inc.
                                   income that results from this growth
---------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity     Capital appreciation                            Putnam Investment Management, Inc.
---------------------------------------------------------------------------------------------------------------------------

Other important information about the portfolios is included in the prospectus for EQ Advisors Trust attached at the end of this prospectus.

FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates ranging from one to ten years. You can allocate your contributions to one or more of these fixed maturity options. These amounts become part of our general account assets. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in contracts issued in Maryland.

-------------------------------------------------------------------------------
Fixed maturity options range from one to ten years to maturity.
-------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution. This rate will never be less than 3%. If you make any withdrawals or transfers from a fixed maturity option before the maturity date, we will make a "market value adjustment" that may increase or decrease any fixed maturity amount you have left in that fixed maturity option. We will discuss the market value adjustment below and in greater detail later in this prospectus under "More information."

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  23
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on February 15th for each of the maturity years 2000 through 2009. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

o the fixed maturity option's maturity date is within the current calendar year; or

o  the rate to maturity is 3%; or

o for annuitants ages 76 or older, the fixed maturity option's maturity date is later than the February 15th immediately following the date annuity payments are to begin.

YOUR CHOICES AT THE MATURITY DATE. We will notify you on or before December 31st of the year before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

(a) transfer the maturity value into another available fixed maturity option or into any of the variable investment options; or

(b) withdraw the maturity value (there may be a withdrawal charge).

If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the fixed maturity option that will mature next.

MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b) the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, under "More information" later in this prospectus. Appendix III of this prospectus provides an example of how the market value adjustment is calculated.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, according to procedures that we have. We reserve the right to change these procedures.

The account for special dollar cost averaging is available for allocation of all or a portion of your initial contribution under the special dollar cost averaging program. We will guarantee

--------------------------------------------------------------------------------
24  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate will be shown in your contract. The rate will never be less than 3%. See "Allocating your contributions," below for the rules and restrictions that apply to the special dollar cost averaging program.

ALLOCATING YOUR CONTRIBUTIONS

You may choose from among three ways to allocate your contributions under your contract: self-directed, principal assurance, or dollar cost averaging.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. However, the total of your allocations must equal 100%. If the annuitant is age 76 or older, you may allocate contributions to fixed maturity options if their maturities are five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the February 15th immediately following the date annuity payments are to begin.

PRINCIPAL ASSURANCE ALLOCATION

Under this allocation program you select a fixed maturity option. We specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you select generally may not be later than 10 years, or earlier than 7 years from your contract date. You allocate the rest of your contribution to the variable investment options however you choose.

For example, if your initial contribution is $10,000, and on August 2, 1999 you chose the fixed maturity option with a maturity date of February 15, 2009, since the rate to maturity was 5.85% on August 2, 1999, we would have allocated $5,811.03 to that fixed maturity option and the balance to your choice of variable investment options.
On the maturity date your value in the fixed maturity option would be $10,000.

The principal assurance allocation is only available for annuitant ages 75 or younger when the contract is issued. If you are purchasing a Rollover IRA, Flexible Premium IRA, QP, or Rollover TSA contract, before you select a maturity year that would extend beyond the year in which you will reach age 70 1/2, you should consider whether your value in the variable investment options, or your other traditional IRA or TSA funds are sufficient to meet your required minimum distributions. See "Tax information."

DOLLAR COST AVERAGING

We offer two dollar cost averaging programs. Each program allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be otected against losses.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAMS. Under the special dollar cost averaging program, you may choose to allocate all or a portion of your initial contribution to the account for special dollar cost averaging. However, you must allocate at least $2,000 to the account for special dollar cost averaging for this program. In Pennsylvania we refer to this program as "enhanced rate dollar cost averaging."

You may have your account value transferred to any of the variable investment options. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over the time period that you select. We offer time periods of 6 or 12 months. We may also offer

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  25
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

other time periods. Your registered representative can provide information on the time periods currently available or you may contact our processing office. You may only select one time period. Each time period has a different interest rate. Once you select a time period, you may not change it. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis. We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month.

If you choose to allocate only a portion of your initial contribution to the account for special dollar cost averaging, the remaining balance of your initial contribution will be allocated to the variable investment options or fixed maturity options according to your instructions. You may not allocate additional contributions to the account for special dollar cost averaging.

--------------------------------------------------------------------------------
The account for special dollar cost averaging provides guaranteed interest.
--------------------------------------------------------------------------------

The only amounts that should be transferred from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages we have on file for you. As a result, you will no longer be able to participate in the special dollar cost averaging program. You may also ask us to cancel your participation at any time.

If the account for special dollar cost averaging is not available in your state, we offer a special dollar cost averaging program in the Alliance Money Market option. Under this program we will not deduct the mortality and expense risks and administrative charges from assets in the Alliance Money Market option. You may not allocate amounts other than your initial contribution to this program, which is in effect only for your first contract year. We reserve the right to discontinue offering the Alliance Money Market special dollar cost averaging program for new contracts once the account for special dollar cost averaging becomes available in a state. Your registered representative can provide information about state availability. You may also contact us directly.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the Alliance Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly, or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the Alliance Money Market option have been transferred out.

The minimum amount that we will transfer each time is $250. The maximum amount we will transfer is equal to your value in the Alliance Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

If, on any transfer date, your value in the Alliance Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

--------------------------------------------------------------------------------

You may not elect dollar cost averaging if you are participating in the rebalancing program. See "Transferring your money among investment options."

OUR baseBUILDER OPTION

The baseBUILDER option offers you a combined guaranteed minimum income benefit and guaranteed minimum death

--------------------------------------------------------------------------------
26  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

benefit. The combined benefit is available if the annuitant is between the ages of 20 and 75. There is an additional charge for this benefit. See "baseBUILDER benefits charge" under "Charges and expenses."

--------------------------------------------------------------------------------
baseBUILDER provides income protection if you elect an income payout while the annuitant is alive and a death benefit if the annuitant dies.
--------------------------------------------------------------------------------

The guaranteed minimum income benefit component of baseBUILDER is described below under "Your guaranteed minimum income benefit under baseBUILDER." As part of baseBUILDER you have a choice of two guaranteed minimum death benefit options: either a "5% roll up to age 80" or an "annual ratchet to age 80." The two options are described under "Guaranteed minimum death benefit." The guaranteed minimum death benefit is provided under the contract even if you do not elect baseBUILDER, and for a broader range of annuitant ages at contract issue than those available under baseBUILDER. baseBUILDER is not currently available in New York.

YOUR GUARANTEED MINIMUM INCOME BENEFIT UNDER baseBUILDER

The guaranteed minimum income benefit guarantees you a minimum amount of lifetime income under our Income Manager (life annuity with a period certain) payout annuity contract. The Income Manager (life annuity with a period certain) payout annuity contract provides payments during a specified period of time (called a period certain) that will continue for the rest of the annuitant's life thereafter. If the annuitant dies before the period certain has ended, payments will continue to the beneficiary for the time remaining in the period certain.

--------------------------------------------------------------------------------
We also refer to the guaranteed minimum income benefit as the "Living
Benefit."
--------------------------------------------------------------------------------

GUARANTEED MINIMUM INCOME BENEFIT'S BENEFIT BASE. On the contract date, your guaranteed minimum income benefit's benefit base ("benefit base") is equal to the initial contribution. Thereafter, the benefit base will be credited with interest each day through the annuitant's age 80. The effective annual interest rate is 5% for amounts in the variable investment options (other than the Alliance Money Market option) and in the special dollar cost averaging programs. Amounts in the Alliance Money Market option, the fixed maturity options, and in a Rollover TSA contract loan reserve account will be credited with interest at a 3% effective annual rate. No interest is credited after age 80.

If you make an additional contribution to your contract, we will increase your current benefit base by the dollar amount of the additional contribution on the date that the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your benefit base for the withdrawal on the date that you make the withdrawal. See "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" under "Accessing your money" for more detailed information. The benefit base will be reduced by any withdrawal charge remaining when you exercise your guaranteed minimum income benefit. Under Rollover TSA contracts, we will also reduce your benefit base by the amount of any outstanding loan plus accrued interest on the date that you exercise your guaranteed minimum income benefit.

--------------------------------------------------------------------------------
Your benefit base is not an account value or a cash value and is used solely for purposes of calculating your guaranteed minimum income benefit.
--------------------------------------------------------------------------------

EXERCISING YOUR BENEFIT AND INCOME YOU WILL RECEIVE. If you exercise the guaranteed minimum income benefit, the annual lifetime income that you will receive under the Income Manager (life annuity with a period certain) payout annuity contract, will be the greater of (i) your guaranteed minimum income benefit, or (ii) the income provided by applying your actual account value at our then current annuity purchase factors.

The guaranteed minimum income benefit is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  27
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

current annuity purchase factors. We will make this comparison for you when the need arises.

--------------------------------------------------------------------------------
The guaranteed minimum income benefit should be regarded as a safety net only.
--------------------------------------------------------------------------------

ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT.
The table below illustrates the guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the Alliance Money Market option or the fixed maturity options.

--------------------------------------------------------------------------------
                                                        GUARANTEED MINIMUM
                                                 INCOME BENEFIT -- ANNUAL INCOME
              CONTRACT DATE                            PAYABLE FOR LIFE WITH
         ANNIVERSARY AT EXERCISE                       10 YEAR PERIOD CERTAIN
--------------------------------------------------------------------------------
                    7                                         $ 8,315
                   10                                         $10,341
                   15                                         $14,924
--------------------------------------------------------------------------------


Under NQ, and all IRA contracts, you may exercise the guaranteed minimum income benefit only within 30 days following the seventh or later contract date anniversary under your contract. However, you may not exercise the benefit before the annuitant is age 60, or after the annuitant is age 83. There is an exception if the annuitant is between ages 20 and 44 when your contract is issued. In this case you may exercise the benefit following the 15th or later contract date anniversary, but not after the annuitant is age
83. See "Exercise of guaranteed minimum income benefit under QP and Rollover TSA contracts" below regarding exercising the benefit under QP and Rollover TSA contracts.

Your contract will terminate when you exercise your guaranteed minimum income benefit. You will then receive an Income Manager (life annuity with a period certain) payout annuity contract. Your period certain will be based on the annuitant's age at the time the benefit is exercised, as follows:

--------------------------------------------------------------------------------
                                 LEVEL PAYMENTS*
--------------------------------------------------------------------------------
                                                         PERIOD CERTAIN YEARS
                                                         --------------------
     ANNUITANT'S
   AGE AT EXERCISE                                         IRAS         NQ
--------------------------------------------------------------------------------
      60 to 75                                              10          10
         76                                                  9          10
         77                                                  8          10
         78                                                  7          10
         79                                                  7          10
         80                                                  7          10
         81                                                  7           9
         82                                                  7           8
         83                                                  7           7
--------------------------------------------------------------------------------

* Other forms and periods certain may also be available. For Rollover IRA and Flexible Premium IRA contracts, please see "Required minimum distributions" under "Individual retirement arrangements" in "Tax information," as to how this option may be affected if exercised after age 70 1/2.

You will begin receiving payments one payment period after the payout annuity contract is issued. For example, if you select monthly annuity payments, we will send your first payment to you approximately one month from the date your contract is issued.

Each year on your contract date anniversary, if you are eligible to exercise the guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You may then notify us within 30 days following the contract date anniversary if you want to exercise the guaranteed minimum income benefit. You must return your contract to us in order to exercise this benefit. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

You may also apply your cash value at any time to an Income Manager (life annuity with a period certain) payout annuity contract, and you may always apply your account value to any of our annuity payout options. The traditional annuity payout options are discussed under "Accessing your money." These options differ from the Income Manager payout annuity contracts. They may provide higher or lower income levels, but do not have all the features of the Income Manager payout annuity contract. You may request an

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28  CONTRACT FEATURES AND BENEFITS
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illustration of the Income Manager payout annuity contract from your registered representative.

The Income Manager (life annuity with a period certain) payout annuity contracts are offered through our prospectus for the Income Manager payout annuities. You may obtain a copy of the most current version from your registered representative. You should read it carefully before you decide to exercise your guaranteed minimum income benefit.

SUCCESSOR ANNUITANT/CONTRACT OWNER. If the successor annuitant/contract owner (discussed under "More information" later in this prospectus) elects to continue the contract after your death, the guaranteed minimum income benefit will continue to be available on the contract date anniversaries specified above based on the contract date. However, the guaranteed minimum income benefit must be exercised based on the age of the successor annuitant/ contract owner.

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT UNDER QP AND ROLLOVER TSA CONTRACTS. Under QP contracts, the guaranteed minimum income benefit may be exercised in the same manner as described above only after the trustee of the qualified plan directly rolls over the QP contract to a Rollover IRA contract. In this process the ownership of the QP contract is changed to the annuitant. The rollover to a Rollover IRA contract and change of ownership may only occur when the annuitant will no longer be a participant in the qualified plan.

Similarly, under Rollover TSA contracts the contract owner must convert the Rollover TSA contract in a direct rollover to a Rollover IRA contract according to our rules. The rollover to a Rollover IRA contract may only occur when you are eligible for a rollover distribution from a TSA. This may generally occur when you are age 59 1/2, or you are separated from service from the employer who provided the Rollover TSA funds. See "Rollover or direct transfer contributions" under "Tax information" later in this prospectus.

GUARANTEED MINIMUM DEATH BENEFIT

Applicable for annuitant ages 0 through 79 at issue of NQ contracts; 20 through 79 at issue of Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, and Rollover TSA contracts; 20 through 70 at issue of Flexible Premium IRA contracts; and 20 through 75 at issue of QP contracts.

You may elect either the "5% roll up to age 80" or the "annual ratchet to age 80" guaranteed minimum death benefit when you apply for a contract. Once you have made your election, you may not change it.

5% ROLL UP TO AGE 80. On the contract date, the guaranteed minimum death benefit equals your initial contribution. Thereafter, the guaranteed minimum death benefit will be credited with interest each day through the annuitant's age 80. The effective annual interest rate is 5% for amounts in the variable investment options (other than the Alliance Money Market option) and in the special dollar cost averaging programs. Amounts in the Alliance Money Market option, the fixed maturity options and in a Rollover TSA contract loan reserve account will be credited with interest at a 3% effective annual rate. No interest is credited after the annuitant is age 80.

If you make additional contributions, we will increase your current guaranteed minimum death benefit by the dollar amount of the additional contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your guaranteed minimum death benefit for the withdrawal on the date you take the withdrawal.

The 5% roll up to age 80 guaranteed minimum death benefit is not available in New York.

ANNUAL RATCHET TO AGE 80. On the contract date, your guaranteed minimum death benefit equals your initial contribution. Then, on each contract date anniversary, we will determine your guaranteed minimum death benefit by comparing your current guaranteed minimum death benefit to your account value on that contract date anniversary. If your account value is higher than your guaranteed minimum death benefit, we will increase your guaranteed minimum

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                                               CONTRACT FEATURES AND BENEFITS 29
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

death benefit to equal your account value. On the other hand, if your account value on the contract date anniversary is less than your guaranteed minimum death benefit, we will not adjust your guaranteed minimum death benefit either up or down.

If you make additional contributions, we will increase your current guaranteed minimum death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your guaranteed minimum death benefit on the date you take the withdrawal.

Applicable for annuitant ages 80 through 83 when the contract is issued.

On the contract date, your guaranteed minimum death benefit equals your initial contribution. Thereafter, it will be increased by the dollar amount of any additional contributions. We will adjust your guaranteed minimum death benefit if you take any withdrawals.

                           -------------------------

Please see "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" under "Accessing your money" for information on how withdrawals affect your guaranteed minimum death benefit. For contracts issued in New York, the guaranteed minimum death benefit at the annuitant's death will never be less than your value in the variable investment options, plus the sum of the fixed maturity amounts in each fixed maturity option.

See Appendix IV for an example of how we calculate the guaranteed minimum death benefit.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our processing office within 10 days after you receive it. In some states, this "free look" period may be longer.

Generally, your refund will equal your account value under the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any positive or negative market value adjustments in the fixed maturity options, and (iii) any guaranteed interest in the account for special dollar cost averaging, through the date we receive your contract. Some states require that we refund the full amount of your contribution (not reflecting (i), (ii) or (iii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you may apply for a contract with us again if:

o  you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your registered representative, can provide you with the cancellation instructions.

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30  DETERMINING YOUR CONTRACT'S VALUE
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2
Determining your contract's value


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YOUR ACCOUNT VALUE

Your "account value" is the total of the (i) values you have in the variable investment options, (ii) market adjusted amounts in the fixed maturity options, and (iii) value in the account for special dollar cost averaging. These amounts are subject to certain fees and charges discussed under "Charges and expenses." Under Rollover TSA contracts, if you have any outstanding loan, your account value will include any amount in the loan reserve account.

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less the annual administrative charge under Flexible Premium IRA and Flexible Premium Roth IRA contracts, and less any withdrawal charge that may apply if you surrender your contract. The 15% free withdrawal amount does not apply if you surrender your contract. If you have a Rollover TSA contract with an outstanding loan, your cash value is also reduced by the amount of any outstanding loan plus accrued interest. Please see "Surrendering your contract to receive its cash value" under "Accessing your money."

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, minus daily charges for mortality and expense risks and administrative expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless you make additional contributions, make a withdrawal, or transfer amounts among investment options, or we transfer your loan amount to the loan reserve account under a TSA contract. In addition, when we deduct the baseBUILDER benefits charge and any withdrawal charge the number of units credited to your contract will be reduced. Your units are also reduced under Flexible Premium IRA and Flexible Premium Roth IRA contracts when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

Your value in the account for special dollar cost averaging at any time will equal your initial contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

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                             TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS 31
--------------------------------------------------------------------------------


3
Transferring your money among investment options


--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer any amount to the account for special dollar cost averaging.

o You may not transfer to a fixed maturity option that matures in the current calendar year, or that has a rate to maturity of 3%.

o If the annuitant is 76 or older, you must limit your transfers to fixed maturity options to those with maturities of five years or less. Also, the maturity dates may be no later than the February 15th immediately following the date annuity payments are to begin.

o If you make transfers out of a fixed maturity option other than at its maturity date the transfer may cause a market value adjustment.

You may request a transfer in writing or by telephone using TOPS. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1) the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3) the investment options to and from which you are transferring.

We may, at any time, restrict the use of market timers and other agents acting under a power of attorney who are acting on behalf of more than one contract owner. Any agreements to use market timing services to make transfers are subject to our rules in effect at that time.

We will confirm all transfers in writing.

REBALANCING YOUR ACCOUNT VALUE

We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

(a) the percentage you want invested in each variable investment option (whole percentages only), and

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis. Rebalancing will occur on the same day of the month as the contract date).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options must be included in the rebalancing program.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your registered representative or other financial adviser before electing the program.
--------------------------------------------------------------------------------

You may elect the rebalancing program at any time. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested and then cancel the rebalancing program.

You may not elect the rebalancing program if you are participating in a dollar cost averaging program. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

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32  ACCESSING YOUR MONEY
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4
Accessing your money


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WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of withdrawals, see "Tax information."

--------------------------------------------------------------------------------
                                      METHOD OF WITHDRAWAL
--------------------------------------------------------------------------------
                                                   SUBSTANTIALLY      MINIMUM
CONTRACT               LUMP SUM     SYSTEMATIC         EQUAL       DISTRIBUTION
--------------------------------------------------------------------------------
NQ                       Yes           Yes              No              No
--------------------------------------------------------------------------------
Rollover IRA             Yes           Yes              Yes             Yes
--------------------------------------------------------------------------------
Flexible
  Premium IRA            Yes           Yes              Yes             Yes
--------------------------------------------------------------------------------
Roth Conversion
  IRA                    Yes           Yes              Yes             No
--------------------------------------------------------------------------------
Flexible
  Premium
  Roth IRA               Yes           Yes              Yes             No
--------------------------------------------------------------------------------
QP                       Yes           No               No              Yes
--------------------------------------------------------------------------------
Rollover TSA             Yes*          No               No              Yes
--------------------------------------------------------------------------------
* For some Rollover TSA contracts, your ability to take withdrawals, loans or surrender your contract may be limited. You must provide withdrawal restriction information when you apply for a contract. See "Tax information -- Tax Sheltered Annuity contracts (TSAs)."

LUMP SUM WITHDRAWALS
(All contracts)

You may take lump sum withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions.) The minimum amount you may withdraw is $1,000. If you request to withdraw more than 90% of a contract's current cash value we will treat it as a request to surrender the contract for its cash value. See "Surrendering your contract to receive its cash value" below.

Lump sum withdrawals in excess of the 15% free withdrawal amount may be subject to a withdrawal charge. Under Rollover TSA contracts, if a loan is outstanding, you may only take lump sum withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

SYSTEMATIC WITHDRAWALS
(NQ and all IRA contracts)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value.

You may take systematic withdrawals on a monthly, quarterly, or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 1.2% monthly, 3.6% quarterly, and 15.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2. You may not elect the systematic withdrawal method if you have balances in the account for special dollar cost averaging.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a lump sum withdrawal. You can cancel the systematic withdrawal option at any time.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a lump sum withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 15% free withdrawal amount.


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                                                        ACCESSING YOUR MONEY  33
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SUBSTANTIALLY EQUAL WITHDRAWALS
(All IRA contracts)

The substantially equal withdrawals option allows you to receive distributions from your account value without triggering the 10% additional federal tax penalty, which normally applies to distributions made before age 59 1/2. See "Tax information." Once you begin to take substantially equal withdrawals, you should not stop them or change the pattern of your withdrawals until the later of age 591|M/2 or five full years after the first withdrawal. If you stop or change the withdrawals or take a lump sum withdrawal, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on those withdrawals.

You may elect to take substantially equal withdrawals at any time before age 59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. You may not elect to receive the first payment in the same contract year in which you took a lump sum withdrawal. We will calculate the amount of your substantially equal withdrawals. The payments will be made monthly, quarterly, or annually as you select. These payments will continue until we receive written notice from you to cancel this option or you take a lump sum withdrawal. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same contract year in which you took a lump sum withdrawal. We will calculate the new withdrawal amount.

You may not elect substantially equal withdrawals if you have balances in the account for special dollar cost averaging.

Substantially equal withdrawals are not subject to a withdrawal charge.

MINIMUM DISTRIBUTION WITHDRAWALS
(Rollover IRA, Flexible Premium IRA, QP, and Rollover TSA contracts only - See "Tax information")

We offer the minimum distribution withdrawal option to help you meet required minimum distributions under federal income tax rules. You may elect this option in the year in which you reach age 70 1/2. The minimum amount we will pay out is $250. You may elect the method you want us to use to calculate your minimum distribution withdrawals from the choices we offer. Currently, minimum distribution withdrawal payments will be made annually.

We do not impose a withdrawal charge on minimum distribution withdrawals except if when added to a lump sum withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 15% free withdrawal amount.

We will calculate your annual payment based on your account value at the end of the prior calendar year based on the method you choose.

Under Rollover TSA contracts, you may not elect minimum distribution withdrawals if a loan is outstanding.

--------------------------------------------------------------------------------
For Rollover IRA, Flexible Premium IRA, QP, and Rollover TSA contracts, we will send a form outlining the distribution options available before you reach age 70 1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

Withdrawals will reduce your guaranteed benefits on either a dollar-for-dollar basis or on a pro rata basis as explained below:

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34  ACCESSING YOUR MONEY
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INCOME BENEFIT

Benefit base -- Your current benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in a contract year is 5% or less of the guaranteed minimum death benefit on the most recent contract date anniversary. Once you take a withdrawal that causes the sum of your withdrawals in a contract year to exceed 5% of the guaranteed minimum death benefit on the most recent contract date anniversary, that withdrawal and any subsequent withdrawals in that same contract year will reduce your current benefit base on a pro rata basis.

DEATH BENEFIT

5% roll up to age 80 - If you elect the 5% roll up to age 80 guaranteed minimum death benefit, your current guaranteed minimum death benefit will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in a contract year is 5% or less of the guaranteed minimum death benefit on the most recent contract date anniversary. Once you take a withdrawal that causes the sum of your withdrawals in a contract year to exceed 5% of the guaranteed minimum death benefit on the most recent contract date anniversary, that withdrawal and any subsequent withdrawals in that same contract year will reduce your current guaranteed minimum death benefit on a pro rata basis.


Annual ratchet to age 80 - If you elect the annual ratchet to age 80 guaranteed minimum death benefit, each withdrawal will always reduce your current guaranteed minimum death benefit on a pro rata basis.

Annuitant issue ages 80 through 83 - If your contract was issued when the annuitant was between ages 80 and 83, each withdrawal will always reduce your current guaranteed minimum death benefit on a pro rata basis.

                            ------------------------

Reduction on a dollar-for-dollar basis means that your current benefit will be reduced by the dollar amount of the withdrawal. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your guaranteed minimum death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x.40) and your new guaranteed minimum death benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

The timing of your withdrawals and whether they exceed the 5% threshold described above can have a significant impact on your guaranteed minimum income benefit or guaranteed minimum death benefit.

LOANS UNDER ROLLOVER TSA CONTRACTS

You may take loans from a Rollover TSA unless restricted by the employer who provided the Rollover TSA funds. If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the funds told us when you purchased your contract. The employer must also tell us whether special employer plan rules of the Employee Retirement Income Security Act of 1974 ("ERISA") apply. We will not permit you to take a loan while you are taking minimum distribution withdrawals.

You should read the terms and conditions on our loan request form carefully before taking out a loan. Under Rollover TSA contracts subject to ERISA, you may only take a loan with the written consent of your spouse. Your contract contains further details of the loan provision. Also, see "Tax information" for general rules applicable to loans.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1) the date annuity payments begin,

(2) the date the contract terminates, and
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                                                        ACCESSING YOUR MONEY  35
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

(3) the date a death benefit is paid (the outstanding loan will be deducted from the death benefit amount).

Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the loan will be subtracted from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

We will credit interest to the amount in the loan reserve account at a rate of 2% lower than the loan interest rate that applies for the time your loan is outstanding. On each contract date anniversary after the date the loan is processed, we will transfer the amount of interest earned in the loan reserve account to the variable investment options on a pro rata basis. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid from the loan reserve account to the investment options according to the allocation percentages we have on our records.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Choosing your annuity payout options" below. We will usually pay the cash value within seven calendar days, but we may delay payment as described in "When to expect payments" below. For the tax consequences of surrenders, see "Tax information."

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the fixed maturity options and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.


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36  ACCESSING YOUR MONEY
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CHOOSING YOUR ANNUITY PAYOUT OPTIONS

Equitable Accumulator offers you several choices for receiving retirement income. Each choice enables you to receive fixed or, in some cases, variable annuity payments.

You can choose from among the six different annuity payout options listed below. Restrictions apply, depending on the type of contract you own.

--------------------------------------------------------------------------------
Annuity payout options                    Life annuity
                                          Life annuity -- period
                                             certain
                                          Life annuity -- refund
                                             certain
                                          Period certain annuity
--------------------------------------------------------------------------------
Income Manager payout                     Life annuity with a period
   options                                   certain
                                          Period certain annuity
--------------------------------------------------------------------------------

ANNUITY PAYOUT OPTIONS

You can choose from among the following annuity payout options:

o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity -- period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. A life annuity with a period certain of 10 years is the normal form of annuity under the contracts. The period certain cannot extend beyond the annuitant's life expectancy.

o Life annuity -- refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

All of the above payout options are available as fixed annuities. With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your contract or on our then current annuity rates, whichever is more favorable for you.

The life annuity, life annuity -- period certain, and life annuity -- refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor.

The following annuity payout options are available as variable annuities:

o  Life annuity (except in New York)

o  Life annuity -- period certain

o  Joint and survivor life annuity (100% to survivor)

o  Joint and survivor life period certain annuity (100% to survivor)

Variable annuities may be funded through your choice of variable investment options investing in portfolios of EQ Advisors Trust. The contract also offers a fixed annuity option that can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate

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                                                        ACCESSING YOUR MONEY  36
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of investment return is higher or lower than an assumed base rate. Please see
"Annuity Unit Values" in the SAI.

We may offer other payout options not outlined here. Your registered representative can provide details.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin.

For NQ and IRA contracts, unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. The only payout options available under QP contracts and Rollover TSA contracts are the life annuity 10 year period certain and the joint and survivor life annuity 10 year period certain. You choose whether these payments will be either fixed or variable.

You can choose the date annuity payments begin but it may not be earlier than one year from the contract date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the contract date anniversary that follows the annuitant's 90th birthday. This may be different in some states.

Before your annuity payments are to begin, we will notify you by letter that the annuity payout options are available. Once you have selected a payout option and payments have begun, no change can be made other than transfers (if permitted in the future) among the variable investment options if a variable annuity is selected.

The amount of the annuity payments will depend on:

(1) the amount applied to purchase the annuity;

(2) the type of annuity chosen, and whether it is fixed or variable. If you choose a variable annuity, we will use an assumed base rate of either 5% or 3 1/2% to calculate the level of payments. We provide information about the assumed base rate in the SAI;

(3) in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

(4) in certain instances, the sex of the annuitant(s).

In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.

The amount we apply to provide annuity payments will depend on the type of payout option you select. If you select a payout option that provides for payments for the rest of the annuitant's life, then we will apply your account value. If you select a payout option that provides for payments for a period certain, then we will apply your cash value. However, if the period certain is more than five years, we will apply not less than 95% of the account value. Amounts in the fixed maturity options that are applied to a payout option before a maturity date will result in a market value adjustment.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

INCOME MANAGER PAYOUT OPTIONS

For NQ and IRA contracts, two Income Manager payout options are also available. These are the Income Manager (life annuity with a period certain) and the Income Manager (period certain).

For QP contracts, the Income Manager payout options are available only after the trustee of the qualified plan directly rolls over the QP contract to a Rollover IRA contract. In this process the ownership of the QP contract is changed to the annuitant. The rollover to a Rollover IRA contract and the change of ownership may only occur when the annuitant will no longer be a participant in the qualified plan.

For Rollover TSA contracts, the Income Manager payout annuity options are available only after the Rollover TSA

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38  ACCESSING YOUR MONEY
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contract is rolled over to a Rollover IRA contract. This may generally occur when you are age 59 1/2, or you have separated from service with the employer who provided the Rollover TSA funds.

The Income Manager (life annuity with a period certain) provides guaranteed payments for the annuitant's life or for the annuitant's life and the life of a joint annuitant. The Income Manager (period certain) provides payments for a specified period. The contract owner and annuitant must meet the issue age and payment requirements. Both Income Manager annuities provide guaranteed level payments (NQ and IRA contracts). The Income Manager (life annuity with a period certain) also provides guaranteed increasing payments (NQ contracts only).

If you apply only part of the account value of your contract to either of the Income Manager payout annuities we will consider it a withdrawal and may deduct a withdrawal charge. We will not deduct a withdrawal charge if you apply all of your account value at a time when the dollar amount of the withdrawal charge is greater than 2% of remaining contributions (after withdrawals). However, a new withdrawal charge schedule will apply under the Income Manager annuity. For purposes of the withdrawal charge schedule, the year in which your account value is applied under the Income Manager annuity will be "contract year 1." In addition, we will not deduct a withdrawal charge if you apply all of your account value from your Equitable Accumulator contract when the dollar amount of the withdrawal charge under such contract is 2% or less. This means that no withdrawal charge schedule will apply under the Income Manager payout annuity contract.

You should consider the timing of your purchase as it relates to the potential for withdrawal charges under the Income Manager annuity. No additional contributions will be permitted under an Income Manager (life annuity with a period certain).

You also may apply your account value to an Income Manager (period certain) annuity once withdrawal charges are no longer in effect under your contract. No withdrawal charges will apply under that Income Manager annuity.

The Income Manager annuities are described in a separate prospectus. Copies of the most current version are available from your registered representative. To purchase an Income Manager annuity we also require the return of your contract.

We will issue an Income Manager annuity to put one of the payout annuities into effect. Depending upon your circumstances, this may be done on a tax-free basis. Please consult your tax adviser.

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                                                         CHARGES AND EXPENSES 39
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5
Charges and expenses


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CHARGES THAT EQUITABLE LIFE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o  A mortality and expense risks charge

o  An administrative charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On each contract date anniversary -- an annual administrative charge, if applicable (Flexible Premium IRA and Flexible Premium Roth IRA contracts only).

o At the time you make certain withdrawals or surrender your contract -- a withdrawal charge.

o If you elect the optional benefit -- a charge for the optional baseBUILDER benefit.

o At the time annuity payments are to begin -- charges for state premium and other applicable taxes. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your registered representative for more information.

MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the guaranteed minimum death benefit. The daily charge is equivalent to an annual rate of 1.10% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

ADMINISTRATIVE CHARGE

We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option. We reserve the right under the contracts to increase this charge to an annual rate of 0.35%.

ANNUAL ADMINISTRATIVE CHARGE (FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY)

Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, we deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $25,000. If your account value on such date is $25,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. If you surrender your contract during the contract year we will deduct a pro rata portion of the charge.

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40  CHARGES AND EXPENSES
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WITHDRAWAL CHARGE

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 15% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

--------------------------------------------------------------------------------
                                CONTRACT YEAR
--------------------------------------------------------------------------------
                       1      2      3      4      5      6       7       8+
--------------------------------------------------------------------------------
Percentage of
  contribution         7%     6%     5%     4%     3%     2%      1%      0%
--------------------------------------------------------------------------------

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn up to the free withdrawal amount are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information."

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

The withdrawal charge does not apply in the circumstances described below.

15% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 15% of your account value without paying a withdrawal charge. The 15% free withdrawal amount is determined using your account value on the most recent contract date anniversary, minus any other withdrawals made during the contract year. The 15% free withdrawal amount does not apply if you surrender your contract.

Note the following special rule for NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value, less contributions that have not been withdrawn (earnings in the contract), and (2) the 15% free withdrawal amount defined above.

MINIMUM DISTRIBUTIONS. The withdrawal charge does not apply to withdrawals taken under our minimum distribution withdrawal option. However, those withdrawals are counted towards the 15% free withdrawal amount if you also make a lump sum withdrawal in any contract year.

DISABILITY, TERMINAL ILLNESS OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

o The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

o We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

o The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

  -- its main function is to provide skilled, intermediate, or custodial nursing care;

  -- it provides continuous room and board to three or more persons;

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                                                        CHARGES AND EXPENSES  41
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-- it is supervised by a registered nurse or licensed practical nurse;

-- it keeps daily medical records of each patient;

-- it controls and records all medications dispensed; and

-- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the disability is caused by a preexisting condition or a condition that began within 12 months of the contract date. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your registered representative can provide more information or you may contact our processing office.

baseBUILDER BENEFITS CHARGE

If you elect the baseBUILDER combined guaranteed minimum income benefit and guaranteed minimum death benefit, we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.30% of the benefit base in effect on the contract date anniversary.

We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge for applicable taxes such as premium taxes that may be imposed in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by state and ranges from 0% to 3.5% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).

ANNUITY ADMINISTRATIVE FEE

We generally deduct a fee of up to $350 from the amount to be applied to purchase a life annuity payout option.

CHARGES THAT EQ ADVISORS TRUST DEDUCTS

EQ Advisors Trust deducts charges for the following types of fees and expenses:

o Management fees ranging from 0.25% to 1.15%.

o  12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of EQ Advisors Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectus for EQ Advisors Trust following this prospectus.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the guaranteed minimum income benefit and the guaranteed minimum death benefit, or offer variable investment options that invest in shares of EQ Advisors Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring


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42  CHARGES AND EXPENSES
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organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, ERISA, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that result in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.


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                                                     PAYMENT OF DEATH BENEFIT 43
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6
Payment of death benefit


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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee.

The death benefit is equal to your account value, or, if greater, the guaranteed minimum death benefit. The guaranteed minimum death benefit is part of your contract, whether you select the combined baseBUILDER benefit or not. We determine the amount of the death benefit as of the date we receive satisfactory proof of the annuitant's death and any required instructions for the method of payment. Under Rollover TSA contracts we will deduct the amount of any outstanding loan plus accrued interest from the amount of the death benefit.

EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, a beneficiary who is the surviving spouse of the owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. Only a spouse can be a successor owner/annuitant. A successor owner/annuitant, can only be named under NQ and IRA contracts.

For Rollover IRA and Flexible Premium IRA contracts, a beneficiary who is not a surviving spouse may be able to have limited ownership as discussed under "Beneficiary continuation option for Rollover IRA and Flexible Premium IRA contracts" below.

WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions the owner can change after the original owner's death. When you are not the annuitant under an NQ contract and you die before annuity payments begin, the beneficiary named to receive the death benefit upon the annuitant's death will automatically become the successor owner. If you do not want the beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

o The cash value of the contract must be fully paid to the designated beneficiary (new owner) by December 31st of the fifth calendar year after your death (or in a joint ownership situation, the death of the first owner to die).

o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin no later than December 31st following the calendar year of the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value on December 31st of the fifth calendar year following the year of your death (or the death of the first owner to die).

o If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

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44  PAYMENT OF DEATH BENEFIT
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HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Choosing your annuity payout options" under "Accessing your money" earlier in this prospectus. Please note that if you are both the contract owner and the annuitant, you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary.

SUCCESSOR OWNER AND ANNUITANT

If you are both the contract owner and the annuitant, and your spouse is the sole beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant.

If your surviving spouse decides to continue the contract, then on the contract date anniversary following your death, we will increase the account value to equal your current guaranteed minimum death benefit, if it is higher than the account value. In determining whether the guaranteed minimum death benefit will continue to grow, we will use your surviving spouse's age (as of the contract date anniversary).

BENEFICIARY CONTINUATION OPTION FOR ROLLOVER IRA AND FLEXIBLE PREMIUM IRA CONTRACTS

Upon your death under a Rollover IRA or Flexible Premium IRA contract, a nonspouse beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of the death benefit being paid in a single sum.

If you die AFTER the "Required Beginning Date" (see "Tax information") for required minimum distributions, the contract will continue if:

(a) you were receiving minimum distribution withdrawals from this contract; and

(b) the pattern of minimum distribution withdrawals you chose was based in part on the life of the designated beneficiary.

The withdrawals will then continue to be paid to the beneficiary on the same basis as you chose before your death. We will be able to tell your beneficiary whether this option is available to them. You should contact our processing office for further information.

If you die BEFORE the Required Beginning Date (and therefore you were not taking minimum distribution withdrawals under the contract), an eligible beneficiary may take minimum distribution withdrawals under the contract. We will increase the account value to equal the death benefit if the death benefit is greater than the account value. That amount will be used to provide the withdrawals. If the eligible beneficiary elects as described in the next paragraph, these withdrawals will begin by December 31st of the calendar year following your death. These withdrawals will be based on the beneficiary's life expectancy. If there is more than one beneficiary, the shortest life expectancy is used. An eligible beneficiary can choose instead to continue the contract in your name without having to take annual withdrawals. If the beneficiary chooses this option, all amounts must be distributed from the contract by December 31 of the fifth calendar year following your death.

The designated beneficiary must be a natural person and of legal age at the time of election. The beneficiary must elect this option within 30 days following the date we receive proof of your death. The death benefit will be paid to the beneficiary according to our standard procedures, unless an election is made within 30 days to: (1) receive the death benefit; (2) continue the contract and take annual withdrawals as described above; or (3) defer payment of the account value for up to five years.

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                                                     PAYMENT OF DEATH BENEFIT 45
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While the contract continues in your name, the beneficiary may make transfers among the investment options. However, additional contributions will not be permitted and the guaranteed minimum income benefit and the death benefit (including the guaranteed minimum death benefit) provisions will no longer be in effect. Although the only withdrawals that will be permitted are minimum distribution withdrawals, the beneficiary may choose at any time to withdraw all of the account value and no withdrawal charges will apply.

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46  TAX INFORMATION
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7
Tax information
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OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to Equitable Accumulator contracts owned by United States taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, Rollover IRA, Flexible Premium IRA, Roth Conversion IRA, Flexible Premium Roth IRA, QP, or Rollover TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax, and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights under the contract, or payments under the contract may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (IRA, QP, and Rollover TSA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).

All nonqualified deferred annuity contracts that Equitable Life and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount

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                                                             TAX INFORMATION  47
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of the payment. For variable annuity payments, your investment in the contract divided by the number of expected payments is your tax-free portion of each payment.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.

CONTRACTS PURCHASED THROUGH EXCHANGES

You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

o the owner and the annuitant are the same under the source contract and the Equitable Accumulator NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis of the source contract carries over to the Equitable Accumulator NQ contract.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o on or after your death; or

o because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a beneficiary.

SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO

Under current law we treat income from NQ contracts as U.S. source. A
Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.

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INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets can include mutual funds and certificates of deposit. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o Traditional IRAs, typically funded on a pre-tax basis including SEP-IRAs and SIMPLE-IRAs, issued and funded in connection with employer-sponsored retirement plans; and

o Roth IRAs, first available in 1998, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS Web site (http://www.irs.ustreas.gov).

Equitable Life designs its traditional IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. The traditional IRAs we offer are the Rollover IRA and Flexible Premium IRA. The versions of the Roth IRA available are the Roth Conversion IRA and Flexible Premium Roth IRA. This prospectus contains the information that the IRS requires you to have before you purchase an IRA. This section of the prospectus covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. Education IRAs are not discussed in this prospectus because they are not available in individual retirement annuity form.

The Equitable Accumulator IRA contract has been approved by the IRS as to form for use as a traditional IRA. We have submitted the Roth IRA version for formal IRS approval. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the Equitable Accumulator IRA contract.

CANCELLATION

You can cancel an Equitable Accumulator IRA contract by following the directions under "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in the prospectus. You can cancel an Equitable Accumulator Roth Conversion IRA contract issued as a result of a full conversion of an Equitable Accumulator Rollover IRA or Flexible Premium IRA contract by following the instructions in the request for full conversion form. The form is available from our processing office or your registered representative. If you cancel an IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES
(TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to a traditional IRA:

o regular contributions out of earned income or compensation; or

o tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").

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Regular traditional IRA, direct transfer, and rollover contributions may be made to a Flexible Premium IRA contract. We only permit direct transfer and rollover contributions under a Rollover IRA contract. See "Rollovers and transfers" below.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $2,000, married individuals filing jointly can contribute up to $4,000 for any taxable year to any combination of traditional IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa.) The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $2,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $2,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a tax year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

IF YOU ARE NOT COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, you can make fully deductible contributions to your traditional IRAs for each tax year up to $2,000 or, if less, your earned income.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your adjusted gross income (AGI) is BELOW THE LOWER DOLLAR FIGURE IN A PHASE-OUT RANGE, you can make fully deductible contributions to your traditional IRAs. For each tax year, your fully deductible contribution can be up to $2,000 or, if less, your earned income.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls within a phase-out range, you can make PARTIALLY DEDUCTIBLE CONTRIBUTIONS to your traditional IRAs.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls ABOVE THE HIGHER FIGURE IN THE PHASE-OUT RANGE, you may not deduct any of your regular contributions to your traditional IRAs.

If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $31,000 and $41,000 in 1999. This range will increase every year until 2005 when the range is $50,000-$60,000.

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $51,000 and $61,000 in 1999. This range will increase every year until 2007 when the range is $80,000-$100,000.

Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan
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individual is determined independently for each spouse. Where spouses have
"married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000.

To determine the deductible amount of the contribution in 1999, you determine AGI and subtract $31,000 if you are single, or $51,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:

($10,000-excess AGI)    times    $2,000 (or earned    Equals    the adjusted
 divided by $10,000      x        income, if less)      =       deductible
                                                                contribution
                                                                limit

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $2,000 per person limit. See "Excess contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year.

EXCESS CONTRIBUTIONS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o regular contributions of more than $2,000; or

o regular contributions of more than earned income for the year, if that amount is under $2,000; or

o regular contributions to a traditional IRA made after you reach age 70 1/2;
  or

o rollover contributions of amounts which are not eligible to be rolled over. For example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1) the rollover was from a qualified retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

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(3) you took no tax deduction for the excess contribution.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

ROLLOVERS AND TRANSFERS

Rollover contributions may be made to a traditional IRA from these sources:

o  qualified plans;

o  TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts);
   and

o  other traditional IRAs.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM QUALIFIED PLANS OR TSAS

There are two ways to do rollovers:

o Do it yourself
  You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your qualified plan or TSA will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o Direct rollover
  You tell your qualified plan trustee or TSA issuer/custodian/fiduciary to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

  All distributions from a TSA or qualified plan are eligible rollover distributions, unless the distribution is:

o only after-tax contributions you made to the plan; or

o "required minimum distributions" after age 70 1/2 or separation from service;
  or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o a hardship withdrawal; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o corrective distributions that fit specified technical tax rules; or

o loans that are treated as distributions; or

o a death benefit payment to a beneficiary who is not your surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

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WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also taxable. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. You must keep permanent tax records of all of your nondeductible contributions to traditional IRAs. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

In addition, a distribution is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or

o the entire amount received is rolled over to another traditional IRA (see "Rollovers and transfers" above); or

o in certain limited circumstances, where the traditional IRA acts as a "conduit," you roll over the entire amount into a qualified plan or TSA that accepts rollover contributions. To get this conduit traditional IRA treatment:

o the source of funds you used to establish the traditional IRA must have been a rollover contribution from a qualified plan; and

o the entire amount received from the traditional IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received.

Similar rules apply in the case of a TSA.

However, you may lose conduit treatment if you make an eligible rollover distribution contribution to a traditional IRA and you commingle this contribution with other contributions. In that case, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan or TSA at a future date. The Rollover IRA contract can be used as a conduit IRA if amounts are not commingled.

Distributions from a traditional IRA are not eligible for favorable five-year averaging (or, in some cases, ten-year averaging and long-term capital gain treatment) available to certain distributions from qualified plans.

REQUIRED MINIMUM DISTRIBUTIONS

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs beginning at age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 -- April 1). Distributions must start no later than your Required Beginning Date, which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that
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one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

Account-based method. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a life expectancy factor from IRS tables. This gives you the required minimum distribution amount for that particular IRA for that year. The required minimum distribution amount will vary each year as the account value and your life expectancy factors change.

You have a choice of life expectancy factors, depending on whether you choose a method based only on your life expectancy, or the joint life expectancies of you and another individual. You can decide to "recalculate" your life expectancy every year by using your current life expectancy factor. You can decide instead to use the "term certain" method, where you reduce your life expectancy by one every year after the initial year. If your spouse is your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you can also annually recalculate your spouse's life expectancy if you want. If you choose someone who is not your spouse as your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you have to use the term certain method of calculating that person's life expectancy. If you pick a nonspouse designated beneficiary, you may also have to do another special calculation.

You can later apply your traditional IRA funds to a life annuity-based payout. You can only do this if you already chose to recalculate your life expectancy annually (and your spouse's life expectancy if you select a spousal joint annuity). For example, if you anticipate exercising your guaranteed minimum income benefit or selecting any other form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

Annuity-based method. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method and a different beneficiary for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? No, unless you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. Because the options we offer do not cover every option permitted under federal income tax rules, you may prefer to do your own required minimum distribution calculations for one or more of your traditional IRAs.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa. However, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

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WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR?

Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age
70 1/2 is approaching. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? If you die after either (a) the start of annuity payments, or (b) your Required Beginning Date, your beneficiary must receive payment of the remaining values in the contract at least as rapidly as under the distribution method before your death. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2.

If you die before your Required Beginning Date and before annuity payments begin, federal income tax rules require complete distribution of your entire value in the contract within five years after your death. Payments to a designated beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. A surviving spouse beneficiary can also (a) delay starting any payments until you would have reached age 70 1/2 or (b) roll over your traditional IRA into his or her own traditional IRA.

SUCCESSOR ANNUITANT AND OWNER

If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% will apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o on or after your death; or

o because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

To meet this last exception, you could elect to apply your contract value to an Income Manager (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal

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withdrawals option. We will calculate the substantially equal annual payments under a method we select based on guidelines issued by the IRS (currently contained in IRS Notice 89-25, Question and Answer 12). Although substantially equal withdrawals and Income Manager payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" above. Once substantially equal withdrawals or Income Manager annuity payments begin, the distributions should not be stopped or changed until the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your contract as changing your pattern of substantially equal withdrawals or Income Manager payments for purposes of determining whether the penalty applies.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Equitable Accumulator Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o  regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs ("conversion" contributions); or

o  tax-free rollover contributions from other Roth IRAs; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

Regular after-tax, direct transfer, and rollover contributions may be made to a Flexible Premium Roth IRA contract. We only permit direct transfer and rollover contributions under the Roth Conversion IRA contract. See "Rollovers and direct transfers" below. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under traditional IRAs.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. But, you cannot make contributions for any year that:

o your federal income tax filing status is "married filing jointly" and your adjusted gross income is over $160,000; or

o your federal income tax filing status is "single" and your adjusted gross income is over $110,000.

However, you can make regular Roth IRA contributions in reduced amounts when:

o your federal income tax filing status is "married filing jointly" and your adjusted gross income is between $150,000 and $160,000; or

o your federal income tax filing status is "single" and your adjusted gross income is between $95,000 and $110,000.
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If you are married and filing separately and your adjusted gross income is between $0 and $10,000 the amount of regular contributions you are permitted to make is phased out. If your adjusted gross income is more than $10,000 you cannot make regular Roth IRA contributions.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFERS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? You may make rollover contributions to a Roth IRA from only two sources:

o  another Roth IRA ("tax-free rollover contribution"); or

o another traditional IRA, including a SEP-IRA or SIMPLE-IRA, in a taxable conversion rollover ("conversion contribution").

You may not make contributions to a Roth IRA from a qualified plan under
Section 401(a) of the Internal Revenue Code, or a TSA under Section 403(b) of the Internal Revenue Code. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to Equitable Life, as the Roth IRA issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax-free. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. If you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free.

There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59 1/2.

You cannot make conversion contributions to a Roth IRA for any taxable year in which your adjusted gross income exceeds $100,000. For this purpose, your
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income is computed without the gross income stemming from the traditional IRA conversion. You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age
70 1/2.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also distributions.

The following distributions from Roth IRAs are free of income tax:

o  Rollover from a Roth IRA to another Roth IRA;

o  Direct transfer from a Roth IRA to another Roth IRA;

o  Qualified distributions from a Roth IRA; and

o  Return of excess contributions or amounts recharacterized to a traditional
   IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o  you reach age 59 1/2; or

o  you die; or

o  you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable- year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made). It is not possible to have a tax-free qualified distribution before the year 2003 because of the five-year aging requirement.

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet the qualifying event and five-year aging period tests described above. Such distributions are potentially taxable as ordinary income. Nonqualified distributions receive return-of-investment-first treatment. Only the difference between the amount of the distribution and the amount of contributions to all of your Roth IRAs is taxable. You have to reduce the amount of contributions to all of your Roth IRAs to reflect any previous tax-free recoveries.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?" Lifetime required minimum distributions do not apply.

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PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS


Same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

For Roth IRAs, special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.

SPECIAL RULES FOR NONQUALIFIED CONTRACTS IN QUALIFIED PLANS

Under QP contracts your plan administrator or trustee notifies you as to tax consequences. See Appendix II.

TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

GENERAL

This section of the prospectus covers some of the special tax rules that apply to TSA contracts under Section 403(b) of the Internal Revenue Code (TSAs). If the rules are the same as those that apply to another kind of contract, for example, traditional IRAs, we will refer you to the same topic under "traditional IRAs."

CONTRIBUTIONS TO TSAS

There are two ways you can make contributions to this Equitable Accumulator Rollover TSA contract:

o a rollover from another TSA contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code, or

o a full or partial direct transfer of assets ("direct transfer") from another contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code by means of IRS Revenue Ruling 90-24.

With appropriate written documentation satisfactory to us, we will accept rollover contributions from "conduit IRAs" for TSA funds.

If you make a direct transfer, you must fill out our transfer form.

EMPLOYER-REMITTED CONTRIBUTIONS. The Equitable Accumulator Rollover TSA contract does not accept employer-remitted contributions. However, we provide the following discussion as part of our description of restrictions on the distribution of funds directly transferred, which include employer-remitted contributions to other TSAs.

Employer-remitted contributions to TSAs made through the employer's payroll are subject to annual limits. (Tax-free transfer or tax-deferred rollover contributions from another 403(b) arrangement are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions. Amounts attributable to salary reduction contributions to TSAs are generally subject to withdrawal restrictions. Also, all amounts attributable to investments in a 403(b)(7) custodial account are subject to withdrawal restrictions discussed below.

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ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS. You may make rollover contributions to your Equitable Accumulator Rollover TSA contract from TSAs under Section 403(b) of the Internal Revenue Code. Generally, you may make a rollover contribution to a TSA when you have a distributable event from an existing TSA as a result of your:

o termination of employment with the employer who provided the TSA funds; or

o reaching age 59 1/2 even if you are still employed; or

o disability (special federal income tax definition).

A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution. We accept direct transfers of TSA funds under Revenue Ruling 90-24 only if:

o you give us acceptable written documentation as to the source of the funds, and

o the Equitable Accumulator contract receiving the funds has provisions at least as restrictive as the source contract.

Before you transfer funds to an Equitable Accumulator Rollover TSA contract, you may have to obtain your employer's authorization or demonstrate that you do not need employer authorization. For example, the transferring TSA may be subject to Title I of ERISA, if the employer makes matching contributions to salary reduction contributions made by employees. In that case, the employer must continue to approve distributions from the plan or contract.

Your contribution to the Equitable Accumulator Rollover TSA must be net of the required minimum distribution for the tax year in which we issue the contract if:

o you are or will be at least age 70 1/2 in the current calendar year, and

o you have separated from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to the Equitable Accumulator Rollover TSA.

This rule applies regardless of whether the source of funds is a:

o  rollover by check of the proceeds from another TSA; or

o  direct rollover from another TSA; or

o  direct transfer under Revenue Ruling 90-24 from another TSA.

Further, you must use the same elections regarding recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you have already begun to receive required minimum distributions from or with respect to the TSA from which you are making your contribution to the Equitable Accumulator Rollover TSA. You must also elect or have elected a minimum distribution calculation method requiring recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you elect an annuity payout for the funds in this contract subsequent to this year.

DISTRIBUTIONS FROM TSAS

GENERAL. Depending on the terms of the employer plan and your employment status, you may have to get your employer's consent to take a loan or withdrawal. Your employer will tell us this when you establish the TSA through a direct transfer.

WITHDRAWAL RESTRICTIONS. If this is a Revenue Ruling 90-24 direct transfer, we will treat all amounts transferred to this contract and any future earnings on the amount transferred as not eligible for withdrawal until one of the following events happens:

o you are separated from service with the employer who provided the funds to purchase the TSA you are transferring to the Equitable Accumulator Rollover TSA;

o you reach age 59 1/2; or

o you die; or

o you become disabled (special federal income tax definition); or

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o you take a hardship withdrawal (special federal income tax definition).

If any portion of the funds directly transferred to your TSA contract is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. These restrictions do not apply to the amount directly transferred to your TSA contract that represents your December 31, 1988 account balance attributable to salary reduction contributions to a TSA annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988 account balance if you have qualifying amounts transferred to your TSA contract.

THIS PARAGRAPH APPLIES ONLY TO PARTICIPANTS IN A TEXAS OPTIONAL RETIREMENT PROGRAM. Texas Law permits withdrawals only after one of the following distributable events occur:

(1) the requirements for minimum distribution (discussed under "Required minimum distributions" below) are met; or

(2) death; or

(3) retirement; or

(4) termination of employment in all Texas public institutions of higher education.

For you to make a withdrawal, we must receive a properly completed written acknowledgement from the employer. If a distributable event occurs before you are vested, we will refund to the employer any amounts provided by an employer's first-year matching contribution. We reserve the right to change these provisions without your consent, but only to the extent necessary to maintain compliance with applicable law. Loans are not permitted under Texas Optional Retirement Programs.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we do not track your investment in the contract, if any, it is your responsibility to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

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PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA.

LOANS FROM TSAS

You may take loans from a TSA unless restricted by the employer (for example, under an employer plan subject to ERISA). If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the TSA funds told us when you purchased your contract.

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Under Proposed Treasury Regulations the entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits and (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made.

o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Equitable Accumulator Rollover TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly.

The amount borrowed and not repaid may be treated as a distribution if:

o the loan does not qualify under the conditions above;

o the participant fails to repay the interest or principal when due; or

o in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS

You may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan, either directly or within 60 days of your receiving the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a TSA to another TSA or to a traditional IRA. A spousal beneficiary may roll over death benefits only to a traditional IRA.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals, and required minimum distributions under federal income tax rules.

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Direct transfers of TSA funds from one TSA to another under Revenue Ruling 90-24 are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

Same as traditional IRA with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force TSA participants to start calculating and taking annual distributions from their TSAs by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

o TSA plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age 70 1/2.
  We will know whether or not you qualify for this exception because it will only apply to people who establish their Equitable Accumulator Rollover TSA by direct Revenue Ruling 90-24 transfers. If you do not give us the amount of your December 31, 1986 account balance that is being transferred to the Equitable Accumulator Rollover TSA on the form used to establish the TSA, you do not qualify.

SPOUSAL CONSENT RULES

This will only apply to you if you establish your Equitable Accumulator Rollover TSA by direct Revenue Ruling 90-24 transfer. Your employer will tell us on the form used to establish the TSA whether or not you need to get spousal consent for loans, withdrawals, or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. No penalty tax applies to pre-age 59 1/2 distributions made:

o on or after your death; or

o because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o if you are separated from service, any form of payout after you are age 55; or

o only if you are separated from service, a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

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FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribution from a Roth IRA unless you elect out of withholding. This may result in tax being withheld even though the Roth IRA distribution is not taxable in whole or in part.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here. Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $14,700 in periodic annuity payments in 1999, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of IRAs and Roth IRAs.

You cannot elect out of withholding if the payment is an eligible rollover distribution from a qualified plan or TSA. If a non-periodic distribution from a qualified plan or TSA is not an eligible rollover distribution then the 10% withholding rate applies.

MANDATORY WITHHOLDING FROM TSA AND QUALIFIED PLAN DISTRIBUTIONS

Unless you have the distribution go directly to the new plan, eligible rollover distributions from qualified plans and TSAs are subject to mandatory 20% withholding. An eligible

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rollover distribution from a TSA can be rolled over to another TSA or a traditional IRA. An eligible rollover distribution from a qualified plan can be rolled over to another qualified plan or traditional IRA. All distributions from a TSA or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o any after-tax contributions you made to the plan; or

o any distributions which are required minimum distributions after age 70 1/2 or separation from service; or

o hardship withdrawals; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o corrective distributions that fit specified technical tax rules; or

o loans that are treated as distributions; or

o a death benefit payment to a beneficiary who is not your surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to mandatory 20% withholding.

IMPACT OF TAXES TO EQUITABLE LIFE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

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ABOUT OUR SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of our Separate Account No.
49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 49's operations are accounted for without regard to Equitable Life's other operations.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account No. 49.

Each subaccount (variable investment option) within Separate Account No. 49 invests solely in class IB shares issued by the corresponding portfolio of EQ Advisors Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2) to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5) to deregister Separate Account No. 49 under the Investment Company Act of 1940;

(6) to restrict or eliminate any voting rights as to Separate Account No. 49;
    and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

ABOUT EQ ADVISORS TRUST

EQ Advisors Trust is registered under the Investment Company Act of 1940. It is classified as an "open-end management investment company," more commonly called a mutual fund. EQ Advisors Trust issues different shares relating to each portfolio.

Equitable Life serves as the investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the investment advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 1999 EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and a subsidiary of Equitable Life, served as investment manager to EQ Advisors Trust.)

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust.

EQ Advisors Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on shares are reinvested in full. The Board of Trustees of EQ Advisors Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about EQ Advisors Trust, its investment objectives, policies, restrictions, risks, expenses, the Rule 12b-1 Plan relating to its Class IB shares, and other aspects of its operations, appears in the prospectus for EQ Advisors Trust attached at the end of this prospectus, or in its SAI which is available upon request.


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ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

The rates to maturity for new allocations as of August 2, 1999 and the related price per $100 of maturity value were as follows:


---------------------------------------------------------------
     FIXED MATURITY
        OPTIONS
  WITH FEBRUARY 15TH    RATE TO MATURITY         PRICE
   MATURITY DATE OF          AS OF            PER $100 OF
       MATURITY YEAR    AUGUST 2, 1999       MATURITY VALUE
---------------------------------------------------------------
        2000               3.47%                $98.18
        2001               4.51%                $93.42
        2002               5.01%                $88.31
        2003               5.40%                $83.00
        2004               5.47%                $78.51
        2005               5.59%                $73.96
        2006               5.69%                $69.61
        2007               5.72%                $65.72
        2008               5.82%                $61.67
        2009               5.85%                $58.11
---------------------------------------------------------------

HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

    (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

    (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

    (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

    (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2) We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

--------------------------------------------------------------------------------
Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
--------------------------------------------------------------------------------

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix III for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) would apply, we will use the rate at the next closest maturity date. If we are no

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longer offering new fixed maturity options, the "current rate to maturity"
will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the fixed maturity options and the account for special dollar cost averaging, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS

We accept initial contributions sent by wire to our processing office by agreement with certain broker-dealers. The transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits."

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we

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may issue a contract based on information forwarded electronically. In these cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we require an Acknowledgement of Receipt form, financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form.

After your contract has been issued, additional contributions may be transmitted by wire.

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, FLEXIBLE PREMIUM IRA, AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contracts.

For NQ contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount is $50. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options, but not the account for special dollar cost averaging. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our business day is any day the New York Stock Exchange is open for trading. We calculate unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern time. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information.

o If your contribution, transfer, or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

CONTRIBUTIONS AND TRANSFERS

Contributions allocated to the variable investment options are invested at the value next determined after the close of the business day.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

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o Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your registered representative can provide information or you can call our processing office.

o Transfers to or from variable investment options will be made at the value next determined after the close of the business day.

o Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of EQ Advisors Trust we have the right to vote on certain matters involving the portfolios, such as:

o  the election of trustees;

o  the formal approval of independent auditors selected for EQ Advisors Trust;
   or

o any other matters described in the prospectus for EQ Advisors Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

VOTING RIGHTS OF OTHERS

Currently, we control EQ Advisors Trust. EQ Advisors Trust shares are sold to our separate accounts and an affiliated qualified plan trust. In addition, shares of EQ Advisors Trust are held by separate accounts of insurance companies both affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Board of Trustees of EQ Advisors Trust intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to Separate Account No. 49 require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

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ABOUT OUR YEAR 2000 PROGRESS

Equitable Life relies upon various computer systems in order to administer your contract and operate the investment options. Some of these systems belong to service providers who are not affiliated with Equitable Life.

In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable Life has identified those of its systems critical to business operations that were not year 2000 compliant. Equitable Life has completed the work of modifying or replacing non-compliant systems and has confirmed, through testing that its systems are year 2000 compliant. Equitable Life has contacted third-party vendors and service providers to seek confirmation that they are acting to address the year 2000 issue with the goal of avoiding any material adverse effect on services provided to contract owners and on operations of the investment options. All third-party vendors and service providers considered critical to Equitable Life's business, and substantially all vendors and service providers considered non-critical, have provided us confirmation of their year 2000 compliance or a satisfactory plan for compliance. If confirmation is not received from any of the remaining non-critical vendors or service providers, the vendor or service provider will be replaced, eliminated, or be the subject of contingency plans. Additionally, Equitable Life has supplemented its existing business continuity and disaster recovery plans to cover certain categories of contingencies that could arise as a result of year 2000 related failures.

There are many risks associated with year 2000 issues, including the risk that Equitable Life's computer systems will not operate as intended. Additionally, there can be no assurance that the systems of third parties will be year 2000 compliant. Any significant unresolved difficulty related to the year 2000 compliance initiatives could result in an interruption in, or a failure of, normal business operations and, accordingly, could have a material adverse effect on our ability to administer your contract and operate the investment options.

To the fullest extent permitted by law, the foregoing year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act (P.L. 105-271) (1998).

ABOUT LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account No. 49, our ability to meet our obligations under the contracts, or the distribution of the contracts.

ABOUT OUR INDEPENDENT ACCOUNTANTS

The consolidated financial statements of Equitable Life incorporated in this prospectus by reference to the Annual Report on Form 10-K at December 31, 1998 and 1997, and for the three years ended December 31, 1998, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

You cannot assign or transfer ownership of an IRA, QP, or Rollover TSA contract except by surrender to us. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation. If the employer that provided the funds does not restrict them, loans are available under a Rollover TSA contract.

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For limited transfers of ownership after the owner's death see "Beneficiary continuation option for Rollover IRA and Flexible Premium IRA contracts" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your IRA, QP, or Rollover TSA contract to another similar arrangement. Under federal income tax rules, in the case of such a transfer, we will impose a withdrawal charge, if one applies.

DISTRIBUTION OF THE CONTRACTS

Equitable Distributors, Inc. ("EDI"), an indirect, wholly owned subsidiary of Equitable Life, is the distributor of the contracts and has responsibility for sales and marketing functions for Separate Account No. 49. EDI serves as the principal underwriter of Separate Account No. 49. EDI also acts as distributor for other Equitable Life annuity products with different features, expenses, and fees. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. EDI's principal business address is 1290 Avenue of the Americas, New York, New York 10104. Under a distribution agreement between EDI, Equitable Life, and certain of Equitable Life's separate accounts, including Separate Account No. 49, Equitable Life paid EDI distribution fees of $35,452,793 for 1998, $9,566,343 for 1997, and $87,157 for 1996, as the distributor of certain contracts, including these contracts, and as the principal underwriter of several Equitable Life separate accounts, including Separate Account No. 49.

The contracts will be sold by registered representatives of EDI, as well as by affiliated and unaffiliated broker-dealers with which EDI has entered into selling agreements. Broker-dealer sales compensation will generally not exceed an amount equal to 7% of total contributions made under the contracts. EDI may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. Broker-dealers receiving sales compensation will generally pay a portion of it to their registered representatives as commissions related to sales of the contracts. The offering of the contracts is intended to be continuous.

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72  INVESTMENT PERFORMANCE
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9
Investment performance


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We provide the following tables to show five different measurements of the investment performance of the variable investment options and/or the portfolios in which they invest. We include these tables because they may be of general interest to you. THE RESULTS SHOWN REFLECT PAST PERFORMANCE. THEY DO NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. THEY ALSO DO NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.

Table 1 shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.

Table 2 shows the growth of a hypothetical $1,000 investment in the variable investment options over the periods shown. Both Tables 1 and 2 take into account all fees and charges under the contract, including the withdrawal charge, the optional baseBUILDER benefits charge, the annual administrative charge under Flexible Premium IRA and Flexible Premium Roth IRA contracts, but do not reflect the charges for any applicable taxes such as premium taxes or any applicable annuity administrative fee.

Tables 3, 4, and 5 show the rates of return of the variable investment options on an annualized, cumulative, and year-by-year basis. These tables take into account all fees and charges under the contract, but do not reflect the withdrawal charge, the optional baseBUILDER benefits charge, the annual administrative charge or the charges for any applicable taxes such as premium taxes or any applicable annuity administrative fee. If the charges were reflected they would effectively reduce the rates of return shown.

In all cases the results shown are based on the actual historical investment experience of the portfolios in which the variable investment options invest. In some cases, the results shown relate to periods when the variable investment options and/or the contracts were not available. In those cases, we adjusted the results of the portfolios to reflect the charges under the contracts that would have applied had the investment options and/or contracts been available. The contracts were first offered on May 1, 1997.

For the "Alliance" portfolios (other than EQ/Alliance Premier Growth), we have adjusted the results prior to October 1996, when Class IB shares for these portfolios were not available, to reflect the 12b-1 fees currently imposed. Finally, the results shown for the Alliance Money Market and Alliance Common Stock options for periods before March 22, 1985 reflect the results of the variable investment options that preceded them. The "Since portfolio inception" figures for these options are based on the date of inception of the preceding variable investment options. We have adjusted these results to reflect the maximum investment advisory fee payable for the portfolios, as well as an assumed charge of 0.06% for direct operating expenses.

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust portfolio and any predecessors that it may have had.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.

BENCHMARKS
Tables 3 and 4 compare the performance of variable investment options to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Also, they do not reflect other contract charges such as the mortality and expense risks charge, administrative charges, or any withdrawal or optional benefit charge. Comparisons with these benchmarks, therefore, may be of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income. The benchmarks include:

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-------------------------------------------------------------------
ALLIANCE MONEY MARKET: Salomon Brothers Three-Month T-Bill
   Index.
ALLIANCE HIGH YIELD: Merrill Lynch High Yield Master Index.
ALLIANCE COMMON STOCK: Standard & Poor's 500 Index.
ALLIANCE AGGRESSIVE STOCK: 50% Russell 2000 Index and 50%
   Standard & Poor's Mid-Cap Total Return Index.
ALLIANCE SMALL CAP GROWTH: Russell 2000 Growth Index.
EQ/ALLIANCE PREMIER GROWTH: Standard & Poor's 500 Index.
BT EQUITY 500 INDEX: Standard & Poor's 500 Index.
BT SMALL COMPANY INDEX: Russell 2000 Index.
BT INTERNATIONAL EQUITY INDEX: Morgan Stanley Capital
   International Europe, Australia, Far East Index.
CAPITAL GUARDIAN U.S. EQUITY: Standard & Poor's 500 Index.
CAPITAL GUARDIAN RESEARCH: Standard & Poor's 500 Index.
CAPITAL GUARDIAN INTERNATIONAL: Morgan Stanley Capital
   International Europe, Australia, Far East Index.
EQ/EVERGREEN: Russell 2000 Index.
EQ/EVERGREEN FOUNDATION: 60% Standard & Poor's 500
   Index/40% Lehman Brothers Aggregate Bond Index.
JPM CORE BOND: Salomon Brothers Broad Investment Grade Bond.
LAZARD LARGE CAP VALUE: Standard & Poor's 500 Index.
LAZARD SMALL CAP VALUE: Russell 2000 Index.
MFS GROWTH WITH INCOME: Standard & Poor's 500 Index.
MFS RESEARCH: Standard & Poor's 500 Index.
MFS EMERGING GROWTH COMPANIES: Russell 2000 Index.
MERRILL LYNCH BASIC VALUE EQUITY: Standard & Poor's 500 Index. MERRILL LYNCH WORLD STRATEGY: 36% Standard & Poor's 500
   Index/24% Morgan Stanley Capital International Europe,
   Australia, Far East Index/21% Salomon Brothers U.S. Treasury
   Bond 1 Year+ 14% Salomon Brothers World Government Bond (excluding U.S.)/ and 5% Three-Month U.S. Treasury Bill.
MORGAN STANLEY EMERGING MARKETS EQUITY: Morgan Stanley
   Capital International Emerging Markets Free Price Return Index. EQ/PUTNAM GROWTH & INCOME VALUE: Standard & Poor's 500
   Index.
EQ/PUTNAM INVESTORS GROWTH: Standard & Poor's 500 Index.
EQ/PUTNAM INTERNATIONAL EQUITY: Morgan Stanley Capital
   International Europe, Australia, Far East Index.
-------------------------------------------------------------------

LIPPER SURVEY. The Lipper Variable Insurance Products Performance Analysis Survey (Lipper Survey) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc. (Lipper), the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Equitable Accumulator performance relative to other variable annuity products.


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--------------------------------------------------------------------------------

                                     TABLE 1
AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998:

---------------------------------------------------------------------------------------------------------------------------
                                                                        LENGTH OF INVESTMENT PERIOD
                                                 --------------------------------------------------------------------------
                                                                                                    SINCE          SINCE
                                                    1            3           5           10         OPTION       PORTFOLIO
VARIABLE INVESTMENT OPTIONS                       YEAR         YEARS       YEARS       YEARS      INCEPTION*    INCEPTION**
---------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                            (3.64)%       1.59%        2.40%       3.35%        0.59%          4.74%
---------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                             (13.96)%       7.72%        7.28%       8.93%        1.60%          8.27%
---------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                            20.02%       24.05%       19.18%      16.35%       17.73%         14.23%
---------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                        (8.60)%       7.09%        8.76%      16.79%        0.53%         15.54%
---------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                       (13.03)%         --           --           --         5.51%         5.51%
----------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                              16.14%          --           --           --        16.14%        16.14%
----------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                          (10.93)%         --           --           --       (10.93)%      (10.93)%
----------------------------------------------------------------------------------------------------------------------------
BT International Equity Index                    11.17%          --           --           --        11.17%        11.17%
----------------------------------------------------------------------------------------------------------------------------
JPM Core Bond                                     0.26%          --           --           --         0.26%         0.26%
----------------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                           11.14%          --           --           --        11.14%        11.14%
----------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                          (15.62%)         --           --           --       (15.62)%      (15.62)%
----------------------------------------------------------------------------------------------------------------------------
MFS Research                                     15.13%          --           --           --        15.64%        15.64%
----------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                    25.40%          --           --           --        24.05%        24.05%
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                (2.78)%          --           --           --         9.86%         9.86%
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                    (1.92)%          --           --           --         1.19%         1.19%
----------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity          (35.31)%         --           --           --       (35.31)%      (28.99)%
----------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                   4.00%          --           --           --        10.08%        10.08%
----------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                       27.15%          --           --           --        26.08%        26.08%
----------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                   10.56%          --           --           --         9.98%         9.98%
----------------------------------------------------------------------------------------------------------------------------

* The variable investment option inception dates are: Alliance Money Market, Alliance High Yield, Alliance Common Stock, and Alliance Aggressive Stock (October 16, 1996); Alliance Small Cap Growth, MFS Research, MFS Emerging Growth Companies, Merrill Lynch Basic Value Equity, Merrill Lynch World Strategy, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity (May 1,
   1997); BT Equity 500 Index, BT Small Company Index, BT International Equity Index, JPM Core Bond, Lazard Large Cap Value, Lazard Small Cap Value, and Morgan Stanley Emerging Markets Equity (December 31, 1997). The inception dates for the variable investment options that became available on or after December 31, 1998, and are therefore not shown in this table are: EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income (December 31, 1998); EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International (April 30, 1999).


** The inception dates for the portfolios underlying the Alliance variable investment options shown in the tables are for portfolios of The Hudson River Trust, the assets of which became assets of corresponding portfolios of EQ Advisors Trust on October 18, 1999. The portfolio inception dates are: Alliance Money Market (July 13, 1981); Alliance High Yield (January 2, 1987); Alliance Common Stock (January 13, 1976);
   Alliance Aggressive Stock (January 27, 1986); Alliance Small Cap Growth, MFS Research, MFS Emerging Growth Companies, Merrill Lynch Basic Value Equity, Merrill Lynch World Strategy, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity
   (May 1, 1997); BT Equity 500 Index, BT Small Company Index, BT International Equity Index, JPM Core Bond, Lazard Large Cap Value, and Lazard Small Cap Value (December 31, 1997); and Morgan Stanley Emerging Markets Equity (August 20, 1997). The inception dates for the portfolios that became available on or after December 31, 1998 and are therefore not shown in the tables are: EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income (December 31, 1998); EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International (April 30, 1999).

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  75
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                     TABLE 1
      GROWTH OF $1,000 UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998:


----------------------------------------------------------------------------------------------------------------------
                                                                      LENGTH OF INVESTMENT PERIOD
                                                 ---------------------------------------------------------------------
                                                                                                         SINCE
                                                    1             3            5            10        PORTFOLIO
VARIABLE INVESTMENT OPTIONS                        YEAR         YEARS        YEARS         YEARS      INCEPTION*
----------------------------------------------------------------------------------------------------------------------
Alliance Money Market                           $  963.60     $1,048.36    $1,126.12    $1,390.07     $ 2,302.95
----------------------------------------------------------------------------------------------------------------------
Alliance High Yield                             $  860.40     $1,250.11    $1,421.32    $2,352.06     $ 2,593.84
----------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                           $1,200.20     $1,908.73    $2,404.59    $4,547.90     $21,336.21
----------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                       $  914.00     $1,228.21    $1,521.63    $4,719.54     $ 6,539.96
----------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                       $  869.70        --           --            --        $ 1,113.16
----------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                             $1,161.40        --           --            --        $ 1,161.40
----------------------------------------------------------------------------------------------------------------------
BT Small Company Index                          $  890.70        --           --            --        $   890.70
----------------------------------------------------------------------------------------------------------------------
BT International Equity Index                   $1,111.70        --           --            --        $ 1,111.70
----------------------------------------------------------------------------------------------------------------------
JPM Core Bond                                   $1,002.60        --           --            --        $ 1,002.60
----------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                          $1,111.40        --           --            --        $ 1,111.40
----------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                          $  843.80        --           --            --        $   843.80
----------------------------------------------------------------------------------------------------------------------
MFS Research                                    $1,151.30        --           --            --        $ 1,337.29
----------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                   $1,254.00        --           --            --        $ 1,538.76
----------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                $1,027.80        --           --            --        $ 1,206.83
----------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                    $  980.80        --           --            --        $ 1,023.94
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity          $  646.90        --           --            --        $   504.25
----------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                 $1,040.00        --           --            --        $ 1,211.78
----------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                      $1,271.50        --           --            --        $ 1,589.59
----------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                  $1,105.60        --           --            --        $ 1,209.59
----------------------------------------------------------------------------------------------------------------------

--------------------------
* Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
76  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                        TABLE 3
                            ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

-------------------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                                                         PORTFOLIO
                                              1 YEAR    3 YEARS    5 YEARS     10 YEARS     20 YEARS      INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                          3.66%     3.68%       3.49%       3.90%          --          5.38%
-------------------------------------------------------------------------------------------------------------------------
 Lipper Money Market                           4.84%     4.87%       4.77%       5.20%          --          6.77%
-------------------------------------------------------------------------------------------------------------------------
 Benchmark                                     5.05%     5.18%       5.11%       5.44%          --          6.76%
-------------------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                           (6.66)%    9.57%       8.23%       9.39%          --          8.73%
-------------------------------------------------------------------------------------------------------------------------
 Lipper High Current Yield                    (0.44)%    8.21%       7.37%       9.34%          --          8.97%
-------------------------------------------------------------------------------------------------------------------------
 Benchmark                                     3.66%     9.11%       9.01%      11.08%          --         10.72%
-------------------------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK                         27.32%    25.56%      19.97%      16.74%       16.71%        14.53%
-------------------------------------------------------------------------------------------------------------------------
 Lipper Growth                                22.86%    22.23%      18.63%      16.72%       16.30%        16.01%
-------------------------------------------------------------------------------------------------------------------------
 Benchmark                                    28.58%    28.23%      24.06%      19.21%       17.76%        15.98%
-------------------------------------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK                     (1.30)%    8.97%       9.67%      16.99%          --         15.88%
-------------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap Growth                        12.16%    16.33%      14.87%      15.44%          --         13.69%
-------------------------------------------------------------------------------------------------------------------------
 Benchmark                                     8.28%    17.77%      15.56%      16.49%          --         14.78%
-------------------------------------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH                     (5.73)%     --          --          --            --         10.53%
-------------------------------------------------------------------------------------------------------------------------
 Lipper Small Company Growth                  (0.33)%     --          --          --            --         16.72%
-------------------------------------------------------------------------------------------------------------------------
 Benchmark                                     1.23%      --          --          --            --         16.58%
-------------------------------------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX                           23.44%      --          --          --            --         23.44%
-------------------------------------------------------------------------------------------------------------------------
 Lipper S&P 500 Index                         26.78%      --          --          --            --         26.78%
-------------------------------------------------------------------------------------------------------------------------
 Benchmark                                    28.58%      --          --          --            --         28.58%
-------------------------------------------------------------------------------------------------------------------------
BT SMALL COMPANY INDEX                        (3.63)%     --          --          --            --         (3.63)%
-------------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                              1.53%      --          --          --            --          1.53%
-------------------------------------------------------------------------------------------------------------------------
 Benchmark                                    (2.54)%     --          --          --            --         (2.54)%
-------------------------------------------------------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX                 18.47%      --          --          --            --         18.47%
-------------------------------------------------------------------------------------------------------------------------
 Lipper International                         12.17%      --          --          --            --         12.17%
-------------------------------------------------------------------------------------------------------------------------
 Benchmark                                    20.00%      --          --          --            --         20.00%
-------------------------------------------------------------------------------------------------------------------------
JPM CORE BOND                                  7.56%      --          --          --            --          7.56%
-------------------------------------------------------------------------------------------------------------------------
 Lipper Intermediate Investment Grade Debt     7.23%      --          --          --            --          7.23%
-------------------------------------------------------------------------------------------------------------------------
 Benchmark                                     8.72%      --          --          --            --          8.72%
-------------------------------------------------------------------------------------------------------------------------
LAZARD LARGE CAP VALUE                        18.44%      --          --          --            --         18.44%
-------------------------------------------------------------------------------------------------------------------------
 Lipper Capital Appreciation                  24.16%      --          --          --            --         24.16%
-------------------------------------------------------------------------------------------------------------------------
 Benchmark                                    28.58%      --          --          --            --         28.58%
-------------------------------------------------------------------------------------------------------------------------
LAZARD SMALL CAP VALUE                        (8.32)%     --          --          --            --         (8.32)%
-------------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                              1.53%      --          --          --            --          1.53%
-------------------------------------------------------------------------------------------------------------------------
 Benchmark                                    (2.54)%     --          --          --            --         (2.54)%
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  77
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                  TABLE 3 (CONTINUED)
                            ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                                                         PORTFOLIO
                                            1 YEAR     3 YEARS    5 YEARS     10 YEARS     20 YEARS      INCEPTION*
-----------------------------------------------------------------------------------------------------------------------
MFS RESEARCH                                22.43%         --         --          --                      22.75%
-----------------------------------------------------------------------------------------------------------------------
   Lipper Growth                            25.82%         --         --          --           --         28.73%
-----------------------------------------------------------------------------------------------------------------------
   Benchmark                                28.58%         --         --          --           --         31.63%
-----------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES               32.70%         --         --          --           --         33.03%
-----------------------------------------------------------------------------------------------------------------------
   Lipper Mid-Cap                           15.97%         --         --          --           --         22.72%
-----------------------------------------------------------------------------------------------------------------------
   Benchmark                                (2.54)%        --         --          --           --         14.53%
-----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY            10.08%         --         --          --           --         15.76%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Growth & Income                    15.54%         --         --          --           --         21.32%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                 28.58%         --         --          --           --         31.63%
-----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY                 5.38%         --         --          --           --          5.50%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Global Flexible Portfolio           9.34%         --         --          --           --         11.15%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                 19.55%         --         --          --           --         20.00%
-----------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY     (28.01)%        --         --          --           --        (33.62)%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Emerging Markets                  (30.50)%        --         --          --           --        (36.28)%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                (25.34)%        --         --          --           --        (28.92)%
-----------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE             11.30%         --         --          --           --         16.03%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Growth & Income                    15.54%         --         --          --           --         21.32%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                 28.58%         --         --          --           --         31.63%
-----------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INVESTORS GROWTH                  34.45%         --         --          --           --         35.53%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Growth                             25.82%         --         --          --           --         28.73%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                 28.58%         --         --          --           --         31.63%
-----------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL EQUITY              17.86%         --         --          --           --         15.94%
-----------------------------------------------------------------------------------------------------------------------
  Lipper International                      12.17%         --         --          --           --          9.06%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                 20.00%         --         --          --           --         13.43%
-----------------------------------------------------------------------------------------------------------------------


----------------
* Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
78  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                                        TABLE 4
                            CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                                                         PORTFOLIO
                                              1 YEAR    3 YEARS    5 YEARS     10 YEARS     20 YEARS      INCEPTION*
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE MONEY MARKET                         3.66%    11.45%        18.71%      46.56%         --        149.59%
-----------------------------------------------------------------------------------------------------------------------
    Lipper Money Market                        4.84%    15.34%        26.25%      66.09%         --        214.68%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                  5.05%    16.35%        28.27%      69.88%         --        214.45%
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE HIGH YIELD                          (6.66)%   31.56%        48.53%     145.25%         --        172.86%
-----------------------------------------------------------------------------------------------------------------------
   Lipper High Current Yield                  (0.44)%   26.80%        43.00%     145.62%         --        182.21%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                  3.66%    29.90%        53.96%     186.01%         --        239.69%
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE COMMON STOCK                        27.32%    97.96%       148.48%     370.07%     2,099.77%   2,154.10%
-----------------------------------------------------------------------------------------------------------------------
    Lipper Growth                             22.86%    84.52%       138.97%     388.00%     2,185.68%   3,490.04%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                 28.58%   110.85%       193.91%     479.62%     2,530.43%   2,919.92%
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE AGGRESSIVE STOCK                    (1.30)%   29.40%        58.67%     380.08%         --        572.32%
-----------------------------------------------------------------------------------------------------------------------
    Lipper Mid-Cap Growth                     12.16%    58.64%       102.73%     334.88%         --        448.32%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                  8.28%    63.35%       106.12%     360.30%         --        494.67%
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE SMALL CAP GROWTH                    (5.73)%       --           --          --          --         18.19%
-----------------------------------------------------------------------------------------------------------------------
    Lipper Small Company Growth               (0.33)%       --           --          --          --         28.98%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                  1.23%        --           --          --          --         29.23%
-----------------------------------------------------------------------------------------------------------------------
 BT EQUITY 500 INDEX                          23.44%        --           --          --          --         23.44%
-----------------------------------------------------------------------------------------------------------------------
    Lipper S&P 500 Index                      26.78%        --           --          --          --         26.78%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                 28.58%        --           --          --          --         28.58%
-----------------------------------------------------------------------------------------------------------------------
 BT SMALL COMPANY INDEX                       (3.63)%       --           --          --          --         (3.63)%
-----------------------------------------------------------------------------------------------------------------------
   Lipper Small Cap                            1.53%        --           --          --          --          1.49%
-----------------------------------------------------------------------------------------------------------------------
   Benchmark                                  (2.54)%       --           --          --          --         (2.54)%
-----------------------------------------------------------------------------------------------------------------------
 BT INTERNATIONAL EQUITY INDEX                18.47%        --           --          --          --         18.47%
-----------------------------------------------------------------------------------------------------------------------
    Lipper International                      12.17%        --           --          --          --         12.23%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                 20.00%        --           --          --          --         20.00%
-----------------------------------------------------------------------------------------------------------------------
 JPM CORE BOND                                 7.56%        --           --          --          --          7.56%
-----------------------------------------------------------------------------------------------------------------------
    Lipper Intermediate Investment Grade
    Debt                                       7.23%        --           --          --          --          7.23%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                  8.72%        --           --          --          --          8.72%
-----------------------------------------------------------------------------------------------------------------------
 LAZARD LARGE CAP VALUE                       18.44%        --           --          --          --         18.44%
-----------------------------------------------------------------------------------------------------------------------
    Lipper Capital Appreciation               24.16%        --           --          --          --         24.09%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                 28.58%        --           --          --          --         28.58%
-----------------------------------------------------------------------------------------------------------------------
 LAZARD SMALL CAP VALUE                       (8.32)%       --           --          --          --         (8.32)%
-----------------------------------------------------------------------------------------------------------------------
    Lipper Small Cap                           1.53%        --           --          --          --          1.53%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                 (2.54)%       --           --          --          --         (2.54)%
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  79
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                  TABLE 4 (continued)
                            CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

---------------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                                                         PORTFOLIO
                                        1 YEAR      3 YEARS     5 YEARS     10 YEARS     20 YEARS        INCEPTION*
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MFS RESEARCH                           22.43%         --          --           --          --              40.79%
---------------------------------------------------------------------------------------------------------------------
  Lipper Growth                        25.82%         --          --           --          --              52.86%
---------------------------------------------------------------------------------------------------------------------
  Benchmark                            28.58%         --          --           --          --              57.60%
---------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES          32.70%         --          --           --          --              60.99%
---------------------------------------------------------------------------------------------------------------------
  Lipper MidCap                        15.97%         --          --           --          --              42.16%
---------------------------------------------------------------------------------------------------------------------
  Benchmark                            (2.54)%        --          --           --          --              25.40%
---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY       10.08%         --          --           --          --              27.65%
---------------------------------------------------------------------------------------------------------------------
  Lipper Growth & Income               15.54%         --          --           --          --              15.59%
---------------------------------------------------------------------------------------------------------------------
  Benchmark                            28.58%         --          --           --          --              57.60%
---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY            5.38%         --          --           --          --               9.34%
---------------------------------------------------------------------------------------------------------------------
  Lipper Global Flexible Portfolio      9.34%         --          --           --          --              19.41%
---------------------------------------------------------------------------------------------------------------------
  Benchmark                            19.55%         --          --           --          --              33.33%
---------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING
  MARKETS EQUITY                      (28.01)%        --          --           --          --             (42.83)%
---------------------------------------------------------------------------------------------------------------------
  Lipper Emerging Markets             (30.50)%        --          --           --          --             (45.67)%
---------------------------------------------------------------------------------------------------------------------
  Benchmark                           (25.34)%        --          --           --          --             (36.71)%
---------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME
  VALUE                                11.30%         --          --           --          --              28.16%
---------------------------------------------------------------------------------------------------------------------
  Lipper Growth & Income               15.54%         --          --           --          --              38.49%
---------------------------------------------------------------------------------------------------------------------
  Benchmark                            28.58%         --          --           --          --              57.60%
---------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INVESTORS GROWTH             34.45%         --          --           --          --              66.08%
---------------------------------------------------------------------------------------------------------------------
  Lipper Growth                        25.82%         --          --           --          --              52.86%
---------------------------------------------------------------------------------------------------------------------
  Benchmark                            28.58%         --          --           --          --              57.60%
---------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL EQUITY         17.86%         --          --           --          --              27.98%
---------------------------------------------------------------------------------------------------------------------
  Lipper International                 12.17%         --          --           --          --              15.88%
---------------------------------------------------------------------------------------------------------------------
  Benchmark                            20.00%         --          --           --          --              23.42%
---------------------------------------------------------------------------------------------------------------------

----------------
* Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
80  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                        TABLE 5
                                              YEAR-BY-YEAR RATES OF RETURN:

-------------------------------------------------------------------------------------------------------------------------------
                              1989     1990      1991      1992      1993      1994      1995      1996      1997       1998
-------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market        7.45%     6.50%    4.49%     1.91%     1.32%     2.36%     4.06%     3.64%     3.74%      3.66%
-------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield          3.46%    (2.70)%  22.48%    10.51%    21.19%    (4.33)%   18.01%    20.91%     16.58%    (6.66)%
-------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock       23.60%    (9.59)%  35.69%     1.57%    22.83%    (3.70)%   30.34%    22.28%     27.16%    27.32%
-------------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock   41.22%     6.43%   83.89%    (4.71)%   14.89%    (5.35)%   29.54%    20.24%      9.04%    (1.30)%
-------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth     --       --        --        --        --        --        --        --       25.38%+   (5.73)%
-------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index           --       --        --        --        --        --        --        --          --     23.44%
-------------------------------------------------------------------------------------------------------------------------------
BT Small Company Index        --       --        --        --        --        --        --        --          --     (3.63)%
-------------------------------------------------------------------------------------------------------------------------------
BT International Equity
Index                         --       --        --        --        --        --        --        --          --      18.47%
-------------------------------------------------------------------------------------------------------------------------------
JPM Core Bond                 --       --        --        --        --        --        --        --          --       7.56%
-------------------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value        --       --        --        --        --        --        --        --          --      18.44%
-------------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value        --       --        --        --        --        --        --        --          --      (8.32)%
-------------------------------------------------------------------------------------------------------------------------------
MFS Research                  --       --        --        --        --        --        --        --        14.99%+   22.43%
-------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth
  Companies                   --       --        --        --        --        --        --        --        21.32%+   32.70%
-------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic
  Value Equity                --       --        --        --        --        --        --        --        15.97%+  (10.08)%
-------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch
  World Strategy              --       --        --        --        --        --        --        --         3.76%+    5.38%
-------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging
  Markets Equity              --       --        --        --        --        --        --        --       (20.59)%+  (28.01)%
-------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income     --       --        --        --        --        --        --        --        15.15%+    11.30%
  Value
-------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth    --       --        --        --        --        --        --        --        23.53%+   34.45%
-------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International       --       --        --        --        --        --        --        --         8.59%+   17.86%
  Equity
-------------------------------------------------------------------------------------------------------------------------------

----------------
+ Returns for these Portfolios represent less than 12 months of performance. The returns are as of each Portfolio inception date as shown in Table 1.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  81
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

COMMUNICATING PERFORMANCE DATA

In reports or other communications to contract owners or in advertising material, we may describe general economic and market conditions affecting our variable investment options and the portfolios and may compare the performance or ranking of those options and the portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS, or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

o data developed by us derived from such indices or averages.

We also may furnish to present or prospective contract owners advertisements or other communications that include evaluations of a variable investment option or portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------------------
Barron's                                           Investment Management Weekly
Morningstar's Variable Annuity                     Money Management Letter
     Sourcebook                                    Investment Dealers Digest
Business Week                                      National Underwriter
Forbes                                             Pension & Investments
Fortune                                            USA Today
Institutional Investor                             Investor's Business Daily
Money                                              The New York Times
Kiplinger's Personal Finance                       The Wall Street Journal
Financial Planning                                 The Los Angeles Times
Investment Adviser                                 The Chicago Tribune
--------------------------------------------------------------------------------

Lipper compiles performance data for peer universes of funds with similar investment objectives in its Lipper Survey. Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar
Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "separate account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable life and annuity contracts, and

o The "mutual fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges. VARDS is a monthly reporting service that monitors approximately 2,500 variable life and variable annuity funds on performance and account information.

YIELD INFORMATION

Current yield for the Alliance Money Market option will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yield for the Alliance High Yield option will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months).

"Effective yield" is calculated in a similar manner, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the Alliance Money Market option. The current yields and effective yields assume the deduction of all contract charges and expenses other than the withdrawal charge, the optional baseBUILDER benefits charge, the annual administrative charge, and any charge for

--------------------------------------------------------------------------------
82  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

taxes such as premium tax. The yields and effective yields for the Alliance Money Market option, when used for the special dollar cost averaging program, assume that no contract charges are deducted. For more information, see "Yield Information for the Alliance Money Market Option and Alliance High Yield Option" in the SAI.

--------------------------------------------------------------------------------
                             INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE  83
--------------------------------------------------------------------------------


10
Incorporation of certain documents by reference

--------------------------------------------------------------------------------

Equitable Life's annual report on Form 10-K for the year ended December 31, 1998, a current report on Form 8-K dated September 1, 1999, and a quarterly report on Form 10-Q for the quarter ended June 30, 1999, are considered to be a part of this prospectus because they are incorporated by reference.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act") will be considered to become part of this prospectus because they are incorporated by reference.

Any statement contained in a document that is, or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a Web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone:
(212) 554-1234).

--------------------------------------------------------------------------------
                               APPENDIX I: CONDENSED FINANCIAL INFORMATION   A-1
--------------------------------------------------------------------------------

Appendix I: Condensed financial information

--------------------------------------------------------------------------------


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION


-----------------------------------------------------------------------------------------------------------------------
                                                                                 FOR THE YEARS ENDING
                                                                 ------------------------------------------------------
                                                                     DEC. 31, 1997                   DEC. 31, 1998
-----------------------------------------------------------------------------------------------------------------------
  ALLIANCE MONEY MARKET
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                           $ 25.00                        $ 25.92
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                                     1,153                          5,158
-----------------------------------------------------------------------------------------------------------------------
  ALLIANCE HIGH YIELD
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                           $ 29.96                        $ 27.96
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                                     1,256                          4,521
-----------------------------------------------------------------------------------------------------------------------
  ALLIANCE COMMON STOCK
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                           $186.29                        $237.18
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                                       434                          1,542
-----------------------------------------------------------------------------------------------------------------------
  ALLIANCE AGGRESSIVE STOCK
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                             70.28                        $ 67.37
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                                       380                            939
-----------------------------------------------------------------------------------------------------------------------
  ALLIANCE SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                           $ 12.54                        $ 11.82
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                                     2,521                          6.101
-----------------------------------------------------------------------------------------------------------------------
  BT EQUITY 500 INDEX
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                           $ 10.00                        $ 12.34
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                                        --                         12,279
-----------------------------------------------------------------------------------------------------------------------
  BT SMALL COMPANY INDEX
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                           $ 10.00                        $  9.64
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                                        --                          1,610
-----------------------------------------------------------------------------------------------------------------------
  BT INTERNATIONAL EQUITY INDEX
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                           $ 10.00                        $ 11.85
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                                        --                          1,827
-----------------------------------------------------------------------------------------------------------------------
  JPM CORE BOND
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                           $ 10.00                        $ 10.76
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                                        --                          8,661
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
A-2  APPENDIX I: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                 FOR THE YEARS ENDING
                                                                 ------------------------------------------------------
                                                                     DEC. 31, 1997                   DEC. 31, 1998
-----------------------------------------------------------------------------------------------------------------------
  LAZARD LARGE CAP VALUe
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                                $10.00                          $11.84
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                                           --                            5,696
-----------------------------------------------------------------------------------------------------------------------
  LAZARD SMALL CAP VALUE
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                                $10.00                           $9.17
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                                           --                            4,733
-----------------------------------------------------------------------------------------------------------------------
  MFS RESEARCH
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                                $11.50                          $14.08
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                                         5,257                          14,913
-----------------------------------------------------------------------------------------------------------------------
  MFS EMERGING GROWTH COMPANIES
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                                $12.13                          $16.10
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                                         3,327                           9,117
-----------------------------------------------------------------------------------------------------------------------
  MERRILL LYNCH BASIC VALUE EQUITYY
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                                 11.60                          $12.76
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                                         1,182                           4,389
-----------------------------------------------------------------------------------------------------------------------
  MERRILL LYNCH WORLD STRATEGY
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                                $10.38                          $10.94
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                                           306                             717
-----------------------------------------------------------------------------------------------------------------------
  MORGAN STANLEY EMERGING MARKETS EQUITY
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                                 $7.94                           $5.72
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                                          --                             1,805
-----------------------------------------------------------------------------------------------------------------------
  EQ/PUTNAM GROWTH & INCOME VALUE
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                                $11.52                          $12.82
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                                         8,113                          24,343
-----------------------------------------------------------------------------------------------------------------------
  EQ/PUTNAM INVESTORS GROWTHE
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                               $12.35                           $16.61
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                                        2,581                           10,072
-----------------------------------------------------------------------------------------------------------------------
  EQ/PUTNAM INTERNATIONAL EQUITY INVESTORS
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                               $10.86                           $12.80
-----------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000s)                                        4,609                           10,607
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CONTRACTS  B-1
--------------------------------------------------------------------------------

Appendix II: Purchase considerations for QP contracts

--------------------------------------------------------------------------------

Trustees who are considering the purchase of an Equitable Accumulator QP contract should discuss with their tax advisers whether this is an appropriate investment vehicle for the employer's plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the guaranteed minimum income benefit, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Equitable Accumulator QP contract or another annuity. Therefore, you should purchase an Equitable Accumulator QP contract to fund a plan for the contract's features and benefits other than tax deferral. This QP contract accepts transfer contributions only and not regular, ongoing payroll contributions. For 401(k) plans under defined contribution plans, no employee after-tax contributions are accepted.

Under defined benefit plans, we will not accept rollovers from a defined contribution plan to a defined benefit plan. We will only accept transfers from a defined benefit plan or a change of investment vehicles in the plan. For defined benefit plans, the maximum percentage of actuarial value of the plan participant/employee's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant/employee. Equitable Life does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit. If overfunding of a plan occurs, withdrawals from the QP contract may be required. A withdrawal charge and/or market value adjustment may apply.

Further, Equitable Life will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant/employee takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan.

Given that required minimum distributions must generally commence from the plan for annuitants after age 70 1/2, trustees should consider whether the QP contract is an appropriate purchase for annuitants approaching or over age
70 1/2.

Finally, because the method of purchasing the QP contract and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

--------------------------------------------------------------------------------
                              APPENDIX III: MARKET VALUE ADJUSTMENT EXAMPLE  C-1
--------------------------------------------------------------------------------

Appendix III: Market value adjustment example

--------------------------------------------------------------------------------

The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2000 to a fixed maturity option with a maturity date of February 15, 2009 (nine years later) at a rate to maturity of 7.00%, resulting in a maturity value at the maturity date of $183,846. We further assume that a withdrawal of $50,000 is made four years later on February 15, 2004.


--------------------------------------------------------------------------------
                                                           ASSUMED RATE TO
                                                   MATURITY ON FEBRUARY 15, 2004
--------------------------------------------------------------------------------
                                                           5.00%        9.00%
--------------------------------------------------------------------------------
 AS OF FEBRUARY 15, 2004 (BEFORE WITHDRAWAL)
--------------------------------------------------------------------------------
(1) Market adjusted amount                               $144,048     $119,487
--------------------------------------------------------------------------------
(2) Fixed maturity amount                                $131,080     $131,080
--------------------------------------------------------------------------------
(3) Market value adjustment:
   (1) - (2)                                             $ 12,968     $(11,593)
--------------------------------------------------------------------------------
 ON FEBRUARY 15, 2004 (AFTER WITHDRAWAL)
--------------------------------------------------------------------------------
(4) Portion of market value adjustment associated
    with withdrawal: (3) x [$50,000/(1)]                 $  4,501     $ (4,851)
--------------------------------------------------------------------------------
(5) Reduction in fixed maturity amount
    [$50,000 - (4)]                                      $ 45,499     $ 54,851
--------------------------------------------------------------------------------
(6) Fixed maturity amount (2) - (5)                      $ 85,581     $ 76,229
--------------------------------------------------------------------------------
(7) Maturity value                                       $120,032     $106,915
--------------------------------------------------------------------------------
(8) Market adjusted amount of (7)                        $ 94,048     $ 69,487
--------------------------------------------------------------------------------

You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

--------------------------------------------------------------------------------
                      APPENDIX IV: GUARANTEED MINIMUM DEATH BENEFIT EXAMPLE  D-1
--------------------------------------------------------------------------------

Appendix IV: Guaranteed minimum death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the guaranteed minimum death benefit.

The following illustrates the guaranteed minimum death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the Alliance Money Market option or the fixed maturity options), no additional contributions, no transfers and no withdrawals, and no loans under a Rollover TSA contract, the guaranteed minimum death benefit for an annuitant age 45 would be calculated as follows:


--------------------------------------------------------------------------------
   END OF                            50% ROLL UP TO AGE 8   ANNUAL RATEHET TO
 CONTRACT                             GUARANTEED MINIMUM    AGE 80 GUARANTEED
   YEAR           ACCOUNT VALUE         DEATH BENEFIT(1)   MINIMUM DEATH BENEFIT
--------------------------------------------------------------------------------
    1             $105,000               $105,000(1)          $105,000(3)
--------------------------------------------------------------------------------
    2             $115,500               $110,250(2)          $115,500(3)
--------------------------------------------------------------------------------
    3             $129,360               $115,763(2)          $129,360(3)
--------------------------------------------------------------------------------
    4             $103,488               $121,551(1)          $129,360(4)
--------------------------------------------------------------------------------
    5             $113,837               $127,628(1)          $129,360(4)
--------------------------------------------------------------------------------
    6             $127,497               $134,010(1)          $129,360(4)
--------------------------------------------------------------------------------
    7             $127,497               $140,710(1)          $129,360(4)
--------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%. We
are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

5% ROLL UP TO AGE 80

(1) At the end of contract year 1, and again at the end of contract years 4 through 7, the death benefit will be equal to the guaranteed minimum death benefit.

(2) At the end of contract years 2 and 3, the death benefit will be equal to the current account value since it is higher than the current guaranteed minimum death benefit.

ANNUAL RATCHET TO AGE 80

(3) At the end of contract years 1 through 3, the guaranteed minimum death benefit is equal to the current account value.

(4) At the end of contract years 4 through 7, the guaranteed minimum death benefit is equal to the guaranteed minimum death benefit at the end of the prior year since it is equal to or higher than the current account value.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


TABLE OF CONTENTS


                                                            PAGE
Unit Values                                                   2

Annuity Unit Values                                           2

Custodian and Independent Accountants                         3

Yield Information for the Alliance Money Market Option
  and Alliance High Yield Option                              3

Long-Term Market Trends                                       5

Key Factors in Retirement Planning                            8

Financial Statements                                         12


HOW TO OBTAIN AN EQUITABLE ACCUMULATOR SELECT STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
   Equitable Accumulator Select
   P.O. Box 1547
   Secaucus, NJ 07096-1547

--------------------------------------------------------------------------------

Please send me an Equitable Accumulator Select SAI for Separate Account No. 49 dated October 18, 1999.


--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                     State         Zip






(SAI 1AMLF (10/99))

Equitable Accumulator Select(SM)

A combination variable and fixed deferred annuity contract

PROSPECTUS DATED OCTOBER 18, 1999

Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing, or taking any other action under your contract. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its portfolios.

--------------------------------------------------------------------------------

WHAT IS THE EQUITABLE ACCUMULATOR SELECT?

  Equitable Accumulator Select is a deferred annuity contract issued by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options or fixed maturity options ("investment options"). There is no withdrawal charge under the contract. However, we deduct a distribution charge calculated as a percentage of the amounts in the variable investment options. We deduct this charge for the life of the contract. This contract is not available in New York.

--------------------------------------------------------------------------------
  VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
  o    Alliance Money Market                 o   JPM Core Bond
  o    Alliance High Yield                   o   Lazard Large Cap Value
  o    Alliance Common Stock                 o   Lazard Small Cap Value
  o    Alliance Aggressive Stock             o   MFS Growth with Income
  o    Alliance Small Cap Growth             o   MFS Research
  o    EQ/Alliance Premier Growth            o   MFS Emerging Growth
  o    BT Equity 500 Index                         Companies
  o    BT Small Company Index                o   Morgan Stanley Emerging
  o    BT International Equity Index               Markets Equity
  o    Capital Guardian U.S. Equity          o   EQ/Putnam Growth & Income
  o    Capital Guardian Research                   Value
  o    Capital Guardian International        o   EQ/Putnam Investors Growth
                                             o   EQ/Putnam International Equity
--------------------------------------------------------------------------------

  You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of our Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio of EQ Advisors Trust. Your investment results in a variable investment option will depend on the investment performance of the related portfolio.

  FIXED MATURITY OPTIONS. You may allocate amounts to one or more fixed maturity options. These amounts will receive a fixed rate of interest for a specified period. Interest is earned at a guaranteed rate set by us. We make a market value adjustment (up or down) if you make transfers or withdrawals from a fixed maturity option before its maturity date.

  TYPES OF CONTRACTS. We offer the contracts for use as:

  o A nonqualified annuity ("NQ") for after-tax contributions only.

  o An annuity that is an investment vehicle for a qualified defined contribution or defined benefit plan ("QP").

  o An individual retirement annuity ("IRA"), either traditional IRA ("Rollover IRA") or Roth IRA ("Roth Conversion IRA").

  o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") -- ("Rollover TSA").

  A contribution of at least $25,000 is required to purchase a contract.

  Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated October 18, 1999 is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's Web site at http://www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
2  CONTENTS OF THIS PROSPECTUS
--------------------------------------------------------------------------------

Contents of this prospectus
--------------------------------------------------------------------------------

EQUITABLE ACCUMULATOR(SM) SELECT

--------------------------------------------------------------------------------
Index of key words and phrases                                                 4
Who is Equitable Life?                                                         5
How to reach us                                                                6
Equitable Accumulator Select at a glance -- key features                       8

--------------------------------------------------------------------------------
FEE TABLE                                                                     10
--------------------------------------------------------------------------------
Example                                                                       13
Condensed financial information                                               14

--------------------------------------------------------------------------------
1
CONTRACT FEATURES AND BENEFITS                                                15
--------------------------------------------------------------------------------
How you can purchase and contribute to your contract                          15
Owner and annuitant requirements                                              17
How you can make your contributions                                           17
What are your investment options under the contract?                          17
Allocating your contributions                                                 21
Our baseBUILDER option                                                        22
Guaranteed minimum death benefit                                              25
Your right to cancel within a certain number of days                          25

--------------------------------------------------------------------------------
2
DETERMINING YOUR CONTRACT'S VALUE                                             27
--------------------------------------------------------------------------------
Your account value                                                            27
Your contract's value in the variable investment options                      27
Your contract's value in the fixed maturity options                           27


--------------------------------------------------------------------------------
3
TRANSFERRING YOUR MONEY AMONG
  INVESTMENT OPTIONS                                                          28
--------------------------------------------------------------------------------
Transferring your account value                                               28
Rebalancing your account value                                                28


--------------------------------------------------------------------------------
"We," "our," and "us" refer to Equitable Life. When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

--------------------------------------------------------------------------------
                                                  Contents of this prospectus  3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4
ACCESSING YOUR MONEY                                                          29
--------------------------------------------------------------------------------
Withdrawing your account value                                                29
How withdrawals are taken from your account value                             30
How withdrawals affect your guaranteed minimum
  income benefit and guaranteed minimum death
  benefit                                                                     30
Loans under Rollover TSA contracts                                            31
Surrendering your contract to receive its cash value                          32
When to expect payments                                                       32
Choosing your annuity payout options                                          32


--------------------------------------------------------------------------------
5
CHARGES AND EXPENSES                                                          35
--------------------------------------------------------------------------------
Charges that Equitable Life deducts                                           35
Charges that EQ Advisors Trust deducts                                        36
Group or sponsored arrangements                                               36

--------------------------------------------------------------------------------
6
PAYMENT OF DEATH BENEFIT                                                      37
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                       37
How death benefit payment is made                                             38
Beneficiary continuation option for Rollover IRA contracts                    38

--------------------------------------------------------------------------------
7
TAX INFORMATION                                                               40
--------------------------------------------------------------------------------
Overview                                                                      40
Transfers among investment options                                            40
Taxation of nonqualified annuities                                            40
Special rules for NQ contracts issued in Puerto Rico                          41
Individual retirement arrangements (IRAs)                                     42
Special rules for nonqualified contracts in qualified plans                   50
Tax-Sheltered Annuity contracts (TSAs)                                        50
Federal and state income tax withholding and
  information reporting                                                       55
Impact of taxes to Equitable Life                                             56

--------------------------------------------------------------------------------
8
MORE INFORMATION                                                              57
--------------------------------------------------------------------------------
About our Separate Account No. 49                                             57
About EQ Advisors Trust                                                       57
About our fixed maturity options                                              58
About the general account                                                     59
About other methods of payment                                                59
Dates and prices at which contract events occur                               60
About your voting rights                                                      61
About our year 2000 progress                                                  61
About legal proceedings                                                       62
About our independent accountants                                             62
Transfers of ownership, collateral assignments, loans,
  and borrowing                                                               62
Distribution of the contracts                                                 62


--------------------------------------------------------------------------------
9
INVESTMENT PERFORMANCE                                                        64
--------------------------------------------------------------------------------
Benchmarks                                                                    64
Communicating performance data                                                73

--------------------------------------------------------------------------------
10
INCORPORATION OF CERTAIN DOCUMENTS BY
  REFERENCE                                                                   75
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------

I -- Condensed financial information                                        A-1
II -- Purchase considerations for QP contracts                              B-1
III -- Market value adjustment example                                      C-1
IV -- Guaranteed minimum death benefit example                              D-1

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
  TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4  INDEX OF KEY WORDS AND PHRASES
--------------------------------------------------------------------------------

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.
                                                               PAGE IN
 TERM                                                         PROSPECTUS
  account value                                                   27
  annuitant                                                       15
  annuity payout options                                          32
  baseBUILDER                                                     22
  beneficiary                                                     37
  benefit base                                                    23
  business day                                                    60
  cash value                                                      27
  conduit IRA                                                     45
  contract date                                                   16
  contract date anniversary                                       16
  contract year                                                   16
  contributions to Roth IRAs                                      48
    rollover contributions                                        48
    conversion contributions                                      48
    direct custodian-to-custodian
      transfers                                                   48
  contributions to traditional IRAs                               42
    rollover contributions                                        43
    direct custodian-to-custodian
      transfers                                                   43
  ERISA                                                           31
  fixed maturity amount                                           19
  fixed maturity options                                          19
  guaranteed minimum death benefit                                25
  guaranteed minimum income benefit                               22
  IRA                                                             42
  IRS                                                             40
  investment options                                              17
  loan reserve account                                            31
  market adjusted amount                                          20
  market value adjustment                                         20
  maturity value                                                  20
  NQ                                                              40
  participant                                                     17
  portfolio                                                      cover
  processing office                                                6
  QP                                                              50
  rate to maturity                                                19
  recharacterized                                                 43
  Required Beginning Date                                         45
  Rollover IRA                                                   cover
  Rollover TSA                                                   cover
  Roth IRA                                                        47
  Roth Conversion IRA                                            cover
  SAI                                                            cover
  SEC                                                            cover
  TOPS                                                             6
  TSA                                                             50
  traditional IRA                                                 42
  unit                                                            27
  variable investment options                                     17


To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract. Your registered representative can provide further explanation about your contract or supplemental materials.

  ------------------------------------------------------------------------------
  PROSPECTUS                      CONTRACT OR SUPPLEMENTAL MATERIALS
  ------------------------------------------------------------------------------
  fixed maturity options          Guarantee Periods (Guaranteed Fixed Interest
                                  Accounts in supplemental materials)
  variable investment options     Investment Funds
  account value                   Annuity Account Value
  rate to maturity                Guaranteed Rates
  unit                            Accumulation Unit
  ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WHO IS EQUITABLE LIFE?  5
--------------------------------------------------------------------------------

Who is Equitable Life?

--------------------------------------------------------------------------------

  We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contracts.

  AXA Financial, Inc. and its consolidated subsidiaries managed approximately $390.8 billion in assets as of June 30, 1999. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

--------------------------------------------------------------------------------
  6  WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW TO REACH US

You may communicate with our processing office as listed below for any of the following purposes:

--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Accumulator Select
P.O. Box 13014
Newark, NJ 07188-0014

--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Accumulator Select
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014
Secaucus, NJ 07094

--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G.,
REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------

Equitable Accumulator Select
P.O. Box 1547
Secaucus, NJ 07096-1547

--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G.,
REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Accumulator Select
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094

--------------------------------------------------------------------------------
REPORTS WE PROVIDE:
--------------------------------------------------------------------------------

  o written confirmation of financial transactions;

  o statement of your contract values at the close of each calendar quarter (four per year); and

  o annual statement of your contract values as of the close of the contract year.

--------------------------------------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT
("TOPS") SYSTEM
--------------------------------------------------------------------------------

  TOPS is designed to provide you with up-to-date information via touch-tone telephone. You can obtain information on:

  o your current account value;

  o your current allocation percentages;

  o the number of units you have in the variable investment options;

  o rates to maturity for the fixed maturity options; and

  o the daily unit values for the variable investment options.

  You can also:

  o change your allocation percentages and/or transfer among the investment options; and

  o obtain or change your personal identification number (PIN).

  TOPS is normally available seven days a week, 24 hours a day, by calling toll free 1-888-909-7770. Of course, for reasons beyond our control, the service may sometimes be unavailable.

  We have established procedures to reasonably confirm that the instructions communicated by telephone are genuine. For example, we will require certain personal identification information before we will act on telephone instructions and we will provide written confirmation of your transfers. We will not be liable for following telephone instructions we reasonably believe to be genuine.

--------------------------------------------------------------------------------
BY INTERNET:
--------------------------------------------------------------------------------
You can also access information about your contract on the Internet. Please visit our Web site at http://www.equitable.com, and click on EQAccess.

--------------------------------------------------------------------------------
                                                       Who is Equitable Life?  7
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern time.


You should send all contributions, notices, and requests to our processing office at the address above.

WE REQUIRE THAT THE FOLLOWING TYPES OF
COMMUNICATIONS BE ON SPECIFIC FORMS WE
PROVIDE FOR THAT PURPOSE:

  (1) authorization for telephone transfers by your registered representative;

  (2) conversion of a traditional IRA contract to a Roth Conversion IRA contract;

  (3) election of the automatic investment program;

  (4) election of the rebalancing program;

  (5) requests for loans under Rollover TSA contracts;

  (6) spousal consent for loans under Rollover TSA contracts;

  (7) contract surrender and withdrawal requests;

  (8) tax withholding election; and

  (9) election of the beneficiary continuation option.

WE ALSO HAVE SPECIFIC FORMS THAT WE
RECOMMEND YOU USE FOR THE FOLLOWING TYPES
OF REQUESTS:

  (1) address changes;

  (2) beneficiary changes;

  (3) transfers between investment options; and

  (4) requests to exercise your guaranteed minimum income benefit.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING
WE REQUIRE WRITTEN NOTIFICATION GENERALLY
AT LEAST SEVEN CALENDAR DAYS BEFORE THE
NEXT SCHEDULED TRANSACTION:

  (1) automatic investment program;

  (2) general dollar cost averaging;

  (3) rebalancing;

  (4) special dollar cost averaging;

  (5) substantially equal withdrawals;

  (6) systematic withdrawals; and

  (7) the date annuity payments are to begin.

  You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners both must sign.

--------------------------------------------------------------------------------
8  EQUITABLE ACCUMULATOR SELECT AT A GLANCE -- KEY FEATURES
--------------------------------------------------------------------------------

Equitable Accumulator Select at a glance -- key features

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROFESSIONAL             Equitable Accumulator Select's variable investment
INVESTMENT               options invest in 22 different portfolios managed by
MANAGEMENT               professional investment advisers.
--------------------------------------------------------------------------------
FIXED MATURITY           o 10 fixed maturity options with maturities ranging
OPTIONS                    from approximately 1 to 10 years.

                         o Each fixed maturity option offers a guarantee of
                           principal and interest rate if you hold it to
                           maturity.
                        --------------------------------------------------------
                         If you make withdrawals or transfers from a fixed
                         maturity option before maturity, there will be a market
                         value adjustment due to differences in interest rates.
                         This may increase or decrease any value that you have
                         left in that fixed maturity option. If you surrender
                         your contract, a market value adjustment may also
                         apply.
--------------------------------------------------------------------------------
TAX ADVANTAGES           o On earnings inside the       No tax on any dividends,
                           contract                     interest or capital
                                                        gains until you make
                                                        withdrawals from your
                                                        contract or receive
                                                        annuity payments.
                        --------------------------------------------------------
                         o On transfers inside the      No tax on transfers
                           contract                     among investment
                                                        options.
                        --------------------------------------------------------
                         If you are buying a contract to fund a retirement plan
                         that already provides tax deferral under sections of
                         the Internal Revenue Code (IRA, QP, and Rollover TSA),
                         you should do so for the contract's features and
                         benefits other than tax deferral. In such situations,
                         the tax deferral of the contract does not provide
                         additional benefits.
--------------------------------------------------------------------------------
BASEBUILDER(TM)          baseBUILDER combines a guaranteed minimum income
PROTECTION               benefit with a guaranteed minimum death benefit. This
                         optional feature provides income protection for you
                         while the annuitant lives, as well as a death benefit
                         for the beneficiary should the annuitant die.
--------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS     o Initial minimum:             $25,000

                         o Additional minimum:          $1,000
                                                        $100 monthly and $300
                                                        quarterly under our
                                                        automatic investment
                                                        program (NQ contracts)
                        --------------------------------------------------------
                         Maximum contribution limitations may apply.
--------------------------------------------------------------------------------
ACCESS TO YOUR MONEY     o Lump sum withdrawals

                         o Several withdrawal options on a periodic basis

                         o Loans under Rollover TSA contracts

                         o Contract surrender

                         You may incur income tax and a tax penalty.
--------------------------------------------------------------------------------
PAYOUT ALTERNATIVES      o Annuity payout options

                         o Income Manager(R) payout options
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     EQUITABLE ACCUMULATOR SELECT AT A GLANCE -- KEY FEATURES  9
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ADDITIONAL FEATURES      o Dollar cost averaging

                         o Automatic investment program

                         o Account value rebalancing (quarterly, semiannually,
                           and annually)

                         o Unlimited free transfers
--------------------------------------------------------------------------------
FEES AND CHARGES         o Daily charges on amounts invested in variable
                           investment options for mortality and expense risks, administrative, and distribution charges at an annual rate of 1.60%.

                         o Annual 0.30% benefit base charge for the optional
                           baseBUILDER benefit. The benefit base is described under "Contract features and benefits -- Your guaranteed minimum income benefit under baseBUILDER." No additional charge if you want a guaranteed minimum death benefit only.

                         o No sales charge deducted at the time you make
                           contributions, no withdrawal charge, and no annual contract fee.

                         o We deduct a charge for taxes such as premium taxes
                           that may be imposed in your state. This charge is generally deducted from the amount applied to an annuity payout option.

                         o We generally deduct a $350 annuity administrative fee
                           from amounts applied to purchase certain life annuity payout options.

                         o Annual expenses of EQ Advisors Trust portfolios are
                           calculated as a percentage of the average daily net assets invested in each portfolio. These expenses include management fees ranging from 0.25% to 1.15% annually, 12b-1 fees of 0.25% annually, and other expenses.
--------------------------------------------------------------------------------
ANNUITANT ISSUE AGES     NQ: 0-85
                         Rollover IRA, Roth Conversion IRA, and Rollover TSA:
                           20-85
                         QP: 20-75
--------------------------------------------------------------------------------

THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.

For more detailed information we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your registered representative, or call us, if you have any questions.

--------------------------------------------------------------------------------
 10  FEE TABLE
--------------------------------------------------------------------------------

Fee table

--------------------------------------------------------------------------------

The fee table below will help you understand the various charges and expenses that apply to your contract. The table reflects charges you will directly incur under the contract, as well as charges and expenses of the portfolios that you will bear indirectly. Charges for taxes, such as premium taxes, may also apply. Also, an annuity administrative fee may apply when your annuity payments are to begin. Each of the charges and expenses is more fully described under "Charges and expenses" later in this prospectus. For a complete description of portfolio charges and expenses, please see the attached prospectus for EQ Advisors Trust.

The fixed maturity options are not covered by the fee table and examples. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

--------------------------------------------------------------------------------
  CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN
  ANNUAL PERCENTAGE OF DAILY NET ASSETS
--------------------------------------------------------------------------------
  Mortality and expense risks(1)                                      1.10%
  Administrative(2)                                                   0.25%
  Distribution                                                        0.25%
                                                                      ----
  Total annual expenses                                               1.60%
--------------------------------------------------------------------------------
  CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT THE OPTIONAL BENEFIT
--------------------------------------------------------------------------------
  BASEBUILDER BENEFITS CHARGE (calculated as a percentage
  of the benefit base.  Deducted annually on each contract
  date anniversary)(3)                                                0.30%
--------------------------------------------------------------------------------


  EQ ADVISORS TRUST ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 TOTAL
                                                                                          OTHER                 ANNUAL
                                                                                         EXPENSES              EXPENSES
                                              MANAGEMENT                              (AFTER EXPENSE        (AFTER EXPENSE
                                               FEES(4)           12B-1 FEES(5)        LIMITATION)(6)        LIMITATION)(7)
-----------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                           0.35%               0.25%                   0.03%                0.63%
Alliance High Yield                             0.60%               0.25%                   0.04%                0.89%
Alliance Common Stock                           0.36%               0.25%                   0.04%                0.65%
Alliance Aggressive Stock                       0.54%               0.25%                   0.04%                0.83%
Alliance Small Cap Growth                       0.90%               0.25%                   0.06%                1.21%
EQ/Alliance Premier Growth                      0.90%               0.25%                   0.00%                1.15%
BT Equity 500 Index                             0.25%               0.25%                   0.05%                0.55%
BT Small Company Index                          0.25%               0.25%                   0.25%                0.75%
BT International Equity Index                   0.35%               0.25%                   0.40%                1.00%
Capital Guardian U.S. Equity                    0.65%               0.25%                   0.05%                0.95%
Capital Guardian Research                       0.65%               0.25%                   0.05%                0.95%
Capital Guardian International                  0.75%               0.25%                   0.20%                1.20%
JPM Core Bond                                   0.45%               0.25%                   0.10%                0.80%
Lazard Large Cap Value                          0.55%               0.25%                   0.15%                0.95%
Lazard Small Cap Value                          0.80%               0.25%                   0.15%                1.20%
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   FEE TABLE  11
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 TOTAL
                                                                                          OTHER                 ANNUAL
                                                                                         EXPENSES              EXPENSES
                                              MANAGEMENT                              (AFTER EXPENSE        (AFTER EXPENSE
                                               FEES(4)           12B-1 FEES(5)        LIMITATION)(6)        LIMITATION)(7)
-----------------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                          0.55%               0.25%                   0.05%                0.85%
MFS Research                                    0.55%               0.25%                   0.05%                0.85%
MFS Emerging Growth Companies                   0.55%               0.25%                   0.05%                0.85%
Morgan Stanley Emerging Markets Equity          1.15%               0.25%                   0.35%                1.75%
EQ/Putnam Growth & Income Value                 0.55%               0.25%                   0.05%                0.85%
EQ/Putnam Investors Growth                      0.55%               0.25%                   0.15%                0.95%
EQ/Putnam International Equity                  0.70%               0.25%                   0.25%                1.20%
-----------------------------------------------------------------------------------------------------------------------------

---------------------
Notes:

 (1) A portion of this charge is for providing the guaranteed minimum death benefit.

 (2) We reserve the right to increase this charge to a maximum annual rate of 0.35%.

 (3) The benefit base is described under "Contract features and benefits -- Your guaranteed minimum income benefit under baseBUILDER."

 (4) The management fees or the maximum management fees, if a maximum applies, for each portfolio cannot be increased without a vote of that portfolio's shareholders.

 (5) Portfolio shares are all subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts. Prior to October 18, 1999, the total annual expenses for the Alliance Small Cap Growth portfolio were limited to 1.20% under an expense limitation arrangement related to that portfolio's Rule 12b-1 Plan. The arrangement is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1998, absent the expense limitation arrangement.

 (6) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (7) for any expense limitation agreements.

     On October 18, 1999, the Alliance portfolios (other than EQ/Alliance Premier Growth) became part of the portfolios of EQ Advisors Trust. The "Other Expenses" for these portfolios have been restated to reflect the estimated expenses that would have been incurred had these portfolios been portfolios of EQ Advisors Trust for the year ended December 31, 1998. The restated expenses reflect an increase of 0.01%.

 (7) Equitable Life, EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to certain portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of certain portfolios (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses, and 12b-1 fees) are limited as a percentage of the average daily net assets of the following portfolios: 0.90% for EQ/Alliance Premier Growth; 0.30% for BT Equity 500 Index; 0.50% for BT Small Company Index; 0.75% for BT International Equity Index; 0.70% for Capital Guardian U.S. Equity and Capital Guardian Research; 0.95% for Capital Guardian International; 0.55% for JPM Core Bond; 0.70% for Lazard Large Cap Value; 0.95% for Lazard Small Cap Value; 0.60% for MFS Growth with Income, MFS Research, and MFS Emerging Growth Companies; 1.50% for Morgan Stanley Emerging Markets Equity; 0.60% for EQ/Putnam Growth & Income Value; 0.70% for EQ/Putnam Investors Growth; 0.95% for EQ/Putnam International Equity. The expenses shown for the BT International Equity Index, BT Small Company Index, EQ/Putnam Investors Growth, and Lazard Large Cap Value portfolios reflect an increase effective on May 1, 1999.

--------------------------------------------------------------------------------
 12  FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     Absent the expense limitation, the "Other Expenses" for 1998 on an annualized basis for each of the portfolios would have been as follows:
     0.33% for BT Equity 500 Index; 1.31% for BT Small Company Index; 0.89% for BT International Equity Index; 0.33% for JPM Core Bond; 0.40% for Lazard Large Cap Value; 0.49% for Lazard Small Cap Value; 0.25% for MFS Research; 0.24% for MFS Emerging Growth Companies; 1.23% for Morgan Stanley Emerging Markets Equity; 0.24% for EQ/Putnam Growth & Income Value; 0.29% for EQ/Putnam Investors Growth; 0.51% for EQ/Putnam International Equity. For the following portfolios, the "Other Expenses" for 1999, absent the expense limitation, are estimated to be as follows: 0.74% for EQ/Alliance Premier Growth; 0.74% for Capital Guardian U.S. Equity and Capital Guardian Research; 1.03% for Capital Guardian International; 0.59% for MFS Growth with Income. Initial seed capital was invested on December 31, 1998 for the MFS Growth with Income portfolio and April 30, 1999 for the EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian International, and Capital Guardian Research portfolios.

     Each portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that, among other things, such portfolio has reached sufficient size to permit such reimbursement to be made and provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. For more information see the prospectus for EQ Advisors Trust.

--------------------------------------------------------------------------------
                                                                   FEE TABLE  13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

EXAMPLE

The example below shows the expenses that a hypothetical contract owner (who has elected baseBUILDER) would pay in the situation illustrated. We assume that a $1,000 contribution is invested in one of the variable investment options listed and a 5% annual return is earned on the assets in that option.(1)

The example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.

----------------------------------------------------------------------------------------------------------
                                                            AT THE END OF EACH PERIOD SHOWN,
                                                                 THE EXPENSES WOULD BE:
                                             -------------------------------------------------------------
                                             1 YEAR            3 YEARS           5 YEARS          10 YEARS
----------------------------------------------------------------------------------------------------------
Alliance Money Market                        $25.80             $79.51           $136.17           $291.77
Alliance High Yield                          $28.38             $87.24           $149.02           $317.19
Alliance Common Stock                        $26.00             $80.11           $137.17           $293.77
Alliance Aggressive Stock                    $27.78             $85.45           $146.06           $311.37
Alliance Small Cap Growth                    $31.55             $96.69           $164.64           $347.60
EQ/Alliance Premier Growth                   $30.96             $94.93                --                --
BT Equity 500 Index                          $25.01             $77.13           $132.19           $283.84
BT Small Company Index                       $26.99             $83.08           $142.11           $303.58
BT International Equity Index                $29.47             $90.50           $154.42           $327.76
Capital Guardian U.S. Equity                 $28.97             $89.02                --                --
Capital Guardian Research                    $28.97             $89.02                --                --
Capital Guardian International               $31.45             $96.40                --                --
JPM Core Bond                                $27.49             $84.57           $144.58           $308.45
Lazard Large Cap Value                       $28.97             $89.02           $151.96           $322.95
Lazard Small Cap Value                       $31.45             $96.40           $164.16           $346.68
MFS Growth with Income                       $27.98             $86.05                --                --
MFS Research                                 $27.98             $86.05           $147.04           $313.31
MFS Emerging Growth Companies                $27.98             $86.05           $147.04           $313.31
Morgan Stanley Emerging Markets Equity       $36.91            $112.51           $190.55           $396.85
EQ/Putnam Growth & Income Value              $27.98             $86.05           $147.04           $313.31
EQ/Putnam Investors Growth                   $28.97             $89.02           $151.96           $322.95
EQ/Putnam International Equity               $31.45             $96.40           $164.16           $346.68
----------------------------------------------------------------------------------------------------------

---------------------

(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of payments under an annuity payout option. See "Accessing your money."

--------------------------------------------------------------------------------
 14  Fee table
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

IF YOU ELECT AN ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued (see note (1) above), and you elect a life annuity payout option, the expenses shown in the example would, in each case, be increased by $4.43 based on the average amount applied to annuity payout options in 1998. See "Annuity administrative fee" under "Charges and expenses."

CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 1998.

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  15
--------------------------------------------------------------------------------
1
Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We require a minimum initial contribution of $25,000 for you to purchase a contract. You may make additional contributions of at least $1,000 each, subject to limitations noted below. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.

--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                      AVAILABLE
 CONTRACT           FOR ANNUITANT                                                     LIMITATIONS ON
 TYPE                ISSUE AGES         SOURCE OF CONTRIBUTIONS                       CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
 NQ                 0 through 85      o After-tax money.                             o No additional contributions after
                                                                                       age 86.
                                      o Paid to us by check or transfer of
                                        contract value in a tax-deferred exchange
                                        under Section 1035 of the Internal Revenue
                                        Code.
---------------------------------------------------------------------------------------------------------------------------------
 Rollover IRA       20 through 85     o Rollovers from a qualified plan.             o No rollover or direct transfer
                                                                                       contributions after age 86.
                                      o Rollovers from a TSA.
                                                                                     o Contributions after age 70 1/2
                                      o Rollovers from another traditional             must be net of required minimum
                                        individual retirement arrangement.             distributions.

                                      o Direct custodian-to-custodian transfers      o Regular IRA contributions are not
                                        from another traditional individual            permitted.
                                        retirement arrangement.
---------------------------------------------------------------------------------------------------------------------------------
 Roth Conversion    20 through 85     o Rollovers from another Roth IRA.             o No additional rollover or direct
 IRA                                                                                   transfer contributions after age 86.
                                      o Conversion rollovers from a traditional
                                        IRA.                                         o Conversion rollovers after age 70 1/2
                                                                                       must be net of required minimum
                                      o Direct transfers from another Roth IRA.        distributions for the traditional IRA you
                                                                                       are rolling over.

                                                                                     o You cannot roll over funds from a
                                                                                       traditional IRA if your adjusted gross
                                                                                       income is $100,000 or more.

                                                                                     o Regular after-tax contributions are not
                                                                                       permitted.
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 16  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                      AVAILABLE
 CONTRACT           FOR ANNUITANT                                                     LIMITATIONS ON
 TYPE                ISSUE AGES         SOURCE OF CONTRIBUTIONS                       CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
  QP                20 through 75     o Only transfer contributions from an          o Regular ongoing payroll contributions
                                        existing qualified plan trust as a             are not permitted.
                                        change of investment vehicle under
                                        the plan.                                    o Only one additional contribution may
                                                                                       be made during a contract year.

                                      o The plan must be qualified under             o No additional transfer contributions
                                        Section 401(a) of the Internal Revenue         after age 76.
                                        Code.
                                                                                     o For defined benefit plans, employee
                                      o For 401(k) plans, transferred                  contributions are not permitted.
                                        contributions may only include
                                        employee pre-tax contributions.              o Contributions after age 70 1/2 must be
                                                                                       net of any required minimum
                                                                                       distributions.
---------------------------------------------------------------------------------------------------------------------------------
  Rollover TSA      20 through 85    o Rollovers from another TSA contract or       o No additional rollover or direct transfer
                                       arrangement.                                   contributions after age 86.

                                     o Rollovers from a traditional IRA which       o Contributions after age 70 1/2 must be
                                       was a "conduit" for TSA funds                  net of required minimum distributions.
                                       previously rolled over.

                                     o Direct transfers from another contract
                                       or arrangement under Section 403(b)
                                       of the Internal Revenue Code,
                                       complying with IRS Revenue Ruling 90-24.
---------------------------------------------------------------------------------------------------------------------------------


See "Tax information" for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all Equitable Accumulator contracts with the same annuitant would then total more than $1,500,000. We reserve the right to limit aggregate contributions made after the first contract year to 150% of first-year contributions. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation contracts that you own would then total more than $2,500,000.

--------------------------------------------------------------------------------
The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." The "contract date" is the effective date of a contract. This usually is the business day we receive your initial contribution. Your contract date will be shown in your contract.
--------------------------------------------------------------------------------

For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" under "More information" later in this prospectus.

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  17
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different than the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Under Rollover IRA, Roth Conversion IRA, and Rollover TSA contracts, the owner and annuitant must be the same person.

Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix II for more information on QP contracts.

--------------------------------------------------------------------------------
A participant is an individual who is currently, or was formerly, participating in an eligible employer's QP or TSA plan.
--------------------------------------------------------------------------------

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to Equitable Life. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail under "More information" later in this prospectus.

Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the registered representative submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

--------------------------------------------------------------------------------
Our "business day" is any day the New York Stock Exchange is open for trading.
--------------------------------------------------------------------------------

SECTION 1035 EXCHANGES

You may apply the value of an existing nonqualified deferred annuity contract (or life insurance or endowment contract) to purchase an Equitable Accumulator Select NQ contract in a tax-free exchange if you follow certain procedures as shown in the form that we require you to use. Also see "Tax information" later in this prospectus.

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options and the fixed maturity options.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the 22 variable investment options will depend on the investment performance of the underlying portfolios. Listed below are the currently available portfolios, their investment objectives, and their advisers.

--------------------------------------------------------------------------------
You can choose from among 22 variable investment options.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 18  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
PORTFOLIOS OF EQ ADVISORS TRUST
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                     OBJECTIVE                                         ADVISER
---------------------------------------------------------------------------------------------------------------------------

 Alliance Money Market             High level of current income while preserving     Alliance Capital Management L.P.
                                   assets and maintaining liquidity
---------------------------------------------------------------------------------------------------------------------------
 Alliance High Yield               High return by maximizing current income          Alliance Capital Management L.P.
                                   and, to the extent consistent with that
                                   objective, capital appreciation
---------------------------------------------------------------------------------------------------------------------------
 Alliance Common Stock             Long-term growth of capital and increasing        Alliance Capital Management L.P.
                                   income
---------------------------------------------------------------------------------------------------------------------------
 Alliance Aggressive Stock         Long-term growth of capital                       Alliance Capital Management L.P.
---------------------------------------------------------------------------------------------------------------------------
 Alliance Small Cap Growth         Long-term growth of capital                       Alliance Capital Management L.P.
---------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Premier Growth        Long-term growth of capital                       Alliance Capital Management L.P.
---------------------------------------------------------------------------------------------------------------------------
 BT Equity 500 Index               Replicate as closely as possible (before          Bankers Trust Company
                                   deduction of portfolio expenses) the total
                                   return of the Standard & Poor's 500
                                   Composite Stock Price Index
---------------------------------------------------------------------------------------------------------------------------
 BT Small Company Index            Replicate as closely as possible (before          Bankers Trust Company
                                   deduction of portfolio expenses) the total
                                   return of the Russell 2000 Index
---------------------------------------------------------------------------------------------------------------------------
 BT International Equity Index     Replicate as closely as possible (before          Bankers Trust Company
                                   deduction of portfolio expenses) the total
                                   return of the Morgan Stanley Capital
                                   International Europe, Australia, Far East Index
---------------------------------------------------------------------------------------------------------------------------
 Capital Guardian U.S. Equity      Long-term growth of capital                       Capital Guardian Trust Company
---------------------------------------------------------------------------------------------------------------------------
 Capital Guardian Research         Long-term growth of capital                       Capital Guardian Trust Company
---------------------------------------------------------------------------------------------------------------------------
 Capital Guardian International    Long-term growth of capital by investing          Capital Guardian Trust Company
                                   primarily in non-United States equity securities
---------------------------------------------------------------------------------------------------------------------------
 JPM Core Bond                     High total return consistent with moderate risk   J.P. Morgan Investment Management Inc.
                                   of capital and maintenance of liquidity
---------------------------------------------------------------------------------------------------------------------------
 Lazard Large Cap Value            Capital appreciation                              Lazard Asset Management
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  19
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
PORTFOLIOS OF EQ ADVISORS TRUST (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                OBJECTIVE                                         ADVISER
------------------------------------------------------------------------------------------------------------------------

Lazard Small Cap Value        Capital appreciation                              Lazard Asset Management
------------------------------------------------------------------------------------------------------------------------
MFS Growth with Income        Reasonable current income and long-term           Massachusetts Financial Services Company
                              growth of capital and income
------------------------------------------------------------------------------------------------------------------------
MFS Research                  Long-term growth of capital and future income     Massachusetts Financial Services Company
------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth           Long-term capital growth                          Massachusetts Financial Services Company
   Companies
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging       Long-term capital appreciation                    Morgan Stanley Asset Management
   Markets Equity
------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth              Capital growth, current income is a secondary     Putnam Investment Management, Inc.
   & Income Value             objective
------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors           Long-term growth of capital and any increased     Putnam Investment Management, Inc.
   Growth                     income that results from this growth
------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International       Capital appreciation                              Putnam Investment Management, Inc.
   Equity
------------------------------------------------------------------------------------------------------------------------

Other important information about the portfolios is included in the prospectus for EQ Advisors Trust attached at the end of this prospectus.

FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates ranging from one to ten years. You can allocate your contributions to one or more of these fixed maturity options. These amounts become part of our general account assets. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in contracts issued in Maryland.

--------------------------------------------------------------------------------
 20  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Fixed maturity options range from one to ten years to maturity.
--------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution. The rate will never be less than 3%. If you make any withdrawals or transfers from a fixed maturity option before the maturity date, we will make a "market value adjustment" that may increase or decrease any fixed maturity amount you have left in that fixed maturity option. We discuss the market value adjustment below and in greater detail later in this prospectus under "More information."

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on February 15th for each of the maturity years 2000 through 2009. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

o the fixed maturity option's maturity date is within the current calendar year; or

o the rate to maturity is 3%; or

o for annuitants ages 76 or older, the fixed maturity option's maturity date is later than the February 15th immediately following the date annuity payments are to begin.

YOUR CHOICES AT THE MATURITY DATE. We will notify you on or before December 31st of the year before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

(a) transfer the maturity value into another available fixed maturity option or into any of the variable investment options; or

(b) withdraw the maturity value.

If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the fixed maturity option that will mature next.

MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b) the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date.

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  21
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, under "More information" later in this prospectus. Appendix III of this prospectus provides an example of how the market value adjustment is calculated.

ALLOCATING YOUR CONTRIBUTIONS

You may choose from among three ways to allocate your contributions under your contract: self-directed, principal assurance, or dollar cost averaging.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. However, the total of your allocations must equal 100%. If the annuitant is age 76 or older, you may allocate contributions to fixed maturity options if their maturities are five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the February 15th immediately following the date annuity payments are to begin.

PRINCIPAL ASSURANCE ALLOCATION

Under this allocation program you select a fixed maturity option. We specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you select generally may not be later than 10 years, or earlier than 7 years from your contract date. You allocate the rest of your contribution to the variable investment options however you choose.

For example, if your initial contribution is $10,000, and on August 2, 1999 you chose the fixed maturity option with a maturity date of February 15, 2009, since the rate to maturity was 5.60% on August 2, 1999, we would have allocated $5,943.72 to that fixed maturity option and the balance to your choice of variable investment options. On the maturity date your value in the fixed maturity option would be $10,000.

The principal assurance allocation is only available for annuitant ages 75 or younger when the contract is issued. If you are purchasing a Rollover IRA, QP, or Rollover TSA contract, before you select a maturity year that would extend beyond the year in which you will reach age 70 1/2, you should consider whether your value in the variable investment options, or your other traditional IRA or TSA funds are sufficient to meet your required minimum distributions. See "Tax information."

DOLLAR COST AVERAGING

We offer two dollar cost averaging programs. Each program allows you to gradually transfer amounts from the Alliance Money Market option to the other variable investment options by periodically transferring approximately the same dollar amount to the other variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses.


--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. You may dollar cost average from the Alliance Money Market option into any of the other variable investment options. You must allocate your entire initial contribution into the Alliance Money Market option. We will transfer your value in the Alliance Money Market option into the other variable investment options that you select over the next 12 months or such other period we may offer. The transfer date will be

--------------------------------------------------------------------------------
 22  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

the same day of the month as the contract date, but not later than the 28th. All amounts will be transferred out by the end of the first contract year or such other period we may offer. Under this program we will not deduct the mortality and expense risks, administrative, and distribution charges from assets in the Alliance Money Market option. You may not allocate additional contributions to the Alliance Money Market option under this program.

The only amounts that should be transferred from the Alliance Money Market option are your regularly scheduled monthly transfers to the other variable investment options. If you request to transfer or withdraw any other amounts, we will transfer all of the value that you have remaining in the Alliance Money Market option to the other investment options according to the allocation percentages we have on file for you. As a result, you will no longer be able to participate in the special dollar cost averaging program. You may also ask us to cancel your participation at any time.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the Alliance Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly, or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the Alliance Money Market option have been transferred out.

The minimum amount that we will transfer each time is $250. The maximum amount we will transfer is equal to your value in the Alliance Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

If, on any transfer date, your value in the Alliance Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

                                   ----------

You may not elect dollar cost averaging if you are participating in the rebalancing program. See "Transferring your money among investment options."

OUR BASEBUILDER OPTION

The baseBUILDER option offers you a combined guaranteed minimum income benefit and guaranteed minimum death benefit. The combined benefit is available if the annuitant is between the ages of 20 and 75. There is an additional charge for this benefit. See "baseBUILDER benefits charge" under "Charges and expenses."

--------------------------------------------------------------------------------
baseBUILDER provides income protection if you elect an income payout while the annuitant is alive and a death benefit if the annuitant dies.
--------------------------------------------------------------------------------

The guaranteed minimum income benefit component of baseBUILDER is described below under "Your guaranteed minimum income benefit under baseBUILDER." As part of baseBUILDER you have a choice of two guaranteed minimum death benefit options: either a "5% roll up to age 80" or an "annual ratchet to age 80." The two options are described under "Guaranteed minimum death benefit." The guaranteed minimum death benefit is provided under the contract even if you do not elect baseBUILDER, and for a broader range of annuitant ages at contract issue than those available under baseBUILDER.

YOUR GUARANTEED MINIMUM INCOME BENEFIT UNDER BASEBUILDER

The guaranteed minimum income benefit guarantees you a minimum amount of lifetime income under our Income Manager (life annuity with a period certain) payout annuity contract. The Income Manager (life annuity with a period certain) payout annuity contract provides payments during a specified period of time (called a period certain) that will continue for the rest of the annuitant's life thereafter. If the annuitant dies before the period certain has ended,

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  23
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

payments will continue to the beneficiary for the time remaining in the period certain.

--------------------------------------------------------------------------------
We also refer to the guaranteed minimum income benefit as the "Living
Benefit."
--------------------------------------------------------------------------------

GUARANTEED MINIMUM INCOME BENEFIT'S BENEFIT BASE.

On the contract date, your guaranteed minimum income benefit's benefit base ("benefit base") is equal to the initial contribution. Thereafter, your benefit base will be credited with interest each day through the annuitant's age 80. The effective annual interest rate is 5% for amounts in the variable investment options (other than the Alliance Money Market option) and in the special dollar cost averaging program. Amounts in the Alliance Money Market option, the fixed maturity options, and in a Rollover TSA contract loan reserve account will be credited with interest at a 3% effective annual rate. No interest is credited after age 80.

If you make an additional contribution to your contract, we will increase your current benefit base by the dollar amount of the additional contribution on the date that the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your benefit base for the withdrawal on the date that you make the withdrawal. See "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" under "Accessing your money" for more detailed information. Under Rollover TSA contracts, we will reduce your benefit base by the amount of any outstanding loan plus accrued interest on the date that you exercise your guaranteed minimum income benefit.

--------------------------------------------------------------------------------
Your benefit base is not an account value or a cash value and is used solely for purposes of calculating your guaranteed minimum income benefit.
--------------------------------------------------------------------------------

EXERCISING YOUR BENEFIT AND INCOME YOU WILL RECEIVE.

If you exercise the guaranteed minimum income benefit, the annual lifetime income that you will receive under the Income Manager (life annuity with a period certain) payout annuity contract, will be the greater of (i) your guaranteed minimum income benefit, or (ii) the income provided by applying your actual account value at our then current annuity purchase factors.

The guaranteed minimum income benefit is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

--------------------------------------------------------------------------------
The guaranteed minimum income benefit should be regarded as a safety net only.
--------------------------------------------------------------------------------

ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT.

The table below illustrates the guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the Alliance Money Market option or the fixed maturity options.

--------------------------------------------------------------------------------
                                         GUARANTEED MINIMUM
                                  INCOME BENEFIT -- ANNUAL INCOME
       CONTRACT DATE                   PAYABLE FOR LIFE WITH
  ANNIVERSARY AT EXERCISE              10 YEAR PERIOD CERTAIN
--------------------------------------------------------------------------------
             7                                $8,315
            10                               $10,341
            15                               $14,924
--------------------------------------------------------------------------------

Under NQ, Rollover IRA, and Roth Conversion IRA contracts, you may exercise the guaranteed minimum income benefit only within 30 days following the seventh or later contract date anniversary under your contract. However, you may not exercise the benefit before the annuitant is age 60, or after the annuitant is age 83. There is an exception if the annuitant is between ages 20 and 44 when your contract is issued. In this case you may exercise the benefit following the 15th or later contract date anniversary, but not after the annuitant is age 83. See "Exercise of guaranteed minimum income benefit under QP and Rollover TSA contracts" below regarding exercising the benefit under QP and Rollover TSA contracts.

--------------------------------------------------------------------------------
 24  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Your contract will terminate when you exercise your guaranteed minimum income benefit. You will then receive an Income Manager (life annuity with a period certain) payout annuity contract. Your period certain will be based on the annuitant's age at the time the benefit is exercised, as follows:

----------------------------------------------------------------
                        LEVEL PAYMENTS*
----------------------------------------------------------------
                                       PERIOD CERTAIN YEARS
                                    ----------------------------
                                    ROLLOVER IRA
                                      AND ROTH
    ANNUITANT'S                      CONVERSION
  AGE AT EXERCISE                       IRA                 NQ
----------------------------------------------------------------

        60 to 75                        10                  10
           76                            9                  10
           77                            8                  10
           78                            7                  10
           79                            7                  10
           80                            7                  10
           81                            7                   9
           82                            7                   8
           83                            7                   7
----------------------------------------------------------------
* Other forms and periods certain may also be available. For Rollover IRA contracts, please see "Required minimum distributions" under "Individual retirement arrangements" in "Tax information," as to how this option may be affected if exercised after age 70 1/2.

You will begin receiving payments one payment period after the payout annuity contract is issued. For example, if you select monthly annuity payments, we will send your first payment to you approximately one month from the date your contract is issued.

Each year on your contract date anniversary, if you are eligible to exercise the guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You may then notify us within 30 days following the contract date anniversary if you want to exercise the guaranteed minimum income benefit. You must return your contract to us in order to exercise this benefit. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

You may also apply your cash value at any time to an Income Manager (life annuity with a period certain) payout annuity contract, and you may always apply your account value to any of our annuity payout options. The annuity payout options are discussed under "Accessing your money." These options differ from the Income Manager payout annuity contracts. They may provide higher or lower income levels, but do not have all the features of the Income Manager payout annuity contract. You may request an illustration of the Income Manager payout annuity contract from your registered representative.

The Income Manager (life annuity with a period certain) payout annuity contracts are offered through our prospectus for the Income Manager payout annuities. You may obtain a copy of the most current version from your registered representative. You should read it carefully before you decide to exercise your guaranteed minimum income benefit.

SUCCESSOR ANNUITANT/CONTRACT OWNER. If the successor annuitant/contract owner (discussed under "More information" later in this prospectus) elects to continue the contract after your death, the guaranteed minimum income benefit will continue to be available on the contract date anniversaries specified above based on the contract date. However, the guaranteed minimum income benefit must be exercised based on the age of the successor annuitant/contract owner.

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT UNDER QP AND ROLLOVER TSA CONTRACTS. Under QP contracts, the guaranteed minimum income benefit may be exercised in the same manner as described above only after the trustee of the qualified plan directly rolls over the QP contract to a Rollover IRA contract. In this process the ownership of the QP contract is changed to the annuitant. The rollover to a Rollover IRA contract and change of ownership may only occur when the annuitant will no longer be a participant in the qualified plan.

Similarly, under Rollover TSA contracts the contract owner must convert the Rollover TSA contract in a direct rollover to a Rollover IRA contract according to our rules. The rollover to a Rollover IRA contract may only occur when you are eligible for a rollover distribution from a TSA. This may generally occur when you are age 59 1/2, or you are separated from service from the employer who provided the Rollover TSA

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  25
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

funds. See "Rollover or direct transfer contributions" under "Tax information" later in this prospectus.

GUARANTEED MINIMUM DEATH BENEFIT

Applicable for annuitant ages 0 through 79 at issue of NQ contracts; 20 through 79 at issue of Rollover IRA, Roth Conversion IRA, and Rollover TSA contracts; and 20 through 75 at issue of QP contracts.

You may elect either the "5% roll up to age 80" or the "annual ratchet to age 80" guaranteed minimum death benefit when you apply for a contract. Once you have made your election, you may not change it.

5% ROLL UP TO AGE 80. On the contract date, the guaranteed minimum death benefit equals your initial contribution. Thereafter, the guaranteed minimum death benefit will be credited with interest each day through the annuitant's age 80. The effective annual interest rate is 5% for amounts in the variable investment options (other than the Alliance Money Market option) and in the special dollar cost averaging program. Amounts in the Alliance Money Market option, the fixed maturity options and in a Rollover TSA contract loan reserve account will be credited with interest at a 3% effective annual rate. No interest is credited after the annuitant is age 80.

If you make additional contributions, we will increase your current guaranteed minimum death benefit by the dollar amount of the additional contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your guaranteed minimum death benefit for the withdrawal on the date you take the withdrawal.

ANNUAL RATCHET TO AGE 80. On the contract date, your guaranteed minimum death benefit equals your initial contribution. Then, on each contract date anniversary, we will determine your guaranteed minimum death benefit by comparing your current guaranteed minimum death benefit to your account value on that contract date anniversary. If your account value is higher than your guaranteed minimum death benefit, we will increase your guaranteed minimum death benefit to equal your account value. On the other hand, if your account value on the contract date anniversary is less than your guaranteed minimum death benefit, we will not adjust your guaranteed minimum death benefit either up or down.

If you make additional contributions, we will increase your current guaranteed minimum death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your guaranteed minimum death benefit on the date you take the withdrawal.

Applicable for annuitant ages 80 through 85 when the contract is issued.

On the contract date, your guaranteed minimum death benefit equals your initial contribution. Thereafter, it will be increased by the dollar amount of any additional contributions. We will adjust your guaranteed minimum death benefit if you take any withdrawals.

                                   ----------

Please see "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" under "Accessing your money" for information on how withdrawals affect your guaranteed minimum death benefit.

See Appendix IV for an example of how we calculate the guaranteed minimum death benefit.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our processing office within 10 days after you receive it. In some states, this "free look" period may be longer.

Generally, your refund will equal your account value under the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we

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 26  Contract features and benefits
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

deduct), and (ii) any positive or negative market value adjustments in the fixed maturity options through the date we receive your contract. Some states require that we refund the full amount of your contribution (not reflecting (i) or (ii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you may apply for a contract with us again if:

o you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth Conversion IRA contract, you may cancel your Roth Conversion IRA contract and return to a Rollover IRA contract. Our processing office, or your registered representative, can provide you with the cancellation instructions.

--------------------------------------------------------------------------------
                                           DETERMINING YOUR CONTRACT'S VALUE  27
--------------------------------------------------------------------------------

2
Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE

Your "account value" is the total of the (i) values you have in the variable investment options and (ii) market adjusted amounts in the fixed maturity options. These amounts are subject to certain fees and charges discussed under "Charges and expenses." Under Rollover TSA contracts, if you have any outstanding loan, your account value will include any amount in the loan reserve account.

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value. If you have a Rollover TSA contract with an outstanding loan, your cash value is also reduced by the amount of any outstanding loan plus accrued interest. Please see "Surrendering your contract to receive its cash value" under "Accessing your money."

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, minus daily charges for mortality and expense risks, administrative, and distribution expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless you make additional contributions, make a withdrawal, or transfer amounts between investment options. In addition, when we deduct the baseBUILDER benefits charge the number of units credited to your contract will be reduced. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value.
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 28  TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS
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3
Transferring your money among investment options

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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer to a fixed maturity option that matures in the current calendar year, or that has a rate to maturity of 3%.

o If the annuitant is 76 or older, you must limit your transfers to fixed maturity options to those with maturities of five years or less. Also, the maturity dates may be no later than the February 15th immediately following the date annuity payments are to begin.

o If you make transfers out of a fixed maturity option other than at its maturity date the transfer may cause a market value adjustment.

You may request a transfer in writing or by telephone using TOPS. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1) the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3) the investment options to and from which you are transferring.

We may, at any time, restrict the use of market timers and other agents acting under a power of attorney who are acting on behalf of more than one contract owner. Any agreements to use market timing services to make transfers are subject to our rules in effect at that time.

We will confirm all transfers in writing.

REBALANCING YOUR ACCOUNT VALUE

We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

(a) the percentage you want invested in each variable investment option (whole percentages only), and

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis. Rebalancing will occur on the same day of the month as the contract date).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options must be included in the rebalancing program.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your registered representative or other financial adviser before electing the program.
--------------------------------------------------------------------------------

You may elect the rebalancing program at any time. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested and then cancel the rebalancing program.

You may not elect the rebalancing program if you are participating in a dollar cost averaging program. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

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                                                        ACCESSING YOUR MONEY  29
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4
Accessing your money

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WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of withdrawals, see "Tax information."

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                                                 METHOD OF WITHDRAWAL
--------------------------------------------------------------------------------
                                          SUBSTANTIALLY       MINIMUM
  CONTRACT        LUMP SUM   SYSTEMATIC       EQUAL        DISTRIBUTION
--------------------------------------------------------------------------------
  NQ                Yes         Yes             No              No
--------------------------------------------------------------------------------
  Rollover IRA      Yes         Yes             Yes             Yes
--------------------------------------------------------------------------------
  Roth
    Conversion
    IRA             Yes         Yes             Yes             No
--------------------------------------------------------------------------------
  QP                Yes         No              No              Yes
--------------------------------------------------------------------------------
  Rollover
    TSA             Yes*        No              No              Yes
--------------------------------------------------------------------------------

* For some Rollover TSA contracts, your ability to take withdrawals, loans or surrender your contract may be limited. You must provide withdrawal restriction information when you apply for a contract. See "Tax information -- Tax Sheltered Annuity contracts (TSAs)."

LUMP SUM WITHDRAWALS
(All contracts)

You may take lump sum withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions.) The minimum amount you may withdraw is $1,000. If you request to withdraw more than 90% of a contract's current cash value we will treat it as a request to surrender the contract for its cash value. See "Surrendering your contract to receive its cash value" below.

Under Rollover TSA contracts, if a loan is outstanding, you may only take lump sum withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

SYSTEMATIC WITHDRAWALS
(NQ, Rollover IRA, and Roth Conversion IRA contracts only)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value.

You may take systematic withdrawals on a monthly, quarterly, or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 1.2% monthly, 3.6% quarterly, and 15.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own a Rollover IRA or Roth Conversion IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a lump sum withdrawal. You can cancel the systematic withdrawal option at any time.

SUBSTANTIALLY EQUAL WITHDRAWALS
(Rollover IRA and Roth Conversion IRA contracts only)

The substantially equal withdrawals option allows you to receive distributions from your account value without triggering the 10% additional federal tax penalty, which normally applies to distributions made before age 59 1/2. See "Tax information." Once you begin to take substantially equal withdrawals, you should not stop them or change the pattern of your withdrawals until the later of age 59 1/2 or five full years after the first withdrawal. If you stop or change the withdrawals or take a lump sum withdrawal, you may be liable for the 10% federal tax penalty that would have
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otherwise been due on prior withdrawals made under this option and for any interest on those withdrawals.

You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. You may not elect to receive the first payment in the same contract year in which you took a lump sum withdrawal. We will calculate the amount of your substantially equal withdrawals. The payments will be made monthly, quarterly, or annually as you select. These payments will continue until we receive written notice from you to cancel this option or you take a lump sum withdrawal. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same contract year in which you took a lump sum withdrawal. We will calculate the new withdrawal amount.

MINIMUM DISTRIBUTION WITHDRAWALS
(Rollover IRA, QP, and Rollover TSA contracts only -- See
"Tax information")

We offer the minimum distribution withdrawal option to help you meet required minimum distributions under federal income tax rules. You may elect this option in the year in which you reach age 70 1/2. The minimum amount we will pay out is $250. You may elect the method you want us to use to calculate your minimum distribution withdrawals from the choices we offer. Currently, minimum distribution withdrawal payments will be made annually.

We will calculate your annual payment based on your account value at the end of the prior calendar year based on the method you choose.

Under Rollover TSA contracts, you may not elect minimum distribution withdrawals if a loan is outstanding.

--------------------------------------------------------------------------------
For Rollover IRA, QP, and Rollover TSA contracts, we will send a form outlining the distribution options available before you reach age 70 1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

Withdrawals will reduce your guaranteed benefits on either a dollar-for-dollar basis or on a pro rata basis as explained below:

INCOME BENEFIT


Benefit base -- Your current benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in a contract year is 5% or less of the guaranteed minimum death benefit on the most recent contract date anniversary. Once you take a withdrawal that causes the sum of your withdrawals in a contract year to exceed 5% of the guaranteed minimum death benefit on the most recent contract date anniversary, that withdrawal and any subsequent withdrawals in that same contract year will reduce your current benefit base on a pro rata basis.

DEATH BENEFIT

5% roll up to age 80 -- If you elect the 5% roll up to age 80 guaranteed minimum death benefit, your current guaranteed minimum death benefit will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in a contract year is 5% or less of the guaranteed minimum death benefit on the most recent contract date anniversary. Once you take a withdrawal that causes the sum of your withdrawals in a contract year to exceed 5% of the guaranteed minimum death benefit on
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                                                        ACCESSING YOUR MONEY  31
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the most recent contract date anniversary, that withdrawal and any subsequent withdrawals in that same contract year will reduce your current guaranteed minimum death benefit on a pro rata basis.


Annual ratchet to age 80 -- If you elect the annual ratchet to age 80 guaranteed minimum death benefit, each withdrawal will always reduce your current guaranteed minimum death benefit on a pro rata basis.


Annuitant issue ages 80 through 85 -- If your contract was issued when the annuitant was between ages 80 and 85, each withdrawal will always reduce your current guaranteed minimum death benefit on a pro rata basis.

                                   ----------

Reduction on a dollar-for-dollar basis means that your current benefit will be reduced by the dollar amount of the withdrawal. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your guaranteed minimum death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x
 .40) and your new guaranteed minimum death benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

The timing of your withdrawals and whether they exceed the 5% threshold described above can have a significant impact on your guaranteed minimum income benefit or guaranteed minimum death benefit.

LOANS UNDER ROLLOVER TSA CONTRACTS

You may take loans from a Rollover TSA unless restricted by the employer who provided the Rollover TSA funds. If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the funds told us when you purchased your contract. The employer must also tell us whether special employer plan rules of the Employee Retirement Income Security Act of 1974 ("ERISA") apply. We will not permit you to take a loan while you are taking minimum distribution withdrawals.

You should read the terms and conditions on our loan request form carefully before taking out a loan. Under Rollover TSA contracts subject to ERISA, you may only take a loan with the written consent of your spouse. Your contract contains further details of the loan provision. Also, see "Tax information" for general rules applicable to loans.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1) the date annuity payments begin,

(2) the date the contract terminates, and

(3) the date a death benefit is paid (the outstanding loan will be deducted from the death benefit amount).

Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the loan will be subtracted from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

We will credit interest to the amount in the loan reserve account at a rate of 2% lower than the loan interest rate that applies for the time your loan is outstanding. On each contract date anniversary after the date the loan is
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processed, we will transfer the amount of interest earned in the loan reserve account to the variable investment options on a pro rata basis. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid from the loan reserve account to the investment options according to the allocation percentages we have on our records.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Choosing your annuity payout options" below. We will usually pay the cash value within seven calendar days, but we may delay payment as described in "When to expect payments" below. For the tax consequences of surrenders, see "Tax information."

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the fixed maturity options (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.

CHOOSING YOUR ANNUITY PAYOUT OPTIONS

Equitable Accumulator Select offers you several choices for receiving retirement income. Each choice enables you to receive fixed or, in some cases, variable annuity payments.

You can choose from among the six different annuity payout options listed below. Restrictions apply, depending on the type of contract you own.

--------------------------------------------------------------------------------
  Annuity payout options                    Life annuity
                                            Life annuity -- period
                                             certain
                                            Life annuity -- refund
                                             certain
                                            Period certain annuity
--------------------------------------------------------------------------------
  Income Manager payout                     Life annuity with a period
     options                                 certain
                                            Period certain annuity
--------------------------------------------------------------------------------

ANNUITY PAYOUT OPTIONS

You can choose from among the following annuity payout options:


o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because
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                                                        ACCESSING YOUR MONEY  33
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  there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.


o Life annuity -- period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. A life annuity with a period certain of 10 years is the normal form of annuity under the contracts. The period certain cannot extend beyond the annuitant's life expectancy.

o Life annuity -- refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

All of the above payout options are available as fixed annuities. With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your contract or on our then current annuity rates, whichever is more favorable for you.

The life annuity, life annuity -- period certain, and life annuity -- refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor.

The following annuity payout options are available as variable annuities:

o Life annuity

o Life annuity - period certain

o Joint and survivor life annuity (100% to survivor)

o Joint and survivor life period certain annuity (100% to survivor)

Variable annuities may be funded through your choice of variable investment options investing in portfolios of EQ Advisors Trust. The contract also offers a fixed annuity option that can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate. Please see "Annuity Unit Values" in the SAI.

We may offer other payout options not outlined here. Your registered representative can provide details.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin.

For NQ, Rollover IRA, and Roth Conversion IRA contracts, unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. The only payout options available under QP contracts and Rollover TSA contracts are the life annuity 10 year period certain and the joint and survivor life annuity 10 year period certain. You choose whether these payments will be either fixed or variable.

You can choose the date annuity payments begin but it may not be earlier than one year from the contract date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be
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later than the contract date anniversary that follows the annuitant's 90th birthday. This may be different in some states.

Before your annuity payments are to begin, we will notify you by letter that the annuity payout options are available. Once you have selected a payout option and payments have begun, no change can be made other than transfers (if permitted in the future) among the variable investment options if a variable annuity is selected.

The amount of the annuity payments will depend on:

(1) the amount applied to purchase the annuity;

(2) the type of annuity chosen, and whether it is fixed or variable. If you choose a variable annuity, we will use an assumed base rate of either 5% or 3 1/2% to calculate the level of payments. We provide information about the assumed base rate in the SAI;

(3) in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

(4) in certain instances, the sex of the annuitant(s).

In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.

Amounts in the fixed maturity options that are applied to a payout option before a maturity date will result in a market value adjustment.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

INCOME MANAGER PAYOUT OPTIONS

For NQ, Rollover IRA, and Roth Conversion IRA contracts, two Income Manager payout options are also available. These are the Income Manager (life annuity with a period certain) and the Income Manager (period certain).

For QP contracts, the Income Manager payout options are available only after the trustee of the qualified plan directly rolls over the QP contract to a Rollover IRA contract. In this process the ownership of the QP contract is changed to the annuitant. The rollover to a Rollover IRA contract and the change of ownership may only occur when the annuitant will no longer be a participant in the qualified plan.

For Rollover TSA contracts, the Income Manager payout annuity options are available only after the Rollover TSA contract is rolled over to a Rollover IRA contract. This may generally occur when you are age 59 1/2, or you have separated from service with the employer who provided the Rollover TSA funds.

The Income Manager (life annuity with a period certain) provides guaranteed payments for the annuitant's life or for the annuitant's life and the life of a joint annuitant. The Income Manager (period certain) provides payments for a specified period. The contract owner and annuitant must meet the issue age and payment requirements. Both Income Manager annuities provide guaranteed level payments (NQ and IRA contracts). The Income Manager (life annuity with a period certain) also provides guaranteed increasing payments (NQ contracts only).

No additional contributions will be permitted under an Income Manager (life annuity with a period certain).

The Income Manager annuities are described in a separate prospectus. Copies of the most current version are available from your registered representative. To purchase an Income Manager annuity we also require the return of your contract. We will issue an Income Manager annuity to put one of the payout annuities into effect. Depending upon your circumstances, this may be done on a tax-free basis. Please consult your tax adviser.
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                                                        CHARGES AND EXPENSES  35
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5
Charges and expenses

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CHARGES THAT EQUITABLE LIFE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o A mortality and expense risks charge

o An administrative charge

o A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o If you elect the optional benefit a charge for the optional baseBUILDER benefit.

o At the time annuity payments are to begin charges for state premium and other applicable taxes. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities, including an Equitable Accumulator contract that has a withdrawal charge but no distribution charge. This other contract may also provide higher rates to maturity for the fixed maturity options. A current prospectus for this other Equitable Accumulator contract may be obtained from your registered representative.

MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the guaranteed minimum death benefit. The daily charge is equivalent to an annual rate of 1.10% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

ADMINISTRATIVE CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option. We reserve the right under the contracts to increase this charge to an annual rate of 0.35%.

DISTRIBUTION CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option.

BASEBUILDER BENEFITS CHARGE

If you elect the baseBUILDER combined guaranteed minimum income benefit and guaranteed minimum death benefit, we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.30% of the benefit base in effect on the contract date anniversary.

We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity
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 36  CHARGES AND EXPENSES
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options in order of the earliest maturity date(s) first. A market value adjustment may apply.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge for applicable taxes such as premium taxes that may be imposed in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by state and ranges from 0% to 3.5% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).

ANNUITY ADMINISTRATIVE FEE

We generally deduct a fee of up to $350 from the amount to be applied to purchase a life annuity payout option.

CHARGES THAT EQ ADVISORS TRUST DEDUCTS

EQ Advisors Trust deducts charges for the following types of fees and expenses:

o Management fees ranging from 0.25% to 1.15%.

o 12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of EQ Advisors Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectus for EQ Advisors Trust following this prospectus.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the mortality and expense risks charge or change the minimum initial contribution requirements. We also may change the guaranteed minimum income benefit and the guaranteed minimum death benefit, or offer variable investment options that invest in shares of EQ Advisors Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for Rollover IRA and Roth Conversion IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, ERISA, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.
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6
Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee.

The death benefit is equal to your account value, or, if greater, the guaranteed minimum death benefit. The guaranteed minimum death benefit is part of your contract, whether you select the combined baseBUILDER benefit or not. We determine the amount of the death benefit as of the date we receive satisfactory proof of the annuitant's death and any required instructions for the method of payment. Under Rollover TSA contracts we will deduct the amount of any outstanding loan plus accrued interest from the amount of the death benefit.

EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, a beneficiary who is the surviving spouse of the owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. Only a spouse can be a successor owner/annuitant. A successor owner/annuitant can only be named under NQ and IRA contracts.

For Rollover IRA contracts, a beneficiary who is not a surviving spouse may be able to have limited ownership as discussed under "Beneficiary continuation option for Rollover IRA contracts" below.

WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions the owner can change after the original owner's death. When you are not the annuitant under an NQ contract and you die before annuity payments begin, the beneficiary named to receive the death benefit upon the annuitant's death will automatically become the successor owner. If you do not want the beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

o The cash value of the contract must be fully paid to the designated beneficiary (new owner) by December 31st of the fifth calendar year after your death (or in a joint ownership situation, the death of the first owner to die).

o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin no later than December 31st following the calendar year of the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value on December 31st of the fifth calendar year following the year of your death (or the death of the first owner to die).
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o If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Choosing your annuity payout options" under "Accessing your money" earlier in this prospectus. Please note that if you are both the contract owner and the annuitant, you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary.

SUCCESSOR OWNER AND ANNUITANT

If you are both the contract owner and the annuitant, and your spouse is the sole beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant.

If your surviving spouse decides to continue the contract, then on the contract date anniversary following your death, we will increase the account value to equal your current guaranteed minimum death benefit, if it is higher than the account value. In determining whether the guaranteed minimum death benefit will continue to grow, we will use your surviving spouse's age (as of the contract date anniversary).

BENEFICIARY CONTINUATION OPTION FOR ROLLOVER IRA CONTRACTS

Upon your death under a Rollover IRA contract, a nonspouse beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of the death benefit being paid in a single sum.

If you die AFTER the "Required Beginning Date" (see "Tax information") for required minimum distributions, the contract will continue if:

(a) you were receiving minimum distribution withdrawals from this contract; and

(b) the pattern of minimum distribution withdrawals you chose was based in part on the life of the designated beneficiary.

The withdrawals will then continue to be paid to the beneficiary on the same basis as you chose before your death. We will be able to tell your beneficiary whether this option is available to them. You should contact our processing office for further information.

If you die BEFORE the "Required Beginning Date" (and therefore you were not taking minimum distribution withdrawals under the contract), an eligible beneficiary may take minimum distribution withdrawals under the contract. We will increase the account value to equal the death benefit if the death benefit is greater than the account value. That amount will be used to provide the withdrawals. If the eligible beneficiary elects as described in the next paragraph, these withdrawals will begin by December 31st of the calendar year following your death. These withdrawals will be based on the beneficiary's life expectancy. If there is more than one beneficiary, the shortest life expectancy is used. An eligible beneficiary can choose instead to continue the contract in your name without having to take annual withdrawals. If the beneficiary chooses this option, all amounts must be distributed from the contract by December 31 of the fifth calendar year following your death.

The designated beneficiary must be a natural person and of legal age at the time of election. The beneficiary must elect this option within 30 days following the date we receive proof of your death. The death benefit will be paid to the beneficiary according to our standard procedures, unless an election is made within 30 days to: (1) receive the death
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benefit, or (2) continue the contract and take annual withdrawals as described above, or (3) defer payment of the account value for up to five years.

While the contract continues in your name, the beneficiary may make transfers among the investment options. However, additional contributions will not be permitted and the guaranteed minimum income benefit and the death benefit (including the guaranteed minimum death benefit) provisions will no longer be in effect. Although the only withdrawals that will be permitted are minimum distribution withdrawals, the beneficiary may choose at any time to withdraw all of the account value.

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7
Tax information

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OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to Equitable Accumulator Select contracts owned by United States taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax, and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights under the contract, or payments under the contract may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (IRA, QP, and Rollover
TSA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).

All nonqualified deferred annuity contracts that Equitable Life and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out
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of the contract, and (2) multiplying the result by the amount of the payment.
For variable annuity payments, your investment in the contract divided by the number of expected payments is your tax-free portion of each payment.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.

CONTRACTS PURCHASED THROUGH EXCHANGES

You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).

o the owner and the annuitant are the same under the source contract and the Equitable Accumulator Select NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis of the source contract carries over to the Equitable Accumulator Select NQ contract.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o on or after your death; or

o because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a beneficiary.

SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO

Under current law we treat income from NQ contracts as U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit


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against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets can include mutual funds and certificates of deposit. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o Traditional IRAs, typically funded on a pre-tax basis including SEP-IRAs and SIMPLE-IRAs, issued and funded in connection with employer-sponsored retirement plans; and

o Roth IRAs, first available in 1998, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS Web site (http:// www.irs.ustreas.gov).

Equitable Life designs its traditional contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA ("Rollover IRA") or Roth IRA ("Roth Conversion IRA"). This prospectus contains the information that the IRS requires you to have before you purchase an IRA. This section of the prospectus covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. Education IRAs are not discussed in this prospectus because they are not available in individual retirement annuity form.

The Equitable Accumulator Select IRA contract has been approved by the IRS as to form for use as a traditional IRA. We have submitted the Roth IRA version for formal IRS approval. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the Equitable Accumulator Select IRA contract.

CANCELLATION

You can cancel an Equitable Accumulator Select IRA contract by following the directions under "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in the prospectus. You can cancel an Equitable Accumulator Select Roth Conversion IRA contract issued as a result of a full conversion of an Equitable Accumulator Select Rollover IRA contract by following the instructions in the request for full conversion form. The form is available from our processing office or your registered representative. If you cancel an IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES
(TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to a traditional IRA:

o tax-free "rollover" contributions; or
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o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers"); or

o regular contributions out of earned income or compensation.

We require that all of your contributions to the Equitable Accumulator Select Rollover IRA contract must be either a rollover or a direct custodian-to-custodian transfer. See "Rollovers and transfers" below. Since we do not permit regular contributions under the Equitable Accumulator Select Rollover IRA contract, we do not discuss them in great detail in this prospectus.

EXCESS CONTRIBUTIONS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o regular contributions of more than $2,000; or

o regular contributions of more than earned income for the year, if that amount is under $2,000; or

o regular contributions to a traditional IRA made after you reach age 70 1/2; or

o rollover contributions of amounts which are not eligible to be rolled over. For example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1) the rollover was from a qualified retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

(3) you took no tax deduction for the excess contribution.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

ROLLOVERS AND TRANSFERS

Rollover contributions may be made to a traditional IRA from these sources:

o qualified plans;

o TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts);
  and

o other traditional IRAs.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM QUALIFIED PLANS OR TSAS

There are two ways to do rollovers:

o Do it yourself

You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your qualified plan or TSA will be net of 20% mandatory federal
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income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o Direct rollover

You tell your qualified plan trustee or TSA issuer/custodian/fiduciary to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA or qualified plan are eligible rollover distributions, unless the distribution is:

o only after-tax contributions you made to the plan; or

o "required minimum distributions" after age 70 1/2 or separation from service; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o a hardship withdrawal; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o corrective distributions that fit specified technical tax rules; or

o loans that are treated as distributions; or

o a death benefit payment to a beneficiary who is not your surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also taxable. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. You must keep permanent tax records of all of your nondeductible contributions to traditional IRAs. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.
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In addition, a distribution is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or

o the entire amount received is rolled over to another traditional IRA (see "Rollovers and transfers" above); or

o in certain limited circumstances, where the traditional IRA acts as a "conduit," you roll over the entire amount into a qualified plan or TSA that accepts rollover contributions. To get this conduit traditional IRA treatment:

  o the source of funds you used to establish the traditional IRA must have been a rollover contribution from a qualified plan; and

  o the entire amount received from the traditional IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received.

Similar rules apply in the case of a TSA.

However, you may lose conduit treatment if you make an eligible rollover distribution contribution to a traditional IRA and you commingle this contribution with other contributions. In that case, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan or TSA at a future date. The Rollover IRA contract can be used as a conduit IRA if amounts are not commingled.

Distributions from a traditional IRA are not eligible for favorable five-year averaging (or, in some cases, ten-year averaging and long-term capital gain treatment) available to certain distributions from qualified plans.

REQUIRED MINIMUM DISTRIBUTIONS

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs beginning at age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

Account-based method. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a life expectancy factor from IRS tables. This gives you the required minimum distribution amount for that particular IRA for that year. The required minimum distribution amount will vary each year as the account value and your life expectancy factors change.

You have a choice of life expectancy factors, depending on whether you choose a method based only on your life expectancy, or the joint life expectancies of you and another individual. You can decide to "recalculate" your life expectancy every year by using your current life expectancy factor. You can decide instead to use the "term certain" method, where you reduce your life expectancy by one every year after the initial year. If your spouse is your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you can also annually recalculate your spouse's life expectancy if you want. If you choose someone who is not your spouse as your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you have to
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use the term certain method of calculating that person's life expectancy. If you pick a nonspouse designated beneficiary, you may also have to do another special calculation.

You can later apply your traditional IRA funds to a life annuity-based payout. You can only do this if you already chose to recalculate your life expectancy annually (and your spouse's life expectancy if you select a spousal joint annuity). For example, if you anticipate exercising your guaranteed minimum income benefit or selecting any other form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

Annuity-based method. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method and a different beneficiary for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? No, unless you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. Because the options we offer do not cover every option permitted under federal income tax rules, you may prefer to do your own required minimum distribution calculations for one or more of your traditional IRAs.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa. However, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age 70 1/2 is approaching. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? If you die after either (a) the start of annuity payments, or (b) your Required Beginning Date, your beneficiary must receive payment of the remaining values in the contract at least as rapidly as under the distribution method before your death. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2.

If you die before your Required Beginning Date and before annuity payments begin, federal income tax rules require complete distribution of your entire value in the contract within five years after your death. Payments to a designated beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. A surviving spouse beneficiary can also (a) delay
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starting any payments until you would have reached age 70 1/2 or (b) roll over your traditional IRA into his or her own traditional IRA.

SUCCESSOR ANNUITANT AND OWNER

If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% will apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o on or after your death; or

o because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

To meet this last exception, you could elect to apply your contract value to an Income Manager (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments under a method we select based on guidelines issued by the IRS (currently contained in IRS Notice 89-25, Question and Answer 12). Although substantially equal withdrawals and Income Manager payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" above. Once substantially equal withdrawals or Income Manager annuity payments begin, the distributions should not be stopped or changed until the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under this option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your contract as changing your pattern of substantially equal withdrawals or Income Manager payments for purposes of determining whether the penalty applies.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Equitable Accumulator Select Roth Conversion IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A and 408(b) of the Internal Revenue Code.

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CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o taxable rollover contributions from traditional IRAs ("conversion" contributions); or

o tax-free rollover contributions from other Roth IRAs; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers"); or

o regular after-tax contributions out of earnings.

Since we only permit direct transfer and rollover contributions under the Equitable Accumulator Select Roth Conversion IRA contract, we do not discuss regular after-tax contributions here. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

ROLLOVERS AND DIRECT TRANSFERS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? You may make rollover contributions to a Roth IRA from only two sources:

o another Roth IRA ("tax-free rollover contribution"); or

o another traditional IRA, including a SEP-IRA or SIMPLE-IRA, in a taxable conversion rollover ("conversion contribution").

You may not make contributions to a Roth IRA from a qualified plan under Section 401(a) of the Internal Revenue Code, or a TSA under Section 403(b) of the Internal Revenue Code. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to Equitable Life, as the Roth IRA issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth
IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax exempt. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. If you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free.

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There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59 1/2.

You cannot make conversion contributions to a Roth IRA for any taxable year in which your adjusted gross income exceeds $100,000. For this purpose, your adjusted gross income is calculated without the gross income stemming from the traditional IRA conversion. You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age
70 1/2.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also distributions.

The following distributions from Roth IRAs are free of income tax:

o Rollover from a Roth IRA to another Roth IRA;

o Direct transfer from a Roth IRA to another Roth IRA;

o Qualified distribution from a Roth IRA; and

o Return of excess contributions or amounts recharacterized to a traditional
  IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o you reach age 59 1/2; or

o you die; or

o you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made). It is not possible to have a tax-free qualified distribution before the year 2003 because of the five-year aging requirement.

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet the qualifying event and five-year aging period tests described above. Such distributions are potentially taxable as ordinary income. Nonqualified distributions receive return-of-investment-first treatment. Only the difference between the amount of the distribution and the amount of contributions to all of your Roth IRAs is taxable. You have to reduce the amount of contributions to all of your Roth IRAs to reflect any previous tax-free recoveries.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.
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REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?" Lifetime required minimum distributions do not apply.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS

Same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

For Roth IRAs, special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.

SPECIAL RULES FOR NONQUALIFIED CONTRACTS IN QUALIFIED PLANS

Under QP contracts your plan administrator or trustee notifies you as to tax consequences. See Appendix II.

TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

GENERAL

This section of the prospectus covers some of the special tax rules that apply to TSA contracts under Section 403(b) of the Internal Revenue Code (TSAs). If the rules are the same as those that apply to another kind of contract, for example, traditional IRAs, we will refer you to the same topic under "traditional IRAs."

CONTRIBUTIONS TO TSAS

There are two ways you can make contributions to this Equitable Accumulator Select Rollover TSA contract:

o a rollover from another TSA contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code, or

o a full or partial direct transfer of assets ("direct transfer") from another contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code by means of IRS Revenue Ruling 90-24.

With appropriate written documentation satisfactory to us, we will accept rollover contributions from "conduit IRAs" for TSA funds.

If you make a direct transfer, you must fill out our transfer form.

EMPLOYER-REMITTED CONTRIBUTIONS. The Equitable Accumulator Select Rollover TSA contract does not accept employer-remitted contributions. However, we provide the following discussion as part of our description of restrictions on the distribution of funds directly transferred, which include employer-remitted contributions to other TSAs.

Employer-remitted contributions to TSAs made through the employer's payroll are subject to annual limits. (Tax-free transfer or tax-deferred rollover contributions from another 403(b) arrangement are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the
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employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions. Amounts attributable to salary reduction contributions to TSAs are generally subject to withdrawal restrictions. Also, all amounts attributable to investments in a 403(b)(7) custodial account are subject to withdrawal restrictions discussed below.

ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS. You may make rollover contributions to your Equitable Accumulator Select Rollover TSA contract from TSAs under
Section 403(b) of the Internal Revenue Code. Generally, you may make a rollover contribution to a TSA when you have a distributable event from an existing TSA as a result of your:

o termination of employment with the employer who provided the TSA funds; or

o reaching age 59 1/2 even if you are still employed; or

o disability (special federal income tax definition).

A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution. We accept direct transfers of TSA funds under Revenue Ruling 90-24 only if:

o you give us acceptable written documentation as to the source of the funds, and

o the Equitable Accumulator Select contract receiving the funds has provisions at least as restrictive as the source contract.

Before you transfer funds to an Equitable Accumulator Select Rollover TSA contract, you may have to obtain your employer's authorization or demonstrate that you do not need employer authorization. For example, the transferring TSA may be subject to Title I of ERISA, if the employer makes matching contributions to salary reduction contributions made by employees. In that case, the employer must continue to approve distributions from the plan or contract.

Your contribution to the Equitable Accumulator Select TSA must be net of the required minimum distribution for the tax year in which we issue the contract if:

o you are or will be at least age 70 1/2 in the current calendar year, and

o you have separated from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to the Equitable Accumulator Select Rollover TSA.

This rule applies regardless of whether the source of funds is a:

o rollover by check of the proceeds from another TSA; or

o direct rollover from another TSA; or

o direct transfer under Revenue Ruling 90-24 from another TSA.

Further, you must use the same elections regarding recalculation of your life expectancy (and if applicable, your spouse's life expectancy), if you have already begun to receive required minimum distributions from or with respect to the TSA from which you are making your contribution to the Equitable Accumulator Select Rollover TSA. You must also elect or have elected a minimum distribution calculation method requiring recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you elect an annuity payout for the funds in this contract subsequent to this year.

DISTRIBUTIONS FROM TSAS

GENERAL. Depending on the terms of the employer plan and your employment status, you may have to get your employer's consent to take a loan or withdrawal. Your employer will tell us this when you establish the TSA through a direct transfer.

WITHDRAWAL RESTRICTIONS. If this is a Revenue Ruling 90-24 direct transfer, we will treat all amounts transferred to this contract and any future earnings on the amount transferred as not eligible for withdrawal until one of the following events happens:
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o you are separated from service with the employer who provided the funds to purchase the TSA you are transferring to the Equitable Accumulator Select Rollover TSA;

o you reach age 59 1/2; or

o you die; or

o you become disabled (special federal income tax definition); or

o you take a hardship withdrawal (special federal income tax definition).

If any portion of the funds directly transferred to your TSA contract is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. These restrictions do not apply to the amount directly transferred to your TSA contract that represents your December 31, 1988 account balance attributable to salary reduction contributions to a TSA annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988 account balance if you have qualifying amounts transferred to your TSA contract.

THIS PARAGRAPH APPLIES ONLY TO PARTICIPANTS IN A TEXAS OPTIONAL RETIREMENT PROGRAM. Texas Law permits withdrawals only after one of the following distributable events occur:

(1) the requirements for minimum distribution (discussed under "Required minimum distributions" below) are met; or

(2) death; or

(3) retirement; or

(4) termination of employment in all Texas public institutions of higher education.

For you to make a withdrawal, we must receive a properly completed written acknowledgement from the employer. If a distributable event occurs before you are vested, we will refund to the employer any amounts provided by an employer's first-year matching contribution. We reserve the right to change these provisions without your consent, but only to the extent necessary to maintain compliance with applicable law. Loans are not permitted under Texas Optional Retirement Programs.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we do not track your investment in the contract, if any, it is your responsibility to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each
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payment not excluded from income under this exclusion ratio is fully taxable.
The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA.

LOANS FROM TSAS

You may take loans from a TSA unless restricted by the employer (for example, under an employer plan subject to ERISA). If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the TSA funds told us when you purchased your contract.

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Under Proposed Treasury Regulations the entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits and (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made.

o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Equitable Accumulator Select Rollover TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly.

The amount borrowed and not repaid may be treated as a distribution if:

o the loan does not qualify under the conditions above;

o the participant fails to repay the interest or principal when due; or

o in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS

You may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan, either directly or within 60 days of your receiving the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a TSA to another TSA or to a traditional IRA. A spousal beneficiary may roll over death benefits only to a traditional IRA.
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The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals, and required minimum distributions under federal income tax rules.

Direct transfers of TSA funds from one TSA to another under Revenue Ruling 90-24 are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

Same as traditional IRA with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force TSA participants to start calculating and taking annual distributions from their TSAs by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

o TSA plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age 70 1/2. We will know whether or not you qualify for this exception because it will only apply to people who establish their Equitable Accumulator Select Rollover TSA by direct Revenue Ruling 90-24 transfers. If you do not give us the amount of your December 31, 1986 account balance that is being transferred to the Equitable Accumulator Select Rollover TSA on the form used to establish the TSA, you do not qualify.

SPOUSAL CONSENT RULES

This will only apply to you if you establish your Equitable Accumulator Select Rollover TSA by direct Revenue Ruling 90-24 transfer. Your employer will tell us on the form used to establish the TSA whether or not you need to get spousal consent for loans, withdrawals, or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. No penalty tax applies to pre-age 59 1/2 distributions made:

o on or after your death; or

o because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or
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o if you are separated from service, any form of payout after you are age 55; or

o only if you are separated from service, a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribution from a Roth IRA unless you elect out of withholding. This may result in tax being withheld even though the Roth IRA distribution is not taxable in whole or in part.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here. Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $14,700 in periodic annuity payments in 1999, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of IRAs and Roth IRAs.

You cannot elect out of withholding if the payment is an eligible rollover distribution from a qualified plan or TSA. If a
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non-periodic distribution from a qualified plan or TSA is not an eligible rollover distribution then the 10% withholding rate applies.

MANDATORY WITHHOLDING FROM TSA AND QUALIFIED PLAN DISTRIBUTIONS

Unless you have the distribution go directly to the new plan, eligible rollover distributions from qualified plans and TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another TSA or a traditional IRA. An eligible rollover distribution from a qualified plan can be rolled over to another qualified plan or traditional IRA. All distributions from a TSA or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o any after-tax contributions you made to the plan; or

o any distributions which are required minimum distributions after age 70 1/2 or separation from service; or

o hardship withdrawals; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o corrective distributions that fit specified technical tax rules; or

o loans that are treated as distributions; or

o a death benefit payment to a beneficiary who is not your surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to mandatory 20% withholding.

IMPACT OF TAXES TO EQUITABLE LIFE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.
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ABOUT OUR SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of our Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 49's operations are accounted for without regard to Equitable Life's other operations.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account No. 49.

Each subaccount (variable investment option) within Separate Account No. 49 invests solely in class IB shares issued by the corresponding portfolio of EQ Advisors Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2) to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5) to deregister Separate Account No. 49 under the Investment Company Act of 1940;

(6) to restrict or eliminate any voting rights as to Separate Account No. 49;
    and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

ABOUT EQ ADVISORS TRUST

EQ Advisors Trust is registered under the Investment Company Act of 1940. It is classified as an "open-end management investment company," more commonly called a mutual fund. EQ Advisors Trust issues different shares relating to each portfolio.

Equitable Life serves as the investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the investment advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 1999 EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and a subsidiary of Equitable Life, served as investment manager to EQ Advisors Trust.)

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust.

EQ Advisors Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on shares are reinvested in full. The Board of Trustees of EQ Advisors Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about EQ Advisors Trust, its investment objectives, policies, restrictions, risks, expenses, Rule 12b-1 Plan relating to its Class IB shares, and other aspects of its operations, appears in the prospectus for EQ Advisors Trust, attached at the end of this prospectus, or in its SAI which is available upon request.
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ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

The rates to maturity for new allocations as of August 2, 1999 and the related price per $100 of maturity value were as follows:

---------------------------------------------------------------
     FIXED MATURITY
        OPTIONS
  WITH FEBRUARY 15TH    RATE TO MATURITY         PRICE
   MATURITY DATE OF          AS OF            PER $100 OF
       MATURITY YEAR    AUGUST 2, 1999       MATURITY VALUE
---------------------------------------------------------------
          2000               3.22%               $98.30
          2001               4.26%               $93.77
          2002               4.76%               $88.85
          2003               5.15%               $83.70
          2004               5.22%               $79.36
          2005               5.34%               $74.94
          2006               5.44%               $70.70
          2007               5.47%               $66.91
          2008               5.57%               $62.93
          2009               5.60%               $59.44
---------------------------------------------------------------

HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

    (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

    (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

    (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

    (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2) We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

--------------------------------------------------------------------------------
Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
--------------------------------------------------------------------------------

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. See Appendix III for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to
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add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the fixed maturity options, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS

We accept initial contributions sent by wire to our processing office by agreement with certain broker-dealers. The transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits."

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information forwarded electronically. In these cases, you must sign our Acknowledgement of Receipt form.
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Where we require a signed application, no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we require an Acknowledgement of Receipt form, financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form.

After your contract has been issued, additional contributions may be transmitted by wire.

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contracts.

The minimum amounts we will deduct are $100 monthly and $300 quarterly. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our business day is any day the New York Stock Exchange is open for trading. We calculate unit values for our variable investment options as of the end of each business day. This is usually 4:00 p.m., Eastern time. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information.

o If your contribution, transfer, or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the value next determined after the close of the business day.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Transfers to or from variable investment options will be made at the value next determined after the close of the business day.

o Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.
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ABOUT YOUR VOTING RIGHTS

As the owner of the shares of EQ Advisors Trust we have the right to vote on certain matters involving the portfolios, such as:

o the election of trustees; or

o the formal approval of independent auditors selected for EQ Advisors Trust; or

o any other matters described in the prospectus for EQ Advisors Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

VOTING RIGHTS OF OTHERS

Currently, we control EQ Advisors Trust. Its shares are sold to our separate accounts and an affiliated qualified plan trust. In addition, shares of EQ Advisors Trust are held by separate accounts of insurance companies both affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Board of Trustees of EQ Advisors Trust intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to Separate Account No. 49 require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

ABOUT OUR YEAR 2000 PROGRESS

Equitable Life relies upon various computer systems in order to administer your contract and operate the investment options. Some of these systems belong to service providers who are not affiliated with Equitable Life.

In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable Life has identified those of its systems critical to business operations that were not year 2000 compliant. Equitable Life has completed the work of modifying or replacing non-compliant systems and has confirmed, through testing, that its systems are year 2000 compliant. Equitable Life has contacted third-party vendors and service providers to seek confirmation that they are acting to address the year 2000 issue with the goal of avoiding any material adverse effect on services provided to contract owners and on operations of the investment options. All third-party vendors and service providers considered critical to Equitable Life's business, and
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substantially all vendors and service providers considered non-critical, have provided us confirmation of their year 2000 compliance or a satisfactory plan for compliance. If confirmation is not received from any of the remaining non-critical vendors or service providers, the vendor or service provider will be replaced, eliminated, or be the subject of contingency plans. Additionally, Equitable Life has supplemented its existing business continuity and disaster recovery plans to cover certain categories of contingencies that could arise as a result of year 2000 related failures.

There are many risks associated with year 2000 issues, including the risk that Equitable Life's computer systems will not operate as intended. Additionally, there can be no assurance that the systems of third parties will be year 2000 compliant. Any significant unresolved difficulty related to the year 2000 compliance initiatives could result in an interruption in, or a failure of, normal business operations and, accordingly, could have a material adverse effect on our ability to administer your contract and operate the investment options.

To the fullest extent permitted by law, the foregoing year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act, (P.L. 105-271) (1998).

ABOUT LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account No. 49, our ability to meet our obligations under the contracts, or the distribution of the contracts.

ABOUT OUR INDEPENDENT ACCOUNTANTS

The consolidated financial statements of Equitable Life incorporated in this prospectus by reference to the Annual Report on Form 10-K at December 31, 1998 and 1997, and for the three years ended December 31, 1998, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

You cannot assign or transfer ownership of Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contract except by surrender to us. Loans are not available and you cannot assign Rollover IRA, Roth Conversion IRA and QP contracts as security for a loan or other obligation. If the employer that provided the funds does not restrict them, loans are available under a Rollover TSA contract.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option for Rollover IRA contracts" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contract to another similar arrangement.

DISTRIBUTION OF THE CONTRACTS

Equitable Distributors, Inc. ("EDI"), an indirect, wholly owned subsidiary of Equitable Life, is the distributor of the contracts and has responsibility for sales and marketing functions for Separate Account No. 49. EDI serves as the principal underwriter of Separate Account No. 49. EDI also acts as distributor for other Equitable Life annuity products with different features, expenses, and fees. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. EDI's principal business address is 1290 Avenue of the Americas, New
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York, New York 10104. Under a distribution agreement between EDI, Equitable
Life, and certain of Equitable Life's separate accounts, including Separate Account No. 49, Equitable Life paid EDI distribution fees of $35,452,793 for 1998, $9,566,343 for 1997, and $87,157 for 1996, as the distributor of certain contracts, including these contracts, and as the principal underwriter of several Equitable Life separate accounts, including Separate Account No. 49.

The contracts will be sold by registered representatives of EDI, as well as by affiliated and unaffiliated broker-dealers with which EDI has entered into selling agreements. Broker-dealer sales compensation will not exceed an amount equal to 1% annually of the account value on a contract date anniversary. EDI may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. Broker-dealers receiving sales compensation will generally pay a portion of it to their registered representatives as commissions related to sales of the contracts. The offering of the contracts is intended to be continuous.
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64  INVESTMENT PERFORMANCE
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9
Investment performance

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We provide the following tables to show five different measurements of the investment performance of the variable investment options and/or the portfolios in which they invest. We include these tables because they may be of general interest to you. THE RESULTS SHOWN REFLECT PAST PERFORMANCE. THEY DO NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. THEY ALSO DO NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.

Table 1 shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.

Table 2 shows the growth of a hypothetical $1,000 investment in the variable investment options over the periods shown. Both Tables 1 and 2 take into account all fees and charges under the contract, including the optional baseBUILDER benefits charge, but do not reflect the charges for any applicable taxes such as premium taxes or any applicable annuity administrative fee.

Tables 3, 4, and 5 show the rates of return of the variable investment options on an annualized, cumulative, and year-by-year basis. These tables take into account all fees and charges under the contract, but do not reflect the optional baseBUILDER benefits charge or the charges for any applicable taxes such as premium taxes or any applicable annuity administrative fee. If the charges were reflected they would effectively reduce the rates of return shown.

In all cases the results shown are based on the actual historical investment experience of the portfolios in which the variable investment options invest. In some cases, the results shown relate to periods when the variable investment options and/or the contracts were not available. In those cases, we adjusted the results of the portfolios to reflect the charges under the contracts that would have applied had the investment options and/or contracts been available. The contracts were first offered on October 1, 1997.

For the "Alliance" portfolios (other than EQ/Alliance Premier Growth), we have adjusted the results prior to October 1996, when Class IB shares for these portfolios were not available, to reflect the 12b-1 fees currently imposed. Finally, the results shown for the Alliance Money Market and Alliance Common Stock options for periods before March 22, 1985 reflect the results of the variable investment options that preceded them. The "Since portfolio inception" figures for these options are based on the date of inception of the preceding variable investment options. We have adjusted these results to reflect the maximum investment advisory fee payable for the portfolios, as well as an assumed charge of 0.06% for direct operating expenses.

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust portfolio and any predecessors that it may have had.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.

BENCHMARKS

Tables 3 and 4 compare the performance of variable investment options to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Also, they do not reflect other contract charges such as the mortality and expense risks charge, administrative charge, distribution charge, or optional benefit charge. Comparisons with these benchmarks, therefore, may be of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income. The benchmarks include:

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  65
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  ALLIANCE MONEY MARKET: Salomon Brothers Three-Month T-Bill
     Index.
  ALLIANCE HIGH YIELD: Merrill Lynch High Yield Master Index.
  ALLIANCE COMMON STOCK: Standard & Poor's 500 Index.
  ALLIANCE AGGRESSIVE STOCK: 50% Russell 2000 Index and 50%
     Standard & Poor's Mid-Cap Total Return Index.
  ALLIANCE SMALL CAP GROWTH: Russell 2000 Growth Index.
  EQ/ALLIANCE PREMIER GROWTH: Standard & Poor's 500 Index.
  BT EQUITY 500 INDEX: Standard & Poor's 500 Index.
  BT SMALL COMPANY INDEX: Russell 2000 Index.
  BT INTERNATIONAL EQUITY INDEX: Morgan Stanley Capital
     International Europe, Australia, Far East Index.
  CAPITAL GUARDIAN U.S. EQUITY: Standard & Poor's 500 Index.
  CAPITAL GUARDIAN RESEARCH: Standard & Poor's 500 Index.
  CAPITAL GUARDIAN INTERNATIONAL: Morgan Stanley Capital
     International Europe, Australia, Far East Index.
  JPM CORE BOND: Salomon Brothers Broad Investment Grade Bond.
  LAZARD LARGE CAP VALUE: Standard & Poor's 500 Index.
  LAZARD SMALL CAP VALUE: Russell 2000 Index.
  MFS GROWTH WITH INCOME: Standard & Poor's 500 Index.
  MFS RESEARCH: Standard & Poor's 500 Index.
  MFS EMERGING GROWTH COMPANIES: Russell 2000 Index.
  MORGAN STANLEY EMERGING MARKETS EQUITY: Morgan Stanley
     Capital International Emerging Markets Free Price Return Index.
  EQ/PUTNAM GROWTH & INCOME VALUE: Standard & Poor's 500
     Index.
  EQ/PUTNAM INVESTORS GROWTH: Standard & Poor's 500 Index.
  EQ/PUTNAM INTERNATIONAL EQUITY: Morgan Stanley Capital
     International Europe, Australia, Far East Index.
--------------------------------------------------------------------------------

  LIPPER SURVEY. The Lipper Variable Insurance Products Performance Analysis Survey (Lipper Survey) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc. (Lipper), the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Equitable Accumulator Select performance relative to other variable annuity products.

--------------------------------------------------------------------------------
66  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                     TABLE 1
AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998:

---------------------------------------------------------------------------------------------------------------------------
                                                                        LENGTH OF INVESTMENT PERIOD
                                                 --------------------------------------------------------------------------
                                                                                                    SINCE          SINCE
                                                    1            3           5           10         OPTION       PORTFOLIO
VARIABLE INVESTMENT OPTIONS                       YEAR         YEARS       YEARS       YEARS      INCEPTION*    INCEPTION**
---------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                             3.40%        3.20%        2.97%       3.34%        2.32%          4.68%
---------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                              (6.90)%       9.11%        7.72%       8.85%        3.28%          8.18%
---------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                            27.00%       25.05%       19.42%      16.22%       18.97%         14.03%
---------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                        (1.55)%       8.51%        9.16%      16.54%        2.26%         15.33%
---------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                        (5.97)%         --           --           --         8.35%          8.35%
----------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                              23.13%          --           --           --        23.13%         23.13%
----------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                           (3.87)%         --           --           --        (3.87)%        (3.87)%
----------------------------------------------------------------------------------------------------------------------------
BT International Equity Index                    18.17%          --           --           --        18.17%         18.17%
----------------------------------------------------------------------------------------------------------------------------
JPM Core Bond                                     7.28%          --           --           --         7.28%          7.28%
----------------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                           18.14%          --           --           --        18.14%         18.14%
----------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                           (8.56)%         --           --           --        (8.56)%        (8.56)%
----------------------------------------------------------------------------------------------------------------------------
MFS Research                                     22.12%          --           --           --        18.24%         18.24%
----------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                    32.37%          --           --           --        26.45%         26.45%
----------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity          (28.19)%         --           --           --       (28.19)%       (24.67)%
----------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                  11.02%          --           --           --        12.82%         12.82%
----------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                       34.11%          --           --           --        28.44%         28.44%
----------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                   17.56%          --           --           --        12.72%         12.72%
----------------------------------------------------------------------------------------------------------------------------

* The variable investment option inception dates are: Alliance Money Market, Alliance High Yield, Alliance Common Stock, and Alliance Aggressive Stock (October 16, 1996); Alliance Small Cap Growth, MFS Research, MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity (May 1, 1997); BT Equity 500 Index, BT Small Company Index, BT International Equity Index, JPM Core Bond, Lazard Large Cap Value, Lazard Small Cap Value, and Morgan Stanley Emerging Markets Equity (December 31, 1997). The inception dates for the variable investment options that became available on or after December 31, 1998, and are therefore not shown in this table are: MFS Growth with Income (December 31, 1998); EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International (April 30, 1999).


** The inception dates for the portfolios underlying the Alliance variable investment options shown in the tables are for portfolios of The Hudson River Trust, the assets of which became assets of corresponding portfolios of EQ Advisors Trust on October 18, 1999. The portfolio inception dates are:
   Alliance Money Market (July 13, 1981); Alliance High Yield (January 2, 1987); Alliance Common Stock (January 13, 1976); Alliance Aggressive Stock (January 27, 1986); Alliance Small Cap Growth, MFS Research, MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity (May 1, 1997); BT Equity 500 Index, BT Small Company Index, BT International Equity Index, JPM Core Bond, Lazard Large Cap Value, and Lazard Small Cap Value (December 31, 1997); and Morgan Stanley Emerging Markets Equity (August 20, 1997). The inception dates for the portfolios that became available on or after December 31, 1998 and are therefore not shown in the tables are: MFS Growth with Income (December 31, 1998); EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International (April 30, 1999).

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  67
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                        TABLE 2
                          GROWTH OF $1,000 UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998:

----------------------------------------------------------------------------------------------------------------------
                                                                      LENGTH OF INVESTMENT PERIOD
                                                 ---------------------------------------------------------------------
                                                                                                            SINCE
                                                       1             3            5            10         PORTFOLIO
VARIABLE INVESTMENT OPTIONS                           YEAR         YEARS        YEARS         YEARS      INCEPTION*
----------------------------------------------------------------------------------------------------------------------
Alliance Money Market                            $1,034.00        $1,099.25   $1,157.42     $1,388.83     $ 2,276.11
----------------------------------------------------------------------------------------------------------------------
Alliance High Yield                              $  931.00        $1,299.09   $1,450.09     $2,335.95     $ 2,569.97
----------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                            $1,270.00        $1,955.50   $2,428.99     $4,494.80     $20,499.72
----------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                        $  984.50        $1,277.63   $1,549.85     $4,619.71     $ 6,388.98
----------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                        $  940.30              --           --          --       $ 1,173.92
----------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                              $1,231.30              --           --          --       $ 1,231.30
----------------------------------------------------------------------------------------------------------------------
BT Small Company Index                           $  961.30              --           --          --       $   961.30
----------------------------------------------------------------------------------------------------------------------
BT International Equity Index                    $1,181.70              --           --          --       $ 1,181.70
----------------------------------------------------------------------------------------------------------------------
JPM Core Bond                                    $1,072.80              --           --          --       $ 1,072.80
----------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                           $1,181.40              --           --          --       $ 1,181.40
----------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                           $  914.40              --           --          --       $   914.40
----------------------------------------------------------------------------------------------------------------------
MFS Research                                     $1,221.20              --           --          --       $ 1,398.09
----------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                    $1,323.70              --           --          --       $ 1,598.96
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity           $  718.10              --           --          --       $   567.48
----------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                  $1,110.20              --           --          --       $ 1,272.79
----------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                       $1,341.10              --           --          --       $ 1,649.62
----------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                   $1,175.60              --           --           --      $ 1,270.65
----------------------------------------------------------------------------------------------------------------------

--------------------------
* Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
68  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                        TABLE 3
                            ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

-------------------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                                                         PORTFOLIO
                                             1 YEAR    3 YEARS    5 YEARS     10 YEARS     20 YEARS      INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                        3.40%       3.42%      3.23%       3.63%         --            5.11%
-------------------------------------------------------------------------------------------------------------------------
   Lipper Money Market                       4.84%       4.87%      4.77%       5.20%         --            6.77%
-------------------------------------------------------------------------------------------------------------------------
   Benchmark                                 5.05%       5.18%      5.11%       5.44%         --            6.76%
-------------------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                         (6.90)%      9.30%      7.96%       9.11%         --            8.45%
-------------------------------------------------------------------------------------------------------------------------
   Lipper High Current Yield                (0.44)%      8.21%      7.37%       9.34%         --            8.97%
-------------------------------------------------------------------------------------------------------------------------
   Benchmark                                 3.66%       9.11%      9.01%      11.08%         --           10.72%
-------------------------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK                       27.00%      25.24%     19.66%      16.44%       16.42%         14.24%
-------------------------------------------------------------------------------------------------------------------------
   Lipper Growth                            22.86%      22.23%     18.63%      16.72%       16.30%         16.01%
-------------------------------------------------------------------------------------------------------------------------
   Benchmark                                28.58%      28.23%     24.06%      19.21%       17.76%         15.98%
-------------------------------------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK                   (1.55)%      8.69%      9.39%      16.69%         --           15.59%
-------------------------------------------------------------------------------------------------------------------------
   Lipper Mid--Cap Growth                    12.16%      16.33%     14.87%      15.44%        --           13.69%
-------------------------------------------------------------------------------------------------------------------------
   Benchmark                                 8.28%      17.77%     15.56%      16.49%         --           14.78%
-------------------------------------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH                   (5.97)%        --         --          --          --           10.25%
-------------------------------------------------------------------------------------------------------------------------
   Lipper Small Company Growth              (0.33)%        --         --          --          --           16.72%
-------------------------------------------------------------------------------------------------------------------------
   Benchmark                                 1.23%         --         --          --          --           16.58%
-------------------------------------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX                         23.13%         --         --          --          --           23.13%
-------------------------------------------------------------------------------------------------------------------------
   Lipper S&P 500 Index                     26.78%         --         --          --          --           26.78%
-------------------------------------------------------------------------------------------------------------------------
   Benchmark                                28.58%         --         --          --          --           28.58%
-------------------------------------------------------------------------------------------------------------------------
BT SMALL COMPANY INDEX                      (3.87)%        --         --          --          --           (3.87)%
-------------------------------------------------------------------------------------------------------------------------
   Lipper Small Cap                          1.53%         --         --          --          --            1.53%
-------------------------------------------------------------------------------------------------------------------------
   Benchmark                                (2.54)%        --         --          --          --           (2.54)%
-------------------------------------------------------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX               18.17%         --         --          --          --           18.17%
-------------------------------------------------------------------------------------------------------------------------
   Lipper International                     12.17%         --         --          --          --           12.17%
-------------------------------------------------------------------------------------------------------------------------
   Benchmark                                20.00%         --         --          --          --           20.00%
-------------------------------------------------------------------------------------------------------------------------
JPM CORE BOND                                7.28%         --         --          --          --            7.28%
-------------------------------------------------------------------------------------------------------------------------
  Lipper Intermediate Investment Grade       7.23%         --         --          --          --            7.23%
   Debt
-------------------------------------------------------------------------------------------------------------------------
   Benchmark                                 8.72%         --         --          --          --            8.72%
-------------------------------------------------------------------------------------------------------------------------
LAZARD LARGE CAP VALUE                      18.14%         --         --          --          --           18.14%
-------------------------------------------------------------------------------------------------------------------------
   Lipper Capital Appreciation              24.16%         --         --          --          --           24.16%
-------------------------------------------------------------------------------------------------------------------------
   Benchmark                                28.58%         --         --          --          --           28.58%
-------------------------------------------------------------------------------------------------------------------------
LAZARD SMALL CAP VALUE                      (8.56)%        --         --          --          --           (8.56)%
-------------------------------------------------------------------------------------------------------------------------
   Lipper Small Cap                          1.53%         --         --          --          --            1.53%
-------------------------------------------------------------------------------------------------------------------------
   Benchmark                                (2.54)%        --         --          --          --           (2.54)%
-------------------------------------------------------------------------------------------------------------------------
MFS RESEARCH                                22.12%         --         --          --          --           22.44%
-------------------------------------------------------------------------------------------------------------------------
   Lipper Growth                            25.82%         --         --          --          --           28.73%
-------------------------------------------------------------------------------------------------------------------------
   Benchmark                                28.58%         --         --          --          --           31.63%
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  69
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                  TABLE 3 (CONTINUED)
                            ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                                                         PORTFOLIO
                                            1 YEAR     3 YEARS    5 YEARS     10 YEARS     20 YEARS      INCEPTION*
-----------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES               32.37%         --         --          --                      32.69%
-----------------------------------------------------------------------------------------------------------------------
   Lipper Mid-Cap                           15.97%         --         --          --                      22.72%
-----------------------------------------------------------------------------------------------------------------------
   Benchmark                                (2.54)%        --         --          --                      14.53%
-----------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY      (28.19)%       --         --          --           --        (33.79)%
-----------------------------------------------------------------------------------------------------------------------
    Lipper Emerging Markets                 (30.50)%       --         --          --           --        (36.28)%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                               (25.34)%       --         --          --           --        (28.92)%
-----------------------------------------------------------------------------------------------------------------------

EQ/PUTNAM GROWTH & INCOME VALUE             11.02%         --         --          --           --         15.74%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Growth & Income                    15.54%         --         --          --           --         21.32%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                 28.58%         --         --          --           --         31.63%
-----------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INVESTORS GROWTH                  34.11%         --         --          --           --         35.19%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Growth                             25.82%         --         --          --           --         28.73%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                 28.58%         --         --          --           --         31.63%
-----------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL EQUITY              17.56%         --         --          --           --         15.64%
-----------------------------------------------------------------------------------------------------------------------
  Lipper International                      12.17%         --         --          --           --          9.06%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                 20.00%         --         --          --           --         13.43%
-----------------------------------------------------------------------------------------------------------------------



----------------
* Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
70  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                                        TABLE 4
                            CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                          SINCE
                                                                                                          PORTFOLIO
                                              1 YEAR    3 YEARS    5 YEARS     10 YEARS     20 YEARS      INCEPTION*
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE MONEY MARKET                         3.40%    10.60%        17.22%      42.89%         --        138.78%
-----------------------------------------------------------------------------------------------------------------------
    Lipper Money Market                        4.84%    15.34%        26.25%      66.09%         --        214.68%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                  5.05%    16.35%        28.27%      69.88%         --        214.45%
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE HIGH YIELD                          (6.90)%   30.56%        46.65%     139.11%         --        164.68%
-----------------------------------------------------------------------------------------------------------------------
   Lipper High Current Yield                  (0.44)%   26.80%        43.00%     145.62%         --        182.21%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                  3.66%    29.90%        53.96%     186.01%         --        239.69%
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE COMMON STOCK                        27.00%    96.46%       145.35%     358.29%     1,991.24%   2,026.84%
-----------------------------------------------------------------------------------------------------------------------
    Lipper Growth                             22.86%    84.52%       138.97%     388.00%     2,185.68%   3,490.04%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                 28.58%   110.85%       193.91%     479.62%     2,530.43%   2,919.92%
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE AGGRESSIVE STOCK                    (1.55)%   28.42%        56.67%     368.05%         --        550.62%
-----------------------------------------------------------------------------------------------------------------------
    Lipper Mid-Cap Growth                     12.16%    58.64%       102.73%     334.88%         --        448.32%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                  8.28%    63.35%       106.12%     360.30%         --        494.67%
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE SMALL CAP GROWTH                    (5.97)%       --           --          --          --         17.69%
-----------------------------------------------------------------------------------------------------------------------
    Lipper Small Company Growth               (0.33)%       --           --          --          --         28.98%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                  1.23%        --           --          --          --         29.23%
-----------------------------------------------------------------------------------------------------------------------
 BT EQUITY 500 INDEX                          23.13%        --           --          --          --         23.13%
-----------------------------------------------------------------------------------------------------------------------
    Lipper S&P 500 Index                      26.78%        --           --          --          --         26.78%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                 28.58%        --           --          --          --         28.58%
-----------------------------------------------------------------------------------------------------------------------
 BT SMALL COMPANY INDEX                       (3.87)%       --           --          --          --         (3.87)%
-----------------------------------------------------------------------------------------------------------------------
   Lipper Small Cap                            1.53%        --           --          --          --          1.49%
-----------------------------------------------------------------------------------------------------------------------
   Benchmark                                  (2.54)%       --           --          --          --         (2.54)%
-----------------------------------------------------------------------------------------------------------------------
 BT INTERNATIONAL EQUITY INDEX                18.17%        --           --          --          --         18.17%
-----------------------------------------------------------------------------------------------------------------------
    Lipper International                      12.17%        --           --          --          --         12.23%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                 20.00%        --           --          --          --         20.00%
-----------------------------------------------------------------------------------------------------------------------
 JPM CORE BOND                                 7.28%        --           --          --          --          7.28%
-----------------------------------------------------------------------------------------------------------------------
    Lipper Intermediate Investment Grade
    Debt                                       7.23%        --           --          --          --          7.23%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                  8.72%        --           --          --          --          8.72%
-----------------------------------------------------------------------------------------------------------------------
 LAZARD LARGE CAP VALUE                       18.14%        --           --          --          --         18.14%
-----------------------------------------------------------------------------------------------------------------------
    Lipper Capital Appreciation               24.16%        --           --          --          --         24.09%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                 28.58%        --           --          --          --         28.58%
-----------------------------------------------------------------------------------------------------------------------
 LAZARD SMALL CAP VALUE                       (8.56)%       --           --          --          --         (8.56)%
-----------------------------------------------------------------------------------------------------------------------
    Lipper Small Cap                           1.53%        --           --          --          --          1.53%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                 (2.54)%       --           --          --          --         (2.54)%
-----------------------------------------------------------------------------------------------------------------------
 MFS RESEARCH                                 22.12%        --           --          --          --         40.19%
-----------------------------------------------------------------------------------------------------------------------
    Lipper Growth                             25.82%        --           --          --          --         52.86%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                 28.58%        --           --          --          --         57.60%
-----------------------------------------------------------------------------------------------------------------------
 MFS EMERGING GROWTH COMPANIES                32.37%        --           --          --          --         60.31%
-----------------------------------------------------------------------------------------------------------------------
    Lipper Mid-Cap                            15.97%        --           --          --          --         42.16%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                 (2.54)%       --           --          --          --         25.40%
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  71
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                  TABLE 4 (CONTINUED)
                            CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                             SINCE
                                                                                                           PORTFOLIO
                                               1 YEAR     3 YEARS     5 YEARS     10 YEARS    20 YEARS     INCEPTION*
-----------------------------------------------------------------------------------------------------------------------
 MORGAN STANLEY EMERGING MARKETS EQUITY       (28.19)%       --          --          --          --         (43.02)%
-----------------------------------------------------------------------------------------------------------------------
    Lipper Emerging Markets                   (30.50)%       --          --          --          --         (45.67)%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                 (25.34)%       --          --          --          --         (36.71)%
-----------------------------------------------------------------------------------------------------------------------
  EQ/PUTNAM GROWTH & INCOME VALUE              11.02%        --          --          --          --          27.62%
-----------------------------------------------------------------------------------------------------------------------
    Lipper Growth & Income                     15.54%        --          --          --          --          38.49%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                  28.58%        --          --          --          --          57.60%
-----------------------------------------------------------------------------------------------------------------------
  EQ/PUTNAM INVESTORS GROWTH                   34.11%        --          --          --          --          65.38%
-----------------------------------------------------------------------------------------------------------------------
    Lipper Growth                              25.82%        --          --          --          --          52.86%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                  28.58%        --          --          --          --          57.60%
-----------------------------------------------------------------------------------------------------------------------
  EQ/PUTNAM INTERNATIONAL EQUITY               17.56%        --          --          --          --          27.44%
-----------------------------------------------------------------------------------------------------------------------
    Lipper International                       12.17%        --          --          --          --          15.88%
-----------------------------------------------------------------------------------------------------------------------
    Benchmark                                  20.00%        --          --          --          --          23.42%
-----------------------------------------------------------------------------------------------------------------------


----------------
* Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
72  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                        TABLE 5
                                              YEAR-BY-YEAR RATES OF RETURN

-------------------------------------------------------------------------------------------------------------------------------
                              1989     1990      1991      1992      1993      1994      1995      1996      1997       1998
-------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market         7.18%     6.23%    4.23%     1.65%     1.06%     2.10%     3.80%     3.37%      3.48%     3.40%
-------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield           3.20%    (2.95)%  22.17%    10.23%    20.88%    (4.58)%   17.71%    20.60%     16.28%    (6.90)%
-------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock        23.28%    (9.82)%  35.34%     1.31%    22.52%    (3.94)%   30.01%    21.97%     26.84%    27.00%
-------------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock    40.86%     6.16%   83.43%    (4.95)%   14.59%    (5.59)%   29.21%    19.93%      8.77%    (1.55)%
-------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth     --       --        --        --        --        --        --        --        25.16%+   (5.97)%
-------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index           --       --        --        --        --        --        --        --          --      23.13%
-------------------------------------------------------------------------------------------------------------------------------
BT Small Company Index        --       --        --        --        --        --        --        --          --      (3.87)%
-------------------------------------------------------------------------------------------------------------------------------
BT International Equity
Index                         --       --        --        --        --        --        --        --          --      18.17%
-------------------------------------------------------------------------------------------------------------------------------
JPM Core Bond                 --       --        --        --        --        --        --        --          --       7.28%
-------------------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value        --       --        --        --        --        --        --        --          --      18.14%
-------------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value        --       --        --        --        --        --        --        --          --      (8.56)%
-------------------------------------------------------------------------------------------------------------------------------
MFS Research                  --       --        --        --        --        --        --        --        14.80%+   22.12%
-------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth
  Companies                   --       --        --        --        --        --        --        --        21.11%+   32.37%
-------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging
  Markets Equity              --       --        --        --        --        --        --        --       (20.66)%+ (28.19)%
-------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income     --       --        --        --        --        --        --        --        14.96%+   11.02%
  Value
-------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth    --       --        --        --        --        --        --        --        23.32%+   34.11%
-------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International       --       --        --        --        --        --        --        --         8.40%+   17.56%
  Equity
-------------------------------------------------------------------------------------------------------------------------------

----------------
+ Returns for these portfolios represent less than 12 months of performance. The returns are as of each portfolio inception date as shown in Table 1.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  73
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


COMMUNICATING PERFORMANCE DATA

  In reports or other communications to contract owners or in advertising material, we may describe general economic and market conditions affecting our variable investment options and the portfolios and may compare the performance or ranking of those options and the portfolios with:

  o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS, or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

  o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

  o data developed by us derived from such indices or averages.

  We also may furnish to present or prospective contract owners advertisements or other communications that include evaluations of a variable investment option or portfolio by nationally recognized financial publications. Examples of such publications are:

 -------------------------------------------------------------------------------
  Barron's                                       Investment Management Weekly
  Morningstar's Variable Annuity                 Money Management Letter
    Sourcebook                                   Investment Dealers Digest
  Business Week                                  National Underwriter
  Forbes                                         Pension & Investments
  Fortune                                        USA Today
  Institutional Investor                         Investor's Business Daily
  Money                                          The New York Times
  Kiplinger's Personal Finance                   The Wall Street Journal
  Financial Planning                             The Los Angeles Times
  Investment Adviser                             The Chicago Tribune
 -------------------------------------------------------------------------------

  Lipper compiles performance data for peer universes of funds with similar investment objectives in its Lipper Survey. Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

  The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

  o The "separate account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable life and annuity contracts, and

  o The "mutual fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

  The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges. VARDS is a monthly reporting service that monitors approximately 2,500 variable life and variable annuity funds on performance and account information.

  YIELD INFORMATION

  Current yield for the Alliance Money Market option will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yield for the Alliance High Yield option will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months).

  "Effective yield" is calculated in a similar manner, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the Alliance Money Market option. The current yields and effective yields assume the deduction of all contract charges and expenses other than the optional baseBUILDER benefits charge, and any charge for taxes such as premium tax. The yields and effective yields for the

--------------------------------------------------------------------------------
74  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  Alliance Money Market option, when used for the special dollar cost averaging program, assume that no contract charges are deducted. For more information, see "Yield Information for the Alliance Money Market Option and Alliance High Yield Option" in the SAI.

--------------------------------------------------------------------------------
                             INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE  75
--------------------------------------------------------------------------------

10
Incorporation of certain documents by reference

--------------------------------------------------------------------------------

Equitable Life's annual report on Form 10-K for the year ended December 31, 1998, a current report on Form 8-K dated April 9, 1999, and a quarterly report on Form 10-Q for the quarter ended June 30, 1999, are considered to be a part of this prospectus because they are incorporated by reference.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act") will be considered to become part of this prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a Web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone:
(212) 554-1234).

--------------------------------------------------------------------------------
                                APPENDIX I: CONDENSED FINANCIAL INFORMATION  A-1
--------------------------------------------------------------------------------

Appendix I: Condensed financial information

--------------------------------------------------------------------------------


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION


-----------------------------------------------------------------------------------------------------------------------
                                                                                 FOR THE YEARS ENDING
                                                                 ------------------------------------------------------
                                                                     DEC. 31, 1997                   DEC. 31, 1998
-----------------------------------------------------------------------------------------------------------------------
  ALLIANCE MONEY MARKET
-----------------------------------------------------------------------------------------------------------------------
    Unit value                                                          $23.98                          $24.80
-----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                      --                             349
-----------------------------------------------------------------------------------------------------------------------
  ALLIANCE HIGH YIELD
-----------------------------------------------------------------------------------------------------------------------
    Unit value                                                          $29.13                          $27.12
-----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                       2                             170
-----------------------------------------------------------------------------------------------------------------------
  ALLIANCE COMMON STOCK
-----------------------------------------------------------------------------------------------------------------------
    Unit value                                                         $176.22                         $223.79
-----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                       1                              35
-----------------------------------------------------------------------------------------------------------------------
  ALLIANCE AGGRESSIVE STOCK
-----------------------------------------------------------------------------------------------------------------------
    Unit value                                                          $68.19                          $67.13
-----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                      --                              16
-----------------------------------------------------------------------------------------------------------------------
  ALLIANCE SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------------------------------
    Unit value                                                          $12.52                          $11.77
-----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                      --                             211
-----------------------------------------------------------------------------------------------------------------------
  BT EQUITY 500 INDEX
-----------------------------------------------------------------------------------------------------------------------
    Unit value                                                          $10.00                          $12.31
-----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                      --                             951
-----------------------------------------------------------------------------------------------------------------------
  BT SMALL COMPANY INDEX
-----------------------------------------------------------------------------------------------------------------------
    Unit value                                                          $10.00                           $9.61
-----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                      --                             211
-----------------------------------------------------------------------------------------------------------------------
  BT INTERNATIONAL EQUITY INDEX
-----------------------------------------------------------------------------------------------------------------------
    Unit value                                                          $10.00                          $11.82
-----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                      --                             248
-----------------------------------------------------------------------------------------------------------------------
  JPM CORE BOND
-----------------------------------------------------------------------------------------------------------------------
    Unit value                                                          $10.00                          $10.73
-----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                      --                             379
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
A-2  APPENDIX I: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                 FOR THE YEARS ENDING
                                                                 ------------------------------------------------------
                                                                     DEC. 31, 1997                   DEC. 31, 1998
-----------------------------------------------------------------------------------------------------------------------
  LAZARD LARGE CAP VALUE
-----------------------------------------------------------------------------------------------------------------------
    Unit value                                                              $10.00                          $11.81
-----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                          --                             315
-----------------------------------------------------------------------------------------------------------------------
  LAZARD SMALL CAP VALUE
-----------------------------------------------------------------------------------------------------------------------
    Unit value                                                              $10.00                           $9.14
-----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                          --                             344
-----------------------------------------------------------------------------------------------------------------------
  MFS RESEARCH
-----------------------------------------------------------------------------------------------------------------------
    Unit value                                                              $11.48                          $14.02
-----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                           1                             410
-----------------------------------------------------------------------------------------------------------------------
  MFS EMERGING GROWTH COMPANIES
-----------------------------------------------------------------------------------------------------------------------
    Unit value                                                              $12.11                          $16.03
-----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                           2                             200
-----------------------------------------------------------------------------------------------------------------------
  MORGAN STANLEY EMERGING MARKETS EQUITY
-----------------------------------------------------------------------------------------------------------------------
    Unit value                                                               $7.93                           $5.70
-----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                          --                             203
-----------------------------------------------------------------------------------------------------------------------
  EQ/PUTNAM GROWTH & INCOME VALUE
-----------------------------------------------------------------------------------------------------------------------
    Unit value                                                              $11.50                          $12.76
-----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                          17                             714
-----------------------------------------------------------------------------------------------------------------------
  EQ/PUTNAM INVESTORS GROWTH
-----------------------------------------------------------------------------------------------------------------------
    Unit value                                                              $12.33                          $16.54
-----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                          --                             282
-----------------------------------------------------------------------------------------------------------------------
  EQ/PUTNAM INTERNATIONAL EQUITY
-----------------------------------------------------------------------------------------------------------------------
    Unit value                                                              $10.84                          $12.75
-----------------------------------------------------------------------------------------------------------------------
    Number of units outstanding (000s)                                           4                             422
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CONTRACTS  B-1
--------------------------------------------------------------------------------

Appendix II: Purchase considerations for QP contracts

--------------------------------------------------------------------------------

Trustees who are considering the purchase of an Equitable Accumulator Select QP contract should discuss with their tax advisers whether this is an appropriate investment vehicle for the employer's plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the guaranteed minimum income benefit, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Equitable Accumulator Select QP contract or another annuity. Therefore, you should purchase an Equitable Accumulator QP contract to fund a plan for the contract's features and benefits other than tax deferral. This QP contract accepts transfer contributions only and not regular, ongoing payroll contributions. For 401(k) plans under defined contribution plans, no employee after-tax contributions are accepted.

Under defined benefit plans, we will not accept rollovers from a defined contribution plan to a defined benefit plan. We will only accept transfers from a defined benefit plan or a change of investment vehicles in the plan. For defined benefit plans, the maximum percentage of actuarial value of the plan participant/employee's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant/employee. Equitable Life does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit. If overfunding of a plan occurs, withdrawals from the QP contract may be required. A market value adjustment may apply.

Further, Equitable Life will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant/employee takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan.

Given that required minimum distributions must generally commence from the plan for annuitants after age 70 1/2, trustees should consider whether the QP contract is an appropriate purchase for annuitants approaching or over age
70 1/2.

Finally, because the method of purchasing the QP contract and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

--------------------------------------------------------------------------------
                              APPENDIX III: MARKET VALUE ADJUSTMENT EXAMPLE  C-1
--------------------------------------------------------------------------------

Appendix III: Market value adjustment example

--------------------------------------------------------------------------------

The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2000 to a fixed maturity option with a maturity date of February 15, 2009 (nine years later) at a rate to maturity of 7.00%, resulting in a maturity value at the maturity date of $183,846. We further assume that a withdrawal of $50,000 is made four years later on February 15, 2004.

--------------------------------------------------------------------------------
                                                           ASSUMED RATE TO
                                                   MATURITY ON FEBRUARY 15, 2004
--------------------------------------------------------------------------------
                                                           5.00%        9.00%
--------------------------------------------------------------------------------
 AS OF FEBRUARY 15, 2004 (BEFORE WITHDRAWAL)
--------------------------------------------------------------------------------
(1) Market adjusted amount                               $144,048     $119,487
--------------------------------------------------------------------------------
(2) Fixed maturity amount                                $131,080     $131,080
--------------------------------------------------------------------------------
(3) Market value adjustment:
   (1) - (2)                                             $ 12,968     $(11,593)
--------------------------------------------------------------------------------
 ON FEBRUARY 15, 2004 (AFTER WITHDRAWAL)
--------------------------------------------------------------------------------
(4) Portion of market value adjustment associated
    with withdrawal: (3) x [$50,000/(1)]                 $  4,501     $ (4,851)
--------------------------------------------------------------------------------
(5) Reduction in fixed maturity amount
    [$50,000 - (4)]                                      $ 45,499     $ 54,851
--------------------------------------------------------------------------------
(6) Fixed maturity amount (2) - (5)                      $ 85,581     $ 76,229
--------------------------------------------------------------------------------
(7) Maturity value                                       $120,032     $106,915
--------------------------------------------------------------------------------
(8) Market adjusted amount of (7)                        $ 94,048     $ 69,487
--------------------------------------------------------------------------------

You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

--------------------------------------------------------------------------------
                      APPENDIX IV: GUARANTEED MINIMUM DEATH BENEFIT EXAMPLE  D-1
--------------------------------------------------------------------------------

Appendix IV: Guaranteed minimum death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the guaranteed minimum death benefit.

The following illustrates the guaranteed minimum death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the Alliance Money Market option or the fixed maturity options), no additional contributions, no transfers and no withdrawals, and no loans under a Rollover TSA contract, the guaranteed minimum death benefit for an annuitant age 45 would be calculated as follows:

--------------------------------------------------------------------------
                                                         ANNUAL RATCHET
  END OF                          5% ROLL UP TO             AT AGE 80
 CONTRACT                       AGE 80 GUARANTEED      GUARANTEED MINIMUM
   YEAR      ACCOUNT VALUE   MINIMUM DEATH BENEFIT(1)     DEATH BENEFIT
--------------------------------------------------------------------------
    1          $105,000            $105,000(1)             $105,000(3)
--------------------------------------------------------------------------
    2          $115,500            $110,250(2)             $115,500(3)
--------------------------------------------------------------------------
    3          $129,360            $115,763(2)             $129,360(3)
--------------------------------------------------------------------------
    4          $103,488            $121,551(1)             $129,360(4)
--------------------------------------------------------------------------
    5          $113,837            $127,628(1)             $129,360(4)
--------------------------------------------------------------------------
    6          $127,497            $134,010(1)             $129,360(4)
--------------------------------------------------------------------------
    7          $127,497            $140,710(1)             $129,360(4)
--------------------------------------------------------------------------
The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%. We
are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

5% ROLL UP TO AGE 80

(1) At the end of contract year 1, and again at the end of contract years 4 through 7, the death benefit will be equal to the guaranteed minimum death benefit.

(2) At the end of contract years 2 and 3, the death benefit will be equal to the current account value since it is higher than the current guaranteed minimum death benefit.

ANNUAL RATCHET TO AGE 80

(3) At the end of contract years 1 through 3, the guaranteed minimum death benefit is equal to the current account value.

(4) At the end of contract years 4 through 7, the guaranteed minimum death benefit is equal to the guaranteed minimum death benefit at the end of the prior year since it is equal to or higher than the current account value.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


TABLE OF CONTENTS


                                                            PAGE
Unit Values                                                   2

Annuity Unit Values                                           2

Custodian and Independent Accountants                         3

Yield Information for the Alliance Money Market Option
  and Alliance High Yield Option                              3

Long-Term Market Trends                                       4

Key Factors in Retirement Planning                            7

Financial Statements                                         11


HOW TO OBTAIN AN EQUITABLE ACCUMULATOR SELECT STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
   Equitable Accumulator Select
   P.O. Box 1547
   Secaucus, NJ 07096-1547

--------------------------------------------------------------------------------

Please send me an Equitable Accumulator Select SAI for Separate Account No. 49 dated October 18, 1999:


--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                     State         Zip






(SAI 4ACS(10/99))

Equitable Accumulator
Express(SM)

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED OCTOBER 18, 1999

--------------------------------------------------------------------------------

WHAT IS THE EQUITABLE ACCUMULATOR EXPRESS?

Equitable Accumulator Express is a deferred annuity contract issued by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. It provides for the accumulation of retirement savings and for income. The contract offers death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options and the fixed maturity options ("investment options"). This contract may not currently be available in all states.

-----------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
-----------------------------------------------------------------------
o Alliance Money Market             o JPM Core Bond
o Alliance High Yield               o Lazard Large Cap Value
o Alliance Common Stock             o Lazard Small Cap Value
o Alliance Aggressive Stock         o MFS Growth with Income
o Alliance Small Cap Growth         o MFS Research
o EQ/Alliance Premier Growth        o MFS Emerging Growth Companies
o BT Equity 500 Index               o Morgan Stanley Emerging
o BT Small Company Index                Markets Equity
o BT International Equity Index     o EQ/Putnam Growth & Income Value
o Capital Guardian U.S. Equity      o EQ/Putnam Investors Growth
o Capital Guardian Research         o EQ/Putnam International Equity
o Capital Guardian International
-----------------------------------------------------------------------

You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of our Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio of EQ Advisors Trust. Your investment results in a variable investment option will depend on the investment performance of the related portfolio.

FIXED MATURITY OPTIONS. You may allocate amounts to one or more fixed maturity options. These amounts will receive a fixed rate of interest for a specified period. Interest is earned at a guaranteed rate we set. We make a market value adjustment (up or down) if you make transfers or withdrawals from a fixed maturity option before its maturity date.

TYPES OF CONTRACTS. We offer the contracts for use as:

o  A nonqualified annuity ("NQ") for after-tax contributions only.

o  An individual retirement annuity ("IRA"), either traditional IRA or Roth IRA.

   We offer two versions of the traditional IRA: "Rollover IRA" and "Flexible Premium IRA." We also offer two versions of the Roth IRA: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

A contribution of at least $50 is required to purchase a contract.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated October 18, 1999, is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's Web site at http://www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.








THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
2  CONTENTS OF THIS PROSPECTUS
--------------------------------------------------------------------------------

Contents of this prospectus

--------------------------------------------------------------------------------

EQUITABLE ACCUMULATOR EXPRESS(SM)

--------------------------------------------------------------------------------
Index of key words and phrases                                                 4
Who is Equitable Life?                                                         5
How to reach us                                                                6
Equitable Accumulator Express at a glance -- key features                      8

--------------------------------------------------------------------------------
FEE TABLE                                                                     10
--------------------------------------------------------------------------------
Examples                                                                      13

--------------------------------------------------------------------------------
1
CONTRACT FEATURES AND BENEFITS                                                15
--------------------------------------------------------------------------------
How you can purchase and contribute to your contract                          15
Owner and annuitant requirements                                              17
How you can make your contributions                                           17
What are your investment options under the
  contract?                                                                   17
Allocating your contributions                                                 20
Your right to cancel within a certain number of days                          21

--------------------------------------------------------------------------------
2
DETERMINING YOUR CONTRACT'S VALUE                                            22
--------------------------------------------------------------------------------
Your account value                                                           22
Your contract's value in the variable investment options                     22
Your contract's value in the fixed maturity options                          22

--------------------------------------------------------------------------------
3
TRANSFERRING YOUR MONEY AMONG THE
  VARIABLE INVESTMENT OPTIONS                                                 23
--------------------------------------------------------------------------------
Transferring your account value                                               23
Dollar cost averaging your account value                                      23
Rebalancing your account value                                                23

--------------------------------------------------------------------------------
"We," "our" and "us" refer to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

--------------------------------------------------------------------------------
                                                  CONTENTS OF THIS PROSPECTUS  3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4
ACCESSING YOUR MONEY                                                          25
--------------------------------------------------------------------------------
Withdrawing your account value                                                25
How withdrawals are taken from your account value                             26
Surrendering your contract to receive its cash value                          26
When to expect payments                                                       26
Choosing your annuity payout options                                          27

--------------------------------------------------------------------------------
5
CHARGES AND EXPENSES                                                          30
--------------------------------------------------------------------------------
Charges that Equitable Life deducts                                           30
Charges that the EQ Advisors Trusts deducts                                   31
Group or sponsored arrangements                                               32
Other distribution arrangements                                               32

--------------------------------------------------------------------------------
6
PAYMENT OF DEATH BENEFIT                                                      33
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                       33
How death benefit payment is made                                             33
Beneficiary continuation option for Rollover IRA and
  Flexible Premium IRA contracts                                              34

--------------------------------------------------------------------------------
7
TAX INFORMATION                                                               35
--------------------------------------------------------------------------------
Overview                                                                      35
Transfers among investment options                                            35
Taxation of nonqualified annuities                                            35
Special rules for NQ contracts issued in Puerto Rico                          36
Individual retirement arrangements (IRAs)                                     37
Federal and state income tax withholding and
  information reporting                                                       47
Impact of taxes to Equitable Life                                             48

--------------------------------------------------------------------------------
8
MORE INFORMATION                                                              49
--------------------------------------------------------------------------------
About our Separate Account No. 49                                             49
About EQ Advisors Trust                                                       49
About our fixed maturity options                                              50
About the general account                                                     51
About other methods of payment                                                51
Dates and prices at which contract events occur                               52
About your voting rights                                                      53
About our year 2000 progress                                                  53
About legal proceedings                                                       54
About our independent accountants                                             54
Transfers of ownership, collateral assignments, loans,
  and borrowing                                                               54
Distribution of the contracts                                                 54

--------------------------------------------------------------------------------
9
INVESTMENT PERFORMANCE                                                        56
--------------------------------------------------------------------------------
Benchmarks                                                                    56
Communicating performance data                                                65

--------------------------------------------------------------------------------
10
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                               67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPENDIX
--------------------------------------------------------------------------------
Market value adjustment example                                              A-1

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
  TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4 INDEX OF KEY WORDS AND PHRASES
--------------------------------------------------------------------------------

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.

                                                PAGE
 account value                                   22
 annuitant                                       15
 annuity payout options                          27
 beneficiary                                     33
 business day                                    52
 cash value                                      22
 conduit IRA                                     41
 contract date                                    9
 contract date anniversary                        9
 contract year                                    9
 contributions to Roth IRAs                      44
    regular contributions                        44
    rollover contributions                       45
    conversion contributions                     45
    direct custodian-to-custodian
     transfers                                   45
 contributions to traditional IRAs               37
    regular contributions                        38
    rollover contributions                       41
    direct custodian-to-custodian
     transfers                                   40
 fixed maturity amount                           19
 fixed maturity options                          19
 Flexible Premium IRA                          cover
 Flexible Premium Roth IRA                     cover
 IRA                                             37
 IRS                                             35
 investment options                              17
 market adjusted amount                          20
 market value adjustment                         20
 maturity value                                  19
 minimum death benefit                           33
 NQ                                              35
 portfolio                                     cover
 processing office                                6
 rate to maturity                                19
 Required Beginning Date                         41
 Rollover IRA                                  cover
 Roth Conversion IRA                           cover
 Roth IRA                                        44
 SAI                                           cover
 SEC                                           cover
 TOPS                                             6
 traditional IRA                                 37
 unit                                            22
 variable investment options                     17

To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your registered representative can provide further explanation about your contract.


     ---------------------------------------------------------------------------
     PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
     ---------------------------------------------------------------------------
     fixed maturity options                Guarantee Periods (Guaranteed Fixed
                                           Interest Accounts in supplemental
                                           materials)
     variable investment options           Investment Funds
     account value                         Annuity Account Value
     rate to maturity                      Guaranteed Rates
     unit                                  Accumulation Unit
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WHO IS EQUITABLE LIFE?  5
--------------------------------------------------------------------------------

Who is Equitable Life?

--------------------------------------------------------------------------------

We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contract.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $390.8 billion in assets as of June 30, 1999. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

--------------------------------------------------------------------------------
6 WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


HOW TO REACH US
You may communicate with our Processing Office as listed below for any of the following purposes:

--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Accumulator Express
P.O. Box 13014
Newark, NJ 07188-0014

--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Accumulator Express
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014
Secaucus, NJ 07094

--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Accumulator Express
P.O. Box 1547
Secaucus, NJ 07096-1547

--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Accumulator Express
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094
--------------------------------------------------------------------------------
REPORTS WE PROVIDE:
--------------------------------------------------------------------------------
o  written confirmation of financial transactions;

o statement of your contract values at the close of each calendar quarter (four per year);

o annual statement of your contract values as of the close of the contract year.

--------------------------------------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") SYSTEM:
--------------------------------------------------------------------------------

TOPS is designed to provide you with up-to-date information via touch-tone telephone. You can obtain information on:

o  your current account value;

o  your current allocation percentages;

o  the number of units you have in the variable investment options;

o  rates to maturity for the fixed maturity options; and

o  the daily unit values for the variable investment options.

You can also:

o change your allocation percentages and/or transfer among the investment options; and

o  obtain or change your personal identification number (PIN).

TOPS is normally available seven days a week, 24 hours a day, by calling toll free 1-888-909-7770. Of course, for reasons beyond our control, the service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone are genuine. For example, we will require certain personal identification information before we will act on telephone instructions and we will provide written confirmation of your transfers. We will not be liable for following telephone instructions we reasonably believe to be genuine.

--------------------------------------------------------------------------------
BY INTERNET:
--------------------------------------------------------------------------------
You can also access information about your contract on the Internet. Please visit our Web site at http://www.equitable.com, and click on EQAccess.

--------------------------------------------------------------------------------
                                                       WHO IS EQUITABLE LIFE?  7
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern time.

You should send all contributions, notices, and requests to our Processing Office at the address above.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) authorization for telephone transfers by your registered representative;

(2) conversion of a traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract;

(3) election of the automatic investment program;

(4) election of the rebalancing program;

(5) contract surrender and withdrawal requests;

(6) tax withholding election; and

(7) election of the beneficiary continuation option.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1) address changes;

(2) beneficiary changes;

(3) transfers between investment options; and

TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1) automatic investment program;

(2) dollar cost averaging;

(3) rebalancing;

(4) substantially equal withdrawals;

(5) systematic withdrawals; and

(6) the date annuity payments are to begin.


You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners both must sign.

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8  EQUITABLE ACCUMULATOR EXPRESS AT A GLANCE -- KEY FEATURES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Equitable Accumulator Express
at a glance -- key features


-------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL             Equitable Accumulator Express' variable investment options invest in 22 different Portfolios
INVESTMENT               managed by professional investment advisers.
MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY           o 10 fixed maturity options with maturities ranging from approximately 1 to 10 years.
OPTIONS                  o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                         ------------------------------------------------------------------------------------------------
                         If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. This may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment may also apply.
-------------------------------------------------------------------------------------------------------------------------
TAX ADVANTAGES           o On earnings inside the       No tax on any dividends, interest or capital gains until you
                           contract                     make withdrawals from your contract or receive annuity
                                                        payments.
                         ------------------------------------------------------------------------------------------------
                         o On transfers inside the      No tax on transfers among variable investment options.
                           contract
                         ------------------------------------------------------------------------------------------------
                         If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (IRA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.
-------------------------------------------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS     Minimum: $50 ($20 under our automatic investment program)

                         Maximum contribution limitations may apply.
-------------------------------------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY     o Lump sum withdrawals

                         o Several withdrawal options on a periodic basis

                         o Contract surrender

                         You may incur a withdrawal charge for certain withdrawals or if you surrender your contract.
                         You may also incur income tax and a tax penalty.
------------------------------------------------------------------------------------------------------------------------
PAYOUT ALTERNATIVES      o Annuity payout options

                         o Income Manager(R) payout options
------------------------------------------------------------------------------------------------------------------------
ADDITIONAL FEATURES      o Dollar cost averaging

                         o Automatic investment program

                         o Account value rebalancing (quarterly, semiannually, and annually)

                         o Unlimited free transfers
------------------------------------------------------------------------------------------------------------------------

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                      EQUITABLE ACCUMULATOR EXPRESS AT GLANCE -- KEY FEATURES  9
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
FEES AND CHARGES         o Daily charges on amounts invested in variable investment options for mortality and expense risks and administrative charges at an annual rate of 0.95%.

                         o If your account value at the end of the contract year is less than $25,000 for NQ contracts
                           (or less than $20,000 for IRA contracts), we deduct an annual administrative charge equal to
                           $30 or during the first two contract years 2% of your account value, if less. If your account value is $25,000 or more for NQ contracts (or $20,000 or more for IRA contracts), we will not deduct the charge.

                         o No sales charge deducted at the time you make contributions.

                         o During the first seven contract years following a contribution, a charge will be deducted from amounts that you withdraw that exceed 10% of your account value. We use the account value on the most recent contract date anniversary to calculate the 10% amount available.
                           The charge begins at 7% in the first contract year following a contribution. It declines each year to 1% in the seventh contract year. There is no withdrawal charge in the eighth and later contract years following a contribution.
                           ------------------------------------------------------------------------------------------------
                           The "contract date" is the effective date of a contract. This usually is the business day we receive your initial contribution. Your contract date will be shown in your contract.The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary."
                           ------------------------------------------------------------------------------------------------
                         o We deduct a charge for taxes such as premium taxes that may be imposed in your state. This charge is generally deducted from the amount applied to an annuity payout option.

                         o We generally deduct a $350 annuity administrative fee from amounts applied to purchase certain life annuity payout options.

                         o Annual expenses of EQ Advisors Trust Portfolios are calculated as a percentage of the average daily net assets invested in each Portfolio. These expenses include management and advisory fees ranging from 0.25% to 1.15% annually, 12b-1 fees of 0.25% annually, and other expenses.
-------------------------------------------------------------------------------------------------------------------------
ANNUITANT ISSUE AGES     NQ: 0-83
                         Rollover IRA, Flexible Premium Roth IRA, and Roth Conversion IRA: 20-83
                         Flexible Premium IRA: 20-70
-------------------------------------------------------------------------------------------------------------------------


THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.

For more detailed information we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your Equitable associate, or call us, if you have any questions.

--------------------------------------------------------------------------------
10  FEE TABLE
--------------------------------------------------------------------------------

Fee Table

--------------------------------------------------------------------------------

The fee table below will help you understand the various charges and expenses that apply to your contract. The table reflects charges you will directly incur under the contract, as well as charges and expenses of the portfolios that you will bear indirectly. Charges for taxes, such as premium taxes, may also apply. Also, an annuity administrative fee may apply when your annuity payments are to begin. Each of the charges and expenses is more fully described under "Charges and expenses" later in this prospectus. For a complete description of portfolio charges and expenses, please see the attached prospectus for EQ Advisors Trust.

The fixed maturity options are not covered by the fee table and examples. However, the annual administrative charge and the withdrawal charge do apply to the fixed maturity options. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer or surrender of amounts from a fixed maturity option.

---------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS
AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------
Mortality and expense risks(1)                                                            0.70%
Administrative(2)                                                                         0.25%
                                                                                          -----
Total annual expenses                                                                     0.95%

---------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
---------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge(3)
 If your account value on a contract date anniversary is less than $25,000 for NQ
  contracts (or less than $20,000 for IRA contracts)                                      $30
 If your account value on a contract date anniversary is $25,000 or more for NQ
  contracts (or $20,000 or more for IRA contracts)                                        $0

---------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN
TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------
WITHDRAWAL CHARGE AS A PERCENTAGE OF CONTRIBUTIONS (deducted if you surrender             Contract
your contract or make certain withdrawals. The withdrawal charge percentage we use is      year
determined by the contract year in which you make the withdrawal or surrender               1................   7.00%
your contract. For each contribution, we consider the contract year in which we             2................   6.00%
receive that contribution to be "contract year 1")(4)                                       3................   5.00%
                                                                                            4................   4.00%
                                                                                            5................   3.00%
                                                                                            6................   2.00%
                                                                                            7................   1.00%
                                                                                            8+...............   0.00%

--------------------------------------------------------------------------------
                                                                   FEE TABLE  11
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                TOTAL
                                                                                           OTHER               ANNUAL
                                                                                          EXPENSES             EXPENSES
                                             MANAGEMENT                               (AFTER EXPENSE       (AFTER EXPENSE
                                                FEES(5)          12B-1 FEES(6)          LIMITATION)(7)       LIMITATION)(8)
----------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                           0.35%                 0.25%                 0.03%                 0.63%
Alliance High Yield                             0.60%                 0.25%                 0.04%                 0.89%
Alliance Common Stock                           0.36%                 0.25%                 0.04%                 0.65%
Alliance Aggressive Stock                       0.54%                 0.25%                 0.04%                 0.83%
Alliance Small Cap Growth                       0.90%                 0.25%                 0.06%                 1.21%
EQ/Alliance Premier Growth                      0.90%                 0.25%                 0.00%                 1.15%
BT Equity 500 Index                             0.25%                 0.25%                 0.05%                 0.55%
BT Small Company Index                          0.25%                 0.25%                 0.25%                 0.75%
BT International Equity Index                   0.35%                 0.25%                 0.40%                 1.00%
Capital Guardian U.S. Equity                    0.65%                 0.25%                 0.05%                 0.95%
Capital Guardian Research                       0.65%                 0.25%                 0.05%                 0.95%
Capital Guardian International                  0.75%                 0.25%                 0.20%                 1.20%
JPM Core Bond                                   0.45%                 0.25%                 0.10%                 0.80%
Lazard Large Cap Value                          0.55%                 0.25%                 0.15%                 0.95%
Lazard Small Cap Value                          0.80%                 0.25%                 0.15%                 1.20%
MFS Growth with Income                          0.55%                 0.25%                 0.05%                 0.85%
MFS Research                                    0.55%                 0.25%                 0.05%                 0.85%
MFS Emerging Growth Companies                   0.55%                 0.25%                 0.05%                 0.85%
Morgan Stanley Emerging Markets Equity          1.15%                 0.25%                 0.35%                 1.75%
EQ/Putnam Growth & Income Value                 0.55%                 0.25%                 0.05%                 0.85%
EQ/Putnam Investors Growth                      0.55%                 0.25%                 0.15%                 0.95%
EQ/Putnam International Equity                  0.70%                 0.25%                 0.25%                 1.20%
-----------------------------------------------------------------------------------------------------------------------------

-------------
Notes:

(1)  A portion of this charge is for providing the death benefit.

(2) We reserve the right to increase this charge to a maximum annual rate of 0.35%.

(3) During the first two contract years this charge is equal to the lesser of $30 or 2% of your account value if it applies. Thereafter, the charge is $30 for each contract year.

(4) Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, and upon surrender of a contract.

(5) The management fees or the maximum management fees, if a maximum applies, for each portfolio cannot be increased without a vote of that portfolio's shareholders.

(6) Portfolio shares are all subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts. Prior to October 18, 1999, the total annual expenses for the Alliance Small Cap Growth portfolio were limited to 1.20% under an expense limitation arrangement related to that portfolio's Rule 12b-1 Plan. The arrangement is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1998, absent the expense limitation agreement.

--------------------------------------------------------------------------------
12  FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


(7) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (8) for any expense limitation agreements.

     On October 18, 1999, the Alliance portfolios (other than EQ/Alliance Premier Growth) became part of the portfolios of EQ Advisors Trust. The "Other Expenses" for these portfolios have been restated to reflect the estimated expenses that would have been incurred had these portfolios been portfolios of EQ Advisors Trust for the year ended December 31, 1998. The restated expenses reflect an increase of 0.01%.

(8) Equitable Life, EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to certain portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of certain portfolios (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses, and 12b-1 fees) are limited as a percentage of the average daily net assets of the following portfolios: 0.90% for EQ/Alliance Premier Growth; 0.30% for BT Equity 500 Index; 0.50% for BT Small Company Index; 0.75% for BT International Equity Index; 0.70% for Capital Guardian U.S. Equity and Capital Guardian Research; 0.95% for Capital Guardian International; 0.55% for JPM Core Bond; 0.70% for Lazard Large Cap Value; 0.95% for Lazard Small Cap Value; 0.60% for MFS Growth with Income, MFS Research, and MFS Emerging Growth Companies; 1.50% for Morgan Stanley Emerging Markets Equity; 0.60% for EQ/Putnam Growth & Income Value; 0.70% for EQ/Putnam Investors Growth; 0.95% for EQ/Putnam International Equity. The expenses shown for the BT International Equity Index, BT Small Company Index, EQ/Putnam Investors Growth, and Lazard Large Cap Value portfolios reflect an increase effective on May 1, 1999.

     Absent the expense limitation, the "Other Expenses" for 1998 on an annualized basis for each of the portfolios would have been as follows: 0.33% for BT Equity 500 Index; 1.31% for BT Small Company Index; 0.89% for BT International Equity Index; 0.33% for JPM Core Bond; 0.40% for Lazard Large Cap Value; 0.49% for Lazard Small Cap Value; 0.25% for MFS Research; 0.24% for MFS Emerging Growth Companies; 1.23% for Morgan Stanley Emerging Markets Equity; 0.24% for EQ/Putnam Growth & Income Value; 0.29% for EQ/Putnam Investors Growth; 0.51% for EQ/Putnam International Equity. For the following portfolios, the "Other Expenses" for 1999, absent the expense limitation, are estimated to be as follows: 0.74% for EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, and Capital Guardian Research; 1.03% for Capital Guardian International; 0.59% for MFS Growth with Income. Initial seed capital was invested on December 31, 1998 for the MFS Growth with Income portfolio and April 30, 1999 for the EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International portfolios and therefore expenses have been estimated.

     Each portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that, among other things, such portfolio has reached sufficient size to permit such reimbursement to be made and provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. For more information see the prospectus for EQ Advisors Trust.

--------------------------------------------------------------------------------
                                                                    FEE TABLE 13
--------------------------------------------------------------------------------

EXAMPLES

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. We assume that a $1,000 contribution is invested in one of the variable investment options listed and a 5% annual return is earned on the assets in that option.(1) The annual administrative charge is based on the charges applicable to a mix of estimated contract sizes resulting in an administrative charge of $0.57 per $1,000.

These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

                                             IF YOU SURRENDER YOUR CONTRACT         IF YOU DO NOT SURRENDER YOUR CONTRACT
                                            AT THE END OF EACH PERIOD SHOWN,           AT THE END OF EACH PERIOD SHOWN,
                                                 THE EXPENSES WOULD BE:                     THE EXPENSES WOULD BE:
---------------------------------------------------------------------------------------------------------------------------
                                         1 YEAR    3 YEARS   5 YEARS    10 YEARS   1 YEAR    3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                    $87.18    $103.25   $121.73    $199.54    $17.18    $53.25    $ 91.73    $199.54
Alliance High Yield                      $89.91    $111.54   $135.72    $228.34    $19.91    $61.54    $105.72    $228.34
Alliance Common Stock                    $87.39    $103.89   $122.81    $201.78    $17.39    $53.89    $ 92.81    $201.78
Alliance Aggressive Stock                $89.28    $109.63   $132.51    $221.76    $19.28    $59.63    $102.51    $221.76
Alliance Small Cap Growth                $93.27    $121.69   $152.73    $262.76    $23.27    $71.69    $122.73    $262.76
EQ/Alliance Premier Growth               $92.64    $119.79      --         --      $22.64    $69.79       --         --
BT Equity 500 Index                      $86.34    $100.69   $117.40    $190.53    $16.34    $50.69    $ 87.40    $190.53
BT Small Company Index                   $88.44    $107.09   $128.21    $212.92    $18.44    $57.09    $ 98.21    $212.92
BT International Equity Index            $91.06    $115.04   $141.59    $240.29    $21.06    $65.04    $111.59    $240.29
Capital Guardian U.S. Equity             $90.54    $113.45      --         --      $20.54    $63.45       --         --
Capital Guardian Research                $90.54    $113.45      --         --      $20.54    $63.45       --         --
Capital Guardian International           $93.16    $121.37      --         --      $23.16    $71.37       --         --
JPM Core Bond                            $88.97    $108.68   $130.90    $218.45    $18.97    $58.68    $100.90    $218.45
Lazard Large Cap Value                   $90.54    $113.45   $138.93    $234.87    $20.54    $63.45    $108.93    $234.87
Lazard Small Cap Value                   $93.16    $121.37   $152.20    $261.70    $23.16    $71.37    $122.20    $261.70
MFS Growth with Income                   $89.49    $110.27      --         --      $19.49    $60.27       --         --
MFS Research                             $89.49    $110.27   $133.58    $223.95    $19.49    $60.27    $103.58    $223.95
MFS Emerging Growth Companies            $89.49    $110.27   $133.58    $223.95    $19.49    $60.27    $103.58    $223.95
Morgan Stanley Emerging Markets Equity   $98.93    $138.64   $180.90    $318.37    $28.93    $88.64    $150.90    $318.37
EQ/Putnam Growth & Income Value          $89.49    $110.27   $133.58    $223.95    $19.49    $60.27    $103.58    $223.95
EQ/Putnam Investors Growth               $90.54    $113.45   $138.93    $234.87    $20.54    $63.45    $108.93    $234.87
EQ/Putnam International Equity           $93.16    $121.37   $152.20    $261.70    $23.16    $71.37    $122.20    $261.70
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14  FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of as payments under an annuity payout option. See "Accessing your money."

IF YOU ELECT AN ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued (see note (1) above), and you elect a life annuity payout option, the expenses shown in the example for "if you do not surrender your contract" would, in each case, be increased by $4.43 based on the average amount applied to annuity payout options in 1998. See "Annuity administrative fee" under "Charges and expenses."

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  15
--------------------------------------------------------------------------------

1
Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We require a minimum contribution amount of $50 to purchase a contract. The minimum contribution amount under our automatic investment program is $20. We discuss the automatic investment program under "About other methods of payment" under "More information" later in this prospectus. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.

--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                     AVAILABLE
  CONTRACT           FOR ANNUITANT                                                  LIMITATIONS ON
  TYPE               ISSUE AGES          SOURCE OF CONTRIBUTIONS                    CONTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
  NQ                 0 through 83        o After-tax money.                          o No additional contributions after
                                                                                       age 84.
                                         o Paid to us by check or transfer of
                                           contract value in a tax-deferred
                                           exchange under Section 1035 of the
                                           Internal Revenue Code.
---------------------------------------------------------------------------------------------------------------------------------
 Flexible            20 through 70       o "Regular" traditional IRA contributions.  o No regular IRA contributions in the
 Premium IRA                                                                           calendar year you turn age 70 1/2 and
                                         o Rollovers from a qualified plan.            thereafter.

                                         o Rollovers from a TSA.                     o Total regular contributions may not
                                                                                       exceed $2,000 for a year.
                                         o Rollovers from another traditional
                                           individual retirement arrangement.        o No additional rollover or direct transfer
                                                                                       contributions after age 71.
                                         o Direct custodian-to-custodian transfers
                                           from another traditional individual       o Rollover and direct transfer
                                           retirement arrangement.                     contributions after age 70 1/2 must
                                                                                       be net of required minimum
                                                                                       distributions.

                                         Although we accept rollover and direct transfer contributions under the Flexible
                                         Premium IRA contract, we intend that this contract be used for ongoing regular contributions.
--------------------------------------------------------------------------------------------------------------------------------
 Rollover IRA       20 through 83        o Rollovers from a qualified plan.          o No rollover or direct transfer
                                                                                       contributions after age 84.
                                         o Rollovers from a TSA.
                                                                                     o Contributions after age 70 1/2
                                         o Rollovers from another                      must be net of required
                                           traditional individual retirement           minimum distributions.
                                           arrangement.
                                                                                     o Regular IRA contributions are
                                         o Direct custodian-to-custodian               not permitted.
                                           transfers from another
                                           traditional individual retirement
                                           arrangement.

                                         Only rollover and direct transfer contributions are permitted under the Rollover IRA contract.

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                   AVAILABLE
  CONTRACT         FOR ANNUITANT                                                    LIMITATIONS ON
  TYPE             ISSUE AGES           SOURCE OF CONTRIBUTIONS                     CONTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
 Flexible          20 through 83         o Regular after-tax contributions.         o No additional regular after-tax
 Premium Roth                                                                         contributions after age 84.
 IRA                                     o Rollovers from another Roth IRA.
                                                                                    o No additional rollover or direct transfer
                                         o Conversion rollovers from a traditional    contributions after age 84.
                                           IRA.
                                                                                    o Contributions are subject to income
                                         o Direct transfers from another Roth IRA.    limits and other tax rules. See "Tax
                                                                                      information--Contributions to
                                                                                      Roth IRAs."

                                         Although we accept rollover and direct transfer contributions under the Flexible
                                         Premium Roth IRA contract, we intend that this contract be used for ongoing regular contributions.
--------------------------------------------------------------------------------------------------------------------------------
 Roth              20 through 83        o Rollovers from another Roth IRA.          o No additional rollover or direct transfer
 Conversion IRA                                                                       contributions after age 84.
                                        o Conversion rollovers from a traditional
                                          IRA.                                      o Conversion rollovers after age 70 1/2
                                                                                      must be net of required minimum
                                        o Direct transfers from another Roth IRA.     distributions for the traditional IRA you
                                                                                      are rolling over.

                                                                                    o You cannot roll over funds from a
                                                                                      traditional IRA if your adjusted gross
                                                                                      income is $100,000 or more.

                                                                                    o Regular after-tax contributions are not
                                                                                      permitted.

                                        Only rollover and direct transfer contributions are permitted under the Roth Conversion IRA contract.
--------------------------------------------------------------------------------------------------------------------------------


See "Tax information" for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all Equitable Accumulator contracts with the same annuitant would then total more than $1,500,000. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation contracts that you own would then total more than $2,500,000.

For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" under "More information" later in this prospectus.

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  17
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different than the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Under all IRA contracts the owner and annuitant must be the same person.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to Equitable Life. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail under "More information" later in this prospectus.

Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the registered representative submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.


--------------------------------------------------------------------------------
Our "business day" is any day the New York Stock Exchange is open for trading.
--------------------------------------------------------------------------------

SECTION 1035 EXCHANGES

You may apply the value of an existing nonqualified deferred annuity contract (or life insurance or endowment contract) to purchase an Equitable Accumulator Express NQ contract in a tax-free exchange if you follow certain procedures as shown in the form that we require you to use. Also see "Tax information" later in this prospectus.

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options and the fixed maturity options.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the 22 variable investment options will depend on the investment performance of the underlying portfolios. Listed below are the currently available portfolios, their investment objectives, and their advisers.

--------------------------------------------------------------------------------
You can choose from among 22 variable investment options.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
18  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 PORTFOLIOS OF EQ ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                OBJECTIVE                                           ADVISER
----------------------------------------------------------------------------------------------------------------------
 Alliance Money Market         High level of current income while preserving       Alliance Capital Management L.P.
                               assets and maintaining liquidity
----------------------------------------------------------------------------------------------------------------------
 Alliance High Yield           High return by maximizing current income and,       Alliance Capital Management L.P.
                               to the extent consistent with that objective,
                               capital appreciation
----------------------------------------------------------------------------------------------------------------------
 Alliance Common Stock         Long-term growth of capital and increasing          Alliance Capital Management L.P.
                               income
----------------------------------------------------------------------------------------------------------------------
 Alliance Aggressive Stock     Long-term growth of capital                         Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------
 Alliance Small Cap Growth     Long-term growth of capital                         Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Premier Growth    Long-term growth of capital                         Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------
 BT Equity 500 Index           Replicate as closely as possible (before            Bankers Trust Company
                               deduction of Portfolio expenses) the total return
                               of the Standard & Poor's 500 Composite Stock
                               Price Index
----------------------------------------------------------------------------------------------------------------------
 BT Small Company Index        Replicate as closely as possible (before            Bankers Trust Company
                               deduction of Portfolio expenses) the total return
                               of the Russell 2000 Index
----------------------------------------------------------------------------------------------------------------------
 BT International Equity       Replicate as closely as possible (before            Bankers Trust Company
   Index                       deduction of Portfolio expenses) the total return
                               of the Morgan Stanley Capital International
                               Europe, Australia, Far East Index
----------------------------------------------------------------------------------------------------------------------
 Capital Guardian U.S.Equity   Long-term growth of capital                         Capital Guardian Trust Company
----------------------------------------------------------------------------------------------------------------------
 Capital Guardian Research     Long-term growth of capital                         Capital Guardian Trust Company
----------------------------------------------------------------------------------------------------------------------
 Capital Guardian              Long-term growth of capital by investing            Capital Guardian Trust Company
  International                primarily in non-United States equity securities
----------------------------------------------------------------------------------------------------------------------
 JPM Core Bond                 High total return consistent with moderate risk     J.P. Morgan Investment Management Inc.
                               of capital and maintenance of liquidity
----------------------------------------------------------------------------------------------------------------------------
 Lazard Large Cap Value        Capital appreciation                                Lazard Asset Management
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  19
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
 PORTFOLIOS OF EQ ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                OBJECTIVE                                           ADVISER
----------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value         Capital appreciation                                Lazard Asset Management
----------------------------------------------------------------------------------------------------------------------------
 MFS Growth with Income        Reasonable current income and long-term             Massachusetts Financial Services Company
                               growth of capital and income
----------------------------------------------------------------------------------------------------------------------------
 MFS Research                  Long-term growth of capital and future income       Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------------------
 MFS Emerging Growth           Long-term capital growth                            Massachusetts Financial Services Company
  Companies
----------------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Emerging       Long-term capital appreciation                      Morgan Stanley Asset Management
  Markets Equity
----------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Growth & Income     Capital growth, current income is a secondary       Putnam Investment Management, Inc.
  Value                        objective
----------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Investors Growth    Long-term growth of capital and any increased       Putnam Investment Management, Inc.
                               income that results from this growth
----------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam International       Capital appreciation                                Putnam Investment Management, Inc.
  Equity
----------------------------------------------------------------------------------------------------------------------------

Other important information about the portfolios is included in the prospectus for EQ Advisors Trust attached at the end of this prospectus.

FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates ranging from one to ten years. You can allocate your contributions to one or more of these fixed maturity options. These amounts become part of our general account assets. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in contracts issued in Maryland.

--------------------------------------------------------------------------------
Fixed maturity options ranging from one to ten years to maturity
--------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution. This rate will never be less than 3%. If you make any withdrawals or transfers from a fixed maturity option before the maturity date, we will make a "market value adjustment" that may increase or decrease any fixed maturity amount you have left in that fixed maturity option. We will discuss the market value adjustment below and in greater detail later in this prospectus under "More information."

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity

--------------------------------------------------------------------------------
20  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on February 15th for each of the maturity years 2000 through 2009. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

o the fixed maturity option's maturity date is within the current calendar year; or

o  the rate to maturity is 3%; or

o for annuitants ages 76 or older, the fixed maturity option's maturity date is later than the February 15th immediately following the date annuity payments are to begin.

YOUR CHOICES AT THE MATURITY DATE. We will notify you on or before December 31st of the year before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

(a) transfer the maturity value into another available fixed maturity option, or into any of the variable investment options; or

(b) withdraw the maturity value (there may be a withdrawal charge).

If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the fixed maturity option that will mature next.

MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b) the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, under "More information" later in this prospectus. The Appendix to this prospectus provides an example of how the market value adjustment is calculated.

ALLOCATING YOUR CONTRIBUTIONS

You may choose from among two ways to allocate your contributions under your contract: self-directed and principal assurance.

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  21
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. However, the total of your allocations must equal 100%. If the annuitant is age 76 or older, you may allocate contributions to fixed maturity options if their maturities are five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the February 15th immediately following the date annuity payments are to begin.

PRINCIPAL ASSURANCE ALLOCATION

You can elect this allocation program with a minimum initial contribution of $5,000. You select a fixed maturity option and we specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you select generally may not be later than 10 years, or earlier than 7 years from your contract date. You allocate the rest of your contribution to the variable investment options however you choose.

For example, if your initial contribution is $10,000, and on July 15, 1999 you chose the fixed maturity option with a maturity date of February 15, 2009, since the rate to maturity was 5.56% on July 15, 1999, we would have allocated $5,949.36 to that fixed maturity option and the balance to your choice of variable investment options. On the maturity date your value in the fixed maturity option would be $10,000.

The principal assurance allocation is only available for annuitant ages 75 or younger when the contract is issued. If you are purchasing a Rollover IRA or Flexible Premium IRA contract, before you select a maturity year that would extend beyond the year in which you will reach age 70 1/2, you should consider whether your value in the variable investment options or your other traditional IRA funds are sufficient to meet your required minimum distributions. See "Tax information."

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our processing office within 10 days after you receive it. In some states, this "free look" period may be longer.

Generally, your refund will equal your account value under the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), and (ii) any positive or negative market value adjustments in the fixed maturity options through the date we receive your contract. However, some states require that we refund the full amount of your contribution (not reflecting (i) and (ii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you may apply for a contract with us again if:

o you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office or your registered representative can provide you with the cancellation instructions.

--------------------------------------------------------------------------------
22  DETERMINING YOUR CONTRACT'S VALUE
--------------------------------------------------------------------------------

2
Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE

Your "account value" is the total of the values you have in the variable investment options and the market adjusted amounts in the fixed maturity options. These amounts are subject to certain fees and charges discussed under "Charges and expenses."

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less the annual administrative charge and less any withdrawal charge that may apply if you surrender your contract. The 10% free withdrawal amount does not apply if you surrender your contract. Please see "Surrendering your contract to receive its cash value" under "Accessing your money."

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. The number of units you own will be reduced by the amount of the fees and charges that we deduct under the contract.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

The unit value for each variable investment option depends on the investment performance of that option, minus daily charges for mortality and expense risks and administrative expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless you make additional contributions, make a withdrawal, or transfer amounts among investment options. In addition, when we deduct the annual administrative charge and any withdrawal charge the number of units credited to your contract will be reduced. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value.

--------------------------------------------------------------------------------
                            TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS  23
--------------------------------------------------------------------------------

3
Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer to a fixed maturity option that matures in the current calendar year, or that has a rate to maturity of 3%.

o If the annuitant is 76 or older, you must limit your transfers to fixed maturity options to those with maturities of five years or less. Also, the maturity dates may be no later than the February 15th immediately following the date annuity payments are to begin.

o If you make transfers out of a fixed maturity option other than at its maturity date the transfer may cause a market value adjustment.

You may request a transfer in writing or by telephone using TOPS. You must send in all written transfer requests directly to our Processing Office. Transfer requests should specify:

(1) the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3) the investment options to and from which you are transferring.

We may, at any time, restrict the use of market timers and other agents acting under a power of attorney who are acting on behalf of more than one contract owner. Any agreements to use market timing services to make transfers are subject to our rules in effect at that time.

We will confirm all transfers in writing.

DOLLAR COST AVERAGING

Dollar cost averaging allows you to gradually transfer amounts from the Alliance Money Market option to the other variable investment options by periodically transferring approximately the same dollar amount to the other variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.

If your value in the Alliance Money Market option is at least $2,000, you may choose, at any time, to have a specified dollar amount of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the Alliance Money Market option have been transferred out.

The minimum amount that we will transfer each time is $50. The maximum amount we will transfer is equal to your value in the Alliance Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

If, on any transfer date, your value in the Alliance Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The dollar cost averaging program will then end. You may change the transfer amount once each contract year, or cancel this program at any time.

You may not elect dollar cost averaging if you are participating in the rebalancing program.

REBALANCING YOUR ACCOUNT VALUE

We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

(a) the percentage you want invested in each variable investment option (whole percentages only), and

--------------------------------------------------------------------------------
24  TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis. Rebalancing will occur on the same day of the month as the contract date).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options must be included in the rebalancing program.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your registered representative or other financial adviser before electing the program.
--------------------------------------------------------------------------------

You may elect the rebalancing program at any time. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested and then cancel the rebalancing program.

You may not elect the rebalancing program if you are participating in the dollar cost averaging program. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

--------------------------------------------------------------------------------
                                                        ACCESSING YOUR MONEY  25
--------------------------------------------------------------------------------

4
Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of withdrawals, see "Tax information."

--------------------------------------------------------------------------------
                                         METHOD OF WITHDRAWAL
--------------------------------------------------------------------------------
                                                SUBSTANTIALLY        MINIMUM
 CONTRACT           LUMP SUM      SYSTEMATIC       EQUAL          DISTRIBUTION
--------------------------------------------------------------------------------
 NQ                   Yes           Yes             No                 No
--------------------------------------------------------------------------------
 Rollover IRA         Yes           Yes             Yes                Yes
--------------------------------------------------------------------------------
 Flexible
   Premium IRA        Yes           Yes             Yes                Yes
--------------------------------------------------------------------------------
 Roth Conversion
   IRA                Yes           Yes             Yes                No
--------------------------------------------------------------------------------
 Flexible
   Premium
   Roth IRA           Yes           Yes             Yes                No
--------------------------------------------------------------------------------

LUMP SUM WITHDRAWALS
(All contracts)

You may take lump sum withdrawals from your account value at any time. The minimum amount you may withdraw is $300. If your account value is less than $500 after a withdrawal, we will treat it as a request to surrender the contract for its cash value. See "Surrendering your contract to receive its cash value" below.

Lump sum withdrawals in excess of the 10% free withdrawal amount may be subject to a withdrawal charge.

SYSTEMATIC WITHDRAWALS
(All contracts)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value.

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 0.8% monthly, 2.4% quarterly, and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a lump sum withdrawal. You can cancel the systematic withdrawal option at any time.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a lump sum withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount. Substantially equal withdrawals (All IRA contracts)

SUBSTANTIALLY EQUAL WITHDRAWALS
(All IRA contracts)

The substantially equal withdrawals option allows you to receive distributions from your account value without triggering the 10% additional federal tax penalty, which normally applies to distributions made before age 59 1/2. See "Tax information." Once you begin to take substantially equal withdrawals, you should not stop them or change the pattern of your withdrawals until the later of age 59 1/2 or five full years after the first withdrawal. If you stop or change the withdrawals or take a lump sum withdrawal, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on those withdrawals.

--------------------------------------------------------------------------------
26  ACCESSING YOUR MONEY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


You may elect to take substantially equal withdrawals at any time before age 59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. You may not elect to receive the first payment in the same contract year in which you took a lump sum withdrawal. We will calculate the amount of your substantially equal withdrawals. The payments will be made monthly, quarterly or annually as you select. These payments will continue until we receive written notice from you to cancel this option or you take a lump sum withdrawal. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same contract year in which you took a lump sum withdrawal. We will calculate the new withdrawal amount.

Substantially equal withdrawals are not subject to a withdrawal charge.

MINIMUM DISTRIBUTION WITHDRAWALS
(Rollover IRA and Flexible Premium IRA contracts only--See "Tax information")

We offer the minimum distribution withdrawal option to help you meet required minimum distributions under federal income tax rules. You may elect this option in the year in which you reach age 70 1/2. The minimum amount we will pay out is $250, or if less your account value. If your account value is less than $500 after the withdrawal, we will treat it as a request to surrender the contract for its cash value. See "Surrendering your contract to receive its cash value" below. You may elect the method you want us to use to calculate your minimum distribution withdrawals from the choices we offer. Currently, minimum distribution withdrawal payments will be made annually.

We do not impose a withdrawal charge on minimum distribution withdrawals except if when added to a lump sum withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount.

We will calculate your annual payment based on your account value at the end of the prior calendar year based on the method you choose.

--------------------------------------------------------------------------------
For Rollover IRA and Flexible Premium IRA contracts, we will send a form outlining the distribution options available before you reach age 70 1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Choosing your annuity payout options" below. We will usually pay the cash value within seven calendar days, but we may delay payment as described in "When to expect payments" below. For the tax consequences of surrenders, see "Tax information."

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any

--------------------------------------------------------------------------------
                                                        ACCESSING YOUR MONEY  27
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

amount you withdraw (less any withdrawal charge) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the fixed maturity options (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.

CHOOSING YOUR ANNUITY PAYOUT OPTIONS

Equitable Accumulator Express offers you several choices for receiving retirement income. Each choice enables you to receive fixed or, in some cases, variable annuity payments.

You can choose from among the six different annuity payout options listed below. Restrictions apply, depending on the type of contract you own.

----------------------------------------------------------
 Annuity payout options     Life annuity
                            Life annuity -- period
                             certain
                            Life annuity -- refund
                             certain
                            Period certain annuity
----------------------------------------------------------
 Income Manager payout      Life annuity with a period
   options                   certain
                            Period certain annuity
----------------------------------------------------------

ANNUITY PAYOUT OPTIONS

You can choose from among the following annuity payout options:

o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity -- period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. A life annuity with a period certain of 10 years is the normal form of annuity under the contracts. The period certain cannot extend beyond the annuitant's life expectancy.

o Life annuity -- refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15 or 20 years. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

All of the above payout options are available as fixed annuities. With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your contract or on our then current annuity rates, whichever is more favorable for you.

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28  ACCESSING YOUR MONEY
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The life annuity, life annuity -- period certain, and life annuity -- refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor.

The following annuity payout options are available as variable annuities:

o   Life annuity (except in New York).

o   Life annuity -- period certain.

o   Joint and survivor life annuity (100% to survivor).

o   Joint and survivor life period certain annuity (100% to survivor).

Variable annuities may be funded through your choice of variable investment options investing in portfolios of EQ Advisors Trust. The contract also offers a fixed annuity payout option that can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate. Please see "Annuity Unit Values" in the SAI.

We may offer other payout options not outlined here. Your registered representative can provide details.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin.

Unless you choose a different payout option, we will pay annuity payments under a life annuity with a certain period of 10 years. You choose whether these payments will be either fixed or variable.

You can choose the date annuity payments begin but it may not be earlier than one year from the contract date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the contract date anniversary that follows the annuitant's 90th birthday. This may be different in some states.

Before your annuity payments are to begin, we will notify you by letter that the annuity payout options are available. Once you have selected a payout option and payments have begun, no change can be made other than transfers (if permitted in the future) among the variable investment options if a variable annuity is selected.

The amount of the annuity payments will depend on:

(1) the amount applied to purchase the annuity;

(2) the type of annuity chosen, and whether it is fixed or variable. If you choose a variable annuity, we will use an assumed base rate of either 5% or 3 1/2% to calculate the level of payments. We provide information about the assumed base rate in the SAI;

(3) in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

(4) in certain instances, the sex of the annuitant(s).

In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.

The amount we apply to provide annuity payments will depend on the type of payout option you select. If you select a payout option that provides for payments for the rest of the annuitant's life, then we will apply your account value. If you select a payout option that provides for payments for a period certain, then we will apply your cash value. However, if the period certain is more than five years, we will apply not less than 95% of the account value. Amounts in the fixed maturity options that are applied to a payout option before a maturity date will result in a market value adjustment.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the

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                                                        ACCESSING YOUR MONEY  29
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form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

INCOME MANAGER PAYOUT OPTIONS

Two Income Manager payout options are also available. These are the Income Manager (Life Annuity with a Period Certain) and the Income Manager (Period Certain).

The Income Manager (Life Annuity with a Period Certain) provides guaranteed payments for the annuitant's life or for the annuitant's life and the life of a joint annuitant. The Income Manager (Period Certain) provides payments for a specified period. The contract owner and annuitant must meet the issue age and payment requirements. Both Income Manager annuities provide guaranteed level payments (NQ and IRA contracts). The Income Manager (Life Annuity with a Period Certain) also provides guaranteed increasing payments (NQ contracts only).

If you apply only part of the account value of your contract to either of the Income Manager payout annuities we will consider it a withdrawal and may deduct a withdrawal charge. We will not deduct a withdrawal charge if you apply all of your account value at a time when the dollar amount of the withdrawal charge is greater than 2% of remaining contributions (after withdrawals). However, a new withdrawal charge schedule will apply under the Income Manager annuity. For purposes of the withdrawal charge schedule, the year in which your account value is applied under the Income Manager annuity will be "contract year 1." In addition, we will not deduct a withdrawal charge if you apply all of your account value from your Equitable Accumulator Express contract when the dollar amount of the withdrawal charge under such contract is 2% or less. This means that no withdrawal charge schedule will apply under the Income Manager payout annuity contract.

You should consider the timing of your purchase as it relates to the potential for withdrawal charges under the Income Manager annuity. No additional contributions will be permitted under an Income Manager (Life Annuity with a Period Certain).

You also may apply your account value to an Income Manager (Period Certain) annuity once withdrawal charges are no longer in effect under your contract. No withdrawal charges will apply under that Income Manager annuity.

The Income Manager annuities are described in a separate prospectus. Copies of the most current version are available from your registered representative. To purchase an Income Manager annuity we also require the return of your contract. We will issue an Income Manager annuity to put one of the payout annuities into effect. Depending upon your circumstances, this may be done on a tax-free basis. Please consult your tax adviser.

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30  CHARGES AND EXPENSES
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5
Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT EQUITABLE LIFE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option.

o   A mortality and expense risks charge

o   An administrative charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract. When we deduct these charges from the fixed maturity options, a market value adjustment may apply.

o On each contract date anniversary -- an annual administrative charge, if applicable.

o At the time you make certain withdrawals or surrender your contract -- a withdrawal charge.

o At the time annuity payments are to begin -- charges for state premium and other taxes. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your registered representative for more information.

MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the minimum death benefit. The daily charge is equivalent to an annual rate of 0.70% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

ADMINISTRATIVE CHARGE

We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charges described below, is to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option. We reserve the right under the contracts to increase this charge to an annual rate of 0.35%.

ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year, is less than $25,000 under NQ contracts and $20,000 under IRA contracts. If your account value on such date is $25,000 or more for NQ ($20,000 or more for IRA) contracts, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. If you surrender your contract during the contract year we will deduct a pro rata portion of the charge.

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                                                        CHARGES AND EXPENSES  31
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WITHDRAWAL CHARGE

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

--------------------------------------------------------------------------------
                                        CONTRACT YEAR
--------------------------------------------------------------------------------
                    1      2      3      4       5       6        7       8+
--------------------------------------------------------------------------------
 Percentage of
   contribution     7%     6%     5%     4%      3%      2%      1%       0%
--------------------------------------------------------------------------------

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn up to the free withdrawal amount are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information."

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value on the most recent contract date anniversary, minus any other withdrawals made during the contract year. The 10% free withdrawal amount does not apply if you surrender your contract.

Note the following special rule for NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value, less contributions that have not been withdrawn (earnings in the contract), and (2) the 10% free withdrawal amount defined above.

MINIMUM DISTRIBUTIONS. The withdrawal charge does not apply to withdrawals taken under our minimum distribution withdrawal option. However, those withdrawals are counted towards the 10% free withdrawal amount if you also make a lump sum withdrawal in any contract year.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge for applicable taxes such as premium taxes that may be imposed in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by state and ranges from 0% to 3.5% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).

ANNUITY ADMINISTRATIVE FEE

We generally deduct a fee of up to $350 from the amount to be applied to purchase a life annuity payout option.

CHARGES THAT EQ ADVISORS TRUST DEDUCTS

EQ Advisors Trust deducts charges for the following types of fees and expenses:

o   Management fees ranging from 0.25% to 1.15%.

o   12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.
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32  CHARGES AND EXPENSES
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o   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of EQ Advisors Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectus for the EQ Advisors Trust following this prospectus.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum contribution requirements. We also may change the minimum death benefit or offer variable investment options that invest in shares of EQ Advisors Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that result in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

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                                                    PAYMENT OF DEATH BENEFIT  33
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6
Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our Processing Office. We are not responsible for any beneficiary change request that we do not receive. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary.

The death benefit is equal to your account value, or, if greater, the minimum death benefit. The minimum death benefit is equal to your total contributions less withdrawals. We determine the amount of the death benefit as of the date we receive satisfactory proof of the annuitant's death and any required instructions for the method of payment.

EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, a beneficiary who is the surviving spouse of the owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. Only a spouse can be a successor owner/annuitant.

For Rollover IRA and Flexible Premium IRA contracts, a beneficiary who is not a surviving spouse may be able to have limited ownership as discussed under "Beneficiary continuation option for Rollover IRA and Flexible Premium IRA contracts" below.

WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions the owner can change after the original owner's death. When you are not the annuitant under an NQ contract and you die before annuity payments begin, the beneficiary named to receive the death benefit upon the annuitant's death will automatically become the successor owner. If you do not want the beneficiary to be the successor owner, you should name a successor owner. You may name a specific successor owner at any time by sending satisfactory notice to our Processing Office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

o The cash value of the contract must be fully paid to the designated beneficiary (new owner) by December 31st of the fifth calendar year after your death (or in a joint ownership situation, the death of the first owner to die).

o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin no later than December 31st following the calendar year of the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value on December 31st of the fifth calendar year following the year of your death (or the death of the first owner to die).

o If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to
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34  PAYMENT OF DEATH BENEFIT
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apply the death benefit to one or more annuity payout options we offer at the time. See "Choosing your annuity payout options" earlier in this prospectus. Please note that if you are both the contract owner and the annuitant, you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary.

SUCCESSOR OWNER AND ANNUITANT

If you are both the contract owner and the annuitant, and your spouse is the sole beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant.

If your surviving spouse decides to continue the contract, then on the contract date anniversary following your death, we will increase the account value to equal your current minimum death benefit, if it is higher than the account value. In determining whether the minimum death benefit will continue to grow, we will use your surviving spouse's age (as of the contract date anniversary).

BENEFICIARY CONTINUATION OPTION FOR ROLLOVER IRA AND FLEXIBLE PREMIUM IRA CONTRACTS

Upon your death under a Rollover IRA or Flexible Premium IRA contract, a non-spouse beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of the death benefit being paid in a single sum.

If you die AFTER the "Required Beginning Date" (see "Tax information") for required minimum distributions, the contract will continue if:

(a) you were receiving minimum distribution withdrawals from this contract; and

(b) the pattern of minimum distribution withdrawals you chose was based in part on the life of the designated beneficiary.

The withdrawals will then continue to be paid to the beneficiary on the same basis as you chose before your death. We will be able to tell your beneficiary whether this option is available to them. You should contact our processing office for further information.

If you die BEFORE the Required Beginning Date (and therefore you were not taking minimum distribution withdrawals under the contract), an eligible beneficiary may take minimum distribution withdrawals under the contract. We will increase the account value to equal the death benefit if the death benefit is greater than the account value. That amount will be used to provide the withdrawals. If the eligible beneficiary elects as described in the next paragraph, these withdrawals will begin by December 31st of the calendar year following your death. These withdrawals will be based on the beneficiary's life expectancy. If there is more than one beneficiary, the shortest life expectancy is used. An eligible beneficiary can choose instead to continue the contract in your name without having to take annual withdrawals. If the beneficiary chooses this option, all amounts must be distributed from the contract by December 31 of the fifth calendar year following your death.

The designated beneficiary must be a natural person and of legal age at the time of election. The beneficiary must elect this option within 30 days following the date we receive proof of your death. If no election is made within 30 days to:
(1) receive the death benefit, or (2) continue the contract and take annual withdrawals as described above, or (3) defer payment of the account value for up to five years, the death benefit will be paid to the beneficiary according to our standard procedures.

While the contract continues in your name, the beneficiary may make transfers among the investment options. However, additional contributions will not be permitted and the death benefit provisions will no longer be in effect. Although the only withdrawals that will be permitted are minimum distribution withdrawals, the beneficiary may choose at any time to withdraw all of the account value and no withdrawal charges will apply.

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                                                             TAX INFORMATION  35
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7
Tax information

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OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to Equitable Accumulator Express contracts owned by United States taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, Rollover IRA, Flexible Premium IRA, Roth Conversion IRA or Flexible Premium Roth IRA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights under the contract, or payments under the contract may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (IRA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).

All nonqualified deferred annuity contracts that Equitable Life and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount

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36  TAX INFORMATION
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of the payment. For variable annuity payments, your investment in the contract divided by the number of expected payments is your tax-free portion of each payment.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.

CONTRACTS PURCHASED THROUGH EXCHANGES

You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o The contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).

o The owner and the annuitant are the same under the source contract and the Equitable Accumulator Express NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis of the source contract carries over to the Equitable Accumulator Express NQ contract.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a beneficiary.

SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO

Under current law we treat income from NQ contracts as U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.

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INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets can include mutual funds and certificates of deposit. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are several types of IRAs, as follows:

o "traditional IRAs," typically funded on a pre-tax basis including SEP-IRAs and SIMPLE-IRAs, issued and funded in connection with employer-sponsored retirement plans; and

o   Roth IRAs, first available in 1998, funded on an after-tax basis; and

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS Web site (http://www.irs.ustreas.gov).

Equitable Life designs its traditional IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. The traditional IRAs we offer are the Rollover IRA and Flexible Premium IRA. The versions of the Roth IRA available are the Roth Conversion IRA and Flexible Premium Roth IRA. This prospectus contains the information that the IRS requires you to have before you purchase an IRA. This section of the prospectus covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. Education IRAs are not discussed in this prospectus because they are not available in individual retirement annuity form.

The Equitable Accumulator Express IRA contract has been approved by the IRS as to form for use as a traditional IRA. We have submitted the Roth IRA version for formal IRS approval. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the Equitable Accumulator Express IRA contract.

CANCELLATION

You can cancel an Equitable Accumulator Express IRA contract by following the directions under "Your right to cancel within a certain number of days" earlier in the prospectus. You can cancel an Equitable Accumulator Express Roth Conversion IRA contract issued as a result of a full conversion of an Equitable Accumulator Express Rollover IRA or Flexible Premium IRA contract by following the instructions in the request for full conversion form. The form is available from our Processing Office or your registered representative. If you cancel an IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to a traditional IRA:

o   regular contributions out of earned income or compensation; or

o   tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").

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Regular traditional IRA, direct transfer, and rollover contributions may be made to a Flexible Premium IRA contract. We only permit direct transfer and rollover contributions under a Rollover IRA contract. See "Rollovers and transfers" below.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $2,000, married individuals filing jointly can contribute up to $4,000 for any taxable year to any combination of traditional IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa.) The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $2,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age
70 1/2 or over can contribute up to the lesser of $2,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a tax year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

IF YOU ARE NOT COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, you can make fully deductible contributions to your traditional IRAs for each tax year up to $2,000 or, if less, your earned income.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your adjusted gross income (AGI) is BELOW THE LOWER DOLLAR FIGURE IN A PHASE-OUT RANGE, you can make fully deductible contributions to your traditional IRAs. For each tax year, your fully deductible contribution can be up to $2,000 or, if less, your earned income.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls within a PHASE-OUT range, you can make PARTIALLY DEDUCTIBLE CONTRIBUTIONS to your traditional IRAs.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls ABOVE THE HIGHER FIGURE IN THE PHASE-OUT RANGE, you may not deduct any of your regular contributions to your traditional IRAs.

If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $31,000 and $41,000 in 1999. This range will increase every year until 2005 when the range is $50,000-$60,000.

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $51,000 and $61,000 in 1999. This range will increase every year until 2007 when the range is $80,000-$100,000.

Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an
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individual is determined independently for each spouse. Where spouses have
"married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000.

To determine the deductible amount of the contribution in 1999, you determine AGI and subtract $31,000 if you are single, or $51,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:

($10,000-excess AGI)     times     $2,000 (or earned     Equals     the adjusted
--------------------       x        income, if less)        =       deductible
  divided by $10,000                                                contribution
                                                                    limit

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $2,000 per person limit. See "Excess contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year.

EXCESS CONTRIBUTIONS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o   regular contributions of more than $2,000; or

o regular contributions of more than earned income for the year, if that amount is under $2,000; or

o   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

o rollover contributions of amounts which are not eligible to be rolled over. For example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1) the rollover was from a qualified retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

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(3) you took no tax deduction for the excess contribution.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

ROLLOVERS AND TRANSFERS

Rollover contributions may be made to a traditional IRA from these sources:

o   qualified plans;

o   TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts);
    and

o   other traditional IRAs.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM QUALIFIED PLANS OR TSAS

There are two ways to do rollovers:

o   Do it yourself
    You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your qualified plan or TSA will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o   Direct rollover
    You tell your qualified plan trustee or TSA issuer/custodian/fiduciary to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA or qualified plan are eligible rollover distributions, unless the distribution is:

o   only after-tax contributions you made to the plan; or

o   required minimum distributions after age 70 1/2 or separation from service;
    or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o   a hardship withdrawal; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o   corrective distributions that fit specified technical tax rules; or

o   loans that are treated as distributions; or

o   a death benefit payment to a beneficiary who is not your surviving spouse;
    or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

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WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receives them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. You must keep permanent tax records of all of your nondeductible contributions to traditional IRAs. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

In addition, a distribution is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or

o the entire amount received is rolled over to another traditional IRA (see "Rollovers and transfers" above); or

o in certain limited circumstances, where the traditional IRA acts as a "conduit," you roll over the entire amount into a qualified plan or TSA that accepts rollover contributions. To get this conduit traditional IRA treatment:

o the source of funds you used to establish the traditional IRA must have been a rollover contribution from a qualified plan, and

o the entire amount received from the traditional IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received.

Similar rules apply in the case of a TSA.

However, you may lose conduit treatment, if you make an eligible rollover distribution contribution to a traditional IRA and you commingle this contribution with other contributions. In that case, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan or TSA at a future date. The Rollover IRA contract can be used as a conduit IRA if amounts are not commingled.

Distributions from a traditional IRA are not eligible for favorable five-year averaging (or, in some cases, ten-year averaging and long-term capital gain treatment) available to certain distributions from qualified plans.

REQUIRED MINIMUM DISTRIBUTIONS

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs beginning at age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age
70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April
1). Distributions must start no later than your "required beginning date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed

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one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

Account-based method. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a life expectancy factor from IRS tables. This gives you the required minimum distribution amount for that particular IRA for that year. The required minimum distribution amount will vary each year as the account value and your life expectancy factors change.

You have a choice of life expectancy factors, depending on whether you choose a method based only on your life expectancy, or the joint life expectancies of you and another individual. You can decide to "recalculate" your life expectancy every year by using your current life expectancy factor. You can decide instead to use the "term certain" method, where you reduce your life expectancy by one every year after the initial year. If your spouse is your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you can also annually recalculate your spouse's life expectancy if you want. If you choose someone who is not your spouse as your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you have to use the term certain method of calculating that person's life expectancy. If you pick a nonspouse designated beneficiary, you may also have to do another special calculation.

You can later apply your traditional IRA funds to a life annuity-based payout. You can only do this if you already chose to recalculate your life expectancy annually (and your spouse's life expectancy if you select a spousal joint annuity). For example, if you anticipate exercising your guaranteed minimum income benefit or selecting any other form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

Annuity-based method. If you choose an "annuity-based" method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method and a different beneficiary for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? No, unless you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. Because the options we offer do not cover every option permitted under federal income tax rules, you may prefer to do your own required minimum distribution calculations for one or more of your traditional IRAs.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa. However, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

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WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age 70 1/2 is approaching. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? If you die after either (a) the start of annuity payments, or (b) your required beginning date, your beneficiary must receive payment of the remaining values in the contract at least as rapidly as under the distribution method before your death. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2.

If you die before your required beginning date and before annuity payments begin, federal income tax rules require complete distribution of your entire value in the contract within five years after your death. Payments to a designated beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. A surviving spouse beneficiary can also (a) delay starting any payments until you would have reached age 70 1/2 or (b) roll over your traditional IRA into his or her own traditional IRA.

SUCCESSOR ANNUITANT AND OWNER

If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% will apply if you have not reached age
59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

To meet this last exception, you could elect to apply your contract value to an Income Manager (Life Annuity with a Period Certain) payout annuity contract (level payments version). You could also elect the substantially equal

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withdrawals option. We will calculate the substantially equal annual payments under a method we select based on guidelines issued by the IRS (currently contained in IRS Notice 89-25, Question and Answer 12). Although substantially equal withdrawals and Income Manager payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" above. Once substantially equal withdrawals or Income Manager annuity payments begin, the distributions should not be stopped or changed until the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your contract as changing your pattern of substantially equal withdrawals or Income Manager payments for purposes of determining whether the penalty applies.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Equitable Accumulator Express Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o   regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs ("conversion" contributions); or

o   tax-free rollover contributions from other Roth IRAs; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

Regular after-tax, direct transfer, and rollover contributions may be made to a Flexible Premium Roth IRA contract. We only permit direct transfer and rollover contributions under the Roth Conversion IRA contract. See "Rollovers and direct transfers" below. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under traditional IRAs.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. But, you cannot make contributions for any year that:

o your federal income tax filing status is "married filing jointly" and your adjusted gross income is over $160,000; or

o your federal income tax filing status is "single" and your adjusted gross income is over $110,000.

However, you can make regular Roth IRA contributions in reduced amounts when:

o your federal income tax filing status is "married filing jointly" and your adjusted gross income is between $150,000 and $160,000; or

o your federal income tax filing status is "single" and your adjusted gross income is between $95,000 and $110,000.

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If you are married and filing separately and your adjusted gross income is between $0 and $10,000 the amount of regular contributions you are permitted to make is phased out. If your adjusted gross income is more than $10,000 you cannot make regular Roth IRA contributions.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFERS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? You may make rollover contributions to a Roth IRA from only two sources:

o   another Roth IRA ("tax-free rollover contribution"); or

o another traditional IRA, including a SEP-IRA or SIMPLE-IRA, in a taxable "conversion" rollover ("conversion contribution").

You may not make contributions to a Roth IRA from a qualified plan under Section 401(a) of the Internal Revenue Code, or a TSA under Section 403(b) of the Internal Revenue Code. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to Equitable Life, as the Roth IRA issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth
IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION CONTRIBUTIONS TO ROTH IRAS. In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax-free. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. (If you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free.)

There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59 1/2.

You cannot make conversion contributions to a Roth IRA for any taxable year in which your adjusted gross income exceeds $100,000. (For this purpose, your adjusted gross income is computed without the gross income stemming

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from the traditional IRA conversion.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age
70 1/2.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

The following distributions from Roth IRAs are free of income tax:

o   Rollovers from a Roth IRA to another Roth IRA;

o   Direct transfers from a Roth IRA to another Roth IRA;

o   "Qualified Distributions" from Roth IRAs; and

o   Return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o   you reach age 59 1/2; or

o   you die; or

o   you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made). It is not possible to have a tax-free qualified distribution before the year 2003 because of the five-year aging requirement.

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Non-qualified distributions from Roth IRAs are distributions that do not meet the qualifying event and five-year aging period tests described above. Such distributions are potentially taxable as ordinary income. Nonqualified distributions receive return-of-investment-first treatment. Only the difference between the amount of the distribution and the amount of contributions to all of your Roth IRAs is taxable. You have to reduce the amount of contributions to all of your Roth IRAs to reflect any previous tax-free recoveries.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?" Lifetime required minimum distributions do not apply.

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PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS

Same as traditional IRA, except that regular contributions made after age 70 1/2 are not "excess contributions."

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

For Roth IRAs, special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our Processing Office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribution from a Roth IRA unless you elect out of withholding. This may result in tax being withheld even though the Roth IRA distribution is not taxable in whole or in part.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here. Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than

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$14,700 in periodic annuity payments in 1999, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of IRAs and Roth IRAs.

You cannot elect out of withholding if the payment is an "eligible rollover distribution" from a qualified plan or TSA. If a non-periodic distribution from a qualified plan or TSA is not an "eligible rollover distribution" then the 10% withholding rate applies.

IMPACT OF TAXES TO EQUITABLE LIFE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

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ABOUT OUR SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of our Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts, including these contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 49's operations are accounted for without regard to Equitable Life's other operations.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account No. 49.

Each subaccount (variable investment option) within Separate Account No. 49 invests solely in class IB shares issued by the corresponding portfolio of EQ Advisors Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5) to deregister Separate Account No. 49 under the Investment Company Act of 1940;

(6)  to restrict or eliminate any voting rights as to Separate Account No. 49;
     and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

ABOUT EQ ADVISORS TRUST

EQ Advisors Trust is registered under the Investment Company Act of 1940. It is classified as an "open-end management investment company," more commonly called a mutual fund. EQ Advisors Trust issues different shares relating to each portfolio.

Equitable Life serves as the investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the investment advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 1999 EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and a subsidiary of Equitable Life, served as investment manager to EQ Advisors Trust.)

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust.

EQ Advisors Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on shares are reinvested in full. The Board of Trustees of EQ Advisors Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about EQ Advisors Trust, its investment objectives, policies, restrictions, risks, expenses, the Rule 12b-1 Plan relating to its Class IB shares, and other aspects
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of its operations, appears in the prospectus for EQ Advisors Trust attached at the end of this prospectus, or in its SAI which is available upon request.

ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

The rates to maturity for new allocations as of August 2, 1999 and the related price per $100 of maturity value were as follows:

-----------------------------------------------------
 FIXED MATURITY
  OPTIONS WITH
  FEBRUARY 15TH   RATE TO MATURITY      PRICE
MATURITY DATE OF        AS OF        PER $100 OF
  MATURITY YEAR    AUGUST 2, 1999   MATURITY VALUE
-----------------------------------------------------

       2000             3.47%           $98.18
       2001             4.51%           $93.42
       2002             5.01%           $88.31
       2003             5.40%           $83.00
       2004             5.47%           $78.51
       2005             5.59%           $73.96
       2006             5.69%           $69.61
       2007             5.72%           $65.72
       2008             5.82%           $61.67
       2009             5.85%           $58.11
-----------------------------------------------------

HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

     (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

     (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

     (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

     (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)  We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

--------------------------------------------------------------------------------
Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
--------------------------------------------------------------------------------

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix III for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which

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the "current rate to maturity" in (1)(c) would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the fixed maturity options, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS

We accept initial contributions sent by wire to our processing office by agreement with certain broker-dealers. The transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions."

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information forwarded

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electronically. In these cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we require an Acknowledgement of Receipt form, financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form.

After your contract has been issued, additional contributions may be transmitted by wire.

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, FLEXIBLE PREMIUM IRA, AND
FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA or Roth Conversion IRA contracts.

AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options. Our minimum contribution amount requirement is $20. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our business day is any day the New York Stock Exchange is open for trading. We calculate unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern time. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information.

o If your contribution, transfer or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the close of the business day.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Transfers to or from variable investment options will be made at the unit value next determined after the close of the business day.

o Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

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ABOUT YOUR VOTING RIGHTS

As the owner of the shares of EQ Advisors Trust we have the right to vote on certain matters involving the portfolios, such as:

o  the election of trustees;

o  the formal approval of independent auditors selected for EQ Advisors Trust;
   or

o any other matters described in the prospectus for EQ Advisors Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

VOTING RIGHTS OF OTHERS

Currently, we control EQ Advisors Trust. EQ Advisors Trust shares are sold to our separate accounts and an affiliated qualified plan trust. In addition, EQ Advisors Trust shares are held by separate accounts of insurance companies both affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Board of Trustees of EQ Advisors Trust intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to Separate Account No. 49 require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

ABOUT OUR YEAR 2000 PROGRESS

Equitable Life relies upon various computer systems in order to administer your contract and operate the investment options. Some of these systems belong to service providers who are not affiliated with Equitable Life.

In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable Life has identified those of its systems critical to business operations that were not year 2000 compliant. Equitable Life has completed the work of modifying or replacing non-compliant systems and has confirmed, through testing that its systems are year 2000 compliant. Equitable Life has contacted third-party vendors and service providers to seek confirmation that they are acting to address the year 2000 issue with the goal of avoiding any material adverse effect on services provided to contract owners and on operations of the investment options. All third-party vendors and service providers considered critical to Equitable Life's business, and
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substantially all vendors and service providers considered non-critical, have provided us confirmation of their year 2000 compliance or a satisfactory plan for compliance. If confirmation is not received from any of the remaining non-critical vendors or service providers, the vendor or service provider will be replaced, eliminated, or be the subject of contingency plans. Additionally, Equitable Life has supplemented its existing business continuity and disaster recovery plans to cover certain categories of contingencies that could arise as a result of year 2000 related failures.

There are many risks associated with year 2000 issues, including the risk that Equitable Life's computer systems will not operate as intended. Additionally, there can be no assurance that the systems of third parties will be year 2000 compliant. Any significant unresolved difficulty related to the year 2000 compliance initiatives could result in an interruption in, or a failure of, normal business operations and, accordingly, could have a material adverse effect on our ability to administer your contract and operate the investment options.

To the fullest extent permitted by law, the foregoing year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act (P.L. 105-271) (1998).

ABOUT LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account No. 49, our ability to meet our obligations under the contracts, or the distribution of the contracts.

ABOUT OUR INDEPENDENT ACCOUNTANTS

The financial statements of Equitable Life incorporated in this prospectus by reference to the Annual Report on Form 10-K at December 31, 1998 and 1997, and for the three years ended December 31, 1998, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

You cannot assign or transfer ownership of an IRA contract except by surrender to us. Loans are not available and you cannot assign IRA contracts as security for a loan or other obligation.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option for Rollover IRA and Flexible Premium IRA contracts" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your IRA contract to another similar arrangement. Under federal income tax rules, in the case of such a transfer, we will impose a withdrawal charge, if one applies.

DISTRIBUTION OF THE CONTRACTS

Equitable Distributors, Inc. ("EDI"), an indirect, wholly owned subsidiary of Equitable Life, is the distributor of the contracts and has responsibility for sales and marketing functions for Separate Account No. 49. EDI serves as the principal underwriter of Separate Account No. 49. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. EDI's principal business address is 1290 Avenue of the Americas, New York, New York 10104. Under a distribution agreement between EDI, Equitable Life, and certain of Equitable Life's separate accounts, including Separate Account No. 49, Equitable Life paid EDI distribution fees of $35,452,793 for 1998, $9,566,343 for 1997, and $87,157 for 1996, as the distributor of certain contracts, including these contracts,

--------------------------------------------------------------------------------
                                                            MORE INFORMATION  55
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


and as the principal underwriter of several Equitable Life separate accounts, including Separate Account No. 49.

The contracts will be sold by registered representatives of EDI, as well as by affiliated and unaffiliated broker-dealers with which EDI has entered into selling agreements. Broker-dealer sales compensation will generally not exceed 7% of total contributions made under the contracts. EDI may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. Broker-dealers receiving sales compensation will generally pay a portion of it to their registered representatives as commissions related to sales of the contracts. The offering of the contracts is intended to be continuous.

--------------------------------------------------------------------------------
56  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------
9
Investment performance
--------------------------------------------------------------------------------

We provide the following tables to show five different measurements of the investment performance of the variable investment options and/or the portfolios in which they invest. We include these tables because they may be of general interest to you. THE RESULTS SHOWN REFLECT PAST PERFORMANCE. THEY DO NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. THEY ALSO DO NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.

Table 1 shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.

Table 2 shows the growth of a hypothetical $1,000 investment in the variable investment options over the periods shown. Both Tables 1 and 2 take into account all fees and charges under the contract, including the withdrawal charge, the annual administrative charge but do not reflect the charges for any applicable taxes such as premium taxes or any applicable annuity administrative fee.

Tables 3, 4, and 5 show the rates of return of the variable investment options on an annualized, cumulative, and year-by-year basis. These tables take into account all fees and charges under the contract, but do not reflect the withdrawal charge, the annual administrative charge or the charges for any applicable taxes such as premium taxes or any applicable annuity administrative fee. If the charges were reflected they would effectively reduce the rates of return shown.

In all cases the results shown are based on the actual historical investment experience of the portfolios in which the variable investment options invest. In some cases, the results shown relate to periods when the variable investment options and/or the contracts were not available. In those cases, we adjusted the results of the portfolios to reflect the charges under the contracts that would have applied had the investment options and/or contracts been available. The contracts are being offered for the first time in 1999.

For the "Alliance" portfolios (other than EQ/Alliance Premier Growth), we have adjusted the results prior to October 1996, when Class IB shares for these portfolios were not available, to reflect the 12b-1 fees currently imposed. Finally, the results shown for the Alliance Money Market and Alliance Common Stock options for periods before March 22, 1985 reflect the results of the variable investment options that preceded them. The "Since portfolio inception" figures for these options are based on the date of inception of the preceding variable investment options. We have adjusted these results to reflect the maximum investment advisory fee payable for the portfolios, as well as an assumed charge of 0.06% for direct operating expenses.

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust portfolio and any predecessor that it may have had.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.

BENCHMARKS

Tables 3 and 4 compare the performance of variable investment options to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Also, they do not reflect other contract charges such as the mortality and expense risks charge, administrative charges, or any withdrawal or optional benefit charge. Comparisons with these benchmarks, therefore, may be of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income. The benchmarks include:

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  57
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


ALLIANCE MONEY MARKET: Salomon Brothers Three-Month T-Bill Index.

ALLIANCE HIGH YIELD: Merrill Lynch High Yield Master Index.

ALLIANCE COMMON STOCK: Standard & Poor's 500 Index.

ALLIANCE AGGRESSIVE STOCK: 50% Russell 2000 Index and 50% Standard
 & Poor's Mid-Cap Total Return Index.

ALLIANCE SMALL CAP GROWTH: Russell 2000 Growth Index.

EQ/ALLIANCE PREMIER GROWTH: Standard & Poor's 500 Index.

BT EQUITY 500 INDEX: Standard & Poor's 500 Index.

BT SMALL COMPANY INDEX: Russell 2000 Index.

BT INTERNATIONAL EQUITY INDEX: Morgan Stanley Capital
 International Europe, Australia, Far East Index.

CAPITAL GUARDIAN U.S. EQUITY: Standard & Poor's 500 Index.

CAPITAL GUARDIAN RESEARCH: Standard & Poor's 500 Index.

CAPITAL GUARDIAN INTERNATIONAL: Morgan Stanley Capital
 International Europe, Australia, Far East Index.

JPM CORE BOND: Salomon Brothers Broad Investment Grade Bond.

LAZARD LARGE CAP VALUE: Standard & Poor's 500 Index.

LAZARD SMALL CAP VALUE: Russell 2000 Index.

MFS GROWTH WITH INCOME: Standard & Poor's 500 Index.

MFS RESEARCH: Standard & Poor's 500 Index.

MFS EMERGING GROWTH COMPANIES: Russell 2000 Index.

MORGAN STANLEY EMERGING MARKETS EQUITY: Morgan Stanley Capital
 International Emerging Markets Free Price Return Index.

EQ/PUTNAM GROWTH & INCOME VALUE: Standard & Poor's 500 Index.

EQ/PUTNAM INVESTORS GROWTH: Standard & Poor's 500 Index.

EQ/PUTNAM INTERNATIONAL EQUITY: Morgan Stanley Capital
 International Europe, Australia, Far East Index.

   LIPPER SURVEY. The Lipper Variable Insurance Products Performance Analysis Survey (Lipper Survey) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Equitable Accumulator Express performance relative to other variable annuity products.

--------------------------------------------------------------------------------
58  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                     TABLE 1
 AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998:

------------------------------------------------------------------------------------------------------------------------------------
                                                            LENGTH OF INVESTMENT PERIOD
                                          ------------------------------------------------------------------------------------------
                                                                                    SINCE         SINCE
                                             1         3         5        10       OPTION       PORTFOLIO
VARIABLE INVESTMENT OPTIONS                YEAR      YEARS     YEARS    YEARS     INCEPTION*   INCEPTION**
------------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                      (5.00)%    0.11%     0.78%    1.77%      (1.00)%        3.62%
------------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                       (15.15)%    6.24%     5.94%    7.76%       0.00%         7.03%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                      18.27%    22.66%    18.00%   15.37%      16.22%        13.73%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                  (9.88)%    5.61%     7.46%   16.13%      (1.06%)       14.94%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                 (14.24)%      --        --       --        4.05%         4.05%
------------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                        14.46%       --        --       --       14.46%        14.46%
------------------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                    (12.18)%      --        --       --      (12.18)%      (12.18)%
------------------------------------------------------------------------------------------------------------------------------------
BT International Equity Index               9.57%       --        --       --        9.57%         9.57%
------------------------------------------------------------------------------------------------------------------------------------
JPM Core Bond                              (1.17)%      --        --       --       (1.17)%       (1.17)%
------------------------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                      9.54%       --        --       --        9.54%         9.54%
------------------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                    (16.79)%      --        --       --      (16.79)%      (16.79)%
------------------------------------------------------------------------------------------------------------------------------------
MFS Research                               13.47%       --        --       --       14.07%        14.07%
------------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies              23.57%       --        --       --       22.41%        22.41%
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity    (36.16)%      --        --       --      (36.16)%      (29.85)%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value             2.52%       --        --       --        8.59%         8.59%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                 25.29%       --        --       --       24.44%        24.44%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity              8.97%       --        --       --        8.51%         8.51%
------------------------------------------------------------------------------------------------------------------------------------

* The variable investment option inception dates are: Alliance Money Market, Alliance High Yield, Alliance Common Stock, and Alliance Aggressive Stock (October 16, 1996); Alliance Small Cap Growth, MFS Research, MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity (May 1, 1997); BT Equity 500 Index, BT Small Company Index, BT International Equity Index, JPM Core Bond, Lazard Large Cap Value, Lazard Small Cap Value, and Morgan Stanley Emerging Markets Equity (December 31, 1997). The inception dates for the variable investment options that became available on or after December 31, 1998, and are therefore not shown in this table are: MFS Growth with Income (December 31, 1998); EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International (April 30, 1999).

** The inception dates for the portfolios underlying Alliance variable investment options shown in the table are for portfolios of The Hudson River Trust, the assets of which became assets of corresponding portfolios of EQ Advisors Trust on October 18, 1999. The portfolio inception dates are:
   Alliance Money Market (July 13, 1981); Alliance High Yield (January 2, 1987); Alliance Common Stock (January 13, 1976); Alliance Aggressive Stock (January 27, 1986); Alliance Small Cap Growth, MFS Research, MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity (May 1, 1997); BT Equity 500 Index, BT Small Company Index, BT International Equity Index, JPM Core Bond, Lazard Large Cap Value, and Lazard Small Cap Value (December 31, 1997); and Morgan Stanley Emerging Markets Equity (August 20, 1997). The inception dates for the portfolios that became available on or after December 31, 1998 and are therefore not shown in the tables are: MFS Growth with Income (December 31, 1998); EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International (April 30, 1999).

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  59
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                   TABLE 2
     GROWTH OF $1,000 UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998:

------------------------------------------------------------------------------------------------------------------------------------
                                                          LENGTH OF INVESTMENT PERIOD
                                         -------------------------------------------------------------------------------------------
                                                                                              SINCE
                                             1            3           5           10        PORTFOLIO
VARIABLE INVESTMENT OPTIONS                 YEAR        YEARS       YEARS        YEARS     INCEPTION*
------------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                    $  949.98    $1,003.44   $1,039.58    $1,191.64   $ 1,896.30
------------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                      $  848.46    $1,199.02   $1,334.61    $2,112.25   $ 2,261.00
------------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                    $1,182.73    $1,845.35   $2,287.83    $4,179.19   $19,281.51
------------------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                $  901.18    $1,177.98   $1,432.82    $4,461.09   $ 6,109.06
------------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                $  857.57        --          --           --      $ 1,082.73
------------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                      $1,144.61        --          --           --      $ 1,144.61
------------------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                   $  878.25        --          --           --      $   878.25
------------------------------------------------------------------------------------------------------------------------------------
BT International Equity Index            $1,095.71        --          --           --      $ 1,095.71
------------------------------------------------------------------------------------------------------------------------------------
JPM Core Bond                            $  988.30        --          --           --      $   988.30
------------------------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                   $1,095.42        --          --           --      $ 1,095.42
------------------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                   $  832.09        --          --           --      $   832.09
------------------------------------------------------------------------------------------------------------------------------------
MFS Research                             $1,134.71        --          --           --      $ 1,301.26
------------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies            $1,235.75        --          --           --      $ 1,498.31
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity   $  638.44        --          --           --      $   492.15
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value          $1,025.15        --          --           --      $ 1,179.17
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth               $1,252.90        --          --           --      $ 1,548.55
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity           $1,089.73        --          --           --      $ 1,177.46
------------------------------------------------------------------------------------------------------------------------------------

------------

* Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
60  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                   TABLE 3
       ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           SINCE
                                                                                         PORTFOLIO
                                   1 YEAR    3 YEARS   5 YEARS    10 YEARS   20 YEARS    INCEPTION*
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET               4.08%      4.10%     3.91%      4.32%        --         5.80%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper Money Market                4.84%      4.87%     4.77%      5.20%        --         6.77%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                          5.05%      5.18%     5.11%      5.44%        --         6.76%
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                (6.28)%    10.02%     8.67%       --          --         9.17%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper High Current Yield         (0.44)%     8.21%     7.37%      9.34%        --         8.97%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                          3.66%      9.11%     9.01%     11.08%        --        10.72%
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK              27.83%     26.07%    20.45%     17.21%      17.18%      14.99%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper Growth                     22.86%     22.23%    18.63%     16.72%      16.30%      16.01%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                         28.58%     28.23%    24.06%     19.21%      17.76%      15.98%
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK          (0.90)%     9.41%    10.12%     17.46%        --        16.35%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap Growth             12.16%     16.33%    14.87%     15.44%        --        13.69%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                          8.28%     17.77%    15.56%     16.49%        --        14.78%
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH          (5.35)%      --        --         --          --        10.98%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper Small Company Growth       (0.33)%      --        --         --          --        16.72%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                          1.23%       --        --         --          --        16.58%
------------------------------------------------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX                23.94%       --        --         --          --        23.94%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper S&P 500 Index              26.78%       --        --         --          --        26.78%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                         28.58%       --        --         --          --        28.58%
------------------------------------------------------------------------------------------------------------------------------------
BT SMALL COMPANY INDEX             (3.24)%      --        --         --          --        (3.24)%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                   1.53%       --        --         --          --         1.53%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                         (2.54)%      --        --         --          --        (2.54)%
------------------------------------------------------------------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX      18.95%       --        --         --          --        18.95%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper International              12.17%       --        --         --          --        12.17%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                         20.00%       --        --         --          --        20.00%
------------------------------------------------------------------------------------------------------------------------------------
JPM CORE BOND                       7.99%       --        --         --          --         7.99%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper Intermediate Investment
 Grade Debt                         7.23%       --        --         --          --         7.23%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                          8.72%       --        --         --          --         8.72%
------------------------------------------------------------------------------------------------------------------------------------
LAZARD LARGE CAP VALUE             18.92%       --        --         --          --        18.92%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper Capital Appreciation       24.16%       --        --         --          --        24.16%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                         28.58%       --        --         --          --        28.58%
------------------------------------------------------------------------------------------------------------------------------------
LAZARD SMALL CAP VALUE             (7.95)%      --        --         --          --        (7.95)%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                   1.53%       --        --         --          --         1.53%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                         (2.54)%      --        --         --          --        (2.54)%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  61
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                             TABLE 3 (CONTINUED)
       ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:


--------------------------------------------------------------------------------------------------
                                                                                       SINCE
                                                                                     PORTFOLIO
                              1 YEAR     3 YEARS   5 YEARS    10 YEARS   20 YEARS    INCEPTION*
--------------------------------------------------------------------------------------------------

MFS RESEARCH                   22.93%      --         --         --         --          23.25%
--------------------------------------------------------------------------------------------------
 Lipper Growth                 25.82%      --         --         --         --          28.73%
--------------------------------------------------------------------------------------------------
 Benchmark                     28.58%      --         --         --         --          31.63%
--------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH
 COMPANIES                     33.24%      --         --         --         --          33.57%
--------------------------------------------------------------------------------------------------
 Lipper Mid-Cap                15.97%      --         --         --         --          22.72%
--------------------------------------------------------------------------------------------------
 Benchmark                     (2.54)%     --         --         --         --          14.53%
--------------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING
 MARKETS EQUITY               (27.71)%     --         --         --         --         (33.35)%
--------------------------------------------------------------------------------------------------
 Lipper Emerging Markets      (30.50)%     --         --         --         --         (36.28)%
--------------------------------------------------------------------------------------------------
 Benchmark                    (25.34)%     --         --         --         --         (28.92)%
--------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME
 VALUE                         11.75%      --         --         --         --          16.50%
--------------------------------------------------------------------------------------------------
 Lipper Growth & Income        15.54%      --         --         --         --          21.32%
--------------------------------------------------------------------------------------------------
 Benchmark                     28.58%      --         --         --         --          31.63%
--------------------------------------------------------------------------------------------------
EQ/PUTNAM INVESTORS GROWTH     34.99%      --         --         --         --          36.08%
--------------------------------------------------------------------------------------------------
 Lipper Growth                 25.82%      --         --         --         --          28.73%
--------------------------------------------------------------------------------------------------
 Benchmark                     28.58%      --         --         --         --          31.63%
--------------------------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL
 EQUITY                        18.34%      --         --         --         --          16.41%
--------------------------------------------------------------------------------------------------
 Lipper International          12.17%      --         --         --         --           9.06%
--------------------------------------------------------------------------------------------------
 Benchmark                     20.00%      --         --         --         --          13.43%
--------------------------------------------------------------------------------------------------

------------

* Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
62  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                   TABLE 4
       CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

--------------------------------------------------------------------------------------------------------
                                                                                            SINCE
                                                                                          PORTFOLIO
                                   1 YEAR    3 YEARS   5 YEARS    10 YEARS    20 YEARS    INCEPTION*

--------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET               4.08%     12.81%     21.14%     52.62%       --          167.86%
--------------------------------------------------------------------------------------------------------
 Lipper Money Market                4.84%     15.34%     26.25%     66.09%       --          214.68%
--------------------------------------------------------------------------------------------------------
 Benchmark                          5.05%     16.35%     28.27%     69.88%       --          214.45%
--------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                (6.28)%    33.18%     51.57%      --          --          186.45%
--------------------------------------------------------------------------------------------------------
 Lipper High Current Yield         (0.44)%    26.80%     43.00%    145.62%       --          182.21%
--------------------------------------------------------------------------------------------------------
 Benchmark                          3.66%     29.90%     53.96%    186.01%       --          239.69%
--------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK              27.83%    100.38%    153.56%    389.49%    2,284.72%    2,373.10%
--------------------------------------------------------------------------------------------------------
 Lipper Growth                     22.86%     84.52%    138.97%    388.00%    2,185.68%    3,490.04%
--------------------------------------------------------------------------------------------------------
 Benchmark                         28.58%    110.85%    193.91%    479.62%    2,530.43%    2,919.92%
--------------------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK          (0.90)%    30.98%     61.91%    399.92%       --          608.45%
--------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap Growth             12.16%     58.64%    102.73%    334.88%       --          448.32%
--------------------------------------------------------------------------------------------------------
 Benchmark                          8.28%     63.35%    106.12%    360.30%       --          494.67%
--------------------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH          (5.35)%     --         --         --          --           18.99%
--------------------------------------------------------------------------------------------------------
 Lipper Small Company Growth       (0.33)%     --         --         --          --           28.98%
--------------------------------------------------------------------------------------------------------
 Benchmark                          1.23%      --         --         --          --           29.23%
--------------------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX                23.94%      --         --         --          --           23.94%
--------------------------------------------------------------------------------------------------------
 Lipper S&P 500 Index              26.78%      --         --         --          --           26.78%
--------------------------------------------------------------------------------------------------------
 Benchmark                         28.58%      --         --         --          --           28.58%
--------------------------------------------------------------------------------------------------------
BT SMALL COMPANY INDEX             (3.24)%     --         --         --          --           (3.24)%
--------------------------------------------------------------------------------------------------------
 Lipper Small Cap                   1.53%      --         --         --          --            1.49%
--------------------------------------------------------------------------------------------------------
 Benchmark                         (2.54)%     --         --         --          --           (2.54)%
--------------------------------------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX      18.95%      --         --         --          --           18.95%
--------------------------------------------------------------------------------------------------------
 Lipper International              12.17%      --         --         --          --           12.23%
--------------------------------------------------------------------------------------------------------
 Benchmark                         20.00%      --         --         --          --           20.00%
--------------------------------------------------------------------------------------------------------
JPM CORE BOND                       7.99%      --         --         --          --            7.99%
--------------------------------------------------------------------------------------------------------
 Lipper Intermediate Investment
 Grade Debt                         7.23%      --         --         --          --            7.23%
--------------------------------------------------------------------------------------------------------
 Benchmark                          8.72%      --         --         --          --            8.72%
--------------------------------------------------------------------------------------------------------
LAZARD LARGE CAP VALUE             18.92%      --         --         --          --           18.92%
--------------------------------------------------------------------------------------------------------
 Lipper Capital Appreciation       24.16%      --         --         --          --           24.09%
--------------------------------------------------------------------------------------------------------
 Benchmark                         28.58%      --         --         --          --           28.58%
--------------------------------------------------------------------------------------------------------
LAZARD SMALL CAP VALUE             (7.95)%     --         --         --          --           (7.95)%
--------------------------------------------------------------------------------------------------------
 Lipper Small Cap                   1.53%      --         --         --          --            1.53%
--------------------------------------------------------------------------------------------------------
 Benchmark                         (2.54)%     --         --         --          --           (2.54)%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  63
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                             TABLE 4 (CONTINUED)
       CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

--------------------------------------------------------------------------------------------------------
                                                                                     SINCE
                                                                                   PORTFOLIO
                            1 YEAR     3 YEARS   5 YEARS    10 YEARS   20 YEARS    INCEPTION*
--------------------------------------------------------------------------------------------------------
MFS RESEARCH                 22.93%      --         --         --         --          41.74%
--------------------------------------------------------------------------------------------------------
 Lipper Growth               25.82%      --         --         --         --          52.86%
--------------------------------------------------------------------------------------------------------
 Benchmark                   28.58%      --         --         --         --          57.60%
--------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH
 COMPANIES                   33.24%      --         --         --         --          62.08%
--------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap              15.97%      --         --         --         --          42.16%
--------------------------------------------------------------------------------------------------------
 Benchmark                   (2.54)%     --         --         --         --          25.40%
--------------------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING
 MARKETS EQUITY             (27.71)%     --         --         --         --         (42.51)%
--------------------------------------------------------------------------------------------------------
 Lipper Emerging Markets    (30.50)%     --         --         --         --         (45.67)%
--------------------------------------------------------------------------------------------------------
 Benchmark                  (25.34)%     --         --         --         --         (36.71)%
--------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH &
 INCOME VALUE                11.75%      --         --         --         --          29.03%
--------------------------------------------------------------------------------------------------------
 Lipper Growth & Income      15.54%      --         --         --         --          38.49%
--------------------------------------------------------------------------------------------------------
 Benchmark                   28.58%      --         --         --         --          57.60%
--------------------------------------------------------------------------------------------------------
EQ/PUTNAM INVESTORS
 GROWTH                      34.99%      --         --         --         --          67.21%
--------------------------------------------------------------------------------------------------------
 Lipper Growth               25.82%      --         --         --         --          52.86%
--------------------------------------------------------------------------------------------------------
 Benchmark                   28.58%      --         --         --         --          57.60%
--------------------------------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL
 EQUITY                      18.34%      --         --         --         --          28.85%
--------------------------------------------------------------------------------------------------------
 Lipper International        12.17%      --         --         --         --          15.88%
--------------------------------------------------------------------------------------------------------
 Benchmark                   20.00%      --         --         --         --          23.42%
--------------------------------------------------------------------------------------------------------

------------

* Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
64  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                   TABLE 5
                        YEAR-BY-YEAR RATES OF RETURN:

----------------------------------------------------------------------------------------------------------------------------
                                       1989     1990   1991    1992    1993    1994     1995    1996     1997        1998

----------------------------------------------------------------------------------------------------------------------------

ALLIANCE MONEY MARKET                   7.88%  6.94%   4.92%   2.32%   1.73%   2.77%    4.48%   4.06%    4.16%      4.08%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                     3.88% (2.31)% 22.98%  10.96%  21.68%  (3.95)%  18.49%  21.40%   17.05%     (6.26)%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK                  24.10% (9.22)% 36.24%   1.98%  23.33%  (3.31)%  30.87%  22.78%   27.67%     27.83%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK              41.79%  6.87%  84.64%  (4.32)% 15.35%  (4.96)%  30.07%  20.73%    9.48%     (0.90)%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH                 --     --      --      --      --      --       --      --    25.71%+    (5.35)%
----------------------------------------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX                       --     --      --      --      --      --       --      --       --      23.94%
----------------------------------------------------------------------------------------------------------------------------
BT SMALL COMPANY INDEX                    --     --      --      --      --      --       --      --       --      (3.24)%
----------------------------------------------------------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX             --     --      --      --      --      --       --      --       --      18.95%
----------------------------------------------------------------------------------------------------------------------------
JPM CORE BOND                             --     --      --      --      --      --       --      --       --       7.99%
----------------------------------------------------------------------------------------------------------------------------
LAZARD LARGE CAP VALUE                    --     --      --      --      --      --       --      --       --      18.92%
----------------------------------------------------------------------------------------------------------------------------
LAZARD SMALL CAP VALUE                    --     --      --      --      --      --       --      --       --      (7.95)%
----------------------------------------------------------------------------------------------------------------------------
MFS RESEARCH                              --     --      --      --      --      --       --      --    15.30%+    22.93%
----------------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES             --     --      --      --      --      --       --      --    21.64%+    33.24%
----------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY    --     --      --      --      --      --       --      --   (20.47)%+  (27.71)%
----------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE           --     --      --      --      --      --       --      --    15.46%+    11.75%
----------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INVESTORS GROWTH                --     --      --      --      --      --       --      --    23.86%+    34.99%
----------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL EQUITY            --     --      --      --      --      --       --      --     8.88%+    18.34%
----------------------------------------------------------------------------------------------------------------------------

------------

+ Returns for these portfolios represent less than 12 months of performance.
  The returns are as of each portfolio inception date as shown in Table 1.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  65
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

COMMUNICATING PERFORMANCE DATA

In reports or other communications to contract owners or in advertising material, we may describe general economic and market conditions affecting our variable investment options and the portfolios and may compare the performance or ranking of those options and the portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS, or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

o  data developed by us derived from such indices or averages.

We also may furnish to present or prospective contract owners advertisements or other communications that include evaluations of a variable investment option or portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------
Barron's                            Investment Management Weekly
Morningstar's Variable Annuity      Money Management Letter
 Sourcebook                         Investment Dealers Digest
Business Week                       National Underwriter
Forbes                              Pension & Investments
Fortune                             USA Today
Institutional Investor              Investor's Business Daily
Money                               The New York Times
Kiplinger's Personal Finance        The Wall Street Journal
Financial Planning                  The Los Angeles Times
Investment Adviser                  The Chicago Tribune
--------------------------------------------------------------------

Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of funds with similar investment objectives in its Lipper Survey. Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "separate account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable life and annuity contracts, and

o The "mutual fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges. VARDS is a monthly reporting service that monitors approximately 2,500 variable life and variable annuity funds on performance and account information.

YIELD INFORMATION

Current yield for the Alliance Money Market option will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yield for the Alliance High Yield option will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months).

"Effective yield" is calculated in a similar manner, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the Alliance Money Market option.

--------------------------------------------------------------------------------
66  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


The current yields and effective yields assume the deduction of all contract charges and expenses other than the withdrawal charge, the annual administrative charge, and any charge for taxes such as premium tax. See "Yield Information for the Alliance Money Market Option and Alliance High Yield Option" in the SAI.

--------------------------------------------------------------------------------
                             INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE  67
--------------------------------------------------------------------------------

10
Incorporation of certain documents by reference


--------------------------------------------------------------------------------

Equitable Life's annual report on Form 10-K for the year ended December 31, 1998, and a current report on Form 8-K dated September 1, 1999, and a quarterly report on Form 10-Q for the quarter ended June 30, 1999, are considered to be a part of this prospectus because they are incorporated by reference.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act") will be considered to become part of this prospectus because they are incorporated by reference.

Any statement contained in a document that is, or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a Web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone:
(212) 554-1234).

--------------------------------------------------------------------------------
                                 APPENDIX:  MARKET VALUE ADJUSTMENT EXAMPLE  A-1
--------------------------------------------------------------------------------


Appendix: Market value adjustment example


--------------------------------------------------------------------------------

The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2000 to a fixed maturity option with a maturity date of February 15, 2009 (nine years later) at a rate to maturity of 7.00%, resulting in a maturity value at the maturity date of $183,846. We further assume that a withdrawal of $50,000 is made four years later on February 15, 2004.

-----------------------------------------------------------------------------------------------------------------------
                                                                        ASSUMED RATE TO MATURITY ON FEBRUARY 15, 2004
                                                                      -------------------------------------------------
                                                                                 5.00%                 9.00%
-----------------------------------------------------------------------------------------------------------------------
AS OF FEBRUARY 15, 2004 (BEFORE WITHDRAWAL)
-----------------------------------------------------------------------------------------------------------------------
(1)Market adjusted amount                                                      $144,048              $119,487
-----------------------------------------------------------------------------------------------------------------------
(2)Fixed maturity amount                                                       $131,080              $131,080
-----------------------------------------------------------------------------------------------------------------------
(3)Market value adjustment:
   (1)--(2)                                                                    $ 12,968              $(11,593)
-----------------------------------------------------------------------------------------------------------------------
ON FEBRUARY 15, 2004 (AFTER WITHDRAWAL)
-----------------------------------------------------------------------------------------------------------------------
(4)Portion of market value adjustment associated with withdrawal:
   (3) x [$50,000/(1)]                                                         $  4,501              $ (4,851)
-----------------------------------------------------------------------------------------------------------------------
(5)Reduction in fixed maturity amount:
   [$50,000 -(4)]                                                              $ 45,499              $ 54,851
-----------------------------------------------------------------------------------------------------------------------
(6)Fixed maturity amount: (2)--(5)                                             $ 85,581              $ 76,229
-----------------------------------------------------------------------------------------------------------------------
(7)Maturity value                                                              $120,032              $106,915
-----------------------------------------------------------------------------------------------------------------------
(8)Market adjusted amount of (7)                                               $ 94,048              $ 69,487
-----------------------------------------------------------------------------------------------------------------------

You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

--------------------------------------------------------------------------------


Statement of additional information


--------------------------------------------------------------------------------


TABLE OF CONTENTS

                                                                            PAGE
Unit Values                                                                    2
Annuity Unit Values                                                            2
Custodian and Independent Accountants                                          3
Yield Information for the Alliance Money Market Option
   and Alliance High Yield Option                                              3
Long-Term Market Trends                                                        5
Key Factors in Retirement Planning                                             7
Financial Statements                                                          11


HOW TO OBTAIN AN EQUITABLE ACCUMULATOR EXPRESS STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
   Equitable Accumulator Express
   P.O. Box 1547
   Secaucus, NJ 07096-1547

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Please send me an Equitable Accumulator Express SAI for Separate Account No. 49 dated October 18, 1999.


--------------------------------------------------------------------------------
Name:


--------------------------------------------------------------------------------
Address:


-----------------------------------------------------------------------------
City                      State    Zip



(SAI 9A (10/99))

Equitable Accumulator(SM)
A combination variable and fixed deferred annuity contract

PROSPECTUS DATED OCTOBER 18, 1999

Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its portfolios.

--------------------------------------------------------------------------------

WHAT IS THE EQUITABLE ACCUMULATOR?

Equitable Accumulator is a deferred annuity contract issued by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout and distribution options. The distribution options available under the contract are the Assured Payment Option and APO Plus. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, fixed maturity options, or the account for special dollar cost averaging ("investment options").

--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
 FIXED INCOME OPTIONS
--------------------------------------------------------------------------------
 DOMESTIC FIXED INCOME                        AGGRESSIVE FIXED INCOME
--------------------------------------------------------------------------------
 o Alliance Intermediate                      o Alliance High Yield
     Government Securities
 o Alliance Money Market
--------------------------------------------------------------------------------
 EQUITY OPTIONS
--------------------------------------------------------------------------------
 DOMESTIC EQUITY
--------------------------------------------------------------------------------
 o Alliance Common Stock                      o MFS Growth with Income
 o Alliance Growth and Income                 o MFS Research
 o EQ/Alliance Premier Growth                 o Merrill Lynch Basic Value Equity
 o BT Equity 500 Index                        o EQ/Putnam Growth & Income
 o Capital Guardian Research                      Value
 o Capital Guardian U.S. Equity               o T. Rowe Price Equity Income
--------------------------------------------------------------------------------
 INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
 o Alliance Global                            o Morgan Stanley Emerging
 o Alliance International                         Markets Equity
 o BT International Equity Index              o T. Rowe Price International
                                                  Stock
--------------------------------------------------------------------------------
 AGGRESSIVE EQUITY
--------------------------------------------------------------------------------
 o Alliance Aggressive Stock                  o MFS Emerging Growth
 o Alliance Small Cap Growth                      Companies
 o BT Small Company Index                     o Warburg Pincus Small Company
 o EQ/Evergreen                                   Value
--------------------------------------------------------------------------------
 ASSET ALLOCATION OPTIONS
--------------------------------------------------------------------------------
 o Alliance Conservative Investors            o Merrill Lynch World Strategy
 o Alliance Growth Investors                  o EQ/Putnam Balanced
 o EQ/Evergreen Foundation
--------------------------------------------------------------------------------
         Alliance Equity Index (Available only under APO Plus)
--------------------------------------------------------------------------------

You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of our Separate Account No. 45. Each variable investment option, in turn, invests in a corresponding securities portfolio of EQ Advisors Trust. Your investment results in a variable investment option will depend on the investment performance of the related portfolio.

FIXED MATURITY OPTIONS. You may allocate amounts to one or more fixed maturity options. These amounts will receive a fixed rate of interest for a specified period. Interest is earned at a guaranteed rate set by us. We make a market value adjustment (up or down) if you make transfers or withdrawals from a fixed maturity option before its maturity date.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING. This account also pays fixed interest at guaranteed rates.

TYPES OF CONTRACTS. We offer the contracts for use as:

o  A nonqualified annuity ("NQ") for after-tax contributions only.

o  An individual retirement annuity ("IRA"), either traditional IRA or Roth IRA.

   We offer two versions of the traditional IRA: "Rollover IRA" and "Flexible Premium IRA." The Assured Payment Option and APO Plus are available under Rollover IRA and Flexible Premium IRA contracts.

   We also offer two versions of the Roth IRA: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

o An annuity that is an investment vehicle for a qualified defined contribution or defined benefit plan ("QP").

o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") -- ("Rollover TSA").

A contribution of at least $5,000 is required to purchase an NQ, Rollover IRA, Roth Conversion IRA, QP or Rollover TSA contract. For Flexible Premium IRA or Flexible Premium Roth IRA contracts, we require a contribution of $2,000 to purchase a contract. Under Rollover IRA or Flexible Premium IRA contracts you may elect the Assured Payment Option or APO Plus with a minimum initial contribution of $10,000.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated October 18, 1999 is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's Web site at http://www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
2    CONTENTS OF THIS PROSPECTUS
--------------------------------------------------------------------------------

Contents of this prospectus


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUITABLE ACCUMULATOR(SM)
--------------------------------------------------------------------------------
Index of key words and phrases                                                4
Who is Equitable Life?                                                        5
How to reach us                                                               6
Equitable Accumulator at a glance -- key features                             8

--------------------------------------------------------------------------------
FEE TABLE                                                                    11
--------------------------------------------------------------------------------
Examples                                                                     14
Condensed financial information                                              15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1
CONTRACT FEATURES AND BENEFITS                                               16
--------------------------------------------------------------------------------
How you can purchase and contribute to your contract                         16
Owner and annuitant requirements                                             20
How you can make your contributions                                          20
What are your investment options under the contract?                         20
Allocating your contributions                                                26
Our baseBUILDER option                                                       28
Guaranteed minimum death benefit                                             30
Your right to cancel within a certain number of days                         31

--------------------------------------------------------------------------------
2
DETERMINING YOUR CONTRACT'S VALUE                                            33
--------------------------------------------------------------------------------
Your account value                                                           33
Your contract's value in the variable investment options                     33
Your contract's value in the fixed maturity options                          33
Your contract's value in the account for special dollar cost
   averaging                                                                 33
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
"We," "our," and "us" refer to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

--------------------------------------------------------------------------------
                                                  CONTENTS OF THIS PROSPECTUS  3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
3
TRANSFERRING YOUR MONEY AMONG
   INVESTMENT OPTIONS                                                        34
--------------------------------------------------------------------------------
Transferring your account value                                              34
Rebalancing your account value                                               34

--------------------------------------------------------------------------------
4
ACCESSING YOUR MONEY                                                         35
--------------------------------------------------------------------------------
Assured Payment Option and APO Plus                                          35
Withdrawing your account value                                               39
How withdrawals are taken from your account value                            41
How withdrawals affect your guaranteed minimum
  income benefit and guaranteed minimum death
  benefit                                                                    41
Loans under Rollover TSA contracts                                           42
Surrendering your contract to receive its cash value                         43
When to expect payments                                                      43
Choosing your annuity payout options                                         44

--------------------------------------------------------------------------------
5
CHARGES AND EXPENSES                                                         47
--------------------------------------------------------------------------------
Charges that Equitable Life deducts                                          47
Charges that EQ Advisors Trust deducts                                       49
Group or sponsored arrangements                                              49
Other distribution arrangements                                              50

--------------------------------------------------------------------------------
6
PAYMENT OF DEATH BENEFIT                                                     51
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                      51
How death benefit payment is made                                            52
Beneficiary continuation option for Rollover IRA and
   Flexible Premium IRA contracts                                            52

--------------------------------------------------------------------------------
7
TAX INFORMATION                                                              54
--------------------------------------------------------------------------------
Overview                                                                     54
Transfers among investment options                                           54
Taxation of nonqualified annuities                                           54
Special rules for NQ contracts issued in Puerto Rico                         55
Individual retirement arrangements (IRAs)                                    56
Special rules for nonqualified contracts in qualified plans                  67
Tax-Sheltered Annuity contracts (TSAs)                                       67
Federal and state income tax withholding and
   information reporting                                                     71
Impact of taxes to Equitable Life                                            73

--------------------------------------------------------------------------------
8
MORE INFORMATION                                                             74
--------------------------------------------------------------------------------
About our Separate Account No. 45                                            74
About EQ Advisors Trust                                                      74
About our fixed maturity options                                             75
About the general account                                                    76
About other methods of payment                                               76
Dates and prices at which contract events occur                              76
About your voting rights                                                     77
About our year 2000 progress                                                 78
About legal proceedings                                                      78
About our independent accountants                                            78
Transfers of ownership, collateral assignments, loans,
   and borrowing                                                             79
Distribution of the contracts                                                79

--------------------------------------------------------------------------------
9
INVESTMENT PERFORMANCE                                                       80
--------------------------------------------------------------------------------
Benchmarks                                                                   80
Communicating performance data                                               91

--------------------------------------------------------------------------------
10
INCORPORATION OF CERTAIN DOCUMENTS BY
   REFERENCE                                                                 93
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
I -- Condensed financial information                                        A-1
II -- Purchase considerations for QP contracts                              B-1
III -- Market value adjustment example                                      C-1
IV -- Guaranteed minimum death benefit example                              D-1
V -- Example of payments under the Assured Payment
     Option and APO Plus                                                    E-1
VI -- Assured Payment Option and APO Plus contracts
      issued in the state of Maryland                                       F-1

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
   TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4  INDEX OF KEY WORDS AND PHRASES
--------------------------------------------------------------------------------


Index of key words and phrases


--------------------------------------------------------------------------------


This index should help you locate more information on the terms used in this prospectus.

                                                                  PAGE

account for special dollar cost
  averaging                                                      25
account value                                                    33
annuitant                                                        16
annuity payout options                                           44
APO Plus                                                         38
Assured Payment Option                                           35
baseBUILDER                                                      28
beneficiary                                                      51
benefit base                                                     28
business day                                                     76
cash value                                                       33
conduit IRA                                                      60
contract date                                                    9
contract date anniversary                                        9
contract year                                                    9
contributions to Roth IRAs                                       64
  regular contributions                                          64
  rollover contributions                                         64
  conversion contributions                                       65
  direct custodian-to-custodian
     transfers                                                   64
contributions to traditional IRAs                                56
  regular contributions                                          57
  rollover contributions                                         59
  direct custodian-to-custodian
     transfers                                                   59
ERISA                                                            42
fixed maturity amount                                            23
fixed maturity options                                           23
Flexible Premium IRA                                           cover
Flexible Premium Roth IRA                                      cover
guaranteed minimum death benefit                                 30
guaranteed minimum income benefit                                28
IRA                                                              56
IRS                                                              54
investment options                                               20
loan reserve account                                             43
market adjusted amount                                           23
market value adjustment                                          24
maturity value                                                   23
NQ                                                               54
participant                                                      20
portfolio                                                      cover
processing office                                                6
QP                                                               67
rate to maturity                                                 23
Required Beginning Date                                          60
Rollover IRA                                                   cover
Rollover TSA                                                   cover
Roth Conversion IRA                                            cover
Roth IRA                                                         63
SAI                                                            cover
SEC                                                            cover
TOPS                                                             6
TSA                                                              67
traditional IRA                                                  56
unit                                                             33
variable investment options                                      20

To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.


--------------------------------------------------------------------------------
PROSPECTUS                   CONTRACT OR SUPPLEMENTAL MATERIALS
--------------------------------------------------------------------------------
fixed maturity options       Guarantee Periods (GIROs in Supplemental Materials)
variable investment options  Investment Funds
account value                Annuity Account Value
rate to maturity             Guaranteed Rates
unit                         Accumulation Unit
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WHO IS EQUITABLE LIFE?  5
--------------------------------------------------------------------------------


Who is Equitable Life?


--------------------------------------------------------------------------------


We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a wholly owned subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contract.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $390.8 billion in assets as of June 30, 1999. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

--------------------------------------------------------------------------------
6  WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


HOW TO REACH US

You may communicate with our Processing Office as listed below for any of the following purposes:

--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Accumulator
P.O. Box 13014
Newark, NJ 07188-0014

--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Accumulator
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014
Secaucus, NJ 07094

--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Accumulator
P.O. Box 1547
Secaucus, NJ 07096-1547

--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Accumulator
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094

--------------------------------------------------------------------------------
REPORTS WE PROVIDE:
--------------------------------------------------------------------------------

o  written confirmation of financial transactions;

o statement of your contract values at the close of each calendar quarter (four per year); and

o annual statement of your contract values as of the close of the contract year.

--------------------------------------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") SYSTEM:
--------------------------------------------------------------------------------

TOPS is designed to provide you with up-to-date information via touch-tone telephone. You can obtain information on:

o  your current account value;

o  your current allocation percentages;

o  the number of units you have in the variable investment options;

o  rates to maturity for the fixed maturity options; and

o  the daily unit values for the variable investment options.

You can also:

o change your allocation percentages and/or transfer among the investment options; and

o  change your personal identification number (PIN).

TOPS is normally available seven days a week, 24 hours a day, by calling toll free 1-888-909-7770. Of course, for reasons beyond our control, the service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone are genuine. For example, we will require certain personal identification information before we will act on telephone instructions and we will provide written confirmation of your transfers. We will not be liable for following telephone instructions we reasonably believe to be genuine.

--------------------------------------------------------------------------------
BY INTERNET:
--------------------------------------------------------------------------------
You can also access information about your contract on the Internet. Please visit our Web site at http://www.equitable.com, and click on EQAccess.

--------------------------------------------------------------------------------
                                                       WHO IS EQUITABLE LIFE?  7
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern time.

You should send all contributions, notices, and requests to our processing office at the address above.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) conversion of a traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract;

(2)  election of the Assured Payment Option or APO Plus;

(3)  election of the automatic investment program;

(4)  election of the rebalancing program;

(5)  requests for loans under Rollover TSA contracts;

(6)  spousal consent for loans under Rollover TSA contracts;

(7)  contract surrender and withdrawal requests;

(8)  tax withholding election; and

(9)  election of the beneficiary continuation option.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF
REQUESTS:

(1)  address changes;

(2)  beneficiary changes;

(3)  transfers between investment options; and

(4)  requests to exercise your guaranteed minimum income benefit.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)  automatic investment program;

(2)  general dollar cost averaging;

(3)  rebalancing;

(4)  special dollar cost averaging;

(5)  Assured Payment Option or APO Plus;

(6)  substantially equal withdrawals;

(7)  systematic withdrawals; and

(8)  the date annuity payments are to begin.

YOU MUST SIGN AND DATE ALL THESE REQUESTS. ANY WRITTEN REQUEST THAT IS NOT ON ONE OF OUR FORMS MUST INCLUDE YOUR NAME AND YOUR CONTRACT NUMBER ALONG WITH ADEQUATE DETAILS ABOUT THE NOTICE YOU WISH TO GIVE OR THE ACTION YOU WISH US TO TAKE.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners both must sign.

--------------------------------------------------------------------------------
8  EQUITABLE ACCUMULATOR AT A GLANCE -- KEY FEATURES
--------------------------------------------------------------------------------


Equitable Accumulator at a glance - key features


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL                 Equitable Accumulator's variable investment options invest in 30 different portfolios
INVESTMENT                   managed by professional investment advisers.
MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY               o 10 fixed maturity options with maturities ranging from approximately 1 to 10 years.  Under
OPTIONS                        the Assured Payment Option and APO Plus, 5 additional fixed maturity options with maturities ranging from 11 to 15 years.
                             o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                             ---------------------------------------------------------------------------------------------------
                             If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. This may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment may also apply.
--------------------------------------------------------------------------------------------------------------------------------
ACCOUNT FOR SPECIAL DOLLAR   Available for dollar cost averaging all or a portion of your initial contribution.
COST AVERAGING
--------------------------------------------------------------------------------------------------------------------------------
TAX ADVANTAGES               o On earnings inside the       No tax on any dividends, interest or capital gains until you
                               contract                     make withdrawals from your contract or receive annuity payments.
                             ---------------------------------------------------------------------------------------------------
                             o On transfers inside the      No tax on transfers among investment options.
                               contract
                             ---------------------------------------------------------------------------------------------------
                             If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (IRA, QP, and Rollover TSA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.
--------------------------------------------------------------------------------------------------------------------------------
BASEBUILDER(Reg. TM)         baseBUILDER combines a guaranteed minimum income benefit with a guaranteed minimum
PROTECTION                   death benefit. This optional feature provides income protection for you while the annuitant lives, as well as a death benefit for the beneficiary should the annuitant die.
--------------------------------------------------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS         o NQ, Rollover IRA, Roth Conversion IRA, QP, and Rollover TSA contracts
                               o Initial minimum:           $5,000
                               o Additional minimum:        $1,000
                                                            $100 monthly and $300 quarterly under our automatic
                                                            investment program (NQ contracts)
                             ---------------------------------------------------------------------------------------------------
                             o Flexible Premium IRA and Flexible Premium Roth IRA contracts
                               o Initial minimum:           $2,000
                               o Additional minimum:        $50 ($50 under our automatic investment program)
                             ---------------------------------------------------------------------------------------------------
                             o Assured Payment Option and APO Plus under Rollover IRA and Flexible Premium IRA contracts
                               o Initial minimum:           $10,000
                               o Additional minimum:        $1,000
                             ---------------------------------------------------------------------------------------------------
                             Maximum contribution limitations may apply.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            EQUITABLE ACCUMULATOR AT A GLANCE -- KEY FEATURES  9
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY   o Assured Payment Option
                       o APO Plus
                       o Lump sum withdrawals
                       o Several withdrawal options on a periodic basis
                       o Loans under Rollover TSA contracts
                       o Contract surrender
                       You may incur a withdrawal charge for certain withdrawals or if you surrender your contract.
                       You may also incur income tax and a tax penalty.
--------------------------------------------------------------------------------------------------------------------------------
PAYOUT ALTERNATIVES    o Annuity payout options
                       o Income Manager(R) payout options
--------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL FEATURES    o Dollar cost averaging
                       o Automatic investment program
                       o Account value rebalancing (quarterly, semiannually, and annually)
                       o Unlimited free transfers
                       o Waiver of withdrawal charge for disability, terminal illness, or confinement to a nursing home
--------------------------------------------------------------------------------------------------------------------------------
FEES AND CHARGES       o Daily charges on amounts invested in variable investment options for mortality and expense risks and administrative charges at an annual rate of 1.35%.
                       o Annual 0.30% benefit base charge for the optional 5% roll up to age 80 baseBUILDER benefit. The annual benefit base charge is 0.15% if the 5% roll up to age 70 baseBUILDER benefit is elected. The benefit base is described under "Contract features and benefits -- Your guaranteed minimum income benefit under baseBUILDER."  No additional charge if you want a guaranteed minimum death benefit only.
                       o Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, if your account value at the end of the contract year is less than $25,000, we deduct an annual administrative charge equal to $30 or during the first two contract years 2% of your account value, if less.
                         If your account value is $25,000 or more, we will not deduct the charge.
                       o No sales charge deducted at the time you make contributions.
                       o During the first seven contract years following a contribution, a charge will be deducted from amounts that you withdraw that exceed 15% of your account value. We use the account value on the most recent contract date anniversary to calculate the 15% amount available.
                         The charge begins at 7% in the first contract year following a contribution.  It declines by
                         1% each year to 1% in the seventh contract year. There is no withdrawal charge in the eighth and later contract years following a contribution.
                         -------------------------------------------------------------------------------------------------------
                         The "contract date" is the effective date of a contract. This usually is the business day we receive your initial contribution. Your contract date will be shown in your contract. The
                         12-month period beginning on your contract date and each 12-month period after that date is a
                         "contract year." The end of each 12-month period is your "contract date anniversary."
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10  EQUITABLE ACCUMULATOR AT A GLANCE -- KEY FEATURES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
FEES AND               o We deduct a charge for taxes such as premium taxes that may be imposed in your state. This
CHARGES (CONTINUED)      charge is generally deducted from the amount applied to an annuity payout option.
                       o We generally deduct a $350 annuity administrative fee from amounts applied to purchase certain life annuity payout options.
                       o Annual expenses of EQ Advisors Trust portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. These expenses include management fees ranging from 0.25% to 1.15% annually, 12b-1 fees of 0.25% annually, and other expenses.
--------------------------------------------------------------------------------------------------------------------------------
ANNUITANT ISSUE AGES   NQ: 0-83
                       Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, and Rollover TSA: 20-83
                       Flexible Premium IRA: 20-70
                       Assured Payment Option and APO
                       Plus: 53 1/2-83
                       QP: 20-75
--------------------------------------------------------------------------------------------------------------------------------

THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.

For more detailed information we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your financial professional, or call us, if you have any questions.

--------------------------------------------------------------------------------
                                                                   FEE TABLE  11
--------------------------------------------------------------------------------


Fee table


--------------------------------------------------------------------------------

The fee table below will help you understand the various charges and expenses that apply to your contract. The table reflects charges you will directly incur under the contract, as well as charges and expenses of the Portfolios that you will bear indirectly. Charges for taxes, such as premium taxes, may also apply. Also, an annuity administrative fee may apply when your annuity payments are to begin. Each of the charges and expenses is more fully described under "Charges and expenses" later in this prospectus. For a complete description of portfolio charges and expenses, please see the attached prospectus for EQ Advisors Trust.

The fixed maturity options and the account for special dollar cost averaging are not covered by the fee table and examples. However, the annual administrative charge and the withdrawal charge do apply to the fixed maturity options and the account for special dollar cost averaging. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN
 ANNUAL PERCENTAGE OF DAILY NET ASSETS
----------------------------------------------------------------------------------------------------------------
 Mortality and expense risks (1)                                                             1.10%
 Administrative (2)                                                                          0.25%
                                                                                             ----
 Total annual expenses                                                                       1.35%
----------------------------------------------------------------------------------------------------------------
 FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY:
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
----------------------------------------------------------------------------------------------------------------
 Maximum annual administrative charge(3)
  If your account value on a contract date anniversary is less than $25,000                  $30
  If your account value on a contract date anniversary is $25,000 or more                    $0
----------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
----------------------------------------------------------------------------------------------------------------
 WITHDRAWAL CHARGE AS A PERCENTAGE OF CONTRIBUTIONS (deducted if you surrender          Contract
 your contract or make certain withdrawals. The withdrawal charge percentage              year
 we use is year determined by the contract year in which you make the                       1   ..........7.00%
 withdrawal or surrender your contract. For each contribution, we consider the              2   ..........6.00%
 contract year in which we receive that contribution to be  "contract year 1")(4)           3   ..........5.00%
                                                                                            4   ..........4.00%
                                                                                            5   ..........3.00%
                                                                                            6   ..........2.00%
                                                                                            7   ..........1.00%
                                                                                            8+  ..........0.00%
----------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT THE OPTIONAL BENEFIT
----------------------------------------------------------------------------------------------------------------
 BASEBUILDER BENEFITS CHARGE (calculated as a percentage of the benefit base.
 Deducted annually on each contract date anniversary)(5)                                  0.30%
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
12  FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)


------------------------------------------------------------------------------------------------------------------------
                                                                                                             TOTAL
                                                                                          OTHER             ANNUAL
                                                                                        EXPENSES           EXPENSES
                                                   MANAGEMENT                        (AFTER EXPENSE     (AFTER EXPENSE
                                                    FEES(6)         12B-1 FEE(7)     LIMITATION)(8)     LIMITATION)(9)
------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                             0.54%             0.25%              0.04%             0.83%
Alliance Common Stock                                 0.36%             0.25%              0.04%             0.65%
Alliance Conservative Investors                       0.48%             0.25%              0.06%             0.79%
Alliance Equity Index                                 0.31%             0.25%              0.04%             0.60%
Alliance Global                                       0.64%             0.25%              0.08%             0.97%
Alliance Growth and Income                            0.55%             0.25%              0.04%             0.84%
Alliance Growth Investors                             0.51%             0.25%              0.05%             0.81%
Alliance High Yield                                   0.60%             0.25%              0.04%             0.89%
Alliance Intermediate Government Securities           0.50%             0.25%              0.06%             0.81%
Alliance International                                0.90%             0.25%              0.17%             1.32%
Alliance Money Market                                 0.35%             0.25%              0.03%             0.63%
EQ/Alliance Premier Growth                            0.90%             0.25%              0.00%             1.15%
Alliance Small Cap Growth                             0.90%             0.25%              0.06%             1.21%
BT Equity 500 Index                                   0.25%             0.25%              0.05%             0.55%
BT International Equity Index                         0.35%             0.25%              0.40%             1.00%
BT Small Company Index                                0.25%             0.25%              0.25%             0.75%
Capital Guardian Research                             0.65%             0.25%              0.05%             0.95%
Capital Guardian U.S. Equity                          0.65%             0.25%              0.05%             0.95%
EQ/Evergreen                                          0.75%             0.25%              0.05%             1.05%
EQ/Evergreen Foundation                               0.63%             0.25%              0.07%             0.95%
Merrill Lynch Basic Value Equity                      0.55%             0.25%              0.05%             0.85%
Merrill Lynch World Strategy                          0.70%             0.25%              0.25%             1.20%
MFS Emerging Growth Companies                         0.55%             0.25%              0.05%             0.85%
MFS Growth with Income                                0.55%             0.25%              0.05%             0.85%
MFS Research                                          0.55%             0.25%              0.05%             0.85%
Morgan Stanley Emerging Markets Equity                1.15%             0.25%              0.35%             1.75%
EQ/Putnam Balanced                                    0.55%             0.25%              0.10%             0.90%
EQ/Putnam Growth & Income Value                       0.55%             0.25%              0.05%             0.85%
T. Rowe Price Equity Income                           0.55%             0.25%              0.05%             0.85%
T. Rowe Price International Stock                     0.75%             0.25%              0.20%             1.20%
Warburg Pincus Small Company Value                    0.65%             0.25%              0.10%             1.00%
------------------------------------------------------------------------------------------------------------------------

Notes:
(1) A portion of this charge is for providing the guaranteed minimum death benefit.

(2) We reserve the right to increase this charge to a maximum annual rate of 0.35%.

(3) For Flexible Premium IRA and Flexible Premium Roth IRA contracts, during the first two contract years this charge is equal to the lesser of $30 or 2% of your account value if it applies. Thereafter, the charge is $30 for each contract year.

(4) Deducted upon a withdrawal of amounts in excess of the 15% free withdrawal amount and upon surrender of a contract.

--------------------------------------------------------------------------------
                                                                   FEE TABLE  13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


(5) The 0.30% charge is for the baseBUILDER with the 5% roll up to age 80 and annual ratchet to age 80 guaranteed minimum death benefit. The charge for the 5% roll up to age 70 baseBUILDER benefit is 0.15%. The benefit base is described under "Contract features and benefits -- Your guaranteed minimum income benefit under baseBUILDER."

(6) The management fees or the maximum management fees, if a maximum applies, for each portfolio cannot be increased without a vote of that portfolio's shareholders.

(7) Portfolio shares are all subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts. Prior to October 18, 1999, the total annual expenses for the Alliance Small Cap Growth portfolio were limited to 1.20% under an expense limitation arrangement related to that portfolio's Rule 12b-1 Plan. The arrangement is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1998, absent the expense limitation arrangement.

(8) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (9) for any expense limitation agreements.

    On October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) became part of the portfolios of EQ Advisors Trust. The "Other Expenses" for these portfolios have been restated to reflect the estimated expenses that would have been incurred had these portfolios been portfolios of EQ Advisors Trust for the year ended December 31, 1998. The restated expenses reflect an increase of 0.01%.

(9) Equitable Life, EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to certain portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of certain portfolios (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses, and 12b-1 fees) are limited as a percentage of the average daily net assets of each of the following portfolios: 0.90% for EQ/Alliance Premier Growth; 0.30% for BT Equity 500 Index; 0.75% for BT International Equity Index; 0.50% for BT Small Company Index; 0.70% for Capital Guardian Research and Capital Guardian U.S. Equity; 0.80% for EQ/Evergreen; 0.70% for EQ/Evergreen Foundation; 0.60% for Merrill Lynch Basic Value Equity, MFS Emerging Growth Companies, MFS Growth with Income, and MFS Research; 0.95% for Merrill Lynch World Strategy; 1.50% for Morgan Stanley Emerging Markets Equity; 0.65% for EQ/Putnam Balanced; 0.60% for EQ/Putnam Growth & Income Value and T. Rowe Price Equity Income; 0.95% for T. Rowe Price International Stock; and 0.75% for Warburg Pincus Small Company Value. The expenses shown for the BT International Equity Index and BT Small Company Index portfolios reflect an increase effective on May 1, 1999.

    Absent the expense limitation, the "Other Expenses" for 1998 on an annualized basis for each of the portfolios would have been as follows:
    0.33% for BT Equity 500 Index; 0.89% for BT International Equity Index; 1.31% for BT Small Company Index; 0.26% for Merrill Lynch Basic Value Equity; 0.66% for Merrill Lynch World Strategy; 0.24% for MFS Emerging Growth Companies; 0.25% for MFS Research; 1.23% for Morgan Stanley Emerging Markets Equity; 0.45% for EQ/Putnam Balanced; 0.24% for EQ/Putnam Growth & Income Value and T. Rowe Price Equity Income; 0.40% for T. Rowe Price International Stock; and 0.27% for Warburg Pincus Small Company Value. For the following portfolios, the "Other Expenses" for 1999, absent the expense limitation, are estimated to be as follows: 0.74% for EQ/Alliance Premier Growth, Capital Guardian Research, and Capital Guardian U.S. Equity; 0.76% for EQ/Evergreen; 0.86% for EQ/Evergreen Foundation; and 0.59% for MFS Growth with Income. Initial seed capital was invested on December 31, 1998 for the EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income portfolios and April 30, 1999 for the EQ/Alliance Premier Growth, Capital Guardian Research, and Capital Guardian U.S. Equity portfolios and therefore expenses have been estimated.

    Each portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that, among other things, such portfolio has reached sufficient size to permit such reimbursement to be made and provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. For more information see the prospectus for EQ Advisors Trust.

--------------------------------------------------------------------------------
14  FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


EXAMPLES

The examples below show the expenses that a hypothetical contract owner who has purchased a Flexible Premium IRA or Flexible Premium Roth IRA contract would pay in the situations illustrated. The examples show the expenses if (1) baseBUILDER is elected with a 5% roll up to age 80 or annual ratchet to age 80 guaranteed minimum death benefit and (2) APO Plus is elected. We assume that a $1,000 contribution is invested in one of the variable investment options listed and a 5% annual return is earned on the assets in that option(1). Since the annual administrative charge only applies under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the charges shown in the examples would be lower for NQ, Rollover IRA, Roth Conversion IRA, QP, and Rollover TSA contracts.

These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.


                                                               (1) EXPENSES REFLECTING BASEBUILDER ELECTION

-----------------------------------------------------------------------------------------------------------------------------------
                                             IF YOU SURRENDER YOUR CONTRACT AT THE END | IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                               OF EACH PERIOD SHOWN, THE EXPENSES      |    THE END OF EACH PERIOD SHOWN, THE
                                                            WOULD BE:                  |             EXPENSES WOULD BE:
                                            ---------------------------------------------------------------------------------------
                                             1 YEAR    3 YEARS    5 YEARS   10 YEARS   |  1 YEAR    3 YEARS     5 YEARS  10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                    $95.08    $133.14    $173.83    $308.07   |  $28.23    $ 86.60     $147.65   $312.96
Alliance Common Stock                        $93.29    $127.77    $164.88    $290.23   |  $26.44    $ 81.23     $138.70   $295.11
Alliance Conservative Investors              $94.68    $131.94    $171.84    $304.14   |  $27.83    $ 85.42     $145.67   $309.03
Alliance Global                              $96.47    $137.29    $180.74    $321.74   |  $29.62    $ 90.77     $154.57   $326.63
Alliance Growth and Income                   $95.18    $133.44    $174.33    $309.07   |  $28.33    $ 86.90     $148.15   $313.94
Alliance Growth Investors                    $94.88    $132.54    $172.84    $306.11   |  $28.03    $ 86.02     $146.67   $311.00
Alliance High Yield                          $95.68    $134.92    $176.80    $313.95   |  $28.83    $ 88.40     $150.63   $318.85
Alliance Intermediate Government Securities  $94.88    $132.54    $172.84    $306.11   |  $28.03    $ 86.02     $146.67   $311.00
Alliance International                       $99.95    $147.66    $197.87    $355.11   |  $33.10    $101.14     $171.71   $360.02
Alliance Money Market                        $93.10    $127.18    $163.89    $288.24   |  $26.25    $ 80.65     $137.72   $293.13
EQ/Alliance Premier Growth                   $98.26    $142.63          -          -   |  $31.41    $ 96.11           -         -
Alliance Small Cap Growth                    $98.86    $144.42    $192.53    $344.77   |  $32.01    $ 97.88     $166.34   $349.63
BT Equity 500 Index                          $92.30    $124.78    $159.88    $280.19   |  $25.45    $ 78.25     $133.71   $285.07
BT International Equity Index                $96.77    $138.19    $182.22    $324.65   |  $29.92    $ 91.66     $156.05   $329.53
BT Small Company Index                       $94.29    $130.75    $169.85    $300.17   |  $27.44    $ 84.23     $143.69   $305.09
Capital Guardian Research                    $96.27    $136.71          -          -   |  $29.42    $ 90.17           -         -
Capital Guardian U.S. Equity                 $96.27    $136.71          -          -   |  $29.42    $ 90.17           -         -
EQ/Evergreen                                 $97.27    $139.68          -          -   |  $30.42    $ 93.15           -         -
EQ/Evergreen Foundation                      $96.27    $136.71          -          -   |  $29.42    $ 90.17           -         -
Merrill Lynch Basic Value Equity             $95.28    $133.74    $174.83    $310.05   |  $28.43    $ 87.20     $148.64   $314.93
Merrill Lynch World Strategy                 $98.76    $144.12    $192.03    $343.81   |  $31.91    $ 97.59     $165.86   $348.69
MFS Emerging Growth Companies                $95.28    $133.74    $174.83    $310.05   |  $28.43    $ 87.20     $148.64   $314.93
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                   FEE TABLE  15
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                       IF YOU SURRENDER YOUR CONTRACT AT THE END   |  IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                          OF EACH PERIOD SHOWN, THE EXPENSES       |      THE END OF EACH PERIOD SHOWN, THE
                                                      WOULD BE:                    |              EXPENSES WOULD BE:
                                       -----------------------------------------------------------------------------------------
                                                                                   |
                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS   |   1 YEAR   3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                  $ 95.28   $133.74          -          -    |   $28.43    $ 87.20          -          -
MFS Research                            $ 95.28   $133.74    $174.83    $310.05    |   $28.43    $ 87.20   $148.64    $314.93
Morgan Stanley Emerging Markets Equity  $104.22   $160.29    $218.58    $394.59    |   $37.37    $113.76   $192.41    $399.49
EQ/Putnam Balanced                      $ 95.78   $135.22    $177.29    $314.94    |   $28.93    $ 88.70   $151.13    $319.83
EQ/Putnam Growth & Income Value         $ 95.28   $133.74    $174.83    $310.05    |   $28.43    $ 87.20   $148.64    $314.93
T. Rowe Price Equity Income             $ 95.28   $133.74    $174.83    $310.05    |   $28.43    $ 87.20   $148.64    $314.93
T. Rowe Price International Stock       $ 98.76   $144.12    $192.03    $343.81    |   $31.91    $ 97.59   $165.86    $348.69
Warburg Pincus Small Company Value      $ 96.77   $138.19    $182.22    $324.65    |   $29.92    $ 91.66   $156.05    $329.53
--------------------------------------------------------------------------------------------------------------------------------


                                                   (2) EXPENSES REFLECTING APO PLUS ELECTION

--------------------------------------------------------------------------------------------------------------------------
                            IF YOU SURRENDER YOUR CONTRACT AT THE END    |    IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                               OF EACH PERIOD SHOWN, THE EXPENSES        |       THE END OF EACH PERIOD SHOWN, THE
                                            WOULD BE:                    |               EXPENSES WOULD BE:
                            -----------------------------------------    |    --------------------------------------------
                            1 YEAR   3 YEARS     5 YEARS     10 YEARS    |    1 YEAR     3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock       $93.29   $121.50    $151.99      $259.06     |    $23.29     $71.50      $121.99      $259.06
Alliance Equity Index       $92.80   $120.01    $149.48      $253.97     |    $22.80     $70.01      $119.48      $253.97
--------------------------------------------------------------------------------------------------------------------------

----------
(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of payments under an annuity payout option. See "Accessing your money."

IF YOU ELECT AN ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued (see note (1) above), and you elect a life annuity payout option, the expenses shown in the example for "if you do not surrender your contract" would, in each case, be increased by $4.43 based on the average amount applied to annuity payout options in 1998. See "Annuity administrative fee" under "Charges and expenses."

CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 1998.

--------------------------------------------------------------------------------
16  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


1
Contract features and benefits


--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call
"contributions." We require a minimum contribution amount for each type of contract purchased. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.

--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
              AVAILABLE
CONTRACT      FOR ANNUITANT   MINIMUM                                               LIMITATIONS ON
TYPE          ISSUE AGES      CONTRIBUTIONS              SOURCE OF CONTRIBUTIONS    CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------
 NQ           0 through 83    o $5,000 (initial)         o After-tax money.         o No additional
                                                                                      contributions after
                              o $1,000 (additional)      o Paid to us by check or     age 84.
                                                          transfer of contract
                                                          value in a tax-deferred
                                                          exchange under Section
                                                          1035 of the Internal
                                                          Revenue Code.
------------------------------------------------------------------------------------------------------------------
 Flexible     20 through 70   $2,000 (initial)            o "Regular" traditional    o No regular IRA
 Premium IRA                                                IRA contributions.         contributions in the
                              o $50 (additional after                                  calendar year you turn
                                the first contract year)  o Rollovers from a           age 70 1/2 and thereafter
                                                            qualified plan.

                                                          o Rollovers from a TSA.    o Total regular
                                                                                       contributions may
                                                          o Rollovers from another     not exceed $2,000 for
                                                            traditional individual     a year.
                                                            retirement arrangement.

                                                          o Direct custodian-        o No additional rollover
                                                            to-custodian transfers     or direct transfer
                                                            from another               contributions after
                                                            traditional individual     age 71.
                                                            retirement
                                                            arrangement.             o Rollover and direct
                                                                                       transfer contribution
                                                                                       after age 70 1/2 must
                                                                                       be net of required
                                                                                       minimum distributions.

                              Although we accept rollover and direct transfer contributions under the Flexible
                              Premium IRA contract, we intend that this contract be used for ongoing regular contributions.
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  17
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                AVAILABLE
CONTRACT        FOR ANNUITANT   MINIMUM                                                     LIMITATIONS ON
TYPE            ISSUE AGES      CONTRIBUTIONS                     SOURCE OF CONTRIBUTIONS   CONTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
 Rollover IRA   20 through 83   o  $5,000 (initial)               o Rollovers from a         o No rollover or direct
                                                                    qualified plan.            transfer contributions
                                o  $1,000 (additional)                                         after age 84.
                                                                  o Rollovers from a TSA.
                                                                                             o Contributions after
                                                                  o Rollovers from another     age 70 1/2 must be net
                                                                    traditional individual     of required minimum
                                                                    retirement                 distributions.
                                                                    arrangement.
                                                                                             o Regular IRA
                                                                  o Direct                     contributions are not
                                                                    custodian-to-custodian     permitted.
                                                                    transfers from another
                                                                    traditional individual
                                                                    retirement
                                                                    arrangement.

                                Only rollover and direct transfer contributions are permitted under the Rollover
                                IRA contract.
--------------------------------------------------------------------------------------------------------------------------
 Flexible       20 through 83   o $2,000 (initial)                o Regular after-tax          o No additional regular
 Premium                                                            contributions.               after-tax contributions
 Roth IRA                       o $50 (additional after                                          after age 84.
                                  the first contract year)        o Rollovers from another
                                                                    Roth IRA.                  o No additional rollover
                                                                                                 or direct transfer
                                                                  o Conversion rollovers         contributions after
                                                                    from a traditional IRA.      age 84.

                                                                  o Direct transfers from      o Contributions are
                                                                    another Roth IRA.            subject to income limits
                                                                                                 and other tax rules. See
                                                                                                 "Tax information --
                                                                                                 Contributions to
                                                                                                 Roth IRAs."

                                Although we accept rollover and direct transfer contributions under the Flexible Premium
                                Roth IRA contract, we intend that this contract be used for ongoing regular contributions.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
18  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                 AVAILABLE
CONTRACT         FOR ANNUITANT   MINIMUM                                                         LIMITATIONS ON
TYPE             ISSUE AGES      CONTRIBUTIONS                        SOURCE OF CONTRIBUTIONS    CONTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
 Roth            20 through 83   o $5,000 (initial)                   o Rollovers from another   o No additional rollover
 Conversion IRA                                                         Roth IRA.                  or direct transfer
                                 o $1,000 (additional)                                             contributions after
                                                                      o Conversion rollovers       age 84.
                                                                        from a traditional IRA.
                                                                                                 o Conversion rollovers
                                                                      o Direct transfers from      after age 70 1/2 must be
                                                                        another Roth IRA.          net of required
                                                                                                   minimum distributions
                                                                                                   for the traditional IRA
                                                                                                   you are rolling over.

                                                                                                 o You cannot roll over
                                                                                                   funds from a traditional
                                                                                                   IRA if your adjusted
                                                                                                   gross income is
                                                                                                   $100,000 or more.

                                                                                                 o Regular after-tax
                                                                                                   contributions are not
                                                                                                   permitted.

                                 Only rollover and direct transfer contributions are permitted under the Roth
                                 Conversion IRA contract.
--------------------------------------------------------------------------------------------------------------------------

 QP              20 through 75   o $5,000 (initial)                  o Only transfer            o Regular ongoing
                                                                       contributions from an      payroll contributions
                                 o $1,000 (additional)                 existing qualified plan    are not permitted.
                                                                       trust as a change of
                                                                       investment vehicle       o No additional transfer
                                                                       under the plan.            contributions after
                                                                                                  age 76.
                                                                     o The plan must be
                                                                       qualified under Section  o For defined benefit
                                                                       401(a) of the Internal     plans, employee
                                                                       Revenue Code.              contributions are not
                                                                                                  permitted.
                                                                     o For 401(k) plans,
                                                                       transferred              o Contributions after
                                                                       contributions may only     age 70 1/2 must be net
                                                                       include employee           of any required
                                                                       pre-tax contributions.     minimum distributions.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  19
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
               AVAILABLE
CONTRACT       FOR ANNUITANT     MINIMUM                                                         LIMITATIONS ON
TYPE           ISSUE AGES        CONTRIBUTIONS                        SOURCE OF CONTRIBUTIONS    CONTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
Rollover TSA     20 through 83   o $ 5,000 (initial)                  o Rollovers from another   o No additional rollover
                                                                        TSA contract or            or direct transfer
                                 o $ 1,000 (additional)                 arrangement.               contributions after
                                                                                                   age 84.
                                                                      o Rollovers from a
                                                                        traditional IRA which    o Contributions after age
                                                                        was a "conduit" for        70 1/2 must be net of
                                                                        TSA funds previously       required minimum
                                                                        rolled over.               distributions.

                                                                      o Direct transfers from
                                                                        another contract or
                                                                        arrangement under
                                                                        Section 403(b) of the
                                                                        Internal Revenue Code,
                                                                        complying with IRS
                                                                        Revenue Ruling 90-24.
--------------------------------------------------------------------------------------------------------------------------
Rollover      53 1/2 through 83  o $10,000 (initial)                  o Rollovers from a         o Additional rollover or
IRA or                                                                  qualified plan.            direct transfer
Flexible                         o $ 1,000 (additional)                                            contributions may be
Premium                                                               o Rollovers from a TSA.      made until the earlier
IRA with                                                                                           of 84 or within seven
Assured                                                               o Rollovers from another     years from the end of
Payment                                                                 traditional individual     the fixed period.
Option or                                                               retirement arrangement.
APO Plus                                                                                         o Contributions after age
                                                                      o Direct custodian-to-       70 1/2 must be net of
                                                                        custodian transfers        required minimum
                                                                        from another tradi-        distributions.
                                                                        tional individual
                                                                        retirement arrangement.
--------------------------------------------------------------------------------------------------------------------------

See "Tax information" for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all Equitable Accumulator contracts with the same annuitant would then total more than $1,500,000. We reserve the right to limit aggregate contributions made after the first contract year to 150% of first-year contributions. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation contracts that you own would then total more than $2,500,000.

For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" under "More information" later in this prospectus.

--------------------------------------------------------------------------------
20  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different than the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person.

Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix II for more information on QP contracts.

--------------------------------------------------------------------------------
A participant is an individual who is currently, or was formerly, participating in an eligible employer's QP or TSA plan.
--------------------------------------------------------------------------------

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to Equitable Life. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

Additional contributions may also be made under our automatic investment program. This method of payment is discussed in detail under "More information" later in this prospectus.

Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

--------------------------------------------------------------------------------
Our "business day" is any day the New York Stock Exchange is open for trading.
--------------------------------------------------------------------------------

Section 1035 exchanges

You may apply the value of an existing nonqualified deferred annuity contract (or life insurance or endowment contract) to purchase an Equitable Accumulator NQ contract in a tax-free exchange if you follow certain procedures as shown in the form that we require you to use. Also see "Tax information" later in this prospectus.

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options, the fixed maturity options, and the account for special dollar cost averaging.

Variable investment options

Your investment results in any one of the 30 variable investment options will depend on the investment performance of the underlying portfolios. Listed below are the currently available portfolios, their investment objectives, and their advisers.

--------------------------------------------------------------------------------
You can choose from among 30 variable investment options.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  21
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                           PORTFOLIOS OF EQ ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                     OBJECTIVE                                         ADVISER
----------------------------------------------------------------------------------------------------------------------
 Alliance Aggressive Stock         Long-term growth of capital                       Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------
 Alliance Common Stock             Long-term growth of capital and increasing        Alliance Capital Management L.P.
                                   income
----------------------------------------------------------------------------------------------------------------------
 Alliance Conservative Investors   High total return without, in the adviser's       Alliance Capital Management L.P.
                                   opinion, undue risk to principal
----------------------------------------------------------------------------------------------------------------------
 Alliance Equity Index             Total return (before deduction of portfolio       Alliance Capital Management L.P.
 (available only under APO Plus)   expenses) that approximates the total return
                                   performance of the Standard & Poor's 500
                                   Composite Index
----------------------------------------------------------------------------------------------------------------------
 Alliance Global                   Long-term growth of capital                       Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------
 Alliance Growth and Income        High total return through a combination of        Alliance Capital Management L.P.
                                   current income and capital appreciation
----------------------------------------------------------------------------------------------------------------------
 Alliance Growth Investors         High total return consistent with the adviser's   Alliance Capital Management L.P.
                                   determination of reasonable risk
----------------------------------------------------------------------------------------------------------------------
 Alliance High Yield               High return by maximizing current income and,     Alliance Capital Management L.P.
                                   to the extent consistent with that objective,
                                   capital appreciation
----------------------------------------------------------------------------------------------------------------------
 Alliance Intermediate             High current income consistent with relative      Alliance Capital Management L.P.
  Government Securities            stability of principal
----------------------------------------------------------------------------------------------------------------------
 Alliance International            Long-term growth of capital                       Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------
 Alliance Money Market             High level of current income while preserving     Alliance Capital Management L.P.
                                   assets and maintaining liquidity
----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Premier Growth        Long-term growth of capital                       Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------
 Alliance Small Cap Growth         Long-term growth of capital                       Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------
 BT Equity 500 Index               Replicate as closely as possible (before          Bankers Trust Company
                                   deduction of portfolio expenses) the total
                                   return of the Standard & Poor's 500
                                   Composite Stock Price Index
----------------------------------------------------------------------------------------------------------------------
 BT International Equity Index     Replicate as closely as possible (before          Bankers Trust Company
                                   deduction of portfolio expenses) the total
                                   return of the Morgan Stanley Capital
                                   International Europe, Australia, Far East Index
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
22  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                   PORTFOLIOS OF EQ ADVISORS TRUST (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                      OBJECTIVE                                          ADVISER
--------------------------------------------------------------------------------------------------------------------------------
 BT Small Company Index             Replicate as closely as possible (before           Bankers Trust Company
                                    deduction of portfolio expenses) the total
                                    return of the Russell 2000 Index
--------------------------------------------------------------------------------------------------------------------------------
 Capital Guardian Research          Long-term growth of capital                        Capital Guardian Trust Company
--------------------------------------------------------------------------------------------------------------------------------
 Capital Guardian U.S. Equity       Long-term growth of capital                        Capital Guardian Trust Company
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen                       Capital appreciation                               Evergreen Asset Management Corp.
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Foundation            In order of priority, reasonable income,           Evergreen Asset Management Corp.
                                    conservation of capital, and capital appreciation
--------------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch Basic Value Equity   Capital appreciation and secondarily, income       Merrill Lynch Asset Management, L.P.
--------------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch World Strategy       High total investment return                       Merrill Lynch Asset Management, L.P.
--------------------------------------------------------------------------------------------------------------------------------
 MFS Emerging Growth                Long-term capital growth                           Massachusetts Financial Services Company
  Companies
--------------------------------------------------------------------------------------------------------------------------------
 MFS Growth with Income             Reasonable current income and long-term            Massachusetts Financial Services Company
                                    growth of capital and income
--------------------------------------------------------------------------------------------------------------------------------
 MFS Research                       Long-term growth of capital and future income      Massachusetts Financial Services Company
--------------------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Emerging            Long-term capital appreciation                     Morgan Stanley Asset Management
  Markets Equity
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Balanced                 Balanced investment                                Putnam Investment Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Growth & Income          Capital growth, current income is a secondary      Putnam Investment Management, Inc.
  Value                             objective
--------------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Income        Substantial dividend income and also capital       T. Rowe Price Associates, Inc.
                                    appreciation
--------------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price International        Long-term growth of capital                        Rowe Price-Fleming International, Inc.
  Stock
--------------------------------------------------------------------------------------------------------------------------------
 Warburg Pincus Small Company       Long-term capital appreciation                     Warburg Pincus Asset Management, Inc.
  Value
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  23
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Other important information about the portfolios is included in the prospectus for EQ Advisors Trust attached at the end of this prospectus.

FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates ranging from one to ten years. You can allocate your contributions to one or more of these fixed maturity options. Under the Assured Payment Option and APO Plus, we offer additional fixed maturity options with maturity dates ranging from eleven to fifteen years. We provide distributions during the fixed period under the Assured Payment Option and APO Plus by allocating your contributions to fixed maturity options that mature in consecutive order. These amounts become part of our general account assets. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount."

The fixed maturity options are generally not available in contracts issued in Maryland. In Maryland the fixed maturity options are only available under the Assured Payment Option and APO Plus which are issued as separate contracts rather than as a part of a Rollover IRA or Flexible Premium IRA contract. See Appendix VI for more information on the Assured Payment Option and APO Plus contracts available in Maryland.

--------------------------------------------------------------------------------
Fixed maturity options range from one to ten years to maturity. Assured Payment Option and APO Plus offer additional fixed maturity options for years eleven to fifteen.
--------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution. This rate will never be less than 3%. If you make any withdrawals or transfers from a fixed maturity option before the maturity date, we will make a "market value adjustment" that may increase or decrease any fixed maturity amount you have left in that fixed maturity option. We will discuss the market value adjustment below and in greater detail later in this prospectus under "More information."

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on February 15th for each of the maturity years 2000 through 2009. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.

Under the Assured Payment Option and APO Plus, we offer additional fixed maturity options ending on February 15th for each of the maturity years 2010 through 2014.

We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

o the fixed maturity option's maturity date is within the current calendar year; or

o  the rate to maturity is 3%; or

o for annuitants ages 76 or older, the fixed maturity option's maturity date is later than the February 15th immediately following the date annuity payments are to begin.

--------------------------------------------------------------------------------
24  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


YOUR CHOICES AT THE MATURITY DATE. We will notify you on or before December 31st of the year before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

(a) transfer the maturity value into another available fixed maturity option or into any of the variable investment options; or

(b) withdraw the maturity value (there may be a withdrawal charge).

If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the fixed maturity option that will mature next.

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

The rates to maturity for new allocations as of August 2, 1999 and the related price per $100 of maturity value were as follows:

----------------------------------------------------------------
  FIXED MATURITY
   OPTIONS WITH
   FEBRUARY 15TH         RATE TO MATURITY             PRICE
  MATURITY DATE OF            AS OF               PER $100 OF
   MATURITY YEAR          AUGUST 2, 1999         MATURITY VALUE
----------------------------------------------------------------
       2000                  3.47%                   $98.18
       2001                  4.51%                   $93.42
       2002                  5.01%                   $88.31
       2003                  5.40%                   $83.00
       2004                  5.47%                   $78.51
       2005                  5.59%                   $73.96
       2006                  5.69%                   $69.61
       2007                  5.72%                   $65.72
       2008                  5.82%                   $61.67
       2009                  5.85%                   $58.11
----------------------------------------------------------------

Available under the Assured Payment Option and APO Plus


----------------------------------------------------------------
  FIXED MATURITY
   OPTIONS WITH
   FEBRUARY 15TH         RATE TO MATURITY            PRICE
  MATURITY DATE OF            AS OF               PER $100 OF
   MATURITY YEAR          AUGUST 2, 1999         MATURITY VALUE
----------------------------------------------------------------
       2010                   5.58%                 $56.40
       2011                   5.58%                 $53.41
       2012                   5.58%                 $50.59
       2013                   5.58%                 $47.91
       2014                   5.58%                 $45.38
----------------------------------------------------------------

MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b) the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an explanation of how we calculate the market value adjustment and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, under "More information"

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  25
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


later in this prospectus. Appendix III of this prospectus provides an example of how the market value adjustment is calculated.

SEPARATE ACCOUNT FOR THE FIXED MATURITY OPTIONS. Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. We provide additional information about this separate account later in this prospectus under "More information."

OFF MATURITY DATE PAYMENTS. Under Assured Payment Option and APO Plus, you may choose to receive payments monthly, quarterly or annually. If you choose annual payments, generally your payments will be made on February 15th as each fixed maturity option matures. You may instead choose to have your annual payments made in a month other than February. We refer to payments we make on an annual basis in any month other than February and monthly or quarterly payments, as payments made "off maturity dates." If you choose to have your payments made off maturity dates, we will be required to begin making your payments before the maturity date of a fixed maturity option. In planning for these payments we will allocate a portion of your initial contribution or account value to the separate account for the fixed maturity options, but not to the fixed maturity options contained in the separate account. We will credit these amounts with interest at rates that will not be less than 3%.

After that, as each fixed maturity option expires we will transfer your maturity value from the expired fixed maturity option and hold the maturity value in the separate account. We will credit interest to these amounts at the same rate as the rate to maturity that was credited in the expired fixed maturity option. These amounts will then be used to provide for payments off maturity dates during the fixed period.

--------------------------------------------------------------------------------
Whether you choose monthly, quarterly, or annual payments, your payments will be made on the 15th day of the month.
--------------------------------------------------------------------------------

We will not make a market value adjustment to the amounts held in the separate account to provide for payments off maturity dates.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, according to procedures that we have. We reserve the right to change these procedures.

The account for special dollar cost averaging is available for allocation of all or a portion of your initial contribution under the special dollar cost averaging program. It is available only for the first year of your contract. We will guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate will be shown in your contract. The rate will never be less than 3%. See "Allocating your contributions," below for the rules and restrictions that apply to the special dollar cost averaging program.

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26  CONTRACT FEATURES AND BENEFITS
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THE CONTRACT FEATURES AND BENEFITS DESCRIBED BELOW DO NOT APPLY WHEN THE ASSURED
PAYMENT OPTION OR APO PLUS IS IN EFFECT UNDER A ROLLOVER IRA OR FLEXIBLE PREMIUM IRA CONTRACT. FOR INFORMATION REGARDING YOUR CONTRACT BENEFITS UNDER THE ASSURED PAYMENT OPTION OR APO PLUS, SEE "ACCESSING YOUR MONEY ASSURED PAYMENT OPTION AND APO PLUS."

ALLOCATING YOUR CONTRIBUTIONS

You may choose from among three ways to allocate your contributions under your contract: self-directed, principal assurance, or dollar cost averaging.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. However, the total of your allocations must equal 100%. If the annuitant is age 76 or older, you may allocate contributions to fixed maturity options if their maturities are five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the February 15th immediately following the date annuity payments are to begin.

PRINCIPAL ASSURANCE ALLOCATION

Under this allocation program you select a fixed maturity option. We specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you select generally may not be later than 10 years, or earlier than 7 years from your contract date. You allocate the rest of your contribution to the variable investment options however you choose.

For example, if your initial contribution is $10,000, and on August 2, 1999 you chose the fixed maturity option with a maturity date of February 15, 2009, since the rate to maturity was 5.85% on August 2, 1999, we would have allocated $5,811.03 to that fixed maturity option and the balance to your choice of variable investment options. On the maturity date your value in the fixed maturity option would be $10,000.

The principal assurance allocation is only available for annuitant ages 75 or younger when the contract is issued. If you are purchasing a Rollover IRA, Flexible Premium IRA, QP, or Rollover TSA contract, before you select a maturity year that would extend beyond the year in which you will reach age 70 1/2, you should consider whether your value in the variable investment options, or your other traditional IRA or TSA funds are sufficient to meet your required minimum distributions. See "Tax information."

DOLLAR COST AVERAGING

We offer two dollar cost averaging programs. Each program allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAMS. Under the special dollar cost averaging program, you may choose to allocate all or a portion of your initial contribution to the account for special dollar cost averaging. However, you must allocate at least $2,000 to the account for special dollar cost averaging for this program. In Pennsylvania we refer to this program as "enhanced rate special dollar cost averaging."

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                                              CONTRACT FEATURES AND BENEFITS  27
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You may have your account value transferred to any of the variable investment options. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over the time period that you select. We offer time periods of 6 or 12 months. We may also offer other time periods. Your financial professional can provide information on the time periods currently available or you may contact our processing office. You may only select one time period. Each time period has a different interest rate. Once you select a time period, you may not change it. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis. We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month.

If you choose to allocate only a portion of your initial contribution to the account for special dollar cost averaging, the remaining balance of your initial contribution will be allocated to the variable investment options or fixed maturity options according to your instructions. You may not allocate additional contributions to the account for special dollar cost averaging.

--------------------------------------------------------------------------------
The account for special dollar cost averaging provides guaranteed interest.
--------------------------------------------------------------------------------

The only amounts that should be transferred from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages we have on file for you. As a result, you will no longer be able to participate in the special dollar cost averaging program. You may also ask us to cancel your participation at any time.

If the account for special dollar cost averaging is not available in your state, we offer a special dollar cost averaging program in the Alliance Money Market option for allocation of your entire initial contribution. Under this program we will not deduct the mortality and expense risks and administrative charges from assets in the Alliance Money Market option. You may not allocate amounts other than your initial contribution to this program, which is in effect only for your first contract year. We reserve the right to discontinue offering the Alliance Money Market special dollar cost averaging program for new contracts once the account for special dollar cost averaging becomes available in a state. Your financial professional can provide information about state availability. You may also contact us directly.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the Alliance Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly, or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the Alliance Money Market option have been transferred out.

The minimum amount that we will transfer each time is $250. The maximum amount we will transfer is equal to your value in the Alliance Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

If, on any transfer date, your value in the Alliance Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

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28  CONTRACT FEATURES AND BENEFITS
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You may not elect dollar cost averaging if you are participating in the rebalancing program. See "Transferring your money among investment options."

OUR BASEBUILDER OPTION

The baseBUILDER option offers you a combined guaranteed minimum income benefit and guaranteed minimum death benefit. The combined benefit is available if the annuitant is between the ages of 20 and 75. There is an additional charge for this benefit. See "baseBUILDER benefits charge" under "Charges and expenses."

--------------------------------------------------------------------------------
baseBUILDER provides income protection if you elect an income payout while the annuitant is alive and a death benefit if the annuitant dies.
--------------------------------------------------------------------------------

The guaranteed minimum income benefit component of baseBUILDER is described below under "Your guaranteed minimum income benefit under baseBUILDER." As part of baseBUILDER you have a choice of two guaranteed minimum death benefit options: either a "5% roll up to age 80" or an "annual ratchet to age 80." Under Rollover IRA, Flexible Premium IRA, and Rollover TSA contracts, we offer an additional option, a "5% roll up to age 70" for ages 20 through 60. The options are described under "Guaranteed minimum death benefit." The 5% roll up to age 80 and annual ratchet to age 80 guaranteed minimum death benefits are provided under the contract even if you do not elect baseBUILDER, and for a broader range of annuitant ages at contract issue than those available under baseBUILDER. The 5% roll up to age 70 guaranteed minimum death benefit is only available if baseBUILDER is elected. baseBUILDER is not currently available in New York.

YOUR GUARANTEED MINIMUM INCOME BENEFIT UNDER BASEBUILDER

The guaranteed minimum income benefit guarantees you a minimum amount of lifetime income under our Income Manager (life annuity with a period certain) payout annuity contract. The Income Manager (life annuity with a period certain) payout annuity contract provides payments during a specified period of time (called a period certain) that will continue for the rest of the annuitant's life thereafter. If the annuitant dies before the period certain has ended, payments will continue to the beneficiary for the time remaining in the period certain.

--------------------------------------------------------------------------------
We also refer to the guaranteed minimum income benefit as the "Living Benefit."
--------------------------------------------------------------------------------

GUARANTEED MINIMUM INCOME BENEFIT'S BENEFIT BASE.

On the contract date, your guaranteed minimum income benefit's benefit base ("benefit base") is equal to the initial contribution. Thereafter, the benefit base will be credited with interest each day through the annuitant's age 80 (age 70 if the 5% roll up to age 70 is elected). The effective annual interest rate is 5% for amounts in the variable investment options (other than the Alliance Money Market option and Alliance Intermediate Government Securities option) and in the special dollar cost averaging programs. Amounts in the Alliance Money Market option, Alliance Intermediate Government Securities option, fixed maturity options, and in a Rollover TSA contract loan reserve account will be credited with interest at a 3% effective annual rate. No interest is credited after age 80 (age 70 if the 5% roll up to age 70 is elected).

If you make an additional contribution to your contract, we will increase your current benefit base by the dollar amount of the additional contribution on the date that the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your benefit base for the withdrawal on the date that you make the withdrawal. See "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" under "Accessing your money" for more detailed information. The benefit base will be reduced by any withdrawal charge remaining when you exercise your guaranteed minimum income benefit. Under Rollover TSA contracts, we will also reduce your benefit base by the amount of any outstanding loan plus accrued interest on the date that you exercise your guaranteed minimum income benefit.

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                                              CONTRACT FEATURES AND BENEFITS  29
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--------------------------------------------------------------------------------
Your benefit base is not an account value or a cash value and is used solely for purposes of calculating your guaranteed minimum income benefit.
--------------------------------------------------------------------------------

EXERCISING YOUR BENEFIT AND INCOME YOU WILL RECEIVE.
If you exercise the guaranteed minimum income benefit, the annual lifetime income that you will receive under the Income Manager (life annuity with a period certain) payout annuity contract, will be the greater of (i) your guaranteed minimum income benefit, or (ii) the income provided by applying your actual account value at our then current annuity purchase factors.

The guaranteed minimum income benefit is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

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The guaranteed minimum income benefit should be regarded as a safety net only.
--------------------------------------------------------------------------------

ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT.
The table below illustrates the guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the Alliance Money Market option, Alliance Intermediate Government Securities option or the fixed maturity options.

----------------------------------------------------------------
                                     GUARANTEED MINIMUM
                               INCOME BENEFIT -- ANNUAL INCOME
      CONTRACT DATE                PAYABLE FOR LIFE WITH
 ANNIVERSARY AT EXERCISE          10 YEAR PERIOD CERTAIN
----------------------------------------------------------------
            7                             $ 8,315
           10                             $10,341
           15                             $14,924
----------------------------------------------------------------

Under NQ, and all IRA contracts, you may exercise the guaranteed minimum income benefit only within 30 days following the seventh or later contract date anniversary under your contract. However, you may not exercise the benefit before the annuitant is age 60, or after the annuitant is age 83. There is an exception if the annuitant is between ages 20 and 44 when your contract is issued. In this case you may exercise the benefit following the 15th or later contract date anniversary, but not after the annuitant is age 83. See "Exercise of guaranteed minimum income benefit under QP and Rollover TSA contracts" below regarding exercising the benefit under QP and Rollover TSA contracts.

Your contract will terminate when you exercise your guaranteed minimum income benefit. You will then receive an Income Manager (life annuity with a period certain) payout annuity contract. Your period certain will be based on the annuitant's age at the time the benefit is exercised, as follows:

-----------------------------------------------------------------
                        LEVEL PAYMENTS*
-----------------------------------------------------------------
                                        PERIOD CERTAIN YEARS
                                    -----------------------------
   ANNUITANT'S
 AGE AT EXERCISE                         IRAS            NQ
-----------------------------------------------------------------
   60 to 75                               10             10
      76                                   9             10
      77                                   8             10
      78                                   7             10
      79                                   7             10
      80                                   7             10
      81                                   7              9
      82                                   7              8
      83                                   7              7

* Other forms and periods certain may also be available. For Rollover IRA and Flexible Premium IRA contracts, please see "Required minimum distributions" under "Individual retirement arrangements" in "Tax information," as to how this option may be affected if exercised after age 70 1/2.

You will begin receiving payments one payment period after the payout annuity contract is issued. For example, if you select monthly annuity payments, we will send your first payment to you approximately one month from the date your contract is issued.

Each year on your contract date anniversary, if you are eligible to exercise the guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much

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30  CONTRACT FEATURES AND BENEFITS
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income could be provided as of the contract date anniversary. You may then notify us within 30 days following the contract date anniversary if you want to exercise the guaranteed minimum income benefit. You must return your contract to us in order to exercise this benefit. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

You may also apply your cash value at any time to an Income Manager (life annuity with a period certain) payout annuity contract, and you may always apply your account value to any of our annuity payout options. The traditional annuity payout options are discussed under "Accessing your money." These options differ from the Income Manager payout annuity contracts. They may provide higher or lower income levels, but do not have all the features of the Income Manager payout annuity contract. You may request an illustration of the Income Manager payout annuity contract from your financial professional.

The Income Manager (life annuity with a period certain) payout annuity contracts are offered through our prospectus for the Income Manager payout annuities. You may obtain a copy of the most current version from your financial professional. You should read it carefully before you decide to exercise your guaranteed minimum income benefit.

SUCCESSOR ANNUITANT/CONTRACT OWNER. If the successor annuitant/contract owner (discussed under "More information" later in this prospectus) elects to continue the contract after your death, the guaranteed minimum income benefit will continue to be available on the contract date anniversaries specified above based on the contract date. However, the guaranteed minimum income benefit must be exercised based on the age of the successor annuitant/contract owner.

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT UNDER QP AND ROLLOVER TSA CONTRACTS. Under QP contracts, the guaranteed minimum income benefit may be exercised in the same manner as described above only after the trustee of the qualified plan directly rolls over the QP contract to a Rollover IRA contract. In this process the ownership of the QP contract is changed to the annuitant. The rollover to a Rollover IRA contract and change of ownership may only occur when the annuitant will no longer be a participant in the qualified plan.

Similarly, under Rollover TSA contracts the contract owner must convert the Rollover TSA contract in a direct rollover to a Rollover IRA contract according to our rules. The rollover to a Rollover IRA contract may only occur when you are eligible for a rollover distribution from a TSA. This may generally occur when you are age 59 1/2, or you are separated from service from the employer who provided the Rollover TSA funds. See "Rollover or direct transfer contributions" under "Tax information" later in this prospectus.

GUARANTEED MINIMUM DEATH BENEFIT

Applicable for annuitant ages 0 through 79 at issue of NQ contracts; 20 through 79 at issue of Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, and Rollover TSA contracts; 20 through 70 at issue of Flexible Premium IRA contracts; and 20 through 75 at issue of QP contracts.

You may elect either the "5% roll up to age 80" or the "annual ratchet to age 80" guaranteed minimum death benefit when you apply for a contract. Once you have made your election, you may not change it.

5% ROLL UP TO AGE 80. On the contract date, the guaranteed minimum death benefit equals your initial contribution. Thereafter, the guaranteed minimum death benefit will be credited with interest each day through the annuitant's age 80. The effective annual interest rate is 5% for amounts in the variable investment options (other than the Alliance Money Market option and Alliance Intermediate Government Securities option) and in the special dollar cost averaging programs. Amounts in the Alliance Money Market option, Alliance Intermediate Government Securities option, fixed maturity options, and in a Rollover TSA contract loan reserve account will be credited with interest at a 3% effective annual rate. No interest is credited after the annuitant is age 80.

If you make additional contributions, we will increase your current guaranteed minimum death benefit by the dollar

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                                              CONTRACT FEATURES AND BENEFITS  31
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amount of the additional contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your guaranteed minimum death benefit for the withdrawal on the date you take the withdrawal.

The 5% roll up to age 80 guaranteed minimum death benefit is not available in New York.

ANNUAL RATCHET TO AGE 80. On the contract date, your guaranteed minimum death benefit equals your initial contribution. Then, on each contract date anniversary, we will determine your guaranteed minimum death benefit by comparing your current guaranteed minimum death benefit to your account value on that contract date anniversary. If your account value is higher than your guaranteed minimum death benefit, we will increase your guaranteed minimum death benefit to equal your account value. On the other hand, if your account value on the contract date anniversary is less than your guaranteed minimum death benefit, we will not adjust your guaranteed minimum death benefit either up or down.

If you make additional contributions, we will increase your current guaranteed minimum death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your guaranteed minimum death benefit on the date you take the withdrawal.

Optional guaranteed minimum death benefit available for ages 20 through 60 at issue of Rollover IRA, Flexible Premium IRA, and TSA contracts if baseBUILDER is also elected.

5% ROLL UP TO AGE 70. Your guaranteed minimum death benefit will be calculated as described above under "5% roll up to age 80" except that interest will be credited only through age 70. Additional contributions or withdrawals will also be adjusted as described above under "5% roll up to age 80."

Applicable for annuitant ages 80 through 83 when the contract is issued.

On the contract date, your guaranteed minimum death benefit equals your initial contribution. Thereafter, it will be increased by the dollar amount of any additional contributions. We will adjust your guaranteed minimum death benefit if you take any withdrawals.

                    ----------------------------------------

Please see "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" under "Accessing your money" for information on how withdrawals affect your guaranteed minimum death benefit. For contracts issued in New York, the guaranteed minimum death benefit at the annuitant's death will never be less than your value in the variable investment options, plus the sum of the fixed maturity amounts in each fixed maturity option.

See Appendix IV for an example of how we calculate the guaranteed minimum death benefit.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our Processing Office within 10 days after you receive it. In some states, this "free look" period may be longer.

Generally, your refund will equal your account value under the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any positive or negative market value adjustments in the fixed maturity options, and (iii) any guaranteed interest in the account for special dollar cost averaging, through the date we receive your contract. However, some states require that we refund the full amount of your contribution (not reflecting (i), (ii) or (iii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

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32  CONTRACT FEATURES AND BENEFITS
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We may require that you wait six months before you may apply for a contract with us again if:

o  you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our Processing Office, or your financial professional, can provide you with the cancellation instructions.

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                                           DETERMINING YOUR CONTRACT'S VALUE  33
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2
Determining your contract's value


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YOUR ACCOUNT VALUE

Your "account value" is the total of the (i) values you have in the variable investment options, (ii) market adjusted amounts in the fixed maturity options, and (iii) value in the account for special dollar cost averaging. These amounts are subject to certain fees and charges discussed under "Charges and expenses." Under Rollover TSA contracts, if you have any outstanding loan, your account value will include any amount in the loan reserve account.

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less the annual administrative charge under Flexible Premium IRA and Flexible Premium Roth IRA contracts, and less any withdrawal charge that may apply if you surrender your contract. The 15% free withdrawal amount does not apply if you surrender your contract. If you have a Rollover TSA contract with an outstanding loan, your cash value is also reduced by the amount of any outstanding loan plus accrued interest. Please see "Surrendering your contract to receive its cash value" under "Accessing your money."

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, minus daily charges for mortality and expense risks and administrative expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless you make additional contributions, make a withdrawal, or transfer amounts among investment options, or we transfer your loan amount to the loan reserve account under a TSA contract. In addition, when we deduct the baseBUILDER benefits charge and any withdrawal charge the number of units credited to your contract will be reduced. Your units are also reduced under Flexible Premium IRA and Flexible Premium Roth IRA contracts when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value. Your value will also include any amounts held in the separate account to provide for payments off maturity dates under the Assured Payment Option and APO Plus.


YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

Your value in the account for special dollar cost averaging at any time will equal your initial contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

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34  TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS
--------------------------------------------------------------------------------


3
Transferring your money among investment options


--------------------------------------------------------------------------------


TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer any amount to the account for special dollar cost averaging.

o You may not transfer to a fixed maturity option that matures in the current calendar year, or that has a rate to maturity of 3%.

o If the annuitant is 76 or older, you must limit your transfers to fixed maturity options to those with maturities of five years or less. Also, the maturity dates may be no later than the February 15th immediately following the date annuity payments are to begin.

o If you make transfers out of a fixed maturity option other than at its maturity date the transfer may cause a market value adjustment.

o A transfer request while the Assured Payment Option or APO Plus is in effect will terminate the option.

You may request a transfer in writing or by telephone using TOPS. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1) the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3) the investment options to and from which you are transferring.

We may, at any time, restrict the use of market timers and other agents acting under a power of attorney who are acting on behalf of more than one contract owner. Any agreements to use market timing services to make transfers are subject to our rules in effect at that time.

We will confirm all transfers in writing.

REBALANCING YOUR ACCOUNT VALUE

We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

(a) the percentage you want invested in each variable investment option (whole percentages only), and

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis. Rebalancing will occur on the same day of the month as the contract date).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options must be included in the rebalancing program.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------

You may elect the rebalancing program at any time. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested and then cancel the rebalancing program.

You may not elect the rebalancing program if you are participating in a dollar cost averaging program or if the Assured Payment Option or APO Plus are in effect. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

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                                                        ACCESSING YOUR MONEY  35
--------------------------------------------------------------------------------


4
Accessing your money


--------------------------------------------------------------------------------

ASSURED PAYMENT OPTION AND APO PLUS
(Rollover IRA and Flexible Premium IRA contracts only)

We offer two options, the Assured Payment Option and APO Plus, under which you may receive distributions from your Rollover IRA or Flexible Premium IRA contract. If you choose one of these two distribution options you will receive guaranteed payments for a specified period of time we call the "fixed period." When the fixed period ends you will continue to receive payments for as long as you are living. Payments based solely on your life are made on a "single life" basis. You may also elect to receive "joint and survivor" payments that are based on the joint lifetimes of you and a joint annuitant.

You can elect the Assured Payment Option or APO Plus in the application or at a later date, provided that your account value is at least $10,000 at the time of election.

Assured Payment Option and APO Plus benefits will differ for contracts issued in Maryland. See Appendix VI at the end of this prospectus for more information.

ASSURED PAYMENT OPTION

HOW WE ALLOCATE YOUR CONTRIBUTIONS. In order to provide for the payments you receive during the fixed period, we allocate a portion of your initial contribution or account value to fixed maturity options that mature in consecutive date order. The remaining portion is allocated to the "life contingent annuity" to provide for the payments you will receive after the fixed period. The payments are intended to pay out your entire account value by the end of the fixed period. If you are age 70 1/2 or older, the payments are also designed to satisfy minimum distribution requirements. See "Tax Information."

--------------------------------------------------------------------------------
The life contingent annuity provides for the payments after the fixed period ends.
--------------------------------------------------------------------------------

We determine the allocation of your contributions based on a number of factors. They are:

o   the amount of your contribution;

o   the form of payments;

o your age and sex (and the age and sex of the joint annuitant, if joint and survivor payments are elected);

o   the frequency of the payments; and

o   the fixed period.

We then allocate your initial contribution among:

(1) the fixed maturity options;

(2) the separate account that holds amounts allocated to the fixed maturity options if we need to make payments to you off maturity dates; and

(3) the life contingent annuity.

We will allocate your additional contributions in the same manner. Additional contributions will increase the level of your future payments. You may not change this allocation.

While the Assured Payment Option is in effect, no amounts may be allocated to the variable investment options and the account for special dollar cost averaging.

If you are using funds from multiple sources to purchase the Rollover IRA or Flexible Premium IRA contract with the Assured Payment Option in effect, we will allocate your contributions to the Alliance Money Market option until we receive all amounts under the contract. Once all amounts are received we will then apply them under the Assured Payment Option.

PAYMENTS. The payments you receive will increase by 10% every three years during the fixed period on each third anniversary of the payment start date. After the end of the fixed period, your first payment under the life contingent annuity will be 10% greater than the final payment made under the fixed period.

Whether you choose monthly, quarterly or annual payments, you will usually begin receiving payments one payment period from the contract date, unless you elect otherwise, as described under "Off maturity date payments" earlier in this prospectus. Your payments will always be made on the 15th day of the month. However, if you are age 53 1/2 or older, you must defer the date your payments will start until you
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36  ACCESSING YOUR MONEY
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are age 59 1/2. If you are at least age 59 1/2 at the time the Assured Payment
Option is elected you may choose to defer the date your payments will start. Generally, you may defer payments for a period of up to 72 months. This is called the deferral period. Deferral of the payment start date permits you to lock in rates at a time when you may consider current rates to be high, while permitting you to delay receiving payments if you have no immediate need to receive income under your contract.

--------------------------------------------------------------------------------
The deferral period together with the fixed period may be referred to as a "liquidity period." You will be able to make withdrawals before the end of the fixed period. You may also choose to surrender your contract for its cash value while keeping the life contingent annuity in effect.
--------------------------------------------------------------------------------

Before you decide to defer payments, you should consider the fact that the amount of income you purchase is based on the rates to maturity in effect on the date we allocate your contribution. Therefore, if rates rise during the deferral period, your payments may be less than they would have been if you had elected the Assured Payment Option at a later date. Deferral of the payment start date is not available if you are older than age 80. If your deferred payment start date is after you reach age 70 1/2, you should consider the effect that deferral may have on your required minimum distributions.

See Appendix V for an example of how payments are made under the Assured Payment Option.

If you are age 70 1/2 or older, your payments during the fixed period are designed to meet required minimum distributions under your contract. We determine the amount of the payments based on the value in each fixed maturity option and the assigned value of the life contingent annuity for tax purposes. If at any time your payment under the Assured Payment Option would be less than the minimum amount required to be distributed under minimum distribution rules, we will notify you of the difference. You may then choose to have an additional amount withdrawn under your contract. We will treat such withdrawal as a lump sum withdrawal. However, no withdrawal charge will apply. We will then adjust your future scheduled payments so that the minimum distribution rules are met. You also have the option to take the amount from other traditional IRA funds you may have.

FIXED PERIOD. The fixed period based on your age at the time the contract is issued (or your age at the time the Assured Payment Option is elected) will be as follows:

---------------------------------------------
       AGE*                   FIXED PERIOD
---------------------------------------------
  59 1/2 through 70             15 years
  71 through 75                 12 years
  76 through 80                 9 years
  81 through 83                 6 years
---------------------------------------------

If you defer the date payments will start, your fixed period will be as follows:


---------------------------------------------------------
                                  FIXED PERIOD
                            BASED ON DEFERRAL PERIOD
                        ---------------------------------
                           1-36        37-60       61-72
   AGE*                   MONTHS       MONTHS     MONTHS
---------------------------------------------------------
 53 1/2 through 70        12 years     9 years    9 years
 71 through 75            9 years      9 years    N/A
 76 through 80            6 years      6 years    N/A
 81 through 83            N/A          N/A        N/A
---------------------------------------------------------
* For joint and survivor payments, the fixed period is based on the age of the younger annuitant.

PURCHASE RESTRICTIONS FOR JOINT AND SURVIVOR PAYMENTS.

If you elect payments on a joint and survivor basis:

o  the joint annuitant must be your spouse; and

o  neither you nor the joint annuitant can be over age 83.

PAYMENTS AFTER THE FIXED PERIOD. After the end of the fixed period, we will continue your payments under the life contingent annuity if either you or the joint annuitant is living. Payments continue throughout your lifetime (or the lifetime of the joint annuitant, if joint and survivor payments are elected) on the same payment schedule (either monthly, quarterly or annually) as the payments you received during the fixed period.
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                                                        ACCESSING YOUR MONEY  37
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--------------------------------------------------------------------------------
The portion of your contribution allocated to the life contingent annuity does not have a cash value or an account value and, therefore, does not provide for withdrawals.
--------------------------------------------------------------------------------

THERE IS NO DEATH BENEFIT PROVIDED UNDER THE LIFE CONTINGENT ANNUITY AND PAYMENTS ARE MADE TO YOU ONLY IF YOU (OR THE JOINT ANNUITANT) ARE LIVING WHEN THE PAYMENTS ARE SCHEDULED TO BEGIN. THESE PAYMENTS ARE ONLY MADE DURING YOUR LIFETIME AND, IF APPLICABLE, THE LIFETIME OF THE JOINT ANNUITANT. THEREFORE, YOU SHOULD CONSIDER THE POSSIBILITY THAT NO PAYMENTS WILL BE MADE UNDER THE LIFE CONTINGENT ANNUITY IF YOU (OR THE JOINT ANNUITANT) DO NOT SURVIVE TO THE DATE PAYMENTS ARE TO BEGIN.

Under the life contingent annuity you may elect single life or joint and survivor payments. Joint and survivor payments are available on a 100%, one-half or two-thirds to survivor basis. Your first payment under the life contingent annuity will be 10% greater than the final payment under the fixed period. After the fixed period we will increase your payments annually on each anniversary of the payment start date under the life contingent annuity. We will base this increase on the annual increase in the Consumer Price Index, but it will never be greater than 3% per year.

ALLOCATION OF WITHDRAWALS. Only lump sum withdrawals are permitted under the Assured Payment Option. We will subtract your withdrawal from all remaining fixed maturity options to which your account value is allocated as well as from amounts held in the separate account to provide for payments off maturity dates. As a result we will reduce the amount of your payments and the length of your fixed period. We will also begin making payments to you under the life contingent annuity at an earlier date. In order to achieve this result we will withdraw additional amounts over the amount of the withdrawal you requested. These amounts will be taken from the fixed maturity options and from amounts held in the separate account to provide for payments off maturity dates. The amounts are then allocated to the life contingent annuity. The exact additional amount we withdraw will depend on how much is necessary to assure that the same pattern of payments will continue in reduced amounts for your life and the life of the joint annuitant. The first increase in your payments will take place no later than the date of the next planned increase.

Withdrawals are subject to a withdrawal charge and will have a 10% free withdrawal amount available. No withdrawal charges will apply to the payments made during the fixed period or a withdrawal made to meet the minimum distribution requirement under the contract.

DEATH BENEFIT. If a death benefit becomes payable during the fixed period we will pay the death benefit amount to the designated beneficiary. The death benefit amount is the greater of:

(1) your account value; and

(2) the sum of the fixed maturity amounts in each fixed maturity option plus any amounts held in the separate account to provide for payments off maturity dates.

We will not make any payments under the life contingent annuity after your death unless you have elected payments on a joint and survivor basis. If you elect joint and one-half or joint and two-thirds to survivor payments, at your death or the joint annuitant's death, we will reduce the payments by one-half or one-third, whichever applies.

--------------------------------------------------------------------------------
A death benefit is never payable under the life contingent annuity. The death benefit applies only during the fixed period.
--------------------------------------------------------------------------------

TERMINATION. The Assured Payment Option will be terminated if you:

(1) cancel the option at any time by sending a written request satisfactory to us; or

(2) submit an additional contribution and you do not want it allocated under the Assured Payment Option; or

(3) request a transfer of your account value; or

(4) request a change in the date the payments are to start under the life contingent annuity.
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38  ACCESSING YOUR MONEY
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Once the Assured Payment Option has ended, the life contingent annuity will remain in effect and payments will be made if you or the joint annuitant, are living on the date payments are to start. No additional amounts will be allocated under the life contingent annuity. You may elect to restart the Assured Payment Option by submitting a written request satisfactory to us, but no sooner than three years after the option was terminated. If you own an Equitable Accumulator Rollover IRA or Flexible Premium IRA contract and you elected the Assured Payment Option at age 70 1/2 or older and subsequently terminate this option, required minimum distributions must continue to be made under your contract. Before terminating the Assured Payment Option, you should consider the implications this may have under the minimum distribution requirements. See "Tax Information."

ANNUITY PAYOUT OPTIONS AND SURRENDERING THE CONTRACT. Once your contract is surrendered or an annuity payout option is chosen, we will return the contract to you with a notation that the life contingent annuity is still in effect. You may not surrender the life contingent annuity.

APO PLUS

APO Plus is a variation of the Assured Payment Option. Except as indicated below, APO Plus operates under the same guidelines as the Assured Payment Option. Under APO Plus you will be able to keep a portion of your value in the Alliance Common Stock option or the Alliance Equity Index option, whichever one you choose. Once you have selected a variable investment option it may not be changed.

You may not elect APO Plus if the Assured Payment Option is already in effect.

APO Plus allows you to remain invested in the variable investment option for longer than would be possible if you had applied your entire account value all at once to the Assured Payment Option or to an annuity payout option.

HOW WE ALLOCATE YOUR CONTRIBUTIONS. We allocate a portion of your initial contribution or account value to the Assured Payment Option. Under the Assured Payment Option amounts are allocated to the fixed maturity options, the separate account for payments off maturity dates, and the life contingent annuity to provide you with a minimum level amount of lifetime payments. Your remaining account value is allocated to the variable investment option you select. Periodically during the fixed period we transfer a portion of your value in the variable investment option to the fixed maturity options to increase your guaranteed level payments under the Assured Payment Option.

The amount allocated under the Assured Payment Option will provide for level payments. The amount of the level payments are equal to the amount of the initial payment that would have been provided if you had allocated your entire initial contribution or account value under the Assured Payment Option. The difference between the amount required for level payments and the amount required for increasing payments provided under the Assured Payment Option, is allocated to the variable investment option you selected. If you have any value in the fixed maturity options at the time this option is elected, a market value adjustment may apply as a result of such amounts being transferred to activate the Assured Payment Option.

FIXED PERIOD. The fixed period and deferral period schedule shown for the Assured Payment Option will also apply under APO Plus.

On the third February 15th following the date your first payment is made during the fixed period, a portion of your value in the variable investment option is transferred to the Assured Payment Option in order to increase your level payments. If you elect a deferral period of three years or more, a portion of your value in the variable investment option will be allocated to the Assured Payment Option on the February 15th before the date your first payment is made. If your payments are to be made on February 15th, the date of the first payment will be counted as the first February 15th for the purpose of this transfer to the Assured Payment Option.

The transfer of amounts to the Assured Payment Option is repeated each third year during the fixed period. The first increase in payments will be reflected in the payment made to you after three full years of payments and then every three years after that. Immediately following your last payment
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                                                        ACCESSING YOUR MONEY  39
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during the fixed period, your remaining value in the variable investment option is first allocated to the life contingent annuity to change the level payments previously purchased to increasing payments. If you have any value remaining after the increasing payments are purchased, this amount is allocated to the life contingent annuity to further increase your lifetime payments. If your value in the variable investment option is insufficient to purchase the increasing payments, then the level payments previously purchased will be increased as much as possible.

While APO Plus provides you with a minimum amount of level guaranteed lifetime payments under the Assured Payment Option, the total amount of income that you will receive over time will depend on the investment performance of the variable investment option which you selected. It will also depend on the current rates to maturity and the cost of the life contingent annuity, which also varies. As a result, the combined amount of guaranteed lifetime income you receive under APO Plus may be more or less than the amount that could have been purchased if your entire initial contribution or account value had been allocated to the Assured Payment Option.

See Appendix V for an example of the payments purchased under APO Plus.

ALLOCATION OF ADDITIONAL CONTRIBUTIONS. Any additional contributions you make may only be allocated to the variable investment option. We do not permit additional contributions after the end of the fixed period.

WITHDRAWALS. If you take a lump sum withdrawal or if a lump sum withdrawal is made to satisfy minimum distribution requirements such withdrawal will be taken from your value in the variable investment option unless you specify otherwise. If there is insufficient value in the variable investment option any additional amount will be taken from the fixed maturity options and from amounts held in the separate account to provide for payments off maturity dates, in the same manner as described above for the Assured Payment Option.

DEATH BENEFIT. If a death benefit becomes payable during the fixed period we will pay the death benefit amount to the designated beneficiary. The death benefit amount is equal to the greater of:

(1) your value in the fixed maturity options; and

(2) the sum of the fixed maturity amounts in each fixed maturity option plus any amounts held in the separate account to provide for payments off maturity dates.

When the greater of (1) and (2) above is determined, the value in the variable investment option is added. A death benefit is never payable under the life contingent annuity.

TERMINATION OF APO PLUS. You may terminate APO Plus at any time by submitting a written request satisfactory to us. You may choose one of the following two options if you terminate APO Plus:

(1) your contract will operate under the Equitable Accumulator Rollover IRA or Flexible Premium IRA rules; or

(2) you may elect the Assured Payment Option.

If you elect the Assured Payment Option, your remaining value in the variable investment option will be allocated to the fixed maturity options, the separate account to provide for payments off maturity dates, and the life contingent annuity. A market value adjustment may apply for any amounts allocated from a fixed maturity option. At least 45 days prior to the end of each three-year period, we will send you a quote indicating how much future income could be provided under the Assured Payment Option. The quote would be based on your current account value, current rates to maturity for the fixed maturity options, and current purchase rates under the life contingent annuity as of the date of the quote. The actual amount of future income you would receive depends on the rates in effect on the day you switch to the Assured Payment Option.

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the
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40  ACCESSING YOUR MONEY
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methods available under each type of contract. More information follows the table. For the tax consequences of withdrawals, see "Tax information."

--------------------------------------------------------------------------------
                                 METHOD OF WITHDRAWAL
--------------------------------------------------------------------------------
                                              SUBSTANTIALLY         MINIMUM
 CONTRACT          LUMP SUM     SYSTEMATIC        EQUAL           DISTRIBUTION
--------------------------------------------------------------------------------
 NQ                  Yes           Yes             No                  No
--------------------------------------------------------------------------------
 Rollover IRA*       Yes           Yes             Yes                 Yes
--------------------------------------------------------------------------------
 Flexible
   Premium IRA*      Yes           Yes             Yes                 Yes
--------------------------------------------------------------------------------
 Roth Conversion
   IRA               Yes           Yes             Yes                 No
--------------------------------------------------------------------------------
 Flexible Premium
   Roth IRA          Yes           Yes             Yes                 No
--------------------------------------------------------------------------------
 QP                  Yes           No              No                  Yes
--------------------------------------------------------------------------------
 Rollover TSA        Yes**         No              No                  Yes
--------------------------------------------------------------------------------

* If Assured Payment Option or APO Plus is elected, only lump sum withdrawals are available.

** For some Rollover TSA contracts, your ability to take withdrawals, loans or surrender your contract may be limited. You must provide withdrawal restriction information when you apply for a contract. See "Tax information -- Tax Sheltered Annuity contracts (TSAs)."

LUMP SUM WITHDRAWALS
(All contracts)

You may take lump sum withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions.) The minimum amount you may withdraw is $1,000. If you request to withdraw more than 90% of a contract's current cash value we will treat it as a request to surrender the contract for its cash value. See "Surrendering your contract to receive its cash value" below.

Lump sum withdrawals in excess of the 15% (10% under Assured Payment Option or APO Plus) free withdrawal amount may be subject to a withdrawal charge. Under Rollover TSA contracts, if a loan is outstanding, you may only take lump sum withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

SYSTEMATIC WITHDRAWALS
(NQ and all IRA contracts)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value.

You may take systematic withdrawals on a monthly, quarterly, or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 1.2% monthly, 3.6% quarterly, and 15.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2. You may not elect the systematic withdrawal method if you have balances in the account for special dollar cost averaging.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a lump sum withdrawal. You can cancel the systematic withdrawal option at any time.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a lump sum withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 15% free withdrawal amount.
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SUBSTANTIALLY EQUAL WITHDRAWALS
(All IRA contracts)

The substantially equal withdrawals option allows you to receive distributions from your account value without triggering the 10% additional federal tax penalty, which normally applies to distributions made before age 59 1/2. See "Tax information." Once you begin to take substantially equal withdrawals, you should not stop them or change the pattern of your withdrawals until the later of age 59 1/2 or five full years after the first withdrawal. If you stop or change the withdrawals or take a lump sum withdrawal, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on those withdrawals.

You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. You may not elect to receive the first payment in the same contract year in which you took a lump sum withdrawal. We will calculate the amount of your substantially equal withdrawals. The payments will be made monthly, quarterly, or annually as you select. These payments will continue until we receive written notice from you to cancel this option or you take a lump sum withdrawal. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same contract year in which you took a lump sum withdrawal. We will calculate the new withdrawal amount.

You may not elect substantially equal withdrawals if you have balances in the account for special dollar cost averaging.

Substantially equal withdrawals are not subject to a withdrawal charge.

MINIMUM DISTRIBUTION WITHDRAWALS
(Rollover IRA, Flexible Premium IRA, QP, and Rollover TSA contracts only -- See "Tax information")

We offer the minimum distribution withdrawal option to help you meet required minimum distributions under federal income tax rules. You may elect this option in the year in which you reach age 70 1/2. The minimum amount we will pay out is $250. You may elect the method you want us to use to calculate your minimum distribution withdrawals from the choices we offer. Currently, minimum distribution withdrawal payments will be made annually.

We do not impose a withdrawal charge on minimum distribution withdrawals except if when added to a lump sum withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 15% free withdrawal amount.

We will calculate your annual payment based on your account value at the end of the prior calendar year based on the method you choose.

Under Rollover TSA contracts, you may not elect minimum distribution withdrawals if a loan is outstanding.

--------------------------------------------------------------------------------
For Rollover IRA, Flexible Premium IRA, QP, and Rollover TSA contracts, we will send a form outlining the distribution options available before you reach age
70 1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

Withdrawals will reduce your guaranteed benefits on either a dollar-for-dollar basis or on a pro rata basis as explained below:

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42  ACCESSING YOUR MONEY
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INCOME BENEFIT

Benefit base--Your current benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in a contract year is 5% or less of the guaranteed minimum death benefit on the most recent contract date anniversary. Once you take a withdrawal that causes the sum of your withdrawals in a contract year to exceed 5% of the guaranteed minimum death benefit on the most recent contract date anniversary, that withdrawal and any subsequent withdrawals in that same contract year will reduce your current benefit base on a pro rata basis.

DEATH BENEFIT

5% roll up to age 80 or age 70--If you elect the 5% roll up to age 80 or 5% roll up to age 70 guaranteed minimum death benefit, your current guaranteed minimum death benefit will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in a contract year is 5% or less of the guaranteed minimum death benefit on the most recent contract date anniversary. Once you take a withdrawal that causes the sum of your withdrawals in a contract year to exceed 5% of the guaranteed minimum death benefit on the most recent contract date anniversary, that withdrawal and any subsequent withdrawals in that same contract year will reduce your current guaranteed minimum death benefit on a pro rata basis.

Annual ratchet to age 80--If you elect the annual ratchet to age 80 guaranteed minimum death benefit, each withdrawal will always reduce your current guaranteed minimum death benefit on a pro rata basis.

Annuitant issue ages 80 through 83--If your contract was issued when the annuitant was between ages 80 and 83, each withdrawal will always reduce your current guaranteed minimum death benefit on a pro rata basis.

                    ----------------------------------------

Reduction on a dollar-for-dollar basis means that your current benefit will be reduced by the dollar amount of the withdrawal. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your guaranteed minimum death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x.40) and your new guaranteed minimum death benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

The timing of your withdrawals and whether they exceed the 5% threshold described above can have a significant impact on your guaranteed minimum income benefit or guaranteed minimum death benefit.

LOANS UNDER ROLLOVER TSA CONTRACTS

You may take loans from a Rollover TSA unless restricted by the employer who provided the Rollover TSA funds. If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the funds told us when you purchased your contract. The employer must also tell us whether special employer plan rules of the Employee Retirement Income Security Act of 1974 ("ERISA") apply. We will not permit you to take a loan while you are taking minimum distribution withdrawals.

You should read the terms and conditions on our loan request form carefully before taking out a loan. Under Rollover TSA contracts subject to ERISA, you may only take a loan with the written consent of your spouse. Your contract contains further details of the loan provision. Also, see "Tax information" for general rules applicable to loans.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1) the date annuity payments begin,

(2) the date the contract terminates, and
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(3) the date a death benefit is paid (the outstanding loan will be deducted from the death benefit amount).

Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the loan will be subtracted from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

We will credit interest to the amount in the loan reserve account at a rate of 2% lower than the loan interest rate that applies for the time your loan is outstanding. On each contract date anniversary after the date the loan is processed, we will transfer the amount of interest earned in the loan reserve account to the variable investment options on a pro rata basis. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid from the loan reserve account to the investment options according to the allocation percentages we have on our records.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions.) For a surrender to be effective, we must receive your written request and your contract at our Processing Office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Choosing your annuity payout options" below. We will usually pay the cash value within seven calendar days, but we may delay payment as described in "When to expect payments" below. For the tax consequences of surrenders, see "Tax information."

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the fixed maturity options and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.
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CHOOSING YOUR ANNUITY PAYOUT OPTIONS

Equitable Accumulator offers you several choices for receiving retirement income. Each choice enables you to receive fixed or, in some cases, variable annuity payments.

You can choose from among the six different annuity payout options listed below. Restrictions apply, depending on the type of contract you own.

-----------------------------------------------------------
Annuity payout options     Life annuity
                           Life annuity -- period
                            certain
                           Life annuity -- refund
                            certain
                           Period certain annuity
-----------------------------------------------------------
Income Manager payout      Life annuity with a period
  options                   certain
                           Period certain annuity
-----------------------------------------------------------

ANNUITY PAYOUT OPTIONS

You can choose from among the following annuity payout options:

o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity - period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. A life annuity with a period certain of 10 years is the normal form of annuity under the contracts. The period certain cannot extend beyond the annuitant's life expectancy.

 o Life annuity - refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

All of the above payout options are available as fixed annuities. With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your contract or on our then current annuity rates, whichever is more favorable for you.

The life annuity, life annuity -- period certain, and life annuity -- refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor.

The following annuity payout options are available as variable annuities:

o   Life annuity (except in New York)

o   Life annuity - period certain

o   Joint and survivor life annuity (100% to survivor)

o   Joint and survivor life period certain annuity (100% to survivor)

Variable annuities may be funded through your choice of variable investment options investing in portfolios of EQ Advisors Trust. The contract also offers a fixed annuity option that can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate
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                                                        ACCESSING YOUR MONEY  45
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of investment return is higher or lower than an assumed base rate. Please see
"Annuity Unit Values" in the SAI.

We may offer other payout options not outlined here. Your financial professional can provide details.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin.

For NQ and IRA contracts, unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. The only payout options available under QP contracts and Rollover TSA contracts are the life annuity 10 year period certain and the joint and survivor life annuity 10 year period certain. You choose whether these payments will be either fixed or variable.

You can choose the date annuity payments begin but it may not be earlier than one year from the contract date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the contract date anniversary that follows the annuitant's 90th birthday. This may be different in some states.

Before your annuity payments are to begin, we will notify you by letter that the annuity payout options are available. Once you have selected a payout option and payments have begun, no change can be made other than transfers (if permitted in the future) among the variable investment options if a variable annuity is selected.

The amount of the annuity payments will depend on:

(1) the amount applied to purchase the annuity;

(2) the type of annuity chosen, and whether it is fixed or variable. If you choose a variable annuity, we will use an assumed base rate of either 5% or 3 1/2% to calculate the level of payments. We provide information about the assumed base rate in the SAI;

(3) in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

(4) in certain instances, the sex of the annuitant(s).

In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract. The amount we apply to provide annuity payments will depend on the type of payout option you select. If you select a payout option that provides for payments for the rest of the annuitant's life, then we will apply your account value. If you select a payout option that provides for payments for a period certain, then we will apply your cash value. However, if the period certain is more than five years, we will apply not less than 95% of the account value. Amounts in the fixed maturity options that are applied to a payout option before a maturity date will result in a market value adjustment.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

INCOME MANAGER PAYOUT OPTIONS

For NQ and IRA contracts, two Income Manager payout options are also available. These are the Income Manager (life annuity with a period certain) and the Income Manager (period certain).

For QP contracts, the Income Manager payout options are available only after the trustee of the qualified plan directly rolls over the QP contract to a Rollover IRA contract. In this process the ownership of the QP contract is changed to the annuitant. The rollover to a Rollover IRA contract and the change of ownership may only occur when the annuitant will no longer be a participant in the qualified plan.

For Rollover TSA contracts, the Income Manager payout annuity options are available only after the Rollover TSA contract is rolled over to a Rollover IRA contract. This may
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46  ACCESSING YOUR MONEY
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generally occur when you are age 59 1/2, or you have separated from service with the employer who provided the Rollover TSA funds.

The Income Manager (life annuity with a period certain) provides guaranteed payments for the annuitant's life or for the annuitant's life and the life of a joint annuitant. The Income Manager (period certain) provides payments for a specified period. The contract owner and annuitant must meet the issue age and payment requirements. Both Income Manager annuities provide guaranteed level payments (NQ and IRA contracts). The Income Manager (life annuity with a period certain) also provides guaranteed increasing payments (NQ contracts only).

If you apply only part of the account value of your contract to either of the Income Manager payout annuities we will consider it a withdrawal and may deduct a withdrawal charge. We will not deduct a withdrawal charge if you apply all of your account value at a time when the dollar amount of the withdrawal charge is greater than 2% of remaining contributions (after withdrawals). However, a new withdrawal charge schedule will apply under the Income Manager annuity. For purposes of the withdrawal charge schedule, the year in which your account value is applied under the Income Manager annuity will be "contract year 1." In addition, we will not deduct a withdrawal charge if you apply all of your account value from your Equitable Accumulator contract when the dollar amount of the withdrawal charge under such contract is 2% or less. This means that no withdrawal charge schedule will apply under the Income Manager payout annuity contract.

You should consider the timing of your purchase as it relates to the potential for withdrawal charges under the Income Manager annuity. No additional contributions will be permitted under an Income Manager (life annuity with a period certain).

You also may apply your account value to an Income Manager (period certain) annuity once withdrawal charges are no longer in effect under your contract. No withdrawal charges will apply under that Income Manager annuity.

The Income Manager annuities are described in a separate prospectus. Copies of the most current version are available from your financial professional. To purchase an Income Manager annuity we also require the return of your contract. We will issue an Income Manager annuity to put one of the payout annuities into effect. Depending upon your circumstances, this may be done on a tax-free basis. Please consult your tax adviser.
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                                                        CHARGES AND EXPENSES  47
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5
Charges and expenses


--------------------------------------------------------------------------------

CHARGES THAT EQUITABLE LIFE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o   A mortality and expense risks charge

o   An administrative charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On each contract date anniversary -- an annual administrative charge if applicable (Flexible Premium IRA and Flexible Premium Roth IRA contracts only).

o At the time you make certain withdrawals or surrender your contract -- a withdrawal charge.

o If you elect the optional benefit -- a charge for the optional baseBUILDER benefit.

o At the time annuity payments are to begin -- charges for state premium and other applicable taxes. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the guaranteed minimum death benefit. The daily charge is equivalent to an annual rate of 1.10% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

ADMINISTRATIVE CHARGE

We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option. We reserve the right under the contracts to increase this charge to an annual rate of 0.35%.

ANNUAL ADMINISTRATIVE CHARGE (FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY)

Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, we deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $25,000. If your account value on such date is $25,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. If you surrender your contract during the contract year we will deduct a pro rata portion of the charge.
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48  CHARGES AND EXPENSES
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WITHDRAWAL CHARGE

A withdrawal charge applies in two circumstances:
(1) if you make one or more withdrawals during a contract year that, in total, exceed the 15% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

--------------------------------------------------------------------------------
                                  CONTRACT YEAR
--------------------------------------------------------------------------------
                  1       2        3        4       5       6        7       8+
--------------------------------------------------------------------------------
 Percentage of
   contribution   7%      6%       5%       4%      3%      2%       1%      0%
--------------------------------------------------------------------------------

If the Assured Payment Option or APO Plus is in effect, the withdrawal charge is equal to a percentage of the contributions withdrawn minus any amounts allocated to the life contingent annuity.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn up to the free withdrawal amount are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information."

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

The withdrawal charge does not apply in the circumstances described below.

15% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 15% of your account value without paying a withdrawal charge. The 15% free withdrawal amount is determined using your account value on the most recent contract date anniversary, minus any other withdrawals made during the contract year. The 15% free withdrawal amount does not apply if you surrender your contract.

The free withdrawal amount is 10% of your account value under the Assured Payment Option and APO Plus.

Note the following special rule for NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value, less contributions that have not been withdrawn (earnings in the contract), and (2) the 15% free withdrawal amount defined above.

MINIMUM DISTRIBUTIONS. The withdrawal charge does not apply to withdrawals taken under our minimum distribution withdrawal option. However, those withdrawals are counted towards the 15% free withdrawal amount if you also make a lump sum withdrawal in any contract year.

DISABILITY, TERMINAL ILLNESS OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

o The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

o We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

o The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States,
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                                                        CHARGES AND EXPENSES  49
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Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

- its main function is to provide skilled, intermediate, or custodial nursing care;

-  it provides continuous room and board to three or more persons;

-  it is supervised by a registered nurse or licensed practical nurse;

-  it keeps daily medical records of each patient;

-  it controls and records all medications dispensed; and

-  its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the disability is caused by a preexisting condition or a condition that began within 12 months of the contract date. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our Processing Office.

BASEBUILDER BENEFITS CHARGE

If you elect the baseBUILDER combined guaranteed minimum income benefit and guaranteed minimum death benefit, we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.30% (0.15% if the 5% roll up to age 70 baseBUILDER combined benefit is elected) of the benefit base in effect on the contract date anniversary.

We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge for applicable taxes such as premium taxes that may be imposed in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by state and ranges from 0% to 3.5% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).

ANNUITY ADMINISTRATIVE FEE

We generally deduct a fee of up to $350 from the amount to be applied to purchase a life annuity payout option.

CHARGES THAT EQ ADVISORS TRUST DEDUCTS

EQ Advisors Trust deducts charges for the following types of fees and expenses:

o  Management fees ranging from 0.25% to 1.15%.

o  12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o  Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of EQ Advisors Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectus for EQ Advisors Trust following this prospectus.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the guaranteed minimum income benefit and the guaranteed minimum death benefit, or offer variable investment options that invest in shares of
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50  CHARGES AND EXPENSES
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EQ Advisors Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, ERISA, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that result in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

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6
Payment of death benefit


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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We will send you a written confirmation when we receive your request. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee.

The death benefit is equal to your account value, or, if greater, the guaranteed minimum death benefit. The guaranteed minimum death benefit is part of your contract, whether you select the combined baseBUILDER benefit or not. We determine the amount of the death benefit as of the date we receive satisfactory proof of the annuitant's death and any required instructions for the method of payment. Under Rollover TSA contracts we will deduct the amount of any outstanding loan plus accrued interest from the amount of the death benefit.

The death benefit payable under the Assured Payment Option or APO Plus is described earlier in this prospectus. See "Assured Payment Option and APO Plus."

EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, a beneficiary who is the surviving spouse of the owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. Only a spouse can be a successor owner/annuitant. A successor owner/annuitant can only be named under NQ and IRA contracts.

For Rollover IRA and Flexible Premium IRA contracts, a beneficiary who is not a surviving spouse may be able to have limited ownership as discussed under "Beneficiary continuation option for Rollover IRA and Flexible Premium IRA contracts" below.

WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions the owner can change after the original owner's death. When you are not the annuitant under an NQ contract and you die before annuity payments begin, the beneficiary named to receive the death benefit upon the annuitant's death will automatically become the successor owner. If you do not want the beneficiary to receive the death benefit upon the annuitant's death to be the successor owner, you should name a successor owner. You may name a specific successor owner that will become the successor owner at any time by sending satisfactory notice to our Processing Office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

o The cash value of the contract must be fully paid to the designated beneficiary (new owner) by December 31st of the fifth calendar year after your death (or in a joint ownership situation, the death of the first owner to die).

o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin no later than December 31st following the calendar year of the non-annuitant owner's death. Unless this alternative is elected, we will pay any
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52  PAYMENT OF DEATH BENEFIT
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cash value on December 31st of the fifth calendar year following the year of your death (or the death of the first owner to die).

o If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Choosing your annuity payout options" under "Accessing your money" earlier in this prospectus. Please note that if you are both the contract owner and the annuitant, you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary.

SUCCESSOR OWNER AND ANNUITANT

If you are both the contract owner and the annuitant, and your spouse is the sole beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant.

If your surviving spouse decides to continue the contract, then on the contract date anniversary following your death, we will increase the account value to equal your current guaranteed minimum death benefit, if it is higher than the account value. In determining whether the guaranteed minimum death benefit will continue to grow, we will use your surviving spouse's age (as of the contract date anniversary).

BENEFICIARY CONTINUATION OPTION FOR ROLLOVER IRA AND FLEXIBLE PREMIUM IRA CONTRACTS

Upon your death under a Rollover IRA or Flexible Premium IRA contract, a nonspouse beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of the death benefit being paid in a single sum.

If you die AFTER the "required beginning date" (see "Tax information") for required minimum distributions, the contract will continue if:

(a) you were receiving minimum distribution withdrawals from this contract; and

(b) the pattern of minimum distribution withdrawals you chose was based in part on the life of the designated beneficiary.

The withdrawals will then continue to be paid to the beneficiary on the same basis as you chose before your death. We will be able to tell your beneficiary whether this option is available to them. You should contact our Processing Office for further information.

If you die BEFORE the "Required Beginning Date" (and therefore you were not taking minimum distribution withdrawals under the contract), an eligible beneficiary may take minimum distribution withdrawals under the contract. We will increase the account value to equal the death benefit if the death benefit is greater than the account value. That amount will be used to provide the withdrawals. If the eligible beneficiary elects as described in the next paragraph, these withdrawals will begin by December 31st of the calendar year following your death. These withdrawals will be based on the beneficiary's life expectancy. If there is more than one beneficiary, the shortest life expectancy is used. An eligible beneficiary can choose instead to continue the contract in your name without having to take annual withdrawals. If the beneficiary chooses this option, all amounts must be distributed from the contract by December 31, of the fifth calendar year following your death.

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                                                    PAYMENT OF DEATH BENEFIT  53
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The designated beneficiary must be a natural person and of legal age at the time of election. The beneficiary must elect this option within 30 days following the date we receive proof of your death. This option may not be elected if the Assured Payment Option or APO Plus were in effect at the time of your death. The death benefit will be paid to the beneficiary according to our standard procedures, unless an election is made within 30 days to: (1) receive the death benefit; (2) continue the contract and take annual withdrawals as described above; or (3) defer payment of the account value for up to five years.

While the contract continues in your name, the beneficiary may make transfers among the investment options. However, additional contributions will not be permitted and the guaranteed minimum income benefit and the death benefit (including the guaranteed minimum death benefit) provisions will no longer be in effect. Although the only withdrawals that will be permitted are minimum distribution withdrawals, the beneficiary may choose at any time to withdraw all of the account value and no withdrawal charges will apply.
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OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to Equitable Accumulator contracts owned by United States taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, Rollover IRA, Flexible Premium IRA, Roth Conversion IRA, Flexible Premium Roth IRA, QP, or Rollover TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax, and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights under the contract, or payments under the contract may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (IRA, QP, and Rollover
TSA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).

All nonqualified deferred annuity contracts that Equitable Life and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount
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of the payment. For variable annuity payments, your investment in the contract divided by the number of expected payments is your tax-free portion of each payment.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.

CONTRACTS PURCHASED THROUGH EXCHANGES

You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

o the owner and the annuitant are the same under the source contract and the Equitable Accumulator NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis of the source contract carries over to the Equitable Accumulator NQ contract.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o  on or after your death; or

o  because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a beneficiary.

SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO

Under current law we treat income from NQ contracts as U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.
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INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets can include mutual funds and certificates of deposit. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o Traditional IRAs, typically funded on a pre-tax basis including SEP-IRAs and SIMPLE-IRAs, issued and funded in connection with employer-sponsored retirement plans; and

o  Roth IRAs, first available in 1998, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS website (http://www.irs.ustreas.gov).

Equitable Life designs its traditional IRA contracts to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. The traditional IRAs we offer are the Rollover IRA and Flexible Premium IRA. The versions of the Roth IRA available are the Roth Conversion IRA and Flexible Premium Roth IRA. This prospectus contains the information that the IRS requires you to have before you purchase an IRA. This section of the prospectus covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. Education IRAs are not discussed in this prospectus because they are not available in individual retirement annuity form.

The Equitable Accumulator IRA contract has been approved by the IRS as to form for use as a traditional IRA. We have submitted the Roth IRA version for formal IRS approval. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the Equitable Accumulator IRA contract.

CANCELLATION

You can cancel an Equitable Accumulator IRA contract by following the directions under "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in the prospectus. You can cancel an Equitable Accumulator Roth Conversion IRA contract issued as a result of a full conversion of an Equitable Accumulator Rollover IRA or Flexible Premium IRA contract by following the instructions in the request for full conversion form. The form is available from our Processing Office or your registered representative. If you cancel an IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)


CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to a traditional IRA:

o  regular contributions out of earned income or compensation; or

o  tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").
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Regular traditional IRA, direct transfer, and rollover contributions may be made to a Flexible Premium IRA contract. We only permit direct transfer and rollover contributions under a Rollover IRA contract. See "Rollovers and transfers" below.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $2,000, married individuals filing jointly can contribute up to $4,000 for any taxable year to any combination of traditional IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa.) The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $2,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age
70 1/2 or over can contribute up to the lesser of $2,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a tax year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

IF YOU ARE NOT COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, you can make fully deductible contributions to your traditional IRAs for each tax year up to $2,000 or, if less, your earned income.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your adjusted gross income (AGI) is BELOW THE LOWER DOLLAR FIGURE IN A PHASE-OUT RANGE, you can make fully deductible contributions to your traditional IRAs. For each tax year, your fully deductible contribution can be up to $2,000 or, if less, your earned income.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls within a PHASE-OUT range, you can make PARTIALLY DEDUCTIBLE CONTRIBUTIONS to your traditional IRAs.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls ABOVE THE HIGHER FIGURE IN THE PHASE-OUT RANGE, you may not deduct any of your regular contributions to your traditional IRAs.

If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $31,000 and $41,000 in 1999. This range will increase every year until 2005 when the range is $50,000-$60,000.

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $51,000 and $61,000 in 1999. This range will increase every year until 2007 when the range is $80,000-$100,000.

Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse.
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Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000.

To determine the deductible amount of the contribution in 1999, you determine AGI and subtract $31,000 if you are single, or $51,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:

($10,000-excess AGI)     times  $2,000 (or earned      Equals    the adjusted
----------------------     X     income, if less)        =       deductible
  divided by $10,000                                             contribution
                                                                 limit

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $2,000 per person limit. See "Excess contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year.

EXCESS CONTRIBUTIONS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o  regular contributions of more than $2,000; or

o regular contributions of more than earned income for the year, if that amount is under $2,000; or

o  regular contributions to a traditional IRA made after you reach age
   70 1/2; or

o rollover contributions of amounts which are not eligible to be rolled over. For example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1) the rollover was from a qualified retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

(3) you took no tax deduction for the excess contribution.
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RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

ROLLOVERS AND TRANSFERS

Rollover contributions may be made to a traditional IRA from these sources:

o  qualified plans;

o TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts); and

o  other traditional IRAs.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM QUALIFIED PLANS OR TSAS

There are two ways to do rollovers:

o  Do it yourself
   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your qualified plan or TSA will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o  Direct rollover
   You tell your qualified plan trustee or TSA issuer/custodian/fiduciary to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA or qualified plan are eligible rollover distributions, unless the distribution is:

o  only after-tax contributions you made to the plan; or

o "required minimum distributions" after age 70 1/2 or separation from service; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o  a hardship withdrawal; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o  corrective distributions that fit specified technical tax rules; or

o  loans that are treated as distributions; or

o  a death benefit payment to a beneficiary who is not your surviving spouse;
   or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.
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WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS.

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also taxable. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. You must keep permanent tax records of all of your nondeductible contributions to traditional IRAs. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

In addition, a distribution is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or

o the entire amount received is rolled over to another traditional IRA (see "Rollovers and transfers" above); or

o in certain limited circumstances, where the traditional IRA acts as a "conduit," you roll over the entire amount into a qualified plan or TSA that accepts rollover contributions. To get this conduit traditional IRA treatment:

o the source of funds you used to establish the traditional IRA must have been a rollover contribution from a qualified plan; and

o the entire amount received from the traditional IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received.

Similar rules apply in the case of a TSA.

However, you may lose conduit treatment if you make an eligible rollover distribution contribution to a traditional IRA and you commingle this contribution with other contributions. In that case, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan or TSA at a future date. The Rollover IRA contract can be used as a conduit IRA if amounts are not commingled.

Distributions from a traditional IRA are not eligible for favorable five-year averaging (or, in some cases, ten-year averaging and long-term capital gain treatment) available to certain distributions from qualified plans.

REQUIRED MINIMUM DISTRIBUTIONS

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs beginning at age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age
70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April
1). Distributions must start no later than your Required Beginning Date, which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year - the delayed one
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for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

Account-based method. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a life expectancy factor from IRS tables. This gives you the required minimum distribution amount for that particular IRA for that year. The required minimum distribution amount will vary each year as the account value and your life expectancy factors change.

You have a choice of life expectancy factors, depending on whether you choose a method based only on your life expectancy, or the joint life expectancies of you and another individual. You can decide to "recalculate" your life expectancy every year by using your current life expectancy factor. You can decide instead to use the "term certain" method, where you reduce your life expectancy by one every year after the initial year. If your spouse is your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you can also annually recalculate your spouse's life expectancy if you want. If you choose someone who is not your spouse as your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you have to use the term certain method of calculating that person's life expectancy. If you pick a nonspouse designated beneficiary, you may also have to do another special calculation.

You can later apply your traditional IRA funds to a life annuity-based payout. You can only do this if you already chose to recalculate your life expectancy annually (and your spouse's life expectancy if you select a spousal joint annuity). For example, if you anticipate exercising your guaranteed minimum income benefit or selecting any other form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

Annuity-based method. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method and a different beneficiary for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? No, unless you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. Because the options we offer do not cover every option permitted under federal income tax rules, you may prefer to do your own required minimum distribution calculations for one or more of your traditional IRAs.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa. However, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.
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WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age 70 1/2 is approaching. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? If you die after either (a) the start of annuity payments, or (b) your Required Beginning Date, your beneficiary must receive payment of the remaining values in the contract at least as rapidly as under the distribution method before your death. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2.

If you die before your Required Beginning Date and before annuity payments begin, federal income tax rules require complete distribution of your entire value in the contract within five years after your death. Payments to a designated beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. A surviving spouse beneficiary can also (a) delay starting any payments until you would have reached age 70 1/2 or (b) roll over your traditional IRA into his or her own traditional IRA.

SUCCESSOR ANNUITANT AND OWNER

If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

REQUIRED MINIMUM DISTRIBUTIONS UNDER THE ASSURED PAYMENT OPTION AND APO PLUS

Although the life contingent annuity portion of the Assured Payment Option and APO Plus does not have a cash value, it will be assigned a value for tax purposes. This value will generally be changed each year. When you determine the amount of account-based required minimum distributions from your traditional IRA this value must be included. This must be done even though the life contingent annuity may not be providing a source of funds to satisfy the required minimum distribution.

You will generally be required to determine your required minimum distribution by annually recalculating your life expectancy. The Assured Payment Option and APO Plus will not be available if you have previously made a different election. Recalculation is no longer required once the only payments you or your spouse receive are under the life contingent annuity.

If you surrender your contract, or withdraw any remaining account value before your payments under the life contingent annuity begin, it may be necessary for you to satisfy your required minimum distribution by moving forward the start date of payments under your life contingent annuity. Or to the extent available, you have to take distributions from other traditional IRA funds you may have. Or, you may convert your traditional IRA life contingent annuity under the contract to a nonqualified life contingent annuity. This would be viewed as a distribution of the value of the life contingent annuity from your traditional IRA, and therefore, would be a taxable event. However, since the life contingent annuity would no longer be part of the traditional IRA, you would not have to include its value when determining future required minimum distributions.

If you have elected a joint and survivor form of the life contingent annuity, the joint annuitant must be your spouse. You must determine your required minimum distribution by annually recalculating both your life expectancy and your spouse's life expectancy. The Assured Payment Option and APO Plus will not be available if you have previously made a different election. Once the only payments you or your
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spouse are receiving are under the life contingent annuity recalculation is no longer required. In the event of your death or the death of your spouse the value of such annuity will change. For this reason, it is important that someone tell us if you or your spouse dies before the life contingent annuity has started payments so that a lower valuation can be made. Otherwise, a higher tax value may result in an overstatement of the amount that would be necessary to satisfy your required minimum distribution amount.

Allocation of funds to the life contingent annuity may prevent the contract from later receiving conduit IRA treatment.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% will apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o  on or after your death; or

o  because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

To meet this last exception, you could elect to apply your contract value to an Income Manager (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments under a method we select based on guidelines issued by the IRS (currently contained in IRS Notice 89-25, Question and Answer 12). Although substantially equal withdrawals and Income Manager payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" above. Once substantially equal withdrawals or Income Manager annuity payments begin, the distributions should not be stopped or changed until the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your contract as changing your pattern of substantially equal withdrawals or Income Manager payments for purposes of determining whether the penalty applies.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."
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The Equitable Accumulator Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o  regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs ("conversion" contributions); or

o  tax-free rollover contributions from other Roth IRAs; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

Regular after-tax, direct transfer, and rollover contributions may be made to a Flexible Premium Roth IRA contract. We only permit direct transfer and rollover contributions under the Roth Conversion IRA contract. See "Rollovers and direct transfers" below. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under traditional IRAs.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. But, you cannot make contributions for any year that:

o your federal income tax filing status is "married filing jointly" and your adjusted gross income is over $160,000; or

o your federal income tax filing status is "single" and your adjusted gross income is over $110,000.

However, you can make regular Roth IRA contributions in reduced amounts when:

o your federal income tax filing status is "married filing jointly" and your adjusted gross income is between $150,000 and $160,000; or

o your federal income tax filing status is "single" and your adjusted gross income is between $95,000 and $110,000.

If you are married and filing separately and your adjusted gross income is between $0 and $10,000 the amount of regular contributions you are permitted to make is phased out. If your adjusted gross income is more than $10,000 you cannot make regular Roth IRA contributions.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFERS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? You may make rollover contributions to a Roth IRA from only two sources:

o  another Roth IRA ("tax-free rollover contribution"); or

o another traditional IRA, including a SEP-IRA or SIMPLE-IRA, in a taxable conversion rollover ("conversion contribution").

You may not make contributions to a Roth IRA from a qualified plan under
Section 401(a) of the Internal Revenue Code, or a TSA under Section 403(b) of the Internal Revenue
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Code. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to Equitable Life, as the Roth IRA issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth
IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION CONTRIBUTIONS TO ROTH IRAS.

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax-free. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. (If you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax exempt.)

There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59 1/2.

You cannot make conversion contributions to a Roth IRA for any taxable year in which your adjusted gross income exceeds $100,000. For this purpose, your adjusted gross income is computed without the gross income stemming from the traditional IRA conversion. You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age
70 1/2.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also distributions.

The following distributions from Roth IRAs are free of income tax:

o  Rollover from a Roth IRA to another Roth IRA;
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o  Direct transfers from a Roth IRA to another Roth IRA;

o  Qualified distributions from a Roth IRA; and

o  Return of excess contributions or amounts recharacterized to a traditional
   IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o  you reach age 59 1/2; or

o  you die; or

o  you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made). It is not possible to have a tax-free qualified distribution before the year 2003 because of the five-year aging requirement.

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS.

Nonqualified distributions from Roth IRAs are distributions that do not meet the qualifying event and five-year aging period tests described above. Such distributions are potentially taxable as ordinary income. Nonqualified distributions receive return-of-investment-first treatment. Only the difference between the amount of the distribution and the amount of contributions to all of your Roth IRAs is taxable. You have to reduce the amount of contributions to all of your Roth IRAs to reflect any previous tax-free recoveries.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?" Lifetime required minimum distributions do not apply.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS

Same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

For Roth IRAs, special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.
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SPECIAL RULES FOR NONQUALIFIED CONTRACTS IN QUALIFIED PLANS

Under QP contracts your plan administrator or trustee notifies you as to tax consequences. See Appendix II.

TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

GENERAL

This section of the prospectus covers some of the special tax rules that apply to TSA contracts under Section 403(b) of the Internal Revenue Code (TSAs). If the rules are the same as those that apply to another kind of contract, for example, traditional IRAs, we will refer you to the same topic under "traditional IRAs."

CONTRIBUTIONS TO TSAS

There are two ways you can make contributions to this Equitable Accumulator Rollover TSA contract:

o a rollover from another TSA contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code, or

o a full or partial direct transfer of assets ("direct transfer") from another contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code by means of IRS Revenue Ruling 90-24.

With appropriate written documentation satisfactory to us, we will accept rollover contributions from "conduit IRAs" for TSA funds.

If you make a direct transfer, you must fill out our transfer form.

EMPLOYER-REMITTED CONTRIBUTIONS. The Equitable Accumulator Rollover TSA contract does not accept employer-remitted contributions. However, we provide the following discussion as part of our description of restrictions on the distribution of funds directly transferred, which include employer-remitted contributions to other TSAs.

Employer-remitted contributions to TSAs made through the employer's payroll are subject to annual limits. (Tax-free transfer or tax-deferred rollover contributions from another 403(b) arrangement are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions. Amounts attributable to salary reduction contributions to TSAs are generally subject to withdrawal restrictions. Also, all amounts attributable to investments in a 403(b)(7) custodial account are subject to withdrawal restrictions discussed below.

ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS. You may make rollover contributions to your Equitable Accumulator Rollover TSA contract from TSAs under Section 403(b) of the Internal Revenue Code. Generally, you may make a rollover contribution to a TSA when you have a distributable event from an existing TSA as a result of your:

o  termination of employment with the employer who provided the TSA funds; or

o  reaching age 59 1/2 even if you are still employed; or

o  disability (special federal income tax definition).

A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution. We accept direct transfers of TSA funds under Revenue Ruling 90-24 only if:

o you give us acceptable written documentation as to the source of the funds, and

o the Equitable Accumulator contract receiving the funds has provisions at least as restrictive as the source contract.

Before you transfer funds to an Equitable Accumulator Rollover TSA contract, you may have to obtain your employer's authorization or demonstrate that you do not need employer authorization. For example, the transferring TSA may be subject to Title I of ERISA, if the employer makes matching contributions to salary reduction contributions
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made by employees. In that case, the employer must continue to approve distributions from the plan or contract.

Your contribution to the Equitable Accumulator Rollover TSA must be net of the required minimum distribution for the tax year in which we issue the contract if:

o  you are or will be at least age 70 1/2 in the current calendar year, and

o you have separated from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to the Equitable Accumulator Rollover TSA.

This rule applies regardless of whether the source of funds is a:

o  rollover by check of the proceeds from another TSA; or

o  direct rollover from another TSA; or

o  direct transfer under Revenue Ruling 90-24 from another TSA.

Further, you must use the same elections regarding recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you have already begun to receive required minimum distributions from or with respect to the TSA from which you are making your contribution to the Equitable Accumulator Rollover TSA. You must also elect or have elected a minimum distribution calculation method requiring recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you elect an annuity payout for the funds in this contract subsequent to this year.

DISTRIBUTIONS FROM TSAS

GENERAL. Depending on the terms of the employer plan and your employment status, you may have to get your employer's consent to take a loan or withdrawal. Your employer will tell us this when you establish the TSA through a direct transfer.

WITHDRAWAL RESTRICTIONS. If this is a Revenue Ruling 90-24 direct transfer, we will treat all amounts transferred to this contract and any future earnings on the amount transferred as not eligible for withdrawal until one of the following events happens:

o you are separated from service with the employer who provided the funds to purchase the TSA you are transferring to the Equitable Accumulator Rollover TSA;

o  you reach age 59 1/2; or

o  you die; or

o  you become disabled (special federal income tax definition); or

o  you take a hardship withdrawal (special federal income tax definition).

If any portion of the funds directly transferred to your TSA contract is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. These restrictions do not apply to the amount directly transferred to your TSA contract that represents your December 31, 1988 account balance attributable to salary reduction contributions to a TSA annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our Processing Office of your December 31, 1988 account balance if you have qualifying amounts transferred to your TSA contract.

THIS PARAGRAPH APPLIES ONLY TO PARTICIPANTS IN A TEXAS OPTIONAL RETIREMENT PROGRAM. Texas Law permits withdrawals only after one of the following distributable events occur:

(1) the requirements for minimum distribution (discussed under "Required minimum distributions" below) are met; or

(2) death; or

(3) retirement; or
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(4) termination of employment in all Texas public institutions of higher education.

For you to make a withdrawal, we must receive a properly completed written acknowledgement from the employer. If a distributable event occurs before you are vested, we will refund to the employer any amounts provided by an employer's first-year matching contribution. We reserve the right to change these provisions without your consent, but only to the extent necessary to maintain compliance with applicable law. Loans are not permitted under Texas Optional Retirement Programs.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we do not track your investment in the contract, if any, it is your responsibility to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA.

LOANS FROM TSAS

You may take loans from a TSA unless restricted by the employer (for example, under an employer plan subject to ERISA). If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the TSA funds told us when you purchased your contract.

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Under Proposed Treasury Regulations the entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:
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o  The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits and (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made.

o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Equitable Accumulator Rollover TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly.

The amount borrowed and not repaid may be treated as a distribution if:

o  the loan does not qualify under the conditions above;

o  the participant fails to repay the interest or principal when due; or

o in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS

You may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan, either directly or within 60 days of your receiving the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a TSA to another TSA or to a traditional IRA. A spousal beneficiary may roll over death benefits only to a traditional IRA.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals, and required minimum distributions under federal income tax rules.

Direct transfers of TSA funds from one TSA to another under Revenue Ruling 90-24 are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

Same as traditional IRA with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force TSA participants to start calculating and taking annual distributions from their TSAs by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

o TSA plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age
   70 1/2. We will know whether or not you qualify for this exception because it will only apply to people who establish their Equitable Accumulator Rollover TSA by direct Revenue Ruling 90-24 transfers. If you do not give us the amount of your December 31, 1986 account balance that is being transferred to the Equitable Accumulator Rollover TSA on the form used to establish the TSA, you do not qualify.
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SPOUSAL CONSENT RULES

This will only apply to you if you establish your Equitable Accumulator Rollover TSA by direct Revenue Ruling 90-24 transfer. Your employer will tell us on the form used to establish the TSA whether or not you need to get spousal consent for loans, withdrawals, or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. No penalty tax applies to pre-age 59 1/2 distributions made:

o  on or after your death; or

o  because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o  if you are separated from service, any form of payout after you are age 55;
   or

o only if you are separated from service, a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

FEDERAL AND STATE INCOME TAX WITHHOLDING
AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our Processing Office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribution from a Roth IRA unless you elect out of withholding. This may result in tax being withheld even though the Roth IRA distribution is not taxable in whole or in part.
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Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here. Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $14,700 in periodic annuity payments in 1999, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of IRAs and Roth IRAs.

You cannot elect out of withholding if the payment is an eligible rollover distribution from a qualified plan or TSA. If a non-periodic distribution from a qualified plan or TSA is not an eligible rollover distribution then the 10% withholding rate applies.

MANDATORY WITHHOLDING FROM TSA AND QUALIFIED PLAN DISTRIBUTIONS

Unless you have the distribution go directly to the new plan, eligible rollover distributions from qualified plans and TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another TSA or a traditional IRA. An eligible rollover distribution from a qualified plan can be rolled over to another qualified plan or traditional IRA. All distributions from a TSA or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o  any after-tax contributions you made to the plan; or

o any distributions which are required minimum distributions after age 70 1/2 or separation from service; or

o  hardship withdrawals; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o  corrective distributions that fit specified technical tax rules; or

o  loans that are treated as distributions; or

o  a death benefit payment to a beneficiary who is not your surviving spouse;
   or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to mandatory 20% withholding.
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IMPACT OF TAXES TO EQUITABLE LIFE

The contracts provide that we may charge Separate Account No. 45 for taxes. We do not now, but may in the future set up reserves for such taxes.
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ABOUT OUR SEPARATE ACCOUNT NO. 45

Each variable investment option is a subaccount of our Separate Account No. 45. We established Separate Account No. 45 in 1994 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 45 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 45's operations are accounted for without regard to Equitable Life's other operations.

Separate Account No. 45 is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account No. 45.

Each subaccount (variable investment option) within Separate Account No. 45 invests solely in class IB shares issued by the corresponding portfolio of EQ Advisors Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 45, or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 45 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 45 or a variable investment option directly);

(5) to deregister Separate Account No. 45 under the Investment Company Act of 1940;

(6)  to restrict or eliminate any voting rights as to Separate Account No. 45;
     and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

ABOUT EQ ADVISORS TRUST

EQ Advisors Trust is registered under the Investment Company Act of 1940. It is classified as an "open-end management investment company," more commonly called a mutual fund. EQ Advisors Trust issues different shares relating to each portfolio.

Equitable Life serves as the investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the investment advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 1999 EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and a subsidiary of Equitable Life, served as investment manager to EQ Advisors Trust.)

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust.

EQ Advisors Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on a trust's shares are reinvested in full. The Board of Trustees of EQ Advisors Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about EQ Advisors Trust, their investment objectives, policies, restrictions, risks, expenses, their Rule 12b-1 Plan relating to its Class IB shares, and other aspects of its operations, appears in the prospectus for EQ Advisors Trust attached at the end of this prospectus, or in its SAI which is available upon request.
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ABOUT OUR FIXED MATURITY OPTIONS

HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

     (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

     (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

     (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

     (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)  We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

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Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
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If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix III for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations,
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including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the fixed maturity options and the account for special dollar cost averaging, as well as our general obligations. Amounts applied to the life contingent annuity become part of our general account.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account (other than market value adjustment interests) and the life contingent annuity. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, FLEXIBLE PREMIUM IRA, AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contracts. It is also not available under the Assured Payment Option or APO Plus.

For NQ contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount is $50. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options, but not the account for special dollar cost averaging. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our Processing Office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our Processing Office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our business day is any day the New York Stock Exchange is open for trading.
We calculate unit values for our variable investment options as of the end of each business day. This
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usually is 4:00 p.m., Eastern time. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information.

o If your contribution, transfer, or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the value next determined after the close of the business day.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your registered representative can provide information or you can call our Processing Office.

o Transfers to or from variable investment options will be made at the value next determined after the close of the business day.

o Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of EQ Advisors Trust we have the right to vote on certain matters involving the portfolios, such as:

o  the election of trustees;

o  the formal approval of independent auditors selected for EQ Advisors Trust;
   or

o any other matters described in the prospectus for EQ Advisors Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

VOTING RIGHTS OF OTHERS

Currently, we control EQ Advisors Trust. EQ Advisors Trust shares are sold to our separate accounts and an affiliated qualified plan trust. In addition, shares of EQ Advisors Trust are held by separate accounts of insurance companies both affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Board of Trustees of EQ Advisors Trust intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any,
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should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.

SEPARATE ACCOUNT NO. 45 VOTING RIGHTS

If actions relating to Separate Account No. 45 require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

ABOUT OUR YEAR 2000 PROGRESS

Equitable Life relies upon various computer systems in order to administer your contract and operate the investment options. Some of these systems belong to service providers who are not affiliated with Equitable Life.

In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable Life has identified those of its systems critical to business operations that were not year 2000 compliant. Equitable Life has completed the work of modifying or replacing non-compliant systems and has confirmed, through testing, that its systems are year 2000 compliant. Equitable Life has contacted third-party vendors and service providers to seek confirmation that they are acting to address the year 2000 issue with the goal of avoiding any material adverse effect on services provided to contract owners and on operations of the investment options. All third-party vendors and service providers considered critical to Equitable Life's business, and substantially all vendors and service providers considered non-critical, have provided us confirmation of their year 2000 compliance or a satisfactory plan for compliance. If confirmation is not received from any of the remaining non-critical vendors or service providers, the vendor or service provider will be replaced, eliminated, or be the subject of contingency plans. Additionally, Equitable Life has supplemented its existing business continuity and disaster recovery plans to cover certain categories of contingencies that could arise as a result of year 2000 related failures.

There are many risks associated with year 2000 issues, including the risk that Equitable Life's computer systems will not operate as intended. Additionally, there can be no assurance that the systems of third parties will be year 2000 compliant. Any significant unresolved difficulty related to the year 2000 compliance initiatives could result in an interruption in, or a failure of, normal business operations and, accordingly, could have a material adverse effect on our ability to administer your contract and operate the investment options.

To the fullest extent permitted by law, the foregoing year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act, (P.L. 105-271) (1998).

ABOUT LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account No. 45, our ability to meet our obligations under the contracts, or the distribution of the contracts.

ABOUT OUR INDEPENDENT ACCOUNTANTS

The financial statements of Equitable Life incorporated in this prospectus by reference to the Annual Report on Form 10-K at December 31, 1998 and 1997, and for the three years ended December 31, 1998, included in the SAI have
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been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our Processing Office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

You cannot assign or transfer ownership of an IRA, QP, or Rollover TSA contract except by surrender to us. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation. If the employer that provided the funds does not restrict them, loans are available under a Rollover TSA contract.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option for Rollover IRA and Flexible Premium IRA contracts" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your IRA, QP, or Rollover TSA contract to another similar arrangement. Under federal income tax rules, in the case of such a transfer, we will impose a withdrawal charge, if one applies.

DISTRIBUTION OF THE CONTRACTS

AXA Advisors, LLC ("AXA Advisors"), the successor to EQ Financial Consultants, Inc. and an indirect subsidiary of Equitable Life, is the distributor of the contracts and has responsibility for sales and marketing functions for Separate Account No. 45. AXA Advisors serves as the principal underwriter of Separate Account No. 45. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. AXA Advisors' principal business address is 1290 Avenue of the Americas, New York, New York 10104. Pursuant to a Distribution and Servicing Agreement between AXA Advisors, Equitable Life, and certain of Equitable Life's separate accounts, including Separate Account No. 45, Equitable Life paid AXA Advisors distribution fees of $325,380 for 1998, as the distributor of certain contracts and as the principal underwriter of certain separate accounts including Separate Account No. 45. Before May 1, 1998, Equitable Distributors, Inc. ("EDI"), also an indirect, wholly owned subsidiary of Equitable Life, served as the distributor of the contracts and the principal underwriter of Separate Account No. 45. Pursuant to a Distribution Agreement between Equitable Life, certain of Equitable Life's separate accounts, including Separate Account No. 45, and EDI, Equitable Life paid EDI distribution fees of $9,444,621 for 1997 and $888,486 for 1996 as the distributor of certain contracts and as the principal underwriter of certain separate accounts including Separate Account No. 45. By year end 1999, AXA Advisors no longer be a subsidiary of Equitable Life but will remain an indirect subsidiary of AXA Financial, Inc., Equitable Life's parent.

The contracts will be sold by financial professionals who are registered representatives of AXA Advisors and its affiliates, who are also our licensed insurance agents. AXA Advisors may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. The offering of the contracts is intended to be continuous.
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9
Investment performance


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We provide the following tables to show five different measurements of the investment performance of the variable investment options and/or the portfolios in which they invest. We include these tables because they may be of general interest to you. THE RESULTS SHOWN REFLECT PAST PERFORMANCE. THEY DO NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. THEY ALSO DO NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.

Table 1 shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.

Table 2 shows the growth of a hypothetical $1,000 investment in the variable investment options over the periods shown. Both Tables 1 and 2 take into account all fees and charges under the contract, including the withdrawal charge, the optional baseBUILDER benefits charge, the annual administrative charge under Flexible Premium IRA and Flexible Premium Roth IRA contracts, but do not reflect the charges for any applicable taxes such as premium taxes or any applicable annuity administrative fee.

Tables 3, 4, and 5 show the rates of return of the variable investment options on an annualized, cumulative, and year-by-year basis. These tables take into account all fees and charges under the contract, but do not reflect the withdrawal charge, the optional baseBUILDER benefits charge, the annual administrative charge or the charges for any applicable taxes such as premium taxes or any applicable annuity administrative fee. If the charges were reflected they would effectively reduce the rates of return shown.

In all cases the results shown are based on the actual historical investment experience of the portfolios in which the variable investment options invest. In some cases, the results shown relate to periods when the variable investment options and/or the contracts were not available. In those cases, we adjusted the results of the portfolios to reflect the charges under the contracts that would have applied had the investment options and/or contracts been available. The contracts were first offered on May 1, 1998.

For the "Alliance" portfolios (other than EQ/Alliance Premier Growth), we have adjusted the results prior to October 1996, when Class IB shares for these portfolios were not available, to reflect the 12b-1 fees currently imposed. Finally, the results shown for the Alliance Money Market and Alliance Common Stock options for periods before March 22, 1985 reflect the results of the variable investment options that preceded them. The "Since portfolio inception" figures for these options are based on the date of inception of the preceding variable investment options. We have adjusted these results to reflect the maximum investment advisory fee payable for the portfolios, as well as an assumed charge of 0.06% for direct operating expenses.

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust portfolio, and any predecessors it may have had.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.

BENCHMARKS

Tables 3 and 4 compare the performance of variable investment options to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Also, they do not reflect other contract charges such as the mortality and expense risks charge, administrative charges, or any withdrawal or optional benefit charge. Comparisons with these benchmarks, therefore, may be of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income. The benchmarks include:

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  81
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK: 50% Russell 2000 Index and 50%
  Standard & Poor's Mid-Cap Total Return Index.

ALLIANCE COMMON STOCK: Standard & Poor's 500 Index.

ALLIANCE CONSERVATIVE INVESTORS: 70% Lehman Treasury Bond
  Composite Index and 30% Standard & Poor's 500 Index.

ALLIANCE EQUITY INDEX: Standard & Poor's 500 Index.

ALLIANCE GLOBAL: Morgan Stanley Capital International World Index.

ALLIANCE GROWTH AND INCOME: 75% Standard & Poor's 500 Index and 25% Value Line Convertibles Index.

ALLIANCE GROWTH INVESTORS: 70% Standard & Poor's 500 Index and 30% Lehman Government/Corporate Bond Index.

ALLIANCE HIGH YIELD: Merrill Lynch High Yield Master Index.

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES: Lehman
  Intermediate Government Bond Index.

ALLIANCE INTERNATIONAL: Morgan Stanley Capital International
  Europe, Australia, Far East Index.

ALLIANCE MONEY MARKET: Salomon Brothers Three-Month T-Bill
  Index.

EQ/ALLIANCE PREMIER GROWTH: Standard & Poor's 500 Index.

ALLIANCE SMALL CAP GROWTH: Russell 2000 Growth Index.

BT EQUITY 500 INDEX: Standard & Poor's 500 Index.

BT INTERNATIONAL EQUITY INDEX: Morgan Stanley Capital
  International Europe, Australia, Far East Index.

BT SMALL COMPANY INDEX: Russell 2000 Index.

CAPITAL GUARDIAN RESEARCH: Standard & Poor's 500 Index.

CAPITAL GUARDIAN U.S. EQUITY: Standard & Poor's 500 Index.

EQ/EVERGREEN: Russell 2000 Index.

EQ/EVERGREEN FOUNDATION: 60% Standard & Poor's 500
  Index/40% Lehman Brothers Aggregate Bond Index.

MERRILL LYNCH BASIC VALUE EQUITY: Standard & Poor's 500 Index.

MERRILL LYNCH WORLD STRATEGY: 36% Standard & Poor's 500
  Index/24% Morgan Stanley Capital International Europe, Australia, Far East Index/21% Salomon Brothers U.S. Treasury Bond 1 Year+
  14% Salomon Brothers World Government Bond (excluding
  U.S.)/and 5% Three-Month U.S. Treasury Bill.

MFS EMERGING GROWTH COMPANIES: Russell 2000 Index.

MFS GROWTH WITH INCOME: Standard & Poor's 500 Index.

MFS RESEARCH: Standard & Poor's 500 Index.

MORGAN STANLEY EMERGING MARKETS EQUITY: Morgan Stanley
  Capital International Emerging Markets Free Price Return Index.

EQ/PUTNAM BALANCED: 60% Standard & Poor's 500 Index and 40%
  Lehman Government/ Corporate Bond Index.

EQ/PUTNAM GROWTH & INCOME VALUE: Standard & Poor's 500
  Index.

T. ROWE PRICE EQUITY INCOME: Standard & Poor's 500 Index.

T. ROWE PRICE INTERNATIONAL STOCK: Morgan Stanley Capital
  International Europe, Australia, Far East Index.

WARBURG PINCUS SMALL COMPANY VALUE: Russell 2000 Index.

--------------------------------------------------------------------------------

LIPPER SURVEY. The Lipper Variable Insurance Products Performance Analysis Survey (Lipper Survey) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc. (Lipper), the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Equitable Accumulator performance relative to other variable annuity products.

--------------------------------------------------------------------------------
82  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

                                   TABLE 1
AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998:


--------------------------------------------------------------------------------------------------------------------------
                                                                    LENGTH OF INVESTMENT PERIOD
                                             -----------------------------------------------------------------------------
                                                                                                  SINCE        SINCE
                                                      1          3           5         10         OPTION      PORTFOLIO
VARIABLE INVESTMENT OPTIONS                         YEAR       YEARS       YEARS      YEARS     INCEPTION*   INCEPTION**
--------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                          (8.60)%      7.09%      8.76%      16.79%      11.32%       15.54%
--------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                              20.02%      24.05%     19.18%      16.35%      23.52%       14.23%
--------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors                     4.77%       7.00%      6.64%          -        8.58%        7.08%
--------------------------------------------------------------------------------------------------------------------------
Alliance Equity Index                              18.73%      24.05%         -           -       23.15%       20.82%
--------------------------------------------------------------------------------------------------------------------------
Alliance Global                                    12.56%      12.27%     11.55%      12.58%      12.90%        9.65%
--------------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income                         11.64%      18.96%     15.09%          -       18.15%       12.26%
--------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                           9.93%      12.51%     11.18%          -       13.87%       12.68%
--------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                               (13.96)%      7.72%      7.28%       8.93%       8.45%        8.27%
--------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities        (1.27)%      2.49%      2.60%          -        3.78%        4.71%
--------------------------------------------------------------------------------------------------------------------------
Alliance International                              1.51%       1.81%         -           -        3.67%        4.00%
--------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                              (3.64)%      1.59%      2.40%       3.35%       1.95%        4.74%
--------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                         (13.03)%         -          -           -        5.51%        5.51%
--------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                                16.14%          -          -           -       16.14%       16.14%
--------------------------------------------------------------------------------------------------------------------------
BT International Equity Index                      11.17%          -          -           -       11.17%       11.17%
--------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                            (10.93)%         -          -           -      (10.93)%     (10.93)%
--------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                    2.78%          -          -           -        9.86%        9.86%
--------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                       (1.92)%         -          -           -        1.19%        1.19%
--------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                      25.40%          -          -           -       24.05%       24.05%
--------------------------------------------------------------------------------------------------------------------------
MFS Research                                       15.13%          -          -           -       15.64%       15.64%
--------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity            (35.31)%         -          -           -      (35.31)%     (28.99)%
--------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                                  3.00%          -          -           -        8.69%        8.69%
--------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                     4.00%          -          -           -       10.08%       10.08%
--------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                         0.30%          -          -           -       11.02%       11.02%
--------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                   4.86%          -          -           -        1.23%        1.23%
--------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value                (18.52)%         -          -           -       (1.03)%      (1.03)%
--------------------------------------------------------------------------------------------------------------------------

----------

* The variable investment option inception dates are: Alliance Aggressive Stock, Alliance Common Stock, Alliance Conservative Investors, Alliance Equity Index, Alliance Global, Alliance Growth and Income, Alliance Growth Investors, Alliance High Yield, Alliance Intermediate Government Securities, Alliance International, and Alliance Money Market (May 1, 1995); Alliance Small Cap Growth, Merrill Lynch Basic Value Equity, Merrill Lynch World Strategy, MFS Emerging Growth Companies, MFS Research, T. Rowe Price Equity Income, T. Rowe Price International Stock, and Warburg Pincus Small Company Value (May 1, 1997); Morgan Stanley Emerging Markets Equity (September 2,
   1997); BT Equity 500 Index, BT International Equity Index, and BT Small Company Index (December 31, 1997). The inception dates for the variable investment options that became available on or after December 31, 1998 and are therefore not shown in this table are: EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income (December 31, 1998); EQ/Alliance Premier Growth, Capital Guardian Research, and Capital Guardian U.S. Equity (April 30, 1999).

** The inception dates for the portfolios underlying the Alliance variable investment options are for portfolios of The Hudson River Trust, the assets of which became assets of corresponding portfolios of EQ Advisors Trust on October 18, 1999. The portfolio inception dates are: Alliance Aggressive Stock (January 27, 1986); Alliance Common Stock (January 13, 1976); Alliance Conservative Investors and Alliance Growth Investors (October 2, 1989); Alliance Equity Index (March 1, 1994); Alliance Global (August 27, 1987); Alliance Growth & Income (October 1, 1993); Alliance High Yield (January 2,
   1987); Alliance Intermediate Government Securities (April 1, 1991); Alliance International (April 3, 1995); Alliance Money Market (July 13, 1981); Alliance Small Cap Growth, Merrill Lynch Basic Value Equity, Merrill Lynch World Strategy, MFS Emerging Growth Companies, MFS Research, T. Rowe Price Equity Income, T. Rowe Price International Stock, and Warburg Pincus Small Company Value (May 1, 1997); BT Equity 500 Index, BT International Equity Index, and BT Small Company Index (December 31, 1997); and Morgan Stanley Emerging Markets Equity (August 20, 1997). The inception dates for the portfolios that became available on or after December 31, 1998 and are therefore not shown in the tables are: EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income (December 31, 1998); EQ/Alliance Premier Growth, Capital Guardian Research, and Capital Guardian U.S. Equity (April 30, 1999).

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  83
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                     TABLE 2
       GROWTH OF $1,000 UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998:


                                                                   LENGTH OF INVESTMENT PERIOD
                                                                                                           SINCE
                                                   1             3              5              10        PORTFOLIO
VARIABLE INVESTMENT OPTIONS                      YEAR          YEARS          YEARS          YEARS       INCEPTION*
Alliance Aggressive Stock                     $  914.00      $1,228.21      $1,521.63      $4,719.54     $ 6,539.96
Alliance Common Stock                         $1,200.20      $1,908.73      $2,404.59      $4,547.90     $21,336.21
Alliance Conservative Investors               $1,047.70      $1,225.00      $1,379.44              -     $ 1,982.04
Alliance Equity Index                         $1,187.30      $1,908.72              -              -     $ 2,574.27
Alliance Global                               $1,125.60      $1,414.94      $1,726.85      $3,269.70     $ 3,019.33
Alliance Growth and Income                    $1,116.40      $1,683.32      $2,019.39              -     $ 2,001.59
Alliance Growth Investors                     $1,099.30      $1,424.03      $1,698.74              -     $ 3,300.32
Alliance High Yield                           $  860.40      $1,250.11      $1,421.32      $2,352.06     $ 2,593.84
Alliance Intermediate Government Securities   $  987.30      $1,076.51      $1,137.21              -     $ 1,444.69
Alliance International                        $1,015.10      $1,055.26              -              -     $ 1,169.83
Alliance Money Market                         $  963.60      $1,048.36      $1,126.12      $1,390.07     $ 2,302.95
Alliance Small Cap Growth                     $  869.70              -              -              -     $ 1,113.16
BT Equity 500 Index                           $1,161.40              -              -              -     $ 1,161.40
BT International Equity Index                 $1,111.70              -              -              -     $ 1,111.70
BT Small Company Index                        $  890.70              -              -              -     $   890.70
Merrill Lynch Basic Value Equity              $1,027.80              -              -              -     $ 1,206.83
Merrill Lynch World Strategy                  $  980.80              -              -              -     $ 1,023.94
MFS Emerging Growth Companies                 $1,254.00              -              -              -     $ 1,538.76
MFS Research                                  $1,151.30              -              -              -     $ 1,337.29
Morgan Stanley Emerging Markets Equity        $  646.90              -              -              -     $   504.25
EQ/Putnam Balanced                            $1,030.00              -              -              -     $ 1,181.35
EQ/Putnam Growth & Income Value               $1,040.00              -              -              -     $ 1,211.78
T. Rowe Price Equity Income                   $1,003.00              -              -              -     $ 1,232.45
T. Rowe Price International Stock             $1,048.60              -              -              -     $ 1,024.67
Warburg Pincus Small Company Value            $  814.80              -              -              -     $   979.50

----------
*     Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
84  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                   TABLE 3
       ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:


--------------------------------------------------------------------------------------------------------------------
                                                                                                            SINCE
                                                                                                          PORTFOLIO
                                         1 YEAR       3 YEARS     5 YEARS      10 YEARS      20 YEARS     INCEPTION*
--------------------------------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK                (1.30)%       8.97%       9.67%        16.99%            -         15.88%
--------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap Growth                   12.16%       16.33%      14.87%        15.44%            -         13.69%
--------------------------------------------------------------------------------------------------------------------
 Benchmark                                8.28%       17.77%      15.56%        16.49%            -         14.78%
--------------------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK                    27.32%       25.56%      19.97%        16.74%        16.71%        14.53%
--------------------------------------------------------------------------------------------------------------------
 Lipper Growth                           22.86%       22.23%      18.63%        16.72%        16.30%        16.01%
--------------------------------------------------------------------------------------------------------------------
 Benchmark                               28.58%       28.23%      24.06%        19.21%        17.76%        15.98%
--------------------------------------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS          12.07%        8.93%       7.65%            -             -          8.24%
--------------------------------------------------------------------------------------------------------------------
 Lipper Flexible Portfolio               14.20%       15.62%      14.31%            -             -         12.55%
--------------------------------------------------------------------------------------------------------------------
 Benchmark                               15.59%       14.45%      13.37%            -             -         12.08%
--------------------------------------------------------------------------------------------------------------------
ALLIANCE EQUITY INDEX                    26.03%       25.56%          -             -             -         22.35%
--------------------------------------------------------------------------------------------------------------------
 Lipper S&P 500 Index                    28.05%       27.67%          -             -             -         24.31%
--------------------------------------------------------------------------------------------------------------------
 Benchmark                               28.58%       28.23%          -             -             -         24.79%
--------------------------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL                          19.86%       14.05%      12.43%        12.97%            -         10.76%
--------------------------------------------------------------------------------------------------------------------
 Lipper Global                           14.34%       14.67%      11.98%        11.21%            -          9.64%
--------------------------------------------------------------------------------------------------------------------
 Benchmark                               24.34%       17.77%      15.68%        10.66%            -          9.55%
--------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH AND INCOME               18.94%       20.57%      15.93%            -             -         14.97%
--------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                  15.61%       21.25%      18.35%            -             -         17.89%
--------------------------------------------------------------------------------------------------------------------
 Benchmark                               20.10%       23.99%      21.07%            -             -         20.48%
--------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS                17.23%       14.28%      12.08%            -             -         14.21%
--------------------------------------------------------------------------------------------------------------------
 Lipper Flexible Portfolio               14.20%       15.62%      14.31%            -             -         12.55%
--------------------------------------------------------------------------------------------------------------------
 Benchmark                               22.85%       22.69%      19.96%            -             -         15.55%
--------------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                      (6.66)%       9.57%       8.23%         9.39%            -          8.73%
--------------------------------------------------------------------------------------------------------------------
Lipper High Current Yield                (0.44)%       8.21%       7.37%         9.34%            -          8.97%
--------------------------------------------------------------------------------------------------------------------
Benchmark                                 3.66%        9.11%       9.01%        11.08%            -         10.72%
--------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE GOVERNMENT
 SECURITIES                               6.03%        4.56%       3.71%            -             -          5.41%
--------------------------------------------------------------------------------------------------------------------
 Lipper Intermediate Government           7.68%        6.21%       5.91%            -             -          7.25%
--------------------------------------------------------------------------------------------------------------------
 Benchmark                                8.49%        6.74%       6.45%            -             -          7.60%
--------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL                    8.81%        3.90%          -             -             -          5.76%
--------------------------------------------------------------------------------------------------------------------
 Lipper International                    13.02%        9.94%          -             -             -         10.74%
--------------------------------------------------------------------------------------------------------------------
 Benchmark                               20.00%        9.00%          -             -             -          9.68%
--------------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                     3.66%        3.68%       3.49%         3.90%            -          5.38%
--------------------------------------------------------------------------------------------------------------------
Lipper Money Market                       4.84%        4.87%       4.77%         5.20%            -          6.77%
--------------------------------------------------------------------------------------------------------------------
Benchmark                                 5.05%        5.18%       5.11%         5.44%            -          6.76%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  85
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                               TABLE 3 (CONTINUED)
         ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:



------------------------------------------------------------------------------------------------------------------
                                                                                                       SINCE
                                                                                                     PORTFOLIO
                                         1 YEAR      3 YEARS     5 YEARS    10 YEARS    20 YEARS     INCEPTION*
------------------------------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH                 (5.73)%       --          --          --          --           10.53%
------------------------------------------------------------------------------------------------------------------
 Lipper Small Company Growth              (0.33)%       --          --          --          --           16.72%
------------------------------------------------------------------------------------------------------------------
 Benchmark                                 1.23%        --          --          --          --           16.58%
------------------------------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX                       23.44%        --          --          --          --           23.44%
------------------------------------------------------------------------------------------------------------------
 Lipper S&P 500 Index                     26.78%        --          --          --          --           26.78%
------------------------------------------------------------------------------------------------------------------
 Benchmark                                28.58%        --          --          --          --           28.58%
------------------------------------------------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX             18.47%        --          --          --          --           18.47%
------------------------------------------------------------------------------------------------------------------
 Lipper International                     12.17%        --          --          --          --           12.17%
------------------------------------------------------------------------------------------------------------------
 Benchmark                                20.00%        --          --          --          --           20.00%
------------------------------------------------------------------------------------------------------------------
BT SMALL COMPANY INDEX                    (3.63)%       --          --          --          --           (3.63)%
------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                          1.53%        --          --          --          --            1.53%
------------------------------------------------------------------------------------------------------------------
 Benchmark                                (2.54)%       --          --          --          --           (2.54)%
------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY          10.08%        --          --          --          --           15.76%
------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                   15.54%        --          --          --          --           21.32%
------------------------------------------------------------------------------------------------------------------
 Benchmark                                28.58%        --          --          --          --           31.63%
------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY               5.38%        --          --          --          --            5.50%
------------------------------------------------------------------------------------------------------------------
 Lipper Global Flexible Portfolio          9.34%        --          --          --          --           11.15%
------------------------------------------------------------------------------------------------------------------
 Benchmark                                19.55%        --          --          --          --           20.00%
------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES             32.70%        --          --          --          --           33.03%
------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap                           15.97%        --          --          --          --           22.72%
------------------------------------------------------------------------------------------------------------------
 Benchmark                                (2.54)%       --          --          --          --           14.53%
------------------------------------------------------------------------------------------------------------------
MFS RESEARCH                              22.43%        --          --          --          --           22.75%
------------------------------------------------------------------------------------------------------------------
 Lipper Growth                            25.82%        --          --          --          --           28.73%
------------------------------------------------------------------------------------------------------------------
 Benchmark                                28.58%        --          --          --          --           31.63%
------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS
 EQUITY                                  (28.01)%       --          --          --          --          (33.62)%
------------------------------------------------------------------------------------------------------------------
 Lipper Emerging Markets                 (30.50)%       --          --          --          --          (36.28)%
------------------------------------------------------------------------------------------------------------------
 Benchmark                               (25.34)%       --          --          --          --          (28.92)%
------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM BALANCED                        10.30%        --          --          --          --           14.38%
------------------------------------------------------------------------------------------------------------------
 Lipper Balanced                          14.61%        --          --          --          --           17.83%
------------------------------------------------------------------------------------------------------------------
 Benchmark                                21.36%        --          --          --          --           23.48%
------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE           11.30%        --          --          --          --           16.03%
------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                   15.54%        --          --          --          --           21.32%
------------------------------------------------------------------------------------------------------------------
 Benchmark                                28.58%        --          --          --          --           31.63%
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
86  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                               TABLE 3 (CONTINUED)
         ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

-------------------------------------------------------------------------------------------------------------------
                                                                                                         SINCE
                                                                                                       PORTFOLIO
                                           1 YEAR       3 YEARS     5 YEARS    10 YEARS    20 YEARS    INCEPTION*
-------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME                  7.60%          --        --          --          --         17.14%
-------------------------------------------------------------------------------------------------------------------
 Lipper Equity Income                       10.76%          --        --          --          --         19.07%
-------------------------------------------------------------------------------------------------------------------
 Benchmark                                  28.58%          --        --          --          --         31.63%
-------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK           12.16%          --        --          --          --          5.57%
-------------------------------------------------------------------------------------------------------------------
 Lipper International                       12.17%          --        --          --          --          9.06%
-------------------------------------------------------------------------------------------------------------------
 Benchmark                                  20.00%          --        --          --          --         13.43%
-------------------------------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE         (11.22)%         --        --          --          --          2.84%
-------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                            1.53%          --        --          --          --         16.77%
-------------------------------------------------------------------------------------------------------------------
 Benchmark                                  (2.54)%         --        --          --          --         14.53%
-------------------------------------------------------------------------------------------------------------------

----------
* Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
                                                     INVESTMENT PERFGORMANCE  87
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                     TABLE 4
         CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  SINCE
                                                                                                               PORTFOLIO
                                        1 YEAR        3 YEARS       5 YEARS       10 YEARS        20 YEARS     INCEPTION*
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK                (1.30)%        29.40%        58.67%        380.08%             --        572.32%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap Growth                   12.16%         58.64%       102.73%        334.88%             --        448.32%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                8.28%         63.35%       106.12%        360.30%             --        494.67%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK                    27.32%         97.96%       148.48%        370.07%       2,099.77%     2,154.10%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Growth                           22.86%         84.52%       138.97%        388.00%       2,185.68%     3,490.04%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               28.58%        110.85%       193.91%        479.62%       2,530.43%     2,919.92%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS          12.07%         29.27%        44.55%            --              --        107.87%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Flexible Portfolio               14.20%         55.28%        97.15%            --              --        202.48%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               15.59%         49.92%        87.28%            --              --        187.40%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE EQUITY INDEX                    26.03%         97.97%           --             --              --        165.20%
----------------------------------------------------------------------------------------------------------------------------
 Lipper S&P 500 Index                    28.05%        108.12%           --             --              --        186.34%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               28.58%        110.85%           --             --              --        192.17%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL                          19.86%         48.36%        79.63%        238.62%             --        218.67%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Global                           14.34%         51.58%        77.94%        194.96%             --        188.08%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               24.34%         63.34%       107.19%        175.31%             --        181.57%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH AND INCOME               18.94%         75.29%       109.41%            --              --        108.03%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                  15.61%         79.05%       133.95%            --              --        139.10%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               20.10%         90.62%       160.09%            --              --        166.00%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS                17.23%         49.26%        76.90%            --              --        241.78%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Flexible Portfolio               14.20%         55.28%        97.15%            --              --        202.48%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               22.85%         84.68%       148.41%            --              --        280.88%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                      (6.66)%        31.56%        48.53%        145.25%             --        172.86%
----------------------------------------------------------------------------------------------------------------------------
 Lipper High Current Yield               (0.44)%        26.80%        43.00%        145.62%             --        182.21%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                3.66%         29.90%        53.96%        186.01%             --        239.69%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE
 GOVERNMENT SECURITIES                    6.03%         14.30%        19.96%            --              --         50.39%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Intermediate Government           7.68%         19.84%        33.36%            --              --         72.35%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                8.49%         21.61%        36.71%            --              --         76.55%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL                    8.81%         12.15%           --             --              --         23.33%
----------------------------------------------------------------------------------------------------------------------------
 Lipper International                    13.02%         33.62%           --             --              --         47.74%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               20.00%         29.52%           --             --              --         41.40%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                     3.66%         11.45%        18.71%         46.56%             --        149.59%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Money Market                      4.84%         15.34%        26.25%         66.09%             --        214.68%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                5.05%         16.35%        28.27%         69.88%             --        214.45%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
88  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                               TABLE 4 (CONTINUED)
         CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

---------------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                                                        PORTFOLIO
                                         1 YEAR       3 YEARS     5 YEARS     10 YEARS     20 YEARS     INCEPTION*
---------------------------------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH                 (5.73)%        --          --         --            --           18.19%
---------------------------------------------------------------------------------------------------------------------
 Lipper Small Company Growth              (0.33)%        --          --         --            --           28.98%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                 1.23%         --          --         --            --           29.23%
---------------------------------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX                       23.44%         --          --         --            --           23.44%
---------------------------------------------------------------------------------------------------------------------
 Lipper S&P 500 Index                     26.78%         --          --         --            --           26.78%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                28.58%         --          --         --            --           28.58%
---------------------------------------------------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX             18.47%         --          --         --            --           18.47%
---------------------------------------------------------------------------------------------------------------------
 Lipper International                     12.17%         --          --         --            --           12.23%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                20.00%         --          --         --            --           20.00%
---------------------------------------------------------------------------------------------------------------------
BT SMALL COMPANY INDEX                    (3.63)%        --          --         --            --           (3.63)%
---------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                          1.53%         --          --         --            --            1.49%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                (2.54)%        --          --         --            --           (2.54)%
---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY          10.08%         --          --         --            --           27.65%
---------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                   15.54%         --          --         --            --           15.59%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                28.58%         --          --         --            --           57.60%
---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY               5.38%         --          --         --            --            9.34%
---------------------------------------------------------------------------------------------------------------------
 Lipper Global Flexible Portfolio          9.34%         --          --         --            --           19.41%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                19.55%         --          --         --            --           33.33%
---------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES             32.70%         --          --         --            --           60.99%
---------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap                           15.97%         --          --         --            --           42.16%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                (2.54)%        --          --         --            --           25.40%
---------------------------------------------------------------------------------------------------------------------
MFS RESEARCH                              22.43%         --          --         --            --           40.79%
---------------------------------------------------------------------------------------------------------------------
 Lipper Growth                            25.82%         --          --         --            --           52.86%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                28.58%         --          --         --            --           57.60%
---------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING
 MARKETS EQUITY                          (28.01)%        --          --         --            --          (42.83)%
---------------------------------------------------------------------------------------------------------------------
 Lipper Emerging Markets                 (30.50)%        --          --         --            --          (45.67)%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                               (25.34)%        --          --         --            --          (36.71)%
---------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM BALANCED                        10.30%         --          --         --            --           25.12%
---------------------------------------------------------------------------------------------------------------------
 Lipper Balanced                          14.61%         --          --         --            --           31.59%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                21.36%         --          --         --            --           42.22%
---------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME
 VALUE                                    11.30%         --          --         --            --           28.16%
---------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                   15.54%         --          --         --            --           38.49%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                28.58%         --          --         --            --           57.60%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  89
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                               TABLE 4 (CONTINUED)
         CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

---------------------------------------------------------------------------------------------------------------
                                                                                                     SINCE
                                                                                                  PORTFOLIO
                                    1 YEAR       3 YEARS     5 YEARS     10 YEARS     20 YEARS    INCEPTION*
---------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME           7.60%         --          --         --            --          30.21%
---------------------------------------------------------------------------------------------------------------
 Lipper Equity Income                10.76%         --          --         --            --          33.92%
---------------------------------------------------------------------------------------------------------------
 Benchmark                           28.58%         --          --         --            --          57.60%
---------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL
 STOCK                               12.16%         --          --         --            --           9.46%
---------------------------------------------------------------------------------------------------------------
 Lipper International                12.17%         --          --         --            --          15.88%
---------------------------------------------------------------------------------------------------------------
 Benchmark                           20.00%         --          --         --            --          23.42%
---------------------------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY
 VALUE                              (11.22)%        --          --         --            --           4.79%
---------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                     1.53%         --          --         --            --          29.95%
---------------------------------------------------------------------------------------------------------------
 Benchmark                           (2.54)%        --          --         --            --          25.40%
---------------------------------------------------------------------------------------------------------------

----------
* Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
90  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                     TABLE 5
                          YEAR-BY-YEAR RATES OF RETURN:

------------------------------------------------------------------------------------------------------------------------------------
                                           1989     1990     1991    1992     1993    1994      1995     1996      1997      1998
------------------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                  41.22%   6.43%   83.89%  (4.71)%  14.89%  (5.35)%   29.54%    20.24%    9.04%     (1.30)%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                      23.60%  (9.59)%  35.69%   1.57%   22.83%  (3.70)%   30.34%    22.28%   27.16%     27.32%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors             2.67%   4.66%   17.97%   4.03%    9.04%  (5.63)%   18.49%     3.52%   11.43%     12.07%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Equity Index                         --      --       --      --       --   (0.26)%   34.31%    20.42%   30.45%     26.03%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Global                            24.72%  (7.58)%  28.47%  (2.10)%  30.01%   3.56%    16.92%    12.76%    9.77%     19.86%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income                    --      --       --      --    (0.66)% (2.16)%   22.10%    18.16%   24.73%     18.94%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                   3.42%   8.89%   46.53%   3.22%   13.43%  (4.70)%   24.36%    10.80%   14.92%     17.23%
------------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                         3.46%  (2.70)%  22.48%  10.51%   21.19%  (4.33)%   18.01%    20.91%   16.58%     (6.66)%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities   --      --    10.92%   3.90%    8.78%  (5.90)%   11.52%     2.11%    5.58%      6.03%
------------------------------------------------------------------------------------------------------------------------------------
Alliance International                        --      --       --      --       --      --      9.97%     8.04%   (4.60)%     8.81%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                       7.45%   6.50%    4.49%   1.91%    1.32%   2.36%     4.06%     3.64%    3.74%      3.66%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                     --      --       --      --       --      --        --        --    25.38%+    (5.73)%
------------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                           --      --       --      --       --      --        --        --       --      23.44%
------------------------------------------------------------------------------------------------------------------------------------
BT International Equity Index                 --      --       --      --       --      --        --        --       --      18.47%
------------------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                        --      --       --      --       --      --        --        --       --      (3.63)%
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity              --      --       --      --       --      --        --        --    15.97%+    10.08%
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                  --      --       --      --       --      --        --        --     3.76%+     5.38%
------------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                 --      --       --      --       --      --        --        --    21.32%+    32.70%
------------------------------------------------------------------------------------------------------------------------------------
MFS Research                                  --      --       --      --       --      --        --        --    14.99%+    22.43%
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity        --      --       --      --       --      --        --        --   (20.59)%+  (28.01)%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                            --      --       --      --       --      --        --        --    13.43%+    10.30%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value               --      --       --      --       --      --        --        --    15.15%+    11.30%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                   --      --       --      --       --      --        --        --    21.01%+     7.60%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock             --      --       --      --       --      --        --        --    (2.41)%+   12.16%
------------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value            --      --       --      --       --      --        --        --    18.04%+   (11.22)%
------------------------------------------------------------------------------------------------------------------------------------

----------
+ Returns for these portfolios represent less than 12 months of performance. The returns are as of each portfolio inception date as shown in Table 1.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  91
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


COMMUNICATING PERFORMANCE DATA

In reports or other communications to contract owners or in advertising material, we may describe general economic and market conditions affecting our variable investment options and the portfolios and may compare the performance or ranking of those options and the portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS, or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

o  data developed by us derived from such indices or averages.

We also may furnish to present or prospective contract owners advertisements or other communications that include evaluations of a variable investment option or portfolio by nationally recognized financial publications. Examples of such publications are:

---------------------------------------------------------------
Barron's                         Investment Management Weekly
Morningstar's Variable           Money Management Letter
  Annuity Sourcebook             Investment Dealers Digest
Business Week                    National Underwriter
Forbes                           Pension & Investments
Fortune                          USA Today
Institutional Investor           Investor's Business Daily
Money                            The New York Times
Kiplinger's Personal Finance     The Wall Street Journal
Financial Planning               The Los Angeles Times
Investment Adviser               The Chicago Tribune
---------------------------------------------------------------

Lipper compiles performance data for peer universes of funds with similar investment objectives in its Lipper Survey. Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "separate account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable life and annuity contracts; and

o The "mutual fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges. VARDS is a monthly reporting service that monitors approximately 2,500 variable life and variable annuity funds on performance and account information.

YIELD INFORMATION

Current yield for the Alliance Money Market option will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yield for the Alliance High Yield option and Alliance Intermediate Government Securities option will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months).

"Effective yield" is calculated in a similar manner, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the Alliance Money Market option. The current yields and effective yields assume the deduction of all contract charges and expenses other than the withdrawal charge, the optional baseBUILDER benefits charge, the annual administrative charge, and any charge for

--------------------------------------------------------------------------------
92  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


taxes such as premium tax. The yields and effective yields for the Alliance Money Market option, when used for the special dollar cost averaging program, assume that no contract charges are deducted. For more information, see "Yield Information for the Alliance Money Market Option, Alliance High Yield Option, and Alliance Intermediate Government Securities Option" in the SAI.

--------------------------------------------------------------------------------
                             INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE  93
--------------------------------------------------------------------------------


10
Incorporation of certain documents by reference


--------------------------------------------------------------------------------


Equitable Life's annual report on Form 10-K for the year ended December 31, 1998, a current report on Form 8-K dated September 1, 1999, and a quarterly report on Form 10-Q for the quarter ended June 30, 1999, are considered to be a part of this prospectus because they are incorporated by reference.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act") will be considered to become part of this prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a Web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone:
(212) 554-1234).

--------------------------------------------------------------------------------
                                APPENDIX I: CONDENSED FINANCIAL INFORMATION  A-1
--------------------------------------------------------------------------------


Appendix I: Condensed financial information


--------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION


------------------------------------------------------------------------
                                                  FOR THE YEAR ENDING
                                                     DEC. 31, 1998
                                                  -------------------

ALLIANCE AGGRESSIVE STOCK
------------------------------------------------------------------------
 Unit value                                            $  69.37
------------------------------------------------------------------------
 Number of units outstanding (000s)                         293
------------------------------------------------------------------------
ALLIANCE COMMON STOCK
------------------------------------------------------------------------
 Unit value                                            $ 237.18
------------------------------------------------------------------------
 Number of units outstanding (000s)                         550
------------------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS
------------------------------------------------------------------------
 Unit value                                            $  21.20
------------------------------------------------------------------------
 Number of units outstanding (000s)                         659
------------------------------------------------------------------------
ALLIANCE EQUITY INDEX
------------------------------------------------------------------------
 Unit value                                            $  26.73
------------------------------------------------------------------------
 Number of units outstanding (000s)                           2
------------------------------------------------------------------------
ALLIANCE GLOBAL
------------------------------------------------------------------------
 Unit value                                            $  32.58
------------------------------------------------------------------------
 Number of units outstanding (000s)                         354
------------------------------------------------------------------------
ALLIANCE GROWTH AND INCOME
------------------------------------------------------------------------
 Unit value                                            $  20.99
------------------------------------------------------------------------
 Number of units outstanding (000s)                       1,853
------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS
------------------------------------------------------------------------
 Unit value                                            $  34.84
------------------------------------------------------------------------
 Number of units outstanding (000s)                         694
------------------------------------------------------------------------
ALLIANCE HIGH YIELD
------------------------------------------------------------------------
 Unit value                                            $  27.96
------------------------------------------------------------------------
 Number of units outstanding (000s)                         801
------------------------------------------------------------------------
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES
------------------------------------------------------------------------
 Unit value                                            $  15.25
------------------------------------------------------------------------
 Number of units outstanding (000s)                         929
------------------------------------------------------------------------

--------------------------------------------------------------------------------
A-2  APPENDIX I: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


------------------------------------------------------------------------
                                                FOR THE YEAR ENDING
                                                   DEC. 31, 1998
                                                --------------------
ALLIANCE INTERNATIONAL
------------------------------------------------------------------------
 Unit value                                        $  12.40
------------------------------------------------------------------------
 Number of units outstanding (000s)                     166
------------------------------------------------------------------------
ALLIANCE MONEY MARKET
------------------------------------------------------------------------
 Unit value                                        $  25.92
------------------------------------------------------------------------
 Number of units outstanding (000s)                   1,566
------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH
------------------------------------------------------------------------
 Unit value                                        $  11.82
------------------------------------------------------------------------
 Number of units outstanding (000s)                     775
------------------------------------------------------------------------
BT EQUITY 500 INDEX
------------------------------------------------------------------------
 Unit value                                        $  12.34
------------------------------------------------------------------------
 Number of units outstanding (000s)                   2,426
------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX
------------------------------------------------------------------------
 Unit value                                        $  11.85
------------------------------------------------------------------------
 Number of units outstanding (000s)                     242
------------------------------------------------------------------------
BT SMALL COMPANY INDEX
------------------------------------------------------------------------
 Unit value                                        $   9.64
------------------------------------------------------------------------
 Number of units outstanding (000s)                     284
------------------------------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY
------------------------------------------------------------------------
 Unit value                                        $  12.76
------------------------------------------------------------------------
 Number of units outstanding (000s)                   1,009
------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY
------------------------------------------------------------------------
 Unit value                                        $  10.94
------------------------------------------------------------------------
 Number of units outstanding (000s)                     140
------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES
------------------------------------------------------------------------
 Unit value                                        $  16.10
------------------------------------------------------------------------
 Number of units outstanding (000s)                   1,942
------------------------------------------------------------------------
MFS RESEARCH
------------------------------------------------------------------------
 Unit value                                        $  14.08
------------------------------------------------------------------------
 Number of units outstanding (000s)                   1,479
------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY
------------------------------------------------------------------------
 Unit value                                        $   5.72
------------------------------------------------------------------------
 Number of units outstanding (000s)                     177
------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                APPENDIX I: CONDENSED FINANCIAL INFORMATION  A-3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


-------------------------------------------------------------------
                                            FOR THE YEAR ENDING
                                             DEC. 31, 1998
                                       ------------------------
EQ/PUTNAM BALANCED
-------------------------------------------------------------------
 Unit value                                    $  12.51
-------------------------------------------------------------------
 Number of units outstanding (000s)               1,136
-------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE
-------------------------------------------------------------------
 Unit value                                    $  12.82
-------------------------------------------------------------------
 Number of units outstanding (000s)                 867
-------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME
-------------------------------------------------------------------
 Unit value                                    $  13.02
-------------------------------------------------------------------
 Number of units outstanding (000s)               1,059
-------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK
-------------------------------------------------------------------
 Unit value                                    $  10.95
-------------------------------------------------------------------
 Number of units outstanding (000s)                 705
-------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE
-------------------------------------------------------------------
 Unit value                                    $  10.48
-------------------------------------------------------------------
 Number of units outstanding (000s)                 560
-------------------------------------------------------------------

--------------------------------------------------------------------------------
                      APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CONTRACTS  B-1
--------------------------------------------------------------------------------


Appendix II: Purchase considerations for QP contracts


--------------------------------------------------------------------------------

Trustees who are considering the purchase of an Equitable Accumulator QP contract should discuss with their tax advisers whether this is an appropriate investment vehicle for the employer's plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the guaranteed minimum income benefit, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Equitable Accumulator QP contract or another annuity. Therefore, you should purchase an Equitable Accumulator QP Contract to fund a plan for the contract's features and benefits other than tax deferral. This QP contract accepts transfer contributions only and not regular, ongoing payroll contributions. For 401(k) plans under defined contribution plans, no employee after-tax contributions are accepted.

Under defined benefit plans, we will not accept rollovers from a defined contribution plan to a defined benefit plan. We will only accept transfers from a defined benefit plan or a change of investment vehicles in the plan. For defined benefit plans, the maximum percentage of actuarial value of the plan participant/employee's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant/employee. Equitable Life does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit. If overfunding of a plan occurs, withdrawals from the QP contract may be required. A withdrawal charge and/or market value adjustment may apply.

Further, Equitable Life will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant/employee takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan.

Given that required minimum distributions must generally commence from the plan for annuitants after age 70 1/2, trustees should consider whether the QP contract is an appropriate purchase for annuitants approaching or over age
70 1/2.

Finally, because the method of purchasing the QP contract and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

--------------------------------------------------------------------------------
                     APPENDIX III: PURCHASE CONSIDERATIONS FOR QP CONTRACTS  C-1
--------------------------------------------------------------------------------


Appendix III: Market value adjustment example


--------------------------------------------------------------------------------

The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2000 to a fixed maturity option with a maturity date of February 15, 2009 (nine years later) at a rate to maturity of 7.00%, resulting in a maturity value at the maturity date of $183,846. We further assume that a withdrawal of $50,000 is made four years later on February 15, 2004.

-------------------------------------------------------------------------------------------------
                                                                     ASSUMED RATE TO MATURITY
                                                                       ON FEBRUARY 15, 2004
                                                                  -------------------------------
                                                                       5.00%        9.00%
-------------------------------------------------------------------------------------------------
AS OF FEBRUARY 15, 2004 (BEFORE WITHDRAWAL)
-------------------------------------------------------------------------------------------------
(1) Market adjusted amount                                            $144,048    $ 119,487
-------------------------------------------------------------------------------------------------
(2) Fixed maturity amount                                             $131,080    $ 131,080
-------------------------------------------------------------------------------------------------
(3) Market value adjustment:
    (1) - (2)                                                         $ 12,968    $ (11,593)
-------------------------------------------------------------------------------------------------
ON FEBRUARY 15, 2004 (AFTER WITHDRAWAL)
-------------------------------------------------------------------------------------------------
(4) Portion of market value adjustment associated with withdrawal:
    (3) x [$50,000/(1)]                                               $  4,501    $  (4,851)
-------------------------------------------------------------------------------------------------
(5) Reduction in fixed maturity amount:
    [$50,000 - (4)]                                                   $ 45,499    $  54,851
-------------------------------------------------------------------------------------------------
(6) Fixed maturity amount: (2) - (5)                                  $ 85,581    $  76,229
-------------------------------------------------------------------------------------------------
(7) Maturity value                                                    $120,032    $ 106,915
-------------------------------------------------------------------------------------------------
(8) Market adjusted amount of (7)                                     $ 94,048    $  69,487
-------------------------------------------------------------------------------------------------

You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

--------------------------------------------------------------------------------
                      APPENDIX IV: GUARANTEED MINIMUM DEATH BENEFIT EXAMPLE  D-1
--------------------------------------------------------------------------------


Appendix IV: Guaranteed minimum death benefit example


--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the guaranteed minimum death benefit.

The following illustrates the guaranteed minimum death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the Alliance Money Market option, Alliance Intermediate Government Securities option or the fixed maturity options), no additional contributions, no transfers and no withdrawals, and no loans under a Rollover TSA contract, the guaranteed minimum death benefit for an annuitant age 45 would be calculated as follows:

--------------------------------------------------------------------------------
 END OF                         5% ROLL UP TO AGE 80    ANNUAL RATCHET TO AGE 80
CONTRACT                         GUARANTEED MINIMUM        GUARANTEED MINIMUM
  YEAR         ACCOUNT VALUE      DEATH BENEFIT(1)            DEATH BENEFIT
--------------------------------------------------------------------------------
 1              $105,000           $  105,000(1)            $  105,000(3)
--------------------------------------------------------------------------------
 2              $115,500           $  110,250(2)            $  115,500(3)
--------------------------------------------------------------------------------
 3              $129,360           $  115,763(2)            $  129,360(3)
--------------------------------------------------------------------------------
 4              $103,488           $  121,551(1)            $  129,360(4)
--------------------------------------------------------------------------------
 5              $113,837           $  127,628(1)            $  129,360(4)
--------------------------------------------------------------------------------
 6              $127,497           $  134,010(1)            $  129,360(4)
--------------------------------------------------------------------------------
 7              $127,497           $  140,710(1)            $  129,360(4)
--------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%. We
are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

5% ROLL UP TO AGE 80

(1) At the end of contract year 1, and again at the end of contract years 4 through 7, the death benefit will be equal to the guaranteed minimum death benefit.

(2) At the end of contract years 2 and 3, the death benefit will be equal to the current account value since it is higher than the current guaranteed minimum death benefit.

ANNUAL RATCHET TO AGE 80

(3) At the end of contract years 1 through 3, the guaranteed minimum death benefit is equal to the current account value.

(4) At the end of contract years 4 through 7, the guaranteed minimum death benefit is equal to the guaranteed minimum death benefit at the end of the prior year since it is equal to or higher than the current account value.

--------------------------------------------------------------------------------
            APPENDIX V: EXAMPLE OF PAYMENTS UNDER THE ASSURED PAYMENT OPTION
            AND APO PLUS                                                     E-1
--------------------------------------------------------------------------------


Appendix V: Example of payments under the Assured Payment Option and APO Plus


--------------------------------------------------------------------------------
The second column in the chart below illustrates the payments for a male age 70 who purchased the Assured Payment Option on August 2, 1999 with a single contribution of $100,000, with increasing annual payments. The payments are to commence on August 15, 2000. It assumes that the fixed period is 15 years and that the life contingent annuity will provide payments on a single life basis. Based on the rates to maturity for the fixed maturity options and the current purchase rate for the life contingent annuity, on August 2, 1999, the initial payment would be $6,763.29 and would increase in each three-year period to a final payment of $9,902.13. The first payment under the life contingent annuity would be $10,892.34.

The rates to maturity as of August 2, 1999 for fixed maturity options maturing on February 15, 2000 through 2014 are: 3.47%, 4.51%, 5.01%, 5.40%, 5.47%, 5.59%,
5.69%, 5.72%, 5.82%, 5.85%, 5.58%, 5.58%, 5.58%, 5.58%, and 5.58%, respectively.

Alternatively as shown in the third and fourth columns, this individual could purchase APO Plus with the same $100,000 contribution, with the same fixed period and the life contingent annuity on a single life basis. Assuming election of the Alliance Common Stock option based on the rates to maturity for the fixed maturity options and the current purchase rate for the life contingent annuity, on August 2, 1999, the same initial payment of $6,763.29 would be purchased under APO Plus. However, unlike the payment under the Assured Payment Option that will increase every three years, this initial payment under APO Plus is not guaranteed to increase. Therefore, only $78,856.38 is needed to purchase the initial payment stream, and the remaining $21,143.62 is invested in the variable investment options. Any future increase in payments under APO Plus will depend on the investment performance in the Alliance Common Stock option.

Assuming hypothetical average annual rates of return of 0% and 8% (after deduction of charges) for the variable investment option, the value in the variable investment option would grow to $21,143.62 and $27,764.53 respectively as of February 15, 2003. A portion of this amount is used to purchase the increase in the payments for the fourth year. The remainder will stay in the variable investment option to be drawn upon for the purchase of increases in payments for each third year thereafter during the fixed period and at the end of the fixed period under the life contingent annuity. Based on the rates to maturity for the fixed maturity options and purchase rates for the life contingent annuity as of August 2, 1999, the third and fourth columns illustrate the increasing payments that would be purchased under APO Plus assuming 0% and 8% rates of return respectively.

Under both options, while you are living payments increase annually after the 16th year under the life contingent annuity based on the increase, if any, in the Consumer Price Index, but in no event greater than 3% per year.

ANNUAL PAYMENTS

--------------------------------------------------------------------------------
            GUARANTEED INCREASNG        ILLUSTRATIVE       ILLUSTRATIVE
             PAYMENTS UNDER THE        PAYMENTS UNDER     PAYMENTS UNDER
  YEARS    ASSURED PAYMENT OPTION      APO PLUS AT 0%     APO PLUS AT 8%
--------------------------------------------------------------------------------
  1-3           $  6,763.29             $ 6,763.29         $  6,763.29
--------------------------------------------------------------------------------
  4-6           $  7,439.62             $ 7,090.83         $  7,605.72
--------------------------------------------------------------------------------
  7-9           $  8,183.58             $ 7,485.98         $  8,478.16
--------------------------------------------------------------------------------
 10-12          $  9,001.94             $ 7,888.32         $  9,385.79
--------------------------------------------------------------------------------
 13-15          $  9,902.13             $ 8,261.36         $ 10,283,71
--------------------------------------------------------------------------------
   16           $ 10,892.34             $ 8,547.58         $ 11,095.54
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
E-2  APPENDIX V: EXAMPLE OF PAYMENTS UNDER THE
     ASSURED PAYMENT OPTION AND APO PLUS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

As described above, a portion of the illustrated contribution is applied to the life contingent annuity. This amount will generally be larger under the Assured Payment Option than under APO Plus. Also, a larger portion of the contribution will be allocated to fixed maturity options under the former than the latter. In this illustration, $79,857.86 is allocated under the Assured Payment Option to the fixed maturity options and under APO Plus, $67,531.44 is allocated to the fixed maturity options. In addition, under APO Plus $21,143.62 is allocated to the variable investment option. The balance of the $100,000 ($20,142.14 and $11,324.94, respectively) is applied to the life contingent annuity.

The rates of return of 0% and 8% are for illustrative purposes only and are not intended to represent an expected or guaranteed rate of return. Your investment results will vary. Payments will also depend on the the rates to maturity and life contingent annuity purchase rates in effect on the day the contribution is applied. It is assumed that no lump sum withdrawals are taken.

--------------------------------------------------------------------------------
                          APPENDIX VI: ASSURED PAYMENT OPTION AND APO PLUS
                          CONTRACTS ISSUED IN THE STATE OF MARYLAND          F-1
--------------------------------------------------------------------------------


THE FOLLOWING INFORMATION SPECIFIES THE VARIATIONS THAT RELATE TO THE ASSURED PAYMENT OPTION AND APO PLUS CONTRACTS ISSUED IN MARYLAND.

The Assured Payment Option and APO Plus (available only as traditional IRAs) are issued as separate contracts rather than as a distribution option under a Rollover IRA or Flexible Premium IRA contract.

You may purchase an Assured Payment Option of APO Plus contract with a minimum single contribution of $10,000. You may also choose to apply the account value from a Flexible Premium IRA or Rollover IRA contract to purchase an Assured Payment Option or APO Plus contract. Your account value will be applied as a single contribution.

We will allocate your single contribution in the same manner as described under "Assured Payment Option and APO Plus" earlier in this prospectus. You are not permitted to make additional contributions under the Assured Payment Option and APO Plus.

PAYMENTS. Your payments must begin within 13 months after the contract date. You may not elect to defer your payments.

DEATH BENEFIT. If you die during the fixed period, we will continue payments to your designated beneficiary. Your beneficiary may choose to discontinue the payments and receive a lump sum amount. If the lump sum is elected within one year of your death, the amount will be equal the death benefit payable under the Assured Payment Option and APO Plus.

TERMINATING THE CONTRACT. You may choose to terminate the contract by surrendering the contract as described under "Surrendering your contract to receive its cash value." We will return the contract to you with a notation that the life contingent annuity is still in effect. The date payments are to start under the life contingent annuity will be moved forward.

TAX INFORMATION. The Assured Payment Option and APO Plus contracts have not been submitted to the IRS for approval as to form for use as a traditional IRA.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Statement of additional information


--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                            PAGE
Unit Values                                                                   2
Annuity Unit Values                                                           2
Custodian and Independent Accountants                                         3
Yield Information for the Alliance Money Market Option,
  Alliance High Yield Option, and Alliance Intermediate
  Government Securities Option                                                3
Long-Term Market Trends                                                       5
Key Factors in Retirement Planning                                            8
Financial Statements                                                         12

HOW TO OBTAIN AN EQUITABLE ACCUMULATOR STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 45

Send this request form to:
  Equitable Accumulator
  P.O. Box 1547
  Secaucus, NJ 07096-1547

Please send me an Equitable Accumulator SAI for Separate Account No. 45 dated October 18, 1999.


------------------------------------------------------------------------------
Name:


------------------------------------------------------------------------------
Address:


------------------------------------------------------------------------------
City           State   Zip




(IM-95-02 SAI(10/99))

Equitable Accumulator
Select(SM)

A combination variable and fixed deferred annuity contract

Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing, or taking any other action under your contract. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its portfolios.

PROSPECTUS DATED OCTOBER 18, 1999

--------------------------------------------------------------------------------

WHAT IS THE EQUITABLE ACCUMULATOR SELECT?

Equitable Accumulator Select is a deferred annuity contract issued by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options or fixed maturity options ("investment options"). There is no withdrawal charge under the contract. However, we deduct a distribution charge calculated as a percentage of the amounts in the variable investment options. We deduct this charge for the life of the contract. This contract is not available in New York.

--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
FIXED INCOME OPTIONS
--------------------------------------------------------------------------------
DOMESTIC FIXED INCOME                   AGGRESSIVE FIXED INCOME
--------------------------------------------------------------------------------
o Alliance Intermediate                 o Alliance High Yield
    Government Securities
o Alliance Money Market
--------------------------------------------------------------------------------
EQUITY OPTIONS
--------------------------------------------------------------------------------
DOMESTIC EQUITY
--------------------------------------------------------------------------------
o Alliance Common Stock                 o MFS Research
o Alliance Growth and Income            o Merrill Lynch Basic Value Equity
o EQ/Alliance Premier Growth            o EQ/Putnam Growth & Income Value
o BT Equity 500 Index                   o Capital Guardian Research
o Capital Guardian U.S. Equity          o T. Rowe Price Equity Income
o MFS Growth with Income
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
o Alliance Global                       o Morgan Stanley Emerging
o Alliance International                    Markets Equity
o BT International Equity Index         o T. Rowe Price International Stock
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY
--------------------------------------------------------------------------------
o Alliance Aggressive Stock             o MFS Emerging Growth Companies
o Alliance Small Cap Growth             o Warburg Pincus Small Company Value
o BT Small Company Index
o EQ/Evergreen
--------------------------------------------------------------------------------
ASSET ALLOCATION OPTIONS
--------------------------------------------------------------------------------
o Alliance Conservative                 o Merrill Lynch World Strategy
    Investors                           o EQ/Putnam Balanced
o Alliance Growth Investors
o EQ/Evergreen Foundation
--------------------------------------------------------------------------------

You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of our Separate Account No. 45. Each variable investment option, in turn, invests in a corresponding securities portfolio of EQ Advisors Trust. Your investment results in a variable investment option will depend on the investment performance of the related portfolio.

FIXED MATURITY OPTIONS. You may allocate amounts to one or more fixed maturity options. These amounts will receive a fixed rate of interest for a specified period. Interest is earned at a guaranteed rate set by us. We make a market value adjustment (up or down) if you make transfers or withdrawals from a fixed maturity option before its maturity date.

TYPES OF CONTRACTS. We offer the contracts for use as:

o  A nonqualified annuity ("NQ") for after-tax contributions only.

o An annuity that is an investment vehicle for a qualified defined contribution or defined benefit plan ("QP").

o An individual retirement annuity ("IRA"), either traditional IRA ("Rollover IRA") or Roth IRA ("Roth Conversion IRA").

o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") -- ("Rollover TSA").

A contribution of at least $25,000 is required to purchase a contract.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated October 18, 1999 is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's Web site at http://www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
2  CONTENTS OF THIS PROSPECTUS
--------------------------------------------------------------------------------

Contents of this prospectus

--------------------------------------------------------------------------------

EQUITABLE ACCUMULATOR(SM) SELECT
--------------------------------------------------------------------------------
Index of key words and phrases                                                4
Who is Equitable Life?                                                        5
How to reach us                                                               6
Equitable Accumulator Select at a glance -- key features                      8

--------------------------------------------------------------------------------
FEE TABLE                                                                    10
--------------------------------------------------------------------------------
Example                                                                      13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1
CONTRACT FEATURES AND BENEFITS                                               15
--------------------------------------------------------------------------------
How you can purchase and contribute to your contract                         15
Owner and annuitant requirements                                             17
How you can make your contributions                                          17
What are your investment options under the contract?                         17
Allocating your contributions                                                21
Our baseBUILDER option                                                       22
Guaranteed minimum death benefit                                             25
Your right to cancel within a certain number of days                         26

--------------------------------------------------------------------------------
2
DETERMINING YOUR CONTRACT'S VALUE                                            27
--------------------------------------------------------------------------------
Your account value                                                           27
Your contract's value in the variable investment options                     27
Your contract's value in the fixed maturity options                          27

--------------------------------------------------------------------------------
3
TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                             28
--------------------------------------------------------------------------------
Transferring your account value                                              28
Rebalancing your account value                                               28

--------------------------------------------------------------------------------
"We," "our," and "us" refer to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

--------------------------------------------------------------------------------
                                                  CONTENTS OF THIS PROSPECTUS  3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4
ACCESSING YOUR MONEY                                                         29
--------------------------------------------------------------------------------
Withdrawing your account value                                               29
How withdrawals are taken from your account value                            30
How withdrawals affect your guaranteed minimum
 income benefit and guaranteed minimum death benefit                         30
Loans under Rollover TSA contracts                                           31
Surrendering your contract to receive its cash value                         32
When to expect payments                                                      32
Choosing your annuity payout options                                         32

--------------------------------------------------------------------------------
5
CHARGES AND EXPENSES                                                         35
--------------------------------------------------------------------------------
Charges that Equitable Life deducts                                          35
Charges that EQ Advisors Trust deducts                                       36
Group or sponsored arrangements                                              36

--------------------------------------------------------------------------------
6
PAYMENT OF DEATH BENEFIT                                                     37
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                      37
How death benefit payment is made                                            38
Beneficiary continuation option for Rollover IRA contracts                   38

--------------------------------------------------------------------------------
7
TAX INFORMATION                                                              40
--------------------------------------------------------------------------------
Overview                                                                     40
Transfers among investment options                                           40
Taxation of nonqualified annuities                                           40
Special rules for NQ contracts issued in Puerto Rico                         41
Individual retirement arrangements (IRAs)                                    42
Special rules for nonqualified contracts in qualified plans                  50
Tax-Sheltered Annuity contracts (TSAs)                                       50
Federal and state income tax withholding and
 information reporting                                                       55
Impact of taxes to Equitable Life                                            56

--------------------------------------------------------------------------------
8
MORE INFORMATION                                                             57
--------------------------------------------------------------------------------
About our Separate Account No. 45                                            57
About EQ Advisors Trust                                                      57
About our fixed maturity options                                             58
About the general account                                                    59
About other methods of payment                                               59
Dates and prices at which contract events occur                              60
About your voting rights                                                     60
About our year 2000 progress                                                 61
About legal proceedings                                                      62
About our independent accountants                                            62
Transfers of ownership, collateral assignments, loans,
 and borrowing                                                               62
Distribution of the contracts                                                62

--------------------------------------------------------------------------------
9
INVESTMENT PERFORMANCE                                                       63
--------------------------------------------------------------------------------
Benchmarks                                                                   63
Communicating performance data                                               72

--------------------------------------------------------------------------------
10
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                              74
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
I - Purchase considerations for QP contracts                                 A-1
II - Market value adjustment example                                         B-1
III - Guaranteed minimum death benefit example                               C-1

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4  INDEX OF KEY WORDS AND PHRASES
--------------------------------------------------------------------------------

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.

                            PAGE IN                                  PAGE IN
TERM                        PROSPECTUS  TERM                         PROSPECTUS
account value                       27  IRA                               42
annuitant                           15  IRS                               40
annuity payout options              32  investment options                17
baseBUILDER                         22  loan reserve account              31
beneficiary                         37  market adjusted amount            20
benefit base                        23  market value adjustment           20
business day                        60  maturity value                    20
cash value                          27  NQ                                40
conduit IRA                         45  participant                       17
contract date                       16  portfolio                        cover
contract date anniversary           16  processing office                  6
contract year                       16  QP                                50
contributions to Roth IRAs          48  rate to maturity                  19
 rollover contributions             48  recharacterized                   43
 conversion contributions           48  Required Beginning Date           45
 direct custodian-to-custodian          Rollover IRA                     cover
 transfers                          48  Rollover TSA                     cover
contributions to traditional IRAs   42  Roth IRA                          47
 rollover contributions             43  Roth Conversion IRA              cover
 direct custodian-to-custodian          SAI                              cover
 transfers                          43  SEC                              cover
ERISA                               31  TOPS                               6
fixed maturity amount               19  TSA                               50
fixed maturity options              19  traditional IRA                   42
guaranteed minimum death benefit    25  unit                              27
guaranteed minimum income benefit   22  variable investment options       17


To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract. Your financial professional can provide further explanation about your contract or supplemental materials.

--------------------------------------------------------------------------------
PROSPECTUS                          CONTRACT OR SUPPLEMENTAL MATERIALS
--------------------------------------------------------------------------------
fixed maturity options              Guarantee Periods (Guaranteed Fixed Interest
                                    Accounts in supplemental materials)
variable investment options         Investment Funds
account value                       Annuity Account Value
rate to maturity                    Guaranteed Rates
unit                                Accumulation Unit
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WHO IS EQUITABLE LIFE?  5
--------------------------------------------------------------------------------

Who is Equitable Life?

--------------------------------------------------------------------------------


We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $390.8 billion in assets as of June 30, 1999. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

--------------------------------------------------------------------------------
6  WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


HOW TO REACH US

You may communicate with our processing office as listed below for any of the following purposes:

--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Accumulator Select
P.O. Box 13014
Newark, NJ 07188-0014

--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Accumulator Select
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014
Secaucus, NJ 07094

--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G.,
REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Accumulator Select
P.O. Box 1547
Secaucus, NJ 07096-1547

--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Accumulator Select
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094

--------------------------------------------------------------------------------
REPORTS WE PROVIDE:
--------------------------------------------------------------------------------

o  written confirmation of financial transactions;

o statement of your contract values at the close of each calendar quarter (four per year); and

o annual statement of your contract values as of the close of the contract year.

--------------------------------------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") SYSTEM
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. You can obtain information on:

o  your current account value;

o  your current allocation percentages;

o  the number of units you have in the variable investment options;

o  rates to maturity for the fixed maturity options; and

o  the daily unit values for the variable investment options.

You can also:

o change your allocation percentages and/or transfer among the investment options; and

o  obtain or change your personal identification number (PIN).

TOPS is normally available seven days a week, 24 hours a day, by calling toll free 1-888-909-7770. Of course, for reasons beyond our control, the service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone are genuine. For example, we will require certain personal identification information before we will act on telephone instructions and we will provide written confirmation of your transfers. We will not be liable for following telephone instructions we reasonably believe to be genuine.

--------------------------------------------------------------------------------
BY INTERNET:
--------------------------------------------------------------------------------
You can also access information about your contract on the Internet. Please visit our Web site at http://www.equitable.com, and click on EQAccess.

--------------------------------------------------------------------------------
                                                       WHO IS EQUITABLE LIFE?  7
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern time.

You should send all contributions, notices, and requests to our processing office at the address above.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) conversion of a traditional IRA contract to a Roth Conversion IRA contract;

(2) election of the automatic investment program;

(3) election of the rebalancing program;

(4) requests for loans under Rollover TSA contracts;

(5) spousal consent for loans under Rollover TSA contracts;

(6) contract surrender and withdrawal requests;

(7) tax withholding election; and

(8) election of the beneficiary continuation option.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1) address changes;

(2) beneficiary changes;

(3) transfers between investment options; and

(4) requests to exercise your guaranteed minimum income benefit.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1) automatic investment program;

(2) general dollar cost averaging;

(3) rebalancing;

(4) special dollar cost averaging;

(5) substantially equal withdrawals;

(6) systematic withdrawals; and

(7) the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners both must sign.

--------------------------------------------------------------------------------
8  EQUITABLE ACCUMULATOR SELECT AT A GLANCE - KEY FEATURES
--------------------------------------------------------------------------------

Equitable Accumulator Select at a glance -- key features

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PROFESSIONAL             Equitable Accumulator Select's variable investment
INVESTMENT               options invest in 30 different portfolios managed by
MANAGEMENT               professional investment advisers.
--------------------------------------------------------------------------------
FIXED MATURITY           o 10 fixed maturity options with maturities ranging
OPTIONS                    from approximately 1 to 10 years.

                         o Each fixed maturity option offers a guarantee of
                           principal and interest rate if you hold it to
                           maturity.
                         -------------------------------------------------------
                         If you make withdrawals or transfers from a fixed
                         maturity option before maturity, there will be a
                         market value adjustment due to differences in interest
                         rates.  This may increase or decrease any value that
                         you have left in that fixed maturity option. If you
                         surrender your contract, a market value adjustment
                         may also apply.
--------------------------------------------------------------------------------
TAX ADVANTAGES           o On earnings inside the     No tax on any dividends,
                           contract                   interest or capital gains
                                                      until you make withdrawals
                                                      from your contract or
                                                      receive annuity payments.
                         -------------------------------------------------------
                         o On transfers inside the    No tax on transfers among
                           contract                   investment options.
                         -------------------------------------------------------
                         If you are buying a contract to fund a retirement plan
                         that already provides tax deferral under sections of
                         the Internal Revenue Code (IRA, QP, and Rollover TSA),
                         you should do so for the contract's features and
                         benefits other than tax deferral. In such situations,
                         the tax deferral of the contract does not provide
                         additional benefits.
--------------------------------------------------------------------------------
baseBUILDER(R)           baseBUILDER combines a guaranteed minimum income
PROTECTION               benefit with a guaranteed minimum death benefit. This
                         optional feature provides income protection for you
                         while the annuitant lives, as well as a death benefit
                         for the beneficiary should the annuitant die.
--------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS     o Initial minimum:             $25,000

                         o Additional minimum:          $1,000
                                                        $100 monthly and $300
                                                        quarterly under our
                                                        automatic investment
                                                        program (NQ contracts)
                         -------------------------------------------------------
                         Maximum contribution limitations may apply.
--------------------------------------------------------------------------------
ACCESS TO YOUR MONEY     o Lump sum withdrawals

                         o Several withdrawal options on a periodic basis

                         o Loans under Rollover TSA contracts

                         o Contract surrender

                         You may incur income tax and a tax penalty.
--------------------------------------------------------------------------------
PAYOUT ALTERNATIVES      o Annuity payout options

                         o Income Manager(R) payout options
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       EQUITABLE ACCUMULATOR SELECT AT A GLANCE--KEY FEATURES  9
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ADDITIONAL FEATURES        o Dollar cost averaging

                           o Automatic investment program

                           o Account value rebalancing (quarterly, semiannually,
                             and annually)

                           o Unlimited free transfers
--------------------------------------------------------------------------------
FEES AND CHARGES           o Daily charges on amounts invested in variable
                             investment options for mortality and expense risks, administrative, and distribution charges at an annual rate of 1.60%.

                           o Annual 0.30% benefit base charge for the optional
                             baseBUILDER benefit. The benefit base is described under "Contract features and benefits -- Your guaranteed minimum income benefit under baseBUILDER." No additional charge if you want a guaranteed minimum death benefit only.

                           o No sales charge deducted at the time you make
                             contributions, no withdrawal charge, and no annual contract fee.

                           o We deduct a charge for taxes such as premium taxes
                             that may be imposed in your state. This charge is generally deducted from the amount applied to an annuity payout option.

                           o We generally deduct a $350 annuity administrative
                             fee from amounts applied to purchase certain life annuity payout options.

                           o Annual expenses of EQ Advisors Trust portfolios are
                             calculated as a percentage of the average daily net assets invested in each portfolio. These expenses include management fees ranging from 0.25% to 1.15% annually, 12b-1 fees of 0.25% annually, and other expenses.
--------------------------------------------------------------------------------
ANNUITANT ISSUE AGES       NQ: 0-85
                           Rollover IRA, Roth Conversion IRA,
                           and Rollover TSA: 20-85
                           QP: 20-75
--------------------------------------------------------------------------------

THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.

For more detailed information we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your financial professional, or call us, if you have any questions.

--------------------------------------------------------------------------------
10  FEE TABLE
--------------------------------------------------------------------------------

Fee table

--------------------------------------------------------------------------------


The fee table below will help you understand the various charges and expenses that apply to your contract. The table reflects charges you will directly incur under the contract, as well as charges and expenses of the portfolios that you will bear indirectly. Charges for taxes, such as premium taxes, may also apply. Also, an annuity administrative fee may apply when your annuity payments are to begin. Each of the charges and expenses is more fully described under "Charges and expenses" later in this prospectus. For a complete description of portfolio charges and expenses, please see the attached prospectus for EQ Advisors Trust.

The fixed maturity options are not covered by the fee table and examples. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

--------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Mortality and expense risks(1)                              1.10%
Administrative(2)                                           0.25%
Distribution                                                0.25%
                                                            -----
Total annual expenses                                       1.60%
--------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT THE OPTIONAL BENEFIT
--------------------------------------------------------------------------------
BASEBUILDER BENEFITS CHARGE (calculated as a percentage of the benefit base.
Deducted annually on each contract date anniversary)(3)     0.30%
--------------------------------------------------------------------------------

EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                                                          TOTAL
                                                                         OTHER            ANNUAL
                                                                       EXPENSES          EXPENSES
                                           MANAGEMENT               (AFTER EXPENSE    (AFTER EXPENSE
                                             FEES(4)  12b-1 FEE(5)   LIMITATION)(6)   LIMITATION)(7)
--------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                    0.54%        0.25%          0.04%            0.83%
Alliance Common Stock                        0.36%        0.25%          0.04%            0.65%
Alliance Conservative Investors              0.48%        0.25%          0.06%            0.79%
Alliance Global                              0.64%        0.25%          0.08%            0.97%
Alliance Growth and Income                   0.55%        0.25%          0.04%            0.84%
Alliance Growth Investors                    0.51%        0.25%          0.05%            0.81%
Alliance High Yield                          0.60%        0.25%          0.04%            0.89%
Alliance Intermediate Government Securities  0.50%        0.25%          0.06%            0.81%
Alliance International                       0.90%        0.25%          0.17%            1.32%
Alliance Money Market                        0.35%        0.25%          0.03%            0.63%
EQ/Alliance Premier Growth                   0.90%        0.25%          0.00%            1.15%
Alliance Small Cap Growth                    0.90%        0.25%          0.06%            1.21%
BT Equity 500 Index                          0.25%        0.25%          0.05%            0.55%
BT International Equity Index                0.35%        0.25%          0.40%            1.00%
BT Small Company Index                       0.25%        0.25%          0.25%            0.75%
Capital Guardian Research                    0.65%        0.25%          0.05%            0.95%
Capital Guardian U.S. Equity                 0.65%        0.25%          0.05%            0.95%
EQ/Evergreen                                 0.75%        0.25%          0.05%            1.05%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    FEE TABLE 11
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                          TOTAL
                                                                         OTHER            ANNUAL
                                                                       EXPENSES          EXPENSES
                                           MANAGEMENT               (AFTER EXPENSE    (AFTER EXPENSE
                                             FEES(4)  12b-1 FEE(5)   LIMITATION)(6)   LIMITATION)(7)
--------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                      0.63%        0.25%          0.07%            0.95%
Merrill Lynch Basic Value Equity             0.55%        0.25%          0.05%            0.85%
Merrill Lynch World Strategy                 0.70%        0.25%          0.25%            1.20%
MFS Emerging Growth Companies                0.55%        0.25%          0.05%            0.85%
MFS Growth with Income                       0.55%        0.25%          0.05%            0.85%
MFS Research                                 0.55%        0.25%          0.05%            0.85%
Morgan Stanley Emerging Markets Equity       1.15%        0.25%          0.35%            1.75%
EQ/Putnam Balanced                           0.55%        0.25%          0.10%            0.90%
EQ/Putnam Growth & Income Value              0.55%        0.25%          0.05%            0.85%
T. Rowe Price Equity Income                  0.55%        0.25%          0.05%            0.85%
T. Rowe Price International Stock            0.75%        0.25%          0.20%            1.20%
Warburg Pincus Small Company Value           0.65%        0.25%          0.10%            1.00%
--------------------------------------------------------------------------------------------------------

------------

Notes:

(1) A portion of this charge is for providing the guaranteed minimum death benefit.

(2) We reserve the right to increase this charge to a maximum annual rate of 0.35%.

(3) The benefit base is described under "Contract features and benefits -- Your guaranteed minimum income benefit under baseBUILDER."

(4) The management fees or the maximum management fees, if a maximum applies, for each portfolio cannot be increased without a vote of that portfolio's shareholders.

(5) Portfolio shares are all subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts. Prior to October 18, 1999, the total annual expenses for the Alliance Small Cap Growth portfolio were limited to 1.20% under an expense limitation arrangement related to that portfolio's Rule 12b-1 Plan. The arrangement is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1998, absent the expense limitation arrangement.

(6) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (7) for any expense limitation agreements.

     On October 18, 1999, the Alliance portfolios (other than EQ/Alliance Premier Growth) became part of the portfolios of EQ Advisors Trust. The "Other Expenses" for these portfolios have been restated to reflect the estimated expenses that would have been incurred had these portfolios been portfolios of EQ Advisors Trust for the year ended December 31, 1998. The restated expenses reflect an increase of 0.01%.

(7) Equitable Life, EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to certain portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of certain portfolios (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses, and 12b-1 fees) are limited as a percentage of the average daily net assets of the following portfolios: 0.90% for EQ/Alliance Premier Growth; 0.30% for BT Equity 500 Index; 0.75% for BT International Equity Index; 0.50% for BT Small Company Index; 0.70% for Capital Guardian Research and Capital Guardian U.S. Equity; 0.80% for EQ/Evergreen; 0.70% for EQ/Evergreen Foundation; 0.60% for Merrill Lynch Basic Value Equity, MFS Emerging Growth Companies, MFS Growth with Income, and MFS Research; 0.95% for Merrill Lynch World Strategy; 1.50% for Morgan Stanley Emerging Markets Equity; 0.65% for EQ/Putnam Balanced; 0.60% for EQ/Putnam

--------------------------------------------------------------------------------
12  FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Growth & Income Value and T. Rowe Price Equity Income; 0.95% for T. Rowe Price International Stock; and 0.75% for Warburg Pincus Small Company Value. The expenses shown for the BT International Equity Index and BT Small Company Index portfolios reflect an increase effective on May 1, 1999.

Absent the expense limitation, the "Other Expenses" for 1998 on an annualized basis for each of the portfolios would have been as follows: 0.33% for BT Equity 500 Index; 0.89% for BT International Equity Index; 1.31% for BT Small Company Index; 0.26% for Merrill Lynch Basic Value Equity; 0.66% for Merrill Lynch World Strategy; 0.24% for MFS Emerging Growth Companies; 0.25% for MFS Research; 1.23% for Morgan Stanley Emerging Markets Equity; 0.45% for EQ/Putnam Balanced; 0.24% for EQ/Putnam Growth & Income Value and T. Rowe Price Equity Income; 0.40% for
T. Rowe Price International Stock; and 0.27% for Warburg Pincus Small Company Value. For the following portfolios, the "Other Expenses" for 1999, absent the expense limitation, are estimated to be as follows: 0.74% for EQ/Alliance Premier Growth, Capital Guardian Research, and Capital Guardian U.S. Equity; 0.76% for EQ/Evergreen; 0.86% for EQ/Evergreen Foundation; and 0.59% for MFS Growth with Income. Initial seed capital was invested on December 31, 1998 for the EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income portfolios and April 30, 1999 for the EQ/Alliance Premier Growth, Capital Guardian Research, and Capital Guardian U.S. Equity portfolios.

Each portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that, among other things, such portfolio has reached sufficient size to permit such reimbursement to be made and provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. For more information see the prospectus for EQ Advisors Trust.

--------------------------------------------------------------------------------
                                                                   FEE TABLE  13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

EXAMPLE

The example below shows the expenses that a hypothetical contract owner (who has elected baseBUILDER) would pay in the situation illustrated. We assume that a $1,000 contribution is invested in one of the variable investment options listed and a 5% annual return is earned on the assets in that option.(1)

The example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.

--------------------------------------------------------------------------------
                                              AT THE END OF EACH PERIOD SHOWN,
                                                   THE EXPENSES WOULD BE
                                             -----------------------------------
                                             1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Alliance Aggressive Stock                    $27.78   $85.45   $146.06   $311.37
Alliance Common Stock                        $26.00   $80.11   $137.17   $293.77
Alliance Conservative Investors              $27.39   $84.28   $144.10   $307.50
Alliance Global                              $29.17   $89.60   $152.94   $324.88
Alliance Growth and Income                   $27.88   $85.75   $146.55   $312.34
Alliance Growth Investors                    $27.59   $84.87   $145.08   $309.43
Alliance High Yield                          $28.38   $87.24   $149.02   $317.19
Alliance Intermediate Government Securities  $27.59   $84.87   $145.08   $309.43
Alliance International                       $32.64   $99.93   $169.97   $357.85
Alliance Money Market                        $25.80   $79.51   $136.17   $291.77
EQ/Alliance Premier Growth                   $30.96   $94.93        --        --
Alliance Small Cap Growth                    $31.55   $96.69   $164.64   $347.60
BT Equity 500 Index                          $25.01   $77.13   $132.19   $283.84
BT International Equity Index                $29.47   $90.50   $154.42   $327.76
BT Small Company Index                       $26.99   $83.08   $142.11   $303.58
Capital Guardian Research                    $28.97   $89.02        --        --
Capital Guardian U.S. Equity                 $28.97   $89.02        --        --
EQ/Evergreen                                 $29.97   $91.97        --        --
EQ/Evergreen Foundation                      $28.97   $89.02        --        --
Merrill Lynch Basic Value Equity             $27.98   $86.05   $147.04   $313.31
Merrill Lynch World Strategy                 $31.45   $96.40   $164.16   $346.68
MFS Emerging Growth Companies                $27.98   $86.05   $147.04   $313.31
MFS Growth with Income                       $27.98   $86.05        --        --
MFS Research                                 $27.98   $86.05   $147.04   $313.31
Morgan Stanley Emerging Markets Equity       $36.91  $112.51   $190.55   $396.85
EQ/Putnam Balanced                           $28.48   $87.53   $149.50   $318.14
EQ/Putnam Growth & Income Value              $27.98   $86.05   $147.04   $313.31
T. Rowe Price Equity Income                  $27.98   $86.05   $147.04   $313.31
T. Rowe Price International Stock            $31.45   $96.40   $164.16   $346.68
Warburg Pincus Small Company Value           $29.47   $90.50   $154.42   $327.76
--------------------------------------------------------------------------------
(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of payments under an annuity payout option. See "Accessing your money."

--------------------------------------------------------------------------------
14  FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

IF YOU ELECT AN ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued (see note (1) above), and you elect a life annuity payout option, the expenses shown in the example would, in each case, be increased by $4.43 based on the average amount applied to annuity payout options in 1998. See "Annuity administrative fee" under "Charges and expenses."

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  15
--------------------------------------------------------------------------------

1
Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We require a minimum initial contribution of $25,000 for you to purchase a contract. You may make additional contributions of at least $1,000 each, subject to limitations noted below. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.

--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   AVAILABLE
CONTRACT           FOR ANNUITANT                                                    LIMITATIONS ON
TYPE               ISSUE AGES               SOURCE OF CONTRIBUTIONS                 CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
NQ                 0 through 85             o After-tax money.                      o No additional contributions after
                                                                                      age 86.
                                            o Paid to us by check or transfer of
                                              contract value in a tax-deferred
                                              exchange under Section 1035 of the
                                              Internal Revenue Code.
------------------------------------------------------------------------------------------------------------------------------------
Rollover IRA       20 through 85            o Rollovers from a qualified plan.      o No rollover or direct transfer
                                                                                      contributions after age 86.
                                            o Rollovers from a TSA.
                                                                                    o Contributions after age 70 1/2 must be
                                            o Rollovers from another traditional      net of required minimum distributions.
                                              individual retirement arrangement.
                                                                                    o Regular IRA contributions are not
                                            o Direct custodian-to-custodian           permitted.
                                              transfers from another traditional
                                              individual retirement arrangement.
------------------------------------------------------------------------------------------------------------------------------------
Roth Conversion    20 through 85            o Rollovers from another Roth IRA.      o No additional rollover or direct transfer
IRA                                                                                   contributions after age 86.
                                            o Conversion rollovers from a
                                              traditional IRA.                      o Conversion rollovers after age 70 1/2
                                                                                      must be net of required minimum
                                            o Direct transfers from another Roth      distributions for the traditional IRA you
                                              IRA.                                    are rolling over.

                                                                                    o You  cannot  roll over funds from a
                                                                                      traditional  IRA if  your  adjusted gross
                                                                                      income is $100,000 or more.

                                                                                    o Regular  after-tax  contributions are not
                                                                                      permitted.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   AVAILABLE
CONTRACT           FOR ANNUITANT                                                    LIMITATIONS ON
TYPE               ISSUE AGES               SOURCE OF CONTRIBUTIONS                 CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
QP                 20 through 75            o Only transfer contributions from      o Regular ongoing payroll contributions
                                              an existing qualified plan trust        are not permitted.
                                              as a change of investment vehicle
                                              under the plan.                       o Only one additional contribution may
                                                                                      be made during a contract year.
                                            o The plan must be qualified under
                                              Section 401(a) of the Internal        o No additional transfer contributions
                                              Revenue Code.                           after age 76.

                                            o For 401(k) plans, transferred         o For defined benefit plans, employee
                                              contributions may only include          contributions are not permitted.
                                              employee pre-tax contributions.
                                                                                    o Contributions after age 701/2 must be
                                                                                      net of any required minimum distributions.
------------------------------------------------------------------------------------------------------------------------------------
Rollover TSA       20 through 85            o Rollovers from another TSA contract   o No additional rollover or direct transfer
                                              or arrangement.                         contributions after age 86.

                                            o Rollovers from a traditional IRA      o Contributions after age 701/2 must be
                                              which was a "conduit" for TSA funds     net of required minimum distributions.
                                              previously rolled over.

                                            o Direct transfers from another contract
                                              or arrangement under Section 403(b)
                                              of the Internal Revenue Code,
                                              complying with IRS Revenue Ruling
                                              90-24.
------------------------------------------------------------------------------------------------------------------------------------

See "Tax information" for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all Equitable Accumulator contracts with the same annuitant would then total more than $1,500,000. We reserve the right to limit aggregate contributions made after the first contract year to 150% of first-year contributions. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation contracts that you own would then total more than $2,500,000.

--------------------------------------------------------------------------------
The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." The "contract date" is the effective date of a contract. This usually is the business day we receive your initial contribution. Your contract date will be shown in your contract.
--------------------------------------------------------------------------------

For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" under "More information" later in this prospectus.

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  17
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different than the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Under Rollover IRA, Roth Conversion IRA, and Rollover TSA contracts, the owner and annuitant must be the same person.

Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix I for more information on QP contracts.

--------------------------------------------------------------------------------
A participant is an individual who is currently, or was formerly, participating in an eligible employer's QP or TSA plan.
--------------------------------------------------------------------------------

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to Equitable Life. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

Additional contributions may also be made under our automatic investment program. This method of payment is discussed in detail under "More information" later in this prospectus.

Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

--------------------------------------------------------------------------------
Our "business day" is any day the New York Stock Exchange is open for trading.
--------------------------------------------------------------------------------

SECTION 1035 EXCHANGES

You may apply the value of an existing nonqualified deferred annuity contract (or life insurance or endowment contract) to purchase an Equitable Accumulator Select NQ contract in a tax-free exchange if you follow certain procedures as shown in the form that we require you to use. Also see "Tax information" later in this prospectus.

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options and the fixed maturity options.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the 30 variable investment options will depend on the investment performance of the underlying portfolios. Listed below are the currently available portfolios, their investment objectives, and their advisers.

You can choose from among 30 variable investment options.

--------------------------------------------------------------------------------
18  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



 PORTFOLIOS OF EQ ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                     OBJECTIVE                                         ADVISER
----------------------------------------------------------------------------------------------------------------------
 Alliance Aggressive Stock         Long-term growth of capital                       Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------
 Alliance Common Stock             Long-term growth of capital and increasing        Alliance Capital Management L.P.
                                   income
----------------------------------------------------------------------------------------------------------------------
 Alliance Conservative Investors   High total return without, in the adviser's       Alliance Capital Management L.P.
                                   opinion, undue risk to principal
----------------------------------------------------------------------------------------------------------------------
 Alliance Global                   Long-term growth of capital                       Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------
 Alliance Growth and Income        High total return through a combination of        Alliance Capital Management L.P.
                                   current income and capital appreciation
----------------------------------------------------------------------------------------------------------------------
 Alliance Growth Investors         High total return consistent with the adviser's   Alliance Capital Management L.P.
                                   determination of reasonable risk
----------------------------------------------------------------------------------------------------------------------
 Alliance High Yield               High return by maximizing current income and,     Alliance Capital Management L.P.
                                   to the extent consistent with that objective,
                                   capital appreciation
----------------------------------------------------------------------------------------------------------------------
 Alliance Intermediate             High current income consistent with relative      Alliance Capital Management L.P.
  Government Securities            stability of principal
----------------------------------------------------------------------------------------------------------------------
 Alliance International            Long-term growth of capital                       Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------
 Alliance Money Market             High level of current income while preserving     Alliance Capital Management L.P.
                                   assets and maintaining liquidity
----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Premier Growth        Long-term growth of capital                       Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------
 Alliance Small Cap Growth         Long-term growth of capital                       Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------
 BT Equity 500 Index               Replicate as closely as possible (before          Bankers Trust Company
                                   deduction of portfolio expenses) the total
                                   return of the Standard & Poor's 500
                                   Composite Stock Price Index
----------------------------------------------------------------------------------------------------------------------
 BT International Equity Index     Replicate as closely as possible (before          Bankers Trust Company
                                   deduction of portfolio expenses) the total
                                   return of the Morgan Stanley Capital
                                   International Europe, Australia, Far East Index
----------------------------------------------------------------------------------------------------------------------
 BT Small Company Index            Replicate as closely as possible (before          Bankers Trust Company
                                   deduction of portfolio expenses) the total
                                   return of the Russell 2000 Index
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  19
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


PORTFOLIOS OF EQ ADVISORS TRUST (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                      OBJECTIVE                                          ADVISER
--------------------------------------------------------------------------------------------------------------------------------
 Capital Guardian Research          Long-term growth of capital                        Capital Guardian Trust Company
--------------------------------------------------------------------------------------------------------------------------------
 Capital Guardian U.S. Equity       Long-term growth of capital                        Capital Guardian Trust Company
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen                       Capital appreciation                               Evergreen Asset Management Corp.
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Foundation            In order of priority, reasonable income,           Evergreen Asset Management Corp.
                                    conservation of capital, and capital appreciation
--------------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch Basic Value Equity   Capital appreciation and secondarily, income       Merrill Lynch Asset Management, L.P.
--------------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch World Strategy       High total investment return                       Merrill Lynch Asset Management, L.P.
--------------------------------------------------------------------------------------------------------------------------------
 MFS Emerging Growth                Long-term capital growth                           Massachusetts Financial Services Company
  Companies
--------------------------------------------------------------------------------------------------------------------------------
 MFS Growth with Income             Reasonable current income and long-term            Massachusetts Financial Services Company
                                    growth of capital and income
--------------------------------------------------------------------------------------------------------------------------------
 MFS Research                       Long-term growth of capital and future income      Massachusetts Financial Services Company
--------------------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Emerging            Long-term capital appreciation                     Morgan Stanley Asset Management
  Markets Equity
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Balanced                 Balanced investment                                Putnam Investment Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Growth & Income          Capital growth, current income is a secondary      Putnam Investment Management, Inc.
  Value                             objective
--------------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Income        Substantial dividend income and also capital       T. Rowe Price Associates, Inc.
                                    appreciation
--------------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price International        Long-term growth of capital                        Rowe Price-Fleming International, Inc.
  Stock
--------------------------------------------------------------------------------------------------------------------------------
 Warburg Pincus Small Company       Long-term capital appreciation                     Warburg Pincus Asset Management, Inc.
  Value
--------------------------------------------------------------------------------------------------------------------------------

Other important information about the portfolios is included in the prospectus for EQ Advisors Trust attached at the end of this prospectus.

FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates ranging from one to ten years. You can allocate your contributions to one or more of these fixed maturity options. These amounts become part of our general account assets. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in contracts issued in Maryland.

--------------------------------------------------------------------------------
20  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Fixed maturity options range from one to ten years to maturity.
--------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution. The rate will never be less than 3%. If you make any withdrawals or transfers from a fixed maturity option before the maturity date, we will make a "market value adjustment" that may increase or decrease any fixed maturity amount you have left in that fixed maturity option. We discuss the market value adjustment below and in greater detail later in this prospectus under "More information."

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on February 15th for each of the maturity years 2000 through 2009. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

o the fixed maturity option's maturity date is within the current calendar year; or

o  the rate to maturity is 3%; or

o for annuitants ages 76 or older, the fixed maturity option's maturity date is later than the February 15th immediately following the date annuity payments are to begin.

YOUR CHOICES AT THE MATURITY DATE. We will notify you on or before December 31st of the year before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

(a) transfer the maturity value into another available fixed maturity option or into any of the variable investment options; or

(b) withdraw the maturity value.

If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the fixed maturity option that will mature next.

MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b) the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date.

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                                             CONTRACT FEATURES AND BENEFITS   21
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, under "More information" later in this prospectus. Appendix II of this prospectus provides an example of how the market value adjustment is calculated.

ALLOCATING YOUR CONTRIBUTIONS

You may choose from among three ways to allocate your contributions under your contract: self-directed, principal assurance, or dollar cost averaging.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. However, the total of your allocations must equal 100%. If the annuitant is age 76 or older, you may allocate contributions to fixed maturity options if their maturities are five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the February 15th immediately following the date annuity payments are to begin.

PRINCIPAL ASSURANCE ALLOCATION

Under this allocation program you select a fixed maturity option. We specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you select generally may not be later than 10 years, or earlier than 7 years from your contract date. You allocate the rest of your contribution to the variable investment options however you choose.

For example, if your initial contribution is $10,000, and on August 2, 1999 you chose the fixed maturity option with a maturity date of February 15, 2009, since the rate to maturity was 5.60% on August 2, 1999, we would have allocated $5,943.72 to that fixed maturity option and the balance to your choice of variable investment options. On the maturity date your value in the fixed maturity option would be $10,000.

The principal assurance allocation is only available for annuitant ages 75 or younger when the contract is issued. If you are purchasing a Rollover IRA, QP, or Rollover TSA contract, before you select a maturity year that would extend beyond the year in which you will reach age 70 1/2, you should consider whether your value in the variable investment options, or your other traditional IRA or TSA funds are sufficient to meet your required minimum distributions. See "Tax information."

DOLLAR COST AVERAGING

We offer two dollar cost averaging programs. Each program allows you to gradually transfer amounts from the Alliance Money Market option to the other variable investment options by periodically transferring approximately the same dollar amount to the other variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. You may dollar cost average from the Alliance Money Market option into any of the other variable investment options. You must allocate your entire initial contribution into the Alliance Money Market option. We will transfer your value in the Alliance Money Market option into the other variable investment options that you select over the next 12 months or such other period we may offer. The transfer date will be

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22  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

the same day of the month as the contract date, but not later than the 28th. All amounts will be transferred out by the end of the first contract year or such other period we may offer. Under this program we will not deduct the mortality and expense risks, administrative, and distribution charges from assets in the Alliance Money Market option. You may not allocate additional contributions to the Alliance Money Market option under this program.

The only amounts that should be transferred from the Alliance Money Market option are your regularly scheduled monthly transfers to the other variable investment options. If you request to transfer or withdraw any other amounts, we will transfer all of the value that you have remaining in the Alliance Money Market option to the other investment options according to the allocation percentages we have on file for you. As a result, you will no longer be able to participate in the special dollar cost averaging program. You may also ask us to cancel your participation at any time.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the Alliance Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly, or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the Alliance Money Market option have been transferred out.

The minimum amount that we will transfer each time is $250. The maximum amount we will transfer is equal to your value in the Alliance Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

If, on any transfer date, your value in the Alliance Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

                             ---------------------

You may not elect dollar cost averaging if you are participating in the rebalancing program. See "Transferring your money among investment options."

OUR BASEBUILDER OPTION

The baseBUILDER option offers you a combined guaranteed minimum income benefit and guaranteed minimum death benefit. The combined benefit is available if the annuitant is between the ages of 20 and 75. There is an additional charge for this benefit. See "baseBUILDER benefits charge" under "Charges and expenses."

--------------------------------------------------------------------------------
baseBUILDER provides income protection if you elect an income payout while the annuitant is alive and a death benefit if the annuitant dies.
--------------------------------------------------------------------------------

The guaranteed minimum income benefit component of baseBUILDER is described below under "Your guaranteed minimum income benefit under baseBUILDER." As part of baseBUILDER you have a choice of two guaranteed minimum death benefit options: either a "5% roll up to age 80" or an "annual ratchet to age 80." The two options are described under "Guaranteed minimum death benefit." The guaranteed minimum death benefit is provided under the contract even if you do not elect baseBUILDER, and for a broader range of annuitant ages at contract issue than those available under baseBUILDER.

YOUR GUARANTEED MINIMUM INCOME BENEFIT UNDER BASEBUILDER

The guaranteed minimum income benefit guarantees you a minimum amount of lifetime income under our Income Manager (life annuity with a period certain) payout annuity contract. The Income Manager (life annuity with a period certain) payout annuity contract provides payments during a specified period of time (called a period certain) that will continue for the rest of the annuitant's life thereafter. If the annuitant dies before the period certain has ended,

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                                              CONTRACT FEATURES AND BENEFITS  23
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

payments will continue to the beneficiary for the time remaining in the period certain.

--------------------------------------------------------------------------------
We also refer to the guaranteed minimum income benefit as the "Living
Benefit."
--------------------------------------------------------------------------------

GUARANTEED MINIMUM INCOME BENEFIT'S BENEFIT BASE.

On the contract date, your guaranteed minimum income benefit's benefit base ("benefit base") is equal to the initial contribution. Thereafter, your benefit base will be credited with interest each day through the annuitant's age 80. The effective annual interest rate is 5% for amounts in the variable investment options (other than the Alliance Money Market option) and in the special dollar cost averaging program. Amounts in the Alliance Money Market option, Alliance Intermediate Government Securities option, the fixed maturity options, and in a Rollover TSA contract loan reserve account will be credited with interest at a 3% effective annual rate. No interest is credited after age 80.

If you make an additional contribution to your contract, we will increase your current benefit base by the dollar amount of the additional contribution on the date that the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your benefit base for the withdrawal on the date that you make the withdrawal. See "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" under "Accessing your money" for more detailed information. Under Rollover TSA contracts, we will reduce your benefit base by the amount of any outstanding loan plus accrued interest on the date that you exercise your guaranteed minimum income benefit.

--------------------------------------------------------------------------------
Your benefit base is not an account value or a cash value and is used solely for purposes of calculating your guaranteed minimum income benefit.
--------------------------------------------------------------------------------

EXERCISING YOUR BENEFIT AND INCOME YOU WILL RECEIVE.

If you exercise the guaranteed minimum income benefit, the annual lifetime income that you will receive under the Income Manager (life annuity with a period certain) payout annuity contract, will be the greater of (i) your guaranteed minimum income benefit, or (ii) the income provided by applying your actual account value at our then current annuity purchase factors.

The guaranteed minimum income benefit is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

--------------------------------------------------------------------------------
The guaranteed minimum income benefit should be regarded as a safety net only.
--------------------------------------------------------------------------------

ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT.

The table below illustrates the guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the Alliance Money Market option, Alliance Intermediate Government Securities option, or the fixed maturity options.

--------------------------------------------------------------------------------
                                                GUARANTEED MINIMUM
                                         INCOME BENEFIT -- ANNUAL INCOME
     CONTRACT DATE                        PAYABLE FOR LIFE WITH
ANNIVERSARY AT EXERCISE                          10 YEAR PERIOD CERTAIN
--------------------------------------------------------------------------------
            7                                          $8,315
           10                                         $10,341
           15                                         $14,924
--------------------------------------------------------------------------------

Under NQ, Rollover IRA, and Roth Conversion IRA contracts, you may exercise the guaranteed minimum income benefit only within 30 days following the seventh or later contract date anniversary under your contract. However, you may not exercise the benefit before the annuitant is age 60, or after the annuitant is age 83. There is an exception if the annuitant is between ages 20 and 44 when your contract is issued. In this case you may exercise the benefit following the 15th or later contract date anniversary, but not after the annuitant is age 83. See "Exercise of guaranteed minimum

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24  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

income benefit under QP and Rollover TSA contracts" below regarding exercising the benefit under QP and Rollover TSA contracts.

Your contract will terminate when you exercise your guaranteed minimum income benefit. You will then receive an Income Manager (life annuity with a period certain) payout annuity contract. Your period certain will be based on the annuitant's age at the time the benefit is exercised, as follows:

--------------------------------------------------------------------------------
                                 LEVEL PAYMENTS*
--------------------------------------------------------------------------------
                                    PERIOD CERTAIN YEARS
                                  ----------------------------------------------
                                  ROLLOVER IRA
                                     AND ROTH
        ANNUITANT'S                 CONVERSION
      AGE AT EXERCISE                  IRA           NQ
--------------------------------------------------------------------------------
         60 to 75                       10           10
            76                           9           10
            77                           8           10
            78                           7           10
            79                           7           10
            80                           7           10
            81                           7            9
            82                           7            8
            83                           7            7

--------------------------------------------------------------------------------
* Other forms and periods certain may also be available. For Rollover IRA contracts, please see "Required minimum distributions" under "Individual retirement arrangements" in "Tax information," as to how this option may be affected if exercised after age 70 1/2.

You will begin receiving payments one payment period after the payout annuity contract is issued. For example, if you select monthly annuity payments, we will send your first payment to you approximately one month from the date your contract is issued.

Each year on your contract date anniversary, if you are eligible to exercise the guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You may then notify us within 30 days following the contract date anniversary if you want to exercise the guaranteed minimum income benefit. You must return your contract to us in order to exercise this benefit. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

You may also apply your cash value at any time to an Income Manager (life annuity with a period certain) payout annuity contract, and you may always apply your account value to any of our annuity payout options. The annuity payout options are discussed under "Accessing your money." These options differ from the Income Manager payout annuity contracts. They may provide higher or lower income levels, but do not have all the features of the Income Manager payout annuity contract. You may request an illustration of the Income Manager payout annuity contract from your financial professional.

The Income Manager (life annuity with a period certain) payout annuity contracts are offered through our prospectus for the Income Manager payout annuities. You may obtain a copy of the most current version from your financial professional. You should read it carefully before you decide to exercise your guaranteed minimum income benefit.

SUCCESSOR ANNUITANT/CONTRACT OWNER. If the successor annuitant/contract owner (discussed under "More information" later in this prospectus) elects to continue the contract after your death, the guaranteed minimum income benefit will continue to be available on the contract date anniversaries specified above based on the contract date. However, the guaranteed minimum income benefit must be exercised based on the age of the successor annuitant/contract owner.

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT UNDER QP AND ROLLOVER TSA CONTRACTS. Under QP contracts, the guaranteed minimum income benefit may be exercised in the same manner as described above only after the trustee of the qualified plan directly rolls over the QP contract to a Rollover IRA contract. In this process the ownership of the QP contract is changed to the annuitant. The rollover to a Rollover IRA contract and change of ownership may only occur when the annuitant will no longer be a participant in the qualified plan.

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                                              CONTRACT FEATURES AND BENEFITS  25
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--------------------------------------------------------------------------------

Similarly, under Rollover TSA contracts the contract owner must convert the Rollover TSA contract in a direct rollover to a Rollover IRA contract according to our rules. The rollover to a Rollover IRA contract may only occur when you are eligible for a rollover distribution from a TSA. This may generally occur when you are age 59 1/2, or you are separated from service from the employer who provided the Rollover TSA funds. See "Rollover or direct transfer contributions" under "Tax information" later in this prospectus.

GUARANTEED MINIMUM DEATH BENEFIT

Applicable for annuitant ages 0 through 79 at issue of NQ contracts; 20 through 79 at issue of Rollover IRA, Roth Conversion IRA, and Rollover TSA contracts; and 20 through 75 at issue of QP contracts.

You may elect either the "5% roll up to age 80" or the "annual ratchet to age 80" guaranteed minimum death benefit when you apply for a contract. Once you have made your election, you may not change it.

5% ROLL UP TO AGE 80. On the contract date, the guaranteed minimum death benefit equals your initial contribution. Thereafter, the guaranteed minimum death benefit will be credited with interest each day through the annuitant's age 80. The effective annual interest rate is 5% for amounts in the variable investment options (other than the Alliance Money Market option and Alliance Intermediate Government Securities option) and in the special dollar cost averaging program. Amounts in the Alliance Money Market option, Alliance Intermediate Government Securities option, the fixed maturity options and in a Rollover TSA contract loan reserve account will be credited with interest at a 3% effective annual rate. No interest is credited after the annuitant is age 80.

If you make additional contributions, we will increase your current guaranteed minimum death benefit by the dollar amount of the additional contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your guaranteed minimum death benefit for the withdrawal on the date you take the withdrawal.

ANNUAL RATCHET TO AGE 80. On the contract date, your guaranteed minimum death benefit equals your initial contribution. Then, on each contract date anniversary, we will determine your guaranteed minimum death benefit by comparing your current guaranteed minimum death benefit to your account value on that contract date anniversary. If your account value is higher than your guaranteed minimum death benefit, we will increase your guaranteed minimum death benefit to equal your account value. On the other hand, if your account value on the contract date anniversary is less than your guaranteed minimum death benefit, we will not adjust your guaranteed minimum death benefit either up or down.

If you make additional contributions, we will increase your current guaranteed minimum death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your guaranteed minimum death benefit on the date you take the withdrawal.

Applicable for annuitant ages 80 through 85 when the contract is issued.

On the contract date, your guaranteed minimum death benefit equals your initial contribution. Thereafter, it will be increased by the dollar amount of any additional contributions. We will adjust your guaranteed minimum death benefit if you take any withdrawals.

                             ---------------------

Please see "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" under "Accessing your money" for information on how withdrawals affect your guaranteed minimum death benefit.

See Appendix III for an example of how we calculate the guaranteed minimum death benefit.

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26  CONTRACT FEATURES AND BENEFITS
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YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our processing office within 10 days after you receive it. In some states, this "free look" period may be longer.

Generally, your refund will equal your account value under the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), and (ii) any positive or negative market value adjustments in the fixed maturity options through the date we receive your contract. Some states require that we refund the full amount of your contribution (not reflecting (i) or (ii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you may apply for a contract with us again if:

o  you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth Conversion IRA contract, you may cancel your Roth Conversion IRA contract and return to a Rollover IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

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                                           DETERMINING YOUR CONTRACT'S VALUE  27
--------------------------------------------------------------------------------

2
Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE

Your "account value" is the total of the (i) values you have in the variable investment options and (ii) market adjusted amounts in the fixed maturity options. These amounts are subject to certain fees and charges discussed under "Charges and expenses." Under Rollover TSA contracts, if you have any outstanding loan, your account value will include any amount in the loan reserve account.

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value. If you have a Rollover TSA contract with an outstanding loan, your cash value is also reduced by the amount of any outstanding loan plus accrued interest. Please see "Surrendering your contract to receive its cash value" under "Accessing your money."

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, minus daily charges for mortality and expense risks, administrative, and distribution expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless you make additional contributions, make a withdrawal, or transfer amounts between investment options. In addition, when we deduct the baseBUILDER benefits charge the number of units credited to your contract will be reduced. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value.

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28  TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS
--------------------------------------------------------------------------------

3
Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer to a fixed maturity option that matures in the current calendar year, or that has a rate to maturity of 3%.

o If the annuitant is 76 or older, you must limit your transfers to fixed maturity options to those with maturities of five years or less. Also, the maturity dates may be no later than the February 15th immediately following the date annuity payments are to begin.

o If you make transfers out of a fixed maturity option other than at its maturity date the transfer may cause a market value adjustment.

You may request a transfer in writing or by telephone using TOPS. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1) the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3) the investment options to and from which you are transferring.

We may, at any time, restrict the use of market timers and other agents acting under a power of attorney who are acting on behalf of more than one contract owner. Any agreements to use market timing services to make transfers are subject to our rules in effect at that time.

We will confirm all transfers in writing.

REBALANCING YOUR ACCOUNT VALUE

We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

(a) the percentage you want invested in each variable investment option (whole percentages only), and

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis. Rebalancing will occur on the same day of the month as the contract date).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options must be included in the rebalancing program.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------

You may elect the rebalancing program at any time. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested and then cancel the rebalancing program.

You may not elect the rebalancing program if you are participating in a dollar cost averaging program. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

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                                                       ACCESSING YOUR MONEY  29
--------------------------------------------------------------------------------

4
Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of withdrawals, see "Tax information."

--------------------------------------------------------------------------------
                                 METHOD OF WITHDRAWAL
--------------------------------------------------------------------------------
                                              SUBSTANTIALLY         MINIMUM
 CONTRACT          LUMP SUM     SYSTEMATIC        EQUAL           DISTRIBUTION
--------------------------------------------------------------------------------
 NQ                  Yes           Yes             No                  No
--------------------------------------------------------------------------------
 Rollover IRA*       Yes           Yes             Yes                 Yes
--------------------------------------------------------------------------------
 Roth Conversion
   IRA               Yes           Yes             Yes                 No
--------------------------------------------------------------------------------
 QP                  Yes           No              No                  Yes
--------------------------------------------------------------------------------
 Rollover TSA        Yes           No              No                  Yes
--------------------------------------------------------------------------------

* For some Rollover TSA contracts, your ability to take withdrawals, loans or surrender your contract may be limited. You must provide withdrawal restriction information when you apply for a contract. See "Tax information -- Tax Sheltered Annuity contracts (TSAs)."

LUMP SUM WITHDRAWALS
(All contracts)

You may take lump sum withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions.) The minimum amount you may withdraw is $1,000. If you request to withdraw more than 90% of a contract's current cash value we will treat it as a request to surrender the contract for its cash value. See "Surrendering your contract to receive its cash value" below.

Under Rollover TSA contracts, if a loan is outstanding, you may only take lump sum withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

SYSTEMATIC WITHDRAWALS
(NQ, Rollover IRA, and Roth Conversion IRA contracts only)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value.

You may take systematic withdrawals on a monthly, quarterly, or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 1.2% monthly, 3.6% quarterly, and 15.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own a Rollover IRA or Roth Conversion IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a lump sum withdrawal. You can cancel the systematic withdrawal option at any time.

SUBSTANTIALLY EQUAL WITHDRAWALS
(Rollover IRA and Roth Conversion IRA contracts only)

The substantially equal withdrawals option allows you to receive distributions from your account value without triggering the 10% additional federal tax penalty, which normally applies to distributions made before age 59 1/2. See "Tax information." Once you begin to take substantially equal withdrawals, you should not stop them or change the pattern of your withdrawals until the later of age 59 1/2 or five full years after the first withdrawal. If you stop or change the withdrawals or take a lump sum withdrawal, you may be liable for the 10% federal tax penalty that would have


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otherwise been due on prior withdrawals made under this option and for any interest on those withdrawals.

You may elect to take substantially equal withdrawals at any time before age 59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. You may not elect to receive the first payment in the same contract year in which you took a lump sum withdrawal. We will calculate the amount of your substantially equal withdrawals. The payments will be made monthly, quarterly, or annually as you select. These payments will continue until we receive written notice from you to cancel this option or you take a lump sum withdrawal. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same contract year in which you took a lump sum withdrawal. We will calculate the new withdrawal amount.

MINIMUM DISTRIBUTION WITHDRAWALS
(Rollover IRA, QP, and Rollover TSA contracts only --
 See "Tax information")

We offer the minimum distribution withdrawal option to help you meet required minimum distributions under federal income tax rules. You may elect this option in the year in which you reach age 70 1/2. The minimum amount we will pay out is $250. You may elect the method you want us to use to calculate your minimum distribution withdrawals from the choices we offer. Currently, minimum distribution withdrawal payments will be made annually.

We will calculate your annual payment based on your account value at the end of the prior calendar year based on the method you choose.

Under Rollover TSA contracts, you may not elect minimum distribution withdrawals if a loan is outstanding.

--------------------------------------------------------------------------------
For Rollover IRA, QP, and Rollover TSA contracts, we will send a form outlining the distribution options available before you reach age 70 1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

Withdrawals will reduce your guaranteed benefits on either a dollar-for-dollar basis or on a pro rata basis as explained below:

INCOME BENEFIT

Benefit base -- Your current benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in a contract year is 5% or less of the guaranteed minimum death benefit on the most recent contract date anniversary. Once you take a withdrawal that causes the sum of your withdrawals in a contract year to exceed 5% of the guaranteed minimum death benefit on the most recent contract date anniversary, that withdrawal and any subsequent withdrawals in that same contract year will reduce your current benefit base on a pro rata basis.

DEATH BENEFIT

5% roll up to age 80 -- If you elect the 5% roll up to age 80 guaranteed minimum death benefit, your current guaranteed minimum death benefit will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in a contract year is 5% or less of the guaranteed minimum death benefit on the most recent contract date anniversary. Once you take a withdrawal that causes the sum of your withdrawals in a contract year to exceed 5% of the guaranteed minimum death benefit on
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the most recent contract date anniversary, that withdrawal and any subsequent withdrawals in that same contract year will reduce your current guaranteed minimum death benefit on a pro rata basis.

Annual ratchet to age 80 - If you elect the annual ratchet to age 80 guaranteed minimum death benefit, each withdrawal will always reduce your current guaranteed minimum death benefit on a pro rata basis.

Annuitant issue ages 80 through 85 - If your contract was issued when the annuitant was between ages 80 and 85, each withdrawal will always reduce your current guaranteed minimum death benefit on a pro rata basis.

                             ----------------------

Reduction on a dollar-for-dollar basis means that your current benefit will be reduced by the dollar amount of the withdrawal. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your guaranteed minimum death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new guaranteed minimum death benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

The timing of your withdrawals and whether they exceed the 5% threshold described above can have a significant impact on your guaranteed minimum income benefit or guaranteed minimum death benefit.

LOANS UNDER ROLLOVER TSA CONTRACTS

You may take loans from a Rollover TSA unless restricted by the employer who provided the Rollover TSA funds. If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the funds told us when you purchased your contract. The employer must also tell us whether special employer plan rules of the Employee Retirement Income Security Act of 1974 ("ERISA") apply. We will not permit you to take a loan while you are taking minimum distribution withdrawals.

You should read the terms and conditions on our loan request form carefully before taking out a loan. Under Rollover TSA contracts subject to ERISA, you may only take a loan with the written consent of your spouse. Your contract contains further details of the loan provision. Also, see "Tax information" for general rules applicable to loans.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1) the date annuity payments begin,

(2) the date the contract terminates, and

(3) the date a death benefit is paid (the outstanding loan will be deducted from the death benefit amount).

Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the loan will be subtracted from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

We will credit interest to the amount in the loan reserve account at a rate of 2% lower than the loan interest rate that applies for the time your loan is outstanding. On each contract date anniversary after the date the loan is
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processed, we will transfer the amount of interest earned in the loan reserve account to the variable investment options on a pro rata basis. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid from the loan reserve account to the investment options according to the allocation percentages we have on our records.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Choosing your annuity payout options" below. We will usually pay the cash value within seven calendar days, but we may delay payment as described in "When to expect payments" below. For the tax consequences of surrenders, see "Tax information."

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the fixed maturity options (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.

CHOOSING YOUR ANNUITY PAYOUT OPTIONS

Equitable Accumulator Select offers you several choices for receiving retirement income. Each choice enables you to receive fixed or, in some cases, variable annuity payments.

You can choose from among the six different annuity payout options listed below. Restrictions apply, depending on the type of contract you own.

-----------------------------------------------------------
Annuity payout options     Life annuity
                           Life annuity -- period
                            certain
                           Life annuity -- refund
                            certain
                           Period certain annuity
-----------------------------------------------------------
Income Manager payout      Life annuity with a period
  options                   certain
                           Period certain annuity
-----------------------------------------------------------

ANNUITY PAYOUT OPTIONS

You can choose from among the following annuity payout options:

o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because

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there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity -- period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. A life annuity with a period certain of 10 years is the normal form of annuity under the contracts. The period certain cannot extend beyond the annuitant's life expectancy.

o Life annuity -- refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

All of the above payout options are available as fixed annuities. With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your contract or on our then current annuity rates, whichever is more favorable for you.

The life annuity, life annuity -- period certain, and life annuity -- refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor.

The following annuity payout options are available as variable annuities:

o  Life annuity

o  Life annuity -- period certain

o  Joint and survivor life annuity (100% to survivor)

o  Joint and survivor life period certain annuity (100% to survivor)

Variable annuities may be funded through your choice of variable investment options investing in portfolios of EQ Advisors Trust. The contract also offers a fixed annuity option that can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate. Please see "Annuity Unit Values" in the SAI.

We may offer other payout options not outlined here. Your financial professional can provide details.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin.

For NQ, Rollover IRA, and Roth Conversion IRA contracts, unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. The only payout options available under QP contracts and Rollover TSA contracts are the life annuity 10 year period certain and the joint and survivor life annuity 10 year period certain. You choose whether these payments will be either fixed or variable.

You can choose the date annuity payments begin but it may not be earlier than one year from the contract date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be
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later than the contract date anniversary that follows the annuitant's 90th birthday. This may be different in some states.

Before your annuity payments are to begin, we will notify you by letter that the annuity payout options are available. Once you have selected a payout option and payments have begun, no change can be made other than transfers (if permitted in the future) among the variable investment options if a variable annuity is selected.

The amount of the annuity payments will depend on:

(1) the amount applied to purchase the annuity;

(2) the type of annuity chosen, and whether it is fixed or variable. If you choose a variable annuity, we will use an assumed base rate of either 5% or 3 1/2% to calculate the level of payments. We provide information about the assumed base rate in the SAI;

(3) in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

(4) in certain instances, the sex of the annuitant(s).

In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract. Amounts in the fixed maturity options that are applied to a payout option before a maturity date will result in a market value adjustment.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

INCOME MANAGER PAYOUT OPTIONS

For NQ, Rollover IRA, and Roth Conversion IRA contracts, two Income Manager payout options are also available. These are the Income Manager (life annuity with a period certain) and the Income Manager (period certain).

For QP contracts, the Income Manager payout options are available only after the trustee of the qualified plan directly rolls over the QP contract to a Rollover IRA contract. In this process the ownership of the QP contract is changed to the annuitant. The rollover to a Rollover IRA contract and the change of ownership may only occur when the annuitant will no longer be a participant in the qualified plan.

For Rollover TSA contracts, the Income Manager payout annuity options are available only after the Rollover TSA contract is rolled over to a Rollover IRA contract. This may generally occur when you are age 59 1/2, or you have separated from service with the employer who provided the Rollover TSA funds.

The Income Manager (life annuity with a period certain) provides guaranteed payments for the annuitant's life or for the annuitant's life and the life of a joint annuitant. The Income Manager (period certain) provides payments for a specified period. The contract owner and annuitant must meet the issue age and payment requirements. Both Income Manager annuities provide guaranteed level payments (NQ and IRA contracts). The Income Manager (life annuity with a period certain) also provides guaranteed increasing payments (NQ contracts only).

No additional contributions will be permitted under an Income Manager (life annuity with a period certain).

The Income Manager annuities are described in a separate prospectus. Copies of the most current version are available from your financial professional. To purchase an Income Manager annuity we also require the return of your contract. We will issue an Income Manager annuity to put one of the payout annuities into effect. Depending upon your circumstances, this may be done on a tax-free basis. Please consult your tax adviser.


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                                                       CHARGES AND EXPENSES   35
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5
Charges and expenses

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CHARGES THAT EQUITABLE LIFE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o  A mortality and expense risks charge

o  An administrative charge

o  A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o If you elect the optional benefit a charge for the optional baseBUILDER benefit.

o At the time annuity payments are to begin charges for state premium and other applicable taxes. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities, including an Equitable Accumulator contract that has a withdrawal charge but no distribution charge. This other contract may also provide higher rates to maturity for the fixed maturity options. A current prospectus for this other Equitable Accumulator contract may be obtained from your financial professional.

MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the guaranteed minimum death benefit. The daily charge is equivalent to an annual rate of 1.10% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

ADMINISTRATIVE CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option. We reserve the right under the contracts to increase this charge to an annual rate of 0.35%.

DISTRIBUTION CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option.

baseBUILDER BENEFITS CHARGE

If you elect the baseBUILDER combined guaranteed minimum income benefit and guaranteed minimum death benefit, we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.30% of the benefit base in effect on the contract date anniversary.

We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity
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options in order of the earliest maturity date(s) first. A market value adjustment may apply.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge for applicable taxes such as premium taxes that may be imposed in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by state and ranges from 0% to 3.5% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).

ANNUITY ADMINISTRATIVE FEE

We generally deduct a fee of up to $350 from the amount to be applied to purchase a life annuity payout option.

CHARGES THAT EQ ADVISORS TRUST DEDUCTS

EQ Advisors Trust deducts charges for the following types of fees and expenses:

o Management fees ranging from 0.25% to 1.15%.

o 12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of EQ Advisors Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectus for EQ Advisors Trust following this prospectus.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the mortality and expense risks charge or change the minimum initial contribution requirements. We also may change the guaranteed minimum income benefit and the guaranteed minimum death benefit, or offer variable investment options that invest in shares of EQ Advisors Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for Rollover IRA and Roth Conversion IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, ERISA, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


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                                                     PAYMENT OF DEATH BENEFIT 37
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6
Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee.

The death benefit is equal to your account value, or, if greater, the guaranteed minimum death benefit. The guaranteed minimum death benefit is part of your contract, whether you select the combined baseBUILDER benefit or not. We determine the amount of the death benefit as of the date we receive satisfactory proof of the annuitant's death and any required instructions for the method of payment. Under Rollover TSA contracts we will deduct the amount of any outstanding loan plus accrued interest from the amount of the death benefit.

EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, a beneficiary who is the surviving spouse of the owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. Only a spouse can be a successor owner/annuitant. A successor owner/annuitant can only be named under NQ and IRA contracts.

For Rollover IRA contracts, a beneficiary who is not a surviving spouse may be able to have limited ownership as discussed under "Beneficiary continuation option for Rollover IRA contracts" below.

WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions the owner can change after the original owner's death. When you are not the annuitant under an NQ contract and you die before annuity payments begin, the beneficiary named to receive the death benefit upon the annuitant's death will automatically become the successor owner. If you do not want the beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

o The cash value of the contract must be fully paid to the designated beneficiary (new owner) by December 31st of the fifth calendar year after your death (or in a joint ownership situation, the death of the first owner to die).

o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin no later than December 31st following the calendar year of the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value on December 31st of the fifth calendar year following the year of your death (or the death of the first owner to die).


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38  PAYMENT OF DEATH BENEFIT
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o If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Choosing your annuity payout options" under "Accessing your money" earlier in this prospectus. Please note that if you are both the contract owner and the annuitant, you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary.

SUCCESSOR OWNER AND ANNUITANT

If you are both the contract owner and the annuitant, and your spouse is the sole beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant.

If your surviving spouse decides to continue the contract, then on the contract date anniversary following your death, we will increase the account value to equal your current guaranteed minimum death benefit, if it is higher than the account value. In determining whether the guaranteed minimum death benefit will continue to grow, we will use your surviving spouse's age (as of the contract date anniversary).

BENEFICIARY CONTINUATION OPTION FOR ROLLOVER IRA CONTRACTS

Upon your death under a Rollover IRA contract, a nonspouse beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of the death benefit being paid in a single sum.

If you die AFTER the "Required Beginning Date" (see "Tax information") for required minimum distributions, the contract will continue if:

(a) you were receiving minimum distribution withdrawals from this contract; and

(b) the pattern of minimum distribution withdrawals you chose was based in part on the life of the designated beneficiary.

The withdrawals will then continue to be paid to the beneficiary on the same basis as you chose before your death. We will be able to tell your beneficiary whether this option is available to them. You should contact our processing office for further information.

If you die BEFORE the "Required Beginning Date" (and therefore you were not taking minimum distribution withdrawals under the contract), an eligible beneficiary may take minimum distribution withdrawals under the contract. We will increase the account value to equal the death benefit if the death benefit is greater than the account value. That amount will be used to provide the withdrawals. If the eligible beneficiary elects as described in the next paragraph, these withdrawals will begin by December 31st of the calendar year following your death. These withdrawals will be based on the beneficiary's life expectancy. If there is more than one beneficiary, the shortest life expectancy is used. An eligible beneficiary can choose instead to continue the contract in your name without having to take annual withdrawals. If the beneficiary chooses this option, all amounts must be distributed from the contract by December 31 of the fifth calendar year following your death.

The designated beneficiary must be a natural person and of legal age at the time of election. The beneficiary must elect this option within 30 days following the date we receive proof of your death. The death benefit will be paid to the beneficiary according to our standard procedures, unless an election is made within 30 days to: (1) receive the death


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benefit; (2) continue the contract and take annual withdrawals as described above; or (3) defer payment of the account value for up to five years.

While the contract continues in your name, the beneficiary may make transfers among the investment options. However, additional contributions will not be permitted and the guaranteed minimum income benefit and the death benefit (including the guaranteed minimum death benefit) provisions will no longer be in effect. Although the only withdrawals that will be permitted are minimum distribution withdrawals, the beneficiary may choose at any time to withdraw all of the account value.


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Tax information

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OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to Equitable Accumulator Select contracts owned by United States taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax, and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights under the contract, or payments under the contract may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (IRA, QP, and Rollover TSA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).

All nonqualified deferred annuity contracts that Equitable Life and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out


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of the contract, and (2) multiplying the result by the amount of the payment.
For variable annuity payments, your investment in the contract divided by the number of expected payments is your tax-free portion of each payment.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.

CONTRACTS PURCHASED THROUGH EXCHANGES

You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

o the owner and the annuitant are the same under the source contract and the Equitable Accumulator Select NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis of the source contract carries over to the Equitable Accumulator Select NQ contract.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o  on or after your death; or

o  because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a beneficiary.

SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO

Under current law we treat income from NQ contracts as U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.


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INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets can include mutual funds and certificates of deposit. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o Traditional IRAs, typically funded on a pre-tax basis including SEP-IRAs and SIMPLE-IRAs, issued and funded in connection with employer-sponsored retirement plans; and

o Roth IRAs, first available in 1998, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS Web site (http:// www.irs.ustreas.gov).

Equitable Life designs its traditional contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA ("Rollover IRA") or Roth IRA ("Roth Conversion IRA"). This prospectus contains the information that the IRS requires you to have before you purchase an IRA. This section of the prospectus covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. Education IRAs are not discussed in this prospectus because they are not available in individual retirement annuity form.

The Equitable Accumulator Select IRA contract has been approved by the IRS as to form for use as a traditional IRA. We have submitted the Roth IRA version for formal IRS approval. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the Equitable Accumulator Select IRA contract.

CANCELLATION

You can cancel an Equitable Accumulator Select IRA contract by following the directions under "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in the prospectus. You can cancel an Equitable Accumulator Select Roth Conversion IRA contract issued as a result of a full conversion of an Equitable Accumulator Select Rollover IRA contract by following the instructions in the request for full conversion form. The form is available from our processing office or your financial professional. If you cancel an IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to a traditional IRA:

o  tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers"); or

o  regular contributions out of earned income or compensation.


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We require that all of your contributions to the Equitable Accumulator Select
Rollover IRA contract must be either a rollover or a direct custodian-to-custodian transfer. See "Rollovers and transfers" below. Since we do not permit regular contributions under the Equitable Accumulator Select Rollover IRA contract, we do not discuss them in great detail in this prospectus.

EXCESS CONTRIBUTIONS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o  regular contributions of more than $2,000; or

o regular contributions of more than earned income for the year, if that amount is under $2,000; or

o regular contributions to a traditional IRA made after you reach age 70 1/2; or

o rollover contributions of amounts which are not eligible to be rolled over. For example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1) the rollover was from a qualified retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

(3) you took no tax deduction for the excess contribution.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

ROLLOVERS AND TRANSFERS

Rollover contributions may be made to a traditional IRA from these sources:

o  qualified plans;

o  TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts);
   and

o  other traditional IRAs.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM QUALIFIED PLANS OR TSAS

There are two ways to do rollovers:

o  Do it yourself

You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your qualified plan or TSA will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o  Direct rollover


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You tell your qualified plan trustee or TSA issuer/custodian/fiduciary to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA or qualified plan are eligible rollover distributions, unless the distribution is:

o only after-tax contributions you made to the plan; or

o "required minimum distributions" after age 70 1/2 or separation from service; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o a hardship withdrawal; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o corrective distributions that fit specified technical tax rules; or

o loans that are treated as distributions; or

o a death benefit payment to a beneficiary who is not your surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also taxable. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. You must keep permanent tax records of all of your nondeductible contributions to traditional IRAs. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.


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In addition, a distribution is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or

o the entire amount received is rolled over to another traditional IRA (see "Rollovers and transfers" above); or

o in certain limited circumstances, where the traditional IRA acts as a "conduit," you roll over the entire amount into a qualified plan or TSA that accepts rollover contributions. To get this conduit traditional IRA treatment:

o the source of funds you used to establish the traditional IRA must have been a rollover contribution from a qualified plan; and

o the entire amount received from the traditional IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received.

Similar rules apply in the case of a TSA.

However, you may lose conduit treatment if you make an eligible rollover distribution contribution to a traditional IRA and you commingle this contribution with other contributions. In that case, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan or TSA at a future date. The Rollover IRA contract can be used as a conduit IRA if amounts are not commingled.

Distributions from a traditional IRA are not eligible for favorable five-year averaging (or, in some cases, ten-year averaging and long-term capital gain treatment) available to certain distributions from qualified plans.

REQUIRED MINIMUM DISTRIBUTIONS

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs beginning at age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age
70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 -
April 1). Distributions must start no later than your "required beginning date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year - the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions - "account-based" or "annuity-based."

Account-based method. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a life expectancy factor from IRS tables. This gives you the required minimum distribution amount for that particular IRA for that year. The required minimum distribution amount will vary each year as the account value and your life expectancy factors change.

You have a choice of life expectancy factors, depending on whether you choose a method based only on your life expectancy, or the joint life expectancies of you and another individual. You can decide to "recalculate" your life expectancy every year by using your current life expectancy factor. You can decide instead to use the "term certain" method, where you reduce your life expectancy by one every year after the initial year. If your spouse is your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you can also annually recalculate your spouse's life expectancy if you want. If you choose someone who is not your spouse as your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you have to


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use the term certain method of calculating that person's life expectancy. If you pick a nonspouse designated beneficiary, you may also have to do another special calculation.

You can later apply your traditional IRA funds to a life annuity-based payout. You can only do this if you already chose to recalculate your life expectancy annually (and your spouse's life expectancy if you select a spousal joint annuity). For example, if you anticipate exercising your guaranteed minimum income benefit or selecting any other form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

Annuity-based method. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method and a different beneficiary for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? No, unless you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. Because the options we offer do not cover every option permitted under federal income tax rules, you may prefer to do your own required minimum distribution calculations for one or more of your traditional IRAs.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa. However, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age 70 1/2 is approaching.
If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? If you die after either (a) the start of annuity payments, or (b) your Required Beginning Date, your beneficiary must receive payment of the remaining values in the contract at least as rapidly as under the distribution method before your death. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2.

If you die before your Required Beginning Date and before annuity payments begin, federal income tax rules require complete distribution of your entire value in the contract within five years after your death. Payments to a
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beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. A surviving spouse beneficiary can also (a) delay starting any payments until you would have reached age
70 1/2 or (b) roll over your traditional IRA into his or her own traditional IRA.

SUCCESSOR ANNUITANT AND OWNER

If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% will apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o  on or after your death; or

o  because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

To meet this last exception, you could elect to apply your contract value to an Income Manager (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments under a method we select based on guidelines issued by the IRS (currently contained in IRS Notice 89-25, Question and Answer 12). Although substantially equal withdrawals and Income Manager payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" above. Once substantially equal withdrawals or Income Manager annuity payments begin, the distributions should not be stopped or changed until the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under this option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your contract as changing your pattern of substantially equal withdrawals or Income Manager payments for purposes of determining whether the penalty applies.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."


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The Equitable Accumulator Select Roth Conversion IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o taxable rollover contributions from traditional IRAs ("conversion" contributions); or

o  tax-free rollover contributions from other Roth IRAs; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers"); or

o  regular after-tax contributions out of earnings.

Since we only permit direct transfer and rollover contributions under the Equitable Accumulator Select Roth Conversion IRA contract, we do not discuss regular after-tax contributions here. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

ROLLOVERS AND DIRECT TRANSFERS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? You may make rollover contributions to a Roth IRA from only two sources:

o  another Roth IRA ("tax-free rollover contribution"); or

o another traditional IRA, including a SEP-IRA or SIMPLE-IRA, in a taxable conversion rollover ("conversion contribution").

You may not make contributions to a Roth IRA from a qualified plan under
Section 401(a) of the Internal Revenue Code, or a TSA under Section 403(b) of the Internal Revenue Code. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to Equitable Life, as the Roth IRA issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax exempt. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out


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of such withholding. If you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free.

There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59 1/2.

You cannot make conversion contributions to a Roth IRA for any taxable year in which your adjusted gross income exceeds $100,000. For this purpose, your adjusted gross income is calculated without the gross income stemming from the traditional IRA conversion. You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age
70 1/2.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also distributions.

The following distributions from Roth IRAs are free of income tax:

o  Rollover from a Roth IRA to another Roth IRA;

o  Direct transfer from a Roth IRA to another Roth IRA;

o  Qualified distribution from a Roth IRA; and

o  Return of excess contributions or amounts recharacterized to a traditional
   IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o  you reach age 59 1/2; or

o  you die; or

o  you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution"
  (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made). It is not possible to have a tax-free qualified distribution before the year 2003 because of the five-year aging requirement.

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet the qualifying event and five-year aging period tests described above. Such distributions are potentially taxable as ordinary income. Nonqualified distributions receive return-of-investment-first treatment. Only the difference between the amount of the distribution and the amount of contributions to all of your Roth IRAs is taxable. You have to reduce the amount of contributions to all of your Roth IRAs to reflect any previous tax-free recoveries.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.


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Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?" Lifetime required minimum distributions do not apply.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS

Same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

For Roth IRAs, special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.

SPECIAL RULES FOR NONQUALIFIED CONTRACTS IN QUALIFIED PLANS

Under QP contracts your plan administrator or trustee notifies you as to tax consequences. See Appendix I.

TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

GENERAL

This section of the prospectus covers some of the special tax rules that apply to TSA contracts under Section 403(b) of the Internal Revenue Code (TSAs). If the rules are the same as those that apply to another kind of contract, for example, traditional IRAs, we will refer you to the same topic under "traditional IRAs."

CONTRIBUTIONS TO TSAS

There are two ways you can make contributions to this Equitable Accumulator Select Rollover TSA contract:

o a rollover from another TSA contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code, or

o a full or partial direct transfer of assets ("direct transfer") from another contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code by means of IRS Revenue Ruling 90-24.

With appropriate written documentation satisfactory to us, we will accept rollover contributions from "conduit IRAs" for TSA funds.

If you make a direct transfer, you must fill out our transfer form.

EMPLOYER-REMITTED CONTRIBUTIONS. The Equitable Accumulator Select Rollover TSA contract does not accept employer-remitted contributions. However, we provide the following discussion as part of our description of restrictions on the distribution of funds directly transferred, which include employer-remitted contributions to other TSAs.


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Employer-remitted contributions to TSAs made through the employer's payroll are subject to annual limits. (Tax-free transfer or tax-deferred rollover contributions from another 403(b) arrangement are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions. Amounts attributable to salary reduction contributions to TSAs are generally subject to withdrawal restrictions. Also, all amounts attributable to investments in a 403(b)(7) custodial account are subject to withdrawal restrictions discussed below.

ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS. You may make rollover contributions to your Equitable Accumulator Select Rollover TSA contract from TSAs under
Section 403(b) of the Internal Revenue Code. Generally, you may make a rollover contribution to a TSA when you have a distributable event from an existing TSA as a result of your:

o  termination of employment with the employer who provided the TSA funds; or

o  reaching age 59 1/2 even if you are still employed; or

o  disability (special federal income tax definition).

A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution. We accept direct transfers of TSA funds under Revenue Ruling 90-24 only if:

o you give us acceptable written documentation as to the source of the funds, and

o the Equitable Accumulator Select contract receiving the funds has provisions at least as restrictive as the source contract.

Before you transfer funds to an Equitable Accumulator Select Rollover TSA contract, you may have to obtain your employer's authorization or demonstrate that you do not need employer authorization. For example, the transferring TSA may be subject to Title I of ERISA, if the employer makes matching contributions to salary reduction contributions made by employees. In that case, the employer must continue to approve distributions from the plan or contract.

Your contribution to the Equitable Accumulator Select TSA must be net of the required minimum distribution for the tax year in which we issue the contract if:

o  you are or will be at least age 70 1/2 in the current calendar year, and

o you have separated from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to the Equitable Accumulator Select Rollover TSA.

This rule applies regardless of whether the source of funds is a:

o  rollover by check of the proceeds from another TSA; or

o  direct rollover from another TSA; or

o  direct transfer under Revenue Ruling 90-24 from another TSA.

Further, you must use the same elections regarding recalculation of your life expectancy (and if applicable, your spouse's life expectancy), if you have already begun to receive required minimum distributions from or with respect to the TSA from which you are making your contribution to the Equitable Accumulator Select Rollover TSA. You must also elect or have elected a minimum distribution calculation method requiring recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you elect an annuity payout for the funds in this contract subsequent to this year.

DISTRIBUTIONS FROM TSAS

GENERAL. Depending on the terms of the employer plan and your employment status, you may have to get your employer's consent to take a loan or withdrawal. Your employer will tell us this when you establish the TSA through a direct transfer.

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WITHDRAWAL RESTRICTIONS. If this is a Revenue Ruling 90-24 direct transfer, we will treat all amounts transferred to this contract and any future earnings on the amount transferred as not eligible for withdrawal until one of the following events happens:

o you are separated from service with the employer who provided the funds to purchase the TSA you are transferring to the Equitable Accumulator Select Rollover TSA;

o  you reach age 59 1/2; or

o  you die; or

o  you become disabled (special federal income tax definition); or

o  you take a hardship withdrawal (special federal income tax definition).

If any portion of the funds directly transferred to your TSA contract is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. These restrictions do not apply to the amount directly transferred to your TSA contract that represents your December 31, 1988 account balance attributable to salary reduction contributions to a TSA annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988 account balance if you have qualifying amounts transferred to your TSA contract.

THIS PARAGRAPH APPLIES ONLY TO PARTICIPANTS IN A TEXAS OPTIONAL RETIREMENT PROGRAM. Texas Law permits withdrawals only after one of the following distributable events occur:

(1) the requirements for minimum distribution (discussed under "Required minimum distributions" below) are met; or

(2) death; or

(3) retirement; or

(4) termination of employment in all Texas public institutions of higher education.

For you to make a withdrawal, we must receive a properly completed written acknowledgement from the employer. If a distributable event occurs before you are vested, we will refund to the employer any amounts provided by an employer's first-year matching contribution. We reserve the right to change these provisions without your consent, but only to the extent necessary to maintain compliance with applicable law. Loans are not permitted under Texas Optional Retirement Programs.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we do not track your investment in the contract, if any, it is your responsibility to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions.
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ANNUITY PAYMENTS. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA.

LOANS FROM TSAS

You may take loans from a TSA unless restricted by the employer (for example, under an employer plan subject to ERISA). If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the TSA funds told us when you purchased your contract.

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Under Proposed Treasury Regulations the entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits and (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made.

o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Equitable Accumulator Select Rollover TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly.

The amount borrowed and not repaid may be treated as a distribution if:

o  the loan does not qualify under the conditions above;

o  the participant fails to repay the interest or principal when due; or

o in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS

You may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan, either directly or within 60 days of your receiving the distribution. To the extent rolled over, a distribution remains tax-deferred.
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You may roll over a distribution from a TSA to another TSA or to a traditional
IRA. A spousal beneficiary may roll over death benefits only to a traditional
IRA.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals, and required minimum distributions under federal income tax rules.

Direct transfers of TSA funds from one TSA to another under Revenue Ruling 90-24 are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

Same as traditional IRA with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force TSA participants to start calculating and taking annual distributions from their TSAs by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

o TSA plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age 70 1/2. We will know whether or not you qualify for this exception because it will only apply to people who establish their Equitable Accumulator Select Rollover TSA by direct Revenue Ruling 90-24 transfers. If you do not give us the amount of your December 31, 1986 account balance that is being transferred to the Equitable Accumulator Select Rollover TSA on the form used to establish the TSA, you do not qualify.

SPOUSAL CONSENT RULES

This will only apply to you if you establish your Equitable Accumulator Select Rollover TSA by direct Revenue Ruling 90-24 transfer. Your employer will tell us on the form used to establish the TSA whether or not you need to get spousal consent for loans, withdrawals, or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. No penalty tax applies to pre-age 59 1/2 distributions made:

o  on or after your death; or

o  because you are disabled (special federal income tax definition); or


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o  to pay for certain extraordinary medical expenses (special federal income tax definition); or

o  if you are separated from service, any form of payout after you are age 55;
   or

o only if you are separated from service, a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribution from a Roth IRA unless you elect out of withholding. This may result in tax being withheld even though the Roth IRA distribution is not taxable in whole or in part.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here. Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $14,700 in periodic annuity payments in 1999, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of IRAs and Roth IRAs.


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You cannot elect out of withholding if the payment is an eligible rollover distribution from a qualified plan or TSA. If a non-periodic distribution from a qualified plan or TSA is not an eligible rollover distribution then the 10% withholding rate applies.

MANDATORY WITHHOLDING FROM TSA AND QUALIFIED PLAN DISTRIBUTIONS

Unless you have the distribution go directly to the new plan, eligible rollover distributions from qualified plans and TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another TSA or a traditional IRA. An eligible rollover distribution from a qualified plan can be rolled over to another qualified plan or traditional IRA. All distributions from a TSA or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o  any after-tax contributions you made to the plan; or

o any distributions which are required minimum distributions after age 70 1/2 or separation from service; or

o  hardship withdrawals; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o  corrective distributions that fit specified technical tax rules; or

o  loans that are treated as distributions; or

o  a death benefit payment to a beneficiary who is not your surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to mandatory 20% withholding.

IMPACT OF TAXES TO EQUITABLE LIFE

The contracts provide that we may charge Separate Account No. 45 for taxes. We do not now, but may in the future set up reserves for such taxes.


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ABOUT OUR SEPARATE ACCOUNT NO. 45

Each variable investment option is a subaccount of our Separate Account No.
45. We established Separate Account No. 45 in 1994 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 45 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 45's operations are accounted for without regard to Equitable Life's other operations.

Separate Account No. 45 is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account No. 45.

Each subaccount (variable investment option) within Separate Account No. 45 invests solely in class IB shares issued by the corresponding portfolio of EQ Advisors Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 45, or to add other separate accounts;

(2) to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 45 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 45 or a variable investment option directly);

(5) to deregister Separate Account No. 45 under the Investment Company Act of 1940;

(6) to restrict or eliminate any voting rights as to Separate Account No. 45;
    and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

ABOUT EQ ADVISORS TRUST

EQ Advisors Trust is registered under the Investment Company Act of 1940. It is classified as an "open-end management investment company," more commonly called a mutual fund. EQ Advisors Trust issues different shares relating to each portfolio.

Equitable Life serves as the investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the investment advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 1999 EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and a subsidiary of Equitable Life, served as investment manager to EQ Advisors Trust.)

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust.

EQ Advisors Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on shares are reinvested in full. The Board of Trustees of EQ Advisors Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about EQ Advisors Trust, its investment objectives, policies, restrictions, risks, expenses, Rule 12b-1 Plan relating to its Class IB shares, and other aspects of its operations, appears in the prospectus for EQ Advisors Trust attached at the end of this prospectus, or in its SAI which is available upon request.


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ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

The rates to maturity for new allocations as of August 2, 1999 and the related price per $100 of maturity value were as follows:

--------------------------------------------------------------------------------
FIXED MATURITY
   OPTIONS
WITH FEBRUARY 15TH                    RATE TO MATURITY               PRICE
 MATURITY DATE OF                        AS OF                     PER $100 OF
  MATURITY YEAR                       AUGUST 2, 1999              MATURITY VALUE
--------------------------------------------------------------------------------
    2000                                 3.22%                         $98.30
    2001                                 4.26%                         $93.77
    2002                                 4.76%                         $88.85
    2003                                 5.15%                         $83.70
    2004                                 5.22%                         $79.36
    2005                                 5.34%                         $74.94
    2006                                 5.44%                         $70.70
    2007                                 5.47%                         $66.91
    2008                                 5.57%                         $62.93
    2009                                 5.60%                         $59.44
--------------------------------------------------------------------------------

HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

    (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

    (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

    (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

    (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2) We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

--------------------------------------------------------------------------------
Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
--------------------------------------------------------------------------------

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. See Appendix III for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to


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add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the fixed maturity options, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contracts.

The minimum amounts we will deduct are $100 monthly and $300 quarterly. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.


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You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our business day is any day the New York Stock Exchange is open for trading. We calculate unit values for our variable investment options as of the end of each business day. This is usually 4:00 p.m., Eastern time. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information.

o If your contribution, transfer, or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the value next determined after the close of the business day.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Transfers to or from variable investment options will be made at the value next determined after the close of the business day.

o Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of EQ Advisors Trust we have the right to vote on certain matters involving the portfolios, such as:

o  the election of trustees; or

o  the formal approval of independent auditors selected for EQ Advisors Trust;
   or

o any other matters described in the prospectus for EQ Advisors Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

VOTING RIGHTS OF OTHERS

Currently, we control EQ Advisors Trust. Its shares are sold to our separate accounts and an affiliated qualified plan trust.


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In addition, shares of EQ Advisors Trust are held by separate accounts of insurance companies both affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Board of Trustees of EQ Advisors Trust intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.

SEPARATE ACCOUNT NO. 45 VOTING RIGHTS

If actions relating to Separate Account No. 45 require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

ABOUT OUR YEAR 2000 PROGRESS

Equitable Life relies upon various computer systems in order to administer your contract and operate the investment options. Some of these systems belong to service providers who are not affiliated with Equitable Life.

In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable Life has identified those of its systems critical to business operations that were not year 2000 compliant. Equitable Life has completed the work of modifying or replacing non-compliant systems and has confirmed, through testing, that its systems are year 2000 compliant. Equitable Life has contacted third-party vendors and service providers to seek confirmation that they are acting to address the year 2000 issue with the goal of avoiding any material adverse effect on services provided to contract owners and on operations of the investment options. All third-party vendors and service providers considered critical to Equitable Life's business, and substantially all vendors and service providers considered non-critical, have provided us confirmation of their year 2000 compliance or a satisfactory plan for compliance. If confirmation is not received from any of the remaining non-critical vendors or service providers, the vendor or service provider will be replaced, eliminated, or be the subject of contingency plans. Additionally, Equitable Life has supplemented its existing business continuity and disaster recovery plans to cover certain categories of contingencies that could arise as a result of year 2000 related failures.

There are many risks associated with year 2000 issues, including the risk that Equitable Life's computer systems will not operate as intended. Additionally, there can be no assurance that the systems of third parties will be year 2000 compliant. Any significant unresolved difficulty related to the year 2000 compliance initiatives could result in an interruption in, or a failure of, normal business operations and, accordingly, could have a material adverse effect on our ability to administer your contract and operate the investment options.

To the fullest extent permitted by law, the foregoing year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act, (P.L. 105-271) (1998).


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ABOUT LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account No. 49, our ability to meet our obligations under the contracts, or the distribution of the contracts.

ABOUT OUR INDEPENDENT ACCOUNTANTS

The consolidated financial statements of Equitable Life incorporated in this prospectus by reference to the Annual Report on Form 10-K at December 31, 1998 and 1997, and for the three years ended December 31, 1998, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

You cannot assign or transfer ownership of Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contract except by surrender to us. Loans are not available and you cannot assign Rollover IRA, Roth Conversion IRA and QP contracts as security for a loan or other obligation. If the employer that provided the funds does not restrict them, loans are available under a Rollover TSA contract.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option for Rollover IRA contracts" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contract to another similar arrangement.

DISTRIBUTION OF THE CONTRACTS

AXA Advisors, LLC ("AXA Advisors"), the successor to EQ Financial Consultants, Inc. and an indirect subsidiary of Equitable Life, is the distributor of the contracts and has responsibility for sales and marketing functions for Separate Account No. 45. AXA Advisors serves as the principal underwriter of Separate Account No. 45. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. AXA Advisors' principal business address is 1290 Avenue of the Americas, New York, New York 10104. Pursuant to a Distribution and Servicing Agreement between AXA Advisors, Equitable Life, and certain of Equitable Life's separate accounts, including Separate Account No. 45, Equitable Life paid AXA Advisors distribution fees of $325,380 for 1998, as the distributor of certain contracts and as the principal underwriter of certain separate accounts including Separate Account No. 45. Before May 1, 1998, Equitable Distributors, Inc. ("EDI"), also an indirect, wholly owned subsidiary of Equitable Life, served as the distributor of the contracts and the principal underwriter of Separate Account No. 45. Pursuant to a Distribution Agreement between Equitable Life, certain of Equitable Life's separate accounts, including Separate Account No. 45, and EDI, Equitable Life paid EDI distribution fees of $9,444,621 for 1997 and $888,486 for 1996 as the distributor of certain contracts and as the principal underwriter of certain separate accounts including Separate Account No. 45. By year end 1999, AXA Advisors will no longer be a subsidiary of Equitable Life but will remain an indirect subsidiary of AXA Financial, Inc., Equitable Life's parent.

The contracts will be sold by financial professionals who are registered representatives of AXA Advisors and its affiliates, who are also our licensed agents. AXA Advisors may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. The offering of the contracts is intended to be continuous.


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                                                      INVESTMENT PERFORMANCE  63
--------------------------------------------------------------------------------
9
Investment Performance

--------------------------------------------------------------------------------

We provide the following tables to show five different measurements of the investment performance of the variable investment options and/or the portfolios in which they invest. We include these tables because they may be of general interest to you. THE RESULTS SHOWN REFLECT PAST PERFORMANCE. THEY DO NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. THEY ALSO DO NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.

Table 1 shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.

Table 2 shows the growth of a hypothetical $1,000 investment in the variable investment options over the periods shown. Both Tables 1 and 2 take into account all fees and charges under the contract, including the optional baseBUILDER benefits charge, but do not reflect the charges for any applicable taxes such as premium taxes or any applicable annuity administrative fee.

Tables 3, 4, and 5 show the rates of return of the variable investment options on an annualized, cumulative, and year-by-year basis. These tables take into account all fees and charges under the contract, but do not reflect the optional baseBUILDER benefits charge or the charges for any applicable taxes such as premium taxes or any applicable annuity administrative fee. If the charges were reflected they would effectively reduce the rates of return shown.

In all cases the results shown are based on the actual historical investment experience of the portfolios in which the variable investment options invest. In some cases, the results shown relate to periods when the variable investment options and/or the contracts were not available. In those cases, we adjusted the results of the portfolios to reflect the charges under the contracts that would have applied had the investment options and/or contracts been available. The contracts are being offered for the first time in 1999.

For the "Alliance" portfolios (other than EQ/Alliance Premier Growth), we have adjusted the results prior to October 1996, when Class IB shares for these portfolios were not available, to reflect the 12b-1 fees currently imposed. Finally, the results shown for the Alliance Money Market and Alliance Common Stock options for periods before March 22, 1985 reflect the results of the variable investment options that preceded them. The "Since portfolio inception" figures for these options are based on the date of inception of the preceding variable investment options. We have adjusted these results to reflect the maximum investment advisory fee payable for the portfolios, as well as an assumed charge of 0.06% for direct operating expenses.

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust portfolio and any predecessors that it may have had.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.

BENCHMARKS

Tables 3 and 4 compare the performance of variable investment options to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Also, they do not reflect other contract charges such as the mortality and expense risks charge, administrative charge, distribution charge, or optional benefit charge. Comparisons with these benchmarks, therefore, may be of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income. The benchmarks include:


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64  INVESTMENT PERFORMANCE
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ALLIANCE AGGRESSIVE STOCK: 50% Russell 2000 Index and 50%
  Standard & Poor's Mid-Cap Total Return Index.

ALLIANCE COMMON STOCK: Standard & Poor's 500 Index.

ALLIANCE CONSERVATIVE INVESTORS: 70% Lehman Treasury Bond
  Composite Index and 30% Standard & Poor's 500 Index.

ALLIANCE GLOBAL: Morgan Stanley Capital International World Index.

ALLIANCE GROWTH AND INCOME: 75% Standard & Poor's 500 Index and 25% Value Line Convertibles Index.

ALLIANCE GROWTH INVESTORS: 70% Standard & Poor's 500 Index and 30% Lehman Government/Corporate Bond Index.

ALLIANCE HIGH YIELD: Merrill Lynch High Yield Master Index.

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES: Lehman
  Intermediate Government Bond Index.

ALLIANCE INTERNATIONAL: Morgan Stanley Capital International
  Europe, Australia, Far East Index.

ALLIANCE MONEY MARKET: Salomon Brothers Three-Month T-Bill
  Index.

EQ/ALLIANCE PREMIER GROWTH: Standard & Poor's 500 Index.

ALLIANCE SMALL CAP GROWTH: Russell 2000 Growth Index.

BT EQUITY 500 INDEX: Standard & Poor's 500 Index.

BT INTERNATIONAL EQUITY INDEX: Morgan Stanley Capital
  International Europe, Australia, Far East Index.

BT SMALL COMPANY INDEX: Russell 2000 Index.

CAPITAL GUARDIAN RESEARCH: Standard & Poor's 500 Index.

CAPITAL GUARDIAN U.S. EQUITY: Standard & Poor's 500 Index.

EQ/EVERGREEN: Russell 2000 Index.

EQ/EVERGREEN FOUNDATION: 60% Standard & Poor's 500
  Index/40% Lehman Brothers Aggregate Bond Index.

MERRILL LYNCH BASIC VALUE EQUITY: Standard & Poor's 500 Index.

MERRILL LYNCH WORLD STRATEGY: 36% Standard & Poor's 500
  Index/24% Morgan Stanley Capital International Europe, Australia, Far East Index/21% Salomon Brothers U.S. Treasury Bond 1 Year+
  14% Salomon Brothers World Government Bond (excluding
  U.S.)/and 5% Three-Month U.S. Treasury Bill.

MFS EMERGING GROWTH COMPANIES: Russell 2000 Index.

MFS GROWTH WITH INCOME: Standard & Poor's 500 Index.

MFS RESEARCH: Standard & Poor's 500 Index.

MORGAN STANLEY EMERGING MARKETS EQUITY: Morgan Stanley
  Capital International Emerging Markets Free Price Return Index.

EQ/PUTNAM BALANCED: 60% Standard & Poor's 500 Index and 40%
  Lehman Government/ Corporate Bond Index.

EQ/PUTNAM GROWTH & INCOME VALUE: Standard & Poor's 500
  Index.

T. ROWE PRICE EQUITY INCOME: Standard & Poor's 500 Index.

T. ROWE PRICE INTERNATIONAL STOCK: Morgan Stanley Capital
  International Europe, Australia, Far East Index.

WARBURG PINCUS SMALL COMPANY VALUE: Russell 2000 Index.

--------------------------------------------------------------------------------

LIPPER SURVEY. The Lipper Variable Insurance Products Performance Analysis Survey (Lipper Survey) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc. (Lipper), the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Equitable Accumulator Select performance relative to other variable annuity products.


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                                                      INVESTMENT PERFORMANCE  65
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                                   TABLE 1
AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998:


--------------------------------------------------------------------------------------------------------------------------
                                                                    LENGTH OF INVESTMENT PERIOD
                                             -----------------------------------------------------------------------------
                                                                                                  SINCE        SINCE
                                                      1          3          5           10       OPTION      PORTFOLIO
VARIABLE INVESTMENT OPTIONS                         YEAR       YEARS      YEARS       YEARS     INCEPTION*   INCEPTION**
--------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                           (1.55)%     8.51%      9.16%       16.54%      12.01%      15.33%
--------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                               27.00%     25.05%     19.42%       16.22%      23.99%      14.03%
--------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors                     11.79%      8.44%      7.11%          --        9.37%       7.07%
--------------------------------------------------------------------------------------------------------------------------
Alliance Global                                     19.56%     13.55%     11.90%       12.46%      13.58%       9.59%
--------------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income                          18.63%     20.07%     15.39%          --       18.72%      12.46%
--------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                           16.93%     13.78%     11.55%          --       14.52%      12.59%
--------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                                 (6.90)%     9.11%      7.72%        8.85%       9.22%       8.18%
--------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities          5.76%      4.08%      3.17%          --        4.70%       4.70%
--------------------------------------------------------------------------------------------------------------------------
Alliance International                               8.53%      3.42%        --           --        4.59%       4.90%
--------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                                3.40%      3.20%      2.97%        3.34%       2.93%       4.68%
--------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                           (5.97)%       --         --           --        8.35%       8.35%
--------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                                 23.13%        --          --          --       23.13%       23.13%
--------------------------------------------------------------------------------------------------------------------------
BT International Equity Index                       18.17%        --          --          --       18.17%       18.17%
--------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                             (3.87)%        --          --          --       (3.87)%      (3.87)%
--------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                     9.80%        --          --          --       12.59%        2.01%
--------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                         5.11%        --          --          --        4.18%        4.18%
--------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                       32.37%        --          --          --       26.45%       26.45%
--------------------------------------------------------------------------------------------------------------------------
MFS Research                                        22.12%        --          --          --       18.24%       18.24%
--------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity             (28.19)%       --          --          --      (21.77)%     (24.67)%
--------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                                  10.02%        --          --          --       11.46%       11.46%
--------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                     11.02%        --          --          --       12.82%       12.82%
--------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                          7.33%        --          --          --       13.72%       13.72%
--------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                   11.88%        --          --          --        4.24%        4.24%
--------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value                 (11.45)%       --          --          --        2.01%        2.01%
--------------------------------------------------------------------------------------------------------------------------

* The variable investment option inception dates are: Alliance Aggressive Stock, Alliance Common Stock, Alliance Conservative Investors, Alliance Global, Alliance Growth and Income, Alliance Growth Investors, Alliance High Yield, Alliance Intermediate Government Securities, Alliance International, and Alliance Money Market (May 1, 1995); Alliance Small Cap Growth, Merrill Lynch Basic Value Equity, Merrill Lynch World Strategy, MFS Emerging Growth Companies, MFS Research, EQ/Putnam Balanced, EQ/Putnam Growth & Income Value, T. Rowe Price Equity Income,
  T. Rowe Price International Stock, and Warburg Pincus Small Company Value (May 1, 1997); Morgan Stanley Emerging Markets Equity (September 2,
  1997); BT Equity 500 Index, BT International Equity Index, and BT Small Company Index (December 31, 1997). The inception dates for the variable investment options that became available on or after December 31, 1998, and are therefore not shown in this table are: EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income (December 31, 1998); EQ/Alliance Premier Growth, Capital Guardian Research, and Capital Guardian U.S. Equity (April 30, 1999).

**The inception dates for the portfolios underlying the Alliance variable investment options are for portfolios of The Hudson River Trust, the assets of which became assets of corresponding portfolios of EQ Advisors Trust on October 18, 1999. The portfolio inception dates are: Alliance Aggressive Stock (January 27, 1986); Alliance Common Stock (January 13,
  1976); Alliance Conservative Investors and Alliance Growth Investors (October 2, 1989); Alliance Global (August 27, 1987); Alliance Growth and Income (October 1, 1993); Alliance High Yield (January 2, 1987); Alliance Intermediate Government Securities (April 1, 1991); Alliance International (April 3, 1995); Alliance Money Market (July 13, 1981); Alliance Small Cap Growth, Merrill Lynch Basic Value Equity, Merrill Lynch World Strategy, MFS Emerging Growth Companies, MFS Research, T. Rowe Price Equity Income, T. Rowe Price International Stock, and Warburg Pincus Small Company Value (May 1, 1997); BT Equity 500 Index, BT International Equity Index, and BT Small Company Index (December 31,
  1997); and Morgan Stanley Emerging Markets Equity (August 20, 1997). The inception dates for the portfolios that became available on or after December 31, 1998 and are therefore not shown in the tables are:
  EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income (December 31, 1998); EQ/Alliance Premier Growth, Capital Guardian Research, and Capital Guardian U.S. Equity (April 30, 1999).

--------------------------------------------------------------------------------
66  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        TABLE 2
                          GROWTH OF $1,000 UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998+

-------------------------------------------------------------------------------------------------------------------------
                                                                      LENGTH OF INVESTMENT PERIOD
                                                 ------------------------------------------------------------------------
                                                                                                                 SINCE
                                                       1              3               5              10         PORTFOLIO
VARIABLE INVESTMENT OPTIONS                           YEAR          YEARS           YEARS           YEARS      INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                          $  984.50       $1,277.63       $1,549.85       $4,619.71   $ 6,388.98
-------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                              $1,270.00       $1,955.50       $2,428.99       $4,494.80   $20,499.72
-------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors                    $1,117.90       $1,275.32       $1,410.03              --   $ 1,979.28
-------------------------------------------------------------------------------------------------------------------------
Alliance Global                                    $1,195.60       $1,464.22       $1,754.46       $3,235.83   $ 3,001.81
-------------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income                         $1,186.30       $1,731.03       $2,045.73              --   $ 2,023.23
-------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                          $1,169.30       $1,473.15       $1,727.10              --   $ 3,272.51
-------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                                  $931.00       $1,299.09       $1,450.09       $2,335.95   $ 2,569.97
-------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities        $1,057.60       $1,127.36       $1,169.06              --   $ 1,444.19
-------------------------------------------------------------------------------------------------------------------------
Alliance International                             $1,085.30       $1,106.18              --              --   $ 1,210.96
-------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                              $1,034.00       $1,099.25       $1,157.42       $1,388.83   $ 2,276.11
-------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                          $  940.30              --              --              --   $ 1,173.92
-------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                                $1,231.30              --              --              --   $ 1,231.30
-------------------------------------------------------------------------------------------------------------------------
BT International Equity Index                      $1,181.70              --              --              --   $ 1,181.70
-------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                             $  961.30              --              --              --   $   961.30
-------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                   $1,098.00              --              --              --   $ 1,267.70
-------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                       $1,051.10              --              --              --   $ 1,085.42
-------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                      $1,323.70              --              --              --   $ 1,598.96
-------------------------------------------------------------------------------------------------------------------------
MFS Research                                       $1,221.20              --              --              --   $ 1,398.09
-------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity             $  718.10              --              --              --   $   567.48
-------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                                 $1,100.20              --              --              --   $ 1,242.40
-------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                    $1,110.20              --              --              --   $ 1,272.79
-------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                        $1,073.30              --              --              --   $ 1,293.27
-------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                  $1,118.80              --              --              --   $ 1,086.52
-------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value                 $  885.50              --              --              --   $ 1,040.68
-------------------------------------------------------------------------------------------------------------------------
* Portfolio inception dates are shown in Table 1.


--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        TABLE 3
                            ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    SINCE
                                                                                                                  PORTFOLIO
                                           1 YEAR       3 YEARS      5 YEARS       10 YEARS         20 YEARS      INCEPTION*
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK                  (1.55)%        8.69%        9.39%         16.69%            --           15.59%
----------------------------------------------------------------------------------------------------------------------------
  Lipper Mid-Cap Growth                    12.16%        16.33%       14.87%         15.44%            --           13.69%
----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                 8.28%        17.77%       15.56%         16.49%            --           14.78%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK                      27.00%        25.24%       19.66%         16.44%         16.42%          14.24%
----------------------------------------------------------------------------------------------------------------------------
  Lipper Growth                            22.86%        22.23%       18.63%         16.72%         16.30%          16.01%
----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                28.58%        28.23%       24.06%         19.21%         17.76%          15.98%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS            11.79%         8.66%        7.37%            --             --            7.96%
----------------------------------------------------------------------------------------------------------------------------
  Lipper Flexible Portfolio                14.20%        15.62%       14.31%            --             --           12.55%
----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                15.59%        14.45%       13.37%            --             --           12.08%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL                            19.56%        13.76%       12.14%         12.69%            --           10.47%
----------------------------------------------------------------------------------------------------------------------------
  Lipper Global                            14.34%        14.67%       11.98%         11.21%            --              --
----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                24.34%        17.77%       11.98%         11.21%            --            9.55%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH AND INCOME                 18.63%        20.27%       15.64%            --             --           14.68%
----------------------------------------------------------------------------------------------------------------------------
  Lipper Growth & Income                   15.61%        21.25%       18.35%            --             --           17.89%
----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                22.85%        22.69%       19.96%            --             --           20.48%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS                  16.93%        13.99%       11.80%            --             --           13.93%
----------------------------------------------------------------------------------------------------------------------------
  Lipper Flexible Portfolio                14.20%        15.62%       14.31%            --             --           12.55%
----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                22.85%        22.69%       19.96%            --             --           15.55%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                        (6.90)%        9.30%        7.96%          9.11%            --            8.45%
----------------------------------------------------------------------------------------------------------------------------
  Lipper High Current Yield                (0.44)%        8.21%        7.37%          9.34%            --            8.97%
----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                 3.66%         9.11%        9.01%         11.08%            --           10.72%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE GOVERNMENT
SECURITIES                                  5.76%         4.29%        3.44%            --             --            5.14%
----------------------------------------------------------------------------------------------------------------------------
  Lipper Intermediate Government            7.68%         6.21%        5.91%            --             --            7.25%
----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                 8.49%         6.74%        6.45%            --             --            7.60%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL                      8.53%         3.63%          --             --             --            5.49%
----------------------------------------------------------------------------------------------------------------------------
  Lipper International                     13.02%         9.94%          --             --             --           10.74%
----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                20.00%         9.00%          --             --             --            9.68%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                       3.40%         3.42%        3.23%          3.63%            --            5.11%
----------------------------------------------------------------------------------------------------------------------------
  Lipper Money Market                       4.84%         4.87%        4.77%          5.20%            --            6.77%
----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                 5.05%         5.18%        5.11%          5.44%            --            6.76%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH                  (5.97)%          --           --             --             --           10.25%
----------------------------------------------------------------------------------------------------------------------------
  Lipper Small Company Growth              (0.33)%          --           --             --             --           16.72%
----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                 1.23%           --           --             --             --           16.58%
----------------------------------------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX                        23.13%           --           --             --             --           23.13%
----------------------------------------------------------------------------------------------------------------------------
  Lipper S&P 500 Index                     26.78%           --           --             --             --           26.78%
----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                28.58%           --           --             --             --           28.58%
----------------------------------------------------------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX              18.17%           --           --             --             --           18.17%
----------------------------------------------------------------------------------------------------------------------------
  Lipper International                     12.17%           --           --             --             --           12.17%
----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                20.00%           --           --             --             --           20.00%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
68  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                  TABLE 3 (CONTINUED)
                            ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                                                         PORTFOLIO
                                              1 YEAR     3 YEARS    5 YEARS     10 YEARS     20 YEARS      INCEPTION*
-----------------------------------------------------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX                 18.17%        --         --            --          --         18.17%
-----------------------------------------------------------------------------------------------------------------------
  Lipper International                        12.17%        --         --            --          --         12.17%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                   20.00%        --         --            --          --         20.00%
-----------------------------------------------------------------------------------------------------------------------
BT SMALL COMPANY INDEX                        (3.87)%       --         --            --          --         (3.87)%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Small Cap                             1.53%        --         --            --          --          1.53%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                   (2.54)%       --         --            --          --         (2.54)%
-----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY               9.80%        --         --            --          --         15.46%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Growth & Income                      15.54%        --         --            --          --         21.32%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                   28.58%        --         --            --          --         31.63%
-----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY                   5.11%        --         --            --          --          5.23%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Global Flexible Portfolio             9.34%        --         --            --          --         11.15%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                   19.55%        --         --            --          --         20.00%
-----------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES                 32.37%        --         --            --          --         32.69%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Mid--Cap                             15.97%        --         --            --          --         22.72%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                   (2.54)%       --         --            --          --         14.53%
-----------------------------------------------------------------------------------------------------------------------
MFS RESEARCH                                  22.12%        --         --            --          --         22.44%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Growth                               25.82%        --         --            --          --         28.73%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                   28.58%        --         --            --          --         31.63%
-----------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS
EQUITY                                       (28.19)%       --         --            --          --        (33.79)%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Emerging Markets                    (30.50)%       --         --            --          --        (36.28)%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                  (25.34)%       --         --            --          --        (28.92)%
-----------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM BALANCED                            10.02%        --         --            --          --         14.09%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Balanced                             14.61%        --         --            --          --         17.83%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                   21.36%        --         --            --          --         23.48%
-----------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE               11.02%        --         --            --          --         15.74%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Growth & Income                      15.54%        --         --            --          --         21.32%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                   28.58%        --         --            --          --         31.63%
-----------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME                    7.33%        --         --            --          --         16.85%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Equity Income                        10.76%        --         --            --          --         19.07%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                   28.58%        --         --            --          --         31.63%
-----------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK             11.88%        --         --            --          --          5.30%
-----------------------------------------------------------------------------------------------------------------------
  Lipper International                        12.17%        --         --            --          --          9.06%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                   20.00%        --         --            --          --         13.43%
-----------------------------------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE           (11.45)%       --         --            --          --          2.58%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Small Cap                             1.53%        --         --            --          --         16.77%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                   (2.54)%       --         --            --          --         14.53%
-----------------------------------------------------------------------------------------------------------------------
* Portfolio inception dates are shown in Table 1.


--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  69
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                        TABLE 4
                            CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                              SINCE
                                                                                                             PORTFOLIO
                                         1 YEAR         3 YEARS      5 YEARS        10 YEARS     20 YEARS    INCEPTION*
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE AGGRESSIVE STOCK               (1.55)%         28.42%        56.67%        368.05%           --      550.62%
-----------------------------------------------------------------------------------------------------------------------
   Lipper Mid-Cap Growth                  12.16%         58.64%       102.73%        334.88%           --      448.32%
-----------------------------------------------------------------------------------------------------------------------
   Benchmark                               8.28%         63.35%       106.12%        360.30%           --      494.67%
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE COMMON STOCK                    27.00%         96.46%       145.35%        358.29%     1,991.24%   2,026.84%
-----------------------------------------------------------------------------------------------------------------------
   Lipper Growth                          22.86%         84.52%       138.97%        388.00%     2,185.68%   3,490.04%
-----------------------------------------------------------------------------------------------------------------------
   Benchmark                              28.58%        110.85%       193.91%        479.62%     2,530.43%   2,919.92%
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE CONSERVATIVE INVESTORS          11.79%         28.29%        42.73%            --            --      103.05%
-----------------------------------------------------------------------------------------------------------------------
   Lipper Flexible Portfolio              14.20%         15.62%        14.31%            --            --       12.55%
-----------------------------------------------------------------------------------------------------------------------
   Benchmark                              15.59%         14.45%        13.37%            --            --       12.08%
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE GLOBAL                          19.56%         47.23%        77.37%        230.13%           --      209.63%
-----------------------------------------------------------------------------------------------------------------------
   Lipper Global                          14.34%         14.67%        11.98%         11.21%           --          --
-----------------------------------------------------------------------------------------------------------------------
   Benchmark                              24.34%         17.77%        11.98%         11.21%           --        9.55%
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE GROWTH AND INCOME               18.63%         73.96%       196.77%            --            --      105.27%
-----------------------------------------------------------------------------------------------------------------------
   Lipper Growth & Income                 15.61%         21.25%        18.35%            --            --       17.89%
-----------------------------------------------------------------------------------------------------------------------
   Benchmark                              22.85%         22.69%        19.96%            --            --       20.48%
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE GROWTH INVESTORS                16.93%         48.12%        74.67%            --            --      233.85%
-----------------------------------------------------------------------------------------------------------------------
   Lipper Flexible Portfolio              14.20%         15.62%        14.31%            --            --       12.55%
-----------------------------------------------------------------------------------------------------------------------
   Benchmark                              22.85%         22.69%        19.96%            --            --       15.55%
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE HIGH YIELD                     (6.90)%         30.56%        46.65%        139.11%           --      164.68%
-----------------------------------------------------------------------------------------------------------------------
   Lipper High Current Yield             (0.44)%         26.80%        43.00%        145.62            --      182.21%
-----------------------------------------------------------------------------------------------------------------------
   Benchmark                              3.66%          29.90%        53.96%        186.01%           --      239.69%
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE INTERMEDIATE GOVERNMENT
 SECURITIES                               5.76%          13.43%        18.44%            --            --       47.46%
-----------------------------------------------------------------------------------------------------------------------
   Lipper Intermediate Government         7.68%           6.21%         5.91%            --            --        7.25%
-----------------------------------------------------------------------------------------------------------------------
   Benchmark                              8.49%           6.74%         6.45%            --            --        7.60%
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE INTERNATIONAL                   8.53%          11.30%            --            --            --       22.17%
-----------------------------------------------------------------------------------------------------------------------
   Lipper International                  13.02%           9.94%            --            --            --       10.74%
-----------------------------------------------------------------------------------------------------------------------
   Benchmark                             20.00%           9.00%            --            --            --        9.68%
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE MONEY MARKET                    3.40%          10.60%        17.22%         42.89%           --      138.78%
-----------------------------------------------------------------------------------------------------------------------
 Lipper Money Market                      4.84%          15.34%        26.25%         66.09%           --      214.68%
-----------------------------------------------------------------------------------------------------------------------
 Benchmark                                5.05%          16.35%        28.27%         69.88%           --      214.45%
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE SMALL CAP GROWTH               (5.97)%            --             --            --            --       17.69%
-----------------------------------------------------------------------------------------------------------------------
   Lipper Small Company Growth           (0.33)%            --             --            --            --       28.98%
-----------------------------------------------------------------------------------------------------------------------
   Benchmark                              1.23%             --             --            --            --       29.23%
-----------------------------------------------------------------------------------------------------------------------
 BT EQUITY 500 INDEX                     23.13%             --             --            --            --       23.13%
-----------------------------------------------------------------------------------------------------------------------
   Lipper S&P 500 Index                  26.78%             --             --            --            --       26.78%
-----------------------------------------------------------------------------------------------------------------------
   Benchmark                             28.58%             --             --            --            --       28.58%
-----------------------------------------------------------------------------------------------------------------------
 BT INTERNATIONAL EQUITY INDEX           18.17%             --             --            --            --       18.17%
-----------------------------------------------------------------------------------------------------------------------
   Lipper International                  12.17%             --             --            --            --       12.23%
-----------------------------------------------------------------------------------------------------------------------
   Benchmark                             20.00%             --             --            --            --       20.00%
-----------------------------------------------------------------------------------------------------------------------
 BT SMALL COMPANY INDEX                  (3.87)%            --             --            --            --       (3.87)%
-----------------------------------------------------------------------------------------------------------------------
   Lipper Small Cap                       1.53%             --             --            --            --        1.49%
-----------------------------------------------------------------------------------------------------------------------
   Benchmark                             (2.54)%            --             --            --            --       (2.54)%
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
70  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                  TABLE 4 (CONTINUED)
                            CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                             SINCE
                                                                                                           PORTFOLIO
                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS    20 YEARS     INCEPTION*
-----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY              9.80%        --           --           --          --         27.11%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Growth & Income                     15.54%        --           --           --          --         21.32%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                  28.58%        --           --           --          --         31.63%
-----------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY                  5.11%        --           --           --          --          8.88%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Global Flexible Portfolio            9.34%        --           --           --          --         11.15%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                  19.55%        --           --           --          --         20.00%
-----------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES                32.37%        --           --           --          --         60.31%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Mid--Cap                            15.97%        --           --           --          --         42.16%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                  (2.54)%       --           --           --          --         25.40%
-----------------------------------------------------------------------------------------------------------------------
MFS RESEARCH                                 22.12%        --           --           --          --         40.19%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Growth                              25.82%        --           --           --          --         52.86%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                  28.58%        --           --           --          --         57.60%
-----------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY      (28.19)%        --           --           --          --       (43.02)%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Emerging Markets                   (30.50)%       --           --           --          --        (45.67)%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                 (25.34)%       --           --           --          --        (36.71)%
-----------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM BALANCED                           10.02%        --           --           --          --         24.59%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Balanced                            14.61%        --           --           --          --         17.83%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                  21.36%        --           --           --          --         23.48%
-----------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE              11.02%        --           --           --          --         27.62%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Growth & Income                     15.54%        --           --           --          --         38.49%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                  28.58%        --           --           --          --         57.60%
-----------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME                   7.33%        --           --           --          --         29.66%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Equity Income                       10.76%        --           --           --          --         19.07%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                  28.58%        --           --           --          --         31.63%
-----------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK             7.33%        --           --           --          --         29.66%
-----------------------------------------------------------------------------------------------------------------------
  Lipper International                       12.17%        --           --           --          --          9.06%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                  20.00%        --           --           --          --         13.43%
-----------------------------------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE          (11.45)%       --           --           --          --          4.35%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Small Cap                            1.53%        --           --           --          --         16.77%
-----------------------------------------------------------------------------------------------------------------------
  Benchmark                                  (2.54)%       --           --           --          --         14.53%
-----------------------------------------------------------------------------------------------------------------------
* Portfolio inception dates are shown in Table 1.


--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  71
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                        TABLE 5
                                              YEAR-BY-YEAR RATES OF RETURN

------------------------------------------------------------------------------------------------------------------------------------
                                      1989     1990      1991      1992      1993      1994      1995      1996     1997      1998
------------------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock             40.86%   6.16%    83.43%   (4.95)%     14.59%   (5.59)%   29.21%    19.93%    8.77%    (1.55)%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                 23.28%  (9.82)%   35.34%    1.31%      22.52%   (3.94)%   30.01%    21.97%   26.84%    27.00%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors        2.61%   4.40%    17.67%    3.76%       8.77%   (5.86)%   18.19%     3.25%   11.15%    11.79%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Global                       24.41%  (7.81)%   28.15%   (2.35)%     29.68%    3.29%    16.63%    12.47%    9.49%    19.56%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income              --       --        --       --       (0.72)%  (2.41)%   21.79%    17.86%   24.42%    18.63%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors             3.35%    8.61%    46.16%     2.96%     13.15%   (4.94)%   24.05%    10.51%   14.63%    16.93%
------------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                   3.20%   (2.95)%   22.17%    10.23%     20.88%   (4.58)%   17.71%    20.60%   16.28%    (6.90)%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government
Securities                              --       --     10.71%     3.64%      8.50%    (6.13)%  11.24%     1.85%    5.31%     5.76%
------------------------------------------------------------------------------------------------------------------------------------
Alliance International                  --       --        --        --         -         --     9.76%     7.77%   (4.84)     8.53%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                 7.18%    6.23%     4.23%     1.65%      1.06%    2.10%     3.80%     3.37%    3.48%     3.40%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth               --       --        --        --         --        --       --        --    25.16%+   (5.97)%
------------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                     --       --        --        --         --        --       --        --       --     23.13%
------------------------------------------------------------------------------------------------------------------------------------
BT International Equity Index           --       --        --        --         --        --       --        --       --     18.17%
------------------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                  --       --        --        --         --        --       --        --       --     (3.87)
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity        --       --        --        --         --        --       --        --    15.77%+    9.80%
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy            --       --        --        --         --        --       --        --     3.58%+    5.11%
------------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies           --       --        --        --         --        --       --        --    21.11%+   32.37%
------------------------------------------------------------------------------------------------------------------------------------
MFS Research                            --       --        --        --         --        --       --        --    14.80%+   22.12%
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity  --       --        --        --         --        --       --        --   (20.66)%+ (28.19)%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                      --       --        --        --         --        --       --        --    13.24%+   10.02%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value         --       --        --        --         --        --       --        --    14.96%+   11.02%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income             --       --        --        --         --        --       --        --    20.81%+    7.33%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock       --       --        --        --         --        --       --        --    (2.57)%+  11.88%
------------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value      --       --        --        --         -         --       --        --    17.84%+  (11.45)%
------------------------------------------------------------------------------------------------------------------------------------

----------------
+ Returns for these portfolios represent less than 12 months of performance. The returns are as of each portfolio inception date as shown in Table 1.

--------------------------------------------------------------------------------
72  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

COMMUNICATING PERFORMANCE DATA

In reports or other communications to contract owners or in advertising material, we may describe general economic and market conditions affecting our variable investment options and the portfolios and may compare the performance or ranking of those options and the portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS, or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

o data developed by us derived from such indices or averages.

We also may furnish to present or prospective contract owners advertisements or other communications that include evaluations of a variable investment option or portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------------------
Barron's                                      Investment Management Weekly
Morningstar's Variable Annuity                Money Management Letter
  Sourcebook                                  Investment Dealers Digest
Business Week                                 National Underwriter
Forbes                                        Pension & Investments
Fortune                                       USA Today
Institutional Investor                        Investor's Business Daily
Money                                         The New York Times
Kiplinger's Personal Finance                  The Wall Street Journal
Financial Planning                            The Los Angeles Times
Investment Adviser                            The Chicago Tribune
--------------------------------------------------------------------------------

Lipper compiles performance data for peer universes of funds with similar investment objectives in its Lipper Survey. Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "separate account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable life and annuity contracts, and

o The "mutual fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges. VARDS is a monthly reporting service that monitors approximately 2,500 variable life and variable annuity funds on performance and account information.

YIELD INFORMATION

Current yield for the Alliance Money Market option will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yield for the Alliance High Yield option and Alliance Intermediate Government Securities option will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months).

"Effective yield" is calculated in a similar manner, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the Alliance Money Market option. The current yields and effective yields assume the deduction of all contract charges and expenses other than the optional baseBUILDER benefits charge, and any charge for taxes such

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  73
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

as premium tax. The yields and effective yields for the Alliance Money Market option, when used for the special dollar cost averaging program, assume that no contract charges are deducted. For more information, see "Yield Information for the Alliance Money Market Option, Alliance High Yield Option, and Alliance Intermediate Government Securities Option" in the SAI.

--------------------------------------------------------------------------------
74 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
--------------------------------------------------------------------------------

10
Incorporation of certain documents by reference

--------------------------------------------------------------------------------

Equitable Life's annual report on Form 10-K for the year ended December 31, 1998, a current report on Form 8-K dated September 1, 1999, and a quarterly report on Form 10-Q for the quarter ended June 30, 1999, are considered to be a part of this prospectus because they are incorporated by reference.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act") will be considered to become part of this prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a Web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary
(telephone: (212) 554-1234).

--------------------------------------------------------------------------------
                       APPENDIX I: PURCHASE CONSIDERATIONS FOR QP CONTRACTS  A-1
--------------------------------------------------------------------------------

Appendix I: Purchase considerations for QP contracts

--------------------------------------------------------------------------------

Trustees who are considering the purchase of an Equitable Accumulator Select QP contract should discuss with their tax advisers whether this is an appropriate investment vehicle for the employer's plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the guaranteed minimum income benefit, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Equitable Accumulator Select QP contract or another annuity. Therefore, you should purchase an Equitable Accumulator QP contract to fund a plan for the contract's features and benefits other than tax deferral. This QP contract accepts transfer contributions only and not regular, ongoing payroll contributions. For 401(k) plans under defined contribution plans, no employee after-tax contributions are accepted.

Under defined benefit plans, we will not accept rollovers from a defined contribution plan to a defined benefit plan. We will only accept transfers from a defined benefit plan or a change of investment vehicles in the plan. For defined benefit plans, the maximum percentage of actuarial value of the plan participant/employee's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant/employee. Equitable Life does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit. If overfunding of a plan occurs, withdrawals from the QP contract may be required. A market value adjustment may apply.

Further, Equitable Life will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant/employee takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan.

Given that required minimum distributions must generally commence from the plan for annuitants after age 70 1/2, trustees should consider whether the QP contract is an appropriate purchase for annuitants approaching or over age
70 1/2.

Finally, because the method of purchasing the QP contract and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

--------------------------------------------------------------------------------
                               APPENDIX II: MARKET VALUE ADJUSTMENT EXAMPLE  B-1
--------------------------------------------------------------------------------

Appendix II: Market value adjustment example

--------------------------------------------------------------------------------

The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2000 to a fixed maturity option with a maturity date of February 15, 2009 (nine years later) at a rate to maturity of 7.00%, resulting in a maturity value at the maturity date of $183,846. We further assume that a withdrawal of $50,000 is made four years later on February 15, 2004.

--------------------------------------------------------------------------------
                                                           ASSUMED RATE TO
                                                   MATURITY ON FEBRUARY 15, 2004
--------------------------------------------------------------------------------
                                                           5.00%        9.00%
--------------------------------------------------------------------------------
 AS OF FEBRUARY 15, 2004 (BEFORE WITHDRAWAL)
--------------------------------------------------------------------------------
(1) Market adjusted amount                               $144,048     $119,487
--------------------------------------------------------------------------------
(2) Fixed maturity amount                                $131,080     $131,080
--------------------------------------------------------------------------------
(3) Market value adjustment:
   (1) - (2)                                             $ 12,968     $(11,593)
--------------------------------------------------------------------------------
 ON FEBRUARY 15, 2004 (AFTER WITHDRAWAL)
--------------------------------------------------------------------------------
(4) Portion of market value adjustment associated
    with withdrawal: (3) x [$50,000/(1)]                 $  4,501     $ (4,851)
--------------------------------------------------------------------------------
(5) Reduction in fixed maturity amount
    [$50,000 - (4)]                                      $ 45,499     $ 54,851
--------------------------------------------------------------------------------
(6) Fixed maturity amount (2) - (5)                      $ 85,581     $ 76,229
--------------------------------------------------------------------------------
(7) Maturity value                                       $120,032     $106,915
--------------------------------------------------------------------------------
(8) Market adjusted amount of (7)                        $ 94,048     $ 69,487
--------------------------------------------------------------------------------

You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

--------------------------------------------------------------------------------
APPENDIX III: GUARANTEED MINIMUM DEATH BENEFIT EXAMPLE
--------------------------------------------------------------------------------

Appendix III: Guaranteed minimum death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the guaranteed minimum death benefit.

The following illustrates the guaranteed minimum death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the Alliance Money Market option, Alliance Intermediate Government Securities option, or the fixed maturity options), no additional contributions, no transfers and no withdrawals, and no loans under a Rollover TSA contract, the guaranteed minimum death benefit for an annuitant age 45 would be calculated as follows:

--------------------------------------------------------------------------------
                                         5% ROLL UP TO      ANNUAL RATCHET TO
  END OF                               AGE 80 GUARAMTEED    AGE 80 GUARANTEED
 CONTRACT                             GUARANTEED MIMIMUM        MIMIMUM
   YEAR           ACCOUNT VALUE(1)      DEATH BENEFIT        DEATH BENEFIT
--------------------------------------------------------------------------------
    1             $105,000               $105,000(1)          $105,000(3)
--------------------------------------------------------------------------------
    2             $115,500               $110,250(2)          $115,500(3)
--------------------------------------------------------------------------------
    3             $129,360               $115,763(2)          $129,360(3)
--------------------------------------------------------------------------------
    4             $103,488               $121,551(1)          $129,360(4)
--------------------------------------------------------------------------------
    5             $113,837               $127,628(1)          $129,360(4)
--------------------------------------------------------------------------------
    6             $127,497               $134,010(1)          $129,360(4)
--------------------------------------------------------------------------------
    7             $127,497               $140,710(1)          $129,360(4)
--------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%. We
are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

5% ROLL UP TO AGE 80

(1) At the end of contract year 1, and again at the end of contract years 4 through 7, the death benefit will be equal to the guaranteed minimum death benefit.

(2) At the end of contract years 2 and 3, the death benefit will be equal to the current account value since it is higher than the current guaranteed minimum death benefit.

ANNUAL RATCHET TO AGE 80

(3) At the end of contract years 1 through 3, the guaranteed minimum death benefit is equal to the current account value.

(4) At the end of contract years 4 through 7, the guaranteed minimum death benefit is equal to the guaranteed minimum death benefit at the end of the prior year since it is equal to or higher than the current account value.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------



TABLE OF CONTENTS

                                                                      PAGE
Unit Values                                                             2
Annuity Unit Values                                                     2
Custodian and Independent Accountants                                   3
Yield Information for the Alliance Money Market Option,
  Alliance High Yield Option, and Alliance Intermediate
  Government Securities Option                                          3
Long-Term Market Trends                                                 4
Key Factors in Retirement Planning                                      7
Financial Statements                                                   11



HOW TO OBTAIN AN EQUITABLE ACCUMULATOR SELECT STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
   Equitable Accumulator Select
   P.O. Box 1547
   Secaucus, NJ 07096-1547

--------------------------------------------------------------------------------

Please send me an Equitable Accumulator Select SAI for Separate Account No. 49 dated October 18, 1999:


--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                     State         Zip






(IM-99-01 SAI(10/99))